UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2

TO
SCHEDULE 14A (Rule 14a-101)
SCHEDULE 14A
INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Under Rule 14a-12

SPEAR & JACKSON, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐No fee required.

☒Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies: Common Stock

(2)

Aggregate number of securities to which transaction applies: 2,192,280

(3)

Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$1.96 per share of Common Stock

(4)

Proposed maximum aggregate value of transaction: $4,296,869

(5)

Total fee paid: $459.77

☒Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRELIMINARY COPY

SPEAR & JACKSON, INC.
12012 SOUTHSHORE BOULEVARD, SUITE 103

WELLINGTON, FLORIDA 33414
_______________, 2007

DEAR STOCKHOLDERS:

You are cordially invited to attend a special meeting of stockholders of Spear & Jackson, Inc. (“S&J” or the “Company”), to be held on __________, 2007, at _____ local time, at __________.

At the special meeting, you will be asked to approve the Agreement and Plan of Merger, dated June 22, 2007 (the “Merger Agreement”), among S&J, United Pacific Industries Limited, a Bermuda corporation (“UPI”), Pantene Global Holdings Limited, a Hong Kong corporation and wholly owned subsidiary of UPI (“Pantene”, and collectively with UPI the “Parent”), and Pantene Global Acquisition Corp., a Nevada corporation and wholly owned subsidiary of Pantene (“Newco”).

Patrick J. Dyson is our Chairman, Chief Financial Officer, Secretary, and a member of our Board of Directors, and is UPI’s Chief Financial Officer; Lewis Hon Ching Ho is our Chief Administrative Officer and a member of our Board of Directors, and is a director and the general manager of Pantene Electronics (Hangzhou) Co. Ltd., a subsidiary of UPI; Brian C. Beazer is our Assistant Treasurer and is the Chairman of UPI; Nila Ibrahim is our General Counsel and is the General Counsel of UPI.

Parent holds 3,543,281 shares of our common stock, representing approximately 61.78% of our outstanding common stock. Each share of our common stock is entitled to one vote.

Under the Merger Agreement, S&J will be merged with and into Newco, with Newco as the surviving corporation. Under the Merger Agreement, upon the consummation of the merger, each holder of outstanding shares of our common stock other than (i) Parent and (ii) stockholders who validly exercise and perfect dissenter’s rights under Nevada law, will be entitled to receive $1.96 per share in cash without interest. Shares held by stockholders who validly exercise and perfect their dissenter’s rights under Nevada law will be converted into the right to receive such consideration as may be determined to be due pursuant to the provisions of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes.

After the merger, Newco will continue its operations as a privately held company. Current stockholders of S&J, other than Parent, will not participate in any future earnings and growth of Newco, as the surviving corporation. Parent will own all of the equity of the surviving corporation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, passed upon the fairness or merits of this transaction, or passed upon the accuracy or adequacy of the disclosure in this document. Any representation to the contrary is a criminal offense.

Details of the merger and the Merger Agreement are discussed in the enclosed proxy statement, the forepart of which includes a summary of the terms of the merger and certain questions and answers relating to the proposed transaction. A copy of the Merger Agreement is attached as Exhibit A to the proxy statement.

In order to reduce any conflict of interest in evaluating, negotiating and recommending the merger and the terms of the Merger Agreement, our Board of Directors delegated those duties to our Finance Committee. Dr. J. Preston Jones is the chairperson and sole member of the Finance Committee. Dr. Jones has been determined to be independent by our Board of Directors. No particular standard was used by our Board of Directors to determine that Dr. Jones is independent, rather, Dr. Jones was determined to be independent after our Board of Directors conducted a thorough analysis of the relevant facts and concluded: (i) the bio submitted by Dr. Jones evidences no prior or current affiliations with the Company, its subsidiaries, or its affiliates, (ii) Dr. Jones has not, and is not expected to, directly or indirectly, receive any fees from the Company, its subsidiaries, or its affiliates other than fees of US $30,000 per annum, payable quarterly, with respect to his service on the Company's Board of Directors and Finance Committee, and a fee of US $30,000 payable upon the completion of his duties as an independent director, (iii) Dr. Jones is not an officer, employee, or stockholder of the Company, its subsidiaries, or its affiliates, and (iv) Dr. Jones has no financial incentive or interest in the outcome of the merger.

Our Board of Directors has unanimously adopted and approved the merger and the Merger Agreement. Our Board of Directors and the Finance Committee believe that the terms of the merger and the Merger Agreement are substantively and procedurally fair to, and in the best interests of, S&J’s unaffiliated stockholders.

In reaching its decision, the Finance Committee considered, among other factors, the written opinion of Capitalink, L.C. (“Capitalink”), a division of Ladenburg Thalmann & Co. Inc. (“Ladenburg”), the Finance Committee’s financial advisor. Based upon and subject to the considerations and limitations set forth in its opinion, Capitalink concluded that the $1.96 per share cash consideration to be received in the merger by the holders of our common stock is fair, from a financial point of view, to the holders of our capital stock, other than Parent.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL VOTES IN FAVOR OF APPROVAL OF THE MERGER AGREEMENT.

The affirmative vote of a majority of the outstanding shares of our common stock is required to adopt and approve the Merger Agreement. Each outstanding share of common stock will be entitled to one vote. Parent currently holds in excess of a majority of the outstanding shares of our common stock and intends to vote its shares in favor of the merger.

Our stockholders will be entitled to dissenter’s rights under Nevada law in connection with the merger as described in the accompanying proxy statement.

It is very important to us that your shares be represented at the special meeting, whether or not you plan to attend personally. Therefore, you should complete and sign the enclosed proxy card and return it as soon as possible in the enclosed postage paid envelope. This will ensure that your shares are represented at the special meeting.

The accompanying notice of meeting and proxy statement explain the merger and the Merger Agreement and provide specific information concerning the special meeting of stockholders. Please read these materials carefully.

Sincerely,

Dr. J. Preston Jones, Chairperson of the
Finance Committee

This proxy statement is dated __________, 2007 and is first being mailed to stockholders on or about __________, 2007.

SPEAR & JACKSON, INC.
12012 SOUTHSHORE BOULEVARD, SUITE 103

WELLINGTON, FLORIDA 33414

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON __________, 2007

Notice is hereby given that a special meeting of the stockholders of Spear & Jackson, Inc. (“S&J” or the “Company”) will be held on __________, 2007 at _____ local time at __________ for the following purposes:

1.

APPROVAL OF THE MERGER AGREEMENT. To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger dated as of June 22, 2007, among United Pacific Industries Limited, a Bermuda corporation (“UPI”), Pantene Global Holdings Limited, a Hong Kong corporation and wholly owned subsidiary of UPI (“Pantene,” and collectively with UPI the “Parent”), and Pantene Global Acquisition Corp., a Nevada corporation and wholly owned subsidiary of Pantene (“Newco”), and S&J (the “Merger Agreement”), pursuant to which S&J will be merged with and into Newco with Newco being the surviving corporation, and each of our stockholders, other than (i) Parent, and (ii) stockholders who exercise and perfect dissenter’s rights under Nevada law, will be entitled to receive $1.96 per share in cash, without interest, in accordance with and subject to the terms and conditions contained in the Merger Agreement. Shares held by stockholders who validly exercise and perfect their dissenter’s rights under Nevada law will be converted into the right to receive such consideration as may be determined to be due pursuant to the provisions of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes. The Merger Agreement is more fully described in the accompanying proxy statement and a copy of the Merger Agreement is attached as Exhibit A to the accompanying proxy statement.

2.

ADJOURNMENT. To approve adjournment of the Special Meeting, if necessary or appropriate, to provide time to solicit additional proxies if it does not appear that there will be enough shares voted in favor of the Merger Agreement to approve the Merger Agreement at the time of the special meeting.

3.

OTHER MATTERS. To consider, act upon and transact such other matters as may properly come before the special meeting or any adjournments or postponements thereof.

The affirmative vote of a majority of the outstanding shares of our common stock is required to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the merger. Each outstanding share of common stock will be entitled to one vote. Parent currently holds in excess of a majority of the outstanding shares of our common stock and intends to vote its shares in favor of the Merger Agreement and the merger.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL VOTES IN FAVOR OF APPROVAL OF THE MERGER AGREEMENT.

Our Board of Directors has fixed the close of business on __________, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof. Only holders of record of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the Special Meeting.

If the Merger Agreement is adopted and approved by the stockholders at the Special Meeting and the merger is completed, any stockholder (a) who files with S&J before the taking of the vote on the adoption and approval of the Merger Agreement, a written demand stating that they intend to seek appraisal of their shares of capital stock if the merger is completed and (b) whose shares are not voted in favor of the Merger Agreement, will have the right to seek appraisal of their shares of capital stock. S&J and any stockholder seeking an appraisal shall have the rights and duties and shall follow the procedures set forth in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, a copy of which is attached as Exhibit C to the accompanying proxy statement. See the section entitled “DISSENTER’S RIGHTS” in the proxy statement for more information.

Your vote is very important regardless of how many shares of our capital stock you own. Whether or not you plan to attend the special meeting, you are requested to sign, date and return the enclosed proxy without delay in the enclosed postage paid envelope. You may revoke your proxy at any time prior to its exercise. If you are present at the special meeting or any adjournments thereof, you may revoke the proxy and vote personally on the matters properly brought before the special meeting.

By Order of the Board of Directors

/s/ Patrick J. Dyson
Patrick J. Dyson
Chairman

Wellington, Florida

__________________, 2007

v

SUMMARY TERM SHEET

1

Questions and Answers about the Merger

5

Cautionary Statement Concerning Forward-Looking Information

8

PROPOSAL ONE APPROVAL OF THE MERGER AGREEMENT

9

SPECIAL FACTORS

9

Background of the Merger

9

Recommendation of the Finance Committee and the Board of Directors; Fairness of the Merger

13

Determination of the Fairness of the Merger by the Parent and Newco

16

Opinion of Financial Advisor to the Finance Committee

19

Purpose and Structure of the Merger

27

Effects of the Merger

27

Risks that the Merger Will Not Be Completed

28

Interests of the Parent in the Merger

29

Interests of Our Directors and Executive Officers in the Merger

29

Continuing Equity Interests of the Parent

30

Merger Financing

30

Estimated Fees and Expenses of the Merger

30

Federal Income Tax Considerations

31

Anticipated Accounting Treatment of Merger

31

Certain Regulatory Matters

31

Dissenter’s Rights

32

SPEAR & JACKSON, INC. HISTORICAL FINANCIAL DATA

35

MARKET AND MARKET PRICE

36

Market Information

36

Number of Stockholders

37

Dividends

37

THE SPECIAL MEETING

38

General

38

Matters to be Considered at the Special Meeting

38

Record Date and Voting Information

39

Quorum

39

Proxies; Revocation

39

Expenses of Proxy Solicitation

40

Dissenter’s Rights

40

PARTIES TO THE MERGER AGREEMENT

41

Related Parties

41

THE MERGER AGREEMENT

42

The Merger

42

Effective Time of Merger

42

Articles of Incorporation, Bylaws and Directors and Officers the Surviving Corporation

42

Conversion of Capital Stock

42

Payment For Shares

43

Transfer of Shares

43

S&J Stockholder Approval

43

Indemnification

43

Representations and Warranties

44

Covenants

45

Conduct of Business Pending the Merger

45

Access to Information

46

Conditions to the Merger

46

Termination of the Merger Agreement

47

Expense Reimbursement

48

Amendments; Extensions; Waivers

48

PROPOSAL TWO ADJOURNMENT OF THE SPECIAL MEETING

49

STOCK PURCHASE INFORMATION

50

Purchases by S&J

50

Purchases by the Parent

50

Purchases by Newco

50

Recent Transactions

50

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

51

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

51

FUTURE STOCKHOLDER PROPOSALS

51

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

52

EXHIBIT A – Agreement and Plan of Merger

EXHIBIT B – Opinion of Capitalink, L.C.

EXHIBIT C – Sections 92A.300 to 92A.500 of the Nevada Revised Statutes

EXHIBIT D – Annual Report on Form 10-K for the year ended September 30, 2006

EXHIBIT E – Quarterly Report on Form 10-Q for the quarter ended December 31, 2006

EXHIBIT F – Quarterly Report on Form 10-Q for the quarter ended March 31, 2007

EXHIBIT G – Quarterly Report on Form 10-Q for the quarter ended June 30, 2006

PRELIMINARY COPY

SUMMARY TERM SHEET

This summary term sheet highlights selected information contained in this proxy statement and may not contain all of the information that is important to you. We urge you to read this entire proxy statement carefully, including the exhibits. The term “Newco” refers to Pantene Global Acquisition Corp., a Nevada corporation; the term “Parent” refers collectively to United Pacific Industries Limited, a Bermuda corporation (“UPI”) and Pantene Global Holdings Limited, a Hong Kong corporation and wholly owned subsidiary of UPI (“Pantene”).

The Merger. Spear & Jackson, Inc. (“S&J” or the “Company”) has entered into an agreement and plan of merger (the “Merger Agreement”) which provides for the merger of S&J with Newco, a newly formed Nevada corporation controlled by Parent. Following the merger, S&J will cease to be a publicly held company. See “The Merger Agreement” beginning on page 42.

S&J. S&J, through its principal operating entities, manufactures and distributes a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australasia, North and South America, Asia and the Far East. In order to reduce any conflict of interest in evaluating, negotiating and recommending the merger and the terms of the Merger Agreement, our Board of Directors delegated those duties to the Finance Committee of the Board of Directors. The Finance Committee consists of Dr. J. Preston Jones. Dr. Jones has been determined to be independent by our Board of Directors. No particular standard was used by our Board of Directors to determine that Dr. Jones is independent, rather, Dr. Jones was determined to be independent after our Board of Directors conducted a thorough analysis of the relevant facts and concluded: (i) the bio submitted by Dr. Jones evidences no prior or current affiliations with the Company, its subsidiaries, or its affiliates, (ii) Dr. Jones has not, and is not expected to, directly or indirectly, receive any fees from the Company, its subsidiaries, or its affiliates other than fees of US $30,000 per annum, payable quarterly, with respect to his service on the Company's Board of Directors and Finance Committee, and a fee of US $30,000 payable upon the completion of his duties as an independent director, (iii) Dr. Jones is not an officer, employee, or stockholder of the Company, its subsidiaries, or its affiliates, and (iv) Dr. Jones has no financial incentive or interest in the outcome of the merger. Our Board of Directors has unanimously approved the merger and the Merger Agreement. Our Board of Directors and the Finance Committee believe that the terms of the merger and the Merger Agreement are fair to, and in the best interests of, S&J’s unaffiliated stockholders. Our common stock is traded on the Pink Sheets in the over the counter market under the symbol “SJCK.PK.” Our corporate headquarters are located at 12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414, and our telephone number is (561) 793-7233. See “Parties to the Merger Agreement” beginning on page 41.

Newco. Newco is a newly organized Nevada corporation formed and currently wholly owned by Pantene, which is wholly owned by UPI (collectively referred to herein as “Parent”). Parent formed Newco for the purpose of engaging in the merger. Immediately following the merger, Newco, as the surviving corporation, will be wholly-owned by Parent. See “Parties to the Merger Agreement” beginning on page 41.

Parent. UPI is a Bermuda corporation. UPI is a holding company. Apart from its holdings in S&J, UPI is primarily engaged, through its Asia-based principal operating subsidiaries, in the manufacture and sale of power supply products and electronic components, and offers original equipment manufacturer (OEM) services and electronics/electrical manufacturing services (EMS). Pantene is a Hong Kong corporation and wholly owned subsidiary of UPI. Pantene is a special purpose investment vehicle and holds only 61.8% of S&J and 100% of Newco. UPI and Pantene are collectively referred to herein as “Parent”. See “Parties to the Merger Agreement” beginning on page 41.

Related Parties. Patrick J. Dyson is our Chairman, Chief Financial Officer, Secretary, and a member of our Board of Directors, and is UPI’s Chief Financial Officer; Lewis Hon Ching Ho is our Chief Administrative Officer and a member of our Board of Directors, and is a director and the general manager of Pantene Electronics (Hangzhou) Co. Ltd., a subsidiary of UPI; Brian C. Beazer is our Assistant Secretary and is the Chairman of UPI; Nila Ibrahim is our General Counsel and is the General Counsel of UPI; David H. Clarke owns 28,350 shares of our common stock (representing approximately 0.49% of our outstanding shares), and is the Executive Vice Chairman and a director of UPI.

Stockholder Vote. You are being asked to consider and vote upon a proposal to adopt and approve the Merger Agreement. The Merger Agreement must be adopted and approved by the affirmative vote of the holders of a majority of the outstanding shares of our common stock. The Merger Agreement does not need to be approved by the holders of a majority of the outstanding shares of our common stock held by unaffiliated stockholders. Each outstanding share of common stock will be entitled to one vote. Parent currently holds in excess of a majority of the outstanding shares of our common stock and therefore has sufficient shares to approve the Merger Agreement and the merger. Parent intends to vote its shares in favor of the Merger Agreement and the merger.

Payment. In the merger, all of the outstanding shares of our common stock (other than those shares held by the Parent and stockholders who exercise and perfect dissenter’s rights under Nevada law) will be converted into the right to receive the merger consideration of $1.96 in cash, without interest. Shares held by stockholders who validly exercise and perfect their dissenter’s rights under Nevada law will be converted into the right to receive such consideration as may be determined to be due pursuant to the provisions of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes. See “The Merger Agreement” beginning on page 42.

Management. Our current management will continue as management of the surviving corporation on the same terms as they are presently employed. See “Special Factors -- Interests of the Parent in the Merger” beginning on page 29.

Interests of the Parent in the Merger. The opportunity to retain an equity interest in S&J and to continue as management of the surviving corporation following the merger provides the Parent with interests in the merger that are different from, or in addition to, your interests as a S&J stockholder. See “Special Factors -- Interests of the Parent in the Merger” beginning on page 29.

Interests of Our Directors and Executive Officers in the Merger. In considering the recommendation of our Board of Directors with respect to the merger, you should be aware that some of our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. Patrick J. Dyson has an employment agreement which provides that in the event of termination of employment other than for cause, Mr. Dyson would be entitled to severance pay equal to twelve months of his current base salary and other benefits. Dr. J. Preston Jones, the sole member of the Finance Committee, receives US $30,000 per annum with respect to his service on our Board of Directors and the Finance Committee, and will receive an additional US $30,000 upon completion of his duties as an independent director. Further, our officers and directors will be entitled to certain additional indemnification rights and will likely hold offices in S&J post closing.

Fairness of the Merger. Our Board of Directors has unanimously determined that the terms of the Merger Agreement and the merger are substantively and procedurally fair to, and in the best interests of, S&J’s unaffiliated stockholders. Parent and Newco also believe that the terms of the Merger Agreement and the merger are substantively and procedurally fair to, and in the best interests of, S&J’s unaffiliated stockholders. See “Special Factors -- Recommendation of the Board of Directors; Fairness of the Merger” beginning on page 13; and “Determination of the Fairness of the Merger by Parent and Newco” beginning on page 16.

Reasons for the Merger. In reaching the conclusion that the terms of the merger and the Merger Agreement are fair to, and in the best interests of, the S&J stockholders other than the Parent, the Finance Committee and our Board of Directors considered the following factors, among others:

•

the fact that the $1.96 per share to be paid to stockholders in the merger represents (i) a premium of approximately 92% over the $1.02 closing sale price for the shares of our common stock on the Pink Sheets of the over the counter market on May 14, 2007, the trading day preceding our announcement of UPI’s initial offer of $1.483 per share, and (ii) a premium of approximately 32% over the $1.48 closing sale price for the shares of our common stock on each of the five trading days preceding June 14, 2007, the day the Finance Committee determined to recommend that our Board of Directors approve the Merger Agreement;

2

•

the opinion of Capitalink, dated June 14, 2007, that the cash consideration of $1.96 per share to be received by the holders of our common stock (other than the Parent) is fair to such holders from a financial point of view;

•

the fact that Parent’s significant equity interest in S&J would likely deter potential strategic and financial third party buyers in light of Parent’s stated intention not to sell its interest;

•

the Finance Committee’s conclusion that it was unlikely that any party other than Parent would propose and complete a transaction that was more favorable than the merger; and

•

the history of negotiations between the Finance Committee and Parent regarding the price per share offered to stockholders and the terms and conditions of the merger.

See “Special Factors -- Recommendation of the Finance Committee and the Board of Directors; Fairness of the Merger” beginning on page 13.

Opinion of Financial Advisor. In deciding to approve the terms of the Merger Agreement and the merger, one factor our Board of Directors and the Finance Committee considered was the opinion of the Finance Committee’s financial advisor, Capitalink. Capitalink concluded that the merger consideration to be received by the holders of our capital stock (other than the Parent) in the merger is fair, from a financial viewpoint, to such holders. The complete Capitalink’s opinion, including applicable limitations and assumptions, describes the basis for the opinion and is attached as Exhibit B to this proxy statement. See “Special Factors -- Opinion of Financial Advisor to the Finance Committee” beginning on page 19.

Merger Financing. Parent and Newco estimate that $5 million will be necessary to complete the merger and pay their related fees and expenses. Such amount is to be funded directly by Parent from acquisition financing and out of its working capital. The source of the acquisition financing is Orix Asia Limited, a restricted license bank in Hong Kong. The parties have entered into a definitive loan agreement dated August 22, 2007, for approximately US $5 million. The borrower under the loan agreement is Pantene, with UPI and its wholly owned subsidiaries Pantene Industrial Co. Ltd and Pin Xin International Ltd. serving as guarantors. The maximum term of the loan facility is 36 months.  The interest rate is 4.75% per annum, with principal and interest payable monthly during the term.  The borrower's obligations under the facility are secured by a security interest in certain equipment with a value of at least HK$10 million.  The loan agreement provides for the following material conditions to funding: (i) joint and several corporate guarantees being given by UPI and its wholly owned subsidiaries Pantene Industrial Co. Ltd and Pin Xin International Ltd; (ii) the creation of a security interest in equipment valued at HK$10 million to secure the loan; (iii) insurance coverage on the equipment that is serving as collateral; (iv) an undertaking by Mr. Brian Beazer, the Chairman of UPI, not to dispose of or reduce his shareholding in UPI during the term of the loan; (v) due notice of drawdown being given; (vi) all relevant organizational documents and resolutions of Pantene and the corporate guarantors being provided to Orix; and (vii) there being no material adverse change in the business, financial condition, operations or prospects of Pantene or the other corporate guarantors. No alternative financing arrangements or alternative financing plans have been made in the event the loan facility described herein is not available as anticipated. Parent does not have any specific plans or arrangements in place to finance or repay the loan, but anticipates repaying the loan from working capital. No alternative financing arrangements or alternative financing plans have been made in the event the loan facility described herein is not available as anticipated. S&J estimates it will incur $275,000 in fees and expenses to complete the merger, which amount will be funded out of working capital. See “Special Factors -- Merger Financing” beginning on page 30.

Conditions. The Merger Agreement and the merger are subject to approval by the holders of a majority of the outstanding shares of our common stock. The merger also is subject to other conditions, including:

•

the merger shall have been approved by the holders of a majority of the outstanding ordinary shares of UPI;

•

the absence of any law or regulation or any judgment, injunction, order or decree prohibiting the consummation of the merger;

3

•

S&J shall have performed in all material respects all of its obligations required by the Merger Agreement;

•

the absence of any action or proceeding (a) seeking to restrain or prohibit Parent’s ownership or operation of all or a material portion of S&J’s business or (b) that is reasonably likely to have a material adverse effect on S&J; and

•

obtaining required authorizations, consents, waivers, orders and approvals, except as would not, individually or in the aggregate have a materially adverse effect on S&J.

Covenants. We gave an undertaking in the Merger Agreement not to solicit, encourage or facilitate any Acquisition Proposal (as defined in the Merger Agreement), but we may furnish information, or enter into discussions and negotiations with, any person in response to an unsolicited, bona fide written proposal that constitutes or has a reasonable likelihood of resulting in a “Superior Offer.” This is defined to mean an unsolicited bona fide written Acquisition Proposal that our Board of Directors or Finance Committee determines, by resolution duly adopted, in its good faith reasonable judgment, and after consulting with its independent financial advisor, and after taking into account the likelihood and anticipated timing of consummation of such offer, which provides the following: (a) a tender for all, and not less than all, of the minority shares of common stock of the Company, (b) commencement of the tender to occur within fourteen (14) days of the date of the Superior Offer, (c) reasonable and customary closing conditions and no additional material conditions, (d) a financing commitment from a recognized national financing institution, and (e) the potential bidder has been informed and acknowledges that, in accordance with the UK Pensions Act of 2004 (as may be amended from time to time), in certain circumstances, an owner of shares in the Company that exceeds a threshold of 29.9% of the issued and outstanding shares, may be required to make contributions to reduce the underfunded pension liability of certain of the Company’s UK subsidiaries. The exception for a "Superior Offer" does not extend to transactions other than an unsolicited tender offer for all, and not less than all, of the minority stockholders' interests in the Company.

Termination of the Merger Agreement. The parties may agree to terminate the Merger Agreement at any time before the merger. In addition, the Merger Agreement may be terminated for a number of reasons, including

•

the merger is not completed on or before December 31, 2007;

•

our Board of Directors withdraws or modifies its recommendation in a manner adverse to Parent;

•

the parties breach any of their representations, warranties or covenants in the Merger Agreement and are unable to cure such breach by a specified date; or

•

a court of competent jurisdiction or other governmental body shall have issued a final and nonappealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the merger. See “The Merger Agreement -- Termination of the Merger Agreement” beginning on page 47.

After the Merger. Upon completion of the merger, Newco as the surviving corporation will be a privately held corporation, wholly owned by the Parent. There will be no public market for shares of the common stock of Newco. The shares of common stock of S&J will cease to be traded on the Pink Sheets in the over the counter market and registration of the common stock of S&J under the Securities Exchange Act of 1934, as amended, will be terminated. The Parent will own 100% of the outstanding equity interest in Newco as the surviving corporation. See “Special Factors -- Effects of the Merger” beginning on page 27 and “-- Interests of the Parent in the Merger” beginning on page 29.

4

Questions and Answers about the Merger

Q: What am I being asked to vote upon?

A: You are being asked to consider and vote upon a proposal to adopt and approve the agreement and plan of merger (the “Merger Agreement”). Each outstanding share of common stock will be entitled to one vote. The Merger Agreement must be adopted and approved by the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Parent currently holds in excess of a majority of the outstanding shares of our common stock and therefore has sufficient votes to approve the Merger Agreement. Parent intends to vote its shares in favor of the Merger Agreement. The Merger Agreement does not need to be approved by the holders of a majority of the outstanding shares of our common stock held by unaffiliated stockholders.

Under the Merger Agreement, Spear & Jackson, Inc., a Nevada corporation (“S&J” or the “Company”), will be merged with and into Pantene Global Acquisition Corp., a Nevada corporation (“Newco”), with Newco as the surviving corporation. Newco is a wholly owned subsidiary of Pantene Global Holdings Limited, a Hong Kong corporation (“Pantene”). Pantene is a wholly owned subsidiary of United Pacific Industries Limited, a Bermuda corporation (“UPI” and together with Pantene the “Parent”).

Patrick J. Dyson is our Chairman, Chief Financial Officer, Secretary, and a member of our Board of Directors, and is UPI’s Chief Financial Officer; Lewis Hon Ching Ho is our Chief Administrative Officer and a member of our Board of Directors, and is a director and the general manager of Pantene Electronics (Hangzhou) Co. Ltd., a subsidiary of UPI; Brian C. Beazer is our Assistant Treasurer and is the Chairman of UPI; Nila Ibrahim is our General Counsel and is the General Counsel of UPI.

Parent holds approximately 61.78% of our common stock and therefore has sufficient shares to approve the Merger Agreement and the merger. Parent intends to vote its shares in favor of the Merger Agreement and the merger. Each share of our common stock is entitled to one vote. If the Merger Agreement is adopted and approved and the merger is completed, S&J will no longer be a publicly held corporation. Parent will own all of the equity interest in Newco as the surviving corporation.

Q: What will I receive in the merger? (See “The Special Meeting” beginning on page 38.)

A: Upon completion of the merger each outstanding share of our common stock, other than those shares held by the Parent and stockholders who exercise and perfect dissenter’s rights under Nevada law, will be converted into the right to receive $1.96 in cash, without interest. Shares held by stockholders who validly exercise and perfect their dissenter’s rights under Nevada law will be converted into the right to receive such consideration as may be determined to be due pursuant to the provisions of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes.

Q: What role did the Finance Committee play in the merger? (See “Special Factors -- Background of the Merger” beginning on page 9.)

A: Parent will own all of the continuing equity interests in Newco as the surviving corporation immediately following completion of the merger. Parent holds approximately 61.78% of our common stock and, therefore, has sufficient shares to approve the Merger Agreement and the merger. Parent intends to vote its shares in favor of the Merger Agreement and the merger. Each share of our common stock is entitled to one vote. Certain of our officers and directors are also officers and directors of UPI. Accordingly, our Board of Directors believed that the Finance Committee would reduce any potential conflict of interest in evaluating, negotiating and recommending the merger and the terms of the Merger Agreement. The chairman and sole member of the Finance Committee is Dr. J. Preston Jones. Dr. Jones has been determined to be independent by our Board of Directors. No particular standard was used by our Board of Directors to determine that Dr. Jones is independent, rather, Dr. Jones was determined to be independent after our Board of Directors conducted a thorough analysis of the relevant facts and concluded: (i) the bio submitted by Dr. Jones evidences no prior or current affiliations with the Company, its subsidiaries, or its affiliates, (ii) Dr. Jones has not, and is not expected to, directly or indirectly, receive any fees from the Company, its subsidiaries, or its affiliates other than fees of US $30,000 per annum, payable quarterly, with respect to his service

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on the Company's Board of Directors and Finance Committee, and a fee of US $30,000 payable upon the completion of his duties as an independent director, (iii) Dr. Jones is not an officer, employee, or stockholder of the Company, its subsidiaries, or its affiliates, and (iv) Dr. Jones has no financial incentive or interest in the outcome of the merger.

Q: Why is the Board of Directors recommending that I vote in favor of the Merger Agreement? (See “Special Factors -- Reasons for the Board of Directors’ Determination” beginning on page 16.)

A: Our Board of Directors has unanimously determined that the terms of the Merger Agreement and the merger are substantively and procedurally fair to, and in the best interests of, our unaffiliated stockholders. Our Board of Directors, unanimously recommends that you vote for the adoption and approval of the Merger Agreement.

Q: When do you expect the merger to be completed? (See “The Merger Agreement -- Effective Time of Merger” beginning on page 42.)

A: S&J, Parent and Newco are working toward completing the merger as quickly as possible. If the Merger Agreement is adopted and approved and the other conditions to the merger are satisfied or waived, the merger is expected to be completed promptly after it is approved by the stockholders of UPI.

Q: What are the U.S. federal income tax consequences of the merger? (See “Special Factors -- Federal Income Tax Considerations” beginning on page 31.)

A: Generally, the merger will be taxable for U.S. federal income tax purposes. You will recognize taxable gain or loss in the amount of the difference between $1.96 and your adjusted tax basis for each share of our common stock that you own. The Parent will have different tax consequences from the merger.

The tax consequences of the merger to you will depend on the facts of your own situation. You should consult your own tax advisor for a full understanding of the tax consequences of the merger to you.

Q: When and where is the special meeting?

A: The special meeting of our stockholders will be held at _____ local time on __________, 2007, at __________.

Q: Who can vote on the Merger Agreement?

A: Holders of our common stock at the close of business on __________, 2007, the record date for the special meeting, may vote in person or by proxy at the special meeting.

Q: What do I need to do now?

A: You should read this proxy statement carefully, including the exhibits accompanying this proxy statement, and consider how the merger affects you. Then, please mark your vote on your proxy card and date, sign and mail it in the enclosed, postage paid return envelope as soon as possible so that your shares can be voted at the special meeting.

Q: What happens if I do not return a proxy card?

A: The failure to return your proxy card will have the same effect as voting against the Merger Agreement.

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Q: May I vote in person?

A: Yes. You may attend the special meeting and vote your shares in person whether or not you sign and return your proxy card. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy from the broker, bank or other nominee.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. You may change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice to our Secretary at our executive offices located at 12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414, stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q: If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A: No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares by following the procedures provided by your broker.

Q: Should I send in my stock certificates now?

A: No. After the merger is completed, you will receive written instructions for exchanging your shares of common stock for a cash payment of $1.96 per share, without interest.

Q: Do I have a right to seek an appraisal of my shares? (See “Special Factors -- Dissenter’s Rights” beginning on page 32.)

A: Yes. If you wish, you may seek an appraisal of the fair value of your shares, but only if you comply with all requirements of Nevada law. (See “Exhibit C” and “Special Factors -- Dissenter’s Rights” beginning on page 32. Based on the determination of the Nevada courts, the appraised fair value of your shares of our common stock, which will be paid to you if you seek an appraisal, may be more than, less than or equal to the amount to be paid in the merger.

Q: Is there any litigation challenging the merger?

A: No. However, a complaint could be filed at any time. There can be no guarantee that such a claim would not interfere with the merger.

Q: Who can help answer my questions?

A: The information provided above in question and answer format is for your convenience only and is merely a summary of the information contained in this proxy statement. You should carefully read this entire proxy statement, including the exhibits. If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact:

Spear & Jackson, Inc.

12012 Southshore Boulevard, Suite 103

Wellington, Florida 33414

Telephone: (561) 793-7233

Fax: (561) 793-7966

Email: pdyson@spear-and-jackson.com

Attn: Investor Relations

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Cautionary Statement Concerning Forward-Looking Information

This proxy statement includes statements that are not historical facts. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements include the information concerning our possible or assumed future results of operations and also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets” and/or similar expressions.

The forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by these forward-looking statements. In evaluating any forward-looking statements, you should consider various risk factors, including those summarized in (i) Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, as filed with the SEC, (ii) other sections of this proxy statement, (iii) the other reports the Company files with the SEC, and (iv) the Company’s press releases. Such factors may cause the Company’s actual results to differ materially from any forward-looking statement. Except to the extent required under the federal securities laws, we do not intend to update or revise the forward-looking statements to reflect circumstances arising after the date of the preparation of the forward-looking statements.

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PROPOSAL ONE
APPROVAL OF THE MERGER AGREEMENT

SPECIAL FACTORS

Background of the Merger

In November 2004, S&J entered into a Stock Purchase Agreement with PNC Tool Holdings LLC (“PNC”) and Dennis Crowley, the sole member of PNC. Under the Stock Purchase Agreement S&J for $100 acquired 6,005,561 common shares of S&J held by PNC, which constituted approximately 51.1% of the outstanding common shares of S&J.

With the return of the S&J shares to S&J by PNC, the percentage of S&J stock held by S&J stockholders increased correspondingly. Jacuzzi Brands, Inc. (“Jacuzzi”), which at the time was the beneficial owner of 3,543,281 shares of S&J common stock, had its interest in S&J increase to approximately 61% of the then outstanding common stock.

On April 21, 2005, Jacuzzi’s Board of Directors adopted a plan of disposition of its interest in S&J’s common stock, pursuant to which it engaged in an extensive process identifying potential purchasers and obtaining indications of interest, which eventually led to the sale in July 2006, to UPI. Jacuzzi received and assessed offers from, and engaged in discussions with, numerous bidders, including UPI. Jacuzzi weighed the range of potential value under each offer as well as the different structures proposed, the proposed form and source of any financing, the conditions to each offer and the likelihood that such conditions would be satisfied, the proposed form of agreement submitted by the bidders and the other risks presented in respect of consummation of the various proposed transactions. At the end of an eleven month process, Jacuzzi determined that the offer from UPI was superior to the other offers, and decided to sell all its shares to UPI for $1.40 per share. Jacuzzi engaged Houlihan, Lokey, Howard and Zukin, an independent financial advisor, to render a fairness opinion to the effect that the sale of the shares to UPI was fair to Jacuzzi from a financial point of view.

In January 2006, S&J’s corporate monitor, Soneet Kapila, suggested that S&J consider third party approaches involving the purchase of all of S&J’s outstanding share capital. Mr. Kapila had the following responsibilities as S&J's corporate monitor: (i) review and approve all corporate actions by S&J and by all agents of S&J, including all S&J employees, and all other persons or entities acting or purporting to act on S&J's behalf; (ii) devise and implement any procedures, systems, and controls that he deemed appropriate to ensure that all prospective S&J actions were brought to his attention and to document his approval of such actions; (iii) retain other persons and/or firms to assist him in carrying out his duties and responsibilities; (iv) report to the SEC and to the court that appointed him corporate monitor if he became aware of any evidence or indication of violation of the court order pursuant to which he was authorized to act as corporate monitor; (v) oversight responsibility with respect to all compensation paid by S&J; (vi) call and order meetings of S&J's board of directors; and (vii) designate and empower, subject to the prior written approval of the SEC or the court that appointed him corporate monitor, one or more other persons to carry out his duties and responsibilities to the extent he was not available for a limited period of time.

Several investor groups expressed interest in S&J, but none delivered a formal proposal. On March 15, 2006, S&J and Jacuzzi did, however, receive a non-binding merger proposal from Rosewood Partnership LLP, a U.K. private equity company, which, if consummated, would have resulted in the acquisition of all the outstanding shares of S&J for $2.25 per share, subject to certain conditions, including approval by Jacuzzi, other S&J stockholders, and the U.K. Pension Regulator. The Rosewood proposal was subject to financing which was to be leveraged against the assets of S&J, thereby potentially compromising S&J’s ability to clear the deficit on its UK defined benefit pension plan. S&J issued a press release on March 27, 2006 indicating that the Board of Directors had not had a full opportunity to evaluate the proposal due to its apparent rejection by Jacuzzi, whose consent was a prerequisite to the merger. S&J was not privy to the exact reason(s) Jacuzzi elected to sell its shares of S&J common stock to UPI as opposed to considering further the Rosewood proposal, though S&J understood that Jacuzzi's Board of Directors determined that the structure of the Rosewood proposal was such that it was highly unlikely the transaction would close.

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On July 28, 2006, Jacuzzi’s sale of its shares of S&J common stock to UPI closed, after UPI received stockholder approval and the other closing conditions were satisfied or waived. At the closing, UPI assigned the S&J shares to its wholly-owned subsidiary, Pantene.

In January 2007, S&J's corporate monitor petitioned the court to permit the corporate monitor to cease providing services to S&J, which petition was granted. The corporate monitor ceased providing services to the Company on January 22, 2007, and had no role in the Company from that point forward. Specifically, the corporate monitor was not involved in the discussions set forth below with UPI, Newco or their representatives regarding the merger or the Merger Agreement, though he was aware of said discussions.

In January 29, 2007, Brian C. Beazer, the chairman of UPI, indicated to Arnstein & Lehr, via electronic mail, that S&J should expect to receive a merger proposal from a UPI nominated subsidiary, indicating their desire to acquire the remaining equity interests which UPI did not own in S&J. The determination was made by UPI after a thorough analysis of the S&J's financial condition, business operations, business prospects, the market price of S&J's common stock, the condition of the securities markets generally, the condition of the industry in which S&J operates, and the condition of the economy in general.

In November 2006, Ms. Maria Lam had tendered her resignation as Chairman of the Board of Directors of S&J to take effect in January 2007, and effective as of the close of business on February 14, 2007, the Board of Directors of S&J elected Patrick J. Dyson as a director and Chairman of the Board.

In February 2007, the Board of Directors established a Finance Committee, which would be comprised of independent directors and would be charged with reviewing and advising S&J’s Board of Directors regarding any proposed bid by UPI or other third parties to acquire S&J. On February 8, 2007, S&J engaged Capitalink to issue a fairness opinion on any potential proposed transaction with UPI.

In order to allow the Finance Committee to comply with its responsibilities, the Board of Directors sought and selected an independent director to chair the Finance Committee. The Board of Directors of S&J, effective April 17, 2007, appointed Dr. J. Preston Jones as director. Dr. Jones was provided an annual director’s fee of $30,000, payable in quarterly installments, with respect to his service on the Company’s Board of Directors and Finance Committee, and a fee of US $30,000 payable upon the completion of his duties as an independent director. S&J and Dr. Jones subsequently entered into an indemnification agreement.

On May 14, 2007, S&J reported that its Finance Committee received an offer from UPI to acquire, for $1.483 per share in cash, the remaining outstanding shares of common stock of S&J that UPI did not then own. The offer was subject to all regulatory approvals, including board approval, stockholder approvals, Securities and Exchange Commission approval and Hong Kong Stock Exchange approval.

On May 15, 2007, a telephonic meeting of the Board of Directors of S&J was held. All members of the Board of Directors of S&J participated. Also participating were representatives of Capitalink and representatives of Arnstein & Lehr LLP, the Company’s counsel. Representatives of Arnstein & Lehr reviewed with the Directors the structure and terms of the proposal, and their fiduciary obligations in connection therewith. After a discussion of the basic terms of the proposal, the Board of Directors unanimously agreed to have the Finance Committee, comprised solely of Dr. Preston Jones, an independent director, receive, review, evaluate and study the proposal and any alternative proposals or strategic alternatives, negotiate on behalf of S&J, if appropriate, the terms and conditions of the proposal from UPI or any alternative proposals with applicable parties and make a recommendation to the Board of Directors at the appropriate time as to the proposal from UPI or any alternative proposals or strategic alternatives. At such meeting, Capitalink reviewed with the Board of Directors the steps it would undertake to determine the fairness of the offer and highlighted certain issues, including issues associated with S&J’s pension liability.

On May 18, 2007, a telephonic meeting of S&J’s Board of Directors was held on which each of the members of the Board, excluding Mr. Ho, participated. Also in attendance were representatives of Capitalink and Arnstein & Lehr and representatives of Price Waterhouse Coopers (“PWC”). The PWC representative reviewed with the Board numerous issues concerning S&J’s pension liability, including its amount, mechanisms for determining such liability and the process for funding such liability.

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During May 2007, representatives of Capitalink received due diligence materials and conducted telephonic due diligence meeting with representatives of S&J’s management.

On May 23, 2007, a telephonic meeting of the Finance Committee was held. Dr. Jones was present; also in attendance were representatives of Arnstein & Lehr and Capitalink. At the meeting, representatives of Capitalink discussed with the Finance Committee its preliminary view of the valuation of S&J. After a thorough discussion, the parties determined that an additional market check was not required. During the discussion the parties reviewed that the prior sale process in which Jacuzzi initially engaged was focused on the sale of Jacuzzi's shares of common stock of the Company; that the Company and Jacuzzi thereafter engaged in a lengthy, thorough, process to identify potential purchasers for the Company as a whole, in which several groups expressed interest but only one group submitted a proposal (the Rosewood proposal); that the Rosewood proposal was, to the Company's knowledge, rejected by Jacuzzi's Board of Directors after a determination that the structure of the Rosewood proposal was such that it was unlikely the transaction would close; and, that the Finance Committee determined that any potential strategic and financial third party buyers would likely be deterred by UPI's stated position that UPI was not inclined to sell to a third party buyer resulting in the inability of any such buyer to obtain a majority equity interest in the Company, majority voting power, or the ability to control the management or cash flow of the Company. Ultimately, the Finance Committee through its sole member Dr. Jones, decided to defer reaching any conclusion regarding a response to the UPI proposal until after reviewing Capitalink’s completed financial analysis.

On May 24, 2007, a telephonic meeting of the S&J Board of Directors was held. Each of the members of the Board of Directors participated. Also in attendance were representatives of Capitalink and Arnstein & Lehr. Dr. Jones reviewed with the Board the status of the Finance Committee’s review of the UPI proposal. The Board of Directors discussed that the Company’s pension plan is currently under-funded, the various options available to attempt to resolve the under-funding are complicated and provide no reasonable guaranty of success, and under the laws of the United Kingdom the merger transaction as structured would result in an obligation on the part of UPI to assume responsibility for the funding of any Company pension obligations that the Company cannot ultimately fund itself. The Board of Directors also discussed the fact that the Stock Exchange of Hong Kong would require that the transaction be approved by the majority of UPI's stockholders and that an informational circular, which must be approved by the Stock Exchange of Hong Kong, must be distributed to each such UPI stockholder.

On May 31, 2007, the Finance Committee and representatives of Capitalink and Arnstein & Lehr held a telephonic meeting with representatives of UPI to discuss the proposed offer and the Finance Committee’s concerns relating to S&J’s pension plan liability obligations.

On May 31, 2007, the Finance Committee had a telephonic meeting with representatives of Capitalink and Arnstein & Lehr to further discuss the offer from UPI. The Finance Committee concluded that the offer from UPI was not sufficient. Dr. Jones, on behalf of the Finance Committee, indicated that he would have discussions with Mr. Brian C. Beazer of UPI to determine if their proposed price could be increased to adequately represent the full value of S&J.

On June 6, 2007, Dr. Jones had a conversation with Mr. Beazer of UPI concerning the UPI offer. Dr. Jones advised Mr. Beazer that a range of $2.00 per share would most likely be appropriate. Dr. Jones’ position was based on his review and analysis of the Company's financial statements and the documentation prepared by Capitalink, as well as consultations with representatives of Capitalink and Arnstein & Lehr. Mr. Beazer suggested that Dr. Jones speak with Mr. David H. Clarke. Mr. Clarke is a director and the Executive Vice Chairman of UPI, holds 28,350 shares of common stock of the Company (representing approximately 0.49% of the outstanding shares, all of which would be acquired by Parent in the merger transaction on the same terms as the unaffiliated stockholders), and represented Parent, from time to time, in its negotiations with the Company.

On June 7, 2007, Dr. Jones spoke with Mr. Clarke and indicated the Finance Committee’s concern about the level of the proposed bid by UPI. Mr. Clarke indicated that the UPI offer could be increased to $1.80 per share. On June 7, 2007, a telephonic meeting of the Finance Committee was held. Dr. Jones participated, as did representatives of Capitalink and Arnstein & Lehr. The Finance Committee concluded that the offer was still not sufficient and Dr. Jones indicated that he would continue discussions with Mr. Clarke.

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On June 8, 2007, Dr. Jones again spoke with Mr. Clarke to discuss the proposed transaction and concerns with the earlier revised offer price. As a result of these discussions, Mr. Clarke verbally indicated that UPI was willing to raise its offer to $1.90 per share.

On June 11, 2007, a telephonic meeting of the Finance Committee was held. Dr. Jones participated, as did representatives of Capitalink and Arnstein & Lehr. Based upon the discussions at the meeting, the Finance Committee concluded that an offer of $1.96 would be sufficient to recommend the proposal to S&J’s stockholders. The conclusion was reached by Dr. Jones, the sole member of the Finance Committee, after further review and analysis of the Company's financial statements and the documentation prepared by Capitalink, as well as consultations with representatives of Capitalink and Arnstein & Lehr. Dr. Jones indicated that he would continue discussions with Mr. Clarke to achieve such result. None of the parties involved in the June 13, 2007, meeting disclosed the $1.96 offer price to UPI, its affiliates, or its representatives.

On June 12, 2007, Dr. Jones had a further conversation with Mr. Clarke and discussed how the current verbal offer of $1.90 was not sufficient. Dr. Jones and Mr. Clarke agreed that they would have a telephonic conference with Capitalink and their respective attorneys to pursue price negotiations.

From May 15, 2007 to June 13, 2007, UPI, its counsel Schneider Weinberger & Beilly, the Finance Committee and Arnstein & Lehr conducted several telephonic conferences concerning the definitive Merger Agreement and related documents and exchanged approximately five drafts of the Merger Agreement reflecting their negotiations. During this period, the Finance Committee met with its advisors to discuss the various drafts and to formulate responses.

On June 13, 2007, the Finance Committee, representatives of Capitalink and Arnstein & Lehr had a telephonic meeting with UPI, represented by Mr. Clarke, and its legal counsel Schneider, Weinberger and Beilly, to discuss the valuation of S&J. After lengthy discussions, Mr. Clarke indicated that UPI was willing to raise its offer to $1.96 per share, provided that this would enable S&J’s Board of Directors to receive a fairness opinion from Capitalink.

On June 14, 2007, the Finance Committee held a meeting at which representatives of Capitalink and Arnstein & Lehr were present. During the meeting representatives of Arnstein & Lehr presented a summary of the terms of the Merger Agreement and related agreements. Capitalink made a financial presentation regarding the proposed transaction. During that session, representatives of Capitalink provided the Finance Committee with its oral opinion (subsequently confirmed in writing), that based upon and subject to various qualifications and limitations as of the date of such opinion, the merger consideration was fair, from a financial point of view, to the holders of Company common stock other than UPI and its affiliated entities. With the benefit of that presentation and advice the Finance Committee, having deliberated regarding the terms of the proposed acquisition, determined that the merger and the Merger Agreement are substantively and procedurally fair to, and in the best interests of, S&J and S&J’s unaffiliated stockholders and recommended that the Board of Directors approve the Merger Agreement and the transactions contemplated thereby and that our Board of Directors recommend that S&J’s stockholders vote to adopt the Merger Agreement.

On June 15, 2007, following that resolution, a telephonic meeting of the Board of Directors was held with representatives of Capitalink and Arnstein & Lehr. Following the Finance Committee’s recommendation to the Board of Directors, the Board of Directors, by unanimous vote, determined that the merger and the Merger Agreement are substantively and procedurally fair to, and in the best interests of S&J and S&J’s unaffiliated stockholders, declared the Merger Agreement and the merger to be advisable, and recommended that S&J’s stockholders vote to adopt the Merger Agreement. The recommendation was subject to the execution of the Merger Agreement for which there remained several open points.

On June 19, 2007, a revised draft of the Merger Agreement was presented by counsel for UPI to the Finance Committee and counsel. The material revisions included (i) adjustments to various representations and warranties of the parties; (ii) adjustments to the various covenants of the parties; (iii) adjustments to the indemnification provisions; (iv) the insertion of a non-solicitation/superior offer provision; and (v) the insertion of a break-up fee. The parties negotiated the terms of the Merger Agreement and reached agreement in-principle on the definitive terms on June 20, 2007.

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On June 22, 2007, the Merger Agreement was executed by the parties. On June 25, 2007, S&J filed a current report on 8-K announcing the signing of the Merger Agreement and issued a press release announcing the signing of the Merger Agreement.

Recommendation of the Finance Committee and the Board of Directors; Fairness of the Merger

Reasons for the Recommendation of the Finance Committee

The Finance Committee of our Board of Directors has determined that the terms of the Merger Agreement and the merger are substantively and procedurally fair to, and in the best interests of, S&J’s unaffiliated stockholders. The Finance Committee recommended to our Board of Directors that the Merger Agreement and the merger be adopted and approved. The Finance Committee considered a number of factors, as more fully described above under “Background of the Merger,” and as described below in making its recommendation.

In determining the substantive fairness of the merger and recommending adoption and approval of the Merger Agreement and the merger to our Board of Directors, the Finance Committee considered a number of factors that it believed supported its recommendation and determination, including:

•

the merger will provide our stockholders a substantial premium for their shares compared to the market price of our common stock, as set forth in the analysis of Capitalink; the Finance Committee adopted the analysis of Capitalink with respect to current and historical prices of our common stock and considered the premium paid in relation to the current and historical prices;

•

as the sole member of the Finance Committee, Dr. Jones’ analysis of our business, as developed independently through conversations with the Company's management, review of the Company's periodic reports as filed with the SEC, and personal research about the marketplace in which the Company operates, together with his knowledge of our financial results and prospects, and our industry generally; through which he developed the view that being a public company had not resulted in an ability to more easily raise capital when necessary, and that the costs of remaining public would negatively impact our overall results of operation and financial condition;

•

UPI’s controlling 61.78% equity interest in S&J, which it has stated it is not interested in selling, has, and would likely continue to, deter potential strategic and financial third party buyers who would not be able to obtain a majority equity interest in the Company, majority voting power, or the ability to control the management or cash flow of the Company, which position is supported by the facts that the Company and Jacuzzi unsuccessfully solicited third party bids in connection with their efforts to sell the Company, and, the Finance Committee has not received any expression of interest in the Company since the May 17, 2007, announcement of UPI's offer;

•

Based on UPI's stated position that UPI is not inclined to sell to a third party buyer, resulting in the inability of any such buyer to obtain a majority equity interest in the Company, majority voting power, or the ability to control the management or cash flow of the Company; and that the Company and Jacuzzi had unsuccessfully solicited third party bids in connection with their efforts to sell the Company; and that the Finance Committee has not received any expression of interest since the May 17, 2007 announcement of UPI's offer, it is unlikely that any party other than the Parent would propose and complete a transaction that was more favorable than the merger to S&J’s unaffiliated stockholders;

•

the limitations we suffered and could likely continue to suffer as a public company, including our limited trading volume of an average of 6,200 shares a day, that we have virtually no institutional investors, and that no research analysts currently follow us, all of which adversely affect the trading market and the value of our common stock;

•

the accounting, legal and other expenses we are required to incur to remain a public company; if we were to remain a public company we would experience significant expenses totaling

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approximately $150,000 per year, including director and officer insurance, public registration expenses (registration fees, printing, mailing annual reports and proxy), audit fees, and legal fees, with an additional approximately $250,000 to be incurred in connection with initial compliance with the internal controls provision of Sarbanes Oxley; if the transaction is closed, and the Company is no longer a public company, the Parent may initially benefit from the cost savings associated with the Company's new status as private company, though, any such cost savings associated with the Company’s new status as private company, though, any such cost savings would likely be offset by additional costs that will be incurred as a result of the transaction by Parent, a public company listed on the Stock Exchange of Hong Kong;

•

the history of the negotiations with respect to the merger consideration that, among other things, led to an increase in the Parent’s offer to $1.96 per share of our common stock and the belief of the Finance Committee, based on representations of Mr. Clarke (the Executive Vice Chairman and a director of UPI) that $1.96 per share of our common stock was the highest price that the Parent would agree to pay; together with the opinion of Capitalink, as discussed below, that, as of the date of such opinion, the $1.96 per share consideration to be received by stockholders (other than the Parent) in the merger is fair to such stockholders from a financial point of view;

•

the $1.96 per share to be paid to stockholders in the merger represents a premium of approximately 92% over the $1.02 closing sale price for the shares of our common stock on the Pink Sheets of the over the counter market on May 14, 2007, the trading day preceding our announcement of UPI’s initial offer of $1.483 per share;

•

the $1.96 per share to be paid to stockholders other than the Parent in the merger represents (i) a premium of approximately 32% over the $1.48 closing sale price for the shares of our common stock on the Pink Sheets of the over the counter market on each of the five trading days preceding June 14, 2007, the day the Finance Committee determined to recommend that our Board of Directors approve the Merger Agreement;

•

the presentations of Capitalink at various Finance Committee meetings, its final presentation at the June 14, 2007 meeting, its updates to that presentation including the opinion of Capitalink dated June 14, 2007, based on and subject to the limitations, assumptions and qualifications set forth in its opinion, as to the fairness, from a financial point of view, of the merger consideration to the holders of our common stock (other than Parent); see “Opinion of Financial Advisor to the Finance Committee”, and a copy of the opinion of Capitalink attached as Exhibit B to the proxy statement;

•

the financial resources of Parent, which the Finance Committee believes, as a result of the personal knowledge of its sole member, reasonably supports the Parent’s ability to meet its financial obligations to pay up to a total of $1.96 to our stockholders pursuant to the Merger Agreement;

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cash will be paid to our stockholders (other than the Parent) in the merger, eliminating any uncertainties in valuing the merger consideration to be received by our stockholders (other than the Parent); and

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the Finance Committee’s judgment, based on the trading price of our common stock over the past year, that it is unlikely our stockholders will realize in excess of $1.96 per share due to the current and prospective environment in which we operate.

The Finance Committee also determined that the merger is procedurally fair due to a number of factors. All of the material positive factors considered by the Finance Committee in this determination were as follows:

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our Board of Directors empowered its Finance Committee to consider and negotiate the Merger Agreement;

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•

the Finance Committee was given exclusive authority to, among other things, evaluate, negotiate and recommend the terms of any proposed transactions;

•

the Finance Committee received advice from its legal counsel and financial advisors in evaluating, negotiating and recommending the terms of the Merger Agreement;

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Capitalink rendered an opinion concerning the fairness, from a financial point of view, of the consideration to be received by our stockholders (other than the Parent) in the merger;

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the price of $1.96 per share and the other terms and conditions of the Merger Agreement resulted from active and lengthy negotiations between the Finance Committee and its representative, on the one hand, and the Parent and its representatives on the other hand;

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the Merger Agreement permits us to terminate the Merger Agreement in the event our Board of Directors withdraws their recommendation of the Merger Agreement and the merger, which the Finance Committee believes is relevant notwithstanding Parent's control of our Board of Directors, for the following reasons: (i) the members of our Board of Directors are required under the laws of the State of Nevada to perform their duties in compliance with certain fiduciary obligations which, in part, require that they act in a manner they believe to be in the best interests of the Company; (ii) Dr. Jones is the sole independent director on our Board of Directors and is the sole member of the Finance Committee, and as such the position of Dr. Jones with respect to the Merger Agreement must be carefully considered by our Board of Directors; and (iii) any determination by Parent (as our majority stockholder) to remove from and/or add to the members of our Board of Directors would require the effectuation of certain procedural steps required under the Federal securities laws that would significantly delay the effectuation of any such action; and

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The merger as structured invokes stockholder appraisal rights under Nevada law, which entitles each of our stockholders to certain adjudication rights if they are dissatisfied with the consideration payable pursuant to the Merger Agreement, provided they perfect said appraisal rights by timely filing a written intent to demand payment with S&J and by otherwise following the procedures prescribed by Nevada law.

The Finance Committee also considered the lack of certain procedural safeguards, specifically, that the law firm engaged by the Finance Committee also provided services to the Company's Board of Directors with respect to the Merger Agreement and the merger, and therefore was not independent, and that the approval of the Merger Agreement does not require the approval of the holders of a majority of the shares held by our nonaffiliated stockholders.

The Finance Committee also considered a variety of risks and other potentially negative factors concerning the merger. These included the following:

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the cash consideration received by a stockholder generally will be taxable to the stockholder in an amount equal to the excess of the merger consideration received by such stockholder over such stockholder’s tax basis in the stockholder’s capital stock; and

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following the merger, our stockholders, other than the Parent will cease to participate in any future earnings growth of the surviving corporation or benefit from any increase in the value of the surviving corporation.

The Finance Committee did not ask Capitalink to attempt to determine the liquidation value of S&J and gave little consideration to the net book value of S&J’s assets because it believed that those measures of asset value were not relevant to the market value of our business and would be considerably less than the merger consideration of $1.96 per share of our common stock and our going concern value. The Finance Committee’s belief regarding liquidation value was based upon its understanding of our industry, its general business knowledge that liquidation sales generally result in proceeds substantially less than the sale of a going concern business such as in this

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transaction, and an understanding of the UK regulations regarding the requirements to fully fund an underfunded pension of a company in liquidation. Based upon the various analyses of value by Capitalink, the Finance Committee concluded that the liquidation value and book value were not materially relevant to the market value of our business. While the Finance Committee reviewed with Capitalink its various financial analyses and reviewed with our officers our historical results and budget, the Finance Committee did not independently generate its own separate financial analysis of the merger. The Finance Committee adopted the analysis produced by Capitalink.

Because of the variety of factors considered, the Finance Committee did not find it practicable to quantify or otherwise assign relative weights to, and did not make specific assessments of, the specific factors considered in reaching its determination. Rather the Finance Committee based its position on the totality of the information presented and considered. After considering all such factors, the Finance Committee concluded that the Merger Agreement and the merger are substantively and procedurally fair to, and in the best interests of, our unaffiliated stockholders, declared the Merger Agreement and the merger to be advisable, and recommended that the Company's Board of Directors adopt and approve the Merger Agreement and the merger.

Reasons for the Recommendation of the Board of Directors

Our Board of Directors consists of three directors, one of whom serves on the Finance Committee. At the June 15, 2007 meeting of our Board of Directors, the Finance Committee, with its legal advisers participating, reported to the other members of our Board of Directors on the course of its negotiations with the Parent and its legal counsel, its review of the Merger Agreement and the factors it took into account in reaching its determination that the merger is substantively and procedurally fair to, and in the best interests of, our unaffiliated stockholders. In view of the wide variety of factors considered in its evaluation of the Merger Agreement and the merger, our Board of Directors did not find it practicable to quantify or otherwise assign relative weights to, and did not make specific assessments of, the specific factors considered in reaching its determination. Rather, our Board of Directors based its position on the totality of the information presented and considered. At the conclusion of the June 15, 2007, meeting, our Board of Directors reviewed and adopted the analysis of the Finance Committee and reviewed and adopted the analysis produced by Capitalink, and based thereon, determined that the Merger Agreement and the merger are substantively and procedurally fair to, and in the best interests of, our unaffiliated stockholders, declared the Merger Agreement and the merger to be advisable, and recommended that the Company’s stockholders vote “FOR” the approval of the Merger Agreement.

Determination of the Fairness of the Merger by the Parent and Newco

The rules of the Securities and Exchange Commission require Parent and Newco to express their belief as to the fairness of the merger to all our other holders of common stock. Parent and Newco are making the statements included in this section solely for the purposes of complying with such rules. The views of Parent and Newco as to the fairness of the merger should not be construed as a recommendation to any stockholder as to how that stockholder should vote on the proposal to approve the Merger Agreement. Neither Parent nor Newco participated in the deliberations of the Finance Committee regarding, and did not receive advice from Capitalink as to the fairness to the stockholders of the merger. Neither Parent nor Newco retained an unaffiliated representative to act on behalf of the other S&J stockholders for the purpose of negotiating the terms of the merger or for the purposes of preparing a report concerning the fairness of the transaction.

Based on their belief regarding the reasonableness of the analysis of the Finance Committee and Capitalink, which Parent and Newco hereby adopt, and their consideration of the following factors, Parent and Newco believe that the Merger Agreement and the merger are substantively and procedurally fair to, and in the best interests of, S&J’s unaffiliated stockholders (the term "unaffiliated stockholders" has the same meaning as the terms "non-upi shareholders" and "shareholders other than Parent," which are used in the Capitalink opinion).

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the $1.96 per share to be paid to stockholders other than the Parent in the merger is higher than any firm offer received by the Company as described in “Background of the Merger;”

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the fact that the $1.96 per share to be paid to stockholders other than the Parent in the merger represents (i) a premium of approximately 92% over the $1.02 closing sale price for the shares of

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our common stock on the Pink Sheets of the over the counter market on May 14, 2007, the trading day preceding our announcement of UPI’s initial offer of $1.483 per share, (ii) a premium of approximately 32% over the $1.48 closing sale price for the shares of our common stock on the Pink Sheets of the over the counter market on each of the five trading days preceding June 14, 2007, the day the Finance Committee determined to recommend that our Board of Directors approve the Merger Agreement, and (ii) a premium of approximately 82% over the $1.08 average closing sale price for the shares of common stock from July 28, 2006, when Parent first acquired the controlling block of 61.8% of our outstanding common stock, through May 14, 2007, the day immediately preceding the first announcement of Parent’s bid at $1.483;

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the fact that the Finance Committee determined that the merger is substantively and procedurally fair to, and in the best interests of, S&J’s unaffiliated stockholders and the Finance Committee’s recommendation that the Board of Directors adopt and approve the Merger Agreement and the merger;

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the fact of the receipt by, and acceptance of the Capitalink opinion by the Finance Committee;

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the nature of the extensive negotiations between the Finance Committee and the Parent;

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the involvement of the Finance Committee and its representation by counsel and engagement of a financial advisor;

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their general knowledge of the Company’s business, financial results and prospects, as well as their knowledge of our industry generally, and their views regarding the Company’s financial condition, results of operations, business and prospects, including our prospects if the Company were to remain publicly owned;

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the limitations the Company suffered and could likely continue to suffer as a public company, including our limited trading volume of an average of 6,200 shares a day, that we have virtually no institutional investors, and that no research analysts currently follow the Company, all of which adversely affect the trading market and the value of our common stock;

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the accounting, legal and other expenses we are required to incur to remain a public company; if we were to remain a public company we would experience significant expenses totaling approximately $150,000 per year, including director and officer insurance, public registration expenses (registration fees, printing, mailing annual reports and proxy), audit fees and legal fees, with an additional approximately $250,000 to be incurred in connection with initial compliance with the internal controls provision of Sarbanes Oxley if the transaction is closed, and the Company is no longer a public company, the Parent may initially benefit from the cost savings associated with the Company’s new status as private company, though, any such cost savings would likely be offset by additional costs that will be incurred as a result of the transaction by Parent, a public company listed on the Stock Exchange of Hong Kong;

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cash will be paid to the Company stockholders (other than the Parent) in the merger, eliminating any uncertainties in valuing the merger consideration to be received by the Company’s stockholders (other than the Parent);

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the fact that after the Parent announced its consideration of possibly taking the Company private, the Company’s common stock price generally stayed in the range of $1.42 to $1.48 per share, and no buyers for the Company or its assets emerged in response to such announcement;

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the belief that the principal advantage of the Company continuing as a public company would be to allow public stockholders to continue to participate in any growth in the value of the Company’s equity, but that, based on the trading prices of the Company’s common stock over the prior year,

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the value to stockholders that would be achieved by continuing as a public company was not likely to be as great as the merger consideration of $1.96; and

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the fact that the Parent and others are essentially acquiring the Company “as-is”, the representations and warranties are limited and do not survive the closing, and there are no holdbacks or escrows that would affect the proceeds received by the stockholders.

The Parent and Newco also believe that the merger is procedurally fair to our unaffiliated stockholders due to the following factors, among other things:

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the Company’s Board of Directors empowered its Finance Committee to consider and negotiate the Merger Agreement;

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the Finance Committee was given exclusive authority to, among other things, evaluate, negotiate and recommend the terms of any proposed transactions;

•

the Finance Committee received advice from its legal counsel and financial advisors in evaluating, negotiating and recommending the terms of the Merger Agreement;

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Capitalink rendered an opinion concerning the fairness, from a financial point of view, of the consideration to be received by the Company’s stockholders (other than the Parent) in the merger;

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the price of $1.96 per share and the other terms and conditions of the Merger Agreement resulted from active and lengthy negotiations between the Finance Committee and its representatives, on the one hand, and the Parent and its representations on the other hand;

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the Merger Agreement permits us to terminate the Merger Agreement in the event our Board of Directors withdraws its recommendation of the Merger Agreement, and the merger, which the Parent and Newco believe is relevant notwithstanding Parent’s control of our Board of Directors, for the following reasons: (i) the members of our Board of Directors are required under the laws of the State of Nevada to perform their duties in compliance with certain fiduciary obligations which, in part, require that they act in a manner they believe to be in the best interests of the Company; (ii) Dr. Jones is the sole independent director on our Board of Directors and is the sole member of the Finance Committee, and as such the position of Dr. Jones with respect to the Merger Agreement must be carefully considered by our Board of Directors; and (iii) any determination by Parent (as our majority stockholder) to remove from and/or add to the members of our Board of Directors would require the effectuation of certain procedural steps required under the Federal securities laws that would significantly delay the effectuation of any such action; and

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The merger as structured invokes stockholder appraisal rights under Nevada law, which entitles our stockholders to certain adjudication rights if they are dissatisfied with the consideration payable pursuant to the Merger Agreement, provided they perfect said appraisal rights by timely filing a written intent to demand payment with us and by otherwise following the procedures prescribed by Nevada law.

The Parent and Newco also considered the lack of certain procedural safeguards, specifically, that the law firm engaged by the Finance Committee also provided services to the Company's Board of Directors with respect to the Merger Agreement and the merger, and therefore was not independent, and that the approval of the Merger Agreement does not require the approval of the holders of a majority of the shares held by our nonaffiliated stockholders.

In addition, the Parent and Newco also considered a variety of risks and other potentially negative factors concerning the Merger Agreement and the transactions contemplated by it, including the merger. These negative factors included:

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the fact that, following the merger, the Company’s stockholders, other than Parent, will cease to participate in any future earnings of the Company or benefit from any future increase in the Company’s value, if any;

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the fact that, for U.S. federal income tax purposes, the merger consideration will be taxable to the Company’s stockholders receiving the merger consideration to the extent the merger consideration exceeds a stockholder’s basis in stock it holds;

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the possible disruption to the Company’s business that may result from the announcement of the merger and the resulting distraction of the attention of the Company’s management; and

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the fact that the failure to consummate the merger could negatively impact the market price of the Company’s common stock.

Parent and Newco did not assign relative weights to these factors. Rather, they viewed their position as being based on the totality of the information presented to and considered by them, except that particular consideration was placed on (a) the measures taken by the Finance Committee and our Board of Directors to ensure the procedural fairness of the transaction, including the involvement of the Finance Committee, the retention of legal and financial advisors by the Finance Committee and the nature of the negotiations between Finance Committee and Parent, and (b) receipt and acceptance by the Finance Committee of the Capitalink opinion.

The foregoing constitutes all the material factors considered by Parent and Newco in making their respective fairness determination. Parent and Newco did not consider whether the merger consideration constitutes fair value in relation to liquidation value as relevant to their determination as to the fairness of the merger. S&J did not receive any firm offers more favorable than that of Parent to acquire S&J during the past 18 months. Consequently, the Finance Committee could not and Parent and Newco did not, consider any other firm offers.

Other than the recommendations of the Finance Committee that our Board of Directors adopt and approve the Merger Agreement, and of our Board of Directors that our stockholders vote in favor of the adoption and approval of the Merger Agreement, no other person filing the Schedule 13E-3 with the Securities and Exchange Commission has made any recommendation with respect to the merger.

S&J, Parent and Newco have not made any provision in connection with the merger to grant our unaffiliated stockholders access to our corporate records, or to obtain counsel or appraisal services at the expense of S&J, Parent or Newco.

Opinion of Financial Advisor to the Finance Committee

Capitalink made a presentation and delivered its written opinion to our Finance Committee of the Board of Directors on June 14, 2007, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the merger consideration per share is fair, from a financial point of view, to our stockholders other than Parent (the group represented by the term our "stockholders other than Parent" consists of the same members as the group represented by the term our "unaffiliated shareholders"). The amount of the merger consideration was determined pursuant to negotiations between the Finance Committee and UPI and not pursuant to recommendations of Capitalink. The full text of the written opinion of Capitalink is attached as Exhibit B.

You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

The Capitalink opinion is for the use and benefit of our Board of Directors in connection with its consideration of the merger and is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the merger. Capitalink was not requested to opine as to, and its opinion does not in any manner address, the relative merits of the merger as compared to any alternative business strategy that

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might exist for us, our underlying business decision to proceed with or effect the merger, and other alternatives to the merger that might exist for us. Capitalink does not express any opinion as to the underlying valuation or future performance of S&J or the price at which our securities might trade at any time in the future.

In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

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Reviewed the Merger Agreement.

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Reviewed our publicly available financial information and other data that Capitalink deemed relevant, including our Annual Report on Form 10-K for the year ended September 30, 2006, our Quarterly Report on Form 10-Q for the six months ended March 31, 2007, and our Current Reports on Form 8-K filed January 26, 2007, February 9, 2007, February 21, 2007, April 25, 2007, May 15, 2007 and June 12, 2007.

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Reviewed non-public information and other data with respect to us, including, financial projections for the five years ending September 30, 2011 (the “Projections”), management estimates of the current projected benefit obligations in excess of plan assets (the “PBO Estimate”) and other internal financial information and management reports.

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Considered our historical financial results and present financial condition.

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Reviewed and compared the trading of, and the trading market for our common stock, the Comparable Companies (as hereinafter defined), and two general market indices

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Reviewed and analyzed our projected unlevered free cash flows and prepared a discounted cash flow analysis.

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Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed by Capitalink to have characteristics comparable to us (the “Comparable Companies”).

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Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed by Capitalink to have characteristics comparable to us.

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Reviewed and analyzed the premiums paid in certain other transactions.

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Reviewed and discussed with representatives of our management and their advisors certain financial and operating information furnished by them, including the Projections, the PBO Estimate and other analyses with respect to the our business, operations and obligations.

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Performed such other analyses and examinations as were deemed appropriate.

In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to Capitalink without assuming any responsibility for any independent verification of any such information. Further, Capitalink relied upon the assurances of our management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. The projections were solely used in connection with the rendering of Capitalink’s fairness opinion. Our stockholders should not place reliance upon such projections, as they are not necessarily an indication of what our revenues and profit margins will be in the future. The projections were prepared by our management and are not to be interpreted as projections of future performance (or “guidance”) by us. Capitalink did not evaluate the solvency or fair value of us under any foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. Capitalink did not make a physical inspection of our properties and facilities and did not make or obtain any evaluations or appraisals of our assets and liabilities (contingent or otherwise). In addition, Capitalink did not attempt to confirm whether we have good title to our assets.

Capitalink assumed that the merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable foreign, federal and state statutes, rules and regulations. Capitalink assumes that the merger will be consummated substantially in accordance with the terms set forth in the Merger Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to our stockholders.

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Capitalink’s analysis and opinion are necessarily based upon market, economic and other conditions, as they existed on, and could be evaluated as of, June 14, 2007. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Capitalink was carried out to provide a different perspective on the merger, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the merger consideration to our stockholders other than Parent. Further, the summary of Capitalink’s analyses described below is not a complete description of the analyses underlying Capitalink’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factors that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink’s view of the value of our assets. The estimates contained in Capitalink’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink’s analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

The summaries of the financial reviews and analyses include information presented in tabular format. In order to fully understand Capitalink’s financial reviews and analyses, the tables must be read together with the accompanying text of each summary. The tables alone do not constitute a complete description of the financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Capitalink.

The analyses performed were prepared solely as part of Capitalink’s analysis of the fairness, from a financial point of view, of the merger consideration to our stockholders other than Parent, and were provided to our Finance Committee of the Board of Directors in connection with the delivery of Capitalink’s opinion. The opinion of Capitalink was just one of the many factors taken into account by our Finance Committee in making its determination to approve the Merger Agreement and the merger, including those described elsewhere in this proxy statement.

Stock Performance Review

Capitalink reviewed the daily closing market price and trading volume of our common stock for the twelve month period ended May 14, 2007 (the date prior to the announcement of the transaction). Capitalink noted the following that over the last twelve months, our closing stock price ranged from $0.95 and $1.40, and has experienced limited liquidity with a mean and median trading volume of 2,567 and 500 shares traded each day, respectively.

Valuation Overview

Capitalink generated an indicated valuation range for our company based on a discounted cash flow analysis, a comparable company analysis and a comparable transaction analysis each as more fully discussed below. Capitalink weighted the three approaches equally and arrived at an indicated equity value per share range of approximately $1.60 and approximately $2.37. Capitalink noted that the merger consideration per share of $1.96 is around the mid-point of the indicated equity value range.

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Discounted Cash Flow Analysis

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

While the discounted cash flow analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

In calculating our projected free cash flows, Capitalink also removed the estimated portion of the periodic pension expense that specifically relates to the “Catching Up” of our PBO estimate or unfunded pension liability. This adjustment ensures the analysis correctly accounts for the unfunded pension liability only once (i.e., Capitalink included this liability as part of net debt).

Capitalink utilized the forecasts provided by our management, which project gradual future growth in revenues from FY2006 to FY2011 from approximately $96.9 million to $127.9 million, respectively. This represents a compound average growth rate (or “CAGR”) of approximately 5.7% over the period. The projections provided by our management assume the Company continues operating under its current structure and does not include any benefits or costs related to any closure of any existing UK manufacturing facilities and the further outsourcing of such production to Asia or other low-cost manufacturing countries.

In order to arrive at a present value, Capitalink utilized discount rates ranging from 20.0% to 21.0%. This was based on an estimated weighted average cost of capital of 20.7% (based on our estimated weighted average cost of debt of 6.5% and a 24.7% estimated cost of equity). The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate equity risk, industry risk and size premiums and a company specific risk factor, reflecting the risk associated with achieving the projected sales growth and profit margins given our poor performance in FY2006.

Capitalink presented a range of terminal values at the end of the forecast period by applying a range of long term perpetual growth rates between 2.0% and 4.0%. Capitalink assumed that by 2011, our EBITDA growth would reach a stable leveling line with long term rates of inflation.

Capitalink calculated a range of indicated enterprise values and then deducted net debt of approximately $22.1 million (which includes the estimated PBO of approximately $41.9 (₤21.3) million, or approximately $29.4 million after tax, less approximately $7.2 million in available cash). Capitalink utilized the estimated PBO after tax given that the pension obligation is tax deductible. Capitalink then derived a per share range of equity values of between $1.80 and $2.60 (by dividing by approximately 5.74 million shares outstanding). For purposes of Capitalink’s analyses, “enterprise value” means equity value plus all interest-bearing debt (including unfunded pension liabilities, after tax) less cash.

Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to us with respect to our business and revenue model, operating sector, size and target customer base.

Capitalink identified the following seven companies:

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Danaher Corp.

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Black & Decker Corp.

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Stanley Works

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Snap-On, Inc.

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Fiskars Oyj

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LS Starrett Co.

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Leeport Holdings Ltd.

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Most of the comparable companies are substantially larger than us both in terms of revenue and enterprise value, with latest twelve months, or LTM revenue ranging from approximately $112.7 million to approximately $10.0 billion, compared with our LTM revenue of approximately $100.5 million. Based on publicly available information as of June 11, 2007, the enterprise value for the comparable companies ranged from approximately $46.8 million to approximately $26.1 billion, compared with our enterprise value of approximately $35.2 million.

Capitalink noted that all of the comparable companies are more profitable than us, with EBITDA margins ranging from approximately 6.4% to approximately 22.9%, compared with our negative EBITDA margin of approximately -1.9%. For purposes of Capitalink’s analyses, “EBITDA” means earnings before interest, taxes, depreciation and amortization, as adjusted for add-backs for non-cash stock compensation expenses and one-time charges.

Capitalink also noted that based on the total debt outstanding (including estimated PBO), we are significantly more leveraged than all of the comparable companies with approximately 80.0% debt to total invested capital ratio (compared with a mean of 19.5% for the comparable companies).

Multiples utilizing enterprise value were used in the analyses. For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses and income. Capitalink also calculated and utilized EBITDAP in their analysis which is equal to EBITDA plus periodic pension expenses.

Capitalink generated a number of multiples worth noting with respect to the comparable companies:

Enterprise Value Multiple of	Mean	Median	High	Low
LTM revenue	1.39x	1.42x	2.61x	0.41x
LTM EBITDA	9.2x	9.3x	13.8x	6.0x
LTM EBITDAP	9.0x	9.1x	13.5x	6.1x
2007 EBITDA	9.7x	9.8x	13.2x	4.3x

Capitalink also reviewed the historical multiples generated for the comparable companies, and noted that the mean enterprise value to LTM EBITDA multiple over the last ten years was 9.3x.

Capitalink selected an appropriate multiple range for us by examining the range indicated by the comparable companies and taking into account certain company-specific factors including, but not limited to, our lower EBITDA margins, lower historical revenue growth, significant risks related to the pension liabilities and smaller size. Based on these company-specific factors, Capitalink expects our valuation multiples to be significantly below the mean of the comparables companies.

Based on the above factors, Capitalink applied the following multiples to the respective statistics:

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Multiples of 0.30x to 0.35x LTM revenue

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Multiples of 5.0x to 6.0x LTM EBITDAP

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Multiples of 8.0x to 9.0x Average EBITDA (2002 – 2006)

and calculated a range of enterprise values for us by weighting the above indications equally and then deducted net debt of approximately $22.1 million to derive a per share range of equity values of between $1.40 and $2.30 (based on approximately 5.74 million shares outstanding).

None of the comparable companies have characteristics identical to us. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading of the comparable companies.

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Comparable Transaction Analysis

A comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to us. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

Capitalink located fifteen comparable transactions. The transactions were selected based on the following criteria: (i) announced since January 2003, (ii) included target companies involved in the development, manufacture and marketing of various hand tools and are classified under the SIC code 3423 (Hand and Edge Tools, NEC); and (iii) for which detailed financial information was available. Capitalink noted that they did not find any 13e-3 transactions that also met the criteria presented above.

Target	Acquiror
Lamitec Tools AB	Swedish Saw Blades Holding AB
Techtronic Industries Co. Ltd.	Platinum Securities Company Ltd
Gardena Holding AG	Husqvarna AB
Southern Saw Holdings, Inc.	Kasco Corp.
Easy Gardener Products Ltd.	Bayside Capital, Inc.
Acorn Products, Inc.	Ames True Temper Inc.
Spear & Jackson, Inc.	United Pacific Industries Ltd.
Horizon Distributors, Inc.	SCP Pool Corp.
Hayter, Ltd	Toro Co.
Pentair Tools Group	Black & Decker Corp.
Simplicty Manufacturing, Inc.	Briggs & Stratton Corp.
Ames True Temper, Inc.	Castle Harlan Partners
Global Garden Products Sweden	ABN AMRO Capital Benelux
SPS Technologies, LLC	Precision Castparts Corp.
Neelco Industries	Undisclosed Acquirer

Based on the information disclosed with respect to the targets in the each of the comparable transactions, Capitalink calculated and compared the enterprise values as a multiple of LTM revenue and LTM EBITDA.

Capitalink noted the following with respect to the multiples generated:

Multiple of enterprise value to	Mean	Median	High	Low
LTM revenue	0.84x	0.72x	1.73x	0.32x
LTM EBITDA	8.7x	9.5x	12.1x	4.8x

Capitalink expects S&J to be valued below the mean of the comparable transactions multiples due to our negative EBITDA margin, significant risks related to the pension liabilities, and smaller size.

Based on the above factors, Capitalink applied the following multiples to the respective statistics:

•

Multiples of 0.32x to 0.35x LTM revenue, and

•

Multiples of 8.5x to 9.5x Average EBITDA (2002-2006),

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calculated a range of enterprise values for us by weighting the above indications equally and then deducted net debt of approximately $22.1 million to derive a per share range of equity values of between $1.60 and $2.20 (based on approximately 5.74 million shares outstanding).

None of the target companies in the comparable transactions have characteristics identical to us. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the comparable transactions and other factors that could affect the respective acquisition values.

Premiums Paid Analysis

The premiums paid analysis involves the examination of the acquisition premiums derived in transactions where a minority interest of a public company was acquired by a controlling stockholder and the comparison of the observed premiums to the premium implied by the merger consideration per share. Capitalink reviewed the one-day, five-day and 30-day premiums for all minority interest transactions where:

•

The transaction was announced on or after January 2003;

•

The transaction value is between $10.0 million and $100.0 million;

•

The acquiring party previously had more than 50% shareholding in the target company; and

•

The target company is based in the United States or the United Kingdom.

Capitalink reviewed 27 transactions that met these criteria and calculated the mean and median of the acquisition premiums. They were 21.0% and 18.6%, for the one-day premium, 21.3% and 17.5%, for the five-day premium, and 33.0% and 21.2% for the 30-day premium.

Capitalink used the analysis to determine a range of implied indicated values for our common stock based on the range of minority interest acquisition premiums. Capitalink selected the total mean and median for all of the periods, and applied them to our one day, five day and thirty day stock price, prior to the announcement of the merger on May 14, 2007. Based on these premiums, Capitalink determined a range of indicated value for our common stock of between $1.28 and $1.34.

None of the target companies in the acquisition premiums analysis have characteristics identical to us. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the acquisition premiums analysis and other factors that could affect the respective acquisition values.

Based on the information and analyses set forth above, Capitalink delivered its written opinion to our Finance Committee of the Board of Directors, which stated that, as of June 14, 2007, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the merger consideration is fair, from a financial point of view, to our stockholders other than Parent. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. We determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in similar matters. Capitalink has received a fee in connection with the preparation and issuance of its opinion and will be reimbursed for its reasonable out-of-pocket expenses, including attorneys’ fees. In addition, we have agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering of its opinion. Further, Capitalink has not previously provided, nor are there any pending agreements to provide, any other services to S&J or UPI. In addition, we has agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering this opinion.

In the ordinary course of business, Capitalink’s affiliate Ladenburg, certain of Ladenburg’s affiliates, as well as investment funds in which they may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, us, any other party that may be involved in the transaction and their respective affiliates.

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General. While the foregoing summary describes the analyses and examinations that Capitalink deemed material in arriving at its opinion, the summary does not purport to be a comprehensive description of all analyses and examinations actually conducted by Capitalink in connection with its review of the merger and the preparation of its opinion. The preparation of a fairness opinion is a complex process and necessarily is not susceptible to partial analysis or summary description. Selecting portions of the analyses and of the factors considered by Capitalink, without considering all analyses and factors, would create an incomplete view of the process underlying the analyses set forth in the opinion of Capitalink delivered to the Finance Committee on June 14, 2007. In addition, the preparation of a fairness opinion does not involve a mathematical evaluation or weighing of the results of the individual analyses performed, but requires Capitalink to exercise its professional judgment, based on its experience and expertise in considering a wide variety of analyses taken as a whole. Each of the analyses conducted by Capitalink with its review of the merger and the preparation of its opinion was carried out in order to provide a different perspective on the transaction and to add to the total mix of information available. In preparing its opinion, Capitalink may have given some analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions. Accordingly, the ranges of valuations resulting from any particular analysis described above should not be taken to be Capitalink’s view of the actual value of S&J. To the contrary, Capitalink has expressed no opinion on the actual value of S&J, and its opinion extends only to its belief that the cash consideration is fair, from a financial point of view, to the stockholders other than Parent.

In performing its analyses, Capitalink made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of S&J and Capitalink. The analyses performed by Capitalink are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses. The analyses do not purport to be an appraisal or to reflect the prices at which S&J might actually be sold or the prices at which any of its securities may trade at any time in the future. Accordingly, actual results of these analyses are subject to substantial uncertainty and could vary significantly from those set forth in such projections.

As described above, the opinion of Capitalink delivered to the Finance Committee on June 14, 2007 and the accompanying presentation to the Finance Committee summarized above were among the many factors taken into consideration by the Finance Committee in making its determination to adopt the Merger Agreement and the merger, and to recommend the merger to the stockholders for their adoption. Capitalink does not, however, make any recommendation to the stockholders (or to any other person or entity) as to whether such stockholders should vote for or against the merger.

Capitalink was selected by the Finance Committee to render a fairness opinion in connection with the transaction because of Capitalink’s reputation and expertise as an investment banking firm. Capitalink, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings of equities, private placements and valuations for estate, corporate and other purposes. In the ordinary course of its business, Capitalink may actively trade our securities for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short term position in such securities.

Pursuant to the engagement letter with Capitalink, we agreed to pay Capitalink: $62,500.

In addition to any fees for professional services, we have agreed to reimburse Capitalink, upon request, for certain reasonable out-of-pocket expenses incurred in connection with Capitalink’s carrying out the terms of the engagement letter. We also agreed to indemnify Capitalink, to the fullest extent permitted by law or equity, against claims related to (i) the use of information provided to Capitalink by S&J, its agents, representatives and advisors, (ii) any of the services rendered pursuant to the engagement letter or (iii) matters which are the subject of, or arise out of, the engagement of Capitalink contemplated by the engagement letter, including liabilities under the federal securities laws. Except for the fees set forth above, neither S&J nor any of its affiliates has paid any fee to Capitalink nor engaged Capitalink in any material relationship.

The Finance Committee did not impose any restrictions or limitations upon Capitalink with respect to the investigations made or the procedures that Capitalink followed in rendering its opinion.

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The foregoing summary does not purport to be a complete description of the analyses performed by Capitalink or the terms of its engagement by the Finance Committee. The foregoing summary of the analyses performed by Capitalink is qualified in its entirety by reference to the opinion of Capitalink attached as Exhibit B to this proxy statement.

Purpose and Structure of the Merger

For S&J, the purpose of the merger is to allow our stockholders to realize the value of their investment in S&J in cash at a price that represents a premium over the market price of our common stock before the public announcement of the Merger Agreement and to take S&J private by purchasing all of the outstanding shares of capital stock. For the Parent, the purpose of the merger is also to allow it to acquire complete ownership of S&J and to increase the amount of S&J it currently owns. Moreover, our Board of Directors believes that, because of the limited liquidity of the shares of our common stock and the undervaluation of the common stock in the public market, S&J has not been able to fully realize the benefits of public company status. At the same time, the public company status has imposed substantial costs and a number of limitations on S&J and our management in conducting our operations. Accordingly, one of the purposes of the merger is to afford greater operating flexibility, allowing management to concentrate on long-term growth and to reduce its attention to the quarter-to-quarter performance often emphasized by the public markets. Further, the merger is intended to enable us to use in our operations those funds that would otherwise be expended in complying with requirements applicable to public companies.

The transaction has been structured as a cash merger. Parent acknowledges that the structure of the merger was mutually determined and was designed to, among other things, allow for a direct and negotiated agreement with S&J by way of the Finance Committee, rather than by way of a tender offer or other direct-to-stockholders structure.

S&J’s purpose in submitting the merger to the vote of its stockholders with a favorable recommendation at this time is to allow the stockholders other than the Parent an opportunity to receive a cash payment at a fair price and provide a prompt and orderly transfer of ownership of S&J to the Parent and provide the stockholders (other than the Parent) with cash for all of their shares of our common stock. As noted above, S&J for a significant period of time unsuccessfully had been exploring strategic alternatives with its investment advisors engaged specifically for that purpose. Parent did not select the timing of the merger based on any material non-public information.

Effects of the Merger

Upon completion of the merger, S&J will have been merged into Newco, a privately held corporation owned by the Parent. After the merger, Parent may offer equity interests in UPI to senior officers of the surviving corporation although the amount and nature of such interest has not yet been determined.

As a result of the merger, Newco, as the surviving corporation, will be a privately held corporation, and there will be no public market for our common stock. After the merger, the shares of our common stock will cease to be traded on the Pink Sheets in the over the counter market, and price quotations of sales of shares of our common stock in the public market will no longer be available. In addition, registration of our common stock under the Exchange Act will be terminated. This termination will make most provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) and the requirement of furnishing a proxy or information statement in connection with stockholders’ meetings, no longer applicable. After the effective time of the merger, Newco will no longer be required to file periodic reports with the Securities and Exchange Commission.

At the effective time of the merger, the directors of Newco will become the directors of the surviving corporation and the current management of S&J is expected, in general, to remain the management of the surviving corporation. At the effective time of the merger, Newco’s articles of incorporation and bylaws will become surviving corporations articles of incorporation and the bylaws.

It is expected that, following completion of the merger, the operations of S&J will be conducted substantially as they are currently being conducted. S&J and the Parent do not have any present plans or proposals that relate to or would result in an extraordinary corporate transaction following completion of the merger involving

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S&J’s corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations or sale or transfer of a material amount of assets. However, S&J and the Parent will continue to evaluate S&J’s business and operations after the merger and may develop new plans and proposals that S&J and the Parent consider to be in the best interests of S&J and its then current stockholders. Because S&J has experienced net losses in recent years, the Parent may indirectly benefit to the extent the Company’s operating loss carry forwards can be utilized by the surviving corporation in the future. The operating loss carry forwards cannot be passed from the Company to the Parent for direct use by the Parent. The Company's gross deferred tax assets in respect of tax loss carry forwards and other tax credits relate to operating loss carry forwards in the Company's UK, US French and Australian companies totaling approximately $9.4 million and to other UK tax credits of approximately $15.5 million. The Company's net operating losses arising in the UK, France and Australia can be carried forward without time expiration while the US tax losses expire at various dates between 2017 and 2020. A recent history of operating losses and other factors has precluded the Company from demonstrating that it is more likely than not that the benefits of these domestic and foreign operating loss carry forwards and other tax credits will be realized. Accordingly, at September 30, 2006, a valuation allowance of $24.9 million has been recorded against these losses.

The following table sets forth for Parent and each Management Stockholder their interest in our net book value and net income based upon the percentage of their beneficial ownership of our capital stock as of March 31, 2007.

	Ownership Percent	Net Book Value(1)	Net Income(2)
United Pacific Industries Limited	61.78%	$13,825,746	($4,002,726)
William Fletcher, CEO of Spear & Jackson UK	0	N.A.	N.A.
Patrick J. Dyson, Chairman, CFO, Secretary, and Director	0	N.A.	N.A.
Lewis Hon Ching Ho, Director and Chief Administrative Officer	0	N.A.	N.A.
Dr. Preston Jones, Director of S&J	0	N.A.	N.A.

———————

(1) Based on S&J’s stockholders’ equity as of March 31, 2007 (unaudited).

(2) Based on S&J’s net income for the fiscal year ended September 30, 2006.

Risks that the Merger Will Not Be Completed

Completion of the merger is subject to various risks, including, but not limited to, the following:

•

that S&J, Parent or Newco will not have performed in all material respects their obligations contained in the Merger Agreement before the effective time of the merger;

•

that the representations and warranties made by S&J, Parent or Newco in the Merger Agreement will not be true and correct at the closing date of the merger;

•

that there may be new litigation that could prevent the merger, cause the merger to be rescinded following completion of the merger or that could have a material adverse effect on S&J.

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As a result of various risks to the completion of the merger, there can be no assurance that the merger will be completed even if the requisite stockholder approval is obtained. It is expected that, if our stockholders do not adopt and approve the Merger Agreement or if the merger is not completed for any other reason, the current management of S&J, under the direction of our Board of Directors, will continue to manage S&J as an ongoing business.

Interests of the Parent in the Merger

In considering the recommendations of our Board of Directors, our stockholders should be aware that Parent has interests different from our stockholders generally. As a result of the potential conflict of interest, our Board of Directors appointed the Finance Committee, consisting of one independent director who is not an officer or employee of S&J and who has no financial interest in the merger. The Finance Committee was empowered to evaluate, negotiate and recommend the Merger Agreement and to evaluate whether the merger is in the best interests of our stockholders other than Parent. The Finance Committee was aware of these differing interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and the merger and in recommending to our Board of Directors that the Merger Agreement and the merger be adopted and approved.

Interests of Our Directors and Executive Officers in the Merger

In considering the recommendation of our Board of Directors with respect to the merger, you should be aware that some of our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. These interests may present them with actual or potential conflicts of interest, and these interests, to the extent material, are described below. Our Board of Directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the merger.

Change in Control Protection Agreements

Patrick J. Dyson has an employment agreement which provides that in the event of termination of employment other than for cause, Mr. Dyson would be entitled to severance pay equal to twelve months of his current base salary and other benefits.

Indemnification

Article VIII of our amended and restated by-laws includes provisions for indemnification of our officers and directors to the extent permitted by the Nevada Revised Statutes.

S&J and Dr. J. Preston Jones entered into an Indemnification Agreement in June 2007, pursuant to which S&J agreed to indemnify Dr. Jones in his role as a director of S&J to the fullest extent permitted by Nevada law, including, but not limited to, indemnification in third party proceedings, indemnification in derivative actions, indemnification for expenses as a witness, contribution where indemnification is unavailable, and advancement of expenses.

Section 78.7502 of the Nevada Revised Statutes authorizes a corporation to indemnify its directors, officers, employees or agents in non-derivative suits if such party acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 78.7502 further provides that indemnification shall be provided if the party in question is successful on the merits or otherwise.

The Merger Agreement provides that the surviving corporation will continue to honor all indemnification obligations in force as of the date of the Merger Agreement and will not amend, repeal or otherwise modify those obligations in a way that would adversely affect the rights of the individuals who are covered by the indemnification obligations.

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Positions with the S&J Post Closing

Although there can be no assurances, it is expected that, in general, our current management will remain management of S&J following completion of the merger on the same terms as their current employment. Our current executive officers are expected to remain officers of the S&J following completion of the merger.

Compensation of the Sole Member of the Finance Committee

The sole member of the Finance Committee receives US $30,000 per annum with respect to his service on our Board of Directors and the Finance Committee, and will receive an additional US $30,000 upon completion of his duties as an independent director.

Continuing Equity Interests of the Parent

The Parent will own 100% of the equity interests in the surviving corporation.

Merger Financing

It is estimated that approximately $5 million will be required by Parent to complete the merger and pay related fees and expenses. This sum will be paid directly from acquisition financing and existing capital of Parent. The source of the acquisition financing is Orix Asia Limited, a restricted license bank in Hong Kong. The parties have entered into a definitive loan agreement dated August 22, 2007, for approximately US $5 million. The borrower under the loan agreement is Pantene, with UPI and its wholly owned subsidiaries Pantene Industrial Co. Ltd and Pin Xin International Ltd. serving as guarantors. The maximum term of the loan facility is 36 months.  The interest rate is 4.75% per annum, with principal and interest payable monthly during the term.  The borrower's obligations under the facility are secured by a security interest in certain equipment with a value of at least HK$10 million. The loan agreement provides for the following material conditions to funding: (i) joint and several corporate guarantees being given by UPI and its wholly owned subsidiaries Pantene Industrial Co. Ltd and Pin Xin International Ltd; (ii) the creation of a security interest in equipment valued at HK$10 million to secure the loan; (iii) insurance coverage on the equipment that is serving as collateral; (iv) an undertaking by Mr. Brian Beazer, the Chairman of UPI, not to dispose of or reduce his shareholding in UPI during the term of the loan; (v) due notice of drawdown being given; (vi) all relevant organizational documents and resolutions of Pantene and the corporate guarantors being provided to Orix; and (vii) there being no material adverse change in the business, financial condition, operations or prospects of Pantene or the other corporate guarantors. No alternative financing arrangements or alternative financing plans have been made in the event the loan facility described herein is not available as anticipated. Parent does not have any specific plans or arrangements in place to finance or repay the loan, but anticipates repaying the loan from working capital.

S&J estimates it will incur approximately $275,000 in fees and expenses to complete the merger which will be funded out of working capital. See “Estimated Fees and Expenses of the Merger.”

Estimated Fees and Expenses of the Merger

Whether or not the merger is completed, in general, all fees and expenses incurred in connection with the merger will be paid by the party incurring those fees and expenses.

S&J’s fees and expenses of the merger are estimated to be as follows:

Description	Amount
Filing Fees (SEC)	$459.77
Capitalink Fees	$62,500
Legal Fees and expenses	$150,000
Accounting fees and expenses	$35,000
Printing and mailing costs	$25,000
Miscellaneous	$2,040.23
Total	$275,000

These expenses will not reduce the merger consideration to be received by our stockholders.

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Federal Income Tax Considerations

Upon completion of the merger, each of the outstanding shares of our common stock (other than those held by the Parent and other than shares as to which dissenter’s rights are properly exercised) will be converted into the right to receive merger consideration of $1.96 in cash, without interest.

The following discussion is a summary of the principal United States federal income tax consequences of the merger to stockholders whose shares are surrendered pursuant to the merger (including any cash amounts received by dissenting stockholders pursuant to the exercise of dissenter’s rights). The discussion applies only to stockholders in whose hands shares of our capital stock are capital assets, and may not apply to shares of our capital stock received pursuant to the exercise of employee stock options or otherwise as compensation, or to stockholders who are not citizens or residents of the United States.

The United States federal income tax consequences set forth below are based upon present law. Because individual circumstances may differ, each stockholder is urged to consult their own tax advisor to determine the applicability of the rules discussed below to them and the particular tax effects of the merger, including the application and effect of state, local and other tax laws.

The receipt of cash pursuant to the merger (including any cash amounts received by dissenting stockholders pursuant to the exercise of dissenter’s rights) will be a taxable transaction for federal income tax purposes under the Internal Revenue Code of 1986, as amended, and also may be a taxable transaction under applicable state, local and other income tax laws. In general, for federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between the cash received by the stockholder pursuant to the merger and the stockholder’s adjusted tax basis in the shares of our capital stock surrendered in the merger. Such gain or loss will be capital gain or loss and will be long term gain or loss if, on the effective date of the merger, the shares of our capital stock were held for more than one year. There are limitations on the deductibility of capital losses.

Payments in connection with the merger may be subject to “backup withholding” at a 28% rate. Backup withholding generally applies if the stockholder fails to furnish such stockholder’s social security number or other taxpayer identification number, or furnishes an incorrect taxpayer identification number. Backup withholding is not an additional tax but merely an advance payment, which may be refunded to the extent it results in an overpayment of tax. Certain persons generally are exempt from backup withholding, including corporations and financial institutions. Certain penalties apply for failure to furnish correct information and for failure to include the reportable payments in income. Stockholders should consult with their own tax advisors as to the qualifications for exemption from withholding and procedures for obtaining such exemption.

Neither Parent nor Newco will recognize gain or loss for United States federal tax purposes as a result of the merger.

Anticipated Accounting Treatment of Merger

It is expected that the merger will be treated as a recapitalization for accounting purposes. A recapitalization would not effect any change in the accounting basis of the assets or liabilities presented in the stand-alone financial statements of the operating entity, and the consideration paid for the shares would be accounted for as a reduction in equity.

Certain Regulatory Matters

S&J, Newco and the Parent do not believe that any governmental filings are required with respect to the merger other than (a) the filing of the articles of merger with the Secretary of State of the State of Nevada, and (b) filings with the Securities and Exchange Commission. S&J, Parent, and Newco do not believe that they are required to make a filing with the Department of Justice and the Federal Trade Commission pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. UPI has certain disclosure obligations under the rules of the Hong Kong Stock Exchange and, in seeking the approval of its stockholders for the Merger, may require clearance of a circular to stockholders from the Hong Kong Stock Exchange.

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Dissenter’s Rights

General. Under Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, referred to as the “NRS,” any holder of common stock who does not wish to accept merger consideration of $1.96 per share in cash for the holder’s shares of common stock may exercise dissenter’s rights under the NRS and elect to have the fair value of the holder’s shares of common stock on the date of the merger (exclusive of any element of value arising from the accomplishment or expectation of the merger) judicially determined by a Nevada court and paid to the holder in cash, together with a fair rate of interest, if any is due, provided that the holder timely complies with the provisions of Sections 92A.300 to 92A.480 of the NRS.

The following discussion is not a complete statement of the law pertaining to dissenter’s rights under the NRS, and is qualified in its entirety by the full text of Sections 92A.300 to 92A.500 of the NRS, as it then exists, which provisions are provided in their entirety as Exhibit C to this proxy statement. All references in the NRS and in this summary to a “stockholder” are to the record holder of the shares of common stock as to which dissenter’s rights are asserted. A person having a beneficial interest in shares of capital stock held of record in the name of another person, such as a broker or nominee, who elects to seek appraisal rights, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect their dissenter’s rights.

Under Section 92A.410(1), where a proposed merger is to be submitted for adoption and approval at a meeting of stockholders, as in the case of the special meeting contemplated in this situation, the subject corporation, must notify each of its stockholders entitled to dissenter’s rights that dissenter’s rights are applicable and include in that notice a copy of Sections 92A.300 to 92A.500 of the NRS as it then exists. This proxy statement constitutes that notice to the holders of common stock, and the applicable statutory provisions of the NRS are attached to this proxy statement as Exhibit C. Any stockholder who wishes to exercise dissenter’s rights or who wishes to preserve that right should review carefully the following discussion and Exhibit C to this proxy statement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of the common stock, we believe that stockholders who consider exercising such dissenter’s rights should seek the advice of counsel, which counsel or other appraisal services will not be compensated for those services by S&J. Failure to comply with the procedures specified in Sections 92A.300 to 92A.500 in a timely and proper manner may result in the loss of dissenter’s rights and payment of the merger consideration of $1.96 per share in cash.

Filing Written Objection. Any stockholder who wishes to assert dissenter’s rights under Sections 92A.300 to 92A.500 of the NRS must satisfy each of the following conditions:

•

as more fully described below, before the vote on the Merger Agreement and the merger at the special meeting, the holder must deliver to Spear & Jackson, Inc., 12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414, Attn: Patrick J. Dyson, Chairman and Chief Financial Officer, written notice of the holder’s intent to demand payment for the holder’s shares if the merger is completed; and

•

the holder must either not vote on the Merger Agreement and merger proposal, or must vote the holder’s shares “AGAINST” the Merger Agreement and the merger either by proxy or in person pursuant to Section 92A.420 of the NRS. A vote "FOR" the Merger Agreement or the merger will constitute a waiver of appraisal rights.

The written notice of the holder’s intent to demand payment for the holder’s shares must be in addition to and separate from any proxy or vote. Neither voting (in person or by proxy) against, abstaining from voting, or failing to vote on the Merger Agreement or the merger will constitute a written notice of intent to demand payment within the meaning of Section 92A.420.

Notice by Newco. Within 10 days after the effective time of the completion of the merger, Newco, as the entity surviving the merger of S&J into Newco, must send a written dissenter’s notice to all stockholders who (1) sent written notice of the holder’s intent to demand payment for the holder’s shares if the merger is completed in

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accordance with Section 92A.420 and (2) have not voted to approve and adopt, nor consented to, the Merger Agreement or the merger and are otherwise eligible for appraisal rights.

The dissenter’s notice will specify where holders should send their demand for payment, and where and when holders must deposit their stock certificates, if any. The dissenter’s notice will also inform holders of shares not represented by certificates of the extent to which the transfer of their shares will be restricted after their demand for payment is received. The dissenter’s notice will also include a form for demanding payment that references the date the merger was first publicly announced. The holder asserting dissenter’s rights must certify on this form whether or not the holder acquired beneficial ownership of the shares before the date the merger was first publicly announced. The dissenter’s notice will also set a date by when Newco must receive the demand for payment, which may not be less than 30 days or more than 60 days after the date the dissenter’s notice is delivered. Along with the dissenter’s notice, Newco will provide holders the current version of Sections 92A.300 through 92A.500 of the NRS.

If, after receiving a dissenter’s notice, the holder still wishes to proceed to exercise dissenter’s rights, the holder must timely demand payment, certify whether the holder acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice, and deposit the holder’s certificates, if any, in accordance with the terms of the dissenter’s notice. Failure to demand payment timely and property or failure to deposit certificates as described in the dissenter’s notice may, at the discretion of Newco, terminate the holder’s right to receive payment pursuant to the Nevada dissenter’s rights statute. The holder’s rights as a stockholder, except as otherwise stated by the NRS, will continue until those rights are cancelled or modified by the completion of the merger.

Payment for shares. Within 30 days after the holder’s properly executed demand for payment, the holder will receive what Newco has determined to be the fair value of the holder’s S&J shares, plus accrued interest (computed from the effective date of the merger until the date of payment). The payment will be accompanied by S&J’s balance sheet as of the end of a fiscal year not more than 16 months before the date of payment, an income statement for that year, a statement of changes in the stockholders’ equity for that year, and the latest available interim financial statement(s), if any. Newco will also include an explanation of how it estimated the fair value of the shares and how the accrued interest was calculated, along with information regarding the holder’s right to challenge the fair value determined by Newco. A copy of the current version of Sections 92A.300 to 92A.500 of the NRS will also be included.

Newco may elect to withhold payment from the holder of any dissenting shares if the holder became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice as the date of the first public announcement of the merger. If Newco withholds payment, after the merger, Newco will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to the holder as full satisfaction of the holder’s demand of payment. The offer will contain a statement of Newco’s determination of the fair value for S&J shares, an explanation of how the accrued interest was calculated, and a statement of dissenter’s right to demand payment under Section 92A.480 of the NRS.

Determination of fair value. If the holder believes that the amount Newco paid in exchange for the holder’s dissenting shares is less than the fair value of the holder’s shares, or that the interest is not correctly determined, the holder may demand payment of the difference between the holder’s estimate and Newco’s estimate of S&J’s fair value per share. The holder must make such demand in writing and within 30 days after Newco has made or offered payment for the holder’s shares.

If there is still disagreement about the fair market value, Newco, within 60 days after the Company receives the holder’s demand, will petition the District Court of the appropriate county within Nevada to determine the fair value of the S&J shares and the accrued interest offered and paid. If Newco does not commence such legal action within the 60-day period, Newco will be required to pay each dissenting holder whose demand remains unsettled the amount demanded.

All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to seek a judgment for either (a) the amount, if any, of the fair value of the holder’s shares, plus interest, in excess of the amount Newco paid; or (b) the fair value, plus accrued interest, of the holder’s after-acquired shares for which Newco withheld payment, plus accrued interest, pursuant to Section 92A.470 of the NRS.

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Newco will pay the costs and expenses of the court proceeding unless the court finds the dissenters acted arbitrarily, vexatiously, or in bad faith, in which case the costs will be equitably distributed as and against Newco and the disstenters and not necessarily in equal manner. Attorney’s fees will be divided as the court considers equitable.

Stockholders should be aware that the fair value of their shares as determined in a legal proceeding in accordance with Section 92A.490 of the NRS could be more than, the same as or less than the cash consideration of $1.96 per share of common stock the holder would receive under the Merger Agreement.

Any stockholder wishing to exercise dissenter’s rights is urged to consult legal counsel before attempting to exercise dissenter’s rights. Failure to comply strictly with all of the procedures set forth in Sections 92A.300 to 92A.480 of the Nevada Revised Statutes may result in the loss of a stockholder’s statutory dissenter’s rights.

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SPEAR & JACKSON, INC.
HISTORICAL FINANCIAL DATA

Our selected historical financial data presented below as of and for the years ended September 30, 2006, 2005, 2004, 2003, and 2002 are derived from our audited consolidated financial statements. The following selected historical financial data should be read in conjunction with our most recent Annual Report on Form 10-K which is attached as Exhibit D.

	For the 9 Months Ended June 30, 2007		For the Fiscal Years Ended September 30
	(UNAUDITED)	2006	2005	2004	2003	2002
	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)

Income Statement Data
Total revenues	82,715	96,993	100,698	99,485	90,124	87,886
Costs and expenses	(54,191)	(67,896)	(67,463)	(67,574)	(61,838)	(61,954)
Other operating expenses
Including Selling, General and administrative expenses and
Depreciation	(29,980)	(36,078)	(31,405)	(29,753)	(21,909)	(27,250)
Exceptional items	192	(692)	2,168	-	-	-
Total costs and expenses	(82,979)	(104,666)	(96,700)	(97,327)	(83,747)	(89,204)
Operating income	(1,264)	(7,673)	3,998	2,158	6,377	(1,318)
Interest expense, net	18	27	47	(300)	(237)	(234)
Other income, net	272	247	157	184	136	138
Taxation:	(136)	973	(468)	(1,205)	(1,497)	(948)
Income (loss) from continuing operations	(1,110)	(6,426)	3,734	837	4,779	(2,362)
Income (loss) from discontinued operations	—	(53)	(639)	(401)	(163)	(1,150)
Net income (loss)	(1,110)	(6,479)	3,095	436	4,616	(3,512)
Income (loss) available to common shareholders	(1,110)	(6,479)	3,095	436	4,616	(3,512)
Basic and diluted earnings (loss) per share:
Continuing Operations	(0.19)	(1.12)	0.42	0.07	0.40	(0.58)
Discontinued Operations	—	(0.01)	(0.02)	(0.03)	(0.01)	(0.28)
Total basic and diluted earnings (loss) per share	(0.19)	(1.13)	0.35	0.04	0.39	(0.86)

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	For the 9 Months Ended June 30, 2007		For the Fiscal Years Ended September 30
	(UNAUDITED)	2006	2005	2004	2003	2002
	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)	US$’000 (Except earnings (loss) per share)

Balance Sheet Items
Total Assets	93,252	83,260	83,090	85,756	79,600	73,920
Long Term Obligations	(48,104)	(41,264)	(36,703)	(34,717)	(27,049)	(21,419)
Total Liabilities	(70,254)	(61,419)	(56,887)	56,317	(47,748)	(44,616)

MARKET AND MARKET PRICE

Market Information

Our common stock is traded publicly on the Pink Sheets in the over the counter market. The table below represents the quarterly high and low bid and asked prices for our common stock for our last three fiscal years and the first three quarters of our current fiscal year. The prices listed in this table reflect quotations without adjustment for retail mark-up, mark-down or commission, and may not represent actual transactions.

	High Closing Price	Low Closing Price

Fiscal Year Ending 9/30/2007
Third Quarter	$1.91	$1.02
Second Quarter First Quarter	$1.25 $1.17	$1.05 $.095
Fiscal Year Ended 9/30/2006
Fourth Quarter	$1.35	$1.02
Third Quarter	$1.62	$1.10
Second Quarter	$1.75	$1.00
First Quarter	$1.20	$0.95
Fiscal Year Ended 9/30/2005
Fourth Quarter	$1.53	$1.05
Third Quarter	$1.85	$1.15
Second Quarter	$1.90	$1.15
First Quarter	$1.40	$0.68
Fiscal Year Ended 9/30/2004
Fourth Quarter	$1.64	$1.05
Third Quarter	$3.10	$1.15
Second Quarter	$5.45	$2.62
First Quarter	$5.45	$3.50

On May 14, 2007, the last full trading day before the public announcement of UPI’s initial offer of $1.483 per share, the closing sale price of our common stock as reported on the Pink Sheets of the over the counter market was $1.02 per share. On June 22, 2007, the last full trading day before the public announcement of the signing of the Merger Agreement, the closing sale price of our common stock was $1.47 per share. On __________, 2007, the last

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practicable trading day for which information was available prior to the date of the first mailing of this proxy statement, the closing price per share of our common stock as reported on the Pink Sheets of the over the counter market was $__________. Stockholders should obtain a current market quotation for our common stock before making any decision with respect to the merger.

Number of Stockholders

As of __________, 2007, there were _____ outstanding shares of our common stock, _____ record holders of our common stock, and approximately _____ beneficial owners of our common stock.

Dividends

We have never paid cash dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future. If the merger is not completed, we intend to retain most of our future earnings to finance future growth.

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THE SPECIAL MEETING

General

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the special meeting of stockholders to be held at the offices of __________ located at __________ on __________, 2007, beginning at __________ local time, and at any adjournments or postponements thereof. This proxy statement is accompanied by a form of proxy for use at the special meeting.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about __________, 2007.

Matters to be Considered at the Special Meeting

At the special meeting, the stockholders will be asked to consider and vote upon the following proposals:

•

to adopt and approve the Merger Agreement pursuant to which S&J will be merged with and into Newco with Newco being the surviving corporation,.

•

if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement, the stockholders will be asked to consider and vote upon a proposal to adjourn the special meeting to permit further solicitation of proxies.

If the requisite votes in favor of the proposal to adopt and approve the Merger Agreement are obtained and certain other conditions are satisfied or, where permissible, waived, S&J will be merged with and into Newco with Newco being the surviving corporation. At the effective time of the merger, each share of our common stock outstanding immediately prior to the filing of a articles of merger with the Secretary of State of the State of Nevada will be converted into the right to receive merger consideration of $1.96 in cash, without interest, except for:

•

shares of our common stock held by Parent;

•

shares for which dissenter’s rights have been properly perfected under Sections 92A.300 through 92A.500 of the Nevada Revised Statutes, which will be entitled to receive the consideration provided for by the Nevada Revised Statutes; and

•

shares held by S&J in treasury at the effective time of the merger, which will be canceled without payment.

Like all other S&J stockholders, members of management and our Board of Directors will be entitled to receive the merger consideration for each of his or her shares of our common stock held, if any, at the time of the merger.

S&J does not expect a vote to be taken at the special meeting on any matter other than the proposal to adopt and approve the Merger Agreement and if necessary, the adjournment. However, if any other matters are properly presented at the special meeting for consideration, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL VOTES IN FAVOR OF APPROVAL OF THE MERGER AGREEMENT.

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Record Date and Voting Information

Only holders of record of our common stock at the close of business on __________, 2007 will be entitled to notice of and to vote at the special meeting. At the close of business on July 5, 2007, there were outstanding and entitled to vote an aggregate of 5,735,561 shares of our common stock. Each share of our common stock is entitled to one vote. A list of our stockholders will be available for review at our executive offices during regular business hours for a period of 10 days before the special meeting. Each holder of record of our common stock on the record date will be entitled to one vote for each share held.

All votes will be tabulated by the inspector of elections appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Brokers who hold shares in street name for clients typically have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the adoption and approval of non-routine matters, such as the Merger Agreement. Proxies submitted without a vote by the brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the special meeting.

The affirmative vote of a majority of our outstanding shares of common stock entitled to vote at the special meeting is required to adopt and approve the Merger Agreement. Each outstanding share of our common stock will be entitled to one vote. The shares of our common stock held by the Parent constituted 61.78% of the aggregate number of outstanding shares of our common stock on the record date, and, therefore, Parent has sufficient votes to adopt and approve the Merger Agreement and the merger. While we anticipate that Parent will vote in favor of the Merger Agreement, Parent does not have a contractual obligation and is not otherwise required to vote in favor of the Merger Agreement. The adoption and approval of the Merger Agreement does not require the approval of the holders of a majority of the shares held by our nonaffiliated stockholders.

Abstentions and broker non-vote will have the same effect as a vote AGAINST adoption and approval of the Merger Agreement in the determination of whether a majority of our stockholder approve the Merger Agreement and will have no effect on a motion to adjourn or postpone the special meeting.

With the exception of broker non-votes, the treatment of which is discussed above, each share of our common stock represented by a proxy properly executed and received by S&J in time to be voted at the special meeting and not revoked will be voted in accordance with the instructions indicated on such proxy and, if no instructions are indicated, will be voted “FOR” the proposal to adopt and approve the Merger Agreement and, to the extent necessary be voted “FOR” a motion to adjourn or postpone the special meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise. Any proxy which specifically abstains from voting, will not be voted in favor of the Merger Agreement or any such adjournment or postponement.

Quorum

The presence, in person or by proxy, of the holders of a majority of the aggregate outstanding shares of our common stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the special meeting.

Proxies; Revocation

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our executive offices located at 12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the special meeting and voting in person. Attendance at the special meeting will not, by itself, revoke a proxy. Furthermore, if a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain a proxy from the record holder.

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Expenses of Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others for forwarding to these beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of S&J. No additional compensation will be paid to directors, officers or other regular employees for their services.

Dissenter’s Rights

Stockholders who do not vote in favor of adoption and approval of the Merger Agreement, and who otherwise comply with the applicable statutory procedures of the Nevada Revised Statutes summarized above in this proxy statement, will be entitled to seek appraisal of the value of their capital stock as set forth in Sections 92A.300 through 92A.500 of the Nevada Revised Statutes. See “Special Factors - Dissenter’s Rights.”

Please do not send in stock certificates at this time. In the event the merger is completed, the surviving corporation will distribute instructions regarding the procedures for exchanging our stock certificates for the cash payment.

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PARTIES TO THE MERGER AGREEMENT

Spear & Jackson, Inc.

12012 Southshore Boulevard, Suite 103,

Wellington, Florida 33414

(561) 793-7233

Spear & Jackson, Inc. (“S&J”), through its principal operating entities, manufactures and distributes a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australasia, North and South America, Asia and the Far East. A more detailed description of our business is contained in our most recent Annual Report on Form 10-K, which is attached as Exhibit D. See also “Where Stockholders Can Find More Information.” Information about certain of our directors and executive officers is set forth in Exhibit D to this proxy statement.

United Pacific Industries Limited

Suite 27-05/06, 27/F.,

Vicwood Plaza

199 Des Voeux Road Central

Hong Kong

Tel: (852) 2802-9988

United Pacific Industries Limited (“UPI” and together with Pantene the “Parent”) is a Bermuda corporation. The principal business of UPI, through its operating subsidiaries other than S&J, is the manufacture and sale of power supply products and electronic components.

Pantene Global Holdings Limited

Suite 27-05/06, 27/F.,

Vicwood Plaza

199 Des Voeux Road Central

Hong Kong

Tel: (852) 2802-9988

Pantene Global Holdings Limited (“Pantene” and together with UPI the “Parent”) is a Hong Kong corporation and wholly owned subsidiary of UPI. The principal business of Pantene is investment holding. Pantene is the registered owner of approximately 61.78% of the outstanding common stock of S&J and 100% of the outstanding common stock of Newco.

Pantene Global Acquisition Corp.

Suite 27-05/06, 27/F.,

Vicwood Plaza

199 Des Voeux Road Central

Hong Kong

Tel: (852) 2802-9988

Pantene Global Acquisition Corp. (“Newco”) is a newly organized Nevada corporation formed and currently wholly owned by Pantene. Immediately following the merger, Newco, as the surviving corporation, will be owned by Pantene. Newco was formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement.

Related Parties

Patrick J. Dyson is our Chairman, Chief Financial Officer, Secretary, and a member of our Board of Directors, and is UPI’s Chief Financial Officer; Lewis Hon Ching Ho is our Chief Administrative Officer and a member of our Board of Directors, and is a director and the general manager of Pantene Electronics (Hangzhou) Co. Ltd., a subsidiary of UPI; Brian C. Beazer is our Assistant Treasurer and is the Chairman of UPI; Nila Ibrahim is our General Counsel and is the General Counsel of UPI; David H. Clarke owns 28,350 shares of our common stock (representing approximately 0.49% of our outstanding shares), and is the Executive Vice Chairman and a director of UPI.

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THE MERGER AGREEMENT

The description of the Merger Agreement contained in this proxy statement describes the material terms of the Merger Agreement. A complete copy of the Merger Agreement, without exhibits, appears in Exhibit A to this proxy statement. You are urged to read the entire Merger Agreement as it is the legal document that governs the merger.

The Merger

The Merger Agreement provides that, subject to the conditions summarized below, Newco will merge with and into S&J. Upon completion of the merger, S&J will cease to exist and Newco will continue as the surviving corporation.

Newco is a Nevada corporation that was created solely for the purposes of the merger.

Effective Time of Merger

The merger will become effective upon the filing of articles of merger with the Secretary of State of the State of Nevada in accordance with the Nevada Revised Statutes or at such later time as is specified in the articles of merger. This time is referred to as the “effective time.” The filing is expected to occur as soon as practicable after adoption and approval of the Merger Agreement by our stockholders at the special meeting and satisfaction or waiver of the other conditions to the merger set forth in the Merger Agreement.

Articles of Incorporation, Bylaws and Directors and Officers the Surviving Corporation

When the merger is completed:

•

the articles of incorporation of Newco as in effect immediately prior to the effective time will be the articles of incorporation of the surviving corporation;

•

the bylaws of Newco in effect immediately prior to the effective time will be the bylaws of the surviving corporation;

•

the directors of Newco immediately prior to the effective time will become the directors of the surviving corporation; and

•

the officers of Newco immediately prior to the effective time will become officers of the surviving corporation.

Conversion of Capital Stock

At the effective time of the merger, each share of our common stock that is outstanding immediately prior to the filing of articles of merger with the Secretary of State of the State of Nevada will be converted into the right to receive merger consideration of $1.96 in cash, without interest, except for:

•

shares of our common stock held by Parent;

•

shares for which Dissenter’s rights have been perfected properly under Sections 92A.300 to 92A.500 of the Nevada Revised Statutes will be entitled to receive the consideration provided for by the Nevada Revised Statutes; and

•

shares held by S&J in treasury at the effective time of the merger will be canceled without payment.

At the effective time, each outstanding share of capital stock of Newco will remain unchanged.

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Payment For Shares

Prior to or simultaneous with the effective time, Parent or Newco will deposit with the paying agent appointed by Parent sufficient funds to pay the merger consideration. Promptly after the effective time, the surviving corporation, will cause to be mailed to each record holder of shares of our common stock immediately prior to the effective time a letter of transmittal and instructions to effect the surrender of their certificate(s) in exchange for payment of the merger consideration. Stockholders should not forward stock certificates to the paying agent until they have received the letter of transmittal.

Each stockholder will be entitled to receive the merger consideration only upon surrender to the paying agent of a share certificate, together with such letter of transmittal, duly completed in accordance with the instructions thereto. If payment of the merger consideration is to be made to a person whose name is other than that of the person in whose name the share certificate is registered, it will be a condition of payment that (a) the share certificate so surrendered be properly endorsed or otherwise in proper form for transfer and (b) the person requesting such exchange pay any transfer or other taxes that may be required to the satisfaction of the paying agent. No interest will be paid or accrued upon the surrender of the share certificates for the benefit of holders of the share certificates on any merger consideration.

Twelve months following the effective time, Parent will cause the paying agent to deliver to Parent or Newco, as the surviving corporation, all cash and documents in its possession, which have been deposited with the paying agent and which have not been disbursed to holders of share certificates. Thereafter, holders of certificates representing shares of our capital stock outstanding before the effective time will surrender their certificates to the surviving corporation, and will be entitled to look only to Parent and the surviving corporation, for payment of any claims for merger consideration to which they may be entitled. S&J, Parent, Newco and the paying agent will not be liable to any person in respect of any merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

Transfer of Shares

At the effective time, our stock transfer books will be closed and there will be no further transfers on our records or our transfer agent’s records of certificates representing shares of our capital stock outstanding before the effective time and any such certificates presented to the surviving corporation for transfer will be canceled. From and after the effective time, the holders of share certificates representing shares of our capital stock before the effective time will cease to have any rights with respect to these shares except as otherwise provided for in the Merger Agreement or by applicable law. All merger consideration paid upon the surrender for exchange of those share certificates in accordance with the terms of the Merger Agreement will be deemed to have been issued and paid in full satisfaction of all rights pertaining to the share certificates.

S&J Stockholder Approval

We have agreed to use our reasonable efforts to solicit proxies in favor of the adoption and approval of the Merger Agreement, provided that the Finance Committee and our Board of Directors may each withdraw or modify its respective recommendation relating to the Merger Agreement and the merger if the Finance Committee or our Board of Directors determines in good faith after consultation with its legal advisor that the merger is no longer in the best interests of our stockholders and that such withdrawal or modification is, therefore, advisable in order to satisfy its fiduciary duties to our stockholders.

Indemnification

The Merger Agreement provides that Parent and Newco will, for a period of two years after the effective time of the merger, to the fullest extent permissible under applicable law, continue to honor all our indemnification obligations to our present and former directors, officers, employees and agents against losses in connection with certain claims arising out of, relating to or in connection with any action or omission occurring or alleged to occur on or prior to the effective time of the merger.

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Representations and Warranties

The Merger Agreement contains various customary representations and warranties of S&J (which will not survive completion of the merger) relating to, among other things:

•

our due incorporation, valid existence and good standing;

•

our corporate power and authority to carry on our business;

•

our articles of incorporation and bylaws;

•

authorization, execution, delivery and enforceability of the Merger Agreement and approval of the Merger Agreement by the holders of a majority of the outstanding shares of our capital stock;

•

the absence of consents, approvals, authorizations or permits of governmental authorities, except those specified in the Merger Agreement, required for S&J to complete the merger;

•

the absence of any conflicts between the Merger Agreement and our articles of incorporation, as amended, and amended and restated bylaws, and charter or bylaws of any of our subsidiaries, and any applicable laws;

•

our capitalization;

•

due incorporation, valid existence and good standing of each of our subsidiaries;

•

the accuracy of our filings with the Securities and Exchange Commission;

•

the adequacy and accuracy of our financial statements;

•

the absence of material liabilities or obligations, except as disclosed in our reports filed with the Securities and Exchange Commission and certain liabilities or obligations specified in the Merger Agreement;

•

our material compliance with applicable laws and court orders;

•

the absence of any action, claim, suit, investigation or proceeding actually pending or threatened against us or our subsidiaries that if adversely determined, would, individually or in the aggregate, be reasonably expected to have a material adverse effect on our business or operations, except for those disclosed in our reports filed with the Securities and Exchange Commission;

•

brokers’, finders’ and investment bankers’ fees;

•

receipt of Capitalink fairness opinion;

•

the adequacy and accuracy of tax filings and timeliness of tax payments;

•

certain matters relating to employees and employee benefit plans;

•

certain matters relating to leases and real property;

•

certain matters related to material contracts;

•

the inapplicability of Nevada anti-takeover laws; and

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•

the adequacy of S&J’s permits.

The Merger Agreement contains various customary representations and warranties of Parent and Newco (which will not survive completion of the merger) relating to, among other things:

•

the due formation, valid existence and good standing of Parent and due incorporation, valid existence and good standing of Newco;

•

the authorization, execution, delivery and enforceability of the Merger Agreement;

•

the absence of consents, approvals, authorization or permits of governmental authorities, except those specified in the Merger Agreement, required for Parent or Newco to complete the merger;

•

the absence of any conflicts between the Merger Agreement and Parent’s or Newco’s articles of incorporation or bylaws, any applicable law or other contracts or documents;

•

the accuracy of information concerning information provided by Parent or Newco in connection with this proxy statement;

•

the accuracy of the information concerning Parent and Newco in this proxy statement; and

•

brokers’, finders’ and investment bankers’ fees.

All representations and warranties are subject to various qualifications and limitations.

Covenants

We gave an undertaking in the Merger Agreement not to solicit, encourage or facilitate any Acquisition Proposal (as defined in the Merger Agreement), but we may furnish information, or enter into discussions and negotiations with, any person in response to an unsolicited, bona fide written proposal that constitutes or has a reasonable likelihood of resulting in a “Superior Offer.” This is defined to mean an unsolicited bona fide written Acquisition Proposal that our Board of Directors or Finance Committee determines, by resolution duly adopted, in its good faith reasonable judgment, and after consulting with its independent financial advisor, and after taking into account the likelihood and anticipated timing of consummation of such offer, which provides the following: (a) a tender for all, and not less than all, of the minority shares of common stock of the Company, (b) commencement of the tender to occur within fourteen (14) days of the date of the Superior Offer, (c) reasonable and customary closing conditions and no additional material conditions, (d) a financing commitment from a recognized national financing institution, and (e) the potential bidder has been informed and acknowledges that, in accordance with the UK Pensions Act of 2004 (as may be amended from time to time), in certain circumstances, an owner of shares in the Company that exceeds a threshold of 29.9% of the issued and outstanding shares, may be required to make contributions to reduce the underfunded pension liability of certain of the Company’s UK subsidiaries. The exception for a "Superior Offer" does not extend to transactions other than an unsolicited tender offer for all, and not less than all, of the minority stockholders' interests in the Company.

Conduct of Business Pending the Merger

We are subject to restrictions on our conduct and operations until the merger is completed. In the Merger Agreement, we have agreed that, prior to the effective time, we will operate our business only in the ordinary course consistent with past practice and use our commercially reasonable efforts to preserve intact our business organizations and relationships with third parties and to keep available the services of our present officers and employees.

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Access to Information

We have agreed to give to Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access upon prior notice to our offices, properties, books and records and those of our subsidiaries, and to furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request.

Conditions to the Merger

Conditions to Each Party’s Obligation. The obligations of S&J, Parent and Newco to complete the merger are subject to the satisfaction or waiver on or prior to the effective time of the following conditions:

•

the merger shall have been adopted and approved by the holders of a majority of our outstanding shares of common stock;

•

the merger shall have been approved by a majority vote of UPI’s stockholders;

•

obtaining any required consents; and

•

the absence of any law or regulation or any judgment, injunction, order or decree prohibiting the consummation of the merger.

Conditions to Parent and Newco’s Obligation. The obligations of each of Parent and Newco to complete the merger are subject to the satisfaction, or waiver by Parent and Newco, on or prior to the effective time, of the following conditions:

•

We shall have performed in all material respects all of our obligations required by the Merger Agreement and we must have delivered a certificate signed by an executive officer of S&J to such effect;

•

Our representations and warranties shall be true and correct, except where the failure, individually or in the aggregate, has not had, and would not reasonably be expected to have, material adverse effect; and

•

the absence of any action or proceeding (a) seeking to restrain or prohibit Parent’s ownership or operation of all of all or a material portion of our business or (b) that is reasonably likely to have a material adverse effect on S&J;

Conditions to Our Obligation. Our obligation to effect the merger is subject to the satisfaction, or waiver by us, on or prior to the effective time, of the following conditions:

•

Each of Parent and Newco must have performed in all material respects all obligations under the Merger Agreement required to be performed at or prior to the effective time and we must have received a certificate signed by an executive officer of Parent to such effect;

•

The representations and warranties of Parent and Newco shall be true and correct, except where the failure, individually or in the aggregate, has not had, and would not reasonably be expected to have, material adverse effect;

•

no claim, action, suit, proceeding or investigation shall have been instituted or threatened pursuant to which an unfavorable judgment, order, decree, stipulation or injunction sought would reasonably be expected to (1) prevent any of the material transactions contemplated by the Merger Agreement, or (2) cause any of the material transactions contemplated by the Merger Agreement to be rescinded following the consummation of the transactions;

46

•

the fairness opinion of Capitalink shall not have been withdrawn or modified in any material respect.

Termination of the Merger Agreement

S&J, Parent and Newco may agree by mutual written consent to terminate the Merger Agreement at any time before the effective time. In addition, Parent or S&J may terminate the Merger Agreement if:

•

the merger is not completed on or before December 31, 2007;

•

a court of competent jurisdiction or other governmental body has issued a final and nonappealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the merger;

•

any law or regulation, or a claim, action, suit or investigation is threatened or instituted which could reasonably be expected to prevent or rescind the merger;

•

if a condition to closing of the other party have been rendered impossible to satisfy in a timely manner and is not waived by the party entitled to the benefit thereof;

•

the merger shall not have been adopted and approved by the stockholders of S&J and UPI.

Parent may terminate the merge agreement if:

•

We breach any of our representations, warranties or covenants as set forth in the Merger Agreement, such that our representations, warranties and agreements are not met and such condition is incapable of being satisfied by the earlier of 30 written days of notice thereof or December 31, 2007; or

•

(a) At any time prior to our special meeting we withdraw or modify in a manner adverse to Parent the recommendation of our Board of Directors for the approval of the Merger Agreement and the merger; (b) we fail to include in this proxy statement the recommendation of our Board of Directors; (c) at any time prior to our special meeting our Board of Directors shall approve or publicly endorse or recommend any other acquisition proposal; (d) at any time prior to our special meeting we enter into any letter of intent, acquisition agreement or similar agreement accepting any other acquisition proposal; or (e) at any time prior to our special meeting certain tender or exchange offers relating to our securities shall have been commenced and we fail to timely communicate our recommendation to reject such tender or exchange offer.

We may terminate the Merger Agreement if:

•

Parent or Newco breaches any of its representations, warranties or covenants as set forth in the Merger Agreement, such that the representations, warranties and agreements of Parent and Newco are not met and such condition is incapable of being satisfied by the earlier of 30 written days of notice thereof or December 31, 2007; or

•

our Board of Directors has withdrawn its recommendation for the approval of the Merger Agreement and the merger.

However, in the Merger Agreement, we undertook that our Board of Directors will not withdraw or modify its recommendation for the approval of the Merger Agreement and the merger in a manner adverse to Parent, and no resolution will be adopted by our Board or the Finance Committee to withdraw or modify such Board recommendation, unless our Board of Directors or Finance Committee determines in good faith, after taking into account the advice of S&J’s outside legal counsel, that the failure to make such disclosure would be inconsistent with its fiduciary duties or is required by any legal requirement. We also qualified that nothing in the Merger Agreement shall preclude S&J, our Board of Directors or the Finance Committee from complying with Rules 14d-9

47

and 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act with regard to an Acquisition Proposal as defined in the Merger Agreement.

Generally, if the Merger Agreement is terminated, there will be no liability on the part of S&J, Parent or Newco or any of their affiliates, directors, officers, employers or stockholders, with the exception of the expense reimbursement/breakup fee provisions described below under “Expense Reimbursement.” However, no party will be relieved from liability for willful breaches of the Merger Agreement.

Expense Reimbursement

All fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring the expenses, whether or not the merger is completed, provided, however, in the event of a termination as a result of the withdrawal by our Board of Directors of its approval of the Merger as a result of the receipt of a superior offer, the person or group of persons making the superior offer will pay the Parent and Newco all reasonable costs and expenses incurred in connection with the Merger Agreement and the transactions set forth therein up to $850,000 plus a breakup fee of $125,000, and in all other cases where our Board withdraws its recommendation, the Company will reimburse the Parent and Newco all reasonable costs and expenses incurred in connection with the Merger Agreement and the transactions set forth therein up to $850,000 plus a breakup fee of $125,000.

Amendments; Extensions; Waivers

Any provision of the Merger Agreement may be amended or waived prior to the effective time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, no amendment or waiver by us shall be effective unless first approved in writing by the Finance Committee and provided, further, that after the adoption of the Merger Agreement by our stockholders or the UPI stockholders, no amendment shall be made which pursuant to applicable law requires the further approval of our stockholders or the UPI stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT.

48

PROPOSAL TWO
ADJOURNMENT OF THE
SPECIAL MEETING

If at the special meeting the number of shares of capital stock voting in favor of the adoption of the Merger Agreement is insufficient to approve the merger under Nevada law, our management intends to move to adjourn the special meeting in order to enable our management to solicit additional proxies in favor of the proposal. In that event, we will ask our stockholders to vote upon the adjournment proposal, but not upon the merger proposal.

In the adjournment proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting management the discretionary authority to adjourn the special meeting, and any later adjournments of those meetings, to enable our management to solicit additional proxies in favor of the merger proposal.

If our stockholders approve the adjournment proposal, management could adjourn the meeting and any adjourned session of the meeting and use the additional time to solicit additional proxies in favor of the merger, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal. Among other things, approval of the adjournment proposals could mean that, even though we have received proxies representing a sufficient number of votes against the merger proposal to defeat it, our management could adjourn the special meeting without a vote on the proposal and seek during that period to convince the holders of those shares to change their votes to votes in favor of the proposal.

Our Board of Directors believes that if the number of shares of our common stock voting in favor of the adoption of the merger proposal is insufficient to approve the proposal, it is in the best interests of the our stockholders to enable the our Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal to approve it.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE PROPOSAL TO GRANT OUR MANAGEMENT THE DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING.

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STOCK PURCHASE INFORMATION

Purchases by S&J

We have not engaged in any purchase transactions with respect to S&J capital stock.

Purchases by the Parent

On March 23, 2006, UPI entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Jacuzzi Brands, Inc., a Delaware corporation (“Jacuzzi”) and USI American Holdings, Inc., a Delaware corporation (“USI American” and, together with Jacuzzi, the “Seller”) to acquire the 3,543,281 shares of Common Stock of S&J (the “Shares”) owned by the Seller. The Stock Purchase Agreement was amended by Amendment No. 1 to the Stock Purchase Agreement, dated as of May 4, 2006, and was further amended by Amendment No. 2 to the Stock Purchase Agreement, dated as of July 10, 2006. Pursuant to an Assignment Agreement, dated as of July 28, 2006, UPI assigned its rights and obligations under the Purchase Agreement to its wholly-owned subsidiary Pantene. The transaction closed on July 28, 2006 and Pantene acquired the Shares on that date. The total cash consideration paid by the Parent was US $4,960,593.40 ($1.40 per share). Of the total cash consideration, approximately US $3,858,322 was obtained by UPI through bank borrowings from HSBC (Hong Kong) on normal commercial terms, with the balance coming from internal resources.

Purchases by Newco

Neither Newco nor any of its directors or executive officers, has engaged in any transaction with respect to our common stock.

Recent Transactions

Except for the transactions set forth above, there have been no transactions in our capital stock effected during the last 60 days by us, any of our directors or executive officers, Parent, or Newco.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 5, 2007 by (i) each person who is known by us to own beneficially more than five percent of the outstanding shares of capital stock, and (ii) each of the named executive officers. Except where otherwise indicated, this information is based upon information provided to us by the named person.

Name and Address	Number of Shares Beneficially Owned (1)(2)	Percentage of Outstanding Shares

United Pacific Industries Limited (3)	3,543,281	61.78%
Loeb Loeb Arbitrage Fund (4)	385,601	6.7%
William Fletcher (5)	—	—
Patrick J. Dyson (6)	—	—
Lewis Hon Ching Ho (7)	—	—
Dr. Preston Jones (8)	—	—
Officers and Directors as a Group	—	—

———————

(1)

Unless otherwise indicated in other footnotes, to the knowledge of S&J, all persons listed have sole voting and investment power with respect to shares of common stock, except to the extent shared with spouses under applicable law.

(2)

In computing the number of shares beneficially owned and the percentage of ownership of that person, shares of common stock subject to options or warrants exercisable within 60 days after the date of the information in the table are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing percentage ownership of any other person.

(3)

UPI is controlled by Brian C. Beazer, who holds 24.56% of UPI's outstanding shares, and David H. Clarke, who holds 22.88% of UPI's outstanding shares. Voting and investment control of the shares held by UPI is held by UPI's Board of Directors.

(4)

239,969 shares are held directly by Loeb Arbitrage Fund, and the remaining shares are held in the following amounts by the following affiliates of Loeb Arbitrage Fund: Loeb Partners Corporation (23,399), Loeb Offshore Fund Limited (58,355), Loeb Arbitrage B Fund LP (49,090), and Loeb Offshore B Fund Ltd. (14,788). Gideon J. King, the president of the general partner of Loeb Arbitrage Fund, holds investment and voting control over the shares of Loeb Arbitrage Fund.

(5)

William Fletcher is our Chief Executive Officer.

(6)

Patrick J. Dyson is our Chairman, Chief Financial Officer, Secretary, and a director.

(7)

Lewis Hon Ching Ho is our Chief Administrative Officer and a director.

(8)

Dr. Preston Jones is an independent director.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our financial statements as of September 30, 2006 and for each of the years in the three-year period ended September, 2006, have been audited by Chantrey Vellacott DFK LLP, our independent registered public accounting firm, as stated in their report included in our Annual Report on Form 10-K for the year ended September 30, 2006. Representatives of Chantrey Vellacott DFK LLP are expected to be available at the special meeting to respond to appropriate questions of stockholders and to make a statement if they desire to do so.

FUTURE STOCKHOLDER PROPOSALS

If the merger is completed, there will be no public participation in any future meetings of stockholders of S&J. However, if the merger is not completed, S&J stockholders will continue to be entitled to attend and participate in S&J stockholders’ meetings. If the merger is not completed, S&J will inform its stockholders, by press release or other means determined reasonable by S&J, of the date by which stockholder proposals must be received by S&J for inclusion in the proxy materials relating to the annual meeting, which proposals must comply with the rules and regulations of the Commission then in effect.

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WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. In addition, because the merger is a “going private” transaction, we have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, the exhibits to the Schedule 13E-3 and such reports, proxy statements and other information contain additional information about S&J. Amendments to the Schedule 13E-3 will be filed to incorporate by reference any Exchange Act documents filed after the date of the proxy statement and before the date of the stockholder meeting, as well as to reflect any other material changes to the information contained in the Schedule 13E-3.

Our stockholders may read and copy the Schedule 13E-3 and any reports, statements or other information filed by S&J at the Commission’s public reference room at 100 F Street, N.E., Washington, DC 20549. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our filings with the Commission are also available to the public from commercial document retrieval services and at the website maintained by the Commission located at: “http://www.sec.gov.”

The proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in such jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in our affairs since the date of this proxy statement or that the information herein is correct as of any later date.

Stockholders should not rely on information other than that contained in this proxy statement. We have not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated __________, 2007. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement will not create any implication to the contrary.

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EXHIBIT A

AGREEMENT AND PLAN OF MERGER

among:

UNITED PACIFIC INDUSTRIES LIMITED,

a Bermuda corporation;

PANTENE GLOBAL HOLDINGS LIMITED,

a Hong Kong corporation;

PANTENE GLOBAL ACQUISITION CORP.,

a Nevada corporation; and

SPEAR & JACKSON, INC.,

a Nevada corporation

Dated as of June 22, 2007

2.12	Transactions with Affiliates	A-15

2.13	Legal Proceedings	A-15

2.14	Authority	A-15

2.15	Non-Contravention; Consents	A-15

2.16	Information Supplied	A-16

2.17	Fairness Opinion	A-16

2.18	Financial Advisor	A-16

2.19	State Takeover Statutes	A-16

SECTION 3.	REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB	A-16

3.1	Due Organization	A-17

3.2	Compliance with Legal Requirements	A-17

3.3	Legal Proceedings	A-17

3.4	Authority	A-17

3.5	Non-Contravention; Consents	A-17

3.6	Information Supplied	A-18

3.7	Broker Fees	A-18

3.8	No Prior Merger Sub Operations	A-18

SECTION 4.	CERTAIN COVENANTS OF THE PARTIES	A-19

4.1	Access and Investigation	A-19

4.2	Operations Prior to Closing	A-19

4.3	No Solicitation; Superior Offer	A-21

SECTION 5.	ADDITIONAL COVENANTS OF THE PARTIES	A-21

5.1	Company Proxy Statement	A-21

5.2	Company Stockholders’ Meeting	A-23

5.3	UPI Required Filings; Shareholder Approval	A-24

5.4	Employee Benefits	A-24

5.5	Indemnification of Officers and Directors	A-24

5.6	Regulatory Approvals and Related Matters	A-25

5.7	Confidentiality; Disclosure	A-26

5.8	Performance of Obligations by Parent and Merger Sub	A-26

SECTION 6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB	A-26

6.1	Accuracy of Company Representations	A-26

6.2	Performance of Covenants	A-26

6.3	Company Stockholder Approval	A-26

6.4	Company Officers’ Certificate	A-26

6.5	UPI Stockholder Approval	A-26

6.6	Other Governmental Approvals	A-26

6.7	No Restraints	A-27

6.8	No Company Material Adverse Effect	A-27

SECTION 7.	CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY	A-27

7.1	Accuracy of Parent and Merger Sub Representations	A-27

7.2	Performance of Covenants	A-27

7.3	Company Stockholder Approval	A-27

7.4	Parent Officer’s Certificate	A-27

7.5	UPI Stockholder Approval	A-27

7.6	Other Governmental Approvals	A-27

7.7	No Restraints	A-27

SECTION 8.	TERMINATION	A-27

8.1	Termination	A-27

8.2	Effect of Termination	A-28

8.3	Expenses	A-28

SECTION 9.	MISCELLANEOUS PROVISIONS	A-28

9.1	Amendment	A-28

9.2	Extension; Waiver	A-29

9.3	No Survival of Representations and Warranties	A-29

9.4	Entire Agreement; Counterparts; Exchanges by Facsimile or Electronic Delivery	A-29

9.5	Applicable Law; Jurisdiction; Waiver of Jury Trial	A-29

9.6	Attorneys’ Fees	A-29

9.7	Assignability; No Third Party Rights	A-30

9.8	Notices	A-30

9.9	Severability	A-31

9.10	Construction	A-31

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of June 22, 2007, by and among: UNITED PACIFIC INDUSTRIES LIMITED, a Bermuda corporation (“UPI”); PANTENE GLOBAL HOLDINGS LIMITED, a Hong Kong corporation and wholly-owned subsidiary of UPI (“Pantene” and collectively with UPI, the “Parent”), PANTENE GLOBAL ACQUISITION CORP., a Nevada corporation and a wholly-owned subsidiary of Pantene (“Merger Sub”); and SPEAR & JACKSON, INC., a Nevada corporation and a 61.78% owned subsidiary of Pantene (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A.

Parent, Merger Sub and the Company intend to effect a merger of the Company with and into the Merger Sub on the terms and subject to the conditions set forth in this Agreement (the “Merger”) with the Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of Pantene, and the Company ceasing to exist.

B.

The board of directors of the Company has established a special committee of independent director (the “Independent Committee”) to, among other things, consider and evaluate the fairness to the Company and its stockholders (other than Parent and its respective Affiliates) of the Merger and to report its recommendation concerning the Merger to the full board of directors of the Company.

C.

The Independent Committee of the board of directors of the Company has recommended and the board of directors of the Company has unanimously approved this Agreement and the Merger and has deemed the Merger to be advisable and fair to, and in the best interests of the Company and its stockholders.

D.

The respective boards of directors of Parent and Merger Sub have approved this Agreement and the Merger and has deemed the Merger to be advisable and in the best interests of the corporations.

E.

The board of directors of the Company and the Independent Committee have received the written opinion of Capitalink, L.C. (“Capitalink”) that the Cash Consideration (as defined in Section 1.5(iii)) per share to be paid in the Merger in respect of each share held by the Company stockholders (other than shares held by Pantene) is fair, from a financial point of view, to such stockholders, and the Independent Committee has unanimously recommended that the board of directors of the Company approve and authorize this Agreement and the transactions contemplated hereby.

AGREEMENT

The parties to this Agreement, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound, agree as follows:

Section 1.

DESCRIPTION OF TRANSACTION

1.1

Merger of the Company into Merger Sub. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), the Company shall be merged with and into the Merger Sub. By virtue of the Merger, at the Effective Time, the separate existence of the Company shall cease and the Merger Sub shall continue as the surviving corporation in the Merger (the “Surviving Corporation”).

1.2

Effects of the Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the Nevada Revised Statutes (“NRS”).

1.3

Closing; Effective Time. The consummation of the Merger (the “Closing”) shall take place at the offices of Schneider Weinberger & Beilly LLC, on a date to be mutually agreed upon by Parent and the Company, which shall be no later than the second business day after the last of the conditions set forth in Sections 6 and 7 (other than conditions that by their terms are to be satisfied on the Closing Date) are satisfied or waived unless this Agreement is terminated as set forth in Section 8. The date on which the Closing actually takes place is referred to as the “Closing Date.” Subject to the provisions of this Agreement, articles of merger that satisfies the applicable requirements of the NRS shall be duly executed by the Company and concurrently with or as soon as practicable following the Closing shall be filed on the Closing Date with the Secretary of State of the State of Nevada. The Merger shall become effective at the time of the filing of such articles of merger with the Secretary of State of the State of Nevada (the time as of which the Merger becomes effective being referred to as the “Effective Time”).

1.4

Articles of Incorporation and Bylaws; Directors and Officers. At the Effective Time:

(a)

except as provided in Section 5.5(a), the articles of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation until amended in accordance with applicable Legal Requirements (as hereinafter defined);

(b)

except as provided in Section 5.5(a), the bylaws of the Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until amended in accordance with applicable Legal Requirements;

(c)

the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are directors and officers of Merger Sub immediately prior to the Effective Time.

1.5

Conversion of Shares.

(a)

At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of the Company:

(i)

any shares of Company Common Stock held directly or indirectly by Parent, Merger Sub or any other wholly-owned Subsidiary of Parent immediately prior to the Effective Time, and any Company Common Stock held in treasury, shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(ii)

except as provided in clause “(i)” above, each share of Company Common Stock outstanding immediately prior to the Effective Time (excluding any Dissenting Shares) shall be converted into the right to receive US$1.96 in cash, without interest (the “Cash Consideration”);

(iii)

each share of the common stock, $.001 par value per share, of Merger Sub outstanding immediately prior to the Effective Time shall remain as one issued and outstanding share of common stock of the Surviving Corporation.

(b)

Notwithstanding anything contained herein to the contrary, any Dissenting Shares shall not be converted into the right to receive the Cash Consideration, but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to any such Dissenting Shares pursuant to the provisions of Sections 92A.300 to 92A.500 of the NRS. Each holder of Dissenting Shares who, pursuant to the provisions of Sections 92A.300 to 92A.500 of the NRS, becomes entitled to payment thereunder for such shares shall receive payment therefor or payment may be withheld in accordance with Sections 92A.300 to 92A.500 of the NRS. If, after the Effective Time, any Dissenting Shares shall waive, withdraw or lose their status as Dissenting Shares, then, subject to the provisions of Sections 92A.300 to 92A.500 of the NRS, any such shares shall immediately be converted into the right to receive the Cash Consideration in respect of such shares as if such shares had never been Dissenting Shares, and Parent shall deliver to the holder thereof, as promptly as reasonably practicable following the satisfaction of the applicable conditions set forth in Section 1.7, the Cash Consideration to which such holder would be entitled in respect thereof as if such shares had never been Dissenting Shares (and all such cash shall be deemed for all purposes of this Agreement to have become deliverable to such holder pursuant to Section 1.5(a)). The Company shall give Parent (i) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to the applicable provisions of the NRS and received by the Company, and (ii) the right to participate in all negotiations and proceedings with respect to demands for appraisal under the applicable provisions of the NRS. The Company shall not, except with the prior written consent of Parent (which consent shall not be unreasonably withheld) or as otherwise required under the applicable provisions of the NRS, voluntarily make any payment or offer to make any payment with respect to, or settle or offer to settle, any claim or demand in respect of any Dissenting Shares.

1.6

Payment Fund. On or prior to the Closing Date, Parent shall select a reputable bank or trust company reasonably acceptable to the Company (the “Paying Agent”) to act as paying agent hereunder for the purpose of distributing the Cash Consideration. At or prior to the Effective Time, Parent shall deposit with the Paying Agent, in trust for the benefit of the holders of shares of Company Common Stock outstanding immediately prior to the Effective Time, cash in an aggregate amount equal to the product of the Cash Consideration and the number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time but excluding shares held directly or indirectly by Parent (the “Payment Fund”). The Payment Fund will be invested by the Paying Agent in money market funds that invest solely in direct obligations of the United States government, the Paying Agent’s FDIC insured money market account or similar investments (it being understood that any and all interest or income earned on funds made available to the Paying Agent pursuant to this Agreement shall be remitted to Parent).

1.7

Payment Procedures.

(a)

As soon as practicable after the Effective Time (but in no event later than five (5) days following the Effective Time), Parent shall cause the Paying Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the “Certificates”): (i) a letter of transmittal as reasonably agreed by the parties prior to Closing which shall specify that delivery shall be effective, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, and which letter shall be in customary form and have such other provisions as Parent and the Company shall reasonably agree prior to the Effective Time, and (ii) instructions for effecting the surrender of such Certificates in exchange for the Cash Consideration. Upon surrender of a Certificate to the Paying Agent (or receipt of an “agent’s message by the Paying Agent (or any other evidence of transfer that the Paying Agent may reasonably request) in the case of the transfer of Company Common Stock held in book-entry form) together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor the applicable Cash Consideration, without interest, and the Certificate so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 1.7, each Certificate (other than Certificates representing Dissenting Shares) shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, equal to the Cash Consideration.

(b)

No interest will be paid or will accrue on any Cash Consideration. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, the applicable Cash Consideration shall be payable to such transferee if the Certificate representing such Company Common Stock is presented to the Paying Agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

1.8

Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed to the holders of shares of Company Common Stock on the first anniversary of the Effective Time shall be delivered to Parent, and any holders of shares of Company Common Stock who have not theretofore been paid the Cash Consideration payable to such holder under this Section 1 shall thereafter look only to Parent for the Cash Consideration with respect to the shares of Company Common Stock formerly represented thereby to which such holders are entitled pursuant to this Section 1 and Parent shall, upon the request of any such former stockholder promptly pay to such former stockholder of the Company the Cash Consideration to which he, she or it is entitled. Any such portion of the Payment Fund remaining unclaimed by holders of shares of Company Common Stock on the date that is three years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Body pursuant to applicable Legal Requirements) shall, to the extent permitted by applicable Legal Requirements, become the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

1.9

Closing of the Company’s Transfer Books. At the Effective Time: (a) all shares of Company Common Stock outstanding immediately prior to the Effective Time including Treasury stock shall automatically be canceled and retired and shall cease to exist (in exchange for the right to receive the Cash Consideration, without interest, except that shares held directly or indirectly by Parent shall not be entitled to such right), and all holders of certificates representing shares of Company Common Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time.

1.10

Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent, the posting by such person of a bond in a reasonable amount and for a reasonable period of time as indemnity against any claim that may be made against Parent or the Surviving Corporation with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Cash Consideration, without interest, with respect to the shares of Company Common Stock formerly represented thereby.

1.11

No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any Cash Consideration from the Payment Fund delivered to a public official pursuant to and in full compliance with any applicable abandoned property, escheat or similar Legal Requirement.

1.12

Withholding Rights. Each of the Surviving Corporation, Parent and the Paying Agent shall be entitled to deduct and withhold from the Cash Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as it is legally required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code, as amended (the “Code”), the rules and regulations promulgated thereunder or any applicable Legal Requirement. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Paying Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect to which such deduction and withholding was made by the Surviving Corporation, Parent or the Paying Agent, as the case may be.

1.13

Further Action. If, at any time after the Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

Section 2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Merger Sub as follows, subject to any exception or disclosure set forth in any part or subpart of the Company Disclosure Schedule:

2.1

Subsidiaries; Due Organization.

(a)

Part 2.1(a) of the Company Disclosure Schedule identifies each Subsidiary of the Company and indicates its jurisdiction of organization. Neither the Company nor any of the Entities identified in Part 2.1(a) of the Company Disclosure Schedule owns any capital stock of, or any equity interest of any nature in, any other Entity, other than the Entities identified in Part 2.1(a) of the Company Disclosure Schedule. The Company has not agreed and is not obligated to make, nor or is it bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. All of the outstanding shares of capital stock or other equity interests of each Subsidiary of the Company are owned by the Company, free and clear of all Encumbrances.

(b)

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdictions set forth in Part 2.1(a) of the Company Disclosure Schedule and the Company and each Subsidiary has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its assets in the manner in which its assets are currently owned or leased and used; and (iii) to perform its obligations under all Company Contracts by which it is bound that are material to the Company and its Subsidiaries taken as a whole. The Company has made available to Parent complete and correct copies of the articles of incorporation and bylaws of the Company and each of its Subsidiaries.

(c)

The Company (in jurisdictions that recognize the following concepts) is qualified to do business as a foreign corporation, and is in good standing, under the laws of such jurisdictions where the nature of its business requires such qualification, except as would not reasonably be expected to have a Company Material Adverse Effect.

2.2

Capitalization, Etc.

(a)

The authorized capital stock of the Company consists of 25,000,000 shares of Company Common Stock, of which 5,735,561 shares were issued and outstanding as of June22, 2007. The Company holds 6,275,561shares of its capital stock in its treasury. There are no outstanding stock appreciation rights, equity equivalents or phantom stock with respect to the capital stock of the Company.

(b)

All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Company Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right. None of the outstanding shares of Company Common Stock is subject to any right of first refusal in favor of the Company. Except as set forth in Part 2.2(b) of the Company Disclosure Schedule, there is no significant Company Contract currently in effect relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Common Stock. Except as set forth in Part 2.2(b) of the Company Disclosure Schedule, the Company is not under any obligation, nor is it bound by any significant Company Contract to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities. There are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of capital stock or other voting or equity securities or interests of the Company or of any Subsidiary or obligating the Company or any Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking or relating to the voting of capital stock or equity securities or interests of the Company or any Subsidiary.

2.3

SEC Filings; Financial Statements.

(a)

Except as disclosed in the Company SEC Documents (as defined herein) or on Schedule to Section 2.3(a) of the Company Disclosure Schedule, as of the time it was filed with or furnished to the SEC: (i) each registration statement, proxy statement, report, schedule, form, certification and other document filed by the Company with, or furnished by the Company with or to, the SEC since October 1, 2004, including all amendments thereto (collectively, the “Company SEC Documents”), complied as to form, and all documents filed by the Company with, or furnished by the Company with or to, the SEC between the date of this Agreement and the date of Closing (the “Interim SEC Documents”) will comply as to form, in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Company SEC Documents contained or, in the case of the Interim SEC Documents, will contain any untrue statement of a material fact or omitted or, in the case of the Interim SEC Documents, will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, except to the extent corrected: (A) in the case of Company SEC Documents filed or furnished on or prior to the date of this Agreement that were amended or superseded on or prior to the date of this Agreement, by the filing or furnishing of the applicable amending or superseding Company SEC Document; and (B) in the case of Interim SEC Documents that are amended or superseded prior to the Closing Date, by the filing or furnishing of the applicable amending or superseding Interim SEC Document. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub for inclusion in any Interim SEC Document. All statements, reports, schedules, forms, certifications and other documents required to have been filed by the Company with or to the SEC since October 1, 2004 have been so filed.

(b)

The financial statements (including any related notes) contained or incorporated by reference in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments), and (iii) fairly presented in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods covered thereby.

(c)

Except for those liabilities that are reflected or reserved on the Company Unaudited Balance Sheet (as defined in Section 2.5 of this Agreement) (including any notes thereto) and for liabilities incurred in the ordinary course of business consistent with past practice since March 31, 2007, neither the Company nor any of its Subsidiaries has incurred any liability of any nature whatsoever (whether absolute, accrued or contingent and whether due or to become due) that has had or is reasonably likely to have, either individually or in the aggregate, a Company Material Adverse Effect.

2.4

Absence of Changes. Except as set forth on Part 2.4 of the Company Disclosure Schedule or the Company SEC Documents, since March 31, 2007, the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course consistent with past practice, and, without limiting the generality of the foregoing:

(a)

there has not been any Company Material Adverse Effect;

(b)

neither the Company nor any of its Subsidiaries has: (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock, other than dividends by a wholly-owned Subsidiary of the Company; or (ii) repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities;

(c)

there has been no amendment to the articles of incorporation or bylaws of the Company or any Subsidiary of the Company;

(d)

neither the Company nor any of its Subsidiaries has written off as uncollectible, or established any extraordinary reserve with respect to, any material account receivable or other material indebtedness;

(e)

neither the Company nor any of its Subsidiaries has made any pledge of any of its material assets or permitted any of its material assets to become subject to any Encumbrances

(f)

neither the Company nor any of its Subsidiaries has lent money to any Person in excess of $10,000 in the aggregate or incurred, guaranteed, assumed or otherwise became responsible for any indebtedness in excess of $100,000 in the aggregate;

(g)

neither the Company nor any of its Subsidiaries has changed any of its methods of accounting or accounting practices in any material respect, except as required by concurrent changes in GAAP or SEC rules and regulations;

(h)

neither the Company nor any of its Subsidiaries has (i) made or changed any material Tax election, (ii) entered into any settlement or compromise of any material Tax liability or (iii) surrendered any right to claim a material Tax refund;

(i)

neither the Company nor any of its Subsidiaries has prepared or filed any Tax Return inconsistent with past practice or, on any such Tax Return, taken any position, made any election, or adopted any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods;

(j)

neither the Company nor any of its Subsidiaries has settled or compromised any pending or threatened suit, action, claim, arbitration, mediation, inquiry, Legal Proceeding or investigation of or against the Company or any Subsidiary of the Company, unless in connection with such settlements or compromises (A) there was no finding or admission of any violation of any Legal Requirement or the rights of any Person and (B) the sole relief provided was monetary damages not in excess of $100,000 in the aggregate; and

(k)

neither the Company nor any of its Subsidiaries has agreed or committed to take any of the actions referred to in clauses “(b)” through “(j)” above.

2.5

Title to Assets. The Company owns, and has good and valid title to, all material assets purported to be owned by it, including all material assets reflected on the balance sheet of the Company as of March 31, 2007 contained in the Company SEC Documents (the “Company Unaudited Balance Sheet”) (except for assets sold or otherwise disposed of since the date of the Company Unaudited Balance Sheet). Except as would not be material to the Company and the Subsidiaries as a whole, all of said assets are owned by the Company free and clear of any Encumbrances, except for liens described in Part 2.5 of the Company Disclosure Schedule. The Company or its Subsidiaries are the lessees of, and hold valid leasehold interests in, all material assets purported to have been leased by them, including all material assets reflected as leased on the Company Unaudited Balance Sheet. Except as would not be material to the Company and the Subsidiaries as a whole, the assets owned or leased by the Company or its Subsidiaries constitute all the assets used in the business of the Company and its Subsidiaries (including all books, records, computers and computer programs and data processing systems) and are in good condition (subject to normal wear and tear and immaterial impairments of value and damage).

2.6

Real Property; Leasehold

Except as contained in the Company SEC Documents, neither the Company nor any of its Subsidiaries own any real property. Except as would not be material to the Company and the Subsidiaries as a whole, the Company SEC Documents sets forth an accurate and complete list of each lease pursuant to which any real property is being leased to the Company or any of its Subsidiaries. (All real property leased to the Company or any of its Subsidiaries is referred to as the “Leased Real Property”).

2.7

Contracts.

(a)

Subsections (i) through (v) of Part 2.7 of the Company Disclosure Schedule identify each Company Contract that constitutes a Company Significant Contract as of the date of this Agreement. For purposes of this Agreement, each of the following shall be deemed to constitute a “Company Significant Contract”:

(i)

any Contract constituting a Company Employment Agreement pursuant to which the Company or any of its Subsidiaries is or may become obligated to make any severance, termination, bonus or similar payment in excess of $50,000 to any Company Associate (except as may be required by applicable Legal Requirements and other than payments constituting base salary or commissions paid in the ordinary course of business);

(ii)

any Contract involving the payment of royalties or other amounts calculated based upon the revenues, income or similar measures of results of the Company or any of its Subsidiaries or based upon income, revenues, unit sales or similar measures of results related to any product or service of the Company or any of its Subsidiaries which, in any case, is reasonably likely to involve payments of more than $50,000 during the 12-month period commencing on the date of this Agreement;

(iii)

any Contract granting to any Person a right of first refusal or right of first offer on the sale of any part of the business of the Company or any of its Subsidiaries or imposing any restriction on the right or ability of the Company or any Affiliate to: (A) engage in any type or line of business or compete with any other Person; (B) acquire any product or other asset or any services from any other Person; (C) develop, sell, supply, distribute, offer, support or service any product or any technology or other asset to or for any other Person; or (D) transact business with any other Person;

(iv)

any Contract relating to any currency hedging;

(v)

any Contract constituting or relating to a Government Contract or Government Bid that contemplates or involves the payment or delivery of cash or other consideration in an amount or having a value in excess of $50,000 in the aggregate, or contemplates or involves the performance of services having a value in excess of $50,000 in the aggregate; and

The Company has delivered or made available to Parent an accurate and complete copy of each Company Contract that constitutes a Company Significant Contract.

(b)

Each Company Significant Contract is (1) to the knowledge of the Company, a valid and binding obligation of the other parties thereto and (2) in full force and effect in all material respects.

(c)

Except as set forth in Part 2.7(c) of the Company Disclosure Schedule: (i) the Company has not materially violated or materially breached, or committed any default under, any Company Significant Contract; (ii) to the knowledge of the Company, no other Person has materially violated or materially breached, or committed any default under, any Company Significant Contract; (iii) to the knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) would reasonably be expected to: (A) result in a material violation or material breach of any Company Significant Contract; (B) give any Person the right to declare a default under any Company Significant Contract; (C) give any Person the right to receive or require a rebate, chargeback, penalty or any additional material rights under any Company Significant Contract; (D) give any Person the right to accelerate the maturity or performance of any Company Significant Contract; or (E) give any Person the right to cancel, terminate or modify in any material respect any Company Significant Contract; and (iv) since December 31, 2006, the Company has not received any written notice regarding any actual or possible material violation or material breach of, or default under, any Company Significant Contract.

2.8

Compliance with Legal Requirements.

(a)

Except as would not reasonably be expected to result in a Company Material Adverse Effect, the Company is in compliance in all material respects with all applicable Legal Requirements. Except as contained in the Company SEC Documents, since October 1, 2004, the Company has not received any written notice from any Governmental Body or other Person regarding any actual or possible violation in any material respect of, or failure to comply in any material respect with, any Legal Requirement.

(b)

The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act.

(c)

The Company has designed and implemented disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to provide reasonable assurance that material information relating to the Company, including its consolidated Subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities.

(d)

The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s auditors (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(e)

To the knowledge of the Company, since the filing of its Annual Report on Form 10-K for the year ended September 30, 2006 through the date hereof, the Company has not identified any material weaknesses in the design or operation of internal control over financial reporting.

(f)

There are no outstanding loans made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company in material violation of the Sarbanes-Oxley Act.

2.9

Governmental Authorizations. The Company holds all material Governmental Authorizations necessary to enable the Company to conduct its business substantially in the manner in which its business is currently being conducted. All such Governmental Authorizations are valid and in full force and effect, except as would not be materially adverse to the Company and its Subsidiaries taken as a whole. Since October 1, 2004, the Company has not received any written notice from any Governmental Body regarding: (i) any actual or possible violation of or failure to comply with any term or requirement of any material Governmental Authorization; or (ii) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental Authorization. To the knowledge of the Company, no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any such Governmental Authorization that would affect in any material respect the ability of the Company to conduct business as currently conducted.

2.10

Tax Matters.

(a)

Each of the material Tax Returns required to be filed by or on behalf of the Company or any Subsidiary of the Company with any Governmental Body prior to the date of this Agreement: (i) has been filed on or before the applicable due date (including any extensions of such due date); (ii) has been prepared in all material respects in compliance with all applicable Legal Requirements and (iii) when filed, was complete and accurate in all material respects and disclosed all Taxes required to be paid by the Company or any Subsidiary of the Company for the periods covered thereby. All material Taxes (whether or not shown on any Tax Return) owed by the Company or any Subsidiary of the Company have been timely paid or provided for.

(b)

The Company Unaudited Balance Sheet accrues all liabilities for all material Taxes of the Company or any Subsidiary of the Company with respect to all periods through the date thereof in accordance with GAAP, and no liabilities for material Taxes have been incurred since the date of the Company Unaudited Balance Sheet other than in the operation of the business of the Company or such Subsidiary in the ordinary course of business. The Company has established, in the ordinary course of business and consistent with its past practices, reserves adequate for the payment of all material Taxes of the Company or any Subsidiary of the Company since the date of the Company Unaudited Balance Sheet.

(c)

To the knowledge of the Company, no material Tax Return of the Company or any Subsidiary of the Company is currently subject to an audit by any Governmental Body. No extension or waiver of the limitation period applicable to any material Tax Return of the Company or any Subsidiary of the Company has been granted by the Company or any Subsidiary of the Company, and no such extension or waiver has been requested from the Company or any subsidiary of the Company.

2.11

Employee and Labor Matters; Benefit Plans

(a)

To the knowledge of the Company, no Company officer or director is a party to or is bound by any noncompetition agreement or other Contract (with any Person) that may have a material effect on the business or operations of the Company.

(b)

Except as provided in the Company SEC Documents, as of the date of this Agreement, the Company is not a party to, nor does it have a duty to bargain for, any collective bargaining agreement or other Contract with a labor organization representing any Company Employee, and there are no labor organizations representing, purporting to represent or, to the knowledge of the Company, seeking to represent any Company Employee. There is not now pending, and, to the knowledge of the Company, no Person has threatened in writing to commence, any strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, question regarding representation or union organizing activity or any similar activity. There is no material claim or grievance pending or, to the knowledge of the Company, threatened in writing relating to any employment Contract, wages and hours, plant closing notification, labor dispute, immigration or discrimination matters involving any Company Associate, including charges of unfair labor practices or harassment complaints.

(c)

The Company has delivered or made available to Parent accurate and complete copies of, as of the date of this Agreement: (i) documents setting forth the material terms of each Company Employee Plan, including all amendments thereto and all related trust documents; (ii) the most recent annual report, if any, required under applicable Legal Requirements in connection with each Company Employee Plan; (iii) all administrative service agreements and group insurance contracts; and (vi) all material correspondence since October 1, 2004 to or from any Governmental Body relating to any Company Employee Plan.

(d)

Except as contained in the Company SEC Documents, each of the Company and Company Affiliates has performed all obligations required to be performed by it under each Company Employee Plan, except as would not reasonably be expected to result in a Company Material Adverse Effect. Each Company Employee Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without material liability to Parent, the Company or any Company Affiliate (other than any liability for ordinary administration expenses).

2.12

Transactions with Affiliates. Except as set forth in the Company SEC Documents, as of the date of this Agreement, there are no transactions, agreements, arrangements or understandings between (i) the Company or any of its Subsidiaries, on the one hand, and (ii) any Affiliate of the Company or Company Associate (other than any of its Subsidiaries), on the other hand, of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

2.13

Legal Proceedings. Except as set forth in the Company SEC Documents filed prior to the date hereof, there is no pending Legal Proceeding to which the Company or its Subsidiaries is a party or, to the knowledge of the Company, to which any other Person is a party, and (ii) to the knowledge of the Company, no Governmental Body or other Person has threatened in writing to commence any Legal Proceeding to which the Company or its Subsidiaries is a party or was so threatened to become a party or, to the knowledge of the Company, to which any other Person is a party or was so threatened to become a party, in each case (1) that would reasonably be expected to have a Company Material Adverse Effect or (2) that challenges, or that seeks to prevent, delay, make illegal or otherwise materially interfere with, the Merger.

2.14

Authority. The Company has the corporate right, power and authority to enter into and to perform and, subject to obtaining the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock outstanding on the record date for the Company Stockholders’ Meeting, consummate its obligations under this Agreement. The board of directors of the Company, based on the recommendation of the Independent Committee (at a meeting duly called and held or acting by unanimous written consent), as of the date of this Agreement has: (a) determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders other than Parent and its respective Affiliates and Associates; (b) authorized, approved and adopted the execution, delivery and performance of this Agreement by the Company and approved the Merger; and (c) recommended the approval of this Agreement by the holders of Company Common Stock and directed that this Agreement and the Merger be submitted for consideration by the Company’s stockholders at the Company Stockholders’ Meeting, which recommendation, as of the date hereof, has not been rescinded, modified or withdrawn in any way.

2.15

Non-Contravention; Consents. Assuming compliance with the applicable provisions of the Securities Act, the Exchange Act, the NRS, state securities or “blue sky” laws, except as set forth in Part 2.15 of the Company Disclosure Schedule, neither (1) the execution and delivery of this Agreement by the Company, nor (2) the consummation of the Merger or any of the other Contemplated Transactions, will or would reasonably be expected to, directly or indirectly (with or without notice or lapse of time):

(a)

contravene, conflict with or result in a violation of any of the provisions of the articles of incorporation or bylaws of the Company;

(b)

contravene, conflict with or result in a violation of, any Legal Requirement or any Order to which the Company or any of its material assets is subject;

(c)

contravene, conflict with or result in a material violation, a material breach or a default of, or forfeiture of any rights under, any of the terms or requirements of any Governmental Authorization that is held by the Company or that otherwise relates to the business of the Company as currently conducted;

(d)

contravene, conflict with or result in a violation or breach of in any material respect, or result in a default under, any provision of any Company Significant Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any such Company Significant Contract; (ii) a rebate, chargeback, penalty or change in delivery schedule under any such Company Significant Contract; (iii) accelerate the maturity or performance of any such Company Significant Contract; or (iv) cancel, terminate or modify any right, benefit, obligation or other term of such Company Significant Contract; or

(e)

result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by the Company,

except, in the case of clauses “(b),” “(c)” and “(e)” of this sentence, as would not reasonably be expected to have a Company Material Adverse Effect. Except: (A) as may be required by the Securities Act, the Exchange Act, and the NRS and (B) as would not reasonably be expected to have a Company Material Adverse Effect, the Company was not, is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with: (1) the execution, delivery or performance of this Agreement; or (2) the consummation of the Merger or any of the other Contemplated Transactions.

2.16

Information Supplied. The preliminary and definitive proxy statements to be filed by the Company with the SEC (including information incorporated by reference therein) (collectively, the “Proxy Statement”) shall not, on each relevant filing date, on the date of mailing to the Company’s stockholders and at the time of the Company Stockholders’ Meeting, and any other filings, schedules or materials required under the Exchange Act to be filed with the SEC in connection with obtaining the Required Company Stockholder Vote (as defined in Section 6.3) (each such filing, a “Required Filing”) shall not, as of the date thereof, the date of any amendment or supplement thereto and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or, in the case of the Proxy Statement, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders’ Meeting which has become false or misleading. The Proxy Statement and any Required Filings will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. If at any time prior to the Effective Time any event relating to the Company or any of its Affiliates should be discovered by the Company which is required to be set forth in a supplement to the Proxy Statement or an amendment or supplement to any Required Filing, the Company shall promptly inform Parent. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub for inclusion in the Proxy Statement or any Required Filing.

2.17

Fairness Opinion. Prior to the execution of this Agreement, the Company received an opinion from Capitalink, L.C., financial advisor to the Company, to the effect that, as of June 14, 2007 and based upon and subject to the matters set forth therein, the Cash Consideration is fair, from a financial point of view, to the stockholders of the Company, other than the Parent. The Company shall deliver an executed copy of such opinion to Parent promptly following execution of this Agreement.

2.18

Financial Advisor. Except for Capitalink, the fees and expenses of which will be paid by the Company, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of the Company.

2.19

State Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition” or other similar antitakeover statute or regulation enacted under state or federal laws in the United States applicable to the Company is applicable to the transactions contemplated by this Agreement.

Section 3.

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Company as follows, subject to: (a) the exceptions and disclosures set forth in the part or subpart of the Parent Disclosure Schedule corresponding to the particular Section or subsection in this Section 3 in which such representation and warranty appears; (b) any exceptions or disclosures cross-referenced to another part or subpart of the Parent Disclosure Schedule; and (c) any exception or disclosure set forth in any other part or subpart of the Parent Disclosure Schedule to the extent it is reasonably apparent that such exception or disclosure qualifies such other representation or warranty:

3.1

Due Organization.

(a)

UPI is a corporation duly organized, validly existing and in good standing under the laws of Bermuda, Pantene is a corporation duly organized, validly existing and in good standing under the laws of Hong Kong, and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and each of UPI, Pantene and Merger Sub have all necessary power and authority: (i) to conduct their businesses in the manner in which their businesses are currently being conducted; (ii) to own or lease and use their assets in the manner in which their assets are currently owned or leased and used; and (iii) to perform their obligations under all Contracts by which they are bound that are material to Parent and its Subsidiaries taken as a whole.

(b)

Each of UPI, Pantene and Merger Sub (in jurisdictions that recognize the following concepts) is qualified to do business as a foreign corporation, and is in good standing, under the laws of such jurisdictions where the nature of its business requires such qualification, except as would not reasonably be expected to have a Parent Material Adverse Effect.

3.2

Compliance with Legal Requirements. Each of Parent and Merger Sub are in compliance with all applicable Legal Requirements, except as would not reasonably be expected to affect its ability to consummate the Merger or any of the other transactions contemplated by this Agreement. Neither Parent nor Merger Sub has received any written notice from any Governmental Body or other Person regarding any actual or possible violation in any material respect of, or failure to comply in any material respect with, any Legal Requirement that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger.

3.3

Legal Proceedings. There is no pending Legal Proceeding against Parent or any of its Subsidiaries and, to the knowledge of Parent, no Governmental Body or other Person has threatened in writing to commence any Legal Proceeding against Parent or any of its Subsidiaries, that challenges, or that seeks to prevent, delay, make illegal or otherwise interfere with, the Merger.

3.4

Authority. Each of Parent and Merger Sub has the corporate right, power and authority to enter into and to perform and consummate its obligations under this Agreement. The board of directors of Parent (at a meeting duly called and held or by unanimous written consent) as of the date of this Agreement has: (a) determined that the Merger is advisable and in the best interests of Parent; and (b) subject to shareholders’ approval, authorized and approved the execution, delivery and performance of this Agreement by Parent and approved the Merger. The board of directors of Merger Sub (by unanimous written consent) has: (i) determined that the Merger is advisable and fair to, and in the best interests of, Merger Sub and its stockholder; (ii) authorized and approved the execution, delivery and performance of this Agreement by Merger Sub and approved the Merger. Pantene, as sole stockholder of Merger Sub, has approved this Agreement. UPI, as the sole stockholder of Pantene is required to obtain stockholder approval to approve this Agreement and the Merger and intends to recommend the adoption of this Agreement by the holders of its ordinary shares and will direct that this Agreement and the Merger be submitted for consideration by UPI’s stockholders at a UPI Stockholders’ Meeting. Except as otherwise disclosed, the execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Parent and Merger Sub.

3.5

Non-Contravention; Consents. Assuming compliance with the applicable provisions of the Securities Act, the Exchange Act,, state securities or “blue sky” laws, and the Stock Exchange of Hong Kong Stock Limited (“SEHK”), neither (1) the execution and delivery of this Agreement by Parent and Merger Sub, nor (2) the consummation of the Merger or any of the Contemplated Transactions, will or would reasonably be expected to, directly or indirectly (with or without notice or lapse of time):

(a)

contravene, conflict with or result in a violation of any of the provisions of the articles of incorporation or bylaws of Parent or Merger Sub;

(b)

contravene, conflict with or result in a violation of any Legal Requirement or any Order to which Parent or Merger Sub, or any of their material assets, is subject; or

(c)

contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material Contract of Parent, or give any Person the right to: (i) declare a default or exercise any remedy under any such Contract; (ii) a rebate, chargeback, penalty or change in delivery schedule under any such Contract; (iii) accelerate the maturity or performance of any such Contract; or (iv) cancel, terminate or modify any right, benefit, obligation or other term of such Contract;

except, in the case of clauses “(b)” and “(c)” of this sentence, as would not reasonably be expected to have a Parent Material Adverse Effect. Except: (A) as may be required by the Securities Act, the Exchange Act, and the SEHK; and (B) as would not reasonably be expected to have a Parent Material Adverse Effect, neither Parent nor Merger Sub was, is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with: (1) the execution, delivery or performance of this Agreement; or (2) the consummation of the Merger or any of the Contemplated Transactions.

3.6

Information Supplied.

(a)

The materials (as defined herein) to be filed by the Parent with the SEHK (including information incorporated by reference therein) (collectively, the “SEHK Materials”) shall not, on the filing date, on the date of mailing to the UPI stockholders and at the time of the UPI Stockholders’ Meeting, and any other filings, schedules or materials required under the SEHK rules to be filed with the SEHK in connection with obtaining the Required UPI Stockholder Vote shall not, as of the date thereof, the date of any amendment or supplement thereto and at the time of the UPI Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or, omit to state any material fact necessary to correct any statement in any earlier communication for the UPI Stockholders’ Meeting which has become false or misleading. The SEHK Materials will comply as to form in all material respects with the provisions of the rules and regulations of the SEHK. If at any time prior to the Effective Time any event relating to the Parent or any of its Affiliates should be discovered by the Parent which is required to be set forth in a supplement to the SEHK Materials or an amendment or supplement thereto, the Parent shall promptly inform the Company. Notwithstanding the foregoing, the Parent makes no representation or warranty with respect to any information supplied by the Company for inclusion in the SEHK Materials.

(b)

The information supplied by Parent for inclusion in the Proxy Statement and any Required Filing shall not (i) in the case of the Proxy Statement, on each relevant filing date, on the date of mailing to the Company’s stockholders and at the time of the Company Stockholders’ Meeting, or (ii) in the case of any Required Filing, as of the date thereof, the date of any amendment or supplement thereto and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders’ Meeting which has become false or misleading. If at any time prior to the Effective Time, any event relating to Parent or any of its Affiliates should be discovered by Parent which is required to be set forth in a supplement to the Proxy Statement or an amendment or supplement to any Required Filing. Parent shall promptly inform the Company. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by the Company that is contained in the Proxy Statement or any Required Filing.

3.7

Broker Fees. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of Parent.

3. 8

No Prior Merger Sub Operations. Merger Sub was formed solely for the purpose of effecting the Merger and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby.

Section 4.

CERTAIN COVENANTS OF THE PARTIES

4.1

Access and Investigation. During the period commencing on the date of this Agreement and ending as of the earlier of the Effective Time or the termination of this Agreement (the “Pre-Closing Period”), the Company shall (and shall cause its Subsidiaries to): (a) provide Parent and Parent’s Representatives with reasonable access during normal business hours, upon reasonable notice to the Company, to the Company’s and its Subsidiaries’ personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Company or its Subsidiaries; and (b) provide or make available to Parent and Parent’s Representatives such copies of the existing books, records, Tax Returns, work papers and other documents and information relating to the Company or its Subsidiaries as Parent may reasonably request. Without limiting the generality of any of the foregoing, during the Pre-Closing Period, the Company and Parent shall promptly provide the other party with copies of any notice, report or other document filed with or sent to any Governmental Body on behalf of the Company, Parent or Merger Sub, as applicable, in connection with the Merger or any of the other Contemplated Transactions. The foregoing shall not require the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company could reasonably be expected to result in (i) the disclosure of any trade secrets of third parties or the violation of any obligations of the Company with respect to confidentiality if the Company shall have used reasonable efforts to obtain the consent of such third party to such inspection or disclosure, (ii) the waiver of any applicable attorney-client privilege so long as the Company has taken reasonable steps to permit inspection of or to disclose information described in this clause (ii) on a basis that does not compromise the Company’s privilege with respect thereto or (iii) the violation of any applicable Legal Requirement. The parties shall seek in good faith appropriate substitute disclosure arrangements under circumstances in which the immediately preceding sentence applies.

4.2

Operations Prior to Closing.

(a)

Except as set forth in Part 4.2(a) of the Company Disclosure Schedule or as expressly contemplated or permitted by this Agreement, during the Pre-Closing Period, the Company shall, in all material respects, conduct its business and operations in the ordinary course and in accordance with past practices and the Company shall use its commercially reasonable efforts to preserve substantially intact the business organization of the Company and its Subsidiaries and maintain its existing relationships and goodwill with material customers, suppliers, distributors, creditors, lessors, lessees, employees and business associates.

(b)

Without limiting the generality of the foregoing clause (a), except as set forth in Part 4.2(b) of the Company Disclosure Schedule or as expressly contemplated or permitted by this Agreement, during the Pre-Closing Period, the Company shall not, and shall not permit any Subsidiary to (without the prior written consent of Parent, which consent shall not be unreasonably withheld):

(i)

(A) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock, except for dividends by a wholly-owned Subsidiary of the Company, or (B) repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

(ii)

sell, issue, grant, pledge or otherwise encumber or authorize the sale, issuance, grant, pledge or encumbrance of: (A) any capital stock or other security; (B) any option, call, warrant or right to acquire any capital stock or other security; or (C) any instrument convertible into or exercisable or exchangeable for any capital stock or other security;

(iii)

amend or permit the adoption of any amendment to its articles of incorporation or bylaws of the Company or any Subsidiary of the Company;

(iv)

adjust, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

(v)

authorize or make any commitment with respect to any capital expenditure (except that the Company may authorize or make a commitment with respect to any capital expenditures that, in the aggregate, do not exceed $100,000 between the date hereof and December 31, 2007;

(vi)

other than in the ordinary course of business and consistent with past practices, amend, terminate (other than expiration in accordance with its terms) or waive any material right or remedy under, any Company Significant Contract;

(vii)

other than the renewal or extension of any such contract on substantially similar terms, enter into any contract that would have been a Company Significant Contract pursuant to Section 2.7(a);

(viii)

acquire, lease or license any right or other asset from any other Person (except as permitted under clause (v) above) or sell or otherwise dispose of, or lease or license, any right or other asset to any other Person (except in each case for any right or asset: (A) acquired, leased, licensed or disposed of by the Company in the ordinary course of business and consistent with past practices and not in an aggregate amount of more than $50,000; or (B) that is not material to the business of the Company);

(ix)

acquire (including by merger, consolidation, acquisition of stock or assets or any other business combination) any business or any corporation, partnership, association or other business organization or division thereof that is material to the Company;

(x)

make any pledge of any of its material assets or permit any of its material assets to become subject to any Encumbrances;

(xi)

lend money to any Person (other than (1) routine travel and business expense advances and sales commissions draws made to Company Employees in the ordinary course of business and (2) routine deferred collections of withholding taxes from employees who are not executive officers of the Company (as defined in Rule 3b-7 under the Exchange Act) in connection with the vesting of restricted shares issued under the Company Option Plans), or incur, guarantee assume or otherwise become responsible for any indebtedness in excess of $50,000 in the aggregate;

(xii)

except as expressly contemplated by Section 4.2(b)(xiii), establish, adopt, enter into or amend any Company Employee Plan or Company Employee Agreement, pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation (including equity-based compensation, whether payable in stock, cash or other property) or remuneration payable to, any Company Employees (except that the Company: (A) may provide routine, reasonable salary increases to Company Employees who are not executive officers of the Company (as defined in Rule 3b-7 under the Exchange Act) in the ordinary course of business and in accordance with past practices in connection with the Company’s customary employee review process; (B) may amend the Company Employee Plans to the extent required by applicable Legal Requirements; (C) may make customary bonus payments and profit sharing payments consistent with past practices in accordance with bonus and profit sharing plans existing on the date of this Agreement and (D) may make stay bonus payments to any employee not listed on Part 4.2(b)(xii) of the Company Disclosure Schedule so long as such payments are not in excess of $15,000 to any individual employee;

(xiii)

hire any employee (A) with an annual base salary in excess of $50,000 or (B) at the level of executive vice president or above or appoint any non-executive director with annual director’s fees in excess of $75,000;

(xiv)

other than in the ordinary course of business and consistent with past practices or as required by concurrent changes in GAAP or SEC rules and regulations, change any of its methods of accounting or accounting practices in any material respect;

(xv)

(A) make or change any material Tax election, (B) enter into any settlement or compromise of any material Tax liability or (C) surrender any right to claim a material Tax refund;

(xvi)

prepare or file any Tax Return inconsistent with past practice or, on any such Tax Return, take any position, make any election or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods;

(xvii)

except in connection with the derivative action Hapka v. Crowley, et al. Case No: CA005068, filed on June 1, 2004 in the Circuit Court for Palm Beach County, Florida, settle or compromise any pending or threatened suit, action, claim, arbitration, mediation, inquiry, Legal Proceeding or investigation of or against the Company or any Subsidiary of the Company, unless in connection with such settlements or compromises (A) there is no finding or admission of any violation of any Legal Requirement or the rights of any Person and (B) the sole relief provided is monetary damages not in excess of $50,000 in the aggregate;

(xviii)

enter into any material Contract that requires the consent or approval of any Person to consummate the Contemplated Transactions;

(xix)

enter into a new, or amend in any material respect any existing, transaction, agreement, arrangement or understanding between (A) the Company or any Subsidiary of the Company, on the one hand, and (B) any Affiliate or Associate of the Company (other than any Subsidiary of the Company), on the other hand; or

(xx)

agree or commit to take any of the actions described in clauses ”(i)” through “(xx)” of this Section 4.2(b). If the Company desires to take an action that requires the prior written consent of Parent pursuant to this Section 4.2(b), which consent shall not be unreasonably withheld, the Company shall deliver to Parent a written request for such written consent. Parent shall use commercially reasonable efforts to approve or deny the Company’s request as soon as reasonably practicable, and in any event within two business days after Parent has received the Company’s request. If the Company receives no such consent or denial within two business days after Parent has received the Company’s request, Parent shall be deemed to have granted its consent to the action set forth in such request.

During the Pre-Closing Period, the Company shall promptly notify Parent in writing after learning of any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Section 6 impossible or unlikely or that would reasonably be expected to have a Company Material Adverse Effect. Without limiting the generality of the foregoing, the Company shall promptly advise Parent in writing of any material Legal Proceeding or material claim threatened in writing, commenced or asserted against or with respect to the Company. No notification given to Parent pursuant to this Section 4.2(c) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company contained in this Agreement.

(d)

During the Pre-Closing Period, Parent shall promptly notify the Company in writing of any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Section 7 impossible or unlikely or that would reasonably be expected to have a Parent Material Adverse Effect. Without limiting the generality of the foregoing, Parent shall promptly advise the Company in writing of any material Legal Proceeding or material claim threatened in writing, commenced or asserted against or with respect to Parent relating to the Merger or the other Contemplated Transactions. No notification given to the Company pursuant to this Section 4.2(d) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent contained in this Agreement.

4.3

No Solicitation; Superior Offer.

(a)

During the Pre-Closing Period, the Company shall not, and the Company shall use its reasonable best efforts to cause its Representatives not to, directly or indirectly other than as set forth below:

(i)

solicit, initiate or knowingly encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal; or

(ii)

enter into any Contract contemplating or providing for any Acquisition Transaction unless it is anticipated that such Contract will provide a Superior Offer, as defined in Section 4(c) herein;

provided, however, that prior to the Company Stockholders’ Meeting, the Company may furnish information (including non-public information) regarding the Company to, or enter into discussions and negotiations with, any Person in response to an unsolicited, bona fide written proposal, and made after the date hereof that constitutes, or has a reasonable likelihood of resulting in, a Superior Offer, as defined in Section 4(c) herein, if: (A) neither the Company nor any Representative of the Company shall have breached any of the other provisions set forth in this

Section 4.3; (B) the board of directors of the Company concludes in good faith, after having consulted with outside legal counsel, that such action is necessary for the Board of Directors to comply with its fiduciary duty under applicable law; and (C) prior to furnishing any information regarding the Company to any such Person, such Person has entered into a confidentiality agreement with the Company. At least two business days prior to furnishing any such information to, or entering into discussions or negotiations with, such Person, the Company shall (A) give Parent written notice of the identity of such Person and of the Company’s intention to furnish information to, or enter into discussions or negotiations with, such Person and (B) furnish such information to Parent (to the extent such information has not been previously furnished by the Company to Parent). The Company agrees that neither it nor its Subsidiaries will enter into any confidentiality agreement with any Person subsequent to the date hereof that prohibits the Company from providing such information to Parent.

(b)

The Company shall promptly (and in no event later than 24 hours after receipt of any proposal) advise (orally and in writing) Parent of any proposal or inquiry that would reasonably be expected to lead to the making of a Superior Offer (including the identity of the Person making or submitting such proposal, and the material terms thereof) that is made or submitted by any Person during the Pre-Closing Period. The Company shall keep Parent reasonably informed on a prompt basis with respect to: (i) the status of any proposal; and (ii) the status and terms of any material modification thereto.

(c)

“Superior Offer” shall mean an unsolicited bona fide written Acquisition Proposal by any other Person(s) that the Company’s board of directors and/or the Independent Committee determines, by resolution duly adopted, in its good faith reasonable judgment, and after consulting with its independent financial advisor, and after taking into account the likelihood and anticipated timing of consummation of any Superior Offer, which provides the following: (a) a tender for all, and not less than all, of the minority shares of common stock of the Company, (b) commencement of the tender to occur within fourteen (14) days of the date of the Superior Offer, (c) reasonable and customary closing conditions and no additional material conditions, (d) a financing commitment from a recognized national financing institution, and (e) the potential bidder has been informed and acknowledges that, in accordance with the UK Pensions Act of 2004 (as may be amended from time to time), in certain circumstances, an owner of shares in the Company that exceeds a threshold of 29.9% of the issued and outstanding shares, may be required to make contributions to reduce the underfunded pension liability of certain of the Company’s UK subsidiaries.

.

Section 5.

ADDITIONAL COVENANTS OF THE PARTIES

5.1

Company Proxy Statement; Required Filing.

(a)

Promptly after the date of this Agreement, the Company shall prepare (with the assistance of Parent) and cause to be filed with the SEC (i) preliminary proxy materials to obtain the Required Company Stockholder Vote and (ii) any Required Filings. Promptly following the later of (i) receipt and resolution of SEC comments on the preliminary proxy materials and any Required Filing or (ii) the expiration of the 10-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act, the Company shall file definitive proxy materials with the SEC and cause the Proxy Statement to be mailed to its stockholders. Parent and the Company will cooperate with each other in the preparation of the Proxy Statement and any Required Filing and, prior to filing the Proxy Statement or any Required Filing, the Company shall provide Parent with reasonable opportunity to review and comment on each such filing in advance.

(b)

The Company will notify Parent promptly of the receipt of any comments from the SEC or its staff (or of notice of the SEC’s intent to review the Proxy Statement or any Required Filing) and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or any Required Filing or any other filing or for additional/supplemental information, and will promptly supply Parent with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement, any Required Filing or other filing. Parent and the Company will cooperate with each other in the preparation of any written response and the Company shall provide Parent with reasonable opportunity to review and comment on any written response in advance. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Proxy Statement, any Required Filing or any other filing, the Company shall promptly inform Parent of such occurrence, cooperate with Parent in the preparation of any such amendment or supplement, provide Parent with reasonable opportunity to review and comment on any such amendment or supplement in advance, and shall cooperate in filing with the SEC or its staff or any other government officials, and/or, to the extent required, mailing to the stockholders of the Company, such amendment or supplement.

5.2

Company Stockholders’ Meeting.

(a)

As promptly as practicable after the Proxy Statement is cleared by the SEC for mailing to the Company’s stockholders, the Company shall take all action necessary under all applicable Legal Requirements to duly call, give notice of and hold a meeting of the holders of Company Common Stock to vote on the adoption of this Agreement by the Required Company Stockholder Vote (the “Company Stockholders’ Meeting”). The Company shall ensure that all proxies solicited in connection with the Company Stockholders’ Meeting are solicited in compliance with all applicable Legal Requirements.

(b)

Subject to Section 5.2(c): (i) the Proxy Statement shall include a statement to the effect that the board of directors of the Company, based in part upon the recommendation of the Independent Committee, recommends that the Company’s stockholders vote to adopt this Agreement at the Company Stockholders’ Meeting (the recommendation of the Company’s board of directors, based in part upon the recommendation of the Independent Committee, that the Company’s stockholders vote to adopt this Agreement being referred to as the “Company Board Recommendation”); and (ii) except as provided below, the Company Board Recommendation shall not be withdrawn or modified in a manner adverse to Parent, and no resolution by the board of directors of the Company or the Independent Committee to withdraw the Company Board Recommendation or modify the Company Board Recommendation in a manner adverse to Parent shall be adopted. Notwithstanding anything to the contrary herein: (A) nothing in this Agreement shall preclude the Company from making any public disclosure of any material facts, if: the Company’s board of directors or Independent Committee determines in good faith, after taking into account the advice of the Company’s outside legal counsel, that the failure to make such disclosure would be inconsistent with its fiduciary duties or is required by any Legal Requirement; and (B) nothing in this Agreement shall preclude the Company, the Company’s board of directors or the Independent Committee from complying with Rules 14d-9 and 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act with regard to an Acquisition Proposal).

(c)

Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the adoption of this Agreement by the Required Company Stockholder Vote, the Company Board Recommendation may be withdrawn, or modified in a manner adverse to Parent, pursuant to applicable provisions of the NRS, if the Company’s board of directors or the Independent Committee, after consulting with outside legal counsel representing the Company, determines in good faith that the failure to withdraw or modify the Company prior board Recommendation would be inconsistent with its fiduciary duties under applicable Legal Requirements. The Company shall notify Parent promptly (but in no event later than 24 hours after such withdrawal or modification) of any withdrawal of or modification to the Company Board Recommendation.

(d)

the Company’s obligation to duly call, give notice of and hold the Company Stockholders’ Meeting in accordance with Section 5.2(a) shall not remain in effect in the event of any withdrawal or modification of the Company Board Recommendation.

(e)

In the event that this Agreement is terminated by the Company pursuant to Section 8.1(i) and Section 5.2(c) by reason (A) of the Company after the date of this Agreement having received a Superior Offer, the Company will cause the Person or “group” of Persons making the Superior Offer to pay to the Parent, Pantene and Merger Sub within 30 days of termination of this Agreement, all documented, reasonable costs and expenses up to $850,000 in the aggregate incurred by the Company, Parent, Pantene and Merger Sub in connection with this Agreement and the transactions contemplated hereby, plus a breakup fee of $125,000 to Parent, or (B) for any other reason after the date of this Agreement, the Company will pay all documented, reasonable costs and expenses up to $850,000 in the aggregate incurred by Parent, Pantene and Merger Sub in connection with this Agreement and the transactions contemplated hereby, plus a breakup fee of $125,000 to Parent.

5.3

UPI Required Filing; Stockholder Meeting.

(a)

Promptly after the date of this Agreement, UPI and Pantene shall prepare (with the assistance of the Company) and, subject to and promptly after the date this Agreement has been duly adopted by the Required Company Stockholder’s Vote (as defined herein), cause to be filed the SEHK Materials to obtain the Required UPI Stockholder Vote (as defined herein) and cause such SEHK Materials to be mailed to the UPI stockholders. Parent and the Company will cooperate with each other in the preparation of the SEHK Materials and, prior to filing the SEHK Materials, the Parent and UPI shall provide Company with reasonable opportunity to review and comment on each such filing in advance.

(b)

As promptly as practicable after the SEHK Materials are cleared by the SEHK for mailing to the UPI stockholders, UPI shall take all action necessary under all applicable Legal Requirements to duly call, give notice of and hold a meeting of the holders of Common Stock of UPI to vote on the adoption of this Agreement by the Required UPI Stockholder Vote (the “UPI Stockholders’ Meeting”).

5.4

Employee Benefits.

(a)

 Parent agrees that all employees of the Company or its Subsidiaries who continue employment with the Surviving Corporation or any Subsidiary of the Surviving Corporation after the Effective Time (“Continuing Employees”) will continue to participate in, such Company Employee Plans, if any, as are continued by the Company or any of its Subsidiaries following the Closing Date (for the purposes of this Section 5.4 only, the “Specified Benefit Plans”).

(b)

Nothing in this Section 5.4 or elsewhere in this Agreement shall be construed to create a right in any Company Employee to employment with Parent, the Surviving Corporation, Subsidiary of the Surviving Corporation or any other Subsidiary of Parent. Except for Indemnified Persons (as defined in Section 5.5(a)) to the extent of their respective rights pursuant to Section 5.5, no Company Employee, and no Continuing Employee, shall be deemed to be a third party beneficiary of this Agreement.

5.5

Indemnification of Officers and Directors.

(a)

After the Effective Time for a period of two years from the Effective Time, each of Parent and the Surviving Corporation shall, to the fullest extent permitted under applicable law, indemnify and hold harmless, each present and former director, officer, employee and agent of the Company or any of its subsidiaries (each, together with such person’s heirs, executors or administrators, an “Indemnified Person”) against any costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with any action or omission occurring or alleged to occur on or prior to the Effective Time (including, without limitation, acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request or for the benefit of the Company) or the Merger, or the Contemplated Transaction, or the other transactions contemplated by this Agreement or arising out of or pertaining to the transactions contemplated by this Agreement to the extent that any such Indemnified Person is indemnified by the Company pursuant to the Company’s articles of incorporation and bylaws as in effect on the date hereof, any other indemnification arrangement as in effect on the date hereof or under the NRS. Parent shall assume, be jointly and severally liable for, and honor, guaranty and stand surety for, and shall cause the Surviving Corporation to honor, in accordance with their respective terms each of the covenants contained in this Section 5.5. Parent agrees not to amend the articles of incorporation or bylaws of Merger Sub to diminish the indemnity. Nothing herein limits the rights of any indemnified person or party pursuant to any applicable law, contract, articles of incorporation, bylaws, or otherwise including without limitation for any periods after two years from the Effective Date.

(b)

Parent shall pay, or upon the reasonable request of any indemnified person, advance all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 5.5.

(c)

This Section 5.5 is intended to be for the benefit of, and shall be enforceable by, the Indemnified Persons, their heirs and personal representatives and shall be binding on Parent, the Surviving Corporation and its respective successors and assigns, and may not be amended, altered or repealed in a manner that could reasonably be expected to be adverse to the Indemnified Persons after the Effective Time without the prior written consent of the affected Indemnified Person (provided that such amendment, alteration or repeal prior to the Effective Time shall be governed by Section 9.1). In the event that Parent, the Surviving Corporation or any of its respective successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all its properties and assets to any person, then, and in each case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, honor the indemnification obligations set forth in this Section 5.5.

5.6

Regulatory Approvals and Related Matters.

(a)

In addition to and without limitation on the other provisions of this Section 5.6, each party shall use reasonable best efforts to prepare and file, as promptly as practicable after the date of this Agreement, all necessary notices, reports and other documents required to be filed by such party with any Governmental Body with respect to the Merger and the Contemplated Transactions.

(b)

Parent, Merger Sub and the Company each shall promptly supply the other party with any information that may be required in order to effectuate any filings or applications pursuant to Section 5.6(a). Except where prohibited by applicable Legal Requirements, each of the Company and Parent shall consult with the other party prior to taking a position with respect to any such filing, shall permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions and proposals before making or submitting any of the foregoing to any Governmental Body by or on behalf of any party hereto in connection with any investigations or proceedings in connection with this Agreement or the Contemplated Transactions, coordinate with the other in preparing and exchanging such information and promptly provide the other (and its counsel) with copies of all filings, presentations or submissions (and a summary of any oral presentations) made by such party with any Governmental Body in connection with this Agreement or the Contemplated Transactions; provided that with respect to any such filing, presentation or submission, each of Parent and the Company need not supply the other (or its counsel) with copies (or, in case of oral presentations, a summary) to the extent that any Legal Requirement applicable to such party requires such party or its Subsidiaries to restrict or prohibit access to any such properties or information or to the extent required by any existing confidentiality or non-disclosure agreement.

(c)

Each party will notify the other promptly upon the receipt of: (i) any comments from any officials of any Governmental Body in connection with any filings made pursuant hereto, and (ii) any request by any officials of any Governmental Body for amendments or supplements to any filings made pursuant to, or information provided to comply in all material respects with, any applicable Legal Requirements. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to Section 5.6(a), each party will promptly inform the other of such occurrence and cooperate in filing with the applicable Governmental Body such amendment or supplement.

(d)

Parent and the Company shall use reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate the Merger and, without limiting the generality of the foregoing, each party to this Agreement: (i) shall prepare and make all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the Merger and the Contemplated Transactions; and (ii) shall use reasonable best efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Merger or any of the Contemplated Transactions, including, but not limited to, (A) entering into negotiations with any applicable Governmental Body; and (B) providing information required by law or governmental regulation; provided, however, that nothing in this Agreement shall require, or be construed to require, Parent to (1) proffer to, or agree to, sell or hold separate and agree to sell, before or after the Effective Time, any assets, businesses or interest in any assets or businesses of Parent, the Company or any of their respective Affiliates (or to consent to any sale, or agreement to sell, by the Company of any of its assets or businesses) or (2) agree to any changes or restriction in the operations of any such assets or businesses that, in the case of clause (2), would have a Parent Material Adverse Effect as defined in subsection (a) of the term “Parent Material Adverse Effect.”

5.7

Confidentiality; Disclosure.

(a)

Parent and Merger Sub will hold and will cause their Representatives to hold in confidence, all documents and information furnished in connection with this Agreement. Other than documents or information (i) available to the public, (ii) which are or become known by Parent or Merger Sub from a source other than Parent or Merger Sub, as the case may be, other than by a breach of a confidentiality obligation owed to Parent or Merger Sub, respectively, or (iii) required by law to be disclosed.

(b)

The initial press release issued by Parent and the Company concerning this Agreement and the Contemplated Transactions shall be a joint press release and thereafter Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statement regarding the Merger or the Contemplated Transactions, except as may be required by applicable Legal Requirements. Notwithstanding anything to the contrary contained in this Section 5.7, the obligations of Parent and the Company set forth in this Section 5.7 shall not apply with respect to any public statement pursuant to Section 5.2(b) or relating to the withdrawal or modification of the Company Board Recommendation pursuant to Section 5.2(c).

5.8

Performance of Obligations by Parent and Merger Sub. Pantene, as the sole stockholder of Merger Sub, shall, subject to its shareholders’ approval, adopt this Agreement and approve the Merger and shall cause Merger Sub to perform each of its obligations under this Agreement.

Section 6.

CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB

The obligations of Parent and Merger Sub to cause the Merger to be effected and otherwise cause the transactions contemplated by this Agreement to be consummated are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

6.1

Accuracy of Company Representations. The representations and warranties of the Company set forth in Section 2 of this Agreement other than those listed in the immediately preceding sentence shall be true and correct, on the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

6.2

Performance of Covenants. All of the covenants and obligations in this Agreement that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

6.3

Company Stockholder Approval. This Agreement shall have been duly adopted by the holders of a majority of the voting power of the shares of Company Common Stock outstanding on the record date for the Company Stockholders’ Meeting (the votes required being referred to herein as the “Required Company Stockholder Vote”).

6.4

Company Officers’ Certificate. Parent shall have received a certificate executed by the Principal Executive Officer and Chief Financial Officer of the Company, in their capacities as such, confirming that the conditions set forth in Sections 6.1 (Accuracy of Company Representations), 6.2 (Performance of Covenants) and 6.3 (Company Stockholder Approval) have been satisfied.

6.5

UPI Stockholder Approval. . This Agreement shall have been duly approved by the holders of a majority of the voting power of the ordinary shares of UPI outstanding on the record date for the Stockholders’ Meeting of (the “Required UPI Stockholder Vote”).

6.6

Other Governmental Approvals. Any Governmental Authorization or other Consent required to be obtained with respect to the Merger under any material Antitrust Law set forth on Part 6.6 of the Company Disclosure Schedule shall have been obtained and shall remain in full force and effect.

6.7

No Restraints. No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction or other Governmental Body and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

6.8

No Company Material Adverse Effect. Since the date of this Agreement, no Effect shall have occurred that, individually or when together with all other Effects, has had or would reasonably be expected to have a Company Material Adverse Effect.

Section

7.

CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY

The obligation of the Company to effect the Merger and otherwise consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or prior to the Closing, of the following conditions:

7.1

Accuracy of Parent and Merger Sub Representations. The representations and warranties of Parent and Merger Sub set forth in Section 3 of this Agreement shall be true and correct on the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

7.2

Performance of Covenants. All of the covenants and obligations in this Agreement that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

7.3

Company Stockholder Approval. This Agreement shall have been duly adopted by the Required Company Stockholder Vote.

7.4

Parent Officer’s Certificate. The Company shall have received a certificate executed by an executive officer of Parent, in his or her capacity as such, confirming that the conditions set forth in Sections 7.1 (Accuracy of Parent and Merger Sub Representations), 7.2 (Performance of Covenants), and 7.5 (UPI Stockholder Approval) have been satisfied.

7.5

UPI Stockholder Approval. This Agreement shall have been duly approved by the Required UPI Stockholder Vote.

7.6

Other Governmental Approvals. Any Governmental Authorization or other Consent required to be obtained with respect to the Merger under any material Antitrust Law set forth on Part 7.6 of the Company Disclosure Schedule shall have been obtained and shall remain in full force and effect.

7.7

No Restraints. No temporary restraining order, preliminary or permanent injunction or other Order against the Company preventing the consummation of the Merger by the Company shall have been issued by any court of competent jurisdiction or other Governmental Body and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

7.8

Fairness Opinion. The Fairness Opinion of Capitalink has not been withdrawn or modified in any material respect.

Section

8.

TERMINATION

8.1

Termination. This Agreement may be terminated prior to the Effective Time:

(a)

by mutual written consent of Parent and the Company, duly authorized by the board of directors of Parent and the Company’s board of directors (with the approval of the Independent Committee);

(b)

by either Parent or the Company (with the approval of the Independent Committee) if the Merger shall not have been consummated by December 31, 2007 or any other date that Parent and the Company may agree upon in writing (the “End Date”);

(c)

by either Parent or the Company (with the approval of the Independent Committee) if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable Order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger;

(d)

by either Parent or the Company (with the approval of the Independent Committee) if: (i) this Agreement shall not have been adopted at the Company Stockholders’ Meeting (and shall not have been adopted at any adjournment or postponement thereof) by the Required Company Stockholder Vote or (ii) this Agreement shall not have been adopted at the UPI Stockholders’ Meeting (and shall not have been adopted at any adjournment or postponement thereof);

(e)

by Parent if a Company Triggering Event shall have occurred;

(f)

by Parent upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that, if such breach were occurring or continuing on the Closing Date, the conditions set forth in Section 6.1 or Section 6.2 would not be satisfied and which breach cannot be or has not been cured prior to the earlier to occur of (i) 30 days following written notice thereof to the breaching party or (ii) the End Date; or

(g)

by the Company upon a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement such that, if such breach were occurring or continuing on the Closing Date, the conditions set forth in Section 7.1 or Section 7.2 would not be satisfied and which breach cannot be or has not been cured prior to the earlier to occur of (i) 30 days following written notice thereof to the breaching party or (ii) the End Date;

(h)

by either Parent or the Company (with the approval of the Independent Committee) if any of the conditions set forth in Sections 6 or 7 have been rendered impossible to satisfy in a timely manner and is not waived by the party entitled to the benefit thereof; or

(i)

by the Company if its board of directors has withdrawn its recommendation pursuant to Section 5.2(c).

8.2

Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and there shall be no liability or obligation on the part of the Company, Parent or Merger Sub or their respective officers or directors; provided, however, that: (i) Section 5.7(a), this Section 8.2, Section 8.3, and Section 9 shall survive the termination of this Agreement and shall remain in full force and effect and (ii) the termination of this Agreement shall not relieve any party from any liability for any willful or intentional breach of any covenant, obligation, representation or warranty contained in this Agreement.

8.3

Expenses. Except as provided herein, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid (or caused to be paid) by the party incurring such expenses, whether or not the Merger is consummated.

Section 9.

MISCELLANEOUS PROVISIONS

9.1

Amendment. This Agreement may be amended with the approval of the Company’s board of directors (with the approval of the Independent Committee) and the board of directors of Parent at any time (whether before or after the adoption of this Agreement by the Company’s stockholders or the UPI stockholders); provided, however, that after any such adoption of this Agreement by the Company’s stockholders or the UPI stockholders, no amendment shall be made which pursuant to applicable Legal Requirements requires further approval of the stockholders of the Company without the further approval of the Company Required Stockholder Vote, or requires further approval of the stockholders of UPI. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

9.2

Extension; Waiver.

(a)

Subject to Sections 9.2(b) and 9.2(c), at any time prior to the Effective Time, Parent and Merger Sub on the one hand and the Company (with the approval of the Independent Committee) on the other hand may: (i) extend the time for the performance of any of the obligations or other acts of the other party; (ii) waive any inaccuracy in or breach of any representation, warranty, covenant or obligation of the other party in this Agreement or in any document delivered pursuant to this Agreement; and (iii) waive compliance with any covenant, obligation or condition for the benefit of such party contained in this Agreement. The agreement of Parent to any extension or waiver shall be deemed to be the agreement of Merger Sub to such extension or waiver.

(b)

No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(c)

No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9.3

No Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Merger.

9.4

Entire Agreement; Counterparts; Exchanges by Facsimile or Electronic Delivery. This Agreement and the other agreements, exhibits and disclosure schedules referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

9.5

Applicable Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the State of Nevada, County of Clark. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO IT THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

9.6

Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive its reasonable and documented attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

9.7

Assignability; No Third Party Rights. Neither this Agreement nor any party’s rights or obligations hereunder may be assigned or delegated by such party without the prior written consent of the other parties, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by any party without the prior written consent of the other parties shall be void and of no effect, except that this Agreement and Parent’s and Merger Sub’s rights (but not its obligations) hereunder may be assigned by Parent or Merger Sub to an Affiliate, to a lender or financial institution as collateral for indebtedness or, after the Closing, Parent’s and Merger Sub’s rights and obligations hereunder may be assigned by Parent or Merger Sub in connection with a merger, consolidation or sale of all or substantially all of the assets of Parent or the Surviving Corporation and its Subsidiaries; provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder. Subject to the immediately preceding sentence, this Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns. Except as specifically provided in Section 5.5, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

9.8

Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent designated for overnight delivery by nationally recognized overnight air courier (such as DHL or Federal Express), two business days after mailing; (c) if sent by facsimile transmission before 5:00 p.m., when transmitted and receipt is confirmed; (d) if sent by facsimile transmission after 5:00 p.m. and receipt is confirmed, on the following business day; and (e) if otherwise actually personally delivered, when delivered, provided that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Agreement:

if to Parent or Merger Sub:

United Pacific Industries Limited

Suite 27-05/06, 27/F.,

Vicwood Plaza

199 Des Voeux Road Central

Hong Kong

Attn: The Chairman

Fax: (852) 2802 9163

With a copy to:

Schneider Weinberger & Beilly LLP

2200 Corporate Blvd. N.W., Suite 210

Boca Raton, FL 33431

Attn: James Schneider

Fax: (561) 362-9612

if to the Company:

Spear & Jackson, Inc.

12012 Southshore Boulevard

Suite 103

Wellington, Florida 33414

Attn: The Chairman

Fax: (561) 793-7966

with a copy to:

(i) The Chairman of the Board

Atlas Way, Atlas North

Sheffield S4 7QQ

United Kingdom

(ii) Arnstein & Lehr LLP

200 East Las Olas Blvd., Suite 1700

Ft. Lauderdale, Florida 33301

Attn: Joel Mayersohn

Fax: 954.713.7700

9.9

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

9.10

Construction.

(a)

For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)

The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)

As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)

Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits or Schedules to this Agreement.

(e)

The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(f)

For purposes of Section 8, references to the failure of a party to perform its covenants or obligations in this Agreement shall, in the case of Parent, include the failure of Merger Sub to perform its covenants or obligations in this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

UNITED PACIFIC INDUSTRIES LIMITED, a Bermuda corporation

By: __________________________________

PANTENE GLOBAL HOLDINGS LIMITED, a Hong Kong corporation

By: ___________________________________

PANTENE GLOBAL ACQUISITION CORP., a Nevada corporation

By: _________________________________

SPEAR & JACKSON, INC.,

a Nevada corporation

By: __________________________________

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of the Agreement (including this Exhibit A):

Acquisition Proposal. “Acquisition Proposal” shall mean any offer or proposal (other than an offer or proposal made or submitted by Parent) contemplating or otherwise relating to any Acquisition Transaction.

Acquisition Transaction. “Acquisition Transaction” shall mean any transaction or series of related transactions (other than: (1) the Contemplated Transactions and (2) any transaction in furtherance of the consummation of the Contemplated Transactions with the express consent of Parent) involving:

(a)

any merger, exchange, consolidation, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, takeover offer, tender offer, exchange offer or other similar transaction: (i) in which the Company is a constituent corporation; (ii) in which a Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Persons directly or indirectly acquires or would acquire beneficial or record ownership of securities representing more than 20% of the outstanding voting securities of the Company or of any new series or new class of capital stock that would be entitled to a class or series vote with respect to the Merger; or (iii) in which the Company issues securities representing more than 20% of the outstanding voting securities of the Company or of any new series or new class of capital stock that would be entitled to a class or series vote with respect to the Merger;

(b)

any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated net revenues, consolidated net income or consolidated assets of the Company and its Subsidiaries taken as a whole; or

(c)

any liquidation or dissolution of the Company.

Agreement. “Agreement” shall mean the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

Affiliate. “Affiliate” shall have the meaning ascribed to such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

Associate. “Associate” means, with respect to any specified Person, (1) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such Person, or any relative of such spouse.

Closing Date.

“Closing Date” has the meaning as defined in Section 1.3.

Code. “Code” shall mean the United States Internal Revenue Code of 1986, as amended.

Company Affiliate. “Company Affiliate” shall mean any Person under common control with the Company within the meaning of Section 414(b), Section 414(c), Section 414(m) or Section 414(o) of the Code, and the regulations issued thereunder.

Company Associate. “Company Associate” shall mean any current officer, director, or other employee, of the Company or any Company Affiliate.

Company Common Stock. “Company Common Stock” shall mean the Common Stock, $0.001 par value per share, of the Company.

Company Contract. “Company Contract” shall mean any Contract to which any of the Company or any of its Subsidiaries is a party or otherwise bound.

Company Disclosure Schedule. “Company Disclosure Schedule” shall mean the Company Disclosure Schedule and exhibits thereto that has been delivered by the Company to Parent upon the execution of the Agreement.

Company Employee. “Company Employee” shall mean any current director, officer or employee of the Company or any of its Subsidiaries.

Company Employee Agreement. “Company Employee Agreement” shall mean any employment, severance, retention, transaction bonus, change in control, material consulting, or other similar Contract between: (a) the Company or any of its Subsidiaries or any Company Affiliate; and (b) any Company Associate, other than any such Contract that is terminable “at will” (or following a notice period imposed by applicable law) without any obligation on the part of the Company or any of its Subsidiaries or any Company Affiliate to make any severance, termination, change in control or similar payment or to provide any benefit, other than severance payments required to be made by the Company or any of its Subsidiaries pursuant to the Company’s standard severance policies or under applicable foreign law.

Company Employee Plan. “Company Employee Plan” shall mean any material plan, program, policy, practice or Contract providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits, retirement benefits or other benefits or remuneration of any kind, whether or not in writing that is maintained or contributed to, or required to be maintained or contributed to, by the Company or any Company Affiliate for the benefit of any Company Associate; provided, however, that a Company Employee Agreement shall not be considered a Company Employee Plan.

Company Group. “Company Group” shall mean any “affiliated group” (as defined in Section 1504(a) of the Code without regard to the limitations contained in Section 1504(b) of the Code) that, at any time on or before the Closing Date, includes or has included the Company or any Subsidiary or any predecessor of or successor to the Company or any Subsidiary (or another such predecessor or successor), or any other group of corporations that, at any time on or before the Closing Date, files or has filed Tax Returns on a combined, consolidated or unitary basis with the Company or any Subsidiary or any predecessor of or successor to the Company or any Subsidiary (or another such predecessor or successor).

Company Material Adverse Effect. “Company Material Adverse Effect” shall mean any adverse event, condition, effect, change, event, development or circumstance (each, an “Effect”) that, individually or when considered together with all other Effects, would reasonably be expected to have a material adverse effect on: (a) the business, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that, in no event shall any of the following, alone or in combination, be deemed to constitute, nor shall any of the following be taken into account in determining whether there has occurred, a Company Material Adverse Effect: (i) effects resulting from conditions generally affecting the industries in which the Company or its customers participate or the U.S. or global economy or capital markets as a whole, to the extent that such conditions do not have a disproportionate impact on the Company and its Subsidiaries taken as a whole; (ii) changes in the trading price or trading volume of Company Common Stock; (iii) effects resulting from the announcement (or pre-announcement disclosure), or pendency of the Merger and the Contemplated Transactions (including any cancellation of or delays in customer orders, any reduction in sales, any disruption in distributor, reseller, supplier, partner or similar relationships or any loss of employees); (iv) any failure by the Company to meet internal projections or forecasts or third party revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of this Agreement, in and of themselves (it being understood that the Effects giving rise or contributing to the failure to meet such projections, forecasts or predictions may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect), (v) stockholder class action or derivative litigation, or similar claims or actions, arising from allegations of breach of fiduciary duty relating to the Company entering into this Agreement or disclosure violations in the securities filings made in connection with the Merger; (vi) effects resulting from compliance with the terms of, or the taking of any action required by, this Agreement, including actions taken pursuant to Section 5.6; (vii) changes in applicable Legal Requirements or GAAP; or (viii) effects resulting directly from the items set forth on Part A of the Company Disclosure Schedule or (b) the ability of the Company to consummate the Merger prior to the Initial End Date or, if applicable, the Extended End Date.

Company Product. “Company Product” shall mean any product or service developed, manufactured, marketed, distributed, provided, leased, licensed or sold, directly or indirectly, by or on behalf of the Company that is material to the business of the Company as currently conducted, and accounted for at least 5% of Company’s revenues for the fiscal year ending September 30, 2006.

Company SEC Documents. “Company SEC Documents” bears the meaning as defined in Section 2.3(a).

Company Triggering Event. A “Company Triggering Event” shall be deemed to have occurred if: (a) at any time prior to the Company Stockholder Vote, the Company’s board of directors shall have withdrawn or shall have modified in a manner adverse to Parent the Company Board Recommendation; (b) the Company shall have failed to include in the Proxy Statement the Company Board Recommendation; (c) at any time prior to the Company Stockholder Vote, the Company’s board of directors shall have approved or publicly endorsed or recommended any Acquisition Proposal; (d) at any time prior to the Company Stockholder Vote, the Company shall have entered into any letter of intent, acquisition agreement or similar agreement accepting an Acquisition Proposal; or (e) at any time prior to the Company Stockholder Vote, a tender or exchange offer relating to securities of the Company shall have been commenced by a Person unaffiliated with Parent and the Company shall not have sent to its stockholders, within 10 business days after the commencement of such tender or exchange offer, a statement disclosing that the Company recommends rejection of such tender or exchange offer.

Consent. “Consent” shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

Contemplated Transactions. “Contemplated Transactions” shall mean the Merger and the other transactions contemplated by the Agreement.

Contract. “Contract” shall mean any currently effective and legally binding written agreement, contract, subcontract, lease, instrument, note, option, warranty, purchase order, license, sublicense, commitment or undertaking.

Dissenting Shares. “Dissenting Shares” shall mean any shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and in respect of which appraisal rights shall have been properly perfected in accordance with the NRS in connection with the Merger and shall not have been effectively withdrawn or otherwise lost.

Effective Time.

“Effective Time” has the meaning as defined in Section 1.3.

Encumbrance. “Encumbrance” shall mean any lien, pledge, charge, mortgage, easement, encroachment, imperfection of title, title exception, title defect, right of possession, lease, security interest, encumbrance, adverse claim, interference or restriction on transfer (except for restrictions arising under applicable securities laws) except for: (i) liens or other imperfections of title that would not be reasonably likely to, individually or in the aggregate, materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company; (ii) liens and encumbrances for Taxes, assessments or other government charges not yet due or which are being contested in good faith; (iii) zoning, building or other similar government restrictions; (iv) easements, covenants, rights of way or other similar restrictions with respect to real property; (v) vendor’s liens not exceeding the unpaid purchase price of the encumbered asset; (vi) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (vii) non-exclusive licenses entered into in the ordinary course of business and (viii) liens securing indebtedness that are reflected on the Company Unaudited Balance Sheet.

Entity. “Entity” shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Expenses. “Expenses” shall mean documented and reasonable out-of-pocket fees and expenses incurred or paid by or on behalf of Parent in connection with the Merger or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the Contemplated Transactions, including all documented and reasonable fees and expenses of law firms, commercial banks, investment banking firms, financing sources, accountants, experts and consultants to Parent.

GAAP. “GAAP” shall mean generally accepted accounting principles in the United States.

Government Bid. “Government Bid” shall mean any quotation, bid or proposal submitted to any Governmental Body or any proposed prime contractor or higher-tier subcontractor of any Governmental Body.

Government Contract. “Government Contract” shall mean any prime contract, subcontract, letter contract, purchase order or delivery order executed or submitted to or on behalf of any Governmental Body or any prime contractor or higher-tier subcontractor, or under which any Governmental Body or any such prime contractor or subcontractor otherwise has or may acquire any right or interest.

Governmental Authorization. “Governmental Authorization” shall mean any permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

Governmental Body. “Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal); or (d) self-regulatory organization.

Know-How. “Know-How” shall mean algorithms, apparatus, databases, data collections, diagrams, designs, formulae, inventions (whether or not patentable), know-how, methods, processes, proprietary information, protocols, schematics, specifications, software, software code (in any form, including source code and executable or object code), techniques, user interfaces, URLs, web sites and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as instruction manuals, laboratory notebooks, prototypes, samples, studies and summaries).

Knowledge. “knowledge” shall mean, with respect to any party as to any particular matter, the actual knowledge, after reasonable investigation, of the executive officers of such party regarding such matter.

Legal Proceeding. “Legal Proceeding” shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

Legal Requirement. “Legal Requirement” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, ordinance, code, edict, decree, rule or regulation issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASD or The NASDAQ Stock Market).

Order. “Order” shall mean any order, writ, injunction, judgment or decree.

Parent Disclosure Schedule. “Parent Disclosure Schedule” shall mean the Parent Disclosure Schedule that has been delivered by Parent to the Company on the date of the Agreement.

Parent Material Adverse Effect. “Parent Material Adverse Effect” shall mean any Effect that, individually or when considered together with all other Effects, is or would reasonably be expected to have a material adverse effect on: (a) the business, properties, condition (financial or otherwise) or results of operations of Parent and its Subsidiaries taken as a whole or (b) the ability of Parent to timely consummate the Merger.

Person. “Person” shall mean any individual, Entity or Governmental Body.

Representatives. “Representatives” shall mean directors, officers, agents, attorneys, accountants, advisors, financing sources and representatives.

Required Company Stockholder Vote. “Required Company Stockholder Vote” has the meaning as defined in Section 6.3.

Required UPI Stockholder Vote. “Required UPI Stockholder Vote” has the meaning as defined in Section 6.5.

 Sarbanes-Oxley Act. “Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002, as it may be amended from time to time.

SEC. “SEC” shall mean the United States Securities and Exchange Commission.

Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended.

Subsidiary. An Entity shall be deemed to be a “Subsidiary” of another Person if such Person (a) directly or indirectly owns or purports to own, beneficially or of record: (i) an amount of voting securities of or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body or (ii) at least 50% of the outstanding equity, voting or financial interests in such Entity; or (b) is a general partner of the Entity.

Tax. “Tax” shall mean any federal, state, local, or foreign tax (including any income, franchise, capital gains, gross receipts, value-added, surtax, estimated, unemployment, national health insurance, excise, ad valorem, transfer, stamp, sales, use, property, custom duty, withholding or payroll tax), including any penalty, interest or addition thereto), imposed by or under the authority of any Governmental Body.

Tax Return. “Tax Return” shall mean any return (including any information return), report, statement, declaration or other document (including any schedule or attachment thereto, and including any amendment thereof) required to be filed with any Governmental Body with respect to Taxes.

EXHIBIT B

Capitalink, L.C.
4400 Biscayne Blvd. 14th Floor Miami, Florida 33137 Phone 305-446-2026 Fax 305-446-2926 www.capitalinklc.com

June 14, 2007

The Finance Committee of

 the Board of Directors

Spear & Jackson, Inc.

12012 South Shore Blvd.

Suite 103

Wellington, FL 33414

Gentlemen:

We have been advised that, pursuant to the Agreement, draft dated May 9, 2007, and certain verbal agreements between Spear & Jackson, Inc. (the “Company”) and United Pacific Industries Limited, the Company’s majority shareholder (“UPI”) (the “Merger Agreement”), that UPI will acquire, for $1.96 per share in cash (the “Merger Consideration”), the remaining outstanding shares of common stock of the Company that UPI does not presently own from the holders of such shares (the “Non-UPI Shareholders”) (the “Merger”). The terms and conditions of the Merger are more specifically set forth in the Merger Agreement.

We have been retained to render an opinion as to whether, on the date of such opinion, the Merger Consideration is fair, from a financial point of view, to the Non-UPI Shareholders.

We have not been requested to opine as to, and our opinion does not in any manner address, the relative merits of the Merger as compared to any alternative business strategy that might exist for the Company, the decision of whether the Company should complete the Merger, and other alternatives to the Merger that might exist for the Company. The financial terms and other terms of the Merger were determined pursuant to negotiations between the Company, UPI and each of their respective advisors, and not pursuant to our recommendations.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

•

Reviewed the Merger Agreement.

•

Reviewed publicly available financial information and other data with respect to the Company that we deemed relevant, including the Annual Report on Form 10-K for the year ended September 30, 2006, the Quarterly Report on Form 10-Q for the six months ended March 31, 2007, and the Current Reports on Form 8-K filed January 26, 2007, February 9, 2007, February 21, 2007, April 25, 2007, May 15, 2007 and June 12, 2007.

Member NASD|SIPC

Mergers & Acquisitions  |  Fairness Opinions & Valuations  |  Restructuring  |  Capital Raising  |  Financial Advisory

The Finance Committee of

 the Board of Directors

Spear & Jackson, Inc.

June 14, 2007

•

Reviewed non-public information and other data with respect to Company, including, financial projections for the five years ending September 30, 2011 (the “Projections”), management estimates of the current projected benefit obligations in excess of plan assets (the “PBO Estimate”) and other internal financial information and management reports.

•

Considered the historical financial results and present financial condition of the Company.

•

Reviewed and compared the trading of, and the trading market for the Company’s common stock, the Comparable Companies (as hereinafter defined), and two general market indices

•

Reviewed and analyzed the Company’s projected unlevered free cash flows and prepared a discounted cash flow analysis.

•

Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed by us to have characteristics comparable to the Company (the “Comparable Companies”).

•

Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed by us to have characteristics comparable to that of the Company.

•

Reviewed and analyzed the premiums paid in certain other transactions.

•

Reviewed and discussed with representatives of the Company management and their advisors certain financial and operating information furnished by them, including the Projections, the PBO Estimate and other analyses with respect to the Company’s business, operations and obligations.

•

Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and we have further relied upon the assurances of the Company and UPI management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information, Projections and the PBO Estimate utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not evaluated the solvency or fair value of the Company under any foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. We have not made a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the Company’s assets and liabilities (contingent or otherwise). In addition, we have not attempted to confirm whether the Company has good title to its assets.

We assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable foreign, federal and state statutes, rules and regulations. We assumed that the Merger will be consummated substantially in accordance with the terms set forth in the Merger Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations or in the alternative that any such amendments, revisions or waivers thereto will not be detrimental to the Company or its shareholders in any material respect.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of, June 14, 2007. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Finance Committee of the Board of Directors of the Company in connection with its consideration of the Merger and is not intended to be and does not constitute an opinion or recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger. We do not express any opinion as to the underlying valuation or future performance of the Company, or the price at which the Company’s securities might trade at any time in the future.

The Finance Committee of

 the Board of Directors

Spear & Jackson, Inc.

June 14, 2007

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Merger Consideration is fair, from a financial point of view, to the Non-UPI Shareholders.

In connection with our services, we have previously received a retainer and will receive the balance of our fee when we notify the Company that we are prepared to deliver the opinion. Our fee for providing the fairness opinion is not contingent on the completion of the Merger. Neither Capitalink nor its principals beneficially own any interest in the Company or UPI. Further, Capitalink has not provided any other services to the Company or UPI in the past. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

In the ordinary course of business, Capitalink’s affiliate Ladenburg Thalmann & Co. Inc. (“Ladenburg”), certain of Ladenburg’s affiliates, as well as investment funds in which they may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, the Company, any other party that may be involved in the Merger and their respective affiliates.

Our opinion is for the use and benefit of the Finance Committee of the Board of Directors of the Company and is rendered in connection with its consideration of the Merger and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without our prior written consent, except that this opinion may be reproduced in full in, and references to the opinion and to us and our relationship with the Company may be included in filings made by the Company with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to shareholders if required by the Securities and Exchange Commission rules.

Very truly yours,

/s/ Capitalink, L.C.

Capitalink, L.C.

EXHIBIT C

Sections 92A.300 through 92A.500 of the Nevada Revised Statutes

Nevada Revised Statutes § 92A.300 to § 92A.500

NRS 92A.300. Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305. “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310. “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315. “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320. “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325. “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330. “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335. “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340. Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350. Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360. Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370. Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370; and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410. Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420. Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440. Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460. Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470. Payment for shares: Shares acquired on or after date of dissenter’s notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480. Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490. Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500. Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460; or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

EXHIBIT D

           U.S. SECURITIES AND EXCHANGE COMMISSION

               WASHINGTON, D.C. 20549

                  FORM 10-K

(MARK ONE)

[X] Annual Report Pursuant To Section 13 or 15(d) of The Securities Exchange

  Act of 1934

         For the fiscal year ended September 30, 2006

                    or

[ ] Transition Report Pursuant to Section 13 or 15(d) of The Securities

    Exchange Act of 1934

          For the transition period from N/A to N/A

            COMMISSION FILE NUMBER: 0-32013

               SPEAR & JACKSON, INC.

               ---------------------

       (Exact name of registrant as specified in its charter)

      Nevada                       91-2037081

      ------                       ----------

 (State or other jurisdiction)               (I.R.S. Employer

of incorporation or organization              Identification No.)

    12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414

    ----------------------------------------------------------------

     (Address of principal executive offices, including Zip Code)

                 (561) 793 7233

                 --------------

        Registrant's telephone number, including area code

Securities registered pursuant to Section 12(b) of the Exchange Act: NONE.

Securities registered pursuant to Section 12(g) of the Exchange Act:

          COMMON STOCK, PAR VALUE $0.001 PER SHARE.

                (TITLE OF CLASS)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Indicate by check mark whether the registrant is a well-known seasoned user (as defined in Rule 405 of the Securities Act). Yes [ ] No [X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this

Form 10-K. [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [ ]  Accelerated filer [ ]  Non-accelerated filer [X]

Indicate by check mark whether the registrant is a shell company (as defined in

Rule 12b-2 of the Exchange Act), Yes [ ] No [X]

The aggregate market value of the registrant's common stock (which is the only common equity of the registrant, voting or non-voting) held by non-affiliates computed by reference to the closing price of a share of the common stock as reported in the "Pink Sheets" of the Over The Counter market on March 30, 2006 was $3,617,262.

The number of shares of registrant's common stock outstanding as of January 15,

2007 was 5,735,561.

                                      PAGE

                                      ----

PART I

PART II

 ITEM 5  MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER

      MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES ............... 26

 ITEM 6  SELECTED CONSOLIDATED FINANCIAL DATA ............................ 27

 ITEM 7  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

 ITEM 9  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING

PART III

 ITEM 10 DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT .................. 70

 ITEM 11 EXECUTIVE COMPENSATION .......................................... 72

 ITEM 12 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PART IV

 ITEM 15 EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K . 78

SIGNATURES ................................................................. 80

                   PART I

ITEM 1.  BUSINESS

CORPORATE ORGANISATION

Spear & Jackson, Inc. ("Spear & Jackson", the "Company" or "we") currently conducts its business operations through its wholly owned subsidiaries, Spear &

Jackson plc and Bowers Group plc, and, until September 30, 2003, Mega Tools Ltd and Mega Tools USA, Inc. A brief summary of our corporate organizational history is as follows:

Incorporation of Megapro Tools, Inc.

The Company was incorporated under the name Megapro Tools, Inc., on December 17,

1998 under the laws of the State of Nevada. The Company was inactive until the acquisition of Mega Tools Ltd and Mega Tools USA, Inc., by means of a reverse acquisition, on September 30, 1999.

Incorporation of Mega Tools Ltd and Mega Tools USA, Inc.

Mega Tools Ltd was incorporated in British Columbia, Canada, on January 7, 1994.

Mega Tools USA Inc. was incorporated under the laws of the State of Washington on April 18, 1994. Prior to the acquisition by Megapro Tools, Inc., Mega Tools

USA Inc. was operated as a subsidiary of Mega Tools Ltd.

The acquisition of Mega Tools Ltd and Mega Tools USA, Inc. by Megapro Tools,

Inc.

On September 30, 1999 Mega Tools Ltd was acquired from Mrs. Maria Morgan,

Envision Worldwide Products Ltd, Mr. Robert Jeffrey, Mr. Lex Hoos and Mr. Eric

Paakspuu in exchange for the issue of 6,200,000 restricted shares in the common stock of Megapro Tools, Inc. These shares were valued at $275 for accounting purposes, representing the total paid-in-capital of the Mega Tools Ltd shares acquired. Mega Tools USA, Inc. was acquired from Mega Tools Ltd in exchange for the payment of $340,000 which was satisfied by the issuance of a promissory note to Mega Tools Ltd. The acquisition of Mega Tools USA, Inc. was completed immediately prior to the acquisition of Mega Tools Ltd. Megapro Tools, Inc. had no business assets prior to the acquisition of the two companies.

Prior to the acquisition of Mega Tools Ltd and Mega Tools USA, Inc., each of

Mrs. Maria Morgan, Mr. Robert Jeffery, Mr. Lex Hoos and Mr. Eric Paakspuu were shareholders of Mega Tools Ltd. Neither Mrs. Maria Morgan, Mr. Robert Jeffery,

Mr. Lex Hoos nor Mr. Eric Paakspuu was a director or officer of Mega Tools Ltd or Mega Tools USA and neither individual had any management role with Mega Tools

Ltd or Mega Tools USA, either before or after the acquisition. Envision

Worldwide Products Ltd owned 24.8% of the shares of Mega Tools Ltd prior to the acquisition of this interest by Megapro Tools, Inc.

The former stockholders of Mega Tools Ltd acquired a proportionate interest in

Megapro Tools, Inc. upon completion of the acquisition of Mega Tools Ltd and

Mega Tools USA. Mr. Neil Morgan, husband of Mrs. Maria Morgan, was sole promoter upon inception. Other than the issue of stock to Mrs. Maria Morgan upon the acquisition of Mega Tools Ltd, Mr. Morgan did not enter into any agreement with the Company in which he was to receive from or to provide to the company anything of value. Mr. Neil Morgan was the legal and beneficial owner of the interest in Mega Tools Ltd held by Mrs. Maria Morgan. Mrs. Morgan acquired the interest previously held by Mr. Morgan on April 16, 1999. Prior to the acquisition of Mega Tools Ltd and Mega Tools USA, Mr. Neil Morgan was the

president and chief executive officer of Megapro Tools, Inc. and each of Mega

Tools Ltd and Mega Tools USA. Mr. Morgan continued as president and CEO of

Megapro Tools, Inc. upon completion of this acquisition.

Acquisition of Spear & Jackson plc and Bowers Group plc by Megapro Tools, Inc.

On August 23, 2002, USI Mayfair Limited, a corporation organized under the laws of England and a wholly owned subsidiary of USI Global Corp., Megapro Tools,

Inc. ("Megapro") and S and J Acquisitions Corp. (a company incorporated on

August 22, 2002 under the laws of the State of Florida and a wholly owned subsidiary of Megapro Tools, Inc.) executed a Stock Purchase Agreement to acquire all of the issued and outstanding shares of Spear & Jackson plc and its affiliate, Bowers Group plc, owned by USI Mayfair Limited. The purchase price comprised 3,543,281 shares of common stock of Megapro and promissory notes in the principal amount of L150,000 pounds sterling ($232,860) ("the Transaction").

The Transaction closed on September 6, 2002.

Concurrently with the closing of the Transaction, and as a condition precedent thereto, Megapro closed a Private Placement pursuant to which it agreed to issue

6,005,561 shares of the common stock of Megapro to PNC Tool Holdings, LLC, a

Nevada limited liability company ("PNC"), in consideration for $2,000,000 (the

"Private Placement"). Mr. Dennis Crowley ("Crowley"), who became CEO of the company, was the sole owner of PNC.

In connection with the closing of the Transaction, certain principal shareholders of Megapro, including Envision Worldwide Products, Ltd, Neil Morgan and Maria Morgan contributed an aggregate of 4,742,820 shares of their common stock of Megapro to the capital of Megapro, and agreed to a two-year lock-up with respect to their remaining 192,480 shares of common stock of Megapro. The stockholders did not receive any consideration in connection with their contribution of shares. As a result of the closing of the Transaction and the

Private Placement, and upon the effectuation of all post closing matters,

Megapro had 12,011,122 shares of common stock outstanding, 6,005,561 shares of which were beneficially owned by PNC. The shares issued to PNC was subject to the terms of a Stockholder's Agreement and a Registration Rights Agreement.

In the Stockholders' Agreement dated as of September 6, 2002 by and among

Megapro Tools, Inc., USI Mayfair Limited, PNC and Crowley (the "Stockholders")

it was agreed that, other than certain "unrestricted transfers", the parties involved would not transfer any Company securities for the two years beginning on September 6, 2002. On September 6, 2002, under an unrestricted transfer relating to the transfer of stock from a permitted affiliate, USI Mayfair

Limited, transferred all of the Company securities owned by it, along with all of its rights under the Stockholders' Agreement, to USI Global Corp.

Since the date of the Transaction, the Company has not issued any shares of its stock except under a limited number of options and has not engaged in any financing using its stock.

Change of Name to Spear & Jackson, Inc.

On October 1, 2002, the Board of Directors unanimously executed a written consent authorizing and recommending that the stockholders approve a proposal to effect the change of name to Spear & Jackson, Inc. On October 2, 2002, company stockholders holding a majority of the voting power of the Company executed a written consent authorizing and approving the proposal to effect the name change.

The Board believed that the new name, Spear & Jackson, Inc., would reflect the change in business and would promote public recognition and more accurately reflect the Company's intended business focus.

On November 7, 2002, the name of the Company was changed from Megapro Tools,

Inc. to Spear & Jackson, Inc. through the filing of a Certificate of Amendment to the Company's Articles of Incorporation with the Secretary of State of the

State of Nevada.

Recent Regulatory Matters and Acquisition of Minority Interest by United Pacific

Industries Limited from Jacuzzi Brands, Inc.

On April 15, 2004, the US Securities and Exchange Commission filed suit in the

U.S. District Court for the Southern District of Florida against the Company and

Mr. Dennis Crowley, its then current Chief Executive Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the

Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

As a further measure, the Court appointed a Corporate Monitor to oversee the

Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock.

Following Mr. Crowley's suspension the Board appointed Mr. J.R. Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman.

Mr. William Fletcher, a fellow member of the Company's Board of Directors, who,

until October 27, 2004, was the Company's Chief Financial Officer, and who is a

director of Spear & Jackson plc, based in Sheffield, was elected to serve as acting Chief Executive Officer.

Following extensive settlement negotiations with the SEC and Mr. Crowley, the

Company reached a resolution with both parties. On September 28, 2004, Mr.

Crowley signed a Consent to Final Judgment of Permanent Judgment with the SEC,

without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of $3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000.

In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants International Media Solutions, Inc., Yolanda Velazquez and

Kermit Silva who are not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of

2002.

On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

Additionally, the Company entered into a Stock Purchase Agreement with PNC Tool

Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the Stock

Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC, which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the Sarbanes-Oxley Act of

2002.

With the return of the Spear & Jackson shares to the Company by PNC, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which at this time was a beneficial owner of 3,543,281 shares of common stock, had its interest in the

Company increased to approximately 61.8% of the outstanding common stock.

On April 11, 2005, Jacuzzi agreed to the termination of a previous letter agreement dated September 6, 2002, which supplemented the Stockholders'

Agreement of the same date. The letter agreement required Jacuzzi to vote a substantial portion of its voting stock in the Company in proportion to the vote of other stockholders of the Company. At the time the letter was executed,

Jacuzzi was a principal, but a minority shareholder of the Company. As explained above, with the return to the capital of the Company of the majority shareholder interest previously held by PNC, Jacuzzi now holds a majority capital stock interest in the Company, and the continuation of the letter agreement was no longer considered necessary for the fulfillment of its original intent. Jacuzzi also provided a general release to the Company and its affiliates excepting

Dennis Crowley and his spouse.

Disposal of Majority Interest by Jacuzzi to United Pacific Industries Limited

On April 21, 2005, Jacuzzi adopted a plan of disposition of its interest in the

Company's common stock. On March 23, 2006, Jacuzzi and its subsidiary undertaking, USI American Holdings, Inc. ("USI" and, together with Jacuzzi, "the

Seller") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"

with United Pacific Industries Limited ("UPI"), a Bermuda Corporation, whose shares are traded on the Hong Kong Exchange, to sell its entire holding of

3,543,281 shares of the common stock ("the Shares") of Spear & Jackson, Inc. to

UPI for $1.40 per share for an aggregate purchase price of $4,960,593.

The representations, warranties and covenants made by Jacuzzi and UPI are typical for this type of transaction, and include a covenant that restricts

Jacuzzi from soliciting or negotiating with a third party between the signing date of the Stock Purchase Agreement and the closing date of the transaction.

Jacuzzi has also agreed that, in connection with the closing of the transaction,

it will, among other things, cause UPI's designees and one designee of Jacuzzi to be elected to the Board of Directors of Spear & Jackson, Inc. and will use commercially reasonable best efforts so that such UPI designees are in sufficient numbers to give UPI a majority of the Board of Directors of the Spear

& Jackson, Inc. UPI has also agreed that neither it nor any of its affiliates will purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

The purchase of the Shares by UPI contemplated by the Stock Purchase Agreement was subject to the satisfaction of a number of closing conditions, including approval by UPI's shareholders and the United Kingdom Pensions Regulator, and receipt of certain other regulatory approvals as well as other customary closing conditions. A copy of the Stock Purchase Agreement is on file with the SEC in connection with the filing by Jacuzzi of a Schedule 13D/A on March 27, 2006.

The Seller and UPI entered into Amendment No. 1 dated as of May 4, 2006

("Amendment No. 1 to the Stock Purchase Agreement") to extend the date by which the Seller and UPI were required to lodge the clearance application with the UK

Pensions Regulator. The Seller and UPI subsequently received a comfort letter dated July 5, 2006 issued by the UK Pensions Regulator (the "Comfort Letter").

The Seller and UPI have agreed to waive the condition contained in the Stock

Purchase Agreement for a clearance from the UK Pensions Regulator and to accept the Comfort Letter in satisfaction of that condition.

The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated as of

July 10, 2006 ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which states the UK Pensions Regulator is of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the

Seller of all of its shares of Spear & Jackson, Inc. to UPI is not detrimental to the UK pension plan and the UK Pensions Regulator believes that a clearance is not necessary for the transaction.

In addition, pursuant to Amendment No. 2 to the Stock Purchase Agreement, UPI

agreed, subject to the Closing having occurred, to indemnify the Seller and JBI

Holdings Limited (the "Jacuzzi Indemnified Parties") should the UK Pensions

Regulator, regardless of the Comfort Letter, require any of the Jacuzzi

Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries.

In addition, UPI has also agreed that for a period of 12-months from the Closing

Date, UPI will not, and will use its best efforts to ensure that neither Spear &

Jackson, Inc. nor any of its subsidiaries will, take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the Jacuzzi Indemnified Parties in relation to any UK pension plan in which Spear & Jackson, Inc. or any subsidiary of Spear & Jackson, Inc. is an employer. Further, UPI agreed that for a period of 12-months from the Closing Date, that it will not (and will use its best efforts to ensure that neither Spear & Jackson, Inc. nor any subsidiary of

Spear & Jackson, Inc. will) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a 'Type A' event unless UPI procures that clearance is issued by the UK Pensions Regulator in relation to such event in terms which confirm that no Jacuzzi Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

Closing occurred on July 28, 2006.

On June 22, 2006, Jacuzzi and UPI filed a preliminary Form 14C with the SEC announcing notice of change in control and of a majority of directors pursuant to section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1

thereunder. The 14C indicated that three new directors would be designated by and elected to the Board of directors by UPI, to serve until the Company's next annual meeting. The 14C became effective on August 7, 2006, and the three new directors replaced the incumbent directors on about August 27, 2006. In the interim, the Board by resolution, appointed the three new directors--Lewis Hon

Ching Ho, Andy Yan Wai Poon and Maria Yuen Man Lam--to the Board effective on

August 9, 2006.

As previously reported by the Company, on July 28, 2006, Jacuzzi Brands, Inc.

together with USI American Holdings, Inc., completed the sale of their shares of common stock of Spear & Jackson (representing a majority interest) to United

Pacific Industries Limited, which shares are held by United Pacific Industries

Limited's wholly-owned subsidiary Pantene Global Holdings Limited (collectively,

"UPI"). On August 7, 2006, the Company filed with the Securities and Exchange

Commission, and mailed to the Company's stockholders, an Information Statement pursuant to Sections 14(c) and 14(f) of the Securities Exchange Act of 1934, as

amended, disclosing the intention of UPI to execute a written consent, as majority stockholder, electing to the Board of Directors the following UPI nominees: Lewis Hon Ching Ho; Andy Yan Wai Poon; and Maria Yuen Man Lam. On

August 9, 2006, the Board of Directors expanded the Board of Directors from three members to six members and elected as additional directors Messrs. Ho and

Poon and Ms. Lam. Information concerning the backgrounds of the new Directors is included in the Information Statement under the heading "Information Regarding the Executive Officers and New Directors".

The Board of Directors elected the new Directors as a means to facilitate the transition from the prior Board of Directors to the new Board of Directors.

Messrs. Harrington, Fletcher and Dinerman retired as Directors on or about

August 27, 2006. No new officers have been elected as yet by the Company.

Although Soneet Kapila has continued to serve as Corporate Monitor for the

Company, on January 10, 2007 he applied to the Court to terminate the role of

Corporate Monitor having determined that his function was no longer necessary.

The Court has not yet ruled on this application.

Brian C. Beazer, the Chairman of UPI, is a director of Jacuzzi and holds approximately 24.56% of the shares of UPI. David H. Clarke, who, until his retirement in September 2006, was the Chairman and Chief Executive Officer of

Jacuzzi, is a director of UPI and holds approximately 22.88% of the shares of

UPI. Mr. Clarke also holds approximately 28,350 shares of common stock of Spear

& Jackson, Inc., representing approximately 0.49% of the shares of Spear &

Jackson, Inc. but the shares of Spear & Jackson, Inc. owned by Mr. Clarke are not being purchased at the time of the sale of the Shares by the Seller to UPI.

Further Changes to Corporate Organization

During the year ended September 30, 2005 the Company set up a new sales and distribution facility, CV Instruments BV, in Maastricht, Holland. This new

facility specializes in the distribution of portable hardness testing equipment manufactured in China and the sale of general engineers hand tools.

Additionally, an allied manufacturing, quality control and distribution centre,

Bowers Eclipse Equipment Shanghai Co. Limited, was established in Shanghai,

China and it is expected to become fully operational as a distribution and manufacturing operation during the second quarter of fiscal 2007.

Exit from Screwdriver and Thread Gauge Measuring Operations

With effect from September 30, 2003 the Company exited its screwdriver operations following the disposition of the trade and assets of Mega Tools Ltd and Mega Tools USA, Inc.

The disposition of the trade and assets of the screwdriver division was undertaken by Neil Morgan who was then heading up the division. The Company believed that no specific authorization was afforded to Mr. Morgan to undertake that disposition. The disposition proceeds were in the form of $284,000 of loan notes and other receivables and the discharge of a loan of $100,000 owed by the

Company to the managing director of the screwdriver division. Full provision was made in the Company's Financial Statements against the recoverability of these disposition proceeds. It was subsequently agreed with Megapro that it would pay

Canadian $ 53,900 (approximately $41,000) in settlement of those debts and these were paid in monthly installments of Canadian $5,000 (approximately $3,800).

During the fourth quarter of fiscal 2005, the Company began marketing for sale certain assets associated with its UK thread gauge measuring business. On

February 28, 2006, the Company concluded the sale of these assets for a nominal consideration. The assets sold comprised plant and equipment, inventories and goodwill. The acquirer paid L1 sterling and assumed certain liabilities in respect of the leased premises from which the trade operates. The carrying values of the assets relating to this operation have been written down to estimated fair value and the net operations, cash flows and assets have been presented as "Discontinued Operations" in accordance with Statement of Financial

Accounting Standards ("SFAS") 144.

Recent Litigation Developments

Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by Company

stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and former acting Chief Executive

Officer. These suits alleged essentially the same claims as the SEC suit discussed above.

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Crowley in the class action had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited the sum of $650,000 into a Qualified

Settlement Fund, disbursement pending approval of the Court. Subsequent to this,

Sherb & Co. also agreed to the terms of the Settlement agreeing to contribute an additional $125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. Assuming that the preliminary approval is granted, the next step will be to notice the Class of the settlement and to set the approval process for final hearing and final approval before the Court. The matter will not be finally settled until the Court issues a final judgment approving the settlement.

Following the execution of the MOU, the lead plaintiffs commenced discovery procedures to confirm the fairness and reasonableness of the Settlement. The plaintiffs retain the right to terminate the Settlement if such discovery reveals that the Settlement is not fair, reasonable and adequate. Subject to these discovery procedures confirming the adequacy of the Settlement, all parties have agreed to use their best efforts to finalize an appropriate

Stipulation of Settlement and any other relevant documentation necessary to obtain approval by the Court of the settlement of this action.

If the Settlement outlined in the MOU is not approved by the Court or, if subsequently terminated, the terms of the above Settlement will be without prejudice, any settlement amounts already paid will be returned and parties will revert to their litigation positions immediately prior to the MOU.

Should the class action settlement be approved, to facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's Administrator applied to the

Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's

Administrator to disburse the collective funds.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint filed on June 1, 2005 in the Circuit Court for Palm Beach County,

Florida (Case No. CA005068). The suit named the Company as nominal defendant.

Also named as defendants were, former directors Robert Dinerman, William

Fletcher and John Harrington, in addition to Dennis Crowley and the Company's prior independent auditors, Sherb & Co. LLP.. The suit contains essentially the same factual allegations as the SEC suit, which was filed in April 2004 in the

U. S. District Court for the Southern District of Florida, and the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

Due to ongoing settlement discussions with the plaintiff's attorney, the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of up to $75,000 in legal fees. The settlement was filed with the Court in early November 2006, and if approved by the Court, will result in a dismissal of the suit and release the

Company and the former director defendants, Messrs Robert Dinerman, William

Fletcher and John Harrington. A Preliminary Approval hearing is scheduled on

February 4,2007. Dennis Crowley and Sherb & Co.continue as defendants in this suit.

SUMMARY OF PRINCIPAL OPERATIONS

Spear & Jackson, Inc., through its principal operating entities, as disclosed in note 1 to the financial statements, manufactures and distributes a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australasia, North and South America,

Asia and the Far East. These products are manufactured and distributed under various brand names including:

   *  Spear & Jackson - garden tools;

   *  Neill - hand tools;

   *  Bowers - bore gauges and precision measuring tools;

   *  CV - precision measuring instruments;

   *  Robert Sorby - wood turning tools;

   *  Moore & Wright - precision tools;

   *  Eclipse - blades and magnetic equipment;

   *  Elliot Lucas - pincers and pliers; and

   *  Tyzack - builders' tools

Until the disposition of the screwdriver division in September 2003, the Company also manufactured and sold a range of patented multi-bit screwdrivers under the

"Megapro" brand name. The Company also manufactured and sold a rage of thread gauge measuring equipment under the "Coventry Gauge" logo until the sale of the principal business assets of that operation in February 2006.

The Company's four principal business units and their product offerings can be summarized as:

1)  NEILL TOOLS, consisting of Spear & Jackson Garden Tools and Neill Tools,

   manufactures, among other products, hand hacksaws, hacksaw blades, hacksaw frames, builder's tools and wood saws, all non-powered. In addition, Neill

   Tools has supplemented its UK manufactured products with factored products and bought in components from Far Eastern and Indian suppliers. Neill Tools product offering now includes a full range of hand power tools and, from

   January 1, 2005, Spear & Jackson Garden Tools' range has been supplemented by a portfolio of electric powered garden tools.

2)  ECLIPSE MAGNETICS' key products are permanent magnets (cast alloy),

   magnetic tools, machine tools, magnetic chucks and turnkey magnetic systems. Products range from very simple low-cost items to technically complex high value added systems. In addition, Eclipse Magnetics engages in the trading of other magnetic material, sourced from the Far East, both to end-customers as well as parts to UK manufacturers. Eclipse is also involved in applied magnetics and supplies many areas of manufacturing with products such as separators, conveyors, lifting equipment and material handling solutions.

3)  The Company's metrology division comprises:

   MOORE & WRIGHT which manufactures a wide variety of products. The core product ranges principally include low technology measuring tools and hand held gauges for checking the threads, diameters and tapers of machined components. This division has supplemented its manufactured products with a range of factored items.

   BOWERS METROLOGY, which is a manufacturer of high specification metrology instruments including precision, bore gauges, which measure the diameter of machined components. In addition to the core range of bore gauges, the

   Company also manufactures universal gauges and hardness testing equipment.

   In December 2004, the division secured the European distributorship rights for a range of premier portable hardness testers sourced from China. This distribution operation is operated through a specifically formed Dutch subsidiary company, CV Instruments Europe BV, based in Maastricht, Holland.

   An allied manufacturing, quality control and distribution centre, Bowers

   Eclipse Shanghai Equipment Limited, was established in Shanghai, China,

   during the year ended September 30, 2005.

4)  ROBERT SORBY is a manufacturer of hand held wood working tools and complementary products. The products are handcrafted with strong aesthetic appeal.

In addition, Spear & Jackson, Inc. has subsidiary companies in France (Spear &

Jackson France SA) and Australasia (Spear & Jackson (Australia) Pty Limited and

Spear & Jackson (New Zealand) Limited) which act as distributors for Spear &

Jackson and Bowers manufactured products and complementary products sourced from third party suppliers.

BUSINESS SEGMENTS

The Company's continuing operations can be analyzed into three business segments, hand and garden tools, magnetic products and metrology tools.

The following table sets forth external sales by segment as a percentage of total sales:

Business segment       % of Total Sales

----------------      ---------------------

              2006   2005  2004

Hand and garden tools ... 71.33  72.65  75.57

Magnetic products ....... 11.20  10.48  9.24

Metrology tools ......... 17.47  16.87  15.19

For further detailed financial information by reportable segment including sales, profit and loss, and total asset information see Note 18 in the "Notes to the Consolidated Financial Statements" included within this Annual Report on

Form 10-K. Also included within Note 18 is a detailed geographical analysis including sales, profit and loss, and total asset information.

RESEARCH AND DEVELOPMENT

The Company invests in the development of new products and manufacturing processes. Direct costs associated with new tooling for products are capitalized, where material. All other costs, including salaries and wages of employees involved in research and development projects, are expensed as incurred.

SEASONALITY

Garden tool sales are seasonal by nature. Sales of such products typically peak in the second and early part of the third quarter of the Company's financial year when northern hemisphere customers increase order levels in anticipation of the start of the spring gardening season. Garden product sales are lowest in the first quarter of the financial year and the Company attempts to mitigate the adverse impact of this by introducing various incentives to encourage customers to place orders early.

STRATEGY

We currently sell our products to industrial, commercial and retail markets throughout the world, with a significant concentration in the United Kingdom,

European Union, Australia, New Zealand and the Far East.

These markets chiefly comprise:

The non-powered hand tool industry in which the Company has hand tool,

engineers' hand tool and garden tool business interests. These products are typically sold in industrial catalogs, hardware stores, garden centers and multiple retailers. This industry is highly mature with clearly defined traditional brand names being joined by a broad base of "house brands" typically supplied from third world manufacturers.

The magnetic industry. This can be split into magnet manufacturers and magnetic integrators. The magnet users and integrators utilize the magnetic materials to produce products such as security sensors, electrical windows and magnetic filters and lifters.

The metrology industry, which can be split into two main market segments: (i)

low tolerance tools such as tape measures, rulers and protractors and (ii)

surface roughness measuring equipment and laser measuring instruments, etc.,

used in the exact measurement of technologically precise machined components.

The Company's Bowers Metrology Group presently operates in the latter market segment on a worldwide basis.

The hobbyist and professional wood turning industry. This industry is relatively small and caters to individuals who have reasonable disposable income, often retirees, or who are professional wood turners producing craft products.

Our strategy is to maintain and develop the revenues of our businesses through such methods as:

*  Maintaining and heightening the profile of our existing quality brand names. Such activity will comprise trade, general and TV advertising,

   extensive promotional work at trade shows, the development of corporate web sites, etc.

*  Continuous product improvement and innovation.

*  Increasing market share by offering highly competitive product offerings.

*  The launch of new and innovative product and product ranges.

*  Improving manufacturing efficiencies and continually reviewing other cost saving measures.

PRODUCTS AND SERVICES

The Company offers a comprehensive range of tools and equipment ranging from hacksaw blades to pliers, from secateurs to digging forks and from a simple red magnet to a computer controlled materials handling system.

With regard to the products supplied by the company, those classes of similar products which accounted for 10% of more of total consolidated revenue in the last 4 years were as follows:

Product Type                     % of Total Revenue

------------                 -----------------------------------

                       2006   2005   2004   2003

Industrial Cutting Tools

 (hacksaws, hacksaw blades, small saws,

 saw frames, woodsaws and holesaws) ....   19.23   18.63   19.87   15.84

Garden, Digging and Cutting Tools

 (manual and powered) ..................   26.59   28.44   31.48   26.68

Electrical tools including power tools

 and compressors........................    N/A    N/A    N/A   11.97

Magnetic products.......................   10.90   10.69    N/A    N/A

Metrology products including gauges,

 micrometers and precision tools........   17.50   17.26   15.28   14.46

The company's product offerings comprise both own-manufactured items and products sourced from third party suppliers. Products manufactured by the company broadly comprise:

(a) Hand & Garden Tools Division

   Industrial tools comprising:

     - Hacksaw Blades

     - Small Saws and Woodsaws

     - Saw Frames

     - Holesaws

     - Nutspinners and Riveters

     - Builders' Tools

An extensive range of garden tools comprising spades, forks, shovels,

cultivators and other agricultural and contractor's tools was manufactured at the Company's UK plant in Wednesbury until the closure of that facility in

November 2006. After that date comparable products have been sourced from overseas.

(b) Metrology Division

     - Gauges

     - Squares and Rules

     - Calipers and Dividers

     - Micrometers

     - Hardness Testing Equipment

(c) Magnetics Division

     - Popular and Industrial Magnets

     - Chucks

     - Magnetic Tools

     - Lifters and Separators

     - Workholding and Handling Systems

Of the total sales revenues arising in the year ended September 30, 2006, 43.6%

of the revenues were attributable to the sale of non-manufactured, factored products sourced from external suppliers. The percentage of total revenues generated in the year ended September 30, 2005 and September 30, 2004 which related to such factored items were 40.6% and 37% respectively.

The Company's principal manufacturing sites can be summarized as:

                               Number of

   Name/Location       Products Manufactured     Employees

   -------------       ---------------------     ---------

A.  UK:

   Neill Tools        Hand tools            164

   Atlas Site, Sheffield

   Robert Sorby       Woodturning tools         31

   Sheffield

   Bowers Metrology     Precision measuring tools     66

   Bradford

Up to the date of their closure in November and December 2006, the Company also manufactured a range of garden tools at its UK plant in Wednesbury and a range of magnetic products at its premises in Vulcan Road, Sheffield, England.

B.  France:

   Spear & Jackson      Assembly of garden tools     28

   France

We maintain strict internal quality controls to monitor the standard of production at the various facilities. In addition, the quality of externally sourced finished products is checked by frequent tests and certification.

The raw materials utilized in our manufacturing processes typically comprise steel (hot rolled, cold rolled, bright drawn, high speed, stainless) and other alloys and castings, wood and plastics, paint and other coating materials,

packaging, bought in component parts and various abrasives, lubricants, tooling and adhesives which are used in the manufacturing processes.

The Company regards these raw materials to be generally available and not subject to restricted provision. Accordingly, the Company believes that there are alternate sources for each category of raw materials that could be secured without significant delay, if necessary.

WORKING CAPITAL

The Company principally builds inventory to known or anticipated customer demand. In addition to normal safety stock levels, certain additional inventory levels may be maintained for products with long purchase and manufacturing lead times or prior to manufacturing suspensions or cessations. The Company believes that it is important to carry adequate inventory levels of raw materials and component parts to avoid production and delivery delays that detract from its sales effort.

Sales of the Company's garden product ranges are lowest in the first quarter of the financial year. The Company attempts to mitigate the adverse impact of this by introducing various incentives, including extended payment terms, to encourage customers to place orders early.

TOTAL BACKLOG ORDERS

As at November 24, 2006 there were $6.2 million backlog orders (November 25,

2005, $5.8 million). Given the nature of the business, the portion of these orders which will not be fulfilled within the current year will be immaterial.

NEW PRODUCTS

The Company's policy is to support its core product offering with a pipeline of new products and range extensions. In the 12 months to September 2006 new product range launches and other significant product related business developments have included:

NEILL TOOLS

*  Neill Tools successfully tendered to supply S&J branded woodsaws to a large

   UK builders' merchant, with deliveries commencing in February 2006.

*  An exclusive supply agreement with a large UK catalog house was also negotiated to supply a range of garden power tools during February and

   March 2006.

ECLIPSE

New products introduced during the year include:

*  "Micromag" filtration device

*  PLC controlled auto shuttle separator

*  Circular magnet sieve

*  Hydraulic oil filter and domestic boiler filter

*  Thin plate lifter and private label simple filter

BOWERS

*  The division successfully launched the Bowers Xtreme waterproof 3-point gauge in the US.

*  The new "Snapmatic" range of high precision snap gauges was launched at the biennial MACH tradeshow in May 2006. The first major shipments were fulfilled in quarter 4 of fiscal 2006.

SPEAR & JACKSON FRANCE

*  Spear & Jackson France has extended its product offerings to include a specialized bonsai range. Certain existing product lines, including thermometers, children's tools and S&J garden tools have also been revised.

ROBERT SORBY

*  Robert Sorby completed the development of the e-commerce site for its retail store in order to add sales revenues at no extra cost.

AUSTRALASIA

*  In Australia and New Zealand new and extended ranges under the S&J brand across garden digging, cutting, hand saw, masonry and air tool categories have been introduced.

CUSTOMERS

The Company has a broad customer base with no single customer accounting for greater than 10% or greater of total sales.

MARKETING AND DISTRIBUTION

Our products are distributed in the United Kingdom, European Union, Australasia,

North and South America, Asia and the Far East.

They are sold through various distribution channels supported by in-house sales professionals. Products are handled by mass merchants, independent sales agents,

engineering distributors, as well as sales direct to retailer and end users.

Specific marketing policies and distribution routes are adopted by the divisions, reflecting either the value of the product being marketed or its complexity. For the high volume, low unit value products such as garden tools,

hand tools and certain magnetic and metrology tools, the normal course of distribution is via the merchandiser or industrial tool distributors. For low volume, high unit value products, such as magnetic systems and precision laboratory based measuring machines, the normal route would be direct to the end user.

The garden and hand tools are primarily sold through three main channels,

retail, wholesale and industrial. The metrology and magnetics divisions sell through industrial product distributors and directly to end-users. The hobby products are sold by hobby retailers and in their speciality catalogs.

BRANDS

A significant part of the Company's operation is branding and brands strategy.

Spear & Jackson has held leading brand names in its core business since 1760.

Neill Tools is one of the largest British based manufacturers of hand tools with leading brand names such as Neill Tools, Eclipse, Elliott Lucas and Spear &

Jackson. In the metrology division, the Moore & Wright brand has been recognized for over 100 years for its traditional craftsmanship while the Bowers name has been at the forefront of international precision measuring equipment for over 50 years. Eclipse Magnetics is a recognized brand name in the UK manufacturing industry because of its long history of supplying quality magnetic tools. Robert

Sorby is a recognized specialist in marketing its wood turning tools.

COMPETITION AND COMPETITIVE CONDITIONS

Each of the Company's divisions operates in mature sectors and under extremely competitive market conditions. This situation has been increasingly exacerbated by the influx of low-cost Far Eastern and third world imports ensuring that outstanding brand recognition and superior quality and performance are of paramount importance.

The major competition for our hand and garden tools comes not only from the low-cost Far Eastern imitations but also many established companies such as

Stanley in hand tools and Fiskars in garden cutting tools, while Ames/True

Temper possesses a significant share of the North American lawn and garden tools market. The trend towards cheap Far Eastern products, the shift in customer profile in the United Kingdom from specialized tool distributors to large DIY,

or 'one-stop shops' and, in the past, brand equity dilution due to lower levels of marketing and advertising, has placed significant pressures upon the maintenance of market share. Likewise, in our French distribution outlet, the ability to compete effectively with suppliers from the Far East is problematic and there have also been significant inroads made by cheaper, lower quality

Eastern European products.

Although certain of our competitors are substantially larger than us and have greater financial resources, we believe that we compete favorably with other hand and garden tools companies because of the quality of our products, their pricing and imaginative design, our ability to introduce niche products which are clearly differentiated from competitor offerings and the level of our customer support. Our reputation, customer service and unique brand offerings enable us to build and maintain customer loyalty.

In our New Zealand and Australian distribution units, while price pressure has been exerted through the increasing availability of tools manufactured from within the Pacific Rim, the divisions are well placed to develop their position as recognized and respected tool distributors marketing lines from manufacturers all over the world who do not have, or do not wish to have their own presence in either New Zealand or Australia.

With regard to our metrology operation, Bowers is a relatively small player compared to its major competitors such as Mitutoyo, and, as such, is less able to offer a complete product range. In addition, its traditionally heavy reliance on the North American economy, the threat offered by low price Chinese imports and the decline in availability of high-skilled engineers in the United Kingdom,

has directed the company's product ranges towards the "high technology" market segment. Patented digital technology has staved off domination from Chinese manufacturers while in certain areas, such as bore gauging, the complexity and quality of the design has meant that Chinese competition has been insignificant.

Indeed Bowers is recognized as a global leader in the precision bore gauge market.

Eclipse Magnetics mirrors a similar picture with a great deal of competition coming from Europe and the Far East. The launch of quality, high-standard products at competitive prices is anticipated to maintain and increase the

Eclipse Magnetics market share.

Although one of the smaller divisions within the group, Robert Sorby is a world leader in turning tools, competing with the likes of Henry Taylor and Pfeil. It is a premier manufacturer of high specification tools within the niche woodworking tools market and seeks to differentiate itself from the large number of manufacturers producing DIY type woodworking tools through quality, design and brand.

EMPLOYEES

The number of persons employed by the Company and its wholly owned subsidiaries at September 30, 2006, 2005 and 2004 were 589, 710 and 755 respectively. 173 of the Company's employees are subject to union agreements. Our Company's union contracts with Neill Tools at the Company's Atlas site fall due for negotiation in June 2007 and the agreements with the Bowers workforce at Bradford in the UK fall due for renegotiation in July 2007. The Company believes its relationship with employees is good.

CAPITAL EXPENDITURE

Capital expenditure in the years ended September 30, 2006, 2005 and 2004 was

$1.6 million, $1.4 million and $7.2 million respectively. Capital expenditure in the year ended September 30, 2006 related to $1.0 million regarding the updating of manufacturing plant and equipment and the further automation of the Company's manufacturing facilities. The remaining $0.6 million was incurred in the part replacement of the UK and New Zealand motor vehicle fleet. Capital expenditure in the forthcoming financial year is expected to be approximately $2.25 million and will be used to replace key elements of the Company's computer hardware at its Sheffield headquarters and to improve the Company's existing facilities,

expand its manufacturing capabilities and increase productivity.

INTELLECTUAL PROPERTY

Our ability to compete effectively depends in part on the protection of our license patents, designs and trademarks, which are used in the design, marketing and sales of our many products. We can provide no assurance to investors that the patents and trademark licensed by us will not be challenged, invalidated, or circumvented by other manufacturers.

The Company has approval for 6 patents. The filing dates for these patents range between June 1999 and January 2004 and the expiration dates will, therefore,

normally occur 20 years after these original dates of application. These patents are registered in Great Britain, Canada, and Taiwan and relate to tools produced by the Company and to specific mechanisms utilized in certain products manufactured by the Company.

In addition, the Company has 373 trademarks and 42 designs registered throughout the world. The renewal dates for the trademarks range from February 2007 to

August 2021. The registered designs fall due for renewal between June 2007 and

September 2010.

The designs to which the Company currently maintains rights comprise 8 registered designs issued by the United States, 1 registered design issued by

Canada, 21 registered designs issued by Great Britain, 6 registered designs issued by Taiwan, 3 registered designs issued by France, 1 registered design issued by New Zealand, 1 registered design issued by Australia, and 1 registered design issued by India. The registered designs relate to certain tools manufactured by the Company.

INFORMATION AVAILABLE ON SPEAR & JACKSON WEBSITE

We make available on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The Company's internet address is http://www.spear-and-jackson.com.

These documents are also available in print to any shareholder who requests by sending a letter addressed to the Secretary of the Company.

ITEM 1A. RISK ANALYSIS

Historically, Spear & Jackson, Inc. ("Spear & Jackson", "the Company", "we") has

achieved growth by the development of new products, strategic acquisitions and expansion of the Company's sales organization. There can be no assurance that the Company will be able to continue to develop new products, effect corporate acquisitions or expand sales to sustain rates of revenue growth and profitability in future periods. Any future success that the Company may achieve will depend upon many factors including factors which may be beyond the control of the Company or which cannot be predicted at this time.

Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, actual results may differ materially from our expectations. Uncertainties and factors which could cause actual results or events to differ materially from those set forth or implied include, without limitation:

THE COMPANY IS SUBJECT TO A NUMBER OF SIGNIFICANT RISKS THAT MIGHT CAUSE THE

COMPANY'S ACTUAL SALES TO VARY MATERIALLY FROM ITS FORECASTS, TARGETS, OR

PROJECTIONS, INCLUDING:

   - achieving planned revenue and profit growth in each of the Company's business units;

   - changes in customer requirements and in the volume of sales to principal customers; renewal of material contracts in the Company's business units consistent with past experience;

   - the timing of orders and shipments;

   - emergence of new competitors or consolidation of existing competitors;

   - continued absence of consolidation among key customers;

   - Industry demand fluctuations.

Our expectations for both short- and long-term future net revenues are based on our own estimates of future demand. Orders from our principal customers are ultimately based on demand from end-users and such prospective end-user demand can be difficult to measure. Low end-user demand would negatively affect orders we receive from distributors and other principal customers and this would mean that our revenues in any fiscal period could be adversely impacted. If our estimates of sales are not accurate and we experience unforeseen variability in our revenues and operating results, we may be unable to adjust our expense levels accordingly and our profit margins will be adversely affected.

A number of our products are sold through distributors and large retailers. No assurances can be given that any or all such distributors or retailers will continue their relationship with us. Distributors and other significant retail customers cannot easily be replaced and the loss of revenues and our inability to reduce expenses to compensate for the loss of revenues could adversely affect our net revenues and profit margins.

With the growing trend toward retail trade consolidation, especially in the developed US, European and Australasian markets, certain of our product groups are sold to key retailers whose bargaining strength is growing. Accordingly, we face greater pressure from such significant retail trade customers to provide more favorable trade terms with, accordingly, the risk of margin dilution. We can also be negatively affected by changes in the policies of our material retail trade customers, particularly with regard to the reduction of trade inventory levels, access to shelf space, and other conditions.

The market for certain of the Company's products is subject to economic conditions affecting the industrial manufacturing sector, including the level of capital spending by industrial companies and the general movement of manufacturing to low cost foreign countries where the Company may not have a competitive market presence. Accordingly, economic weakness in the industrial manufacturing sector may result in decreased demand for certain of the Company's products, which will impact negatively on the Company's trading performance.

Economic weakness in the consumer market will also have a detrimental effect on the Company's profitability. In the event that demand for any of the Company's products declines significantly, the Company could be required to recognize certain costs as well as asset impairment charges on long-lived assets related to those products.

RISKS ASSOCIATED WITH THE SUCCESSFUL AND TIMELY INTEGRATION OF ANY SIGNIFICANT

BUSINESSES ACQUIRED BY THE COMPANY AND REALIZATION OF ANTICIPATED SYNERGIES:

The Company has made, and in the future may make, acquisitions of, or significant investments in, businesses with complementary or aligned products and services or in new start up businesses. Acquisitions involve numerous risks,

including but not limited to: (1) diversion of management's attention from other operational matters; (2) inability to complete acquisitions along anticipated timescales, or at all; (3) lack of success in realizing anticipated synergies from acquisitions and investments (4) weaknesses in acquired company's internal controls; (5) worse-than-expected performance of the acquired company or its product offerings; (6) unknown, underestimated and/or undisclosed commitments or liabilities; (7) failure to integrate and retain key employees; and (8)

unsuccessful integration of operations. The Company's inability to effectively manage these risks could materially and adversely affect the Company's business,

financial condition and results of operations.

RISKS ASSOCIATED WITH MAJORITY STOCKHOLDER

As detailed in the footnotes to the consolidated financial statements, on July

28, 2006, the Company's majority stockholder, Jacuzzi Brands, Inc. ("Jacuzzi"),

completed the sale of its 61.8% stockholding in Spear & Jackson, Inc. to United

Pacific Industries Limited, a Bermuda corporation, and its wholly-owned subsidiary Pantene Global Holdings Limited (collectively, "UPI"). This change in ownership and control of the Company may have a significant impact on its future strategy, the way that it conducts its operations and the size and composition of its earnings and net assets, since UPI can influence substantially all matters requiring stockholder approval by simple majority in excess of 50%,

including the election of directors, the approval of significant corporate transactions, such as acquisitions, the ability to block an unsolicited tender offer and any other matter requiring a vote of shareholders.

Additionally, based on its majority ownership, UPI is in position to complete a merger or other transaction involving the Company, subject to compliance with applicable regulatory requirements, which could result in the elimination of minority stockholders. UPI paid Jacuzzi $1.40 per share for its shares of common stock of the Company. UPI has agreed that for a one-year period following the closing of its acquisition of the majority interest in the Company, should UPI or any of its affiliates acquire any additional shares of the Company, the purchase price per share will not be less than $1.40. However, UPI is under no obligation to acquire any additional shares of the Company.

RISKS CONCERNING THE CONTINUING AVAILABILITY OF APPROPRIATE RAW MATERIALS AND

FACTORED PRODUCTS:

The Company's business units source raw materials, component parts and factored goods from a wide range of domestic and foreign suppliers. If the business units experience difficulties in obtaining sufficient supplies of such items as a result of component prices becoming unreasonable, interruptions in supply due to natural disaster, economic or political difficulties, changes in regulatory requirements and tariffs, quarantines or other restrictions, the Company would experience resultant delays in the shipping of its products to customers which would have a negative impact on our revenues.

RISKS CONCERNING THE MAINTAINING AND IMPROVEMENT OF CURRENT PRODUCT MIX:

If we fail to appropriately manage our cost structure to reallocate resources to areas that will provide the best long-term benefits to our customers and shareholders, our reporting results will be adversely affected. For instance, we may experience unfavorable shifts in product mix or reductions in demand for a product or products that could dilute margins or limit our ability to spread manufacturing costs over normal levels of sales volume.

RISKS RELATING TO INCREASING PRICE, PRODUCTS AND SERVICES COMPETITION:

The markets for our products are characterized by intense competition and pricing pressures. We compete with businesses having substantially greater financial, research and development, manufacturing, marketing, and other resources. If we are not able to continually design, manufacture, and successfully introduce new or enhanced products or services that are comparable or superior to those provided by our competitors and at comparable or better prices, we could experience pricing pressures and reduced sales, profit margins,

profits, and market share, each of which could have a materially adverse effect on the Company's sales and margins.

RISKS IN CONNECTION WITH CHANGES IN COMPANY INVENTORY LEVELS:

Our inventory is subject to risks of changes in market demand for particular products. Our inability to obtain critical parts and supplies or any resulting excess and/or obsolete inventory could have an adverse impact on our results of operations.

RISKS CONCERNING THE TIMELY IMPLEMENTATION OF THE COMPANY'S RESTRUCTURING

PROGRAMS AND FINANCIAL PLANS:

The Company continues to evaluate plans to consolidate and reorganize some of its manufacturing and distribution operations. There can be no assurance that the Company will be successful in these efforts or that any consolidation or reorganization will result in revenue increases or cost savings to the Company.

The implementation of these reorganization measures may disrupt the Company's manufacturing and distribution activities, could adversely affect operations,

and could result in asset impairment charges and other costs that will be recognized if and as these reorganization or restructuring plans are implemented or the related obligations are incurred.

RISKS INHERENT IN OUR DEPENDENCE ON INTERNATIONAL SALES AND FOREIGN OPERATIONS:

Our principal business locations are situated in the UK, France, the

Netherlands, Australasia and China and we generate sales from many areas of the world involving transactions denominated in a variety of currencies. The Company is subject to currency exchange rate risk to the extent that its costs are denominated in currencies other than those in which its revenues are derived. In addition, since our financial statements are denominated in U.S. dollars,

changes in currency exchange rates between the U.S. dollar and other currencies have had, and will continue to have, an impact on our earnings and net assets.

Accordingly, we cannot be certain that currency exchange rate fluctuations will not adversely affect our future results of operations and financial condition.

As explained above, a significant proportion of sales are made by our businesses, particularly those in the UK, into foreign export markets. We anticipate that the portion of our total revenue from international sales will continue to increase as we further enhance our focus on developing new products,

establishing new business partners and strengthening our presence in key growth areas. These overseas interests will therefore be subject to various financial and operating risks that arise from conducting business internationally,

including:

   - unexpected changes in, or the imposition of, additional legislative or regulatory requirements in the various geographical regions where the Company operates ;

   - fluctuating exchange rates;

   - tariffs and other barriers;

   - difficulties in staffing and managing foreign sales operations;

   - import and export restrictions;

   - greater difficulties in accounts receivable collection and longer payment cycles;

   - potentially adverse tax consequences;

   - potential hostilities and changes in diplomatic and trade relationships.

RISKS CONCERNING THE CONTINUING DEVELOPMENT AND MAINTENANCE OF APPROPRIATE

BUSINESS CONTINUITY PLANS FOR THE COMPANY'S PROCESSING SYSTEMS:

Our results could be adversely affected if we are unable to implement improvements in our reporting systems without significant interruptions in our accounting, order entry, billing, manufacturing and other customer support IT functions.

Additionally, should employee time and advisory costs to be incurred in respect of compliance with Section 404 of the Sarbanes-Oxley Act 2002 be higher than management's expectations, this may also have a negative impact on Company earnings.

RISKS IN CONNECTION WITH ATTRACTING AND RETAINING QUALIFIED KEY EMPLOYEES:

The success of the Company's efforts to grow its business depends on the contributions and abilities of key executive and operating officers and other personnel. The Company must therefore continue to recruit, retain and motivate management and operating personnel sufficient to maintain its current business and support its projected growth. A shortage of these key employees might jeopardize the Company's ability to meet its growth targets.

RISKS RELATING TO MATERIAL BREACHES OF SECURITY OF ANY OF THE COMPANY'S SYSTEMS:

The Company's management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of financial reporting for external purposes in accordance with accounting principles generally accepted in the United States of America.

Internal control over financial reporting includes: maintaining records that in reasonable detail accurately and fairly reflect the Company's transactions;

providing reasonable assurance that transactions are recorded as necessary for preparation of the financial statements; providing reasonable assurance that receipts and expenditures of the Company's assets are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition, use or disposition of the Company assets that could have a material effect on the financial statements would be prevented or detected on a timely basis. Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of the Company's financial statements would be prevented or detected. Any failure to maintain an effective system of internal control over financial reporting could limit the Company's ability to report its financial results accurately and timely or to detect and prevent fraud.

RISKS CONCERNING SIGNIFICANT INCREASES IN THE COST OF PROVIDING PENSION BENEFITS

TO EMPLOYEES AND RETIREES:

The Company has a defined benefit pension plan ("The Pension Plan", "The Plan")

covering certain of its UK employees, former employees and retirees. The Pension

Plan assets are invested primarily in equity securities and fixed-income government and corporate securities. At present, the Pension Plan has pension liabilities that exceed its assets. Under applicable law, we are required to make cash contributions to an under funded pension plan to the extent necessary to comply with minimum funding requirements imposed by regulatory demands. The amount of such cash contributions is based on an actuarial valuation of the

Plan.

A number of statistical and other factors which attempt to anticipate future events are used by the actuaries in calculating the expense and liability related to the plan. These factors include assumptions about the discount rate,

expected return on plan assets and rate of future compensation increases as determined by us, within certain guidelines, and in conjunction with our actuarial consultants and auditors. Our actuarial consultants also use subjective factors such as withdrawal and mortality rates to estimate the expense and liability related to these plans. The actuarial assumptions used by us may differ significantly, either favorably or unfavorably, from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of participants.

The funding status of the Plan can therefore alter as a result of changes in the actuarial assumptions used, changes in market conditions and a number of other factors. We cannot provide assurance that the value of the Pension Plan assets,

or the investment returns on those Plan assets, will continue to be sufficient in the future. It is therefore possible that we may be required to make significant additional cash contributions to the Plan which would reduce the cash available for other business requirements, or that we will have to recognize a significant pension liability adjustment which would decrease the net assets of the Company.

RISKS RELATED TO RAW MATERIAL AND ENERGY COSTS:

The prices of many of the Company's raw materials vary with market conditions.

In addition, the price of many of the Company's finished goods that are sourced from overseas' suppliers are impacted by changes in currency rates, freight costs and raw materials at the point of production.

We purchase the majority of our raw materials for our products on the open market and we also rely on third parties for the sourcing of certain finished goods and component parts and assemblies. Accordingly, our cost of products may be affected by changes in the market price of raw materials, sourced components or finished goods.

Gas, electricity and other utility prices have become increasingly volatile in the UK, where we have a significant manufacturing presence. This situation has been exacerbated by price increases for certain of our raw materials,

particularly steel, cobalt and plastics. We do not generally engage in commodity hedging transactions for raw materials.

Significant increases in the prices of raw materials, sourced components,

finished goods or other commodities could require us to increase the prices of our products, which may reduce consumer demand for our products or make us more susceptible to competition. The Company's ability to pass these increases on to its customers varies depending on the product line, rate and magnitude of any increase. There may be periods of time during which increases in these costs cannot be recovered and our profitability will be adversely affected.

RISKS ASSOCIATED WITH FOREIGN SUPPLIERS:

We purchase a growing portion of our products from foreign suppliers based in

India and the Far East. In line with the those risks, outlined above, associated with our foreign operations and international selling, our use of foreign suppliers also causes increased risk to our business due to:

   - increases in transportation costs;

   - new or increased import duties;

   - transportation delays;

   - foreign work stoppages;

   - potential war, terrorism and political unrest;

   - exchange rate fluctuations that could increase the cost of foreign manufactured goods.

RISKS CONCERNING THE CONTINUED AVAILABILITY OF FINANCING, AND FINANCIAL

RESOURCES ON THE TERMS REQUIRED TO SUPPORT THE COMPANY'S FUTURE BUSINESS

STRATEGIES:

We believe that our existing balances of cash, cash equivalents, our cash flow from operations, and the existing credit facilities negotiated for the Company's

UK and other operations will be sufficient to meet our cash needs for working capital and capital expenditures for at least the next 12 months. We may,

however, require additional financing to fund our operations in the future.

Although we expect existing debt financing arrangements and cash flows generated from operating activities to be sufficient to fund operations at the current and projected levels in the future, there is no assurance that our operating plan will be achieved. We may need to take actions to reduce costs and to seek alternative financing arrangements.

RISKS RELATING TO THE OUTCOME OF PENDING AND FUTURE LITIGATION AND GOVERNMENTAL

OR REGULATORY PROCEEDINGS:

As discussed in the footnotes to the consolidated financial statements, we are,

and have been, involved in various pending litigation matters arising out of main and Derivative Class Action claims and also from the ordinary routine conduct of our business, including, from time to time, litigation relating to such items as commercial transactions, contracts, and environmental matters. The final outcome of such matters cannot always be determined with certainty and such actions may therefore have a material adverse effect on the Company's financial position and its results of operations or cash flows.

RISKS ASSOCIATED WITH OUR ACCOUNTING POLICIES AND ESTIMATES THAT MAY HAVE A

MATERIAL EFFECT ON THE COMPANY'S FINANCIAL RESULTS:

Significant accounting policies and estimates have material effects on our calculations and estimations of amounts in our financial statements. Our operating results and balance sheets may be adversely affected either to the extent that actual results prove to be adversely different from previous accounting estimates or to the extent that accounting estimates are revised adversely. We base our critical accounting policies, including our policies regarding revenue recognition, reserves for returns, rebates, and bad debts,

deferred tax asset recognition, pension plan assumptions and inventory valuation, on various estimates and subjective judgments that we may make from time to time. The judgments made can significantly affect net income and our balance sheets. Our judgments, estimates and assumptions are subject to change at any time. In addition, our accounting policies may change at any time as a result of changes in GAAP as it applies to us or changes in other circumstances affecting us. Changes in accounting policy have affected and could further affect, in each case materially and adversely, our results of operations or financial position.

RISK FACTORS THAT MAY NEGATIVELY IMPACT OUR STOCK PRICE:

Our revenues and operating results may vary significantly from quarter to quarter due to a number of factors particular to the Company, its industry and the markets in which it operates. Not all of these factors are in our control.

These factors may include: sales falling below anticipated levels because of the timing of orders or weakening demand; adverse sales mixes; regional economic and governmental conditions; raw material price volatility; profit volatility arising from the seasonality of the garden product trade and benefits from restructuring initiatives falling below forecast. Such factors may therefore cause our operating results for future periods to be below the expectations of management and the Company's advisers and this may cause a decline in the price of our common stock.

There has been no material change in our risk factors from those described on pages 12 to 16 in our Form 10-K for the fiscal year ended September 30, 2005.

ITEM 2.  PROPERTIES

Our principal executive office is located at 12012 Southshore Boulevard, Suite

103, Wellington, Florida 33414. Previously the principal executive office was located at South Lasalle Street, Suite 201, Chicago, Illinois 60605.

We currently operate from five sites in the United Kingdom one site in France,

the Netherlands, New Zealand and China, and two sites in Australia. Four of such locations are plant facilities and the remainder are office distribution facilities. Four of the locations are owned and the remaining seven are occupied under leases of varying lengths.

The UK owned locations comprise:

*  Neill Tools and Eclipse Magnetics, Atlas site, Sheffield, England

*  Robert Sorby site, Sheffield, England

*  Bowers Metrology site, Bradford, England

The French manufacturing and distribution facility is located in St Chamond.

The leasehold sites and their respective lease periods, date of expiry of lease and annual lease rentals are as follows:

                                  Annual Lease

                                    Rental

Occupier/Location        Lease Period   Expiry of Lease    $'000

Robert Sorby, Doncaster

England             10 years     May 2009        22

Bowers Metrology, Hampshire

England             10 years     August 2012      140

AUSTRALIA

Victoria Building

Dandenong South

Australia            12 years     December 2014     198

Welshpool, Australia      2 years     April 2007       30

NEW ZEALAND

Avondale

Auckland, New Zealand      3 years     April 2008       53

THE NETHERLANDS

Maastricht

The Netherlands         6 years     March 2011       40

CHINA

Min Hang District

Shanghai, China         5 years     May 2010        64

The square footage of the above properties ranges from 3,000 to 240,000 square feet.

We consider all of our properties as suitable and adequate to carry on our business. We also believe that we maintain sufficient insurance coverage on all of our real and personal property.

In addition to the above, until December 2006, Eclipse Magnetics occupied leased premises in Sheffield, England. These premises have now been vacated but Eclipse

Magnetics still remains responsible for the lease. The lease period is 25 years,

expires in June 2011 and the annual lease rental is $342,000.

We do not lease or own any other real property.

ITEM 3.  LEGAL PROCEEDINGS.

On April 15, 2004, the US Securities and Exchange Commission filed suit in the

U.S. District Court for the Southern District of Florida against the Company and

Mr. Dennis Crowley, its then current Chief Executive Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the

Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

As a further measure, the Court appointed a Corporate Monitor to oversee the

Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock. Although Soneet Kapila has continued to serve as

Corporate Monitor for the Company, on January 10, 2007, he applied to the Court to terminate the role of Corporate Monitor having determined that his function was no longer necessary. The Court has not yet ruled on this application.

Following Mr. Crowley's suspension the Board appointed Mr. J.R. Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman.

Mr. William Fletcher, a fellow member of the Company's Board of Directors, who,

until October 27, 2004, was the Company's Chief Financial Officer, and who is a

director of Spear & Jackson plc, based in Sheffield, was elected to serve as acting Chief Executive Officer. Following extensive settlement negotiations with the SEC and Mr. Crowley, the Company reached a resolution with both parties. On

September 28, 2004, Mr. Crowley signed a Consent to Final Judgment of Permanent

Judgment with the SEC, without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by

Mr. Crowley consisting of a disgorgement payment of $3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000. In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants International Media Solutions, Inc., Yolanda

Velazquez and Kermit Silva who were not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the

Sarbanes-Oxley Act of 2002.

On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

Additionally, the Company entered into a Stock Purchase Agreement with PNC Tool

Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the Stock

Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC, which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the Sarbanes-Oxley Act of

2002.

With the return of the Spear & Jackson shares to the Company by PNC, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which a this time was a beneficial owner of 3,543,281 shares of common stock had its interest in the

Company increase to approximately 61.8% of the outstanding common stock.

Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by Company

stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and current acting Chief Executive

Officer. These suits allege essentially the same claims as the SEC suit discussed above.

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Crowley in the class action had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited the sum of $650,000 into a Qualified

Settlement Fund, disbursement pending approval of the Court. Subsequent to this,

Sherb & Co. also agreed to the terms of the Settlement agreeing to contribute an additional $125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. Assuming that the preliminary approval is granted, the next step will be to notice the Class of the settlement and to set the approval process for final hearing and final approval before the Court. The matter will not be finally settled until the Court issues a final judgment approving the settlement.

Following the execution of the MOU, the lead plaintiffs commenced discovery procedures to confirm the fairness and reasonableness of the Settlement. The plaintiffs retain the right to terminate the Settlement if such discovery reveals that the Settlement is not fair, reasonable and adequate. Subject to these discovery procedures confirming the adequacy of the Settlement, all parties have agreed to use their best efforts to finalize an appropriate

Stipulation of Settlement and any other relevant documentation necessary to obtain approval by the Court of the settlement of this action.

If the Settlement outlined in the MOU is not approved by the Court or, if subsequently terminated, the terms of the above Settlement will be without prejudice, any settlement amounts already paid will be returned and parties will revert to their litigation positions immediately prior to the MOU.

Should the class action settlement be approved, to facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's Administrator applied to the

Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's

Administrator to disburse the collective funds.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint filed on June 1, 2005 in the Circuit Court for Palm Beach County,

Florida (Case No. CA005068). The suit named, the Company as nominal defendant.

Also named as defendants were former directors Robert Dinerman, William Fletcher and John Harrington, in addition to Dennis Crowley and the Company's prior independent auditors, Sherb & Co. LLP.. The suit contains essentially the same factual allegations as the SEC suit, which was filed in April 2004 in the U. S.

District Court for the Southern District of Florida, and the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

Due to ongoing settlement discussions with the plaintiff's attorney, the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of up to $75,000 in legal fees. The settlement was filed with the Court in early November 2006, and if approved by the Court, will result in a dismissal of the suit and release the

Company and the former director defendants Messrs Robert Dinerman, William

Fletcher and John Harrington. A preliminary Approval hearing is scheduled on

February 4, 2007.Dennis Crowley and Sherb & Co. continue as defendants in this suit.

Additionally, the Company is, from time to time, subject to legal proceedings and claims arising from the conduct of its business operations, including litigation related to personal injury claims, customer contract matters,

employment claims and environmental matters. While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities including lawsuits, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts accrued or covered by insurance, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to our security holders for a vote during the final quarter of our fiscal year ended September 30, 2006.

                   PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND

     ISSUER PURCHASES OF EQUITY SECURITIES

MARKET INFORMATION

Our shares are currently trading on the "Pink Sheets" of the Over the Counter market under the stock symbol SJCK.PK. Our shares began trading on the OTC

Bulletin Board on November 17, 2001. The following table sets forth for the periods indicated the range of the high and low sales price.

             Fiscal 2006 - Stock Price   Fiscal 2005 - Stock Price

             -------------------------   -------------------------

             High $       Low $   High $       Low $

             ------       -----   ------       -----

First Quarter ......   1.25        0.90   1.35        0.68

Second Quarter .....   1.80        0.95   1.90        1.35

Third Quarter .....   1.62        1.10   1.83        1.15

Fourth Quarter .....   1.35        1.07   1.53        1.05

Year ...............   1.80        0.90   1.90        0.68

The highs and lows of our share price in the first quarter of fiscal 2007 were as follows:

High $ 1.15

Low $ 0.95

The trades reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

HOLDERS OF COMMON STOCK

As of September 30, 2006, there were 20 record owners of our common stock.

DIVIDENDS

We have not paid or declared any dividends on our common stock and do not intend to do so for the foreseeable future. Any earnings will be retained by the

Company and used to expand the Company's existing operations.

Future dividend policy will depend on:

* our earnings

* capital commitments

* expansion and reorganization plans

* legal or contractual limitations

* financial conditions and

* other relevant factors

EQUITY PLAN COMPENSATION INFORMATION




                    Number of Securities to   Weighted average     Number of Securities

                    be issued upon exercise   exercise price of    remaining available for

                    of outstanding options,  outstanding options,   future issuance under

                     warrants and rights.   warrants, and rights.  equity compensation plans.

                    -----------------------  ---------------------  --------------------------


Equity compensation plans

 approved by security holders......         0             0            0

Equity compensation plans not

 approved by security holders......         0             0            0



ITEM 6.  SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data set forth below in respect of the

Consolidated Statements of Operations for the years ended September 30, 2006,

2005, and 2004 and the consolidated financial data relating to the Consolidated

Balance Sheets as at September 30, 2006 and 2005, have been derived from the audited consolidated financial statements of Spear & Jackson, Inc. included herein. The selected consolidated data in respect of the Consolidated Statement of Operations for the years ended September 30, 2003, and September 30, 2002 and the consolidated financial data pertaining to the Consolidated Balance Sheets at

September 30, 2004, 2003 and September 30, 2002 have been derived from audited consolidated financial statements of Spear & Jackson, Inc. that are not included herein.




                                 AS OF AND FOR THE FISCAL YEARS ENDED SEPTEMBER 30,

                             2006      2005      2004      2003      2002

                           ------------   ----------   -----------   -----------   -----------


CONSOLIDATED STATEMENTS OF

OPERATIONS:

Net sales........................................   $  96,993    $ 100,698    $  99,485   $  90,124    $ 87,886

Cost and Expenses:

  Cost of goods sold...........................     67,896     67,463      67,574     61,838     61,954

  Operating costs and expenses.................     36,078     31,405      29,753     21,909     27,250

                           -----------   ----------   -----------   -----------   ----------

  Operating (loss)income.......................     (6,981)     1,830      2,158      6,377     (1,318)

  Other income(expenses).......................      274       204       (116)      (101)      (96)

                           -----------   ----------   -----------   -----------   ----------

(Loss) income from continuing operations

  before unusual or infrequent items ..........     (6,707)     2,034      2,042      6,276     (1,414)

Unusual or infrequent items

  (charged) credited...........................      (692)     2,168        -        -        -

                           -----------   ----------   -----------   -----------   ----------

(Loss) income from continuing operations

  before income taxes..........................     (7,399)     4,202      2,042      6,276     (1,414)

                           -----------   ----------   -----------   -----------   ----------

Provision for income taxes.......................      973      (468)     (1,205)     (1,497)      (948)

                           -----------   ----------   -----------   -----------   ----------

Net (loss) income from continuing

  operations....................................     (6,426)     3,734       837      4,779     (2,362)

                           -----------   ----------   -----------   -----------   ----------

Loss from discontinued operations................      (101)      (163)      (214)      (66)     (1,150)

Provision for losses on disposal of

  discontinued operations.......................       48      (476)      (187)      (97)       -

                           -----------   ----------   -----------   -----------   ----------

Net loss from discontinued operations............      (53)      (639)      (401)      (163)     (1,150)

                           -----------   ----------   -----------   -----------   ----------

                           -----------   ----------   -----------   -----------   ----------

Net (loss) income................................  ($  6,479)   $  3,095    $   436   $  4,616   ($  3,512)

                           ===========   ==========   ===========   ===========   ==========

Basic and diluted net (loss) income per share:

From continuing operations.......................  ($   1.12)   $  0.42    $   0.07   $   0.40   ($  0.58)

From discontinued operations.....................  ($   0.01)   ($  0.07)   ($   0.03)  ($   0.01)   ($  0.28)

                           -----------   ----------   -----------   -----------   ----------

                           ($   1.14)   $  0.35    $   0.04   $   0.39   ($  0.86)

                           ===========   ==========   ===========   ===========   ==========

Weighted average shares outstanding..............   5,735,561    8,845,290    11,741,122   11,988,930    4,100,071

                           ===========   ==========   ===========   ===========   ==========

CONSOLIDATED BALANCE SHEETS:

Working capital (note 3).........................   $  30,251    $ 29,868    $  28,821   $  28,273    $ 21,789

Other assets (note 3)............................   $  32,854    $ 33,038    $  35,335   $  30,628    $ 28,934

Other liabilities................................   $  41,264    $ 36,703    $  34,717   $  27,049    $ 21,419



     1. On September 6, 2002 Spear & Jackson, Inc. acquired Megapro Tools,

   Inc. and its subsidiaries ("Megapro") via a reverse takeover. The results and net assets of Megapro are included in the Consolidated Statements of

   Operations and the Consolidated Balance Sheet from that date until the date of Megapro's disposition on September 30, 2003. The results of Megapro are presented in the Consolidated Statements of Operations as discontinued

   operations.

     2. The Statements of Operations for the years ended September 30,

   2006, September 30, 2005, September 30, 2004, and September 30, 2003

   include within discontinued operations the results of the Company's thread gauge measuring business which the Company began marketing for sale in the fourth quarter of fiscal 2005. To preserve conformity with previously issued and audited consolidated financial statements the Statements of

   Operations for the years ended September 30, 2003 and September 30, 2002 include the results of this business segment in continuing operations. Net sales of the thread gauge measuring business for these two years were $1.6 million and $1.8 million, respectively, and the net losses were $0.1 million and $0.2 million respectively.

     3. Working capital comprises current assets, excluding any deferred income tax assets, less current liabilities. Other assets comprise property, plant and machinery, deferred income tax assets, and investments.

   For consistency of presentation, the current portion of deferred income tax assets is shown within "Other assets".

ITEM 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

     RESULTS OF OPERATIONS.

FORWARD LOOKING STATEMENTS

This report (including the information in this discussion) contains forward-looking statements within the meaning of Section 27A of the Securities

Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,

as amended. These forward-looking statements involve risks and uncertainties,

including statements regarding the Company's capital needs, business strategy and expectations, and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Terminology such as "may", "will", "should",

"believes", "estimates", "plans", "expects", "attempts", "intends",

"anticipates", "could", "potential" or "continue", the negative of such terms,

or other comparable terminology, are intended to identify forward-looking statements.

In evaluating any forward-looking statements, you should consider various risk factors, including those summarized above under ITEM 1A and those described in other sections of this report, in the other reports the Company files with the

SEC and in the Company's press releases. Such factors may cause the Company's actual results to differ materially from any forward-looking statement. The

Company disclaims any obligation to publicly update the statements, or disclose any difference between its actual results and those reflected in the statements.

With respect to all such forward-looking statements, the Company seeks the protection afforded by the Private Securities Litigation Reform Act of 1995.

SUMMARY OVERVIEW

Sales of $97.0 million for the year ended September 30, 2006, show a decrease of

$3.7 million when compared to those for the equivalent period last year, while the operating result has fallen from a profit of $1.8 million in 2005 to a loss of $7.0 million in 2006. In the year ended September 30, 2006 the loss before taxes has been further increased by $0.7 million of costs relating to unusual or infrequent items (2005: net exceptional gains of $2.2 million). The infrequent items comprise:

*  a $3.5 million gain arising on the sale of the residual element of the

   Company's Wednesbury facility;

*  charges of $3.5 million in respect of a UK manufacturing reorganization program which was initiated in the year;

*  $0.7 million of expenses in relation to the settlement of class and derivative litigation.

The comparable 2005 figure of $2.2 million included a profit on disposal of land and buildings of $3.3 million offset by manufacturing and other restructuring costs of $1.1 million. After crediting taxation of $1.0 million (2005: charging taxation of $0.5 million) and debiting losses from discontinued operations of

$0.1 million (2005: $0.6 million) the net loss for the year was $6.5 million

(2005: net income of $3.1 million)

These summary financials are presented in tabular form in the "Results of

Operations" section, below.

DISCUSSION OF OPERATING RESULTS

Sales for the year from continued activities have decreased by $3.7 million

(3.7%). This was primarily due to adverse currency exchange fluctuations in the year of $3.1 million increased sales rebates of $0.5 million and marginal sales volume decreases of $0.1 million. Sales volume improvements were recorded in our

Metrology, Magnetics and French divisions, but these were offset by volume decreases in our other businesses attributable to soft domestic retail demand in the UK, challenging business conditions in many of our end markets, increasing pressure from cheap, Far Eastern imports and the weak US dollar.

Gross profit was 30% for the year ended September 30, 2006 compared to 33% in the previous year. Direct costs are still being adversely affected by cost price increases in our principal raw materials of steel, plastic, cobalt and nickel,

and increases in basic utility costs. In our Neill Tools division margins have been further diluted by a mix switch towards factored garden power tools at the expense of better margins on industrial hand tool product lines. Additionally,

the Company's margins have been further eroded by one-time inventory provisions of $1.1 million in our UK Garden Tools and Magnetics divisions following the completion of reorganization programs in those operations.

Selling, general and administrative expenses have increased by $4.7 million

(14.9%) in the year. Reasons for the increase include: increased FAS 87 pension costs of $4.37 million, general inflationary increases and one-time costs in setting up our new Chinese facility. These adverse effects have, however, been mitigated by the impact of movements in the US$/Sterling cross rates in the year and decreased head office costs.

As a result of the decrease in sales volume, lower gross margins and higher overhead costs, the Company's operating income has decreased by $8.8 million

(482%) from an income of $1.8 million in 2005 to a loss of $7.0 million in 2006.

The Company has benefited in the year from the $3.5 million gain arising on the sale of the residual element of its UK manufacturing facility at Wednesbury. The overall impact on pre-tax profits of this sale has been reduced by the provision of $3.5 million manufacturing reorganization costs. On January 25 2006, the

Company announced the closure of the remaining element of its manufacturing site at Wednesbury. All warehouse and distribution operations were transferred to the

Company's principal UK manufacturing site, Atlas, in Sheffield. Additionally, in the final quarter of the year, the Company performed a review of its remaining

UK manufacturing operations. Further strategies are to be implemented at the

Atlas site and in the Eclipse Magnetics division to reduce the Company's ongoing cost base and accrual has been made for severance costs, restructuring charges and fixed asset impairment charges relating to those initiatives.

The Company intends to continue to launch new products and to explore initiatives to reduce its operational base costs, through improved raw materials and product sourcing and by more efficient processes, in order to minimize margin erosion and to retain its competitive edge over cheap foreign imports. As noted above, the Company's management has already implemented a number of initiatives to improve profitability and to restructure its UK manufacturing base. These strategies will continue and further opportunities will be explored.

Such restructuring costs and other initiatives, together with planned investment in new capital equipment in the UK, are anticipated to achieve improved efficiencies and reduce labor costs with corresponding improvements in the ongoing profitability of the Company in the forthcoming year.

OTHER MATTERS

On March 23, 2006, Jacuzzi Brands, Inc. ("Jacuzzi") and its subsidiary undertaking, USI American Holdings, Inc. ("USI" and together with Jacuzzi, the

"Seller") entered into a Stock Purchase Agreement (the "Stock Purchase

Agreement") with United Pacific Industries Limited ("UPI"), a Bermuda

Corporation, to sell its entire holding of 3,543,281 shares of the common stock

(the "Shares") of Spear & Jackson, Inc. ("SJI") to UPI for $1.40 per share for an aggregate purchase price of $4,960,593. Such shares constitute all of the shares of SJI owned by the Seller.

The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction, and included a covenant that restricted

Jacuzzi from soliciting or negotiating with a third party between the signing date of the Stock Purchase Agreement and the closing date of the transaction.

Jacuzzi also agreed that in connection with the closing of the transaction, it would, among other things, cause UPI's designees and one designee of Jacuzzi to be elected to the Board of Directors of Spear & Jackson, Inc. and would use commercially reasonable best efforts so that such UPI designees are in sufficient numbers to give UPI a majority of the Board of Directors of the Spear

& Jackson, Inc. UPI also agreed that neither it nor any of its affiliates would purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

The purchase of the Shares by UPI contemplated by the Stock Purchase Agreement was subject to the receipt of a number of closing conditions, including approval by UPI's shareholders and the United Kingdom Pensions Regulator, and the receipt of certain other regulatory approvals as well as other customary closing conditions.

The Seller and UPI then announced that they had entered into Amendment No. 1 dated May 4, 2006, ("Amendment No. 1 to the Stock Purchase Agreement") to extend the date by which the Seller and UPI were required to lodge the clearance application with the UK Pensions Regulator. The Seller and UPI subsequently received a comfort letter dated July 5, 2006, issued by the UK Pensions

Regulator (the "Comfort Letter"). The Seller and UPI agreed to waive the condition contained in the Stock Purchase Agreement for a clearance from the UK

Pensions Regulator and to accept the Comfort Letter in satisfaction of that condition.

The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI subsequently announced that they had entered into Amendment No. 2 dated July 10, 2006, ("Amendment No. 2 to the Stock

Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which stated that the UK Pensions Regulator was of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the Seller of all of its shares of Spear &

Jackson, Inc. to UPI was not detrimental to the UK pension plan and that the UK

Pensions Regulator believed that a clearance was not necessary for the transaction.

In addition, pursuant to the terms of Amendment No. 2 to the Stock Purchase

Agreement, UPI agreed, subject to the Closing having occurred, to indemnify the

Seller and JBI Holdings Limited (the "Jacuzzi Indemnified Parties") should the

UK Pensions Regulator, regardless of the Comfort Letter, require any of the

Jacuzzi Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries. In addition, UPI also agreed that for a period of twelve months from the Closing Date, that it will not, (and will use its best efforts to ensure that neither Spear & Jackson, Inc. nor any of its subsidiaries will) take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the

Jacuzzi Indemnified Parties in relation to any UK pension plan in which Spear &

Jackson, Inc. or any subsidiary of Spear & Jackson, Inc. is an employer.

Further, UPI agreed that for a period of twelve months from the Closing Date,

that it will not (and will use its best efforts to ensure that neither Spear &

Jackson, Inc. nor any subsidiary of Spear & Jackson, Inc. will) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a

'Type A' event unless UPI procures that clearance is issued by the UK Pensions

Regulator in relation to such event in terms which confirm that no Jacuzzi

Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

On July 28, 2006 the purchase was formally completed.

On June 22, 2006, Jacuzzi and UPI filed a preliminary Form 14C with the SEC announcing notice of change in control and of a majority of directors pursuant to section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1

thereunder. The 14C indicated that three new directors would be designated by and elected to the Board of directors by UPI, to serve until the Company's next annual meeting. The 14C became effective on August 7, 2006, and the three new directors would replace the incumbent directors on about August 27, 2006. In the interim, the Board by resolution, appointed the three new directors Lewis Hon

Ching Ho, Andy Yan Wai Poon and Maria Yuen Man Lam to the Board effective August

9, 2006.

Brian C. Beazer, the Chairman of UPI, is a director of Jacuzzi and holds approximately 24.56% of the shares of UPI. David H. Clarke is a director of UPI and holds approximately 22.88% of the shares of UPI. Until his retirement from all positions with Jacuzzi in September 2006, Mr. Clarke was the Chairman and

Chief Executive Officer of that company. Mr. Clarke also holds approximately

28,350 shares of common stock of Spear & Jackson, Inc., representing approximately 0.49% of the shares of Spear & Jackson, Inc. but the shares of

Spear & Jackson, Inc. owned by Mr. Clarke are not being purchased at the time of the sale of the Shares by the Seller to UPI.

As previously reported, a number of class action lawsuits were initiated in the

US District Court for the Southern District of Florida by Company shareholders against the Company, Sherb & Co LLP, the Company's former independent auditor,

and certain of the Company's directors and officers.

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has since filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Dennis Crowley had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited $650,000 into a Qualified Settlement Fund,

disbursement pending approval of the Court. Subsequent to this Sherb & Co. also agreed to the terms of the Settlement agreeing to contribute an additional

$125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. Assuming that the preliminary approval is granted, the next step will be to notice the Class of the settlement and to set the approval process for final hearing and final approval before the Court. The matter will not be finally settled until the Court issues a final judgment approving the settlement.

Following the execution of the MOU, the lead plaintiffs commenced discovery procedures to confirm the fairness and reasonableness of the Settlement. The plaintiffs retain the right to terminate the Settlement if such discovery reveals that the Settlement is not fair, reasonable and adequate. Subject to these discovery procedures confirming the adequacy of the Settlement, all parties have agreed to use their best efforts to finalize an appropriate

Stipulation of Settlement and any other relevant documentation necessary to obtain approval by the Court of the settlement of this action.

If the Settlement outlined in the MOU is not approved by the Court or, if subsequently terminated, the terms of the above Settlement will be without prejudice, any settlement amounts already paid will be returned and parties will revert to their litigation positions immediately prior to the MOU.

Should the class action settlement be approved, to facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's Administrator applied to the

Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's

Administrator to disburse the collective funds.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint filed on June 1, 2005 in the Circuit Court for Palm Beach County,

Florida (Case No. CA005068). The suit names the Company as nominal defendant. Also named as defendants were former directors, Robert Dinerman,

William Fletcher and John Harrington, in addition to Dennis Crowley and the

Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as an SEC suit, which was filed in

April 2004 in the U.S. District Court for the Southern District of Florida, and

the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

Due to ongoing settlement discussions with the plaintiff's attorney, the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of up to $75,000 in legal fees. The settlement was filed with the Court in early November 2006 and, if approved by the Court, will result in a dismissal of the suit and release the

Company and the former director defendants Messrs Robert Dinerman, William

Fletcher and John Harrington. A Preliminary Approval hearing is scheduled on

February 4, 2007. Dennis Crowley and Sherb & Co. continue as defendants in this suit.

RESULTS OF OPERATIONS

GENERAL

The results discussed below compare the years and quarters ended September 30,

2006, 2005 and 2004. As explained in note 3 to the financial statements, the acquisition of Spear & Jackson plc and Bowers Group plc (together "S&J") by

Megapro Tools, Inc. (now Spear & Jackson, Inc.) on September 6, 2002 has been accounted for as a reverse acquisition. In these financial statements, S&J is the operating entity for financial reporting purposes and the financial statements for all periods represent S&J's financial position and results of operations.

Following their sales in September 2003 and February 2006, respectively, the operating results of the Company's Megapro screwdriver division and those of its

Coventry Gauge thread gauge measuring division are disclosed under "Discontinued

Operations".

SUMMARY

A summary of the results of operations is as follows:




                        Years Ended           Quarters Ended

                        September 30           September 30

                    2006    2005    2004   2006    2005    2004

                     $m     $m     $m    $m     $m     $m


Sales ...............................  97.0   100.7    99.5   21.8    22.3    24.0

                    ----   -----    ----   ----    ----    ----

Gross profit ........................  29.1    33.2    31.9    5.7     7.5    8.4

Operating costs .....................  36.1    31.4    29.7    8.3     7.0    7.2

                    ----   -----    ----   ----    ----    ----

Operating (loss) income .............  (7.0)    1.8     2.2   (2.6)    0.5    1.2

Other income/(expenses) .............  0.3    0.2    (0.2)   0.2     0.1     -

Unusual or infrequent events ........  (0.7)    2.2      -    1.8    (0.1)     -

                    ----   -----    ----   ----    ----    ----

(Loss) income from continuing

 operations before income taxes .....  (7.4)    4.2     2.0   (0.6)    0.5    1.2

Income tax benefit (provision) ......  1.0    (0.5)    (1.2)   0.7     0.2    (0.5)

                    ----   -----    ----   ----    ----    ----

(Loss)/income from continuing

 operations .........................  (6.4)    3.7     0.8    0.1     0.7    0.7

Discontinued operations .............  (0.1)   (0.6)    (0.4)    -    (0.2)   (0.2)

                    ----   -----    ----   ----    ----    ----

Net (loss) income ...................  (6.5)    3.1     0.4    0.1     0.5    0.5

                    ====   =====    ====   ====    ====    ====



SALES

2006 COMPARED TO 2005

Sales from continuing activities decreased by $3.7 million (3.7%) from $100.7 million in the year ended September 30, 2005 to $97.0 million for the year ended

September 30, 2006. Sales of $21.8 million for the quarter ended September 30,

2006 were $0.5 million (1.97%) lower than sales of $22.3 million recorded for the comparable period last year.

The net decreases in sales for the year and the quarter ended September 30, 2006 over the comparable periods in the prior year are analyzed as follows:

                           Year      Quarter
                           ended      ended

                         September 30,  September 30,

                           2006       2006

                     Note     $m        $m

Effect of exchange rate movements...   (a)     (3.1)       0.7

Sales volumes decreases.............   (b)     (0.1)      (0.9)

Increased rebates...................   (c)     (0.5)      (0.3)

                           ----       ----

                           (3.7)      (0.5)

                           ====       ====

Analyzed by principal business segment, the net revenue increases and decreases over prior periods can be summarized as follows:-

                           Year      Quarter

                           ended      ended

                         September 30,  September 30,

                           2006       2006

                     Note     $m        $m

a)  Hand and garden tools

   Effect of exchange rate

   movements.....................   (a)     (2.3)       0.5

   Sales volume decreases.........   (b)     (2.0)      (1.4)

   Rebates........................   (c)     (0.4)      (0.2)

                           ----       ----

                           (4.7)      (1.1)

                           ----       ----

b)  Metrology tools

   Effect of exchange rate

   movements.....................   (a)     (0.5)       0.1

   Sales volume increases.........   (b)      1.4       0.4

   Rebates........................   (c)     (0.1)      (0.1)

                           ----       ----

                            0.8       0.4

                           ----       ----

c)  Magnetic products

   Effect of exchange rate

   movements.....................   (a)     (0.3)       0.1

   Sales volume increases.........   (b)      0.5       0.1

                           ----       ----

                            0.2       0.2

                           ----       ----

   Total                      (3.7)      (0.5)

                           ====       ====

Notes:

(a) The functional currencies of the group's revenues are UK sterling, the

   Euro, the Australian and New Zealand dollar and the Chinese Yuan. The principal functional currency is sterling and the variation in the average

   US$/L cross rate in the year to September 30, 2006 compared to the comparable period last year has had a significant adverse impact on the US dollar value of the group's sales. In contrast, the movement in the average cross rate for the quarter to September 30, 2006 has had a material favorable effect on the US dollar value of the group's sales when compared to last year. The average US$/L cross rates in the periods under review can be summarized as:

                       Average Cross Rates

                       -------------------

                  2006      2005      % Movement

Year ended September 30........  1.7956     1.8511       (2.99%)

Quarter ended September 30.....  1.874     1.785       4.99%

(b) The trading environment in our principal markets was again challenging as a result of flat consumer demand, continuing competition from rival suppliers across a number of product ranges and the increasing practice of major retail customers promoting own label offerings sourced from the Far East at the expense of S & J Company product.

   Within the UK, Neill Tools and Robert Sorby have witnessed increasingly difficult trading conditions in the fourth quarter and for the year as a whole. Likewise, trading conditions have been equally competitive in our

   French and Australasian New Zealand divisions. The French market is becoming increasingly problematic because of the steady increase in Far

   Eastern imports. In New Zealand, sales have been negatively impacted by the loss of a major retail customer but such losses were mitigated by increased sales of air, masonry and hand tools in its sister Australian division.

   Despite the less than favorable market conditions in the Metrology and

   Magnetics products divisions, sales volumes increased over the prior year by $0.95 million. This increase arose from incremental sales growth in the

   Metrology division's facilities in Maastricht (first full year of trading)

   and Shanghai (business start up in the year) and increases in home and export sales in Eclipse Magnetics with both the filtration and separation ranges featuring prominently.

(c) Sales rebates charged in the year ended September 30, 2006 amounted to $4.8 million and $1.2 million of rebates were expensed in the quarter ending on that date. The level of rebates in the year ended September 30, 2006 has increased by 9.6% over the comparable period last year. This is due to increased trading volumes in Australia and the offering of increased rebates in the Neill Tools division and in France as an additional customer incentive in highly competitive sales markets.

2005 COMPARED TO 2004

Sales from continued activities increased by $1.2 million (1.2%) from $99.5 million in the year ended September 30, 2004 to $100.7 million for the year ended September 30, 2005. Sales of $22.3 million for the quarter ended September

30, 2005 were $1.7 million (6.9%) lower than sales of $24.0 million recorded for the comparable period last year.

The net increase in sales for the year and the decrease in the quarter ended

September 30, 2005 over the comparable periods in the prior year are analyzed as follows:

                           Year      Quarter

                           ended      ended

                         September 30,  September 30,

                           2005       2005

                     Note     $m        $m

Effect of exchange rate movements...   (a)      4.0       0.3

Sales volumes decreases.............   (b)     (2.3)      (1.6)

Increased rebates...................   (c)     (0.5)      (0.4)

                           ----       ----

                            1.2       (1.7)

                           ====       ====

Analyzed by principal business segment, the net revenue increases and decreases over prior periods can be summarized as follows:-

                           Year      Quarter

                           ended      ended

                         September 30,  September 30,

                           2005       2005

                     Note     $m        $m

a)  Hand and garden tools

   Effect of exchange rate

   movements.....................   (a)      3.1       0.3

   Sales volume decreases.........   (b)     (4.7)      (2.0)

   Rebates........................   (c)     (0.5)      (0.4)

                           ----       ----

                           (2.1)      (2.1)

                           ----       ----

b)  Metrology tools

   Effect of exchange rate

   movements.....................   (a)      0.5        -

   Sales volume increases.........   (b)      1.4       0.4

                           ----       ----

                            1.9       0.4

                           ----       ----

c)  Magnetic products

   Effect of exchange rate

   movements.....................   (a)      0.4        -

   Sales volume increases.........   (b)      1.0        -

                           ----       ----

                            1.4       0.0

                           ----       ----

   Total..........................          1.2       (1.7)

                           ====       ====

Notes:

(a) In both 2004 and 2005, the functional currencies of the group's revenues were sterling, the Euro and the Australian and New Zealand dollar. The principal functional currency was sterling and the variation in the US$/L cross rate in the year, and to a lesser extent, the quarter ended September

   30, 2005 compared to the comparable periods last year had a significant favorable impact on the US dollar value of the group's sales. The average

   US$/L cross rates in the periods under review can be summarized as:

                     Average Cross Rates

                     -------------------

                 2005      2004    % Movement

Year ended September 30......  1.8511     1.787      +3.6%

Quarter ended September 30...  1.785     1.788      (0.2%)

   Although in the quarter ended 30 September, 2005 the US$/L cross rate decreased when compared to the previous year, the Company still benefited from favorable exchange gains. This was due to the fact that there was a significant movement in the $/Aus $ cross rate in the last quarter of 2005 when compared to the same quarter of the prior year which had a significant effect on the translation of the Australian division's sales from

   Australian dollars to $. The $0.4 million favorable variance on the $/Aus $

   cross rate more than compensated for the adverse US$/L exchange variances in the UK based operating divisions.

(b) Business conditions in many of our end markets remained challenging as a result of continued competition from rival suppliers in a number of our product ranges, increasing pressure from cheaper Far Eastern imports, the weak US dollar and poor retailing conditions in the UK and Australasia.

   Within the UK, Neill Tools witnessed increasingly difficult trading conditions in the fourth quarter of the fiscal year where sales were 11.1%

   lower than the comparable period last year. Buoyant hand tools demand from the Middle East in previous quarters eased and UK sales of garden tools were adversely affected by depressed order intake from major retail outlets. Likewise, Australia and New Zealand continued to show volume decreases ($3.0 million for the year and $0.8 million in the last quarter)

   which were primarily attributable to increased levels of competition from foreign imports and a slow down in consumer spending.

   While similar market pressures were experienced over the year in the

   Metrology and Magnetics products divisions, volume increases over the prior year of $2.3 million cumulatively and $0.4 respectively were still achieved. This was attributable to growth in the Metrology distribution facility in Maastricht and increases in export sales in Eclipse Magnetics following the establishment of new distribution channels.

(c) Sales rebates charged in the year ended September 30, 2005 amounted to $4.4 million and $0.9 million of rebates were expensed in the quarter ending on that date. The level of rebates in the year ended September 30, 2005 increased by 13.6% over the comparable period last year. This was due to:

   increased trading volumes in France; the offering of increased rebates in the UK in the Company's Neill Tools division as an additional customer incentive in a highly competitive sales market; and adverse movements in the L/US$ cross rate.

SEGMENTAL REVIEW OF SALES

We aim to maintain and develop the sales levels of our businesses through the launch of new products, the improvement of existing ranges and the continued

marketing of our portfolio of brands in order to retain and gain market share.

Sales and revenue details on a segment basis are as follows:

NEILL TOOLS

2006 COMPARED TO 2005

Sales for the year to September 30, 2006 of $41.2 million showed a reduction of

$2.7 million (6.2%) over last year's total of $43.9 million. The decrease was attributable to adverse volumes of $1.3 million, unfavorable exchange rates of

$1.3 million and increased rebates of $0.1 million.

Neill Tools continued to experience particularly tough trading conditions in the year in both its export and home markets. Last year's export demand, bolstered by the huge construction programs that were put in place following the conflicts in the Middle East, has now declined. Additionally, our sales into the Middle

East have been affected by parallel imports into the UAE from Kuwait and

Indonesia. This issue further highlighted the fact that within the industrial tools business, export markets continue to be driven by demand for our hacksaw blades. Sales of these products now represent 60% of our industrial tools'

revenues and strategies are being prepared to spread this sales concentration risk through the development of higher margin product ranges, brand presence and new product development.

At home, the UK retail market continued a downward trend, especially in the multiple retail sector, which, once again, is experiencing a downturn in consumer spending. This increasingly soft retail demand together with industrial and retail sales erosion through increased private label penetration had a direct impact on our Hand & Garden sales in the UK and remains a cause for concern. Overall, annual sales losses were mitigated, however, by the securing of a $1.8 million agreement with a major retail chain for the Spear & Jackson power garden tools during the first half of the year.

Gross margins continued to be depressed. The main drivers behind this reduction were a mix switch toward Garden Power products at the expense of higher margin product lines, increases of more than 50% in gas and electricity supply costs,

and, following the implementation of various manufacturing reorganization initiatives, one-time stock provisions against obsolete, slow moving and discontinued inventories.

Improvements in manufacturing costs continue to be the focus of management to improve competitiveness in new and existing markets. As previously reported, on

January 25, 2006, the company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. The site closure forms a key part of the Company's UK manufacturing strategy to regenerate and modernize key areas of the hand and garden tools businesses. All warehouse and distribution operations previously performed at this location have now been transferred to the Atlas site in Sheffield. The manufacturing and assembly functions formally carried out at the Wednesbury site have been outsourced to suppliers based outside the UK. The transfer of operations from Wednesbury to Sheffield was completed by November 30, 2006 and, when fully integrated, will help to ensure that the UK hand and garden business will deliver improved customer service and satisfaction.

As a further element of its UK reorganization program, in the third quarter of fiscal 2006 the company announced that certain manufacturing operations carried out at its Atlas site would also cease.

Going forward, the main challenges for the business centre in the continuing reduction of the manufacturing cost base and driving innovation and new product development in line with our core brands and competences. In addition, the

Company is recruiting key people with the experience and skills to deliver new product development strategy and focused product and brand management.

2005 COMPARED TO 2004

Sales for the year to September 30, 2005 of $43.9 million showed a reduction of

$0.5 million (1%) over the 2004 figure of $44.4 million. The decrease was attributable to adverse volumes of $1.7 million and increased rebates of $0.3 million offset by favorable exchange movements of $1.5 million.

Despite a promising start in the first half of the year Neill Tools witnessed particularly difficult trading conditions in the third and fourth quarters of the year. The UK retail market continued a downward trend, especially in the multiple retail sector, and market indicators recorded UK retail sales at their lowest for over 20 years. Additionally, export sales, which in the first half of the year had exceeded expectations, saw an easing in demand. Our strong export sales performance at the beginning of the year was bolstered by the demand generated by the huge construction programs that were put in place following the conflicts in the Middle East, but this demand slowed in the latter part of the year. In addition, Neill Tools experienced a weakening of its order book with

Middle Eastern countries during quarters three and four. The continued worldwide terrorist activity affected the appetite for business travel and as a consequence sales orders declined.

UK trading conditions, especially in the garden tools market, deteriorated due to increasingly soft demand in the multiple retail sector. Despite the resultant sales shortfalls in our gardening business, the "Predator" woodsaw range, which was so successful in fiscal 2004, continued to sell strongly. Capital investment of approximately $0.9 million in new woodsaw and hacksaw blade plant was approved and implemented, ensuring that the record levels of productivity experienced in the year could be sustained.

The threat to the business from low-cost, Far Eastern economies continued

unchanged. These competitive pressures were exacerbated by the weakness of the

US dollar, price increases imposed by our steel, plastics and utility suppliers,

and the difficulty within a competitive market place of passing on these increases to customers. Despite this, margins were maintained when compared to the previous year, as divisional profitability benefited from favorable sales mixes, the sale of obsolete inventories at amounts above NRV and the successful implementation of a number of strategic initiatives to reduce the cost of manufacturing and distribution.

During the year the division announced a reorganization in connection with the closure of part of one of its manufacturing facilities, and carried out a review of its UK manufacturing operations, for which costs of $1.5 million were provided. These initiatives were implemented to reduce the division's reliance on own-manufactured items and to enable the division to progress the sourcing of componentry for UK assembly to further reduce costs and improve profitability.

Given the depressed trading conditions, focus was directed towards tight overhead cost control and reorganizations of certain sales and administrative functions were undertaken to reduce these costs.

ECLIPSE MAGNETICS

2006 COMPARED TO 2005

Revenues for the year increased by $0.2 million (1.9%) from $10.7 million in

2005 to $10.9 million in 2006. This increase was explained by improved trading volumes of $0.5 million offset by unfavorable exchange differences of $0.3 million.

Overall there has been sales volume growth in both our home and export markets.

The UK market reported a 5% improvement over last year, mainly attributable to increased sales in the division's separation and core product ranges. Export sales were also better than last year with lifting, separation and filtration product ranges showing further improvements in performance. Sales into the US continued to prosper as we continued to increase our US market share through the introduction of new products and close key account management.

The Engineered Magnetic Solutions business saw further growth with new products and technologies being offered for bespoke industry solutions.

Competition from the Far East remains the main threat, whether directly or through agents, as we continue to see the emergence of more and more companies in our trading markets offering high quality goods at low market price points.

Gross margins were lower than last year due to an adverse sales mix in the

Industrial sector, higher utility and key primary material costs and one-time inventory provisions.

Reductions in direct costs and improvements in manufacturing efficiencies continued therefore, to be the focus of management to improve competitiveness in new and existing markets.

On August 11, 2006, the company announced both the cessation of certain manufacturing activities at its site in Sheffield, England and the relocation of its remaining business to the Atlas site, Sheffield. This site consolidation forms another part of the Group's strategy to regenerate and modernize operations and to reduce costs.

Looking forward, the main challenge continues to be the distancing of rival Far

East manufacturers from our key customer base. Our commodity-based business is under continued threat. To counter this, we continue to promote the attractiveness of our product by offering added value to our customers through,

for example, additional assembly work. At the same time, however, we are taking positive steps to improve our manufacturing process and product sourcing. As part of this strategy, the division enhanced its presence in China in January

2006 when it paid $0.2 million for a 25% equity participation in a recently formed Chinese Joint Venture.

In addition to the cost control issues, management also continues to follow a strategy of new product development as a key drive in increasing market share within key product segments.

2005 COMPARED TO 2004

Revenues for the year increased by $1.4 million (14.8%) from $9.3 million in

2004 to $10.7 million in 2005. This increase was due, in the main, to improved trading volumes of $1.0 million and favorable exchange differences of $0.4 million.

Sales of both the distribution range of products and the engineered products line showed a marked improvement when compared to last year helped by new distribution channels in Europe, and new initiatives in South America.

The higher technology area of the division, "Applied Magnetic Systems" continued

to design and develop new products, mainly driven by the material handling and separation business. New products were designed, developed and installed within the food and automation industries, covering liquid processing, conveying and materials handling industry. In particular, the division was successful in developing a new range of patented filtration products, 'Micromag', which is designed to protect expensive pumps and valves.

In the industrial sector, reduced demand was experienced from key sales accounts as certain customers migrated to Far Eastern manufacturers.

The standard low technology area of the business continued to be eroded by good quality imports at low price points from our competitors in China and the Far

East. This directly impacted on our distribution and industrial markets where customers switched supply sources to the Far East or redesigned systems and applications to accommodate newer magnetic materials.

Despite sales price erosion, increases in steel prices and the cost of utilities, 2005 gross margins were not eroded thanks to the stabilization of raw material prices for nickel and cobalt (two major alloys used in magnet manufacturing), an improved mix of products sold within the engineering products division and improvements in manufacturing costs.

ROBERT SORBY

2006 COMPARED TO 2005

Robert Sorby sales for the year of $4.5 million showed a $0.5 million (9.6%)

decrease from last year's total of $5.0 million. This was attributable to adverse sales volumes of $0.4 million and adverse exchange movements of $0.1 million.

The year to September 2006 has proved to be one of the most challenging faced by

Robert Sorby for many years. The UK home retail market sales fell by 9% compared to last year, reflecting the challenging trading conditions and reduced consumer demand. Two of the division's premier product groups, lathes and lathe chucks,

have felt the combined adverse effect of increased competition and a very subdued market place.

Export markets, too, suffered softening demand, with a 10% decrease in sales to

North America, our principal export region. Here markets have been affected by escalating living costs impacting adversely on our typical retiree customer who lives on a fixed income. Additionally, excess stocks held by one major US customer have had an adverse effect on the year's sales revenues.

We have continued to switch our focus from dealer selling to direct consumer marketing, especially in-store demonstrations, woodworkers' club events and regional exhibitions. One innovation has been the introduction of a series of master classes in the UK and this concept is to be extended to the US in the first quarter of the next financial year.

In the light of the sales shortfalls, emphasis has been placed on the control of manufacturing costs, product development expenses and marketing expenditure.

Towards the end of 2005 we had suffered as a result of the dramatically escalating price of steel, which is our prime raw material. Those prices have now dropped significantly from their peak which has eased some of the pressure on margins. In addition, the move from distribution through numerous UK trade accounts to sales through our own retail arm, Turners Retreat, served to improve gross margins as well as giving us more control of our product in the market place.

Looking forward the business climate remains uncertain. In the UK uncertainty over pension issues continues to have a negative impact on our typical customer.

In the USA, which, is our single biggest market, the outlook remains unclear with pressure on personal expenditure. Against this unpromising background our mail order business continues to flourish and the launch of a new sharpening system in October has exceeded expectations.

2005 COMPARED TO 2004

Robert Sorby sales for the year showed no movement from last year ($5.0 million in both years), although favorable exchange movements of $0.2 million were offset by a volume decrease of $0.2 million.

Robert Sorby suffered from a very challenging market place, especially in the second half of the year. UK home retail market sales fell by 7% compared to the prior year, reflecting the challenging trading conditions and reduced consumer demand. To resist sales dilution, the division's UK marketing effort has centered on the attendance at national, regional and dealer shows, supported by specialist magazine advertising. Additionally, Robert Sorby's mail order operation has now become firmly established and continuing focus is to be placed here in the future. As a result of strong demand in this sector an e-commerce web site is currently under construction.

Overseas were also disappointing, especially in the US. We have continued to maintain a strong overseas promotional activity, which is essential in retaining market share and resisting the efforts of competitors to consolidate their own market positions.

BOWERS

2006 COMPARED TO 2005

Sales for the year showed an increase of $0.8 million (5.3%) from $15.6 million in 2005 to $16.4 million in 2006. $1.4 million of this increase is attributable to increased sales volume offset by $0.5 million of adverse exchange rate variances and $0.1 million of increased sales rebates.

The increase is mainly attributable to the continued expansion of the new sales and distribution facility set up in Maastricht, Holland, that was established in fiscal 2005 and, to a lesser extent, sales from our new Shanghai based facility which commenced trading in the second quarter of the current year.

Growth in the UK based divisions has been rather more subdued. Here, the home UK market remains the main concern, with the double threat of competition from low cost imports and a shrinking industrial market place. Continuing factory closures in the automotive market, including Rover and Peugeot, are,

unfortunately, not being offset by expansion in other UK factories such as

Honda, Nissan and Toyota. While the automotive sector has remained stagnant the aerospace sector has performed well as has the offshore sector, where suppliers have made significant investment in new equipment for this industry. In particular, Bowers "Gagemaker" range of products has witnessed a 40% increase during the year.

The core Bowers export business has been positive with the USA and German markets performing strongly due to companies making significant investment in machine tools, the key driver for stimulating purchase demand for metrology equipment. We do anticipate a leveling off in expansion in these two markets in fiscal 2007, although we expect this to be offset by expansion in Europe and

Asia.

The Shanghai facility is currently operating as a quality control and administration centre for products being shipped to Europe. A complete range of bench hardness testers has been introduced and a distributor network has been established in Europe for these products with further distributors now appointed in Asia for both the bench and portable hardness testers.

Bowers Shanghai has obtained a trading license to sell within the PRC and preparations are now underway to commence direct selling activities in the second quarter of Fiscal 2007. The activities in Shanghai will be further enhanced when manufacturing operations commence in quarter 2 of Fiscal 2006/7.

Gross margins have been sustained during the year. Increased energy costs have been offset by favorable exchange gains on imported products denominated in US dollars and a price increase in July was successfully implemented.

Looking forward, demand for our own manufactured hand tools will continue to face further pressure from cheap Far East imports. The company recognizes that new products are the key drivers for growth in the business and several significant new products are due to be launched during the 2006/7 fiscal year.

The main threats are a larger than expected slowdown in the US and any significant adverse changes in exchange rates.

2005 COMPARED TO 2004

Sales for the year showed an increase of $1.9 million (14.3%) from $13.7 million in 2004 to $15.6 million in 2005. $1.4 million of this increase is attributable to increased sales volume with the remaining $0.5 million due to favorable exchange rate variances.

Quarter 4 results were in line with forecast but a larger than normal slowdown in sales to the USA over the summer months and manufacturing capacity issues in the UK resulted in the division being unable to recover EBIT shortfalls in quarters 1 and 2.

The new sales and distribution facility set up in Maastricht, Holland, became fully operational during the year and continued to have a favorable impact on trading volumes. This new facility, specializing in the distribution of portable hardness testing equipment manufactured in China and the sale of general engineers hand tools, has excellent connections in mainland Europe. The division's earnings were depressed by considerable set-up costs but it is anticipated that its profitability will be increased once these one-time charges are eliminated. An allied manufacturing, quality control and distribution centre is being established in Shanghai, China and this is expected to improve divisional margins further once the business is fully functional during Q2 of fiscal 2006. Currently the quality control operation for these hand tools is being carried out in Maastricht but this will be transferred to Shanghai where the division will benefit from lower labor costs.

Other successes in the year included solid performances in the USA, although the growth experienced during the first three quarters of the year slowed down in the last quarter. High sales levels of the new Smart Plug 2-point product were also encouraging. Good progress was made in new markets throughout the year and new or additional distributors were appointed in Turkey, Australia, Mexico, Hong

Kong and Russia.

Overheads were strictly controlled throughout the year which helped to compensate for lower than expected revenues. A restructuring of the UK sales operation was completed in quarter 4 as a means to further reduce overheads in the 2006 financial year.

Margins showed marginal deteriorations due to efficiency problems at one of the

UK manufacturing sites but this will be addressed through a new capital expenditure initiative which is to be implemented in Q1 of fiscal 2006.

Mitigating these adverse margin impacts was the slight strengthening of the $

which lowered the cost of factored items purchased from the Far East.

S&J FRANCE

2006 COMPARED TO 2005

Sales in the year decreased by $0.3 million (2.6%) from $10.4 million in 2005 to

$10.1 million in 2006, the decrease being attributable to adverse exchange rate variances of 0.4 million offset by volume increases of $0.1 million.

The French economy remains subdued and business conditions in the Company's principal markets have continued to mirror this depressed retail environment.

Competition remains intense in the French garden products market with a number of suppliers trying to secure business with a shrinking base of retail outlets.

This competition inevitably leads to pressure on margins and the situation is exacerbated by our sales profile where 40% of our turnover is concentrated on two customers. This makes price negotiations difficult and can result in additional incentives, e.g. rebates being offered, as a matter of course, in order to gain orders. Sales rebate levels were particularly high in the period under review.

We continue to feel the effects from the increasing flow of cheap Asian and Far

Eastern imports which puts pressure on turnover and margins. These pressures were intensified by increases in direct costs, particularly raw materials and payroll. This margin dilution could be further increased by the opening of specialist cut-price garden stores in the course of the forthcoming year.

In order to relieve these margin pressures the Company continues to look for new suppliers in China and India in order to drive down product cost. The Company will continue to concentrate on marketing activity to promote its principal brands and to secure new listings. Such activity will centre on the publication of a new 2007 product catalogue, improvements to the Company web site,

advertising, newsletters, etc.

It is clear that in order to increase the success of new product ranges it is essential that we are able to offer quality products at lower price points. We will therefore focus on new product development as a way of both improving margins and eliminating the seasonal peaks that are typical of the garden products business. During 2006 the Company has extended its private ranges of tools and introduced new snow, garden cutting and bonsai tools.

2005 COMPARED TO 2004

Sales in the year increased by $0.8 million (7.8%) from $9.6 million in 2004 to

$10.4 million in 2005, the increase being attributable to favorable exchange rate variances of 0.5 million and volume increases of $0.3 million.

On a macro level the French economy remained depressed with increased unemployment rates, lower consumer confidence and reduced spending levels.

Business conditions in the company's markets reflected the sluggish retail environment with price competition and consolidation of competitors putting pressure on margins. Additionally, the company suffers from a large amount of

French garden product turnover being concentrated in a small number of retail outlets, which makes price negotiations very difficult. As a result of this, the company forced to offer higher rebate levels to stimulate sales

Significant marketing activity was undertaken during the year to promote the

Company's principal brands and new listings continued to make an important impact especially brass ornaments, thermometer and weather station ranges,

culture products, extensions to the garden product and hand tool range and plastic shovels. Given the seasonal nature of garden product sales, the marketing and promotional activity undertaken in the year (new design and packaging for the company's principal brands; creation of new web site) together with the impact of new ranges played an important role in the French division.

Gross margins in the year to September 30, 2005 improved by two percentage points over the comparable period last year as a result of production efficiencies and the negotiation of more favorable supplier terms. An overhead reduction program was also successfully implemented.

AUSTRALASIA

2006 COMPARED TO 2005

Sales decreased from $15.0 million in 2005 to $13.8 million in 2006, the $1.2 million (7.8%) decrease being attributable to sales volume decreases of $0.35 million, increased sales rebate levels of $0.35 million and adverse exchange variances of $0.5 million.

The sales volume decreases have all occurred within our New Zealand division while Australia has witnessed some modest increases.

The Australian market recorded economic growth during the third and fourth quarters despite an increase in domestic interest rates in May 2006 and escalating fuel costs. The economy also recorded a 30-year low in its unemployment rate giving early evidence that the increase in interest rates had a less than anticipated impact on economic activity. Against this macro economic backdrop, the division's sales were adversely affected by increased competition,

a rise in rival imported house brands, declining price points and the loss of garden ranges with a major retail and agency line. Such losses were offset,

however, by increased sales in air, masonry, hand tools and metal products.

In New Zealand, sales levels were down on the previous year this being attributable to increased levels of competition from Asian imported power and air tool products, the loss of business with a major retail group in fiscal 2005 and a slowing of the New Zealand economy and declining consumer demand when compared to the previous year.

In addition, the Australian and New Zealand markets continue to be extremely price competitive with many of our retail customers sourcing their "house brands" directly from Asia in direct competition with S&J. This practice has placed, and will continue to place, added pressure on our sales, margins and market share. Despite these pressures, margins in Australia were 3 points higher than those achieved in the previous fiscal year as a result of improved product sourcing and successful price increases. In contrast, margins in New Zealand fell by two points as a result of adverse sales mixes and the clearance of slow moving inventory at reduced prices.

Overall, sales to our major customers reflect the continued expansion and domination of the market by the major corporate retailers who continue to expand their market share at the expense of the traditional independent retail groups.

As such, our sales mix reflects this trend with sales growth continuing in the corporate sector whilst sales within the independents continue to decline. Our objective going forward is to spread our exposure to the corporate sector by increasing our sales and market share in the independent and industrial markets.

A major focus going forward will be the promotion and marketing of Spear &

Jackson brands to gain incremental sales and profit growth. The division will also continue to develop and introduce new and extended ranges under the S&J brand as a further lever to generate additional revenues.

2005 COMPARED TO 2004

Sales decreased from $17.4 million in 2004 to $15.0 million in 2005, the $2.4 million (13.8%) decrease being attributable to sales volume decreases of $3.0 million and increased sales rebate levels of $0.3 million offset by favorable exchange variances of $0.9 million.

The sales revenues of the Australian division continued to suffer in comparison to the prior year due to the loss of business with a major Australian retailer,

increased levels of competition and a softening in retail demand spurred by increases in domestic interest rates which negatively impacted on consumer spending.

In New Zealand, lower than expected sales levels were attributable to increased levels of competition from Asian imported power and air tool products and the loss of business with a major retail group. As in Australia, increased domestic interest rates and speculation concerning further rate hikes dented consumer confidence and slowed demand.

Margins in both Australia and New Zealand remained under pressure given the sluggish retail demand, the increased promotional and marketing costs necessary to maintain sales levels, unfavorable sales mixes and reduced exchange gains from a weakening Australian dollar. These adverse effects were mitigated, where possible, by improved product sourcing.

Offsetting the margin dilution were overhead reductions in excess of 20%

compared to the prior year across all cost centers in the two Australasian units.

Competition from imported Asian products and the increasing trend of the large

Australian retailers to import and develop their own home brands continued to place pressure on the sales and margins of the business. To counter this trend,

the division instigated aggressive pricing policies to help maintain and improve existing sales volumes and market share in all categories in which it competes.

The division also remained focused on re-establishing and consolidating its trading relationships with retail customers and suppliers and on maximizing the selling opportunities of Spear & Jackson branded products. In this regard,

management introduced a number of new and extended ranges and promotional programs across the digging, garden cutting, handsaw and air tool ranges. In addition, the division concentrated on improved product sourcing to ensure that all S&J branded product meets customers' expectations and is positioned within the appropriate price points. At the end of fiscal 2005, not all of these initiatives had reached their full potential but efforts to generate incremental sales and margin growth would continue into fiscal 2006. In addition, management initiated a series of cost cutting measures, including the restructuring of the workforce, in order to meet the slow down in sales demand.

COSTS OF GOODS SOLD AND GROSS PROFIT

Summary details regarding costs of goods sold as a percentage of sales and gross profit margins in the periods under review are as follows:

             Years ended September 30   Qtrs ended September 30

             2006   2005   2004   2006   2004   2003

              %     %     %    %     %     %

Cost of goods sold.....  70.00   66.99   67.92  73.93   66.59   64.83

as a % of sales

Gross profit margin....  30.00   33.01   32.08  26.07   33.41   35.17

Costs of goods sold increased to $67.9 million in the year to September 30, 2006 from $67.5 million in 2005. In the quarter to September 30, 2006 the cost of goods sold was $16.1 million compared to $14.8 million in 2005, an increase of

8.78%.

COMPARISON OF 2006 TO 2005

Margins have continued to suffer from the adverse effects of raw material

(principally steel) and utility price hikes together with increases in the cost of fuel used to operate our manufacturing processes. In the Neill Tools division a main driver behind decreased margins has been the mix switch towards factored garden power tools at the expense of better margins on industrial hand tool product lines. Significantly, in the last quarter, margins have also been eroded in both our Neill Tools and Eclipse divisions as a result of one-time inventory provisioning against old and obsolete lines.

We will continue to evaluate means of maintaining and improving current sales mixes and of further reducing costs of goods sold across all of our principal trading operations to avoid margin erosion. Improvements in manufacturing efficiency and the reduction of direct costs continue to be the focus of management as a means to improve competitiveness in new and existing markets.

The UK manufacturing reorganization program, initiated in the last quarter of

2005, and continued in the second and subsequent quarters of Fiscal 2006 with the announcement of the closure of our manufacturing site at Wednesbury in the

UK, the relocation of the UK central warehouse to the Atlas site in Sheffield and the cessation of certain manufacturing activities in the UK magnetics division has had, and will have, a beneficial effect on margins.

Own-manufactured product will be progressively replaced with factored items sourced from overseas thereby reducing costs and increasing profitability.

Further pressure is exerted on our margins by the weak dollar and, to retain competitiveness, additional discounts have been offered in certain markets where our sales are transacted in that currency.

The Company's position is not, however, unique in this respect since the trading issues crystallized by the weakening value of the dollar are currently faced by many other UK companies with material export sales interests.

COMPARISON OF 2005 TO 2004

Despite continuing raw material (principally steel and plastic) and utility price increases, together with increases in the cost of fuel used to operate our manufacturing processes, gross margins continued to show improvements over

Fiscal 2004, as a result of:

-  exchange gains realized on the purchase of factored products denominated in

   US dollars from suppliers in the Far East;

-  a more favorable and advantageous sales mix;

-  further increase in selling directly to customers rather than via intermediaries;

-  improved product sourcing and increased factoring and production efficiencies;

-  negotiated price increases; and

-  sale of slow moving inventories at amounts in excess of their net realizable value.

EXPENSES

2006 COMPARED TO 2005

Selling, general and administrative (SG&A) expenses increased by $4.7 million

(14.9%) from $31.4 million in the year ended September 30, 2005 to $36.1 million in the year ended September 30, 2006. SG&A expenses for the quarter ended

September 30, 2006 were $8.3 million, an increase of $1.3 million (18.6%) over the expenses charged in the equivalent period last year.

The principal reasons for the movements are as follows:

                      Increase/(Decrease) over Prior Years

                        Year ended    Quarter ended

                       September 30,    September 30

                         2006        2006

                          $m         $m

a)  Impact of movements in average

   US$/sterling cross rates in the period.   (0.94)        0.2

b)  Increased FAS87 pension costs..........   4.37        1.22

c)  Inflationary increases net of foreign

   exchange gains and losses on trading

   transactions...........................   0.80        0.20

d)  Decreased head office costs relating to

   reduced legal and professional fees,

   monitor fees and associated costs......   (0.29)       (0.02)

e)  One-time costs in setting up the

   Metrology facility in Shanghai.........   0.10        0.00

f)  Other net increases(decreases).........   0.66        (0.3)

                         ----        ----

Total increase in SG&A expenses.............    4.7         1.3

                         ====        ====

2005 COMPARED TO 2004

Selling, general and administrative (SG&A) expenses increased by $1.7 million

(5.6%) from $29.7 million in the year ended September 30, 2004 to $31.4 million in the year ended September 30, 2005. SG&A expenses for the quarter ended

September 30, 2005 were $7.0 million, a decrease of $0.2 million (3.3%) over the expenses charged in the equivalent period last year.

The principal reasons for the movements are as follows:

                      Increase/(Decrease) over Prior Years

                        Year ended    Quarter ended

                       September 30,    September 30

                         2005        2005

                          $m         $m

a)  Impact of movements in average

   US$/sterling cross rates in the period.   1.10        (0.1)

b)  Increased FAS87 pension costs..........   2.69        0.63

c)  Inflationary increases net of foreign

   exchange gains and losses on trading

   transactions...........................   0.50        0.10

d)  Decreased head office costs relating to

   reduced legal and professional fees,

   monitor fees and associated costs......   (0.7)        (0.3)

e)  Increased UK warehouse and distribution

   costs following the change to direct

   sales..................................   0.40        0.10

f)  Release of excess provision associated

   with settlement of severance

   compensation payable to former Managing

   Director...............................   (0.75)       (0.25)

g)  Cost savings in Australia..............   (1.1)        (0.3)

h)  Other net decreases in SG&A expenses...   (0.44)       (0.08)

                         -----        -----

Total increase (decrease) in SG&A expenses..   1.70        (0.2)

                         =====        =====

OTHER INCOME AND EXPENSES

Other income and expenses has moved from a charge in 2004 of $0.2 million to credits in 2005 and 2006 of $0.2 million and $0.3 million respectively.

The increase in 2006 over 2005 is due to the inclusion of income of $0.1 million relating to the Group's share of earnings in Ningbo Hightec Magnetic Assemblies

Co. Ltd., a joint venture company in which the company holds a 25% stake.

Interest receivable levels in 2006 were slightly lower when compared to 2005.

Although the Group has benefited in the year from the sale proceeds ($4.8 million) attributable to the disposal of the remaining element of its manufacturing facility in Wednesbury, England, this inflow has been offset not only by restructuring and other costs associated with the closure of the site but also by higher UK pension contributions. This has reduced interest receivable on the UK net bank balances.

The $0.4 improvement in net income when comparing 2005 to 2004 is attributable to bank interest receivable in the Company's UK businesses in Fiscal 2005.

During 2004 cash balances in the UK were negatively impacted by the cash outflows relating to the purchase of land and buildings at Wednesbury, England for $3.2 million. This resulted in increased interest charges during 2004. The sales of both the excess element of the Wednesbury site for $5.2 million in

January 2005 and the $3.4 million derived from the disposition of the Company's warehouse in Boca Raton increased cash balances in fiscal 2005 and generated higher interest income in that year.

UNUSUAL OR INFREQUENT EVENTS

Unusual or infrequent events comprise:

                        Note  Years ended September 30,

                              2006     2005

                              Lm      Lm

Gain on sale of land and buildings...........  (a)     3.5     3.3

Manufacturing and other reorganization costs.  (b)    (3.5)    (1.1)

Settlement of class and derivative action

 litigation..................................       (0.7)

                              ----     ----

Total........................................       (0.7)     2.2

                              ====     ====

(a) Gain on sale of land and buildings

In the year to September 30, 2006 the Company recorded a net gain of $3.5 million on the sale of land and buildings. This was derived from the sale, on

July 27, 2006, of the remaining part of its industrial site at St. Paul's Road,

Wednesbury, England as follows:

                                   $m

Sale proceeds...................................................   4.8

Less net book value.............................................   (1.1)

Less deferred element of the gain relating to the future........   (0.2)

                                   ----

Market value of rentals.........................................   3.5

                                   ====

In the year to September 30, 2005 the Company recorded net gains of $3.3 million on the sale of land and buildings. On January 28, 2005 the Company completed the sale of part of the Wednesbury site and on February 15, 2005 the Company also concluded the disposal of its warehouse and office facility in Boca Raton,

Florida. Details of these sales are as follows:

              Wednesbury   Boca Raton   Total

               England    Florida

                $m      $m      $m

Sale proceeds...........    5.2      3.5     8.7

Less net book value.....    (2.2)     (3.2)    (5.4)

                ---      ---     ---

                3.0      0.3     3.3

                ===      ===     ===

(b) Manufacturing reorganization costs

2006

Manufacturing reorganization costs comprise:

                           Note   $m

Manufacturing reorganization and relocation...    (i)   1.1

Severance costs...............................    (i)   1.7

Fixed asset impairment write-downs............    (ii)   1.2

Release of provisions.........................   (iii)   (0.5)

                                ---

                               (3.5)

                                ---

(i) On January 25, 2006 the Company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. With effect from

November 30, 2006 all warehouse and distribution operations previously performed at this location were transferred to the Company's principal UK manufacturing site in Sheffield ("Atlas"). The costs of closure of the Wednesbury site are anticipated to be approximately $1.2 million. These costs include employee severance payments, site closure costs, factory reorganization expenses, plant transfer costs and associated capita expenditure.

In addition to the above, the Company announced that certain manufacturing operations carried out at Atlas would also cease. Provisions for employee severance costs in respect of the closure of these manufacturing operations were made in the quarter ended June 30, 2006.

On August 11, 2006, the Company's UK subsidiary, Eclipse Magnetics Limited,

("Eclipse"), announced the cessation of certain manufacturing activities at its

UK site in Sheffield. Eclipse also announced that it would be relocating its remaining business to the Atlas site. The cessation of manufacturing and site relocation were completed by November 30, 2006 and provisions were made at

September 30, 2006 in respect of severance costs, relocation expenses and future years rental costs relating to the vacated premises.

The Wednesbury site closure, the production rationalization at Atlas and the restructuring at Eclipse form part of the Company's UK manufacturing reorganization program which was initiated to regenerate and modernize key areas of the hand and garden tools business. These closures will enable the Company to consolidate its UK hand and garden tool and magnetic products manufacturing sites and will allow the Company to develop a modern manufacturing, warehouse and distribution facility which will be well placed to meet the current and future needs of its customers.

Costs provided in respect of the Wednesbury site closure and the Atlas reorganization were $2.2 million. Costs provided in respect of the Eclipse move were $0.6 million.

(ii) Following the announcement of the reorganizations detailed above, the

Company carried out a detailed review of the ongoing utilization and remaining asset lives review of the plant and machinery involved in the restructured operations. As a result of this review, impairment write-downs of $1.2 million have been made in the year.

(iii) As explained below, a surplus element of the Wednesbury site was sold in the first quarter of Fiscal 2005 and provision was made at March 31, 2005 for various site reorganization costs that were to be incurred as a result of that partial sale. Certain of those costs were not incurred following the sale and closure of the remainder of the site. Excess provisions of $0.4 million were therefore released in the current year in relation to those anticipated costs.

A further $0.1 million has been released in fiscal 2006 relating to sundry other reorganization programs initiated in previous years which have now been concluded at a cost that was less than originally anticipated or which have not been implemented in full.

2005

Manufacturing reorganization costs comprise:

                           Note   $m

Manufacturing reorganization and relocation...    (i)   0.4

Severance costs...............................    (ii)   0.5

Fixed asset impairment write-downs............   (iii)   0.8

Release of provisions.........................    (iv)   (0.6)

                                ---

                                1.1

                                ---

(i)  As a result of the sale of the surplus element of the Wednesbury property,

   the Company was contractually obliged to vacate office and warehouse facilities located on these parts of the site that were sold. A provision of $0.4 million was made for costs in connection with this obligation. The provision principally related to office and factory refurbishment and reorganization expenses together with expenditure in respect of departmental relocations within the remainder of the site. Following the sale, elements of the Wednesbury manufacturing operation were closed or transferred and costs in connection with these initiatives are dealt with in (ii) and (iii), below.

In the final quarter of the year the Company performed a review of its UK manufacturing operations and began implementation of a number of strategies to reduce its ongoing cost base. Costs incurred in the implementation of these initiatives comprised:

(ii) Severance costs relating to the closure and down scaling of certain manufacturing processes at the Company's Sheffield and Wednesbury locations in the UK.

(iii) The ongoing usage and remaining asset lives of the plant and machinery involved in the restructured operations were reviewed and impairment write-downs made where necessary.

(iv) Certain provisions made in prior periods relating to manufacturing initiatives which were no longer to be implemented following the finalization of the Company's UK manufacturing reorganization strategy,

   were released in the year.

SETTLEMENT OF CLASS AND DERIVATIVE ACTION LITIGATION

On July 7, 2006 the US District Court for the Southern District of Florida

issued a Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs and defendants in the class action had reached an agreement in principle for the settlement of this litigation. In settlement of this action the company paid $0.65 million into a Qualified Settlement Fund.

On September 6, 2005 the Company was served with a Shareholder Derivative

Complaint filed on June 1, 2004 in the Circuit Court for Palm Beach County,

Florida. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of $0.07 million in legal fees. This amount has now been paid into a Court approved fund and, if the settlement is authorized by the

Court, the suit will be dismissed and the Company and its former directors will be released.

INCOME TAX

An income tax benefit of $1.0 million was credited in the year ended September

30, 2006 (2005: $0.5 million charge, 2004: $1.2 million charge). In the quarter ended September 30, 2006 there was a tax benefit of $0.7 million (2005: $0.2 million credit, 2004: $0.5 million charge).

Income taxes represented 13.15% of the loss before tax in 2006 (2005: 11.1%,

2004: 59% of the profit before tax).

In general, differences between the Company's effective rate of income tax and the statutory rate of 35% result from such factors as: tax charges in certain overseas subsidiaries within the Spear & Jackson group being taxed at rates different from the statutory rate; the utilization of tax losses which are not recognized within the deferred tax computation and permanent differences between accounting and taxable income as a result of non-deductible expenses and non-taxable income.

The principal reasons for the significant fluctuations between the effective rates of tax and the US Federal statutory rate in the periods under review are summarized below:

a)  2006

   The effective rate in the year ended September 30, 2006 was less than the expected statutory rate for the following reasons:

   i)  The $3.5 million profit on the sale of the remaining element of the

     Company's manufacturing site at Wednesbury, England, is not subject to taxation due to the availability of capital tax losses brought forward that have not been recognized in the deferred tax computation. This has reduced the theoretical tax charge by $1.0 million.

   ii) Income within certain overseas subsidiaries within the Spear & Jackson

     Group is taxed at different rates from the effective rate. The typical local taxation rate suffered by the Company's non-US overseas subsidiaries is approximately 30% compared to a US Federal Statutory rate of 35%. The effect of applying a rate of 30%, as opposed to 35%,

     to the Company's results is a tax credit of approximately $0.4 million.

   iii) The utilization of certain tax losses which are not recognized within the deferred tax computation has further reduced the tax charge by

     $0.1m.

The above were only partially offset by items which contributed to a higher than expected statutory rate such as:

   i)  Permanent differences between accounting and taxable income as a result of non-deductible expenses. (tax effect $0.1 million)

   ii) In addition, the effective rate of tax has been increased as a result of losses that have been incurred in its US operations for which no utilization against future projects is envisaged in the short term and to which a valuation allowance has therefore been applied. (tax impact

     $0.4 million)

   iii) As a result of the UK restructuring costs incurred in the year and the benefit of a tax deduction (spread over 4 years) in respect of the special contribution of $7.2 million that was made to the Company

     Pension Plan in fiscal 2005, tax losses have been generated in certain of the UK companies. Valuation allowances of approximately $1.3 million have been applied to these losses as a recent history of losses and other factors has precluded the Company from demonstrating that it is more likely than not that the benefits of these operating loss carry forwards will be realized.

   iv) During the year, previously recognized deferred tax assets relating to overseas, non-US operations have had a valuation allowance of $0.4 million applied to them as they no longer meet the "more likely than not" reasonableness test.

b)  2005

   The effective rate in the year ended September 30, 2005 was less than the expected statutory rate for the following reasons:

   i)  The $3.0 million profit on the sale of the Company's excess land at

      Wednesbury, England, is not subject to taxation due to the availability of capital tax losses brought forward not recognized in the deferred tax computation. This reduced the theoretical tax charge by $0.9 million.

   ii) Income within certain overseas subsidiaries within the Spear & Jackson

     Group is taxed at different rates from the effective rate. The typical non-US taxation rate suffered by the Company's US overseas subsidiaries is approximately 30% compared to a US Federal Statutory rate of 35%. The effect of applying a rate of 30% as opposed to 35% to the Company's results is a tax credit of approximately $0.1 million.

   iii) Certain adjustments were made to prior year estimates resulting in a

     $0.2 million credit to the taxation charge.

   iv) The utilization of certain tax losses which are not recognized within the deferred tax computation has further reduced the tax charge by

     $0.1m.

The above were only partially offset by items which contributed to a higher than expected statutory rate such as:

   i)  Permanent differences between accounting and taxable income as a result of non-deductible expenses. (tax effect $0.1 million)

   ii) In addition the effective rate of tax has been increased as a result of losses that have been incurred in the United States for which no utilization against future projects is envisaged in the short term and to which a valuation allowance has therefore been applied. (tax impact

     $0.2 million)

Because of the availability of tax net operating losses, other tax credits and the benefit of a tax deduction (spread over four years) in respect of the special contribution of $7.2 million that was made to the Company Pension Plan in the year, it is not anticipated that any significant element of the taxation provision for the year will result in the payment of income tax.

NET (LOSS)/INCOME FROM CONTINUING OPERATIONS AFTER INCOME TAXES

Our net loss after income taxes from continuing operations was $6.4 million for the year to September 30, 2006. This compares to a profit after income taxes of

$3.7 million for the year ended September 30, 2005, and $0.8 million in 2004.

Our net income after income taxes from continuing operations was $0.1 million for the quarter to September 30, 2006 (2005: $0.7 million, 2004: $0.7 million).

DISCONTINUED OPERATIONS

Discontinued operations relate to the Coventry Gauge thread gauge measuring division of the Metrology Division, based in the UK, and the Megapro screwdriver division of Spear & Jackson, Inc.

During the fourth quarter of fiscal 2005, the company began marketing for sale its thread gauge measuring business located in the United Kingdom. The carrying values of the assets relating to this entity were initially written down to estimated fair value in the quarter ended March 31, 2005 and further write-downs were made in the final quarter of fiscal 2005. On February 28, 2006, the Company concluded the sale of these assets for a nominal consideration.

The Megapro screwdriver division was disposed with effect from September 30,

2003 when the trade and assets of the principal Megapro companies were transferred at their net book value to a management buy-in team headed by the managing director of the Megapro business.

In accordance with SFAS No. 144, "Accounting For the Impairment or Disposal of

Long-Lived Assets", the Company's previously issued Financial Statements have been reclassified to present separately the net operations, cash flows, assets and liabilities of these business segments, where material, as "Discontinued

Operations".

Total losses attributable to discontinued operations were $0.1 million in the year ended September 30, 2006 and $0.6 million and $0.4 million in the years ended September 30, 2005 and September 30, 2004 respectively.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity, cash flows and capital resources were as follows:

                         September September September

                         30, 2006  30, 2005  30, 2004

                     Notes   $ m    $ m    $ m

Liquidity and capital resources:

Cash and cash equivalents...............       9.9    7.3    5.1

Overdrafts..............................        -    (0.8)   (0.1)

Working capital (excluding deferred tax)      30.3    29.9   28.8

Stockholders' equity....................      21.8    26.2   29.4

                          ====    ====   ====

Cash Flows:

Net cash (used in) provided by

operating activities....................  (1)   (0.3)   (6.2)   3.2

Cash provided by (used in) investing

activities..............................  (2)    3.8    7.7   (6.9)

Cash (used in) provided by financing

activities..............................  (3)   (0.8)    0.7   (0.3)

Effect of exchange rate changes.........      (0.1)     -   (0.1)

                          ----    ----   ----

Changes in cash and cash equivalents....       2.6    2.2   (4.1)

                          ====    ====   ====

DISCUSSION OF CASH FLOWS

2006 COMPARED TO 2005

(1) Net cash used in operating activities in the year ended September 30, 2006 was $0.3 million (2005: $6.2 million). This represents a year on year favorable movement of $5.9 million (95.16%), which arose primarily from the following:

-  increase in trade working capital inflows of $5.2 million (325%)

-  increase in net inflows from other assets and liabilities (including taxation) of $13.2m (150%)

-  Reduction in net income (adjusted for depreciation, gain on sale of land and buildings and deferred income taxes, etc) of $12.5 million (299%) as dealt with in the commentary of results above. This reduction reflects not only the overall decline in net operating income but also includes the one-time cash outflows associated with:-

   * The $0.7 million payment, during fiscal 2006, in relation to the manufacturing reorganization program at Wednesbury and Eclipse.

   * The $0.7 million payment in relation to the settlement of the class and derivative litigation actions in July 2006 and September 2006,

   respectively.

The reasons for the variances in the cash flow movements associated with other assets and liabilities are summarized below:

(a) Trade working capital variances.

   The net increase in cash inflows derived from decreases in trade working capital is as follows:

                         Note   $ million

   Increased inventory inflows...............  (i)     6.5

   Increased trade receivable outflows.......  (ii)    (0.8)

   Increased trade payable outflows.......... (iii)    (0.5)

                                ---

                                5.2

                                ---

i)  In the year ended September 30, 2006 inventories decreased by $2.9 million compared to an increase of $3.6 million in the year ended September 30,

   2005. Poor UK final quarter sales in fiscal 2005 resulted in higher than normal inventory levels at the end of that year. Additionally, purchases of stock in the Metrology Division in Holland also had an adverse effect on inventory flows, as did strategic stock builds in those sectors of the UK businesses which were undergoing reorganization. September 2006 stock levels have benefited from a rigorous stock reduction program. The manufacturing reorganization program has also meant that, with the cessation of certain manufacturing operations and the sourcing of goods from outside suppliers, inventory values as well as stock levels have been reduced.

ii) The inflow from trade receivables in the year ended September 30, 2005 benefited from the receipt of cash relating to high sales levels in August and September 2004. This has was not repeated in 2006 as sales levels in the last quarter of 2005 were lower than those witnessed in the last quarter of 2004 and cash receipts in fiscal 2006 were thereby reduced.

iii) Decreased trade payable inflows of $0.5 million have arisen in the year due to increasing levels of purchases of factored goods from overseas suppliers on reduced settlement terms.

(b) Variances in cash flows attributable to other assets and liabilities

i)  The major contributory factor is an $11.1 million variance in the year on year movements in the UK Pension Plan and the pension charge debited to the profit and loss account in 2005 and 2006. During fiscal 2006 employer contributions of $3.4 million were paid into the plan whereas contributions of $10.2 million were paid in fiscal 2005. The 2005 payment included a special contribution of $7.2 million, which was made in two equal installments in June and September 2005. Additionally, there has been an increase in the non-cash FAS 87 charge of $4.3 million from $4.0 million in

   2005 to $8.3 million in 2006.

ii) The inclusion, at 30 September 2006, of reorganization provisions of approximately $1.7 million relating to the UK manufacturing reorganization program at Wednesbury, Atlas and Eclipse which will not be paid until fiscal 2007.

The favorable effect of the above has been mitigated by:

i)  The reduction in the amounts to be provided in respect of legal and professional fees, monitor costs and related expenses payments in the US

   Holding Company. During fiscal 2005 approximately $0.5 million was defrayed but expenditure in 2006 and the level of creditors required at the year end show a decrease compared to those at September 2005.

ii) The $0.5 million payment, during fiscal 2006, of employee severance and

   Wednesbury move costs for which provision had been made in the financial statements at September 30, 2005.

Other cash flow movements:

(2) Cash inflow from investing activities in the year ended September 30, 2006 was $3.8 million compared to $7.7 million in 2005. The year ended September

   30, 2006 includes $4.8 million relating to the sale of the remaining element of its industrial site at St. Paul's Road, Wednesbury, England. The year ended September 30, 2005 includes $5.2 million relating to the sale of land at Wednesbury, England and also $3.5 million relating to the warehouse and office facility at Boca Raton, Florida. Purchases of plant and equipment were $0.9 million in 2006 compared to $1.0 million in 2005. Also included within the cash flow for the year to September 30 2006 is $0.2 million relating to the acquisition of a 25% stake in a joint venture company, Ningbo Hitech Magnetic Assemblies Co. Ltd.

(3) Net cash used in financing activities was $0.8 million compared to an inflow of $0.7 million in 2005. The 2006 outflow principally represents the repayment of UK overdrafts. The 2005 inflow relates to the utilization of the UK bank overdraft facility.

2005 COMPARED TO 2004

(1) Net cash used by operating activities in the year ended September 30, 2005 was $6.2 million (2004: $3.4 million cash generation). This represents a year on year adverse movement of $9.3 million (295%), which arose primarily from the following:

-  increase in net outflows from other assets and liabilities of $5.7m (194%)

-  decrease in trade working capital inflows of $3.3 million (196%)

-  Reduction in net income (adjusted for depreciation, gain on sale of land and buildings and deferred income taxes, etc) of $0.3 million (8.4%) as dealt with in the commentary of results above.

The reasons for these variances in the cash flow movements associated with other assets and liabilities and trading working capital are summarized below:

(a) Variances in cash flows attributable to other assets and liabilities

i)  The major contributory factor is the payment of a special contribution of

   $7.2 million to the UK Pension Plan, which was made in two equal installments in June and September 2005. Additionally, annual employer pension contributions increased by $0.3 million due to the increase, from

   May 2005, following agreement between the company and the Trustees of the

   UK Pension Plan.

ii) The $0.8 million of additional legal and professional fees, monitor costs and related expenses accrued in the US Holding Company at September 30,

   2004 were partially defrayed in the year under review thereby giving rise to a cash outflow.

iii) Release of $0.6 million of provisions made in prior periods.

The adverse effect of the above has been mitigated by:

i)  Reduced lease payments in the year payable on the UK car fleet of $0.2 million.

ii) The inclusion of UK reorganization and severance provisions at September

   30, 2005, which was not paid until fiscal 2006.

iii) An increase in the non-cash FAS 87 pension charge of $2.7 million.

(b) Trade working capital variances.

   The net decrease in cash inflows derived from increases in trade working capital is as follows:

                        Note   $ million

   Increased inventory outflows..........   (i)     (6.7)

   Increased trade receivable inflows....  (ii)     4.0

   Increased trade payable outflows......  (iii)     (0.6)

                              ----

                              (3.3)

                              ----

i)  In the year ended September 30, 2005 inventories increased by $3.6 million compared to a decrease of $3.1 million in the year ended September 30,

   2005. During 2004 a rigorous inventory reduction program had been initiated. In addition, stock levels at September 30, 2003 were particularly high with one-off stock builds in the Company's Australian subsidiary and the bulk purchase of new ranges of factored products in the

   UK. These stock-builds reversed in 2004 thereby contributing to the cash inflows in 2004. Not only were they not repeated during 2005 but inventory levels have been adversely impacted by poor UK final quarter sales.

   Additionally, purchases of stock in the new Metrology Division in Holland also had an adverse effect on inventory flows, as did strategic stock builds in those sectors of the UK business which were undergoing reorganization.

ii) UK sales in August and September 2004 benefited from increased turnover of approximately $1.8 million when compared to the equivalent period in 2003.

   The inflow from trade receivables in the year ended September 30, 2005 therefore benefits from the cash received from these sales. Sales levels in the last quarter of 2005 across the majority of divisions have been lower than those witnessed in the last quarter of 2004. This has therefore reduced trade receivables and further contributed to the favorable movement in trade receivables when compared to last year.

iii) Decreased trade payable inflows of $0.6 million have arisen in the year due to increasing levels of purchases from overseas suppliers on reduced payment terms.

(2) Cash inflow from investing activities in the year ended September 30, 2005 was $7.7 million compared to an outflow of $6.9 million in 2004. The year ended September 30, 2005 includes $5.2 million relating to the sale of land at Wednesbury, England and $3.5 million relating to the warehouse and office facility at Boca Raton, Florida. Purchases of plant and equipment were $1.0 million. The net outflow in 2004 relates primarily to $3.2 million that was paid to purchase the land and buildings at Wednesbury,

   England and $3.3 million paid in respect of the acquisition of the warehouse and office facilities at Boca Raton, Florida.

(3) Net cash provided by financing activities was $0.7 million compared to an outflow of $0.3 million in 2004. The 2004 outflow principally represents the repayment of the overdrafts in the Company's French subsidiary. The

   2005 inflow relates to the utilization of the United Kingdom bank overdraft facility. Despite the receipt, in January 2005, of $5.2 million in relation to the sale of the land and buildings at Wednesbury, the special pension contribution of $7.2 million paid in June and September 2005 and the payment, in quarter 4, of various UK reorganization costs, led to a utilization of part of the UK bank overdraft facility.

BANK FACILITIES

The UK subsidiaries of Spear & Jackson plc and Bowers Group plc maintain a line of credit of $8.4 million. This is secured by fixed and floating charges on the assets and undertakings of these businesses. Of the total facility, $5.6 million relates to bank overdrafts and $2.8 million is available for letters of credit.

These facilities are denominated in British pounds. The overdraft carries interest at UK base rate plus 1%. At September 30, 2006 the company had $nil

(2005: $0.8 million) outstanding under the overdraft line and $0.1 million in outstanding letters of credit (2005: $0.6 million).

The French and Australian subsidiaries of Spear & Jackson plc maintain short-term credit facilities of $2.7 million denominated in Euros and Australian dollars. The facilities comprise bank overdraft lines, with interest rates ranging from 6.8% to 12.6%, together with facilities for letters of credit and the discount of bills receivable. There was nothing outstanding under the overdraft lines at both September 30, 2006 and September 30, 2005 $0.5 million of letters of credit and bills were outstanding under these facilities at

September 30, 2006 (September 30, 2005: $0.1 million).

The UK facilities were renewed in December 2006, the Australian facilities were renewed in October 2006 and the French facilities fall for renewal at various dates in 2007. These lines of credit are subject to the Company's and its subsidiaries' continued credit worthiness and compliance with the applicable terms and conditions of the various facilities. Assuming that the Company maintains compliance with these conditions it is anticipated that all the facilities will continue to be renewed on comparable terms and conditions.

The Company's bank accounts held with the HSBC Bank plc by UK subsidiaries of

Spear & Jackson plc and Bowers Group plc form a pooled fund. As part of this arrangement the companies involved have entered into a cross guarantee with HSBC

Bank plc to guarantee any bank overdraft of the entities in the pool. At

September 30, 2006 the extent of this guarantee relating to gross bank overdrafts was $21.6 million (September 30, 2005 $20.4 million). The overall pooled balance of the bank accounts within the pool at September 30, 2006 was a net cash in hand balance of $5.4 million (September 30, 2005 $0.8 million overdrawn).

The bank overdraft and other facilities of Spear & Jackson Australia Pty.

Limited have been guaranteed by its immediate parent, James Neill Holdings

Limited and the bank overdraft and other facilities of Spear & Jackson France SA have been guaranteed by Spear & Jackson plc.

Our business operations have been funded from net operating income supplemented,

where necessary, by utilization of the UK, French and Australian banking facilities described above. We believe what we have sufficient capital resources, liquidity and available credit under our current principal banking facilities supplemented, where necessary, by temporary increases, to sustain our current business operations and normal operating requirements for the foreseeable future.

As the Company continues to focus its efforts on improving the competitiveness of its worldwide operations, additional funding may be required to finance restructuring of the non-profitable areas of the Company's divisions and to meet items of significant one-off expenditure. Such expenditure may include:

investment in new capital equipment; further special contribution payments to reduce the pension plan deficit; and any expansion of the Spear & Jackson or

Bowers operations.

Funding for these initiatives may be obtained through the negotiation of increased bank lending facilities or the sale of surplus assets.

OUTLOOK

The first two months of Quarter 1 2007 were in line with expectations and show an operating profit of $0.5 million before consideration of FAS 87 pension charges, interest and taxation. We anticipate that because of the seasonal nature of our garden products businesses in the UK and France and the traditionally low sales level in December, a trading loss (before inclusion of pension charges) will be recorded in that month of approximately $0.1 million.

This trading pattern is consistent with the prior year and with forecast. The base trading profit will be eliminated by the significant non-cash pension charge calculated in accordance with FAS 87. The Company's actuaries anticipate that the charge will be $7.9 million for fiscal 2007 compared to $8.4 million for fiscal 2006. Base trading profits for the first quarter are currently anticipated to be $0.6 million and after the deduction of the quarter's pension charge of $1.9 million an operating loss (before unusual items and taxation) of

$1.3 million is forecast. As a result of the level of pension charges the

Company does not anticipate returning a net profit after tax for fiscal 2007.

Management will consider all available operational strategies to mitigate the negative impact of trading losses which arise as a result of the high pension costs during the forthcoming year.

During the later part of fiscal 2005 and during 2006 the Company performed a detailed review of its UK manufacturing operations to identify initiatives to combat declining sales performance and the increase in low price point imports from Far Eastern markets. The implementation of a number of strategies to reduce its ongoing cost base was carried out during the year. In January 2006, the

Company announced the closure of its Wednesbury manufacturing and distribution facility and the relocation of the central UK warehousing facility to the Atlas site in Sheffield, England. This was completed by the end of November 2006. In fiscal 2005 the Company had previously sold the excess element of its site and on July 27, 2006 the Company completed the sale of the remaining element of the

Wednesbury property. Funds realized from the disposal have been used to finance the closure costs associated with the Wednesbury site and any excess sale proceeds be reinvested in the business.

In addition, in the third quarter of fiscal 2006 the Company announced the cessation of certain manufacturing operations at its Atlas site. Likewise, on

August 11, 2006 the Company's UK subsidiary, Eclipse Magnetics, announced that the Company would cease a number of its manufacturing activities at its site in

Sheffield and that the remaining elements of the business would be transferred to the Atlas Site.

The Wednesbury site closure, the Atlas reorganization and the Eclipse restructuring and relocation form part of the Company's UK manufacturing reorganization program which has been initiated to regenerate and modernize key areas of the hand and garden tools and Eclipse businesses. The closures will enable the Company to consolidate its sites and will allow the Company to develop a modern manufacturing, warehouse and distribution facility which will be well placed to meet the current and future needs of its customers. The changes made to the shape and structure of the UK business are significant and it is therefore probable that, in the short term, the cost savings that the reorganizations will deliver will be diluted whilst new procedures and processes are being established.

We will continue to look at further initiatives to rationalize underperforming areas of the business and to monitor operational infrastructures in the United

Kingdom, particularly overhead costs, to ensure that these are as cost efficient as possible and at a level appropriate to the needs of the business.

The Company's core UK hand and garden businesses continue to face challenging trading conditions with the key considerations being soft demand in the UK retail sector, fierce competition from cheap foreign imports and the increasing trend for multiple retailers to buy and promote own label brands in preference to Company products. The reorganization program referred to above was implemented to address these issues and further strategies will be considered to reduce the Company's cost base.

As with the Company's UK hand and garden tool businesses, our Australasian and

French subsidiaries continue to experience difficult trading conditions because of flat retail demand, increased levels of competition from Far East imports,

reduced consumer spending and the increasing trend of some retail groups to expand their own direct import programs.

To counteract such factors, the management of these operations has developed and introduced a number of new and extended ranges and promotional programs. Going forward these ranges should deliver incremental sales and margin growth.

Additionally, overhead reduction programs are ongoing as management continues to focus on the removal of all excess costs from the businesses.

Within the Metrology division the new selling and distribution outlet in

Maastricht is now fully operational. In the future, this revenue and earnings growth will be enhanced by the division's quality control and distribution centre which has been established in Shanghai, China.

Looking forward, demand for our own manufactured metrology hand tools will continue to face further pressure from low cost Far East imports. The Company therefore recognizes the need to focus its UK manufacturing sites on producing more high technology products and measuring solutions. New products are the key drivers for growth and several new ranges are due to be released during fiscal

2007. In order to make the Company more competitive in the low technology sectors, various initiatives are also being explored within our new Shanghai facility including the set up of its own manufacturing operation.

Our businesses will again face the issues of increased costs and margin erosion as a result of raw material, fuel and other utility price increases, interest rate increases, the $7.9 million FAS 87 pension charge and a weak dollar. This will again put pressure on our margins and overhead costs, and wherever possible, these increases will be passed on though sales price increases.

Any strengthening of the US dollar would impact favorably on the business as this would ease the pressure on margins and increase our competitiveness.

Current trends, however, suggest a continued weakening which will place additional pressure on our sales into a number of export markets.

The level of overhead expenses, particularly legal and professional costs,

incurred by our US corporate head office has reduced following the settlement of the SEC suit during 2005. Any future savings will be dependent upon the final resolution of the Class and Derivative Action lawsuits and the continuing role of the Corporate Monitor.

In the forthcoming year we will continue to focus on improving cash generation.

As explained above, during fiscal 2006 the Company announced the closure of its

Wednesbury site and the relocation and reorganization of its Eclipse and Atlas sites. In addition, therefore, to normal trading cash requirements, in the first two quarters of fiscal 2007 costs will be defrayed in the relation to the various restructuring initiatives. These costs will be funded from existing core

UK bank facilities. Further funds will also be required to finance the next stage of the development of the Shanghai business through the set up of its own manufacturing facility. During the course of the forthcoming year the Company will commence negotiations with the trustees of the pension plan to determine the level of future employer cash contributions. The contributions will be calculated in accordance with new UK pension legislation and it is therefore likely that pension payments will increase by at least $2 million per annum from

July 2007.

To restrict the pressure that this expenditure will have on the Company's bank facilities, focus will be maintained on the working capital reduction program that has already been initiated. Emphasis will therefore continue to be placed on strict working capital control in the forthcoming months. In conjunction with this, the inventory reduction program that was implemented in quarters one and two will continue, although temporary increases in inventories will occur as a result of inventory builds that will be necessary during the closure of the

Wednesbury manufacturing site and other reorganization initiatives.

Going forward, the success factors critical to our business include sales growth through penetration in new and existing markets; the implementation of strategies to enable us to compete against suppliers based in low cost manufacturing regimes; successful sourcing of new and existing products at favorable prices, emphasis on new product development activities so that we can exploit our brand equity and technical expertise to differentiate our product offerings from cheap "me-too" imports; emphasis on promotional campaigns and demonstration tours which focus on high margin product groups and on those high added value areas of the Metrology and Magnetics businesses; continued

reorganization of our manufacturing and overhead bases so that they are as cost efficient as possible; the successful onward development of new operations in

China and elsewhere; and the maximization of cash resources and the negotiation of additional bank facilities, where required, so that we are able to fund new initiatives and take advantage of market opportunities.

Much, however, will continue to depend on the level of retail demand in our UK,

French and Australasian markets. The results for fiscal 2006 were adversely affected by softening demand and a further deterioration in consumer confidence could significantly impact on our earnings levels in subsequent periods.

As previously reported, the formal resolution of the SEC legal action in fiscal

2005 enabled the Company to move forward with more certainty so that both short and long term commercial strategies could be formulated and implemented. The stability of the Company will be further enhanced by the settlement of the Class and derivative Action litigation and by the sale of Jacuzzi Brands, Inc.'s 61.8%

majority shareholding in Spear & Jackson, Inc. to United Pacific Industries

Limited ("UPI") on July 28, 2006.

The development of detailed business strategies under our new ownership structure is in its formative stages but potential synergies and areas of specific market and commercial expertise have been identified which, going forward, are hoped to be of benefit to both Spear & Jackson, Inc. and UPI. Both

UPI and Spear & Jackson, Inc. welcome this business combination which should lead to the formation of an enterprise of sufficient size and with a range of products that will enable it to compete effectively in the modern global trading environment.

OFF BALANCE SHEET ARRANGEMENTS AND CONTRACTUAL OBLIGATIONS

The Company makes a range of contractual obligations in the ordinary course of business. The following table summarizes the Company's principal obligations at

September 30, 2006:

                   Total    Payments due by period ($m)

Contractual obligation        Amount  1 year  1-3   4-5   5 years

                  Committed or less years  years  or more

                   ($m)

Capital lease obligations........   0.9    0.5   0.4    -     -

Operating leases.................                      -

(note a).........................   5.9    1.1   1.9   1.6    1.3

                   ---    ---   ---   ---    ---

                   6.8    1.6   2.3   1.6    1.3

                   ---    ---   ---   ---    ---

(a) Amounts represent the minimum rental commitments under non-cancellable operating leases.

(b) Excluded from the above tables are the amounts payable by the Company to the UK defined benefit pension plan as future funding obligations over the five year term shown above cannot be accurately forecast. The annual contribution rate is set annually by the actuary in accordance with the applicable UK regulatory legislation. In the year ended September 30, 2006 the Company paid $3.4 million into the plan. In the year ended September

   30, 2007, in the ten month period to July 31, 2007 the level of contributions will be approximately $3.1 million. Contributions after that date will be determined after consultation between the Company, the actuary and the pension plan trustees. Following the introduction of new UK pension legislation it is anticipated that post July 31, 2007 Company contributions will increase to $5.9 per annum.

(c) As at September 30, 2006, the Company had letters of credit of $0.6 million outstanding, which are secured by the UK and Australian credit facilities.

At September 30, 2006, the Company had no material off-balance sheet arrangements other than the non-debt obligations described in contractual obligations above.

DISCUSSION OF CRITICAL ACCOUNTING POLICIES

We prepare our consolidated financial statements in accordance with accounting principles generally accepted in the United States. As such, we are required to make certain estimates, judgments and assumptions that we believe are reasonable based upon the information available. These estimates and assumptions affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Actual results could differ significantly from those estimates under different assumptions and conditions. We believe that the following discussion addresses our most critical accounting policies, which are those that are most important to the portrayal of our financial condition and results of operations and which require our most difficult and subjective judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. Note 2 to the accompanying consolidated financial statements includes a summary of the significant accounting policies used in the preparation of the consolidated financial statements.

Our most critical accounting policies are those relating to inventory valuation,

revenue recognition, foreign exchange risk, pension and post-retirement benefit obligations and income taxes.

INVENTORY VALUATION

Inventories are stated at the lower of cost and net realizable value. Cost includes all costs incurred in bringing each product to its present location and condition, as follows:-

Raw materials, consumables and goods for resale - valued at cost determined on a first in, first out basis.

Work in progress and finished goods - cost of direct materials and labor plus attributable overheads based on a normal level of activity.

Provisions in respect of net realizable value and obsolescence are applied to the gross value of the inventory. Net realizable value is based on estimated selling price less any further costs expected to be incurred to completion and disposal. Provision is made for slow moving or defective items by comparing inventories on hand to future projected demand. Provision is made where inventories held are in excess of 1 year's budgeted future sales as follows:

   Inventory in excess of 1 to 2 years' sales:  provision of 25% of cost

   Inventory in excess of 2 to 3 years' sales:  provision of 50% of cost

   Inventory in excess of 3 to 5 years' sales:  provision of 75% of cost

   Inventory in excess of 5 years' sales:    provision of 95% of cost

Obsolete inventories are subject to a 100% provision. This provisioning methodology has been consistently applied by management over a number of years.

Management believes that this approach is both prudent and provides an accurate and efficient manner for making suitable provision against slow moving and obsolete inventory lines.

Comparable stock values are as follows:-

                                 2006   2005

                                  $m    $m

Gross Stock

-  raw materials and consumables............................   6.2   5.3

-  work in progress.........................................   4.5   6.4

-  finished goods...........................................  19.3   19.8

Less

-  slow moving, obsolete and net realizable value provisions  (7.1)  (6.5)

                                 ----   ----

Net Stock Valuation...........................................  22.9   25.0

                                 ====   ====

The overall decrease in the net value of inventory is $2.1 million which is stated using year end US$ cross rates. The year end cross rate at September 30,

2006 was 1.8682 compared to 1.7688 at September 30, 2005. Restating the 2005 inventory at the 2006 closing cross rate would have the effect of increasing the

2005 inventories by $1.4 million. The total stock movement, excluding currency fluctuations, is therefore a decrease of $3.5 million. This decrease is attributable to:

(i) Rigorous stock reduction programs initiated in the year to September 30,

   2006.

(ii) Higher than usual stock provisioning against old and obsolete lines.

Activity on the inventory reserve in the above years can be summarized as:

                                 2006   2005

                                  $m    $m

Balance brought forward.......................................   6.5   5.9

Provisions released following disposal of inventory...........  (1.7)  (0.5)

Additional provisions made....................................   1.9   0.9

Exchange movements............................................   0.4   0.2

                                  ---   ---

Balance carried forward.......................................   7.1   6.5

                                  ===   ===

While the Company has benefited in income terms during the year from selling inventories that had been previously written down, the inventory reserve has increased during the year. This is primarily due to exchange rate fluctuations and the insertion of one-time inventory provisions in the UK hand and garden and

Magnetics divisions as a result of the reorganizations carried out in those operations.

REVENUE RECOGNITION

Revenue is recognized upon shipment of products or delivery of products to the customer depending on the terms of the sale. Provisions are made for warranty and return costs at the time of sale. Such provisions have not been material.

Most of the Company's major customers have provision for sales rebates in their trading terms. The levels of rebates are individually negotiated with each customer and are unique to that customer. Typically, a series of escalating targets is set for purchases from the Company and, on reaching each target, a rebate, usually paid in the form of credit note but occasionally in cash, is triggered e.g.

               Sales

              Revenues    Rebate    Rebate

                $m       %      $m

Target      1       0.5      5.0     0.025

         2       0.75      7.5     0.056

         3       1.0      10.0     0.1

         4       1.25     12.0     0.15

The revenue targets are set on a twelve-month basis, however the period ends used for these sales targets are not necessarily coterminous with the accounting period end of Spear & Jackson, Inc. At any point in time, the rebate liability is calculated by estimating the annual sales value for each customer (in order to ascertain the rebate % the customer is likely to achieve), applying the relevant % to the actual sales achieved to date, and then deducting any interim rebates already paid.

The rebates charge is netted against gross sales in the profit and loss account.

Rebates are paid to customers per their individual agreements. Typically payments are made semi-annually or annually, however there are agreements in place in which rebates are paid monthly and quarterly.

Generally there is no provision for customers to return products they cannot sell. However, a small number of customers have negotiated a return clause in their trading agreements. There is a time limit for these returns, which vary from customer to customer, none of which exceed 12 months from the original invoice date. The amount of mutual returns made in the year ended September 30,

2006 was $0.9 million (September 30, 2005 $0.04 million).

FOREIGN CURRENCY TRANSLATION

The functional currency of each of the Company's foreign operations is the local currency. The consolidated financial statements of Spear & Jackson, Inc. are denominated in US dollars.

Changes in exchange rates between UK sterling, the Euro, the Chinese Yuan, the

New Zealand dollar, the Australian dollar and the US dollar will affect the translation of the UK, French, Dutch, Chinese, New Zealand and Australian

subsidiaries' financial results into US dollars for the purposes of reporting the consolidated financial results.

The process by which each foreign subsidiary's financial results are translated into US dollars is as follows: income statement accounts are translated at average exchange rates for the period; balance sheet asset and liability accounts are translated at end of period exchange rates; and equity accounts are translated at historical exchange rates.

The US$ Balance sheet and income statement financial data could therefore be subject to material fluctuation year on year as a result of significant movements in the cross rate between the US$ and the various source functional rates used in the consolidation.

Translation adjustments arising from the use of differing exchange rates from period to period are included in the Accumulated Other Comprehensive Income

(Loss) account in Stockholders' Equity. Management has decided not to hedge against the impact of exposures giving rise to these translation adjustments as such hedges may impact upon the Company's cash flow compared to the translation adjustments which do not affect cash flow in the medium term.

PENSION AND POST-RETIREMENT BENEFIT OBLIGATIONS

A. ACTUARIAL BACKGROUND

The Company operates a contributory defined benefit plan covering certain of its employees in the United Kingdom based subsidiaries of Spear & Jackson plc.

The overall funding objective of the scheme is to hold assets that are sufficient to cover the Plan's past service and ongoing liabilities. These liabilities form the "funding target" and include an allowance for expected future increases to the pensionable earnings of active members so that the cost of the plan's benefits is considered over the longer term.

The last full actuarial valuation of the scheme was carried out at December 31,

2004. This showed the following:

                             $M

   Value of past service ongoing liabilities......  (190.0)

   Market value of assets.........................   150.0

                             -----

   Past service deficit...........................   (40.0)

                             =====

   FUNDING RATIO..................................    79%

Under the United Kingdom Pensions Act 1995, schemes were required to satisfy a minimum funding test known as the Minimum Funding Requirement (MFR). This was based on the benefits which would be paid if the active members had left the plan on the valuation date. The ratio of the market value of the plan's assets to its MFR liabilities was known as the MFR funding ratio. At the 2004 valuation date the MFR funding ratio was 89%.

The previous full actuarial valuation was performed at April 5, 2002. The base funding and MFR funding ratios at that date and at September 30 financial year ends thereafter have been:-

                    Funding Ratios

                  Base %      MFR %

   April 5, 2002...............   94        94

   September 30, 2002..........   78        91

   September 30, 2003..........   89        96

   September 30, 2004..........   81        92

   September 30, 2005..........   85        96

At September 30, 2006 (the latest date at which information is available for the current year annual filing), the base funding ratio and MFR funding ratio shows little movement at 84% and 98% respectively.

Company pension contributions are determined by the Trustees of the plan with the agreement of the principal employer and after consultation with the actuary.

Contribution levels are set with the intention of eliminating the past service deficit in the long term.

Following the December 2004 actuarial valuation of the Plan, the rate of employer contribution fell due for re-certification on or before May 31, 2005.

After discussion between the Plan trustees and the Company it was agreed that the Company would make a special contribution to the Plan of L4 million

(approximately $7.2 million) payable in two installments of L2 million

(approximately $3.6 million) in June and September 2005. It was also agreed that from June 2005 the Company's annual rate of pension contribution would increase to L1.9 million (approximately $3.7 million).

The actuary has confirmed that this contribution rate, which will remain fixed until July 31, 2007 providing certain funding criteria are met, is adequate for the purpose of securing that the MFR funding ratio will be returned to 100% by the end of 10 years. The Company believes that payments at the current level will be adequately funded from future annual operating cash generation.

Contributions depend on the future experience of the Plan subsequent to the valuation date, particularly the investment returns. The next valuation of the

Plan will be carried out no later than December 31, 2007. It is intended that the contribution rate will be reviewed in 2007 and any adjustments to the rate agreed at that time. Should such agreement not, however, be reached by August

2007, then the Company's contribution will increase to L3 million (approximately

$5.3 million). Following changes in UK pensions legislation the contribution rate that will apply from August 2007 onwards will be determined in accordance with the requirements of the Scheme Specific Funding regulations rather than

MFR. The Scheme Specific Funding regulations require , inter alia, that plan deficits must be made good over an accelerated time frame and this requirement,

together with other conditions, will mean that the annual contribution level will increase substantially from the rate of L1.9 million ($3.7 million) that is currently being paid by the Company.

Contributions will therefore be subject to review, upwards or downwards, at future actuarial valuations. Contribution rates in previous years have been as follows:

                       Rate

                        %

   Prior to June 1, 2000................  5.0

   June 1, 2000 to July 31, 2001........  28.5

   August 1, 2001 to October 30, 2002...  24.8

   October 31, 2002 to May 31, 2005.....  21.2

The amounts of employer contributions paid at these rates in recent accounting periods are:

   Year Ended         $ million

   September 30, 2003.......   2.7

   September 30, 2004.......   2.8

   September 30, 2005.......   10.2

   September 30, 2006.......   3.4

The contributions paid in the year ended September 30, 2005 include a special contribution of $7.2 million.

B. PRESENTATION OF PENSION AND POST RETIREMENT BENEFITS UNDER SFAS 87

Several statistical and other factors which attempt to anticipate future events are used in calculating the expense and liability related to the plans. These factors include assumptions about the discount rate, expected return on plan assets and rate of future compensation increases as determined by us, within certain guidelines, and in conjunction with our actuarial consultants and auditors. In addition, our actuarial consultants also use subjective factors such as withdrawal and mortality rates to estimate the expense and liability related to these plans. The actuarial assumptions used by us may differ significantly, either favorably or unfavorably, from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of participants.

This discussion addresses the sensitivities in assumptions that could impact the plan disclosures in the company's consolidated balance sheet and income statement and also their effect on ongoing employer contribution payments and the company's liquidity.

The principal assumptions used to determine Spear & Jackson plc's pension benefit costs are the discount rate, the expected return on plan assets and the rate of compensation increase.

The discount rate used to determine the present value of future pension payments is based on the yields on high-quality, fixed-income investments (typically

AA-rated corporate bonds). The present values of the Company's future pension and other post-retirement obligations were determined using discount rates of

5.05% at September 30, 2006, 5.0% at September 30, 2005, and 5.5% at September

30, 2004.

The expected rate of return on assets is set in the light of long term expectations for returns on the assets held by the plan. The start point for the derivation of the rate is the return on gilts of appropriate term compared to the plan liabilities. To reflect the fact that a significant part of the plan's assets are invested in asset classes, such as equities and corporate bonds, that are expected to produce higher returns than gilts, the overall rate of return on assets has then been adjusted to take account of these higher yields.

The rate of compensation increase and the expected return on plan assets were assumed to be 3.1% and 6.6% in the year ended September 30, 2006 (2005: 2.9% and

6.5% respectively, 2004: 2.8% and 7.0% respectively).

As noted above, a number of statistical and other factors are utilized in determining the assumptions about the discount rate, expected return on Plan assets, rates of future compensation and inflationary increase and mortality rates necessary for the preparation of the disclosures relating to the Company's

Pension Plan which are required in accordance with SFAS 87. The use of different assumptions may have a significant impact on the measurement of the profit and loss account pension expense and the balance sheet pension liability that are to be recognized in the Company's financial statements.

Certain of these assumptions have judgmental aspects. There is, therefore, the potential for a range of acceptable values to be available for several of the assumptions at any time, all of which could be justified and considered appropriate for the purposes of compiling the necessary disclosures under SFAS

87.

The range of possible acceptable assumptions reflects, inter alia, degrees of optimism and caution that the actuaries can build into their assumption models concerning certain macro and micro economic conditions and other demographic factors. Further, because of the constantly evolving nature of such economic and demographic factors, assumptions will not remain constant over time but will move to reflect changes in the principal calculation drivers that underpin them.

The following sensitivity table illustrates the impact on the Company's balance sheet and the amounts charged against the Company's earnings in respect of SFAS

87 pension expense as a result of making changes in certain of the key assumptions used in calculating the assets and liabilities of the pension plan:




                             Impact on

                            September 30,

                              2006        Impact on

                  Impact on 2007    Projected      September 30,

                  Pre-Tax Pension    Benefit       2006 Equity

Change in Assumption          Expense      Obligation     (Net of tax)


25 basis point

 decrease in discount rate.....  +$1.05 million   +$0.33 million    -$6.88 million

25 basis point

 increase in discount rate.....  -$1.01 million   -$9.85 million    +$6.56 million

25 basis point

 decrease in expected

 return on assets..............  +$0.41 million   -           -

25 basis point

 increase in expected

 return on assets..............  -$0.41 million   -           -

25 basis point

 increase in compensation

 assumption....................  +$0.15 million   +$0.77 million    -

25 basis point

 decrease in compensation

 assumption....................  -$0.15 million   -$0.75 million    -

Use of PA8002010

 Mortality table...............  -$1.56 million   -$11.47 million    +$7.75 million



Given below, in tabular format, is a summary of the assumptions used in the preparation of the SFAS 87 pension calculations in the years ended September 30,

2006, 2005, 2004 and 2003.

ASSUMPTIONS SUMMARY

                  SEPTEMBER  SEPTEMBER  SEPTEMBER  SEPTEMBER

                   2006    2005    2004    2003

WEIGHTED AVERAGE ASSUMPTIONS

Discount rate....................   5.05%    5.00%   5.50%    5.50%

Rate of compensation increase....   3.10%    2.90%   2.80%    2.50%

Expected return on assets........   6.60%    6.50%   7.00%    7.50%

Fixed pension increase...........   5.00%    5.00%   5.00%    5.00%

LPI pension increase.............   2.80%    2.70%   2.70%    2.50%

Post 1988 GMP increase...........   2.50%    2.40%   2.40%    2.00%

Inflation........................   3.00%    2.80%   2.80%    2.50%

Mortality table..................     -      -   PA80    PA90

Mortality table - current

 pensioners .................... PA92C2005  PA92C2005     -      -

Mortality table - future

 pensioners..................... PA92C2015  PA92C2015     -      -

Using the assumptions referred to above, the funded status of the plan under FAS

87 at September 30, 2006, 2005, 2004 and 2003 was as follows:

                 9/30/06   9/30/04   9/30/04   9/30/03

                 $'000    $'000    $'000    $'000

Projected benefit obligation.. (234,598)  (213,471)  (180,375)  (154,105)

Fair value of plan assets.....  186,205   170,110   141,257   124,355

Projected benefit obligation

 in excess of plan assets.....  (48,393)   (43,361)   (39,118)   (29,750)

Unrecognized actuarial loss    71,322    69,907    59,902    47,637

Net amount recognized.........  22,929    26,546    20,784    17,887

As at September 30, 2003, 2004 and 2005, the 2006 projected benefit obligation is in excess of plan assets. The impact of this underfunding has not been recognized in its entirety in the above tabulations but has, instead, been deferred or spread over the assumed future working lifetime of 13 years for active plan members in years 2003 and 2004 and 12 years in 2005 and 2006 based on actuarial expectation of a substantial future increase in the value of plan assets.

The majority of the unrecognized actuarial loss has arisen as a result of substantial asset losses, significant liability increases due to a continuing reduction in the discount rate and the increased longevity of Plan participants.

The impact of the reduction in the discount rate has been particularly severe for the Plan given that the membership profile of the scheme is relatively mature (with over 50% of the Plan members being pensioners) and that a significant proportion of pensions increase at a fixed 5% when in payment.

Due to the lower discount rate, a decline in the fair market value of plan assets during 2003 and the use of revised mortality tables, the accumulated benefit obligation at September 2003, September 30, 2004 and 2005 exceeded the fair value of plan assets by $25.3 million, $33.5 million and $36.0 million respectively. At September 30, 2006, the ABO again exceeded the market value of plan assets. The excess at the 2006 period end was $40.6 million and a net of tax comprehensive loss of $6.3 million has been credited to shareholders' equity in 2006. Cumulative amounts recognized in the consolidated balance sheet at

September 30, 2006, together with comparative disclosures for 2003, 2004 and

2005 are therefore as follows:

                  2006     2005     2004     2003

                 $'000    $'000    $'000    $'000

Accrued pension liability

 (disclosed in other

 liabilities).................  (40,565)   (35,954)   (33,545)   (25,262)

Other comprehensive income

 (disclosed in shareholders'

 equity)......................  63,494    62,500    54,329    43,149

Net amount recognized.........  22,929    26,546    20,784    17,887

Assuming only a modest increase in the fair market value of plan assets in 2006 and the application of a reduced discount rate it is anticipated that both the accumulated benefit obligation and the potential benefit obligation at September

30, 2007 will exceed the fair value of plan assets. As a result of this, and also the publication of a new US financial reporting standard relating to the revised accounting treatment of defined benefit pension plans, it is likely that the amount of the pension deficit recorded in the Company's balance sheet at

September 30, 2007 will increase substantially.

In September 2006, the FASB issued SFAS No. 158, Employers' Accounting for

Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB

Statements No. 87, 88, 106 and 132(R) (SFAS 158). This statement requires recognition of the overfunded or underfunded status of defined benefit pension and other postretirement plans as an asset or liability in the statement of financial position and changes in that funded status to be recognized in comprehensive income in the year in which the changes occur. SFAS 158 also requires measurement of the funded status of a plan as of the date of the statement of financial position. The recognition provisions of SFAS 158 are effective for fiscal 2007, while the measurement date provisions are effective for fiscal year 2009. If SFAS 158 were applied at the end of fiscal 2006, using the Company's September 20, 2006 actuarial valuation, we would have recorded an additional pre-tax charge to accumulated other comprehensive income totaling

$7.8 million ($5.5 million after tax) representing the difference between the funded status of the plans based on the projected benefit obligation and the amounts recorded on our balance sheet at September 30, 2006.

Under SFAS 87, the following amounts have been charged against earnings in the years ended September 30, 2006, 2005 and 2004.

        $m

   2006   8.4

   2005   4.0

   2004   1.3

The Company has been advised by its actuaries that the comparable SFAS87 pension charge for the year ended September 30, 2007 will be approximately $7.9 million.

The increase in the charge over the last three years is primarily due to an increase in the projected benefit obligation relative to the increase in the market related value of assets. The market related value of assets, which is used to calculate the deferred losses in the plan and the expected return on assets, smoothes the movements in the fair value of assets over a five-year period.

During the year ended September 30, 2006 the fair value of assets increased by around 3.6%. This increase was broadly in line with the increase in the projected benefit obligation over the same period. However, the impact of the increase in the fair value of assets on the pension cost is to be spread over five years. For illustrative purposes, if the full impact of the increase in the fair value was to be taken into account in the SFAS 87 pension charge calculation, the pension cost for the year ending September 30, 2006 would be approximately $3.0 million lower. Therefore, a significant part of the increase in the pension charge is attributable to the market related value calculation.

Recognition of the deferred gain over the next four years would, if plan experience is broadly in line with expectations, lead to a corresponding decrease in the pension charge over that time.

INCOME TAXES

We are required to recognize a provision for income taxes based upon the taxable income and temporary differences for each of the tax jurisdictions in which we operate and for all discrete reportable income streams within those jurisdictions. This process requires a calculation of taxes payable and an analysis of temporary differences between the book and tax bases of our assets and liabilities, including various accruals, allowances, depreciation and amortization. The tax effect of these temporary differences and the estimated tax benefit from our tax net operating losses are reported as deferred tax assets and liabilities in our consolidated balance sheet.

Spear & Jackson, Inc. has approximately twenty income streams within its subsidiary companies for which individual income tax computations are required.

Certain of these income streams have NOLs brought forward from earlier periods that are available for set off against current period earnings arising within those streams. Aggregating these individual income tax calculations derives the income tax charge or credit that appears in the Company's consolidated quarterly and annual financial statements.

Because of the streamed approach that is applied to the Company's earnings for the purpose of calculating its overall taxation liability, significant movements in the Company's effective rate of income tax can arise despite consolidated pre tax earnings remaining constant between one reporting period and the next.

Factors giving rise to such fluctuations include:

a)  Periodic variations in the geographical location of earnings. For example,

   losses incurred in any of our UK subsidiaries in a period may be set off against profits arising in other UK entities in the same period. Where individual UK profit streams are in excess of UK losses, all the losses can be absorbed. If the UK taxable losses exceed UK taxable profits the excess losses cannot, however, be surrendered to non-UK companies. A situation may therefore arise whereby a reduction in the level of profitability of our UK subsidiaries from one reporting period to the next could be matched by an increase in earnings in, say, our French affiliate. Although the overall total of consolidated pre tax earnings in the two periods remains unaltered, a higher effective tax charge may result as a consequence of excess UK tax losses arising in the second period, which cannot be offset against the French earnings. The French earnings thus remain unsheltered and attract taxation at the local statutory rate. The excess UK losses may not give rise to a taxation credit if a carry forward of the losses as a deferred tax asset cannot be justified through doubts concerning their ultimate utilization against future profits and a higher period two tax charge will follow.

b)  Variations in the amount of expenses not allowed to be treated as a deduction for income tax purposes. The level of such permanently disallowable items can vary substantially period to period as a result, for example, of the incidence of substantial one-off legal and professional fees incurred on non-trading items.

c)  Higher or lower levels of profit arising in entities having the benefit of

   NOLs which have not been capitalized as a deferred tax asset because of doubts concerning their short term realization against future profits.

d)  Fluctuations in the level of losses incurred in consistently loss making subsidiaries which already have significant NOLs against which valuation allowances have been previously made.

The interaction of these factors can cause our effective tax rate to vary significantly. Because of the complex interrelationships involved and variances between actual and budgeted earnings on both a consolidated and an individual income stream basis, the impact of these items on the Company's overall taxation rate cannot always be accurately forecast for future periods.

The Company has recorded significant deferred tax assets in its current and prior year consolidated balance sheets. SFAS 109, "Accounting for Income Taxes",

requires a valuation allowance to be established when it is "more likely than not" that all or a portion of a deferred tax asset will not be realized. A review of all available positive and negative evidence is undertaken by the

Company each year to determine the likelihood of realizing the deferred tax benefits which potentially arise on its property, plant and equipment, the UK pension benefit plan, accruals and allowances, inventories and tax loss carry forwards.

Such reviews consider the available positive and negative evidence, and comprise all those factors believed to be relevant, including the Company's recent operating results and its expected future profitability, including the impact of its manufacturing restructuring strategies. Based on these reviews, the Company can then determine whether there is a reasonable expectation that it will generate sufficient future taxable income such that its gross deferred tax assets relating to property, plant and equipment, the UK pension benefit plan,

accruals and allowances and inventories are "more-likely-than-not" to be realized under the SFAS 109 criteria.

The gross deferred tax assets in respect of tax loss carry forwards and other tax credits currently relate to operating loss carry forwards ("NOLS") in the

Company's UK, US, French and Australian companies and to other UK tax credits.

The Company's NOLs arising in the UK, France and Australia can be carried forward without time expiration while the US tax losses expire at various dates between 2017 and 2021. A recent history of operating losses in the entities concerned and other factors has precluded the Company from demonstrating that it is more likely than not that the benefits of these domestic and foreign operating loss carry forwards and other tax credits will be realized wholly or in parts. Accordingly, at September 30, 2006 a valuation allowance has been applied against all NOLS in excess of those that are anticipated to be utilized in the UK entities in 2007 and, in prior years, a full valuation allowance has been recorded against these items.

Spear & Jackson will continue to review the recoverability of its deferred tax assets and, based on such periodic reviews, the Company could recognize a change in the valuation allowance relating to its deferred tax assets in the future should, for example, estimates of forecast taxable income be reduced or other favorable or adverse events occur.

RECENT ACCOUNTING PRONOUNCEMENTS

See note 2 in the "Notes to the Consolidated Financial Statements in Part II of

this Annual Report on Form 10-K.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS

The principal market risks to which the Company is exposed comprise interest and exchange rate fluctuation, changes in commodity prices and credit risk.

INTEREST RATE RISK

The Company is exposed to interest rate changes primarily as a result of interest payable on its bank borrowings and interest receivable on its cash deposits. At September 30, 2006 the Company had no borrowings in the form of overdrafts and had cash and cash equivalents of approximately $9.9 million.

Given the current levels of borrowings, the Company believes that a 1% change in interest rates would not have a material impact on consolidated income or cash flows. Holding the same variables constant, a 10% increase in interest rates would again have a negligible effect on interest payable.

The nature and amount of our debt and cash deposits may, however, vary as a result of future business requirements, market conditions, and other factors.

The definitive extent of our interest rate risk is not therefore quantifiable or predictable because of the variability of future interest rates and business financing requirements.

EXCHANGE RATE RISK

The Company has operations in the United Kingdom, France, Holland, Australia,

New Zealand and China. These operations transact business in the relevant local currency and their financial statements are prepared in those currencies.

Translation of the balance sheets, income statements and cash flows of these subsidiaries into US dollars is therefore impacted by changes in foreign exchange rates.

In the year ended September 30, 2006 compared to the equivalent period in 2005,

the change in exchange rates had the effect of decreasing the Company's consolidated sales by $3.1 million, or 3.1%. Since most of the Company's international operating expenses are also denominated in local currencies, the change in exchange rates had the effect decreasing operating expenses by $0.9 million for the twelve months ended September 30, 2006 compared to the comparable prior year period. If the US dollar further weakens in the future, it could result in the Company having to suffer reduced margins in order for its products to remain competitive in the local market place.

Additionally, our subsidiaries bill and receive payments from some of their foreign customers and are invoiced and pay certain of their overseas suppliers in the functional currencies of those customers and suppliers. Accordingly, the base currency equivalent of these sales and purchases is affected by changes in foreign currency exchange rate.

We manage the risk and attempt to reduce such exposure by periodically entering into short-term forward exchange contracts. At September 30, 2006 the Company held forward contracts to sell Australian and New Zealand dollars to buy approximately $1.2 million US dollars.

The contract values were not materially different to the period end value of the contracts. A 10% strengthening or weakening of the US$ against its Australian and New Zealand counterparts could, however, result in the Company suffering losses or benefiting from gains of approximately $0.05 million had no forward contracts been taken out.

COMMODITY PRICE RISK

The major raw materials that we purchase for production are steel, cobalt,

nickel and plastic. We currently do not have a hedging program in place to manage fluctuations in commodity prices.

CREDIT RISK

Credit risk is the possibility of loss from a customer's failure to make payments according to contract terms. Prior to granting credit, each customer is evaluated, taking into consideration the borrower's financial condition, past payment experience, credit bureau information, and other financial and qualitative factors that may affect the borrower's ability to repay. Specific credit reviews are used in performing this evaluation. Credit that has been granted is typically monitored through a control process that closely monitors past due accounts and initiates collection actions when appropriate. In addition, credit insurance is taken out in respect of a substantial proportion of the Company's non-UK receivables as a means of recovering outstanding debt where the customer is unable to pay.

At September 30, 2006 the Company had made an allowance of $1.6 million in respect of doubtful accounts which management believes is sufficient to cover all known or expected debt non-recoveries.

ITEM 8. CONSOLIDATED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                   INDEX

                                   Page Number

Report of Independent Registered Public Accounting Firm............   F-1

Consolidated Balance Sheets as of September 30, 2006 and 2005......   F-2

Consolidated Statements of Operations for the years ended

 September 30, 2006, 2005 and 2004................................   F-3

Consolidated Statements of Changes in Stockholders' Equity

 for the years ended September 30, 2006, 2005 and 2004............   F-4

Consolidated Statements of Cash Flows for the years ended

 September 30, 2006, 2005 and 2004................................   F-5

Notes to Consolidated Financial Statements.........................   F-6

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Spear & Jackson, Inc.

Wellington,

Florida

We have audited the accompanying consolidated balance sheets of Spear & Jackson,

Inc. and Subsidiaries (the "Company") as of September 30, 2006 and September

30, 2005 and the related consolidated statements of operations, stockholders'

equity and cash flows for each of the three years in the period ended September

30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company

Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Spear & Jackson,

Inc. and its subsidiaries as of September 30, 2006, and September 30, 2005 and

the consolidated results of their operations and its cash flows for each of the three years in the period ended September 30, 2006, in conformity with US generally accepted accounting principles.

/s/ Chantrey Vellacott DFK LLP

Chartered Accountants,

London, England

January 15, 2007

                    F-1



                   SPEAR & JACKSON, INC. AND SUBSIDIARIES

                   CONSOLIDATED STATEMENTS OF OPERATIONS

                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                     FOR THE FISCAL YEARS ENDED

                                SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,

                                  2006       2005       2004

                                ------------   ------------   ------------


Net sales ..................................................  $   96,993   $  100,698   $   99,485

Cost of goods sold .........................................     67,896      67,463      67,574

                                ------------   ------------   ------------

Gross profit ...............................................     29,097      33,235      31,911

Operating costs and expenses:

  Selling, general and administrative expenses ...........     36,078      31,405      29,753

                                ------------   ------------   ------------

Operating (loss) income ....................................     (6,981)      1,830      2,158

Other income (expense):

  Rental and other income ................................       148       157       184

  Interest (net) .........................................       27        47       (300)

  Share of net earnings of investment in joint venture ...       99        -        -

                                ------------   ------------   ------------

(Loss) income from continuing operations before unusual or

 infrequent items .........................................     (6,707)      2,034      2,042

  Gain on sale of land and buildings .....................      3,497      3,279        -

  Settlement of class and derivative action litigation ...      (720)        -        -

  Manufacturing and other reorganization costs ...........     (3,469)     (1,111)        -

                                ------------   ------------   ------------

(Loss) income from continuing operations before income taxes     (7,399)      4,202      2,042

Income tax benefit (provision) .............................       973       (468)     (1,205)

                                ------------   ------------   ------------

Net (loss) income from continuing operations ...............     (6,426)      3,734       837

                                ------------   ------------   ------------

Discontinued operations:

  Loss from discontinued operations

   (net of income taxes of $nil in 2006 and 2005 and 2004)      (101)      (163)      (214)

  Losses and adjustments to previously recorded losses on

   disposal of discontinued operations ...................       48       (476)      (187)

                                ------------   ------------   ------------

Net loss from discontinued operations ......................       (53)      (639)      (401)

                                ------------   ------------   ------------

Net (loss) income ..........................................  $   (6,479)  $   3,095   $    436

                                ============   ============   ============

Basic and diluted net (loss) income per share:

  From continuing operations .............................  $   (1.12)  $    0.42   $    0.07

  From discontinued operations ...........................      (0.01)      (0.07)      (0.03)

                                ------------   ------------   ------------

                                $   (1.13)  $    0.35   $    0.04

                                ============   ============   ============

Weighted average shares outstanding ........................    5,735,561    8,845,290    11,741,122

                                ============   ============   ============

       The accompanying notes are an integral part of these consolidated financial statements.

                            F-2





                 SPEAR & JACKSON, INC. AND SUBSIDIARIES

                    CONSOLIDATED BALANCE SHEETS

                 (IN THOUSANDS EXCEPT NUMBER OF SHARES)


                                   AT SEPTEMBER 30,  AT SEPTEMBER 30,

                                      2006        2005

                                   ----------------  ----------------


              ASSETS

Current assets:

  Cash and cash equivalents ...................................     $ 9,930      $ 7,289

  Trade receivables, net ......................................      15,983       16,448

  Inventories .................................................      22,853       24,999

  Assets held for sale ........................................         -         -

  Foreign taxes recoverable ...................................        215         -

  Deferred income tax asset, current portion ..................       2,182       2,623

  Other current assets ........................................       1,425       1,316

                                     --------      --------

    Total current assets ...................................      52,588       52,675

Property, plant and equipment, net .............................      15,594       17,568

Deferred income tax asset ......................................      14,570       12,690

Investments ....................................................        508        157

                                     --------      --------

    Total assets ...........................................     $ 83,260      $ 83,090

                                     ========      ========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Notes payable ...............................................     $   -      $  752

  Trade accounts payable ......................................       7,766       8,103

  Accrued expenses and other liabilities ......................      12,234       11,241

  Taxes payable ...............................................        155         88

                                     --------      --------

    Total current liabilities ..............................      20,155       20,184

Other liabilities ..............................................        699        749

Pension liability ..............................................      40,565       35,954

                                     --------      --------

    Total liabilities ......................................      61,419       56,887

                                     --------      --------

Stockholders' equity:

Common stock ...................................................        12         12

Additional paid in capital .....................................      51,590       51,590

Accumulated other comprehensive income(loss):

  Minimum pension liability adjustment, net of tax expressed at

   year exchange rates of $19,048 in 2006 and $18,750 in 2005      (44,447)      (43,751)

  Foreign currency translation adjustment, net of tax $nil ....      14,581       11,765

  Unrealized loss on derivative instruments ...................        (10)        (7)

Retained earnings ..............................................        655       7,134

Less: 6,275,561 common stock shares held in treasury, at cost ..       (540)       (540)

                                     --------      --------

    Total stockholders' equity .............................     $ 21,841      $ 26,203

                                     --------      --------

    Total liabilities and stockholders' equity .............     $ 83,260      $ 83,090

                                     ========      ========

     The accompanying notes are an integral part of these consolidated financial statements.

                          F-3





                        SPEAR & JACKSON, INC. AND SUBSIDIARIES

                   CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                        (IN THOUSANDS EXCEPT NUMBER OF SHARES)


                                       ACCUMULATED

                                 OTHER COMPREHENSIVE INCOME (LOSS)

                                -------------------------------------

                                             UNREALIZED

                          ADDITIONAL  PENSION   FOREIGN  GAINS/(LOSSES)      TREASURY

                  COMMON STOCK   PAID IN   MINIMUM  CURRENCY  ON DERIVATIVE RETAINED  STOCK

                 NUMBER  AMOUNT  CAPITAL  LIABILITY TRANSLATION  INSTRUMENTS  EARNINGS (COMMON)  TOTAL

                ---------- ------ ---------- --------- ----------- ------------- -------- -------- --------


Balance October 1, 2003....... 12,011,122   12   51,590  (30,204)    7,406      (15)  3,603   (540)  31,852

Comprehensive income

 Net income for the year......                                       436         436

 Other comprehensive income:

 Foreign currency translation

  adjustment.................                  (2,509)    5,023                     2,514

 Reclassification adjustment

  for prior year unrealized

  holding gains included in

  net income.................                                   15              15

 Unrealized holding losses

  originating in the year....                                  (61)             (61)

 Additional minimum pension

  liability adjustment

  (net of tax of $2,278).....                  (5,317)                          (5,317)

                                                              --------

 Other comprehensive loss.....                                                (2,849)

                                                              --------

Total comprehensive loss......                                                (2,413)

                ---------- ------ ---------- --------  ----------  ------------  -------  -------  --------

Balance September 30, 2004.... 12,011,122   12 $  51,590 $(38,030) $  12,429  $    (61) $ 4,039  $ (540) $ 29,439

                ========== ====== ========== ========  ==========  ============  =======  =======  ========

Comprehensive income

 Net income for the year......                                      3,095        3,095

 Other comprehensive income:

 Foreign currency translation

  adjustment.................                    608     (664)                     (56)

 Reclassification adjustment

  for prior year unrealized

  holding gains included in

  net income.................                                  61               61

 Unrealized holding losses

  originating in the year....                                  (7)              (7)

 Additional minimum pension

  liability adjustment

  (net of tax of $2,713).....                  (6,329)                          (6,329)

                                                              --------

 Other comprehensive loss.....                                                (6,331)

                                                              --------

Total comprehensive loss......                                                (3,236)

                ---------- ------ ---------- --------  ----------  ------------  -------  -------  --------

Balance September 30, 2005.... 12,011,122 $  12 $  51,590 $(43,751) $  11,765  $     (7) $ 7,134  $ (540) $ 26,203

                ========== ====== ========== ========  ==========  ============  =======  =======  =========

Comprehensive income

 Net loss for the year........                                     (6,479)       (6,479)

 Other comprehensive income:

 Foreign currency translation

  adjustment.................                  (2,458)    2,816                      358

 Reclassification adjustment

  for prior year unrealized

  holding gains included in

  net income.................                                   7               7

 Unrealized holding losses

  originating in the year....                                  (10)              (10)

 Additional minimum pension

  liability adjustment

  (net of tax of $756).......                   1,762                           1,762

                                                              --------

 Other comprehensive income...                                                2,117

                                                              --------

Total comprehensive loss......                                                (4,362)

                ---------- ------ ---------- --------  ----------  ------------  -------  -------  --------

Balance September 30, 2006.... 12,011,122 $  12 $  51,590 $(44,447) $  14,581  $    (10) $  655  $ (540) $ 21,841

                ========== ====== ========== ========  ==========  ============  =======  =======  ========

            The accompanying notes are an integral part of these consolidated financial statements.

                                 F-4





                    SPEAR & JACKSON, INC. AND SUBSIDIARIES

                    CONSOLIDATED STATEMENTS OF CASH FLOWS

                          (IN THOUSANDS)


                                        FOR SHE FISCAL YEARS ENDED

                                    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,

                                      2006      2005      2004

                                    -------------  -------------  -------------


CASH FLOWS FROM OPERATING ACTIVITIES:

 Net (loss) income attributable to continuing and discontinued

  operations .....................................................   $ (6,479)    $ 3,095    $  436

 Adjustments to reconcile net income to net cash (used in)

  provided by operating activities:

   Depreciation .................................................    3,223      3,542      2,929

   Provision for loss on disposal of discontinued operations ....     (36)      503       187

   Amortization of asset held for sale ..........................      -       16        -

   Gain on sale of land and buildings ...........................    (3,497)     (7,279)       -

   (Gain) on sale of plant, property and equipment ..............     (132)       6       14

   Deferred income taxes ........................................    (1,282)      294      1,092

   Equity earnings in joint venture .............................     (99)       -        -

 Changes in operating assets and liabilities, excluding the effects of acquisitions and dispositions:

   Decrease (increase) is trade receivables .....................    1,327      2,129     (1,930)

   Decrease (increase) in inventories ...........................    2,965     (3,553)     3,192

   Increase in other current assets .............................     (35)      (30)      (437)

   Contributions paid to pension plan ...........................    (3,428)    (10,207)     (2,706)

   Increase in other non-current liabilities ....................    8,357      3,991      1,295

   (Decrease) increase in trade accounts payable ................     (708)      (168)      392

   Increase (decrease) in accrued expenses and other liabilities     (278)     (2,132)      (521)

   (Decrease) increase in taxes payable .........................     (125)       37       (56)

   Decrease in other liabilities ................................     (88)      (423)      (722)

                                     --------    --------    --------

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ................     (315)     (6,179)     3,165

                                     --------    --------    --------

INVESTING ACTIVITIES:

 Purchases of property, plant and equipment .......................     (946)      (986)     (6,956)

 Proceeds from sale of property, plant and equipment ..............    4,965      8,676       81

 Purchase of equity investment ....................................     (229)       -        -

                                     --------    --------    --------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ................    3,790      7,690     (6,875)

                                     --------    --------    --------

FINANCING ACTIVITIES:

 Repayment of overdraft ...........................................     (794)      (77)      (261)

 Increase in overdraft ............................................      -       762        -

                                     --------    --------    --------

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES ................     (794)      685      (261)

                                     --------    --------    --------

Effect of exchange rate changes on cash and cash equivalents .......     (40)       3      (130)

                                     --------    --------    --------

CHANGE IN CASH AND CASH EQUIVALENTS ................................    2,641      2,199     (4,101)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR .....................    7,289      5,090      9,191

                                     --------    --------    --------

CASH AND CASH EQUIVALENTS AT END OF YFAR ...........................   $ 9,930    $ 7,289    $ 5,090

                                     ========    ========    ========

SUPPLEMENTAL CASH FLOW INFORMATION

  Cash (received) paid for interest ...............................   $  (27)    $  (32)    $  297

                                     ========    ========    ========

  Cash paid for income taxes ......................................   $  434    $  137    $  169

                                     ========    ========    ========

  Non-cash investing and financing activities .....................   $  649    $  393    $  235

                                     ========    ========    ========

        The accompanying notes are an integral part of these consolidated financial statements.

                             F-5



           SPEAR & JACKSON, INC. AND SUBSIDIARIES

          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

             (IN THOUSANDS EXCEPT SHARES)

NOTE 1 - BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

     These consolidated financial statements are expressed in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States. The consolidated financial statements include the accounts of Spear & Jackson, Inc. (the Company) and its wholly owned subsidiaries, Mega Tools Limited, Mega Tools USA, Inc., Megapro Tools, Inc., S

and J Acquisition Corp., Spear & Jackson plc and Bowers Group plc. Both Spear &

Jackson plc and Bowers Group plc are sub-holding companies and their business is carried out by the following directly and indirectly owned subsidiaries: Bowers

Metrology Limited, Bowers Metrology (UK) Limited, Coventry Gauge Limited, CV

Instruments Limited, Eclipse Magnetics Limited, Spear & Jackson (New Zealand)

Limited, James Neill Canada Inc., James Neill Holdings Limited, James Neill

U.S.A. Inc., Spear & Jackson (Australia) Pty Ltd., Magnacut Limited, Neill Tools

Limited, Spear & Jackson Garden Products Limited, Spear & Jackson Holdings

Limited, Spear & Jackson France S.A., Societe Neill France S.A. , CV Instruments

Europe BV and Bowers Eclipse Equipment Shanghai Co. Limited.

     As further explained in note 3, below, the purchase of Spear & Jackson plc and Bowers Group plc by Megapro Tools, Inc. (now Spear & Jackson, Inc.),

which was completed on September 6, 2002, was treated as a reverse acquisition.

The results of operations of acquired companies have been included in the consolidated statements of operations and cash flows of the Company from the date of acquisition. The results of operations of companies sold during the period are included in the consolidated statements of operations and cash flows of the Company up to the date of disposal. The results and assets of discontinued operations are presented in accordance with Statement of Financial

Accounting Standards ("SFAS") 144.

     All significant intercompany accounts and transactions have been eliminated on consolidation. Certain prior year amounts have been reclassified in the accompanying financial statements to conform with current year presentation.

NOTE 2 - ACCOUNTING POLICIES

FISCAL YEAR: All fiscal year data contained herein reflect results of operations for the years ended September 30, 2006, September 30, 2005 and September 30,

2004.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION: The consolidated financial statements of Spear &

Jackson, Inc. are denominated in US dollars. Changes in exchange rates between

UK sterling, the Euro, the New Zealand dollar, the Australian dollar, the

Chinese yuan and the US dollar will affect the translation of the UK, French,

New Zealand, Chinese and Australian subsidiaries' financial results into US dollars for the purposes of reporting the consolidated financial results. The process by which each foreign subsidiary's financial results are translated into

US dollars is as follows: income statement accounts are translated at average exchange rates for the period; balance sheet asset and liability accounts are translated at end of period exchange rates; and equity accounts are translated at historical exchange rates. Translation of the balance sheet in this manner affects the stockholders' equity account, referred to as the accumulated other comprehensive income account. Management has decided not to hedge against the impact of exposures giving rise to these translation adjustments as such hedges may impact upon the Company's cash flow compared to the translation adjustments which do not affect cash flow in the medium term.

                    F-6

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 2 - ACCOUNTING POLICIES - CONTINUED

PROPERTY, PLANT AND EQUIPMENT: Property, plant and equipment are stated on the basis of cost less accumulated depreciation provided under both the straight-line method and the declining balance basis, depending on type and class of asset.

Depreciation is calculated using the following estimated useful lives:

Buildings - depreciation based on lives ranging from 25 to 70 years

Equipment - depreciation based on lives ranging from 2 to 10 years

Vehicles - depreciation based on lives ranging from 3 to 4 years

Computer hardware - depreciation based on lives ranging from 3 to 5 years

Computer software - depreciation based on lives ranging from 1 to 3 years

Where assets are held under finance leases the assets are depreciated over their estimated useful lives or the period of the lease, if shorter.

All of the Company's long lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected discounted future cash flows is less than the carrying value of the asset, a loss is recognized based upon the fair value of the asset and its carrying value.

INVENTORIES: Inventories are principally valued at the lower of cost, determined under the first-in, first-out method, or net realizable value. Certain finished goods inventories are recorded at the lower of average cost and net realizable value. In addition, certain raw materials and work-in-progress inventories are stated at the lower of cost and replacement cost, where cost is determined on a weighted average basis.

COMPREHENSIVE INCOME: The Company has adopted SFAS No. 130, "Reporting

Comprehensive Income", which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is comprised of net income and all changes to stockholders' equity except those due to investment by stockholders, changes in paid in capital and distributions to stockholders.

FINANCIAL INSTRUMENTS: The fair value of all short-term financial instruments approximate their carrying value due to their short maturity.

The Company's financial instruments consist of cash, accounts receivable, bank indebtedness, accounts payable, accrued liabilities, director's loan payable and loans and notes payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, or credit risks arising from these financial instruments. Unless otherwise noted the fair values of these financial instruments approximate their carrying values since they are receivable or payable on demand, or the interest rates on these instruments fluctuate with market rates.

DERIVATIVE FINANCIAL INSTRUMENTS: SFAS No. 133, Accounting for Derivative

Instruments and Hedging Activities, as amended, requires that all derivative instruments be reported on the balance sheet at fair value and establishes criteria for designation and effectiveness of hedging relationships. The Company uses forward contracts to hedge its exposure to volatility of currency exchange rates. These hedges are intended to offset the effect of transaction gains and losses, which arise when payments of collections in a foreign currency are made or received one to three months after the asset or liability is generated. The fair value of these instruments is reflected in other current assets on the

Company's balance sheet. Where the Company's assessment of these hedges reveals no ineffectiveness, gains and losses on these instruments are deferred in other comprehensive income (loss) until the underlying transaction gain or loss is recognized in earnings.

                    F-7

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 2 - ACCOUNTING POLICIES - CONTINUED

INCOME TAXES: The Company follows the provisions of SFAS No. 109, "Accounting for Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.

Deferred income tax expense or benefit is based on the changes in the asset or liability from period to period.

EARNINGS PER SHARE: Earnings (loss) per share is computed in accordance with

SFAS 128, "Earnings Per Share". Basic earnings (loss) per share is calculated by dividing the net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings

(loss) per share reflects the potential dilution of securities that could share in earnings of an entity. In loss periods, dilutive common equivalent shares are excluded, as the effect would be anti-dilutive. Basic and diluted earnings per share are the same for the periods presented.

STOCK BASED COMPENSATION: SFAS 123, "Accounting for Stock-Based Compensation,"

encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to account for stock- based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock

Issued to Employees", and related Interpretations. Accordingly, compensation cost for the Company's stock at the date of the grant over the amount of an employee must pay to acquire the stock. The Company has adopted the "disclosure only" alternative described in SFAS 123 and SFAS 148, which require pro forma disclosures of net income and earnings per share as if the fair value method of accounting had been applied.

ADVERTISING AND MARKETING EXPENSES: The Company follows the provisions of

Statement of Position 93-7 in respect of advertising expenses and costs are expensed as incurred. Advertising and marketing costs charged to operations were

$2,381 in the year ended September 30, 2006 and $2,252 and $2,444 in the years ended September 30, 2005 and September 30, 2004, respectively.

GOODWILL, GOODWILL IMPAIRMENT, INTANGIBLE AND OTHER ASSETS: Goodwill represents the excess of the cost over the fair value of net assets acquired in business combinations. Goodwill and other "indefinite-lived" assets are not amortized and are subject to the impairment rules of SFAS 142 which the Company adopted effective as of October 1, 2001. Goodwill is tested for impairment on an annual basis or upon the occurrence of certain circumstances or events. The Company determines the fair market value of its reporting unit using quoted market rates and cash flow techniques. The fair market value of the reporting unit is compared to the carrying value of the reporting unit to determine if an impairment loss should be calculated. If the book value of the reporting unit exceeds the fair value of the reporting unit, an impairment loss is indicated.

The loss is calculated by comparing the fair value of the goodwill to the book value of the goodwill. If the book value of the goodwill exceeds the fair value of goodwill, an impairment loss is recorded. Fair value of goodwill is determined by subtracting the fair value of the identifiable assets of a reporting unit from the fair value of the reporting unit.

CASH EQUIVALENTS: Cash equivalents represent short-term, highly liquid investments, which have maturities of ninety days or less when purchased.

REVENUE RECOGNITION: Revenue is recognized upon shipment of products or delivery of products to the customer depending on the terms of the sale. Provisions are made for warranty and return costs at the time of sale. Such provisions have not been material.

Most of the company's major customers have provision for sales rebates in their trading terms. The level of rebates is individually negotiated with each customer and is unique to that customer. Typically, a series of escalating

                    F-8

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 2 - ACCOUNTING POLICIES - CONTINUED

REVENUE RECOGNITION - CONTINUED

targets is set for purchases from Spear & Jackson and, on reaching each target,

a rebate, usually paid in the form of credit note but occasionally in cash, is triggered e.g.

           Sales

          Turnover    Rebate     Rebate

            $        %       $

Target  1      500k      5.0      25k

     2      350k      7.5      56k

     3     1,000k     10.0      100k

     4     1,250k     12.0      150k

The revenue targets are set on a twelve-month basis, however these sales targets period ends are not necessarily coterminous with the accounting period end of

Spear & Jackson, Inc. At any point in time, the rebate liability is calculated by estimating the annual sales value for each customer (in order to ascertain the rebate % the customer is likely to achieve), applying the relevant % to the actual sales achieved to date, and then deducting any interim rebates already paid.

The rebates charge is taken as a reduction to sales in the profit and loss account. Rebates are paid to customers per their individual agreements.

Typically payments are made half yearly or yearly, however there are agreements in place in which rebates are paid monthly and quarterly.

Generally there is no provision for customers to return products they cannot sell. However, a small number of customers have negotiated a return clause in their trading agreements. There is a time limit for these returns which vary from customer to customer, none of which exceed 12 months from the original invoice date. The amount of mutual returns made in the year ended September 30,

2006 was $900 and $350 and $257 in the years ended September 30, 2005 and

September 30, 2004, respectively.

RESEARCH AND DEVELOPMENT COSTS: Research and development costs are expensed as incurred. There was no material research and development expenditure in the years ended September 30, 2006, September 30, 2005 and September 30, 2004.

SEGMENT REPORTING: Operating segments are defined as components of an enterprise for which separate financial information is available that is evaluated regularly by chief operating decision makers in deciding how to allocate resources in assessing performance.

NEW ACCOUNTING PRONOUNCEMENTS:

     In March 2005, the FASB issued Interpretation ("FIN") No. 47,

"Accounting for Conditional Asset Retirement Obligations--an Interpretation of

FASB Statement No. 143." This Interpretation clarifies the timing of liability recognition for legal obligations associated with an asset retirement when the timing and (or) method of settling the obligation are conditional on a future event that may or may not be within the control of the entity. FIN No. 47 is effective no later than the end of fiscal years ending after December 15, 2005.

We do not believe that the implementation of this statement will have a material impact on the Company's consolidated results of operation and financial condition.

     In March 2005, the SEC issued Staff Accounting Bulletin ("SAB") No. 107 regarding the Staff's interpretation of SFAS No. 123(R). This interpretation provides the Staff's views regarding interactions between SFAS No. 123(R) and certain SEC rules and regulations and provides interpretations of the valuation of share-based payments for public companies. The interpretive guidance is intended to assist companies in applying the provisions of SFAS No. 123(R) and investors and users of the financial statements in analyzing the information provided. We believe the adoption of this Statement will not have a material impact on our financial position or results of operations.

                    F-9

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 2 - ACCOUNTING POLICIES - CONTINUED

NEW ACCOUNTING PRONOUNCEMENTS - CONTINUED

     In June 2005, the FASB issued SFAS No. 154, "Accounting Changes and

Error Corrections". SFAS 154 replaces APB Opinion No. 20, "Accounting Changes",

and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements".

SFAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. SFAS 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a restatement. SFAS 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005 which is effective with our first quarter of fiscal 2007. We intend to adopt the disclosure requirements upon the effective date of the pronouncement. We do not believe that the adoption of this pronouncement will have a material effect on our consolidated financial position, results of operations or cash flows.

     In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6

provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. Adoption of this standard is not expected to have a material impact on our consolidated financial position or results of operations.

     In October 2005, the FASB issued Staff Position No. 13-1, "Accounting for Rental Costs Incurred During a Construction Period" ("FSP No. 13-1"). FSP

No. 13-1 is effective for the first reporting period beginning after December

15, 2005 and requires that rental costs associated with ground or building operating leases that are incurred during a construction period be recognized as rental expense. We do not believe that adoption of FSP No. 13-1 will have a material impact on our financial statements.

     In March 2005, the FASB issued Interpretation ("FIN") No. 47,

"Accounting for Conditional Asset Retirement Obligations--an Interpretation of

FASB Statement No. 143." This Interpretation clarifies the timing of liability recognition for legal obligations associated with an asset retirement when the timing and (or) method of settling the obligation are conditional on a future event that may or may not be within the control of the entity. FIN No. 47 is effective no later than the end of fiscal years ending after December 15, 2005.

We do not believe that adoption of FIN 47 will have a material impact on our consolidated financial statements.

     In March 2005, the SEC issued Staff Accounting Bulletin ("SAB") No. 107 regarding the Staff's interpretation of SFAS No. 123(R). This interpretation provides the Staff's views regarding interactions between SFAS No. 123(R) and certain SEC rules and regulations and provides interpretations of the valuation of share-based payments for public companies. The interpretive guidance is intended to assist companies in applying the provisions of SFAS No. 123(R) and investors and users of the financial statements in analyzing the information provided. We believe the adoption of this Statement will not have a material impact on our financial position or results of operations

     In November 2005, FASB issued FSP No. 123(R)-3, "Transition Election

Related to Accounting for the Tax Effects of Share-Based Payment Awards." This

pronouncement provides an alternative method of calculating the excess tax benefits available to absorb any tax deficiencies recognized subsequent to the adoption of SFAS No. 123(R). The company has until November 2006 to make a one-time election to adopt the transition method. The company is currently evaluating FSP 123(R)-3; this one-time election will not affect operating income or net earnings.

     In February 2006, FASB issued Statement No. 155, Accounting for Certain

Hybrid Financial Instruments, as an amendment to Statement No. 133, Accounting for Derivatives Instruments and Hedging Activities, and Statement No. 140,

Accounting for Transfers and Servicing of Financial Assets and Extinguishment of

Liabilities. Statement No. 155 amends Statement No. 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to

                   F-10

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 2 - ACCOUNTING POLICIES - CONTINUED

NEW ACCOUNTING PRONOUNCEMENTS - CONTINUED

include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. Statement No. 155 amends

Statement No. 140 to allow qualifying special purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instrument. Statement No. 155 is effective for all financial instruments acquired or issued in fiscal years beginning after September 15,

2006. The Company does not believe that the adoption of Statement No. 155 will have a material impact on the Company's condensed consolidated financial statements.

     In March 2006, the FASB issued Statement No. 156, Accounting for

Servicing of Financial Assets as an amendment to Statement No. 140. Statement

No. 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective for reporting periods beginning after September 15, 2006. We do not expect the adoption of

SFAS 156 to have a material impact on our results of operations or financial condition.

     In June 2006, the FASB ratified the consensus reached by the EITF on

EITF Issue No. 05-01, Accounting for the Conversion of an Instrument That

Becomes Convertible Upon the Issuer's Exercise of a Call Option ("EITF 05-01").

The EITF consensus applies to the issuance of equity securities to settle a debt instrument that was not otherwise currently convertible but became convertible upon the issuer's exercise of call option when the issuance of equity securities is pursuant to the instrument's original conversion terms. The adoption of EITF

05-01 is not expected to have a material impact on our results of operations or financial condition.

     In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized. The minimum threshold is defined in FIN 48 as a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption. The cumulative effect of applying FIN 48 at adoption, if any, is to be reported as an adjustment to opening retained earnings for the year of adoption. FIN 48 is effective for the Company's 2008 fiscal year, although early adoption is permitted. The Company is currently assessing the potential effect of FIN 48 on its financial statements.

     In September 2006, the SEC staff issued Staff Accounting Bulletin No.

108, Considering the Effects of Prior Year Misstatements when Quantifying

Misstatements in Current Year Financial Statements (SAB 108). SAB 108 was issued in order to eliminate the diversity in practice surrounding how public companies quantify financial statement misstatements. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in a misstated amount that, when all relevant quantitative and qualitative factors are considered, is material. SAB

108 must be implemented by the end of the Company's fiscal 2007. The Company is currently assessing the potential effect of SAB 108 on its financial statements.

     In September 2006, the FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB

Statements No. 87, 88, 106, and 132(R) (SFAS 158). This statement requires recognition of the overfunded or underfunded status of defined benefit pension and other postretirement plans as an asset or liability in the statement of financial position and changes in that funded status to be recognized in comprehensive income in the year in which the changes occur. SFAS 158 also requires measurement of the funded status of a plan as of the date of the statement of financial position. The recognition provisions of SFAS 158 are effective for fiscal 2007, while the measurement date provisions are effective

                   F-11

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 2 - ACCOUNTING POLICIES - CONTINUED

NEW ACCOUNTING PRONOUNCEMENTS - CONTINUED

for fiscal year 2009. If SFAS 158 were applied at the end of fiscal 2006, using the Company's September 30, 2006 actuarial valuation, we would have recorded an additional pre-tax charge to accumulated other comprehensive income totaling

$7.8 million ($5.5 million after tax) representing the difference between the funded status of the plans based on the project benefit obligation and the amounts recorded on our balance sheet at September 30, 2006.

     In September 2006, the FASB issued Statement of Financial Accounting

Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value,

and the effect of fair value measures on earnings. SFAS 157 is effective for the

Company's 2009 fiscal year, although early adoption is permitted. The Company is currently assessing the potential effect of SFAS 157 on its financial statements.

NOTE 3 - NATURE OF BUSINESS

     The Company was incorporated in the State of Nevada on December 17,

1998 and was inactive until the acquisition of Mega Tools Ltd. and Mega Tools

USA, Inc. via reverse acquisition on September 30, 1999. The Company was engaged in the manufacture and sale of a patented multi-bit screwdriver. The Company entered into an exclusive North American license agreement with the patent holder of a retracting cartridge type screwdriver. This license agreement gave the Company unrestricted use of the patent in Canada and the United States until

November 8, 2005. The Company's wholly owned subsidiaries, Mega Tools USA, Inc.

and Mega Tools Ltd. manufactured and marketed the drivers to customers in the

United States and Canada. With effect from September 30, 2003 the Company exited its screwdriver operations following the sale of the trade and net assets of

Mega Tools USA, Inc. and Mega Tools Ltd. The historical results of operations for this business have been reclassified to earnings (loss) from discontinued

operations on the Company's Consolidated Statements of Operations.

     On September 6, 2002 the Company acquired the entire issued share capital of Spear & Jackson plc and Bowers Group plc. These companies, through their principal operating entities, as disclosed in note 1, manufacture and distribute a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australia, North and South America, Asia and the Far East.

     Following recommendations by the SEC, the acquisition of Spear &

Jackson plc and Bowers Group plc ("S&J") by Megapro Tools, Inc. was accounted for as a reverse acquisition for financial reporting purposes. The reverse acquisition is deemed a capital transaction and the net assets of S&J (the accounting acquirer) were carried forward to Megapro Tools, Inc. (the legal acquirer and the reporting entity) at their carrying value before the combination. Although S&J was deemed to be the acquiring corporation for financial accounting and reporting purposes, the legal status of Megapro Tools,

Inc. as the surviving corporation does not change. The relevant acquisition process utilizes the capital structure of Megapro Tools, Inc. and the assets and liabilities of S&J are recorded at historical cost.

     In these financial statements, S&J is the operating entity for financial reporting purposes and the financial statements for all periods presented represent S&J's financial position and results of operations. The equity of Megapro Tools Inc. is the historical equity of S&J retroactively restated to reflect the number of shares issued in the S&J acquisition.

     On 7 November 2002 the Company changed its name from Megapro Tools,

Inc. to Spear & Jackson, Inc.

                   F-12

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 3 - NATURE OF BUSINESS - CONTINUED

     Following formal approval by the SEC and the U.S. District Court for the Southern district of Florida of the settlement of the litigation captioned

SEC v. Dennis Crowley, Spear & Jackson, Inc., International Media Solutions,

Inc., Yolanda Velazquez and Kermit Silva (Case No: 04-80354-civ-Middlebrooks),

the Company entered into a Stock Purchase Agreement with PNC Tool Holdings LLC

("PNC") and Dennis Crowley, the sole member of PNC. The Stock Purchase Agreement was effected on April 8, 2005.

     Under the Stock Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock

Purchase Agreement.

     As a result of the stock purchase, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc.

("Jacuzzi"), which is a beneficial owner of 3,543,281 shares of common stock,

had its interest in the Company increase to approximately 61.8% of the outstanding common stock.

     On April 21, 2005, Jacuzzi adopted a plan of disposition of the

Company's common stock. On 23 March 2006, Jacuzzi Brands, Inc. ("Jacuzzi") and

its subsidiary undertaking, USI American Holdings, Inc. ("USI" and together with

Jacuzzi, the "Seller") entered into a Stock Purchase Agreement (the "Stock

Purchase Agreement") with United Pacific Industries Limited ("UPI"), a Bermuda

Corporation, to sell its entire holding of 3,543,281 shares of the common stock

(the "Shares") of Spear & Jackson, Inc. ("SJI") to UPI for $1.40 per share for an aggregate purchase price of $4,960,593. Such shares constitute all of the shares of SJI owned by the Seller.

     The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction, and included a covenant that restricts Jacuzzi from soliciting or negotiating with a third party between the signing date of the Stock Purchase Agreement and the closing date of the transaction. Jacuzzi also agreed that in connection with the closing of the transaction, it would, among other things, cause UPI's designees and one designee of Jacuzzi to be elected to the Board of Directors of Spear & Jackson,

Inc. and will use commercially reasonable best efforts so that such UPI designees are in sufficient numbers to give UPI a majority of the Board of

Directors of the Spear & Jackson, Inc. UPI also agreed that it or any of its affiliates would not purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

     The purchase of the Shares by UPI contemplated by the Stock Purchase

Agreement was subject to the receipt of a number of closing conditions,

including approval by UPI's shareholders and the United Kingdom Pensions

Regulator, and the receipt of certain other regulatory approvals as well as other customary closing conditions.

     The Seller and UPI then announced that they had entered into Amendment

No. 1 dated 4 May 2006, ("Amendment No. 1 to the Stock Purchase Agreement") to

extend the date by which the Seller and UPI were required to lodge the clearance application with the UK Pensions Regulator. The Seller and UPI subsequently received a comfort letter dated July 5 2006, issued by the UK Pensions Regulator

(the "Comfort Letter"). The Seller and UPI agreed to waive the condition contained in the Stock Purchase Agreement for a clearance from the UK Pensions

Regulator and to accept the Comfort Letter in satisfaction of that condition.

                   F-13

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 3 - NATURE OF BUSINESS - CONTINUED

     The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated 6 July 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated 10

July 2006, ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which stated that the UK Pensions

Regulator was of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the Seller of all of its shares of Spear & Jackson, Inc.

to UPI was not detrimental to the UK pension plan and that the UK Pensions

Regulator believes that a clearance is not necessary for the transaction.

     In addition, the Seller and UPI subsequently announced that they had entered into Amendment No. 2 to the Stock Purchase Agreement, pursuant to which

UPI agreed, subject to the Closing having occurred, to indemnify the Seller and

JBI Holdings Limited (the "Jacuzzi Indemnified Parties") should the UK Pensions

Regulator, regardless of the Comfort Letter, require any of the Jacuzzi

Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries.

In addition, UPI also agreed that for a period of twelve months from the Closing

Date, UPI will not, and will use its best efforts to ensure that neither Spear &

Jackson, Inc. nor any of its subsidiaries will, take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the Jacuzzi Indemnified Parties in relation to any UK pension plan in which Spear & Jackson, Inc. or any subsidiary of Spear & Jackson, Inc. is an employer. Further, UPI agreed that for a period of twelve months from the Closing Date, that it will not (and will use its best efforts to ensure that neither Spear & Jackson, Inc. nor any subsidiary of Spear & Jackson, Inc. will) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a 'Type A' event unless UPI procures that clearance is issued by the UK Pensions Regulator in relation to such event in terms which confirm that no Jacuzzi Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

     On July 28, 2006 the purchase was formally completed..

     Brian C. Beazer, the Chairman of UPI, is a director of Jacuzzi and holds approximately 24.56% of the shares of UPI. David H. Clarke, the Chairman and Chief Executive Officer of Jacuzzi, is a director of UPI and holds approximately 22.88% of the shares of UPI. Mr. Clarke also holds approximately

28,350 shares of common stock of Spear & Jackson, Inc., representing approximately 0.49% of the shares of Spear & Jackson, Inc. but the shares of

Spear & Jackson, Inc. owned by Mr. Clarke are not being purchased at the time of the sale of the Shares by the Seller to UPI.

NOTE 4 - UNUSUAL OR INFREQUENT EVENTS

(a) GAIN ON SALE OF LAND AND BUILDINGS

(i) YEAR ENDED SEPTEMBER 30, 2006

     On July 27, 2006 the Company completed the sale of the remaining element of its industrial site at St. Paul's Road, Wednesbury, England. Details of the sale are as follows:

                                 (IN THOUSANDS)

Sale proceeds net of selling, professional and other costs ....   $ 4,756

Less: net book value ..........................................    (1,174)

Less: deferred element of gain relating to the future market

  value of rentals ...........................................     (85)

                                   -------

Gain on sale ..................................................   $ 3,497

                                   =======

                   F-14

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 4 - UNUSUAL OR INFREQUENT EVENTS - CONTINUED

(a) GAIN ON SALE OF LAND AND BUILDINGS - CONTINUED

(ii) YEAR ENDED SEPTEMBER 30, 2005

     On January 28, 2005 the Company completed the sale of part of its industrial site at St. Paul's Road, Wednesbury, England and on February 15, 2005

the Company also concluded the disposal of its warehouse and office facility in

Boca Raton, Florida. Details of these sales are as follows:

                 WEDNESBURY    BOCA RATON

                  ENGLAND      FLORIDA      TOTAL

                --------------  --------------  --------------

                (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)

Sale of land and buildings:

Sale proceeds net of selling,

 professional and other costs .  $5,243       $3,433      $8,676

Less: net book value ..........   2,223       3,174      5,367

                  ------       ------      ------

  Gain on sale ...............  $3,020       $ 259      $3,279

                  ======       ======      ======

(b) MANUFACTURING REORGANIZATION COSTS

     On January 25, 2006, the Company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. With effect from

November 30, 2006 all warehouse and distribution operations currently performed at this location were transferred to the Company's principal UK manufacturing site in Sheffield. The manufacturing and assembly functions formally carried out at this site have now been out sourced to suppliers based outside the UK.

     The costs of the closure and relocation of the Wednesbury facility are anticipated to be approximately $2.1 million. These costs include employee severance payments, site closure expenses, factory reorganization expenses,

plant transfer costs and associated capital expenditure. In addition to the above, the Company announced in the quarter ended June 30, 2006 that certain manufacturing operations carried out at its Atlas site in Sheffield ("Atlas")

will also cease. Provision for employee severance costs in respect of the closure of these manufacturing operations were made in that quarter.

     As explained above, in footnote 4 a (i), on July 27, 2006, Spear &

Jackson, Inc.'s UK subsidiary, Spear & Jackson Garden Products Limited,

completed the sale of the remaining element of the Wednesbury site for L2.6 million sterling (approximately $4.8 million), excluding disposal costs, which resulted in a gain on disposal of approximately $3.5 million. Funds realized from the disposal are to be used to finance the closure costs with any excess sale proceeds being reinvested in other operational initiatives.

     On August 11, 2006, the Company's UK subsidiary, Eclipse Magnetics

Limited, ("Eclipse"), announced the cessation of certain manufacturing activities at its site in Sheffield, England. Eclipse also announced that it would be relocating its business to the Sheffield, Atlas site. The cessation of manufacturing and site relocation were completed by November 30, 2006 and provisions have been made at September 30, 2006 in respect of severance,

relocation and empty property rentals.

     The Wednesbury site closure, the production rationalization at Atlas and the restructuring at Eclipse form part of the Company's UK manufacturing reorganization program which was initiated to regenerate and modernize key areas of the hand and garden tools business. These closures will enable the Company to consolidate its two UK hand and garden tool manufacturing sites and will allow the Company to develop a modern manufacturing, warehouse and distribution facility which will be well placed to meet the current and future needs of its customers.

                   F-15

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 4 - UNUSUAL OR INFREQUENT EVENTS - CONTINUED

     As explained in Footnote 4b (ii), above, a surplus element of the

Wednesbury site was sold in 2005 and provision was made at March 31, 2005 for various site reorganization costs that were to be incurred as a result of that partial sale. Certain of these costs were not incurred following the decision to close the remainder of the site and market the property for resale and such excess provisions were subsequently released in the second quarter of fiscal

2006.

     Costs provided in respect of the Wednesbury and Magnetics closure and the Atlas reorganization as at September 30, 2006 and September 30, 2005 and

amounts credited in respect of the release of excess provisions from prior periods relating to the UK manufacturing reorganization and other Group restructuring costs are as follows:

                      YEAR ENDED      YEAR ENDED

                    SEPTEMBER 30, 2006  SEPTEMBER 30, 2005

                     (IN THOUSANDS)    (IN THOUSANDS)

Severance costs ......................    $1,666        $ 487

Fixed asset impairments ..............     1,159          819

Site closure costs and lease costs ...     1,091          437

                       ------        ------

                        3,916         1,743

Release of excess provisions accrued

 in prior periods ....................     (447)         (632)

                       ------        ------

Net manufacturing reorganization costs     3,469         1,111

                       ======        ======

(c) SETTLEMENT OF CLASS SETTLEMENT LITIGATION

     As further explained in Footnote 20, on July 7, 2006 The US District

Court for the Southern District of Florida issued a Memorandum of Understanding

("MOU") which confirmed that the plaintiffs and defendants in the class action had reached an agreement in principle for the settlement of this litigation. In settlement of this action the company paid $650 into a Qualified Settlement

Fund.

     On September 6, 2005 the Company was served with a Shareholder

Derivative Complaint filed on June 1, 2004 in the Circuit Court for Palm Beach

County, Florida. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of up to $70 in legal fees. This amount has now been paid into a Court approved fund and if the settlement is authorized by the Court the suit will be dismissed and the Company and its former directors will be released.

(d) SUMMARY OF PROVISIONS IN RESPECT OF THE UK MANUFACTURING AND REORGANIZATION

PROGRAM

     As explained in above, provisions totaling $0.5 million were set up in respect of a UK manufacturing reorganization program that was initiated during the course of the year ended September 30, 2005. The provisions comprised the following:

     (i) As a result of the sale of the surplus element of the Company's manufacturing site at Wednesbury, England, the Company became contractually obliged to vacate office and warehouse facilities located on those parts of the site that had been sold. A provision of $0.5 million was made for costs in connection with this obligation. The provision principally related to office and factory refurbishment and reorganization expenses together with expenditure in respect of departmental relocations within the remainder of the site. Following the sale, elements of the Wednesbury manufacturing operation were closed or transferred and costs in connection with these initiatives are dealt with in

(ii) and (iii) below.

                   F-16

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 4 - UNUSUAL OR INFREQUENT EVENTS - CONTINUED

     In the final quarter of the year ended September 30, 2005 the Company performed a review of its UK manufacturing operations and began implementation of a number of strategies to reduce its ongoing cost base. Costs provided in connection with the implementation of these initiatives relate to:

     (ii) $0.4 million of severance costs relating to the closure and down scaling of certain manufacturing processes at the Company's Sheffield and

Wednesbury locations in the UK.

     (iii) $0.8 million of impairment write-downs in respect of the plant and machinery involved in the restructured operations.

     In the year ended September 30, 2006 further provisions were made as follows:

     (iv) As discussed in (b), above, $2.1 million was provided in respect of the Wednesbury site closure and Atlas manufacturing reorganization at June

30, 2006.

     (v) $0.3 million was provided in respect of severance costs relating to the cessation of certain manufacturing activities at Eclipse and costs in connection with the relocation of its remaining business to the Company's Atlas site.

     (vi) $720k was provided in respect of the settlement of the main and derivative class action litigation.

The Company also has a further provision of $2 million in respect of other UK manufacturing reorganization and relocation costs that was set up in prior periods.

     In the year ended September, 2006, $0.5 million has been spent in respect of employee severance costs and other reorganization expenses for which provision was made at September 30, 2005 and as noted above, additional provisions of $2.3 million have been made in the period relating to the closure of the Wednesbury site, the cessation of manufacturing at Eclipse and the reorganization of the production facilities at Atlas. The following are summaries of the movements in the year.

                   F-17

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 4 - UNUSUAL OR INFREQUENT EVENTS - CONTINUED

The movements in the liability balance between October 1, 2005 and September

30, 2006 are as follows:



(a) Included in Accrued Expenses and Other Liabilities:


                     AT OCTOBER 1,                         AT SEPTEMBER 30,

                    --------------   EXCHANGE    AMOUNTS     AMOUNTS   ----------------

                       2005     MOVEMENTS    PROVIDED   PAID/UTILISED    2006

                    -------------- -------------- -------------- -------------- ----------------

                    (IN THOUSANDS) (IN THOUSANDS) (IN THOUSANDS) (IN THOUSANDS)  (IN THOUSANDS)


Other UK reorganization costs.........    1,687       89       268        -      2,044

Wednesbury move costs.................     444       (4)      (324)      (116)        -

Employee severance costs..............     402       (8)              (394)        -

Wednesbury/Atlas costs................      -       45      2,063      (721)      1,387

Eclipse move..........................      -       (4)      303        -       299

                     ---------     -------    --------    ---------    ---------

Manufacturing Reorganization costs....    2,533       118      2,310     (1,231)      3,730

Settlement of derivative action.......      -        -       70       (70)        -

Settlement of class litigation........      -        -       650      (650)        -

                     ---------     -------    --------    ---------    ---------

                     $  2,533     $  118    $ 3,030    $ (1,951)    $  3,730

                     =========     =======    ========    =========    =========

(b) Included in Property, Plant and Equipment:

Asset impairments.....................  $   803     $  36    $ 1,159    $  (231)    $  1,767

                     =========     =======    ========    =========    =========

Total                   $  3,336     $  154    $ 4,189    $ (2,182)    $  5,497

                     =========     =======    ========    =========    =========



The movements in the liability balance between October 1, 2004 and September

30, 2005 are as follows:



(a) Included in Accrued Expenses and Other Liabilities:


                     AT OCTOBER 1,                         AT SEPTEMBER 30,

                    --------------   EXCHANGE    AMOUNTS     AMOUNTS   ----------------

                       2004     MOVEMENTS    PROVIDED   PAID/UTILISED    2005

                    -------------- -------------- -------------- -------------- ----------------

                    (IN THOUSANDS) (IN THOUSANDS) (IN THOUSANDS) (IN THOUSANDS)  (IN THOUSANDS)


Wednesbury move costs.................              7       437               444

Employee severance costs..............              (6)      487       (79)       402

Other UK reorganization costs.........    2,411       (92)      (632)              1,687

Wednesbury / Atlas costs..............      -        -        -        -        -

Settlement of class litigation........      -        -        -        -        -

                     ---------     -------    --------    ---------    ---------

                     $  2,411     $  (91)    $  292    $   (79)    $  2,533

                     =========     =======    ========    =========    =========

(b) Included in Property, Plant and Equipment:

Asset impairments.....................  $    -     $  (16)    $  819    $    -    $   803

                     =========     =======    ========    =========    =========

Total.................................  $  2,411     $ (107)    $ 1,111    $   (79)    $  3,336

                     =========     =======    ========    =========    =========



                   F-18

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 5 - DISCONTINUED OPERATIONS

     The following table presents the results of the Company's operations that have been reclassified as discontinued and the loss that has been recorded in connection with the disposal these businesses:




                                  FOR THE FISCAL YEARS ENDED SEPTEMBER 30,

                                 --------------------------------------------

                                   2006      2005      2004

                                 -------------- -------------- --------------

                              Note (IN THOUSANDS) (IN THOUSANDS) (IN THOUSANDS)


Revenues reclassified to discontinued operations:

 Thread gauge measuring division.........................  (b)     590     1,627    $  1,694

                                   -------    -------    ---------

                                   $  590    $ 1,627    $  1,694

                                   =======    =======    =========

Loss from discontinued operations

Loss from operations of thread gauge measuring division..  (b)     (101)     163    $  (214)

                                   -------    -------    ---------

                                   $ (101)   $ (163)   $  (214)

                                   =======    =======    =========

Profit (loss) on disposal of discontinued operations:

Provision for profit (loss) on disposal of Megapro

  screwdrivers division.................................  (a)   $  12    $  27    $  (187)

Provision for loss on disposal of thread gauge

  measuring division....................................  (b)      36     (503)       -

                                   -------    -------    ---------

                                   $  48    $ (476)   $  (187)

                                   =======    =======    =========

                                   -------    -------    ---------

Total loss from discontinued operations, net of taxes....      $  (53)   $ (639)   $  (401)

                                   =======    =======    =========



     Pursuant to SFAS No. 144," Accounting for the Impairment or Disposal of

Long-Lived Assets", the Company's previously issued financial statements and notes have been reclassified to reflect discontinued components detailed above.

Accordingly, the assets, liabilities, net operations, and net cash flows of these business segments have been reported as "Discontinued Operations" in the accompanying consolidated financial statements

     (a) During the year ending September 30, 2003, the directors of Spear &

Jackson, Inc. carried out a strategic review of the Company's loss making

Megapro screwdriver division. It was determined that the division was no longer a core activity of the group and various divestment strategies were considered.

With effect from September 30, 2003, the trade and assets of the division's principal operating companies, Mega Tool USA, Inc. and Mega Tools Limited, were transferred by prior subsidiary management, and without prior authorization, at their net book value of $384 to the division's former managing director.

The net assets transferred comprised:

                        (IN THOUSANDS)

   Inventories ............................   $  141

   Trade receivables ......................     190

   Property, plant and equipment ..........     100

   Cash ...................................     17

   Other assets ...........................      9

   Trade payables and other liabilities ...     (73)

                         -------

                         $  384

                         =======

     The transfer proceeds were in the form of $284 of loan notes and other receivables and the discharge of a loan of $100 owed by the company to the

Megapro managing director.

                   F-19

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 5 - DISCONTINUED OPERATIONS - CONTINUED

     Having considered the future financial position of the Megapro division, the directors of Spear & Jackson, Inc. provided $97 against the recoverability of the balance of the sales proceeds which was outstanding at

September 30, 2003. A further $187 was provided against this debt in the year ended September 30, 2004. It has now been agreed with Megapro that it will pay

Canadian $54 (approximately $41) in settlement of those debts and this is being repaid in monthly installments of Canadian $5 (approximately $4) of which $27 was received in the year ended September 30, 2005. A further $12 has been received in the year ended September 30, 2006.

     (b) During the fourth quarter of fiscal 2005, the Company began marketing for sale certain assets associated with its thread gauge measuring business that is located in the United Kingdom. On February 28, 2006, the

Company concluded the sale of these assets for a nominal consideration. The assets sold comprised plant and equipment, inventories and goodwill. The acquirer paid L1 and assumed certain liabilities in respect of the leased premises from which the trade operates. The carrying value of the assets relating to this entity were written down to the lower of depreciated cost or estimated fair value after consideration of selling costs in the quarters ended

March 31, 2005 and September 30, 2005. These assets and liabilities of discontinued operations held for sale were not reported separately in the consolidated balance sheets of the Company as the amounts involved are not considered material.

NOTE 6 - TRADE RECEIVABLES, CONCENTRATIONS OF CREDIT RISK AND ALLOWANCE FOR

     DOUBTFUL ACCOUNTS

                      AT SEPTEMBER 30,   AT SEPTEMBER 30,

                        2006         2005

                      ----------------   ----------------

                      (IN THOUSANDS)    (IN THOUSANDS)

Trade receivables......................  $    17,618   $    17,973

Allowance for doubtful accounts........       (1,635)       (1,525)

                      ---------------   ---------------

                      $    15,983   $    16,448

                      ===============   ===============

Concentration of Credit Risk:

     The Company's sales are principally in the United Kingdom, Europe,

Australia, North and South America, Asia and the Far East. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Credit losses have been within management's estimates.

Allowance for Doubtful Accounts:

     The Company establishes reserves for potential credit losses including a specific reserve for any particular receivable when collectibility is not probable. In addition, the Company provides a general reserve on all accounts based on a specified range of percentages which are applied to outstanding balances depending on their aging. Such losses have been within management's expectations.

     The following table provides a roll forward of the changes in the allowance for doubtful accounts:




                  BALANCE   CHARGED TO  CHARGED         BALANCE

                 AT BEGINNING  COSTS AND  TO OTHER        AT END OF

DESCRIPTION            OF PERIOD   EXPENSES  ACCOUNTS  DEDUCTIONS  PERIOD

-----------           ------------  ----------  --------  ----------  ---------

Notes                              (1)    (2)


Year ended September 30, 2006....  $ 1,525    $ 207   $  84   $ (181)  $ 1,635

                  =======    ======   ======   ======   ========

Year ended September 30, 2005....  $ 1,703    $  21   $ (27)   $ (172)  $ 1,525

                  =======    ======   ======   ======   ========

Year ended September 30, 2004....  $ 2,101    $ (147)   $ 165   $ (416)  $ 1,703

                  =======    ======   ======   ======   ========



                   F-20

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 6 - TRADE RECEIVABLES, CONCENTRATIONS OF CREDIT RISK AND ALLOWANCE FOR

     DOUBTFUL ACCOUNTS - CONTINUED

NOTES:

  (1) Items charged to other accounts comprise exchange rate fluctuations during the year.

  (2) Deductions comprise recoveries of items previously written off.

NOTE 7 - INVENTORIES

                      AT SEPTEMBER 30,   AT SEPTEMBER 30,

                        2006         2005

                      ----------------   ----------------

                      (IN THOUSANDS)    (IN THOUSANDS)

Finished products......................  $    19,329   $    19,740

In-process products....................       4,443        6,481

Raw materials..........................       6,191        5,320

Less: allowance for slow moving and

 obsolete inventories..................       (7,110)       (6,542)

                      ---------------   ---------------

                      $    22,853   $    24,999

                      ===============   ===============

The following table provides a summary of the adjustments to the allowance for slow moving and obsolete inventories:




                  BALANCE   CHARGED TO  CHARGED         BALANCE

                 AT BEGINNING  COSTS AND  TO OTHER        AT END OF

DESCRIPTION            OF PERIOD   EXPENSES  ACCOUNTS  DEDUCTIONS  PERIOD

-----------           ------------  ----------  --------  ----------  ---------

Notes                              (1)    (2)


Year ended September 30, 2006.... $ 6,542   $ 1,925   $  343  ($ 1,700)   $ 7,110

                  ========   =======   =======  ========   =======

Year ended September 30, 2005.... $ 5,946   $  884   $  189  ($  477)   $ 6,542

                  ========   =======   =======  ========   =======

Year ended September 30, 2004.... $ 5,755   $  391   $  468  ($  668)   $ 5,946

                  ========   =======   =======  ========   =======



Notes:

  (1) Items charged to other accounts comprise exchange rate fluctuations during the year.

  (2) Deductions comprise obsolete items sold or scrapped.

                   F-21

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 8 - PROPERTY, PLANT AND EQUIPMENT, NET




                                  AT SEPTEMBER 30,  AT SEPTEMBER 30,

                               NOTE    2006        2005

                                  ----------------  ----------------

                                   (IN THOUSANDS)   (IN THOUSANDS)


Assets held and used:

  Land and buildings, at cost ...........................  (a)   $   15,269   $   15,799

  Machinery, equipment and vehicles, at cost.............         29,299       35,331

  Furniture and fixtures, at cost........................           867       1,256

  Computer hardware, at cost.............................          1,834       1,244

  Computer software, at cost.............................           361        342

  Assets held under finance leases, at cost .............  (b)       2,433       2,883

                                   -------------   -------------

                                      50,063       56,855

  Accumulated Depreciation:..............................         (34,469)      (39,287)

                                   -------------   -------------

  Net....................................................      $   15,594   $   17,568

                                   =============   =============



     (a) The Company completed the sale of its industrial site at Wednesbury on July 27, 2006. Details of this disposition are provided in note 4, above.

     (b) Included in property, plant and equipment at September 30, 2006 are capital leases with a net book value of $0.86 million (September 30, 2005 $1.3 million). The cost of these assets held under capital leases was $2.43 million

(September 30, 2005 $2.9 million), and the accumulated depreciation relating to these assets was $1.57 million (September 30, 2005 $1.6 million).

NOTE 9 - INVESTMENTS

     Investments comprise the following:




                                  AT SEPTEMBER 30,  AT SEPTEMBER 30,

                               NOTE    2006        2005

                                  ----------------  ----------------

                                   (IN THOUSANDS)   (IN THOUSANDS)


30% investment in Bipico Industries Private Limited.......  (a)   $     72   $     67

30% investment in Bowers Metrologie SA...................  (a)        71         67

Other investments in equity securities....................  (b)        24         23

25% joint venture in Ningbo Hitech Ltd....................  (c)        341         -

                                   -------------   -------------

                                   $     508   $     157

                                   =============   =============



     (a) With regard to the investments in Bipico Industries Private Limited and Bowers Metrologie SA, the Company does not have the ability or right to appoint any directors to the boards of either company. The majority ownership in the companies is held by a small group of shareholders and Spear & Jackson, Inc.

is therefore unable to exercise significant influence over the operating and financial decisions of these companies. Accordingly, Spear & Jackson, Inc.

accounts for these investments on the basis of historical cost less provision for any permanent diminution in value.

     (b) These investments represent equity investments classified as available-for-sale. It is the Company's intention to hold these for longer than one year. The investments are shown at cost which the Company's directors estimate to be equivalent to their fair value.

     (c) In January 2006 the company, through its subsidiary undertaking,

Eclipse Magnetics Limited, paid $229 to acquire a 25% stake in a joint venture company, Ningbo Hitech Magnetic Assemblies Co. Ltd. ("Hi-tech"). At September

30, 2006 the net assets of Hitech amounted to $1.3 million of which the

Company's share is $341. The difference between this amount and the original investment of $229, excluding the exchange impact of the retranslation differences, represents the Company's share of High-tech's net earnings for the period from January 2006 to September 30, 2006. This share of the net earnings of High-tech is shown separately in the Company's Consolidated Statement of

Operations for the year ended September 30, 2006.

                   F-22

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 10 - INCOME TAXES

     Spear & Jackson is subject to income taxes in the US and in the other overseas tax jurisdictions where its principal trading subsidiaries operate. The provision for US and foreign income taxes attributable to continuing operations consists of:




                                  FOR THE FISCAL YEARS ENDED

                           --------------------------------------------------

                            SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,

                              2006       2005       2004

                           --------------  --------------  --------------

                           (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Continued operations:

  Current tax charge................................. $   (309)    $  (174)    $  (113)

  Deferred tax credit (charge).......................    1,282       (294)      (1,092)

                            ----------    ---------     ---------

Total................................................. $   973    $  (468)    $ (1,205)

                            ==========    =========     =========



The current and deferred tax charges arise wholly in non US operations.

A reconciliation of the provision for income taxes from continuing operations compared with the amounts provided at the US federal rate is as follows:




                                  FOR THE FISCAL YEARS ENDED

                           --------------------------------------------------

                            SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,

                              2006       2005       2004

                           --------------  --------------  --------------

                           (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Tax at US federal statutory income tax rate at 35%.... $  2,589    $ (1,247)    $  (574)

Overseas tax at rates different to effective rate.....    (370)       (89)       (81)

Gain on sale of UK property covered by capital

  losses brought forward.............................    1,041       906         -

Permanent timing differences..........................    (127)      (161)       (162)

Adjustment to actual of prior year estimates..........     (2)       219        118

Valuation allowance relating to UK, US and other

  current year NOLs..................................   (2,127)      (143)       (536)

Miscellaneous                         (31)       47        30

                            ----------    ---------     ---------

                            $   973    $  (468)    $ (1,205)

                            ==========    =========     =========



Deferred income tax assets and liabilities for 2006 and 2005 reflect the impact of temporary differences between the book values of assets, liabilities and equity for financial reporting purposes and the bases of such assets,

liabilities and equity as measured by applicable tax regulations, as well as tax loss and tax credit carry-forwards.

                   F-23

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 10 - INCOME TAXES - CONTINUED

     The temporary differences and carry forwards that give rise to deferred assets and liabilities at September 30, 2006 and September 30, 2005 comprise:

                       AT SEPTEMBER 30,  AT SEPTEMBER 30,

                          2006        2005

                       ----------------  ----------------

                       (IN THOUSANDS)   (IN THOUSANDS)

Deferred tax assets:

 Property, plant and equipment...........  $   1,200    $     412

 Pension benefit plan....................     12,169       10,812

 Accruals and allowances.................      3,525        3,666

 Inventory...............................       288         423

 Tax loss carry forwards and other tax

  credits................................     24,943       21,082

                       ------------    -------------

 Total deferred tax assets...............     42,125       36,395

 Valuation allowance.....................     (25,373)      (21,082)

                       ------------    -------------

 Net deferred tax assets.................     16,752       15,313

                       ------------    -------------

Deferred tax asset, net...................  $   16,752    $   15,313

                       ============    =============

Deferred tax asset, current portion.......      2,182        2,623

Deferred tax asset, non-current portion...     14,570       12,690

                       ============    =============

                       $   16,752    $   15,313

                       ============    =============

     SFAS No. 109, "Accounting for Income Taxes," requires a valuation allowance to be established when it is "more likely than not" that all or a portion of a deferred tax asset will not be realized. A review of all available positive and negative evidence was undertaken by the Company at September 30,

2006 to determine the likelihood of realizing the deferred tax benefits relating to property, plant and equipment, pension benefit plan, accruals and allowances,

inventories and tax loss carryforwards shown above.

     The review considered the available positive and negative evidence, and included those factors believed to be relevant, including the Company's recent operating results and its expected future profitability, including the impact of its manufacturing restructuring strategies. Based on this review, the Company expects to generate sufficient future taxable income such that its gross deferred tax assets relating to property, plant and equipment, the UK pension benefit plan, accruals and allowances and inventories will meet the

"more-likely-than-not" realizability test.

     The gross deferred tax assets in respect of tax loss carry forwards and other tax credits relate to operating loss carry forwards in the Company's UK,

US French and Australian companies totaling approximately $9.4 million

(September 30, 2005 $6.5 million) and to other UK tax credits of approximately

$15.5 million (September 30, 2005 $14.6 million). The Company's NOLs arising in the UK, France and Australia can be carried forward without time expiration while the US tax losses expire at various dates between 2017 and 2020. A recent history of operating losses and other factors has precluded the Company from demonstrating that it is more likely than not that the benefits of these domestic and foreign operating loss carryforwards and other tax credits will be realized. Accordingly, at September 30, 2006 a valuation allowance of $24.9 million (September 30, 2005 $21.1 million) has been recorded against these losses.

                   F-24

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 10 - INCOME TAXES - CONTINUED

     Spear & Jackson will continue to review the recoverability of its deferred tax assets and, based on such periodic reviews, the Company could recognize a change in the valuation allowance relating to its deferred tax assets in the future should, for example, estimates of forecast taxable income be reduced or other favorable or adverse events occur.

NOTE 11 - BANK FACILITIES

     The French and Australian subsidiaries of Spear & Jackson, Inc.

maintain short-term credit facilities of $2.7 million (2005: $2.8 million)

denominated in Euros and Australian dollars. The facilities comprise bank overdraft lines, with interest rates ranging from 6.8% to 12.6%, together with facilities for letters of credit and the discount of bills receivable. There was nothing outstanding under the overdraft lines at September 30, 2006 or September

30, 2005 and $0.5 million of letters of credit and bills were outstanding under these facilities (2005: $0.1 million).

     In addition, the UK subsidiaries of Spear & Jackson, Inc. maintain a line of credit of $8.4 million (2005: $8.0 million). This is secured by fixed and floating charges on the assets and undertakings of these businesses. Of the total facility, $5.6 million (2005: $5.3 million) relates to bank overdrafts and

$2.8 million (2005: $2.7 million) is available for letters of credit. These facilities are denominated in British pounds. The overdraft carries interest at

UK base rate plus 1%. At September 30, 2006 the Company had $nil (2005: $0.8

million) borrowings outstanding under the overdraft line and $0.1 million in outstanding letters of credit (2005: $0.6 million).

NOTE 12 - ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consist of the following:

                       AT SEPTEMBER 30, AT SEPTEMBER 30,

                          2006       2005

                       ---------------- ----------------

                        (IN THOUSANDS)  (IN THOUSANDS)

Compensation related........................   $  2,788    $  2,746

Rebates/dealer incentives...................     1,410       1,297

Sales taxes payable.........................      199        462

Finance lease liabilities - current portion.      489        613

Audit and accountancy fees..................      478        503

Commissions.................................      725        735

Property rentals............................      170        224

Provisions..................................     3,730       2,533

Other.......................................     2,245       2,128

                         ----------    ----------

                         $  12,234    $  11,241

                         ==========    ==========

NOTE 13 - OTHER LIABILITIES

Other liabilities comprise:

                       AT SEPTEMBER 30, AT SEPTEMBER 30,

                          2006       2005

                       ---------------- ----------------

                        (IN THOUSANDS)  (IN THOUSANDS)

Finance lease liabilities - non current

 portion....................................   $   418    $   337

Property rentals............................      281        412

                         ----------    ----------

                         $   699    $   749

                         ==========    ==========

                   F-25

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - PENSION PLAN

     The Company operates a contributory defined benefit plan covering certain of its employees in the United Kingdom based subsidiaries of Spear &

Jackson plc. The benefits provided by the plan are based on years of service and compensation history. Admittance to the plan is now closed. Pension plan assets are primarily invested in equities, fixed income securities and Government stocks.

     Amounts payable by the Company to the plan are determined on the advice of the plan's actuaries and after discussion with, and agreement by, the plan's trustees. The Company's funding policy with respect to the plan is to make contributions in respect of ongoing benefit accruals and the clearance of underfunding deficits which are at least the minimum amounts required in accordance with applicable UK law and pension regulations. In the years ended

September 30, 2006, September 30, 2005, and September 30, 2004, contributions amounted to $3.4 million, $10.3 million and $2.7 million, respectively.

Contributions in the year ending September 30, 2005 included special contributions of L4 million (approximately $7.2 million). The reasons for the special contribution are explained below. Employer contributions in the year ending September 30, 2007 are dependent on the outcome of negotiations between the Company and the Plan trustees in the first half of 2007. The Company anticipates that contributions in fiscal 2007 will be approximately $4.2 million.

     The pension plan actuarial advisors carried out an actuarial valuation of the Plan as at December 31, 2004. This valuation showed an increase in the

Plan's deficit compared to that calculated at April 5, 2002, the date of the last full actuarial valuation. Following discussions between the Company and the trustees of the plan, it was agreed that the Company would make a special contribution to the plan of L4 million (approximately $7.2 million). L2 million

(approximately $3.6 million) was paid in June 2005 and the remainder was paid in

September 2005. Also, from May 2005, the Company's annual pension contributions have increased from 21.2% of pensionable salaries (approximately L1.5 million or

$2.7 million) to a fixed amount of L1.9 million (approximately $3.4 million).

This rate of annual contribution will remain in place, subject to certain conditions, until April 2007 when it will be reviewed by the plan actuary.

Expected future benefit payments, excluding future new members, are as follows:

                    EXPECTED BENEFIT

      YEAR              PAYMENTS

     ---------           ----------------

                    (IN THOUSANDS)

      2007....................   $  11,835

      2008....................   $  12,367

      2009....................   $  12,924

      2010....................   $  13,505

      2011....................   $  14,112

     2012-2016..................   $  80,682

     The Company's actuary carried out valuations of the plan under SFAS 87,

"Employers Accounting for Pensions", at September 30, 2006 and at September 30,

2005. The following table, as provided by the actuary, analyzes the movement in the pension plan liability between September 30, 2004, September 30, 2005 and

September 30, 2006 and provides a reconciliation of changes in the projected benefit obligation, fair value of plan assets and the funded status of the

Company's defined benefit pension plan with the amounts recognized in the

Company's balance sheets at September 30, 2006 and September 30, 2005:

                   F-26

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - PENSION PLAN - CONTINUED




                                    2006       2005

                                 --------------  --------------

                                 (IN THOUSANDS)  (IN THOUSANDS)


CHANGE IN PROJECTED BENEFIT OBLIGATION:

Projected benefit obligation at the beginning of the year.....  $   213,471  $   180,375

Foreign currency exchange rate changes........................      12,328      (4,530)

Service cost..................................................      2,148      1,805

Interest cost.................................................      10,730      10,072

Employee contributions........................................       798       947

Actuarial loss................................................      6,036      32,229

Benefits paid.................................................     (10,913)     (7,427)

                                 -------------  -------------

  Projected benefit obligation at the end of the year........  $   234,598  $   213,471

                                 =============  =============

CHANGE IN FAIR VALUE OF PLAN ASSETS:

Fair value of plan assets at the beginning of the year........  $   170,110  $   141,257

Foreign currency exchange rate changes........................      9,802      (3,525)

Actual return on plan assets..................................      12,980      28,651

Employer contributions........................................      3,428      10,207

Employee contributions........................................       798       947

Benefits paid                              (10,913)     (7,427)

                                 -------------  -------------

  Fair value of plan assets at the end of the year...........  $   186,205  $   170,110

                                 =============  =============

FUNDED STATUS OF PLAN:

Projected benefit obligation in excess of plan assets.........  $   (48,393)  $   (43,362)

Unrecognized net actuarial loss...............................      71,322      69,907

                                 -------------  -------------

  Net amount recognized......................................  $   22,929  $   26,545

                                 =============  =============

AMOUNTS RECOGNIZED IN THE BALANCE SHEET CONSIST OF:

Accrued benefit cost..........................................  $   (40,565)  $   (35,954)

Accumulated other comprehensive income........................      63,495      62,501

                                 -------------  -------------

  Net amount recognized......................................  $   22,930  $   26,546

                                 =============  =============

(DECREASE) INCREASE OVER THE YEAR IN THE MINIMUM LIABILITY

  INCLUDED IN OTHER COMPREHENSIVE INCOME.....................  $    (994)  $    8,172

                                 =============  =============



     At September 30, 2006 the projected benefit obligation, accumulated benefit obligation, and fair value of assets for the pension plan were $234.6 million (2005: $213.5 million), $226.8 million (2005: $206.2 million), and

$186.2 million (2005: $170.1 million).

     At September 30, 2006 and 2005 the Company had minimum pension plan liabilities of $63.5 million and $62.5 million, respectively, in respect of the plan. In accordance with the requirements of SFAS 87 the Company has recognized this liability on its balance sheet since the accumulated benefit obligations of the plan exceed the fair value of the plan's assets. Any increase or decrease in the minimum liability is recorded through a direct charge or credit to stockholders' equity and is reflected, net of tax, as a component of comprehensive income in the consolidated statements of shareholders' equity. The

Company's minimum pension liabilities decreased by $1.0 million from fiscal 2005 to fiscal 2006.

                   F-27

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - PENSION PLAN - CONTINUED

     The assumptions used and the net periodic pension cost for the

Company's defined benefit plans are presented below:

                        2006     2005    2004

                        ----     ----    ----

WEIGHTED AVERAGE ASSUMPTIONS

 Discount rate.........................    5.05%     5.00%    5.50%

 Rate of compensation increase.........    3.10%     2.90%    2.80%

 Expected return on assets.............    6.60%     6.50%    7.00%

 Fixed pension increase................    5.00%     5.00%    5.00%

 LPI pension increase..................    2.80%     2.70%    2.70%

 Post 1988 GMP increase................    2.50%     2.40%    2.40%

 Inflation.............................    3.00%     2.80%    2.80%

                        2006     2005     2004

                       --------   --------   -------

COMPONENTS OF NET PERIODIC BENEFIT COST

 Defined benefit plans:

  Service cost........................   $ 2,148   $ 1,805   $ 1,518

  Interest cost.......................    10,730    10,072    8,977

  Expected return on plan assets......   (10,136)   (10,588)  (10,901)

  Recognition of actuarial loss.......    5,615     2,702    1,701

                       --------   --------   -------

Net periodic cost.......................   $ 8,357   $ 3,991   $ 1,295

                       ========   ========   =======

     The tables above set forth the historical components of net periodic pension cost for the employees associated with the Company and is not necessarily indicative of the amounts to be recognized by the Company on a prospective basis. The net periodic pension cost for the year ended September

30, 2007 is estimated to be $7.9 million.

     The valuation results are sensitive to the choice of key financial assumptions. These assumptions are determined by the Company in consultation with its actuarial advisers and are reviewed by its auditors. The major financial assumptions have been derived as follows:

     The Company sets the discount rate assumption annually for the retirement benefit plan at its respective measurement date to reflect the yield of high quality fixed-income corporate bonds of suitable duration

     The Company's expected return on assets assumption is set in the light of an actuarial analysis of the long term return expectations for the assets held by the plan. The start point for the derivation of the rate is the return on UK government stocks with maturity dates matching the crystallization of the plan's liabilities. To reflect the fact that a significant part of the plan's assets are invested in asset classes such as equities and corporate bonds that are expected to produce higher returns than the government bonds, the overall rate of return on assets has been adjusted to take account of these higher yields. The expected return on assets assumed to determine the 2006 expense is

6.6% a year (2005: 6.5%) which is based on an equity risk premium of 3.75 a year over the yields available on long-term government bonds at September 30, 2006 of

4.5% a year for 51% of the assets.

     Price inflation is determined with reference to the difference in yield between fixed interest and index-linked government bonds as adjusted to take account of a higher perceived demand for index-linked bonds.

                   F-28

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - PENSION PLAN - CONTINUED

     The following table illustrates the sensitivity to a change in certain of the key assumptions used in calculating the assets and liabilities of the pension plan:

                         Impact on     Impact on

               Impact on 2007   September 30,   September 30,

              Pre-Tax Pension     2006     2006 Equity

Change in Assumption      Expense       PBO      (Net of tax)

------------------------  ---------------  ---------------  --------------

25 basis point

decrease in discount

rate....................  +$1.05 million   +$10.33 million  -$6.88 million

25 basis point

increase in discount

rate....................  -$1.01 million   -$9.85 million   +$6.56 million

25 basis point

decrease in expected

return on assets........  +$0.41 million   -         -

25 basis point

increase in expected

return on assets........  -$0.41 million   -         -

25 basis point

increase in compensation

assumption..............  +$0.15 million   +$0.77 million   -

25 basis point

decrease in compensation

assumption..............  -$0.15 million   -$0.75 million   -

Use of PA80C2010

Mortality table.........  -$1.56 million   -$11.47 million  +$7.75 million

     The trustees aim to invest the assets of the plan prudently to ensure that the benefits promised to members are provided. In setting the investment strategy, the trustees first considered the lowest risk asset allocation that they could adopt in relation to the plan's liabilities (100% UK Government

Bonds). The asset allocation strategy they have selected is designed to achieve a higher return than the lowest risk strategy while maintaining a prudent approach to meeting the plan's liabilities.

                   F-29

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - PENSION PLAN - CONTINUED

The allocation of Plan investments to the various asset categories at September

30, 2006 and September 30, 2005 was as follows:

            Target      % of Assets at    % of Assets at

           Allocation    September 30, 2006   September 30, 2005

ASSET CATEGORY:

   Equities..      50%          51%          51%

   Bonds.....      50%          47%          43%

   Cash......      0%          2%           6%

             ---          ---          ---

Total..........     100%         100%          100%

             ===          ===          ===

The target shown above is a short-term allocation.

NOTE 15 - LEASES

     Rental expense for operating leases in the year ended September 30,

2006 was $1.0 million. Operating lease costs in the years ended September 30,

2005 and September 30, 2004 were $1.1 million and $0.9 million respectively.

Future minimum rental commitments under non-cancelable operating leases as of

September 30, 2006 are as follows:

                           2006

                         (IN THOUSANDS)

                         -------------

2007.........................................   $  1,060

2008.........................................     1,024

2009.........................................      916

2010.........................................      833

2011.........................................      719

Thereafter...................................     1,340

                          ---------

Total minimum lease payments.................   $  5,892

                          =========

     Under capital lease agreements, the Company is required to make certain monthly, quarterly or annual lease payments through 2010. The aggregate minimum capital lease payments for the next four years, with their present value as of

September 30, 2006, and September 30, 2005 are as follows:

                           2006       2005

                         (IN THOUSANDS)  (IN THOUSANDS)

                         --------------  --------------

2007.........................................   $   517    $   651

2008.........................................      317       350

2009.........................................      151        5

2010.........................................       5        -

                          ---------    ---------

Total minimum lease payments.................      990      1,006

Less amount representing interest at 5.5%....      (83)       (56)

                          ---------    ---------

Present value of net minimum lease payments..      907       950

Less current portion.........................      (489)      (613)

                          ---------    ---------

Long-term portion............................   $   418    $   337

                          =========    =========

                   F-30

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 16 - COMMON STOCK

                    2006      2005

                   (NUMBER)    (NUMBER)

                   ----------   ----------

Par value $.001 per share

Authorized:             25,000,000   25,000,000

                   ==========   ==========

Issued:               12,011,122   12,011,122

                   ==========   ==========

Outstanding:

At beginning of period...........   5,735,561   11,741,122

Purchase of shares (see below)...       -   (6,005,561)

                   ----------   ----------

At end of period.................   5,735,561   5,735,561

                   ==========   ==========

     On April 8, 2005 the Company acquired, for $100, 6,005,561 common shares of the Company that were held by PNC Tool Holdings LLC. The agreement for the purchase of this stock had been approved by the SEC on February 10, 2005,

and by the US District Court for the Southern District of Florida on February

15, 2005 in part settlement of the litigation captioned SEC v Dennis Crowley,

Spear & Jackson, Inc., International Media solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No. 04-80354-civ-Middlebrooks).

NOTE 17 - RELATED PARTY TRANSACTIONS AND BALANCES

     Transactions for the years ended September 30, 2006, September 30,

2005, and September 30, 2004 were as follows:

                      FOR THE FISCAL YEARS ENDED

                  SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,

                  ------------- -------------  -------------

                    2006      2005      2004

                  ------------- -------------  -------------

Interest on the promissory note

payable to a significant stockholder

of the company and interest on

director's loan.....................  $ 0      $ 0      $ 12

                    ====      ====      ====

     These transactions are recorded at the exchange amount, being the amount of consideration established and agreed to by the related parties.

     At the year end, there were no amounts due from and to related parties which are not disclosed elsewhere in these consolidated financial statements.

                   F-31

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 18 - SEGMENT DATA

     The Company's principal operations relate to the manufacture and distribution of a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools. These operations are conducted through business divisions located primarily in the United Kingdom, France, the Netherlands, USA,

Australasia and China.

     Given below are summaries of the significant accounts and balances by business segment and by geographical location, reconciled to the consolidated totals. In all years, transactions and balances applicable to the Company's distribution companies in France, Australia and New Zealand have been aggregated with the hand and garden product businesses since these products represent the most significant proportion of the distribution companies' trades. Those transactions relating to the Company's distribution entities in the Netherlands and China have been included in the Metrology division. The summaries also provide an analysis of the accounts and balances between continuing and discontinued operations.

     The financial information of the segments is regularly evaluated by the corporate operating executives in determining resource allocation and assessing performance and is reviewed by the Company's Board of Directors. The Company's senior management evaluates the performance of each business segment based on its operating results and, other than general corporate expenses, allocates specific corporate overhead to each segment. Accounting policies for the segments are the same as those for the Company.

                   F-32

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 18 - SEGMENT DATA - CONTINUED

The following is a summary of the significant accounts and balances (in thousands) by business segment, reconciled to the consolidated totals:




                        SALES                LONG-LIVED ASSETS (a)

               ------------------------------------------  ------------------------------------------

               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED

               SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,

                 2006      2005      2004      2006      2005      2004

               ------------  ------------  ------------  ------------  ------------  ------------


Hand & garden tools ....... $   69,605  $   74,339  $   76,468  $   2,770  $   5,488  $   8,814

Metrology tools ...........    17,050     17,262     15,370     2,968     2,293     2,689

Magnetic products .........    10,928     10,724     9,341      150      395      862

Screwdrivers ..............       -       -       -       -       -       -

Corporate .................       -       -       -     9,706     9,392     9,749

               ------------  ------------  ------------  ------------  ------------  ------------

  Total .................. $   97,583  $  102,325  $  101,179  $   15,594  $   17,568  $   22,114

               ============  ============  ============  ============  ============  ============

Attributable to:

Continuing operations ..... $   96,993  $  100,698  $   99,485  $   15,594  $   17,568  $   22,060

Discontinued operations ... $    590  $   1,627  $   1,694  $     -  $     -  $     54

               ------------  ------------  ------------  ------------  ------------  ------------

               $   97,583  $  102,325  $  101,179  $   15,594  $   17,568  $   22,114

               ============  ============  ============  ============  ============  ============


                      DEPRECIATION               CAPITAL EXPENDITURE

               ------------------------------------------  ------------------------------------------

               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED

               SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,

                 2006      2005      2004      2006      2005      2004

               ------------  ------------  ------------  ------------  ------------  ------------


Hand & garden tools ....... $   2,538  $   2,291  $   1,975  $    879  $   1,256  $   3,726

Metrology tools ...........      251      530      421      709      119      202

Magnetic products .........      228      474      281       7       4       35

Screwdrivers ..............       -       -       -       -       -       -

Corporate .................      206      247      252       -       -     3,228

               ------------  ------------  ------------  ------------  ------------  ------------

  Total .................. $   3,223  $   3,542  $   2,929  $   1,595  $   1,379  $   7,191

               ============  ============  ============  ============  ============  ============

Attributable to:

Continuing operations ..... $   3,223  $   3,488  $   2,922  $   1,595  $   1,379  $   7,137

Discontinued operations ... $     -  $     54  $     7  $     -  $     -  $     54

               ------------  ------------  ------------  ------------  ------------  ------------

               $   3,223  $   3,542  $   2,929  $   1,595  $   1,379  $   7,191

               ============  ============  ============  ============  ============  ============


                     OPERATING INCOME                NET INTEREST

               ------------------------------------------  ------------------------------------------

               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED

               SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,

                 2006      2005      2004      2006      2005      2004

               ------------  ------------  ------------  ------------  ------------  ------------


Hand & garden tools ....... $   (7,075) $    (19) $   1,124  $    (109) $    (178) $    (203)

Metrology tools ...........     1,666     1,610     1,533      (16)      (14)      (17)

Magnetic products .........      49     1,058     1,136       (4)      (10)      (14)

Screwdrivers ..............       -       -       -       -       -       -

Corporate .................    (1,722)     (982)    (1,849)      156      249      (66)

               ------------  ------------  ------------  ------------  ------------  ------------

  Total .................. $   (7,082) $   1,667  $   1,944  $     27  $     47  $    (300)

               ============  ============  ============  ============  ============  ============

Attributable to:

Continuing operations ..... $   (6,981) $   1,830  $   2,158  $     27  $     47  $    (300)

Discontinued operations ... $    (101) $    (163) $    (214) $     -  $     -  $     -

               ------------  ------------  ------------  ------------  ------------  ------------

               $   (7,082) $   1,667  $   1,944  $     27  $     47  $    (300)

               ============  ============  ============  ============  ============  ============



(a) Represents property, plant and equipment, net.

                   F-33

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 18 - SEGMENT DATA - CONTINUED

The Following Table Presents Certain Data by Geographic Areas (In Thousands):




                       SALES (a)               LONG-LIVED ASSETS (b)

               ------------------------------------------  ------------------------------------------

               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED

               SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,

                 2006      2005      2004      2006      2005      2004

               ------------  ------------  ------------  ------------  ------------  ------------


United Kingdom............. $   42,269  $   44,555  $   45,417  $   13,734  $   15,875  $   20,337

Europe.....................    21,829     21,778     18,817     1,130     1,163     1,231

Australasia................    13,967     15,160     17,505      422      530      546

North America..............     7,150     6,982     6,954       -       -       -

China & Rest of World......    12,368     13,850     12,486      308       -       -

               ------------  ------------  ------------  ------------  ------------  ------------

  Total................... $   97,583  $  102,325  $  101,179  $   15,594  $   17,568  $   22,114

               ============  ============  ============  ============  ============  ============

Attributable to:

Continuing operations...... $   96,993  $  100,698  $   99,485  $   15,594  $   17,568  $   22,060

Discontinued operations.... $    590  $   1,627  $   1,694  $     -  $     -  $     54

               ------------  ------------  ------------  ------------  ------------  ------------

               $   97,583  $  102,325  $  101,179  $   15,594  $   17,568  $   22,114

               ============  ============  ============  ============  ============  ============


                      DEPRECIATION              CAPITAL EXPENDITURE

               ------------------------------------------  ------------------------------------------

               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED

               SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,

                 2006      2005      2004      2006      2005      2004

               ------------  ------------  ------------  ------------  ------------  ------------


United Kingdom............. $   2,872  $   3,172  $   2,472  $   1,174  $    995  $   3,694

Europe.....................      124      109       93       56       79       3

Australasia................      204      261      313      103      305      266

North America..............       -       -       51       -       -     3,228

China & Rest of World......      23       -       -      262       -       -

               ------------  ------------  ------------  ------------  ------------  ------------

  Total................... $   3,223  $   3,542  $   2,929  $   1,595  $   1,379  $   7,191

               ============  ============  ============  ============  ============  ============

Attributable to:

Continuing operations...... $   3,223  $   3,488  $   2,922  $   1,595  $   1,379  $   7,137

Discontinued operations.... $     -  $     54  $     7  $     -  $     -  $     54

               ------------  ------------  ------------  ------------  ------------  ------------

               $   3,223  $   3,542  $   2,929  $   1,595  $   1,379  $   7,191

               ============  ============  ============  ============  ============  ============


                     OPERATING INCOME                NET INTEREST

               ------------------------------------------- ------------------------------------------

               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED

               SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,

                 2006      2005      2004      2006      2005      2004

               ------------  ------------  ------------  ------------  ------------  ------------


United Kingdom............. $   (6,805) $   1,938  $   3,441  $    (42) $    109  $    (186)

Europe.....................      550      355      243      (119)     (185)     (163)

Australasia................      (76)      183      (171)      55       60       24

North America..............     (568)     (809)    (1,569)      131       63       25

China & Rest of World......     (183)                      2

               ------------  ------------  ------------  ------------  ------------  ------------

  Total................... $   (7,082) $   1,667  $   1,944  $     27  $     47  $    (300)

               ============  ============  ============  ============  ============  ============

Attributable to:

Continuing operations...... $   (6,981) $   1,830  $   2,158  $     27  $     47  $    (300)

Discontinued operations.... $    (101) $    (163) $    (214) $     -  $     -  $     -

               ------------  ------------  ------------  ------------  ------------  ------------

               $   (7,082) $   1,667  $   1,944  $     27  $     47  $    (300)

               ============  ============  ============  ============  ============  ============



(a)  Sales are attributed to geographic areas based on the location of the customers.

(b)  Represents property, plant and equipment, net.

                   F-34

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 19 - FINANCIAL INSTRUMENTS

     In the normal course of its business, the company invests in various financial assets and incurs various financial liabilities. The company also enters into agreements for derivative financial instruments to manage its exposure to fluctuations in foreign currency exchange rates. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the company might pay or receive from actual market transactions

     The company had the following financial assets and liabilities and derivative financial instruments at September 30, 2006 and 2005:

     FINANCIAL ASSETS AND LIABILITIES

     The Company's financial assets and liabilities comprise cash and cash equivalents, accounts receivable, short-term borrowings, notes and accounts payable and long-term debt. In respect of these items fair value approximates to the carrying amounts indicated in the balance sheets at September 30, 2006 and

2005.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company had $0.54 million and $1.0 in respect of forward exchange contracts outstanding as of September 30, 2006 and 2005, respectively, in order to hedge the foreign currency risk of certain accounts receivable and accounts payable transactions. These transactions are expected to mature within four months of the period end. The estimated fair values of the Company's forward exchange contracts at September 30, 2006 and 2005, which equal the carrying amounts of the related accounts receivable and accounts payable balances, were

$0.54 million and $1.0 million. Changes in the fair value of forward exchange contracts designated and qualifying as cash flow hedges are reported in accumulated other comprehensive income (loss). These amounts are subsequently reclassified into earnings through other income (expenses) in the same period that the hedged items affect earnings. Most reclassifications occur when the products related to a hedged transaction are sold to customers or purchased from suppliers. Substantially all unrealized losses on derivatives included in accumulated other comprehensive income (loss) at the end of the 2006 fiscal year are expected to be recognized in earnings within the next three months.

NOTE 20 - COMMITMENTS AND CONTINGENCIES

     The Company had outstanding documentary letters of credit totaling $0.6 million at September 30, 2006 (2005: $0.7 million) relating primarily to inventory purchases from suppliers in the Far East.

     The Company's bank accounts held with the HSBC Bank plc by UK subsidiaries of Spear & Jackson plc and Bowers Group plc form a pooled fund. As part of this arrangement the companies involved have entered into a cross guarantee with HSBC Bank plc to guarantee any bank overdraft of the entities in the pool. At September 30, 2006 the extent of this guarantee relating to gross bank overdrafts was $21.63 million (2005: $20.4 million). The overall pooled balance of the bank accounts within the pool at September 30, 2006 was a net balance of $5.4 million (2005: $0.8 million overdrawn).

     The bank overdraft and other facilities of Spear & Jackson Australia

Pty. Limited have been guaranteed by its immediate parent, James Neill Holdings

Limited, and the bank overdraft and other facilities of Spear & Jackson France

SA have been guaranteed by Spear & Jackson plc.

     Commitments under non-cancelable operating leases are disclosed in note

15.

     On April 15, 2004, the US Securities and Exchange Commission filed suit in the U.S. District Court for the Southern District of Florida against the

Company and Mr. Dennis Crowley, its then current Chief Executive

Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the Company's stock, and his alleged manipulation of the price

                   F-35

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 20 - COMMITMENTS AND CONTINGENCIES - CONTD.

of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the

Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

     As a further measure, the Court appointed a Corporate Monitor to oversee the Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock. Although Soneet Kapila has continued

to serve as Corporate Monitor for the Company, on January 10, 2007, he applied to the Court to terminate the role of Corporate Monitor having determined that his function was no longer necessary. The Court has not yet ruled on this application.

     Following Mr. Crowley's suspension the Board appointed Mr. J.R.

Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman. Mr. William Fletcher, a fellow member of the Company's Board of Directors, who, until October 27, 2004, was the Company's Chief Financial

Officer, and who is a director of Spear & Jackson plc, based in Sheffield, is serving as acting Chief Executive Officer. Following extensive settlement negotiations with the SEC and Mr. Crowley, the Company reached a resolution with both parties. On September 28, 2004, Mr. Crowley signed a Consent to Final

Judgment of Permanent Judgment with the SEC, without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of

$3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000. In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants

International Media Solutions, Inc., Yolanda Velazquez and Kermit Silva who are

not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of 2002.

     On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

     Additionally, the Company entered into a Stock Purchase Agreement with

PNC Tool Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the

Stock Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC,

which represented approximately 51.1% of the outstanding common shares of the

Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase

Agreement. The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the

U.S. District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc.,

International Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case

No: 04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the

Sarbanes-Oxley Act of 2002.

     With the return of the Spear & Jackson shares to the Company by PNC,

the stockholders of the Company have had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which is a beneficial owner of 3,543,281 shares of common stock, had its interest in the

Company increased to approximately 61.8% of the outstanding common stock.

                   F-36

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 20 - COMMITMENTS AND CONTINGENCIES - CONTD.

     Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by

Company stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and current acting Chief Executive

Officer. These suits alleged essentially the same claims as the SEC suit discussed above.

     These various class action suits were subsequently consolidated.

Thereafter, the defendants filed certain Motions to Dismiss with regard to the

Complaint and on October 19, 2005, the U.S. District Court for the Southern

District of Florida in Re Spear & Jackson Securities Litigation entered its

Order regarding these Motions. The Order denied the Company's motion as well as that of Mr. Crowley, the former Chief Executive Officer of Spear & Jackson. The

Court granted the Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief Executive Officer, and also granted the Motion to Dismiss on behalf of the Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending.

No appeal was filed with respect to the decision to dismiss the case against Mr.

Fletcher.

     On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff

reached a Memorandum of Understanding ("MOU") which confirmed that the plaintiffs, the Company and Dennis Crowley had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited $650,000 into a Qualified Settlement

Fund, disbursement pending approval of the Court. Subsequent to this Sherb & Co.

also agreed to the terms of the Settlement agreeing to contribute an additional

$125,000.

     On November 9, 2006, the Stipulation of Settlement was filed with the

Court for preliminary approval. Assuming that the preliminary approval is granted, the next step will be to notice the Class of the settlement and to set the approval process for final hearing and final approval before the Court. The matter will not be finally settled until the Court issues a final judgment approving the settlement.

     Following the execution of the MOU, the lead plaintiffs commenced discovery procedures to confirm the fairness and reasonableness of the

Settlement. The plaintiffs retain the right to terminate the Settlement if such discovery reveals that the Settlement is not fair, reasonable and adequate.

Subject to these discovery procedures confirming the adequacy of the Settlement,

all parties have agreed to use their best efforts to finalize an appropriate

Stipulation of Settlement and any other relevant documentation necessary to obtain approval by the Court of the settlement of this action.

     If the Settlement outlined in the MOU is not approved by the Court or,

if subsequently terminated, the terms of the above Settlement will be without prejudice, any settlement amounts already paid will be returned and parties will revert to their litigation positions immediately prior to the MOU.

     Should the class action settlement be approved, to facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's Administrator applied to the

Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's

Administrator to disburse the collective funds.

     On September 6, 2005, the Company was served with a Shareholder

Derivative Complaint filed on June 1, 2004 in the Circuit Court for Palm Beach

County, Florida (Case No. CA005068). The suit names the Company as nominal defendant. Also named as defendants were former directors, Robert Dinerman,

William Fletcher and John Harrington, in addition to Dennis Crowley and the

Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in

                   F-37

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 20 - COMMITMENTS AND CONTINGENCIES - CONTD.

April 2004 in the U. S. District Court for the Southern District of Florida, and

the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

     Due to ongoing settlement discussions with the plaintiff's attorney,

the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of up to

$75,000 in legal fees. The settlement was filed with the Court in early November

2006, and if approved by the Court, will result in a dismissal of the suit and release the Company and the former director defendants, Messrs Robert Dinerman,

William Fletcher and John Harrington. A Preliminary Approval hearing is scheduled on February 4, 2007. Dennis Crowley and Sherb & Co. continue as defendants in this suit.

     Additionally, the Company is, from time to time, subject to legal proceedings and claims arising from the conduct of its business operations,

including litigation related to personal injury claims, customer contract matters, employment claims and environmental matters. While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities including lawsuits, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts accrued or covered by insurance, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

NOTE 21 - SUMMARY OF QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

FISCAL 2006:




                             QUARTERS ENDED

                 DECEMBER    MARCH    JUNE    SEPTEMBER    TOTAL

                 --------   --------   --------   ---------   ---------


Net sales ....................  $ 22,926   $ 27,572   $ 24,647   $ 21,848   $ 96,993

Gross profit .................  $ 7,029   $ 8,494   $ 7,879   $  5,695   $ 29,097

Net income (loss)

  Continued operations ......  $ (1,665)  $ (2,063)  $ (2,765)  $   67   $ (6,426)

  Discontinued operations ...  $  (14)  $  (64)  $  (11)  $   36   $   (53)

  Total .....................  $ (1,679)  $ (2,127)  $ (2,776)  $   103   $ (6,479)

Net income (loss) per share

(Basic and diluted)

  Continued operations ......  $ (0.29)  $ (0.36)  $ (0.48)  $  0.01   $  (1.12)

  Discontinued operations ...  $   -   $ (0.01)  $   -   $    -   $  (0.01)

  Total .....................  $ (0.29)  $ (0.37)  $ (0.48)  $  0.01   $  (1.13)



FISCAL 2005:




                             QUARTERS ENDED

                 DECEMBER    MARCH    JUNE    SEPTEMBER    TOTAL

                 --------   --------   --------   ---------   ---------


Net sales ....................  $ 24,685   $ 27,773   $ 25,954   $ 22,286   $ 100,698

Gross profit .................  $ 7,951   $ 9,416   $ 8,423   $  7,445   $ 33,235

Net income

  Continued operations ......  $  (611)  $ 3,529   $  108   $   708   $  3,734

  Discontinued operations ...  $  (37)  $  (335)  $  (43)  $  (224)  $  (639)

  Total .....................  $  (648)  $ 3,194   $   65   $   484   $  3,095

Net income per share

(Basic and diluted)

  Continued operations ......  $ (0.05)  $  0.30   $  0.02   $  0.15   $  0.42

  Discontinued operations ...  $ (0.01)  $ (0.03)  $ (0.01)  $  (0.02)  $  (0.07)

  Total .....................  $ (0.06)  $  0.27   $  0.01   $  0.13   $  0.35



                   F-38

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND

     FINANCIAL DISCLOSURE.

On August 13, 2004 the Company announced the resignation of its independent accountant, Sherb and on November 19, 2004 the Company engaged Chantrey

Vellacott DFK ("Chantrey Vellacott") as its independent auditor. The change in accountants was ratified and approved by the Board of Directors on the same date.

Prior to their appointment as the Company's primary auditor, Chantrey Vellacott performed significant auditing procedures relating to the Company's non-United

States subsidiaries. In connection with these auditing procedures, the Company discussed a variety of matters, including the application of accounting principles and auditing standards. However, these discussions occurred in the normal course of the Company's professional relationship with Chantrey Vellacott and were not a condition of retaining them as Spear & Jackson's primary auditor.

There have been no disagreements between the Company and the former certifying accountant, Sherb, for which Chantrey Vellacott was consulted.

During the Company's year ended September 30, 2003 and the subsequent interim period up to August 13, 2004, there were no disagreements between the Company and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sherb's satisfaction, would have caused Sherb to make reference to the subject matter of the disagreement in connection with its reports on the

Company's financial statements for such periods.

The audit reports issued by Sherb on the consolidated financial statements of the Company as of, and for the years ended September 30, 2003 and September 30,

2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

ITEM 9A. CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

We conducted an evaluation of the effectiveness of the design and operation of our "disclosure controls and procedures" (Disclosure Controls) as of the end of the period covered by this Annual Report. The controls evaluation was done under the supervision and with the participation of management, including the former acting Chief Executive Officer (now Chairman and Managing Director of the

Company's principal UK operating subsidiaries), the Principal Executive Officer and our Chief Financial Officer (CFO).

Attached as exhibits to this Annual Report are certifications of the PEO and the

CFO, which are required in accord with Rule 13a-14 of the Securities Exchange

Act of 1934. This Controls and Procedures section includes the information concerning the controls evaluation referred to in the certifications and it should be read in conjunction with the certifications for a more complete understanding of the topics presented.

Definition of Disclosure Controls

Disclosure Controls are controls and other procedures of the Company designed to ensure that information required to be disclosed in our reports filed under the

Securities Exchange Act of 1934, such as this Annual Report, is recorded,

processed, summarized and reported within the time periods specified in the

SEC's rules and forms. Disclosure Controls are also designed to ensure that such information is accumulated and communicated to our management, including the

Company's principal executive and principal financial officers, as appropriate,

to allow timely decisions regarding required disclosure.

Limitations on the Effectiveness of Controls

Our management, including the PEO and the CFO, does not expect that our

Disclosure Controls or our internal control over financial reporting will prevent all error and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system's objectives will be met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected.

These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Conclusions

Based upon the Disclosure Controls evaluation referenced above, our CAO and our

CFO have concluded that, subject to the limitations noted above, as of the end of the period covered by this Annual Report, our Disclosure Controls were effective in ensuring that both (a) the information required to be disclosed in our reports filed under the Securities Exchange Act of 1934, such as this Annual

Report, is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and (b) that information to be disclosed in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including the PEO and CFO, to allow timely decisions regarding required disclosure.

Changes in Internal Control over Financial Reporting

There has been no change in our internal control over financial reporting (as defined in Rules 13a-15(f) of the Securities Exchange Act) that occurred during the year ended September 30, 2006 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

                  PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT.

The executive officers of the Company as at 31 December 2006, their ages,

positions and past five years' experience are set forth below. All executive officers of the company are appointed by the Board of Directors annually. There are no family relationships between any director, executive officer, or person nominated to become a director or executive officer.

Directors and Executive Officers:

NAME             AGE   TITLE

Lewis Hon Ching Ho      45   Chief Administrative Officer and Director

Andy Yan Wai Poon      35   Secretary and Director

Maria Yuen Man Lam      36   Corporate Controller and Director

Patrick Dyson        50   Chief Financial Officer

Mr. Ho was appointed director on August 9 2006. He joined Pantene Industrial Co.

Ltd, a wholly owned subsidiary of UPI, in 1999. Mr. Ho holds an Associate diploma in Mechanical Engineering and an Associate's Diploma in

Electrical/Electronic Engineering. He has worked in the manufacturing field for more than 27 years, of which 17 years has been spent in the electronics industry, and he has a special expertise in tool and die-making. He was appointed a director and general manager of PE HGZ, a wholly owned subsidiary of

UPI, in 2005.

Mr. Andy Poon was appointed director on August 9, 2006. He joined UPI in 2005 and is currently the Senior Financial Controller within that organization. He is a qualified member of the Hong Kong Institute of Certified Public Accountants

and holds a Bachelor's degree in Accountancy and a Master's degree of Corporate

Finance form the Hong Kong Polytechnic University. Prior to his appointment within UPI, Mr. Poon was, for nine years, a member of the senior financial management of Liu Chong Hong Investment Limited, a property development and

Finance company. Following the resignation of Ms Maria Lam on January 4, 2007,

Mr. Poon was appointed Corporate Controller of the Company.

Ms. Lam was appointed director on August 9, 2006. She joined UPI in 1997 and is responsible for the financial, treasury and information technology operations within that organization. She is a qualified member of the Hong Kong Institute of Certified Public Accountants and the Association of Chartered Certified

Accountants. Ms. Lam also holds a Bachelor's degree in Accountancy from the Hong

Kong Polytechnic University and a Master's Degree in Management from Macquarie

University. Prior to joining UPI she worked for Deloitte Touche Tohmatsu. Ms Lam resigned as a director of the Company with effect from January 4, 2007.

Mr. Patrick Dyson was appointed Chief Financial Officer in October 2004. He qualified as a member of the Institute of Chartered Accountants in England and

Wales in 1982 and worked in public practice with Barber Harrison & Platt in

Sheffield, England until joining Spear & Jackson plc in 1991, where he has occupied a number of Corporate Financial roles within the Group. From April 1995 to July 2001 Mr. Dyson was Group Chief Accountant, and from August 2001 until his appointment as Chief Financial Officer in October 2004 he was Group

Financial Controller. He holds a BA in English and an MA in Linguistics, both from the University of Leeds, England.

Messrs. John Harrington Jnr., Interim Chairman, William Fletcher, Acting Chief

Executive Officer and Director and Robert Dinerman, Director retired and were not re-appointed on expiration of their term of office as directors on August

27, 2006. Mr. William Fletcher continues to serve as Chairman and Manufacturing

Director of the Company's principal UK operating subsidiaries.

TERM OF OFFICE

Our Directors are appointed for terms of one year to hold office until the next annual general meeting of the holders of our common stock, as provided by the

Nevada Revised Statutes, or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

MEETINGS OF THE BOARD

During fiscal 2006, in addition to actions taken by unanimous written consent,

there were 8 meetings of the Company's Board of Directors.

COMMITTEES

Following the changes in the Board of Directors and the Company's management,

the Company's audit and compensation committees have not yet been formally reconstituted. The Board of Directors currently acts as the Audit and

Compensation Committees.

No members of our Board are independent, within the meaning of the rules of the

Securities and Exchange Commission or self-regulatory organizations. Inasmuch as the Company does not have an audit committee, the Company does not have an

"audit committee financial expert" within the meaning of Item 401(h) of

Regulation SK.

A copy of the Audit Committee Charter, which was formally adopted by the Board of Directors in January 2005, was filed as an exhibit to the Annual Return on

Form 10-K for the year ended September 30, 2004.

The Board of Directors also adopted in January 2005 the charter for a

Compensation Committee and this, too, was filed as an exhibit to the Company's

Annual Return on Form 10-K for the year ended September 30, 2004.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers and directors,

and persons who beneficially own more than ten percent of our equity securities,

to file reports of ownership and changes in ownership with the Securities and

Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all

Section 16(a) forms they file.

The Company has requested various of its division and group executives to register under Section 16(a) of the Securities Exchange Act of 1934,

notwithstanding that the Company does not consider such individuals to be

"officers" within the meaning of that statute. Accordingly, Messrs. Gilles

Champain, Stephen White and Paul Moore registered under Section 16 and Messrs.

Peter Gill and Lee Wells are expected to complete their registration in the near future.

CODE OF ETHICS

The Company's management had previously developed a detailed employee policy document covering business conduct practices and processes. Subsequent to this,

the Company drafted and adopted a Code of Business Ethics and Conduct. A copy of the code was filed as an exhibit to the Company's Annual Return on Form 10-K for the year ended September 30, 2004.

ITEM 11. EXECUTIVE COMPENSATION

The following table sets forth certain compensation information as to each individual who served as the Company's chief executive officer during the years ended September 30, 2006, 2005 and 2004 and each executive officer who received in excess of $100,000 for such fiscal period.




                      SUMMARY COMPENSATION TABLE

                      Annual Compensation      Long-Term Compensation

                    -------------------------  ---------------------------------

                                      Awards      Payouts

                                  -----------------------  -------

                              Other         Securities

                             Annual          Under-

                             Compen-  Restricted   Lying    LTIP  All Other

                             sation   Stock    Options/  Payouts  Compen-

                 Year  Salary  Bonus   ($)   Award(s)    SARs    ($)   sation

Name and Principal Position   ($)   ($)    ($)   (1)    ($)     (#)     (2)    ($)

------------------------------  ----  -------  -----  -------  ----------  ----------  -------  ---------


Dennis Crowley          2004  194,545    -     -    -      -      -       -

Chief Executive Officer,

President, Secretary and

Chairman of the Board until

15 April 2004***

William Fletcher         2006  179,560    -  17,548    -      -      -    20,871

Acting Chief Executive Officer  2005  185,110    -  17,608    -      -      -    60,600

until 27 August 2006**      2004  175,265    -  15,231    -      -      -    54,683

Patrick J. Dyson         2006  122,102    -  14,728    -      -      -    30,366

Chief Financial Officer*     2005  120,321    -  14,992    -      -      -    26,873

                 2004  111,900  5,393  12,654    -      -      -    23,723



*** Mr. Crowley was appointed Chief Executive Officer, President and Chairman of the Board in September 2002. He was removed from office in April 2004.

**  Mr. Fletcher was appointed Chief Financial Officer in September 2002. On

   Mr. Crowley's removal from office in April 2004 he was appointed acting

   Chief Executive Officer. In August 2006 he retired as director on expiration of his term of office but has continued to act as Chairman and

   Managing Director of the Company's UK principal operating subsidiaries.

*  Mr. Dyson was appointed Chief Financial Officer in October 2004.

(1) Other annual compensation includes payments made by the Company on behalf of the executive officers in respect of the provision of a fully expensed company automobile, private medical insurance and professional subscriptions.

(2) Comprises contributions to the Company's defined benefit pension plan.

STOCK OPTION GRANTS

No stock options were granted to our directors and executive officers during our most recent fiscal year ended September 30, 2006.

EMPLOYMENT AGREEMENTS

William Fletcher has no formal employment agreement but in a letter issued supplementary to Mr. Fletcher's original terms of employment, the Company has agreed that in the event of termination of employment other than for cause, Mr.

Fletcher would be entitled to severance pay equal to twelve months of his current base salary and other benefits.

On September 1, 2000 Patrick Dyson entered into an employment agreement which provides that, in the event of termination of employment other than for cause,

Mr. Dyson would be entitled to severance pay equal to twelve months of his current base salary and other benefits.

Mr. Fletcher's and Mr. Dyson's base salaries are determined by the Board and both are entitled to participate in an annual bonus scheme under which bonuses are payable based on the operating profit and cash performance of the Company measured against pre-set targets.

EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES

No stock options held by our directors and executive officers were exercised during our most recent fiscal year ended September 30, 2006. At September 30,

2006, no director or executive officer held any stock options.

COMPENSATION ARRANGEMENTS OF OTHER DIRECTORS

Mr. Dinerman received compensation of $22,500 in the year ended September 30,

2006 (2005 $12,500, 2004: $nil). Mr. Harrington received compensation of $72,500 in the year ended September 3, 2006 (2005: $12,500, 2004: $nil). Additionally,

Mr. Harrington and Mr. Dinerman were reimbursed for travel and other expenses incurred in connection with meetings of the Board of Directors and other Company matters.

Messrs. Poon and Ho and Ms. Lam received no compensation in the year ended

September 30, 2006.

At a meeting of the Board of Directors held in January 2005, the following compensation arrangements were agreed for members of the Company's Board of

Directors, effective, prospectively, from January 1, 2005:

                     Fee Per

                     Meeting

Attendance at                $

Formal Board Meeting ..............    3,000

Out of pocket costs incurred in connection with the above meetings and other expenses incurred on other Company matters are reimbursed according to formal policy guidelines.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

     RELATED STOCKHOLDER MATTERS

The following table sets forth our common stock ownership information as of

December 30, 2006 with respect to (i) each person known to us to own more than five percent (5%) of our outstanding common stock, (ii) each director of the

Company; (iii) each executive officer of the Company and (iv) all directors and executive officers as a group. The information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is:

12012 Southshore Boulevard

Suite 103

Wellington

Florida

33414

                          SHARES       PERCENT

                         BENEFICIALLY     OF SHARES

NAME AND ADDRESS                   OWNED      OUTSTANDING

----------------                 ------------    -----------

William Fletcher (1) .......................        -        -

Patrick J Dyson (2) ........................        -        -

Lewis Hon Ching Ho (3) .....................        -        -

Andy Yan Wai Poon (4) ......................        -        -

Maria Yuen Man Lam (5) .....................        -        -

United Pacific Industries Limited (6) ......    3,543,281      61.78%

199 Des Voeux Road Central,

Suite 27-05/06

Hong Kong

(1) William Fletcher was the Acting Chief Executive Officer of the Company

   until 27 August 2006. He continues to serve as Chairman and Managing

   Director of the Company's principal operating subsidiaries.

(2) Patrick Dyson is the Chief Financial Officer of the Company.

(3) Lewis Hon Ching Ho is the Chief Administrative Officer and a director of the Company.

(4) Andy Yan Wai Poon is the Secretary and a director of the Company. Following the resignation of Maria Yuen Man Lam on January 4, 2007, Mr. Poon was also appointed Corporate Controller of the Company.

(5) Maria Yuen Man Lam was, until January 4, 2007, the date of her resignation,

   the Corporate Controller and a director of the Company.

(6) David H Clarke, director and Executive Vice-Chairman of United Pacific

   Industries Limited ("UPI") holds approximately 22.88% of the shares of UPI and also holds approximately 28,350 shares of the common stock of Spear &

   Jackson, Inc.

The Company has no securities authorized for issuance under equity compensation plans.

CHANGE IN CONTROL

On September 6, 2002, we entered into a Stockholders' Agreement with USI Mayfair

Limited, PNC Tool Holdings LLC, and Dennis Crowley (collectively the

"Stockholders"). Pursuant to the terms of the Stockholders' Agreement the

Stockholders have agreed not to transfer any Company securities for a period of two years following the date of the Agreement, other than certain unrestricted transfers. An "Unrestricted Transfer" is any transfer (i) from any Stockholder to any affiliate of such Stockholder, (ii) from any Stockholder to any other

Stockholder, (iii) from Dennis Crowley to any member of the immediate family of

Dennis Crowley or certain estate planning vehicles of Dennis Crowley, (iv) as collateral security, by USI Mayfair Limited or its affiliates to one or more third party banks or financial institutions, and (v) in the case of any

Stockholder that is not a natural person, transfers to non-affiliates of such

Stockholder resulting from a bona fide merger, stock sale, sale of all or substantially all the assets of such Stockholder or other business combination transaction involving such Stockholder, provided that clause (v) shall not apply in the case of any such transaction effected with the intent of circumventing the transfer restrictions of the Stockholders' Agreement.

Under the terms of the Stockholders' Agreement the Stockholders have agreed,

except in the case of an Unrestricted Transfer or a transfer of Company securities registered under the Securities Act to a non-affiliated third person effected through an ordinary course open market transaction, if at any time after the two year anniversary of the date of the Stockholders' Agreement one or more Stockholders propose to transfer any Company securities in a transaction or series of transactions where the consideration for such Company securities is in excess of $10,000, then the selling Stockholder shall provide written notice of the proposed transaction to the other Stockholders and provide them with an opportunity to participate in the proposed sale of Company securities on a pro rata basis.

In addition, under the terms of the Stockholders' Agreement, subject to certain exceptions set forth in the following paragraph, the Company has agreed not to issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any Company securities or (ii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any Company securities, (collectively, the "Offered Securities"), unless in each such case the Company shall have first delivered to the Stockholders a written notice of any proposed or intended issuance, sale or exchange of Offered

Securities (the "Offer"), which Offer shall (A) identify and describe the

Offered Securities, (B) describe the price and other terms upon which the

Offered Securities are to be offered, issued, sold or exchanged, and (C) offer to issue and sell to or exchange with the Stockholders up to their respective pro rata portion of such Offered Securities. Each Stockholder's pro rata portion of the Offered Securities shall be determined by multiplying seventy-five percent (75%) of the aggregate amount of the Offered Securities by a fraction,

the numerator of which is the number of shares of voting securities then held by such Stockholder and the denominator of which is the number of shares of voting securities then outstanding. Each Stockholder shall have the right, for a period of twenty (20) days following delivery of the Offer, to purchase or acquire such

Stockholder's pro rata portion of the Offered Securities at the price and upon the other terms specified in the Offer. The Offer, by its terms, shall remain open and irrevocable for such twenty (20) day period. To accept an Offer, in whole or in part (provided, however, that the Stockholders may only elect to purchase part of the Offered Securities if the Offer is not contingent on the sale to the prospective purchaser of all of the Offered Securities), such

Stockholder must deliver a written notice ("Notice of Acceptance") to the

Company prior to the end of the twenty (20) day period of the Offer, setting forth the portion (or all, if the Offer is contingent upon the sale to the prospective purchaser of all of the Offered Securities) of such Stockholder's pro rata portion of the Offered Securities that such Stockholder elects to purchase. In addition, each Stockholder shall have the right to purchase (which right shall be exercised by notice to such effect in the Notice Of Acceptance)

any Offered Securities not accepted by any other Stockholder, in which case the

Offered Securities not accepted by any such other Stockholders shall be deemed,

on the same terms and conditions, to be offered from time to time during such twenty (20) day period to and accepted by such Stockholders who exercised their options under this sentence ratably based on their interests in the Company or as they may otherwise agree. Any Offered Securities that are not acquired by the

Stockholders or the offerees or purchasers described in the Offer in accordance with this Section 6 may not be issued, sold or exchanged until they are again offered to the Stockholders under the procedures specified in this Section 6.

Notwithstanding the foregoing, the pre-emptive rights of the Stockholders set forth in the prior paragraph shall not apply to: (i) the issuance by the Company of Offered Securities to employees, directors or consultants of the Company pursuant to any Company stock option or other equity incentive plan, in connection with an employment or consulting agreement or arrangement with the

Company, or in exchange for other securities of the Company (including, without limitation, options granted under option plans) held by any such employees,

directors or consultants, (ii) Offered Securities issued in connection with the acquisition of the business of another entity, whether by the purchase of equity securities, assets or otherwise, (iii) Offered Securities issued as a stock dividend to Stockholders or upon any subdivision or combination of Company

Securities, (iv) Offered Securities issued pursuant to or as contemplated by that certain Stock Purchase Agreement, dated August 2001 by and between USI

Mayfair Limited and the Company, (v) Offered Securities sold by 18 the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act, (vi) capital stock or securities exercisable for or convertible into such capital stock issued in connection with any equipment leases or borrowings, direct or indirect, from third-party financial or other institutions regularly engaged in such businesses, (vii) any warrants issued without consideration or for nominal consideration in connection with any third-party debt financings, or (viii) any performance-based equity issued to third-parties in connection with strategic relationships.

The Stockholders' Agreement shall terminate upon the earliest of (i) our dissolution, bankruptcy, or insolvency, or any assignment of all or substantially all of our assets for the benefit of any creditor, (ii) an agreement to terminate between us and certain of the Stockholders, and (iii) the five year anniversary of the date of the Stockholders' Agreement.

As disclosed in ITEM 3 "LEGAL PROCEEDINGS", the Company entered into a Stock

Purchase Agreement with PNC Tool Holdings LLC ("PNC") and Dennis Crowley, the sole member of PNC Tool Holdings. Under the Stock Purchase Agreement, the

Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC Tool Holdings, which represented approximately 51.1% of the outstanding common shares of the Company at December

31, 2004, and which constituted 100% of the common stock held by such entity.

The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Crowley, and these monies were subsequently received.

As a result of the stock purchase, the stockholders of the Company had their percentage stock interest increase correspondingly with the return of the Spear

& Jackson shares to the Company by PNC. Jacuzzi Brands, Inc. ("Jacuzzi"), which was a beneficial owner at the time of 3,543,281 shares of common stock, had its interest in the Company increase to approximately 61.8% of the outstanding common stock.

On April 21, 2005, Jacuzzi adopted a plan of disposition of the Company's common stock. On March 23, 2006, Jacuzzi and its subsidiary undertaking, USI American

Holdings, Inc. ("USI" and, together with Jacuzzi, "the Seller") entered into a

Stock Purchase Agreement (the "Stock Purchase Agreement" with United Pacific

Industries Limited ("UPI"), a Bermuda Corporation, whose shares are traded on the Hong Kong Exchange, to sell its entire holding of 3,543,281 shares of the common stock ("the Shares") of Spear & Jackson, Inc. to UPI for $1.40 per share for an aggregate purchase price of $4,960,593.

The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction, and included a covenant that restricts

Jacuzzi from soliciting or negotiating with a third party between the signing date of the Stock Purchase Agreement and the closing date of the transaction.

Jacuzzi also agreed that, in connection with the closing of the transaction, it would, among other things, cause UPI's designees and one designee of Jacuzzi to be elected to the Board of Directors of Spear & Jackson, Inc. and would use commercially reasonable best efforts so that such UPI designees are in sufficient numbers to give UPI a majority of the Board of Directors of the Spear

& Jackson, Inc. UPI also agreed that neither it nor any of its affiliates would purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

The purchase of the Shares by UPI contemplated by the Stock Purchase Agreement was subject to the satisfaction of a number of closing conditions, including approval by UPI's shareholders and the United Kingdom Pensions Regulator, and receipt of certain other regulatory approvals as well as other customary closing conditions. A copy of the Stock Purchase Agreement is on file with the SEC in connection with the filing by Jacuzzi of a Schedule 13D/A on March 27, 2006.

The Seller and UPI entered into Amendment No. 1 dated as of May 4, 2006

("Amendment No. 1 to the Stock Purchase Agreement") to extend the date by which the Seller and UPI were required to lodge the clearance application with the UK

Pensions Regulator. The Seller and UPI subsequently received a comfort letter dated July 5, 2006 issued by the UK Pensions Regulator (the "Comfort Letter").

The Seller and UPI agreed to waive the condition contained in the Stock Purchase

Agreement for a clearance from the UK Pensions Regulator and to accept the

Comfort Letter in satisfaction of that condition.

The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated as of

July 10, 2006 ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which states the UK Pensions Regulator is of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the

Seller of all of its shares of Spear & Jackson, Inc. to UPI is not detrimental to the UK pension plan and the UK Pensions Regulator believes that a clearance is not necessary for the transaction.

In addition, pursuant to Amendment No. 2 to the Stock Purchase Agreement, UPI

agreed, subject to the Closing having occurred, to indemnify the Seller and JBI

Holdings Limited (the "Jacuzzi Indemnified Parties") should the UK Pensions

Regulator, regardless of the Comfort Letter, require any of the Jacuzzi

Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries.

In addition, UPI has also agreed that for a period of 12-months from the Closing

Date, UPI will not, and will use its best efforts to ensure that neither Spear &

Jackson, Inc. nor any of its subsidiaries will, take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the Jacuzzi Indemnified Parties in relation to any UK pension plan in which Spear & Jackson, Inc. or any subsidiary of Spear & Jackson, Inc. is an employer. Further, UPI agreed that for a period of 12-months from the Closing Date, that it will not (and will use its best efforts to ensure that neither Spear & Jackson, Inc. nor any subsidiary of

Spear & Jackson, Inc. will) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a 'Type A' event unless UPI procures that clearance is issued by the UK Pensions Regulator in relation to such event in terms which confirm that no Jacuzzi Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

Closing occurred on July 28, 2006.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Except as disclosed in this section below, none of the following parties has,

since our date of incorporation, had any material interest, direct or indirect,

in any transaction with the Company or in any presently proposed transaction which has or will materially affect us:

   *  Any of the Company's directors or officers;

   *  Any person proposed as a nominee for election as a director;

   *  Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

   *  Any relative or spouse of any of the foregoing persons who has the same house as such person.

Mr. Neil Morgan, our former president, had advanced to the Company a total of

$100,019. The loan was unsecured, bore interest at 10.25% per annum and had no specific repayment terms. The loan was settled at September 30, 2003 as part of the sales consideration for the disposal of the Megapro screwdriver division.

During the 2003 fiscal year, the Company carried out a strategic review of its

Megapro screwdriver division, which was operating at a loss. It was determined that the division was no longer a core activity of the Company and various divestment strategies were considered. Disposition of the assets was undertaken by Neil Morgan, who was heading up Megapro, to a separate group, which included

Mr. Morgan, and in exchange for which Spear & Jackson, Inc. received promissory notes and other receivables from management of $284,000, as well as discharge of a loan in the amount of approximately $100,000 owed by the Company to Neil

Morgan. The assets disposed of had a net book value of approximately $384,000.

While the Company was evaluating the disposition of this non-core activity, no specific authorization was afforded to prior management to formally dispose of the operations of the Megapro assets pending approval by the Board of Directors of the Company. Management reviewed the terms of the transaction and evaluated the receivable and the assets purportedly conveyed to consider its course of action in this matter and accordingly provided $187,000 against the recoverability of these receivables in the Company's financial statements for the year ended September 30, 2004. This provision was in addition to the $97,000 already provided as potentially irrecoverable in the Company's financial statements for the year ended September 30, 2003. It was subsequently agreed with Megapro that it would pay Canadian $ 53,900 (approximately $41,000) in settlement of those debts and was paid in monthly installments of Canadian

$5,000 (approximately $3,800) of which $27,000 was received in the year ended

September 30, 2005 and $12,000 in the year ended September 30, 2006.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

ANNUAL AUDIT AND QUARTERLY REVIEW FEES

The aggregate fees billed by Chantrey Vellacott DFK for professional services rendered for the audit of the Company's annual financial statements for the year ended September 30, 2006 and for professional services rendered for the quarterly review of the financial statements was $429,000 (2005: $412,000).

TAX FEES

The aggregate fees billed by Chantrey Vellacott DFK for professional services rendered for tax compliance, tax advice and tax planning were $164,000 for the year ended September 30, 2006 (September 30, 2005: $178,000).

AUDIT RELATED FEES

There were no fees billed by the Company's accountants for financial information systems design and implementation in either fiscal 2006 or 2005. There were no fees billed for professional services related to Sarbanes-Oxley implementation,

Section 404 in particular.

PRE-APPROVAL POLICIES AND PROCEDURES

It is the policy of the Audit Committee to pre-approve all material, specific expenditures relating to any off the matters set out above. In some cases,

projects with estimated budgets are pre-approved and monitored by the Audit

Committee, and final expenditures are ratified on completion. For fiscal 2006,

the Audit Committee approved and/or ratified all of the services detailed above.

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Financial Statements and Financial Statement Schedules:

The following documents are either filed herewith or incorporated herein by reference:

Financial Statements.

The audited consolidated financial statements of Spear & Jackson, Inc. and subsidiaries as of September 30, 2006 and 2005 and for each of the three years in the period ended September 30, 2006 (including the notes thereto which contain unaudited quarterly financial data for each of the two years ended

September 30, 2006), and the Reports of Independent Registered Public Accounting

Firms thereon, are included herein as shown in the "Index to the Consolidated

Financial Statements" set forth in ITEM 8.

(b) Financial Statement Schedules

No financial statement schedules are included herein because either the amounts are not sufficient to require submission of the schedules or because the information is included in the Financial Statements or notes thereto.

(c) Exhibits:

EXHIBIT

NUMBER  DESCRIPTION

------  -----------

3-1    Articles of Incorporation(1)

3-2    Articles of Amendment changing our name to Megapro Tools

     Corporation(1)

3-3    Articles of Amendment changing our name to Megapro Tools Inc.(1)

3-4    Articles of Amendment amending Article 6 (1) 3.5 Amended By-Laws(1)

3-5    Articles of Amendment changing our name to Spear & Jackson, Inc.(2)

3-6    Amended and Restated Bylaws(2)

4.1    Stock Purchase Agreement dated September 2002 between us, USI Mayfair

     Limited, and PNC Tool Holdings, LLC(3)

4.2    Registration Rights Agreement dated September 2002, between us, USI

     Mayfair Limited, and PNC Tool Holdings, LLC(3)

4.3    Stockholders' Agreement dated September 2002, between us, USI Mayfair

     Limited, PNC Tool Holdings LLC, and Dennis Crowley(3)

4.4    Specimen Form of Common Stock Certificate.(1)

10.1   Acquisition Agreement dated September 30, 1999 between us and Ms.

     Maria Morgan, Envision Worldwide Products Ltd., Mr. Robert Jeffery,

     Mr. Lex Hoos and Mr. Eric Paakspuu(1)

10.2   Employment Agreement dated September 2002, between us and Neil

     Morgan(2)

10.3   Employment Agreement dated September 2002, between us and Joseph

     Piscitelli(2)

10.4   Sale and purchase of land at St. Paul's Road, Wednesbury, England dated 27, July 2006, between Spear & Jackson Garden Products Limited and Opus Land (Wednesbury Limited). (6)

10.5   Stock Purchase Agreement, dated March 23,2006 by and among United

     Pacific Industries Limited, Jacuzzi Brands, Inc. and USI America

     Holdings, Inc. (7)

10.6   Assignment of Interests and Claims, dated as of July 28, 2006, by and among United Pacific Industries Limited, Jacuzzi Brands, Inc. and USI

     American Holdings, Inc. (8)

10.7   Assignment Agreement, dated as of July 28, 2006, by and between United

     Pacific Industries Limited and Pantene Global Holdings Limited. (8)

14    Code of Ethics (5)

16    Letters regarding concurrence of former independent public accountants.(4)

21    List of Subsidiaries *

31.1   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbannes-Oxley Act of 2002. *

31.2   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbannes-Oxley Act of 2002. *

32.1   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002. *

32.2   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002. *

99.1   Audit Committee Charter (5)

99.2   Compensation Committee Charter (5)

*  Filed herewith.

(1) Filed as an exhibit to the Company's Form SB-2 registration statement, as amended, filed with the Securities and Exchange Commission originally on

   July 3, 2000 and as amended through April 23, 2001.

(2) Filed as an exhibit to the Company's Annual Return on Form 10-KSB for the

   year ended September 30, 2002.

(3) Filed as an Exhibit to the Company's Report on Form 8-K filed with the

   Securities and Exchange Commission on September 9, 2002.

(4) Filed as an Exhibit to the Company's Report on Form 8-K/A filed with the

   Securities and Exchange Commission on August 25, 2004.

(5) Filed as an Exhibit to the Company's Annual Return on Form 10-K for the

   year ended September 30, 2004.

(6) Filed as an exhibit to the Company's Report on Form 8-K filed with the

   Securities and Exchange Commission on August, 2, 2006.

(7) Filed as an exhibit to the Company's Form SC 13D/A filed with the

   Securities and Exchange Commission originally on March 27 2006 and as amended through July 12, 2006.

(8) Filed as exhibit to the Company's Form SC 13D filed with the Securities and

   Exchange Commission on August 7, 2006.

                 SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act of

1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 15, 2007      SPEAR & JACKSON, INC.

                  By: /s/ Lewis Hon Ching Ho

                    ----------------------

                    Lewis Hon Ching Ho

                    Director and Chief Administrative Officer

                    (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated: January 15, 2007      By: /s/ Lewis Hon Ching Ho

                    ----------------------

                    Lewis Hon Ching Ho

                    Director and Chief Administrative Officer

                    (Principal Executive Officer)

Dated: January 15, 2007      By: /s/ Andy Yan Wai Poon

                    ---------------------

                    Andy Yan Wai Poon

                    Director, Corporate Controller,

                    and Secretary

Dated: January 15, 2007      By: /s/ Patrick J. Dyson

                    --------------------

                    Patrick J. Dyson

                    Chief Financial Officer

                    (Principal Financial

                    And Accounting Officer)

                                  Exhibit 31.1

    CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a) OF THE

    SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302

            OF THE SARBANES-OXLEY ACT OF 2002

I, Lewis Hon Ching Ho, director and Principal Executive Officer of Spear &

Jackson, Inc., certify that:

1.  I have reviewed this Annual report on Form 10-K of Spear & Jackson, Inc.

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for, the periods presented in this annual report.

4.  The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

   a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

   b)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   c)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.  The registrant's other certifying officer and I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

   a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

   b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ Lewis Hon Ching Ho

Director and Principal Executive Officer

Date: January 15, 2007

                                  Exhibit 31.2

    CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a) OF THE

    SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302

            OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick J. Dyson, the Chief Financial Officer of Spear & Jackson, Inc.,

certify that:

1.  I have reviewed this Annual report on Form 10-K of Spear & Jackson, Inc.

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for, the periods presented in this annual report.

4.  The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

   a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

   b)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   c)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.  The registrant's other certifying officer and I have disclosed, based on my most recent evaluation of internal control over financial reporting, the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

   a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

   b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ Patrick J. Dyson

Chief Financial Officer

Date: January 15, 2007

                                  Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. AS ADOPTED PURSUANT TO

         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Spear & Jackson, Inc. (the "Company") on

Form 10-K for the year ended September 30, 2006 (the "Report"), I, Lewis Hon

Ching Ho, director and Principal Executive Officer of the Company, certify,

pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section. 906 of the

Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d)

   of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lewis Hon Ching Ho

----------------------

Lewis Hon Ching Ho

Director and Principal Executive Officer

January 15, 2007

                                  Exhibit 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. AS ADOPTED PURSUANT TO

     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report of Spear & Jackson, Inc. (the "Company") on

Form 10-K for the year ended September 30, 2006 (the "Report"), I, Patrick J.

Dyson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002,

that, to the best of my knowledge:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d)

   of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Patrick J. Dyson

--------------------

Patrick J. Dyson

Chief Financial Officer

January 15, 2007

EXHIBIT E

           U.S. SECURITIES AND EXCHANGE COMMISSION

               WASHINGTON, D.C. 20549

                  FORM 10-Q

(Mark One)

[X] Quarterly Report Pursuant To Section 13 or 15(d) of The Securities Exchange

  Act of 1934

        For the quarterly period ended December 31, 2006

                    or

[_] Transition Report Pursuant to Section 13 or 15(d) of The Securities Exchange

  Act of 1934

          For the transition period from N/A to N/A

             COMMISSION FILE NUMBER: 0-32013

               SPEAR & JACKSON, INC.

               ---------------------

       (Exact name of registrant as specified in its charter)

         Nevada                  91-2037081

         ------                  ----------

   (State or other jurisdiction)           (I.R.S. Employer

  of incorporation or organization         Identification No.)

    12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414

    ----------------------------------------------------------------

     (Address of principal executive offices, including Zip Code)

                 (561) 793 7233

                 --------------

        Registrant's telephone number, including area code

Securities registered pursuant to Section 12(b) of the Exchange Act:  NONE.

Securities registered pursuant to Section 12(g) of the Exchange Act:

          COMMON STOCK, PAR VALUE $0.001 PER SHARE.

          -----------------------------------------

                (TITLE OF CLASS)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Indicate by check mark whether the registrant is a well-known seasoned user (as defined in Rule 405 of the Securities Act). Yes [ ] No [X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this

Form 10-K. [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [ ]  Accelerated filer [ ]  Non-accelerated filer [X]

Indicate by check mark whether the registrant is a shell company (as defined in

Rule 12b-2 of the Exchange Act). Yes [ ] No [X]

The number of shares of registrant's common stock outstanding as of February 14,

2007 was 5,735,561.

PART I. FINANCIAL INFORMATION

ITEM 1. Financial Statements (Unaudited) ................................  1

     Condensed Consolidated Statements of Operations -

     Three Months ended December 31, 2006 and 2005 ....................  1

     Condensed Consolidated Balance Sheets -

     December 31, 2006 And September 30, 2006 (audited) ...............  2

     Condensed Consolidated Statement of Cash flows -

     Three Months ended December 31, 2006 and 2005 ....................  3

     Notes to Condensed Consolidated Financial Statements .............  4

ITEM 2. Management's Discussion and Analysis of Financial Condition

PART II. OTHER INFORMATION

Certification of Principal Executive Officer and

 Chief Financial Officer pursuant to Section 302 .........................EX 31

Certification of Principal Executive Officer and

  Chief Financial Officer pursuant to Section 906 ........................EX 32

             PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                  (UNAUDITED)

           (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                           FOR THE THREE MONTHS ENDED

                           DECEMBER 31, DECEMBER 31,

                             2006     2005

                           -----------  -----------

Net sales .......................................... $  24,813  $  22,926

Cost of goods sold .................................    16,471    15,897

                           -----------  -----------

Gross profit .......................................    8,342     7,029

Operating costs and expenses:

  Selling, general and administrative expenses ....    9,766     9,118

                           -----------  -----------

Operating loss .....................................    (1,424)    (2,089)

Other income (expense)

  Rental and other income .........................      40      37

  Interest (net) ..................................      7      (29)

                           -----------  -----------

Loss from continuing operations before unusual or

 infrequent items ..................................    (1,377)    (2,081)

  Gain on sale of land and buildings ..............      88       -

  Manufacturing and other reorganization costs ....     (10)      -

                           -----------  -----------

Loss from continuing operations before income taxes    (1,299)    (2,081)

Income tax (provision) benefit .....................     (50)     416

                           -----------  -----------

Loss from continuing operations ....................    (1,349)    (1,665)

                           -----------  -----------

Discontinued operations:

  Loss from discontinued operations ...............      -      (21)

  Losses and adjustments to previously recorded

  losses on disposal of discontinued operations ..      -       7

                           -----------  -----------

Loss from discontinued operations ..................      -      (14)

                           -----------  -----------

Net loss ........................................... $  (1,349) $  (1,679)

                           ===========  ===========

Basic and diluted loss per share:

From continuing operations ......................... $   (0.24) $   (0.29)

From discontinued operations .......................     0.00     0.00

                           -----------  -----------

                           $   (0.24) $   (0.29)

                           ===========  ===========

Weighted average shares outstanding ................  5,735,561   5,735,561

                           ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                    1

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

           CONDENSED CONSOLIDATED BALANCE SHEETS

             (IN THOUSANDS EXCEPT SHARES)

                        AT DECEMBER 31, AT SEPTEMBER 30,

                          2006        2006

                        --------------- ----------------

                         (UNAUDITED)

          ASSETS

Current assets:

 Cash and cash equivalents ...................  $ 11,081     $ 9,930

 Trade receivables, net of allowances for

  doubtful debts of $1,663 and $1,635 ........   15,912      15,983

 Inventories .................................   23,862      22,853

 Foreign taxes recoverable ...................    217        215

 Deferred income tax asset, current portion ..   2,284       2,182

 Other current assets ........................   1,705       1,425

                         --------     --------

  Total current assets ......................   55,061      52,588

Property, plant and equipment, net ............   16,052      15,594

Deferred income tax asset .....................   15,253      14,570

Investments ...................................    532        508

                         --------     --------

  Total assets ..............................  $ 86,898     $ 83,260

                         ========     ========

   LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

 Trade accounts payable ......................  $ 9,319     $ 7,766

 Accrued expenses and other liabilities ......   11,450      12,234

 Foreign taxes payable .......................    145        155

                         --------     --------

  Total current liabilities .................   20,914      20,155

Other liabilities .............................    856        699

Pension liability .............................   43,595      40,565

                         --------     --------

Total liabilities .............................   65,365      61,419

                         --------     --------

Stockholders' equity:

 Common stock, 25,000,000 shares authorised

 $0.001 par value; 12,011,122 issued

 and 5,735,561 shares outstanding ............     12        12

Additional paid in capital ....................   51,590      51,590

Accumulated other comprehensive income (loss):

 Minimum pension liability adjsutment,

  net of tax .................................  (46,560)     (44,447)

 Foreign currency translation adjustment,

  net of tax of $nil .........................   17,748      14,581

 Unrealized loss on derivative instruments ..    (23)       (10)

Retained earnings .............................    (694)       655

Less: 6,275,561 common stock held in treasury,

 at cost ......................................    (540)       (540)

                         --------     --------

  Total stockholders' equity ................   21,533      21,841

                         --------     --------

  Total liabilities and stockholders' equity  $ 86,898     $ 83,260

                         ========     ========

  The accompanying notes are an integral part of these financial statements.

                    2

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                  (UNAUDITED)

                 (IN THOUSANDS)

                           FOR THE THREE MONTHS ENDED

                           DECEMBER 31, DECEMBER 31,

                             2006     2005

                           ------------ ------------

CASH FLOWS FROM OPERATING ACTIVITIES:

 Net loss ........................................... $ (1,349)   $ (1,679)

 Adjustments to reconcile net loss to net cash used

  in operating activities:

  Depreciation .....................................    536      594

  Amortization of asset held for sale ..............     -       -

  Gain on sale of land and buildings ...............    (88)      -

  (Profit) loss on sale of plant, property and

   equipment .......................................    (4)      2

  Deferred income taxes ............................     -     (566)

 Changes in operating assets and liabilities:

  Decrease in trade receivables ....................    955     1,125

  Decrease increase in inventories .................    27      693

  (Increase) decrease in other current assets ......   (425)      40

  Contributions paid to pension plan ...............   (934)     (884)

  Increase in other non-current liabilities ........   2,013     2,027

  Increase in trade accounts payable ...............   1,148      911

  Decrease in accrued expenses and other liabilities  (1,411)     (896)

  Increase (decrease) in foreign taxes payable ....     4      (30)

  Increase in other liabilities ....................    122      68

                            --------   --------

NET CASH PROVIDED BY OPERATING ACTIVITIES ............    594     1,405

                            --------   --------

INVESTING ACTIVITIES:

 Purchases of property, plant and equipment .........    (87)     (260)

 Proceeds from sale of property, plant and equipment     90       -

                            --------   --------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES     3     (260)

                            --------   --------

FINANCING ACTIVITIES:

 Decrease in overdraft ..............................     -     (730)

                            --------   --------

NET CASH USED IN FINANCING ACTIVITIES ...............     -     (730)

                            --------   --------

Effect of exchange rate changes on cash and cash

 equivalents .........................................    554     (110)

                            --------   --------

CHANGE IN CASH AND CASH EQUIVALENTS ..................   1,151      305

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD .....   9,930     7,289

                            --------   --------

CASH AND CASH EQUIVALENTS AT END OF PERIOD ........... $ 11,081   $ 7,594

                            ========   ========

SUPPLEMENTAL CASH FLOW INFORMATION

 Cash paid for interest ............................. $   7   $   29

                            ========   ========

 Cash paid for taxes ................................ $   46   $  180

                            ========   ========

  The accompanying notes are an integral part of these financial statements.

                    3

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

             (IN THOUSANDS EXCEPT SHARES)

NOTE 1 - BASIS OF PRESENTATION

     These condensed consolidated financial statements are expressed in U.S.

dollars and have been prepared in accordance with accounting principles generally accepted in the United States. The condensed consolidated financial statements include the accounts of Spear & Jackson Inc. (the Company) and its wholly owned subsidiaries, Mega Tools Ltd., Mega Tools USA, Inc., Megapro Tools,

Inc., S and J Acquisition Corp., Spear & Jackson plc and Bowers Group plc. Both

Spear & Jackson plc and Bowers Group plc are sub-holding companies and their business is carried out by the following directly and indirectly owned subsidiaries: Bowers Metrology Limited, Bowers Metrology UK Limited, Coventry

Gauge Limited, CV Instruments Limited, Eclipse Magnetics Limited, Spear &

Jackson (New Zealand) Limited, James Neill Canada Inc., James Neill Holdings

Limited, James Neill U.S.A. Inc., Spear & Jackson (Australia) Pty Ltd., Magnacut

Limited, Neill Tools Limited, Spear & Jackson Garden Products Limited, Spear &

Jackson Holdings Limited, Spear & Jackson France S.A., Societe Neill France

S.A., CV Instruments Europe BV and Bowers Eclipse Equipment Shanghai Co.

Limited.

     As further explained in note 4, below, the purchase of Spear & Jackson plc and Bowers Group plc by Megapro Tools, Inc. (now Spear & Jackson, Inc.),

which was completed on September 6, 2002, was treated as a reverse acquisition.

The results and assets of discontinued operations are presented in accordance with Statement of Financial Accounting Standards ("SFAS") 144.

     All significant intercompany accounts and transactions have been eliminated on consolidation.

     The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements pursuant to both the rules and regulations of the

Securities and Exchange Commission and with instructions to Form 10-Q.

Accordingly, certain information and footnote disclosures required for annual financial statements have been condensed or omitted. The Company's management believes that all adjustments necessary to present fairly the Company's financial position as of December 31, 2006 and September 30, 2006, and the

results of operations for the three month periods ended December 31, 2006 and

December 31, 2005 and cash flows for the three month periods ended December 31,

2006 and December 31, 2005 have been included and that the disclosures are adequate to make the information presented not misleading. The balance sheet at

September 30, 2006 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's and Subsidiaries' annual report on

Form 10-K for the year ended September 30, 2006.

     It is suggested that these financial statements be read in conjunction with the audited consolidated financial statements and related footnotes of the

Company for the year ended September 30, 2006 included in the Company's annual report filed on Form 10-K for the period then ended.

     The condensed consolidated financial statements of Spear & Jackson,

Inc. are denominated in US dollars. Changes in exchange rates between UK sterling, the Euro, the Australian dollar, the New Zealand dollar, the Chinese

Yuan and the US dollar will affect the translation of the Company's UK, French,

Dutch, Chinese, New Zealand and Australian subsidiaries' financial results into

US dollars for the purposes of reporting the consolidated financial results. The process by which each foreign subsidiary's financial results are translated into

US dollars is as follows: income statement accounts are translated at average exchange rates for the period; balance sheet asset and liability accounts are translated at end of period exchange rates; and equity accounts are translated at historical exchange rates. Translation of the balance sheet in this manner affects the stockholders' equity account, referred to as the accumulated other comprehensive income account. Management has decided not to hedge against the impact of exposures giving rise to these translation adjustments as such hedges may impact upon the Company's cash flow compared to the translation adjustments which do not affect cash flow in the medium term.

                    4

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 1 - BASIS OF PRESENTATION - CONTINUED

     The results of operations for any interim periods are not necessarily indicative of the results to be expected for the full year, or any subsequent periods.

     Certain reclassifications have been made to prior period amounts to conform to current period presentation.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 2 - RECENTLY ISSUED ACCOUNTING STANDARDS

     In March 2005, the Financial Accounting Standards Board ("FASB") issued

Interpretation ("FIN") No. 47, "Accounting for Conditional Asset Retirement

Obligations--an Interpretation of FASB Statement No. 143." This Interpretation

clarifies the timing of liability recognition for legal obligations associated with an asset retirement when the timing and (or) method of settling the obligation are conditional on a future event that may or may not be within the control of the entity. FIN No. 47 is effective no later than the end of fiscal years ending after December 15, 2005. The implementation of this statement will has not had a material impact on the Company's consolidated results of operation and financial condition.

     In March 2005, the SEC issued Staff Accounting Bulletin ("SAB") No. 107 regarding the Staff's interpretation of SFAS No. 123(R). This interpretation provides the Staff's views regarding interactions between SFAS No. 123(R) and certain SEC rules and regulations and provides interpretations of the valuation of share-based payments for public companies. The interpretive guidance is intended to assist companies in applying the provisions of SFAS No. 123(R) and investors and users of the financial statements in analyzing the information provided. The adoption of this Statement has not had a material impact on our financial position or results of operations.

     In June 2005, the FASB issued SFAS No. 154, "Accounting Changes and

Error Corrections". SFAS 154 replaces APB Opinion No. 20, "Accounting Changes",

and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements".

SFAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. SFAS 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a restatement. SFAS 154 applies to accounting changes and correction of errors made in fiscal years beginning after

December 15, 2005 and was effective for the first time in the Company's financial statements for quarter one of fiscal 2007. The adoption of this pronouncement has not had a material effect on our consolidated financial position, results of operations or cash flows.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold

Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 is effective for periods beginning after June 29, 2005. Adoption of this standard has not had a material impact on our consolidated financial position or results of operations.

     In October 2005, the FASB issued Staff Position No. 13-1, "Accounting for Rental Costs Incurred During a Construction Period" ("FSP No. 13-1"). FSP

No. 13-1 is effective for the first reporting period beginning after December

15, 2005 and requires that rental costs associated with ground or building operating leases that are incurred during a construction period be recognized as rental expense. The adoption of FSP No. 13-1 has not had a material impact on our financial statements.

                    5

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 2 - RECENTLY ISSUED ACCOUNTING STANDARDS - CONTINUED

     In November 2005, FASB issued FSP No. 123(R)-3, "Transition Election

Related to Accounting for the Tax Effects of Share-Based Payment Awards." This

pronouncement provides an alternative method of calculating the excess tax benefits available to absorb any tax deficiencies recognized subsequent to the adoption of SFAS No. 123(R). The company has not made any payments of this nature.

     In February 2006, FASB announced No. 155, Accounting for Certain Hybrid

Financial Instruments, as an amendment to Statement No. 133, Accounting for

Derivatives Instruments and Hedging Activities, and Statement No. 140,

Accounting for Transfers and Servicing of Financial Assets and Extinguishment of

Liabilities. Statement No. 155 amends Statement No. 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. Statement No. 155 amends

Statement No. 140 to allow qualifying special purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instrument. Statement No. 155 is effective for all financial instruments acquired or issued in fiscal years beginning after September 15,

2006. The adoption of Statement No. 155 has not had a material impact on the

Company's condensed consolidated financial statements.

     In March 2006, the FASB issued Statement No. 156, Accounting for

Servicing of Financial Assets as an amendment to Statement No. 140. Statement

No. 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective for reporting periods beginning after September 15, 2006.The adoption of SFAS 156 has not had a material impact on our results of operations or financial condition.

     In June 2006, the FASB ratified the consensus reached by the EITF on

EITF Issue No. 05-01, Accounting for the Conversion of an Instrument That

Becomes Convertible Upon the Issuer's Exercise of a Call Option ("EITF 05-01").

The EITF consensus applies to the issuance of equity securities to settle a debt instrument that was not otherwise currently convertible but became convertible upon the issuer's exercise of call option when the issuance of equity securities is pursuant to the instrument's original conversion terms. The adoption of EITF

05-01 is not expected to have a material impact on our results of operations or financial condition.

     In July 2006, FASB issued FIN 48, "Accounting for Uncertainty in Income

Taxes" as an interpretation of Statement No. 109. This interpretation clarifies the application of Statement No. 109 by defining a criterion than an individual tax position must meet for any part of the benefit of that position to be recognized in an enterprise's financial statements and also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods and disclosure. FIN 48 is effective for our fiscal years beginning after December 15, 2006. At this time, we have not completed our review and assessment of the impact of adoption of FIN 48. In September 2006,

the SEC staff issued SAB 108, Considering the Effects of Prior Year

Misstatements when Quantifying Misstatements in Current Year Financial

Statements ("SAB 108"). SAB 108 was issued in order to eliminate the diversity in practice surrounding how public companies quantify financial statement misstatements. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in a misstated amount that, when all relevant quantitative and qualitative factors are considered, is material. SAB 108 must be implemented by the end of the Company's fiscal 2007. The Company is currently assessing the potential effect of SAB 108 on its financial statements.

     In September 2006, the FASB issued SFAS 157, Fair Value Measurements

(SFAS 157). SFAS 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS 157 is effective for the Company's 2009 fiscal year, although early adoption is permitted. The Company is currently assessing the potential effect of SFAS 157 on its financial statements.

                    6

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 2 - RECENTLY ISSUED ACCOUNTING STANDARDS - CONTINUED

     In September 2006, the FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB

Statements No. 87, 88, 106, and 132(R) ("SFAS 158"). This statement requires recognition of the overfunded or underfunded status of defined benefit pension and other postretirement plans as an asset or liability in the statement of financial position and also requires in the funded status to be recognized in comprehensive income in the year in which such changes occur. SFAS 158 also requires measurement of the funded status of a plan as of the date of the statement of financial position. The recognition and disclosure provisions of

SFAS 158 are effective as of the end of the fiscal year ending after December

16, 2006, while the measurement date provisions are effective for fiscal years ending after December 15, 2008. If SFAS 158 were applied as at December 31,

2006, using the Company's September 30, 2006 actuarial valuation and rolling this forward, we would have recorded an additional pre-tax charge to accumulated other comprehensive income totalling $8.2 million ($5.7 million after tax)

representing the difference between the funded status of the plans based on the project benefit obligation and the amounts recorded on our balance sheet at

December 31, 2006.

NOTE 3 - CRITICAL ACCOUNTING POLICIES

     A summary of our critical accounting policies is included in Note 2 to the audited consolidated financial statements included in the Company's Annual

Report on Form 10-K for the year ended September 30, 2006. Management believes that the application of these policies on a consistent basis enables the Company to provide useful and reliable financial information about the Company's operating results and financial condition.

     As disclosed in the annual report on Form 10-K for the fiscal year ended September 30, 2006, the discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements.

These have been prepared in conformity with accounting principles generally accepted in the United States. The preparation of the financial statements requires us to make estimates and assumptions and adopt accounting policies that affect the reported amounts of assets, liabilities, revenues and expenses as disclosed in those financial statements. These judgments can be subjective and complex, and consequently actual results could differ from those estimates. Our most critical accounting policies relate to revenue recognition; foreign exchange risk; inventory, the computation of deferred income taxes, the recognition of deferred income tax assets and pension and other post retirement benefit costs. Since September 30, 2006, there have been no changes in our critical accounting policies and no significant changes to the assumptions and estimates related to them.

NOTE 4 - NATURE OF BUSINESS

     The Company was incorporated in the State of Nevada on December 17,

1998 and was inactive until the acquisition of Mega Tools Ltd. and Mega Tools

USA, Inc. via reverse acquisition on September 30, 1999. The Company was engaged in the manufacture and sale of a patented multi-bit screwdriver. The Company entered into an exclusive North American license agreement with the patent holder of a retracting cartridge type screwdriver. This license agreement gave the Company unrestricted use of the patent in Canada and the United States until

November 8, 2005. The Company's wholly owned subsidiaries, Mega Tools USA, Inc.

and Mega Tools Ltd. manufactured and marketed the drivers to customers in the

United States and Canada. With effect from September 30, 2003 the Company exited its screwdriver operations following the sale of the trade and net assets of

Mega Tools USA, Inc. and Mega Tools Ltd. The historical results of operations for this business have been reclassified to earnings (loss) from discontinued

operations on the Company's Consolidated Statements of Operations.

                    7

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 4 - NATURE OF BUSINESS - CONTINUED

     On September 6, 2002 the Company acquired the entire issued share capital of Spear & Jackson plc and Bowers Group plc. These companies, through their principal operating entities, as disclosed in note 1, manufacture and distribute a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australia, North and South America, Asia and the Far East.

     Following recommendations by the SEC, the acquisition of Spear &

Jackson plc and Bowers Group plc ("S&J") by Megapro Tools, Inc. was accounted for as a reverse acquisition for financial reporting purposes. The reverse acquisition is deemed a capital transaction and the net assets of S&J (the accounting acquirer) were carried forward to Megapro Tools, Inc. (the legal acquirer and the reporting entity) at their carrying value before the combination. Although S&J was deemed to be the acquiring corporation for financial accounting and reporting purposes, the legal status of Megapro Tools,

Inc. as the surviving corporation does not change. The relevant acquisition process utilizes the capital structure of Megapro Tools, Inc. and the assets and liabilities of S&J are recorded at historical cost.

     In these financial statements, S&J is the operating entity for financial reporting purposes and the financial statements for all periods presented represent S&J's financial position and results of operations. The equity of Megapro Tools Inc. is the historical equity of S&J retroactively restated to reflect the number of shares issued in the S&J acquisition.

     On November 7, 2002 the Company changed its name from Megapro Tools,

Inc. to Spear & Jackson, Inc.

     Following formal approval by the SEC and the U.S. District Court for the Southern district of Florida of the settlement of the litigation captioned

SEC v. Dennis Crowley, Spear & Jackson, Inc., International Media Solutions,

Inc., Yolanda Velazquez and Kermit Silva (Case No: 04-80354-civ-Middlebrooks),

the Company entered into a Stock Purchase Agreement with PNC Tool Holdings LLC

("PNC") and Dennis Crowley, the sole member of PNC and former Chief Executive

Officer and Chairman of the Company. The Stock Purchase Agreement was effected on April 8, 2005.

     Under the Stock Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock

Purchase Agreement.

     As a result of the stock purchase, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc.

("Jacuzzi"), which, at that time was a beneficial owner of 3,543,281 shares of common stock, had its interest in the Company increase to approximately 61.8% of the outstanding common stock.

     On April 21, 2005, Jacuzzi adopted a plan of disposition of the

Company's common stock. On March 23, 2006, "Jacuzzi" and its subsidiary undertaking, USI American Holdings, Inc. ("USI" and, together with Jacuzzi, the

"Seller") entered into a Stock Purchase Agreement (the "Stock Purchase

Agreement") with United Pacific Industries Limited ("UPI"), a Bermuda

Corporation, to sell its entire holding of 3,543,281 shares of the common stock

(the "Shares") of Spear & Jackson, Inc. ("SJI") to UPI for $1.40 per share for an aggregate purchase price of $4,960,593. Such shares constituted all of the shares of SJI owned by the Seller.

     The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction. UPI agreed that it or any of its affiliates would not purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

                    8

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 4 - NATURE OF BUSINESS - CONTINUED

     The Seller and UPI then announced that they had entered into Amendment

No. 1 dated 4 May 2006, ("Amendment No. 1 to the Stock Purchase Agreement") to

extend the date by which the Seller and UPI were required to lodge the clearance application with the UK Pensions Regulator. The Seller and UPI subsequently received a comfort letter, dated July 5, 2006, issued by the UK Pensions

Regulator (the "Comfort Letter").

     The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated July

10, 2006, ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which states the UK Pensions Regulator is of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the

Seller of all of its shares of Spear & Jackson, Inc. to UPI is not detrimental to the UK pension plan and the UK Pensions Regulator believes that a clearance is not necessary for the transaction.

     In addition, pursuant to Amendment No. 2 to the Stock Purchase

Agreement UPI agreed, subject to the Closing having occurred, to indemnify the

Seller and JBI Holdings Limited (the "Jacuzzi Indemnified Parties") should the

UK Pensions Regulator, regardless of the Comfort Letter, require any of the

Jacuzzi Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries. In addition, UPI has also agreed that for a period of twelve months from the Closing Date, UPI will not, and will use its best efforts to ensure that neither SJI nor any of its subsidiaries will, take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the Jacuzzi

Indemnified Parties in relation to any UK pension plan in which SJI or any subsidiary of SJI is an employer. Further, UPI agreed that for a period of twelve months from the Closing Date, that it will not (and will use its best efforts to ensure that neither SJI nor any subsidiary of SJI will) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a

'Type A' event unless UPI procures that clearance is issued by the UK Pensions

Regulator in relation to such event in terms which confirm that no Jacuzzi

Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

     Closing occurred on July 28, 2006.

                    9

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 5 - DISCONTINUED OPERATIONS

     The following table presents the results of the Company's operations that have been reclassified as discontinued and the (loss) income that has been recorded in connection with the disposal of these businesses:

                                 FOR THE THREE MONTHS ENDED

                                DECEMBER 31,   DECEMBER 31,

                                  2006       2005

                                -------------  -------------

                            NOTE  (IN THOUSANDS)  (IN THOUSANDS)

Revenues reclassified to discontinued operations:

 Thread gauge measuring division ...................  (a)  $      -  $     355

                                -------------  -------------

                                $      -  $     355

                                =============  =============

Loss from discontinued operations:

 Loss from operations of thread gauge measuring ....  (a)  $      -  $     (21)

                                -------------  -------------

                                $      -  $     (21)

                                =============  =============

Adjustment to previously recorded loss on disposal of

 discontinued operations:

 Megapro screwdrivers division .....................  (b)  $      -  $      7

                                -------------  -------------

                                $      -  $      7

                                =============  =============

                                -------------  -------------

Loss from discontinued operations, net of taxes .....     $      -  $     (14)

                                =============  =============

     Pursuant to SFAS No. 144, "Accounting for the Impairment or Disposal of

Long-Lived Assets", the Company's previously issued financial statements and notes have been reclassified to reflect the discontinued components detailed above. Accordingly, the assets, liabilities, net operations, and net cash flows of these business segments have been reported as "Discontinued Operations" in the accompanying condensed consolidated financial statements.

     (a) During the fourth quarter of fiscal 2005, the Company began marketing for sale certain assets associated with its Coventry Gauge thread gauge measuring business that is located in the United Kingdom. On February 28,

2006, the Company concluded the sale of these assets for a nominal consideration. The assets sold comprised plant and equipment, inventories and goodwill. The acquirer paid (pound)1 and assumed certain liabilities in respect of the leased premises from which the trade operates. The carrying values of the assets relating to this entity were written down to the lower of depreciated cost or estimated fair value after consideration of selling costs in the quarters ended March 31, 2005 and September 30, 2005. No further losses or gain on disposal are required to be recognized in the current period. The assets and liabilities of discontinued operations held for sale have not been reported separately in the consolidated balance sheets of the Company as the net book amounts involved are not considered material.

     (b) During the year ending September 30, 2003, the directors of Spear &

Jackson, Inc. carried out a strategic review of the Company's loss making

Megapro screwdriver division ("Megapro"). It was determined that the division was no longer a core activity of the group and various divestment strategies were considered. With effect from September 30, 2003, the trade and assets of the division's principal operating companies, Mega Tool USA, Inc. and Mega Tools

Limited, were transferred by prior subsidiary management, and without prior authorization, at their net book value of $384 to the division's former managing director. The transfer proceeds were in the form of $284 of loan notes and other receivables and the discharge of a loan of $100 owed by the company to the

Megapro managing director.

     Having considered the future financial position of Megapro, the directors of Spear & Jackson, Inc. provided $97 against the recoverability of the balance of the sales proceeds which was outstanding at September 30, 2003. A further $187 was provided against this debt in the year ended September 30,

2004. It was then agreed with Megapro that it would pay Canadian $54

(approximately $41) in settlement of those debts and this has been repaid in monthly installments of Canadian $5 (approximately $4).

                    10

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 6 - RETIREMENT BENEFIT PLAN

     The Company operates a contributory defined benefit pension plan covering certain of its employees in the United Kingdom based subsidiaries of

Spear & Jackson plc. The benefits covered by the Plan are based on years of service and compensation history. Plan assets are primarily invested in equities, fixed income securities and Government Stocks.

     Pension costs amounted to $2,013 for the quarter ending December 31,

2006 and $2,027 for the same quarter last year. The net periodic costs include the following components:

                         FOR THE THREE MONTHS ENDED

                        DECEMBER 31,    DECEMBER 31,

                          2006        2005

                        --------------   --------------

                        (IN THOUSANDS)   (IN THOUSANDS)

Sevice cost ...........................      $  405      $  525

Interest cost .........................       2,971       2,600

Expected return on plan assets ........      (2,773)      (2,459)

Recognition of actuarial loss .........       1,410       1,361

                         -------      -------

Total Benefit cost ....................      $ 2,013      $ 2,027

                         =======      =======

     The Company's funding policy with respect to the Plan is to contribute annually not less than the minimum required by applicable UK law and pension regulations. Amounts payable are determined on the advice of the Plan's actuaries and in agreement with the Plan's Trustees. The Company has contributed

$934 to the Plan in the quarter to December 31, 2006 (2005 $884). In the year ended September 30, 2006 the Company paid $3.4 million into the Plan. In the ten month period to July 31, 2007 the level of contributions will be approximately

$3.1 million. Contributions after that date will be determined after consultation between the Company, the actuary and the Plan trustees. Following the introduction of new UK pension legislation it is anticipated that, post July

31, 2007, Company contributions will increase to approximately $5.9 million per annum.

     Accounting standards require a minimum pension liability be recorded when the value of pension assets is less than the accumulated benefit obligation

("ABO") at the annual measurement date. As of September 30, 2006, our most recent measurement date for pension accounting, the value of the ABO exceeded the market value of investments held by the pension plan by approximately $40.56 million. In accordance with accounting standards, the charge against stockholders' equity will be adjusted in the fourth quarter to reflect the value of pension assets compared to the ABO as of the end of September 2007. If the level of pension assets exceeds the ABO as of a future measurement date, the full charge against stockholders' equity would be reversed.

                    11

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 7 - PROPERTY, PLANT AND EQUIPMENT, NET

                        AT DECEMBER 31, AT SEPTEMBER 30,

                          2006       2006

                        --------------  ---------------

                        (IN THOUSANDS)  (IN THOUSANDS)

Assets held and used:

Land and buildings, at cost ...............    $ 15,994     $ 15,269

Machinery, equipment and vehicles, at cost     25,224      29,299

Furniture and fixtures, at cost ...........      908        867

Computer hardware, at cost ................     1,921       1,834

Computer software, at cost ................      378        361

Assets held under finance leases, at cost . (a)   2,396       2,433

                         --------     --------

                          46,821      50,063

Accumulated Depreciation ..................    (30,769)     (34,469)

                         --------     --------

 Net ......................................    $ 16,052     $ 15,594

                         ========     ========

(a) Included in property, plant and equipment at December 31, 2006 are capital leases with a net book value of $1.02 million (September 30, 2006 $0.86 million). The cost of these assets held under capital leases was $2.4 million

(September 30, 2006 $2.43 million) and the accumulated depreciation relating to these assets was $1.38 million (September 30, 2006 $1.57 million).

NOTE 8 - INVENTORIES

                        AT DECEMBER 31, AT SEPTEMBER 30,

                          2006       2006

                        --------------  ---------------

                        (IN THOUSANDS)  (IN THOUSANDS)

Finished products .........................    $ 21,493     $ 19,329

In-process products .......................     4,176       4,443

Raw materials .............................     5,618       6,191

Less: allowance for slow moving and

 obsolete inventories .....................     (7,425)      (7,110)

                         --------     --------

                         $ 23,862     $ 22,853

                         ========     ========

NOTE 9 - UNUSUAL OR INFREQUENT ITEMS

  (a)  GAIN ON SALE OF LAND AND BUILDINGS

     On July 27, 2006 the Company completed the sale of the remaining element of its industrial site at St. Paul's Road, Wednesbury, England for

$4,756. The conditions of the sale agreement stipulated that the Company could occupy the site, for a peppercorn rent, until November 30, 2006. In the financial statements for the year ended September 30, 2006 $88 of the gain on the sale of the site was deferred. This deferral represented the fair value of rentals during the period of occupation from the sale of the site until November

30, 2006, the planned closure date. The Wednesbury site was vacated on schedule and the deferred element of the gain has accordingly been released to the profit and loss account in the three month period under review.

  (b)  MANUFACTURING REORGANIZATION COSTS

     On January 25, 2006, the Company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. All warehouse and distribution operations previously performed at this location have been transferred to the Company's principal UK manufacturing site in Sheffield. The manufacturing and assembly functions formerly carried out at this site have now been out sourced to suppliers based outside the UK.

                    12

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 9 - UNUSUAL OR INFREQUENT ITEMS - CONTINUED

     The closure and relocation of the Wednesbury facility was completed by

November 30, 2006 and the costs of this exercise, including employee severance payments, site closure expenses, factory reorganization expenses, were provided for in the year ended September 30, 2006. That element of employee severance costs relating to the payment of loyalty bonuses for those employees staying until the site vacation in November 2006 was not provided for at September 30,

2006 and $10 has been expensed to the profit and loss in the current period in respect of such bonuses.

  (c)  SUMMARY OF MOVEMENTS ON PROVISIONS IN RESPECT OF THE UK MANUFACTURING

     AND REORGANIZATION PROGRAM

     A noted above, in January 2006 the company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. With effect from November 30, 2006 all warehouse and distribution operations performed at this operation were transferred to the Company's principal UK manufacturing site in Sheffield. The manufacturing and assembly functions formerly carried out at this site have now been out sourced to suppliers based outside the UK. Provision for the costs of closure, including employee severance costs, site closure expenses, factory reorganization expenses, and plant transfer costs were made in the quarter ended March 31, 2006.

     In addition to the above, in the quarter ended June 30, 2006, the

Company announced that certain manufacturing operations carried out at its Atlas site in Sheffield would also cease. Provision for employee severance and reorganization costs in respect of the closure of these manufacturing operations were made in that quarter.

     On August 11, 2006, The Company's UK subsidiary, Eclipse Magnetics

Limited ("Eclipse"), announced the cessation of certain manufacturing activities at its site in Sheffield, England. Eclipse also announced that it would be relocating the remaining elements of its business to the Sheffield, Atlas site.

The cessation of manufacturing and site relocation were completed by December

31, 2006 and provisions were made at September 30, 2006 in respect of severance,

relocation and empty property rentals.

     The Wednesbury site closure, the production rationalization at Atlas and the restructuring at Eclipse form part of the Company's UK manufacturing reorganization program which has been initiated to regenerate and modernize key areas of the hand and garden tools business. The closures will enable the

Company to consolidate its two UK hand and garden tool manufacturing sites and will allow the Company to develop a modern manufacturing, warehouse and distribution facility which will be well placed to meet the current and future needs of its customers.

     As at September 30, 2006 provisions of $3,730 were included within accrued expenses and other liabilities as follows:

     (i)   $1,387 was provided for in respect of severance, site closure costs and factory reorganization costs in relation to the

         Wednesbury site closure and Atlas reorganization.

     (ii)   $299 was provided in respect of severance costs relating to the cessation of certain manufacturing activities at Eclipse and costs in connection with the relocation of its remaining business to the Atlas site.

     (iii)  The Company also had a further provision of $2,044 in respect of other UK manufacturing reorganization costs that was set up in previous years.

Additionally, asset impairments write-downs of $1,767 were made at September 30,

2006 in respect of plant and machinery at the restructured operations.

                    13

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 9 - UNUSUAL OR INFREQUENT ITEMS - CONTINUED

     The movements in the provisions balance between October 1, 2006 and

December 31, 2006 are as follows:

(a) Included in Accrued Expenses and Other Liabilities:




               AT SEPTEMBER 30,   EXCHANGE    AMOUNTS     AMOUNTS   AT DECEMBER 31,

                 2006      MOVEMENTS    PROVIDED   PAID/UTILISED    2006

               ---------------- -------------- -------------- -------------- ---------------

               (IN THOUSANDS)  (IN THOUSANDS) (IN THOUSANDS) (IN THOUSANDS) (IN THOUSANDS)


Other UK reorganization costs   $ 2,044     $  97     $   -     $  (84)    $ 2,057

Wednesbury / Atlas costs ....    1,387        45       (78)     (1,027)      327

Eclipse move ................     299        15        -      (202)      112

                 -------     -------     -------     -------     -------

                 $ 3,730     $  157     $  (78)    $(1,313)    $ 2,496

                 =======     =======     =======     =======     =======



(b) Included in Property, Plant and Equipment:





Asset impairments ...........   $ 1,767     $  84     $   -     $ (276)    $ 1,575

                 =======     =======     =======     =======     =======

Total .......................   $ 5,497     $ 241     $  (78)    $(1,589)    $ 4,071

                 =======     =======     =======     =======     =======



NOTE 10 - INCOME TAXES

     Spear & Jackson is subject to income taxes in the US and in the other overseas tax jurisdictions where its principal trading subsidiaries operate. The

(provision)/ benefit for US and foreign income taxes arising on its continuing operations consists of:

                          FOR THE THREE MONTHS ENDED

                         DECEMBER 31,   DECEMBER 31,

                           2006       2005

                         --------------  --------------

                         (IN THOUSANDS)  (IN THOUSANDS)

Current tax charge ..............................   $ (50)      $(150)

Deferred tax credit ............................     -       566

                           -----      -----

                           $ (50)      $ 416

                           =====      =====

     A reconciliation of the net (provision) benefit for income taxes compared with the amounts arising at the US federal rate is as follows:

                          FOR THE THREE MONTHS ENDED

                         DECEMBER 31,   DECEMBER 31,

                           2006       2005

                         --------------  --------------

                         (IN THOUSANDS)  (IN THOUSANDS)

Tax at US federal statutory income tax rate .....   $ 454      $ 733

Overseas tax at rates different to effective rate    (42)      (147)

Adjustment to prior year overseas tax provisions     -       (89)

Permanent differences ...........................    (40)       (36)

Valuation allowance .............................   (422)       (45)

                           -----      -----

                           $ (50)      $ 416

                           =====      =====

                    14

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 10 - INCOME TAXES - CONTINUED

     The Company follows the provisions of SFAS No. 109, "Accounting for

Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.

     Deferred income tax expense or benefit is based on the changes in the asset or liability from period to period. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company reviews the recoverability of its deferred tax assets and, based on such periodic reviews, the Company could recognize a change in the valuation allowance relating to its deferred tax assets in the future should, for example,

estimates of forecast taxable income be reduced or other favorable or adverse events occur.

     In the quarter ended December 31, 2006, the potential income tax benefit relating to the Company's U.S. and non-U.S. subsidiary losses arising in the period has been offset by a valuation allowance based upon an assessment by management of the Company's ability to realize such benefits. In assessing the

Company's ability to realize its deferred tax assets, management considered the scheduled reversal of deferred tax liabilities, projected future taxable income and tax and other strategic planning initiatives. Future reversal of the valuation allowance will be achieved either when the tax benefit is realized or when it has been determined that it is more likely than not that the benefit will be realized through offset against future taxable income.

NOTE 11 - COMPREHENSIVE INCOME

     Comprehensive income represents net income and other revenues,

expenses, gains and losses that are excluded from net income and recognized directly as a component of stockholder's equity. Comprehensive income and its components comprise the following:

                          FOR THE THREE MONTHS ENDED

                         DECEMBER 31,   DECEMBER 31,

                           2006       2005

                         --------------  --------------

                         (IN THOUSANDS)  (IN THOUSANDS)

Net loss ........................................  $(1,349)     $(1,679)

Other comprehensive income (loss)

 Additional minimum pension liability ..........   (2,113)      1,294

 Foreign currency translation adjustments ......   3,167      (1,980)

 Unrealized (losses) gains on derivative

  instruments ..................................    (13)       14

                           -------     -------

Total comprehensive loss .......................  $ (308)     $(2,351)

                           =======     =======

                    15

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 12 - SEGMENT DATA

     The Company's principal operations relate to the manufacture and distribution of a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools. These operations are conducted through business divisions located primarily in the United Kingdom, France, the Netherlands, USA,

Australasia and China.

     Given below are summaries of the significant accounts and balances by business segment and by geographical location, reconciled to the consolidated totals. In both periods, transactions and balances applicable to the Company's distribution companies in France, Australia and New Zealand have been aggregated with the hand and garden product businesses since these products represent the most significant proportion of the distribution companies' trades. Those transactions relating to the Company's distribution entities in the Netherlands and China have been included in the Metrology division disclosures. The summaries also provide an analysis of the accounts and balances between continuing and discontinued operations.

     The financial information of the segments is regularly evaluated by the corporate operating executives in determining resource allocation and assessing performance and is reviewed by the Company's Board of Directors.

     The Company's senior management evaluates the performance of each business segment based on its operating results and, other than general corporate expenses, allocates specific corporate overhead to each segment.

Accounting policies for the segments are the same as those for the Company.

     The following is a summary of the significant accounts and balances (in thousands) by business segment, reconciled to the consolidated totals.

                    16

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 12 - SEGMENT DATA - CONTINUED




                       SALES         LONG-LIVED ASSETS (a)

                  ---------------------------  ---------------------------

                    THREE MONTHS ENDED

                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,

                    2006      2005      2006      2005

                  ------------  ------------  ------------  ------------


 Hand & garden tools ......     $17,489    $16,258    $ 2,706    $ 5,314

 Metrology tools ..........      4,376     4,421     3,036     2,346

 Magnetic products ........      2,948     2,602      197      310

 Corporate ................        -       -     10,113     9,066

                   -------    -------    -------    -------

   Total .................     $24,813    $23,281    $16,052    $17,036

                   =======    =======    =======    =======

Attributable to:

   Continuing operations .     $24,813    $22,926    $16,052    $17,036

   Discontinued operations     $   -    $  355    $   -    $   -

                   -------    -------    -------    -------

                   $24,813    $23,281    $16,052    $17,036

                   =======    =======    =======    =======


                     DEPRECIATION       CAPITAL EXPENDITURE (b)

                  ---------------------------  ---------------------------

                    THREE MONTHS ENDED      THREE MONTHS ENDED

                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,

                    2006      2005      2006      2005

                  ------------  ------------  ------------  ------------


 Hand & garden tools ......     $  324    $  378    $  229    $  363

 Metrology tools ..........        91       85       27      210

 Magnetic products ........        67       81      120       7

 Corporate ................        54       50       -       -

                   -------    -------    -------    -------

   Total .................     $  536    $  594    $  376    $  580

                   =======    =======    =======    =======

Attributable to:

   Continuing operations .     $  536    $  594    $  376    $  580

                   =======    =======    =======    =======


                   OPERATING (LOSS) INCOME      NET INTEREST

                  ---------------------------  ---------------------------

                    THREE MONTHS ENDED      THREE MONTHS ENDED

                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,

                    2006      2005      2006      2005

                  ------------  ------------  ------------  ------------


 Hand & garden tools ......     $(1,505)    $(2,228)    $  (43)    $  (38)

 Metrology tools ..........       326      395      (11)      (10)

 Magnetic products ........       193       76       (1)      (2)

 Corporate ................       (438)     (346)      62       21

                   -------    -------    -------    -------

   Total .................     $(1,424)    $(2,103)    $   7    $  (29)

                   =======    =======    =======    =======

Attributable to:

   Continuing operations .     $(1,424)    $(2,089)    $   7    $  (29)

   Discontinued operations     $   -    $  (14)    $   -    $   -

                   -------    -------    -------    -------

                   $(1,424)    $(2,103)    $   7    $  (29)

                   =======    =======    =======    =======



(a) Represents property, plant and equipment, net.

(b) Capital expenditure for the three months to December 31, 2006 includes $289

(2005- $320) in respect of assets acquired under finance leases.

                    17

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 12 - SEGMENT DATA - CONTINUED

The following table presents certain data by geographic areas (in thousands):




                       SALES (a)       LONG-LIVED ASSETS (b)

                  ---------------------------  ---------------------------

                    THREE MONTHS ENDED

                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,

                    2006      2005      2006      2005

                  ------------  ------------  ------------  ------------


 United Kingdom ...........     $ 9,517    $ 9,608    $14,168    $15,388

 Europe ...................      5,477     4,675     1,161     1,127

 Australasia ..............      4,527     3,733      418      457

 North America ............      1,878     1,789       -       -

 China and Rest of World ..      3,414     3,476      305       64

                   -------    -------    -------    -------

   Total .................     $24,813    $23,281    $16,052    $17,036

                   =======    =======    =======    =======

Atributable to:

   Continuing operations .     $24,813    $22,926    $16,052    $17,036

   Discontinued operations     $   -    $  355    $   -    $   -

                   -------    -------    -------    -------

                   $24,813    $23,281    $16,052    $17,036

                   =======    =======    =======    =======


                     DEPRECIATION       CAPITAL EXPENDITURE (c)

                  ---------------------------  ---------------------------

                    THREE MONTHS ENDED      THREE MONTHS ENDED

                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,

                    2006      2005      2006      2005

                  ------------  ------------  ------------  ------------


 United Kingdom ...........     $  432    $  499    $  321    $  490

 Europe ...................        39       37       24       27

 Australasia ..............        55       58       31       -

 China and Rest of World ..        10       -       -       63

                   -------    -------    -------    -------

   Total .................     $  536    $  594    $  376    $  580

                   =======    =======    =======    =======

Atributable to:

   Continuing operations .     $  536    $  594    $  376    $  580

                   =======    =======    =======    =======


                   OPERATING (LOSS) INCOME      NET INTEREST

                  ---------------------------  ---------------------------

                    THREE MONTHS ENDED      THREE MONTHS ENDED

                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,

                    2006      2005      2006      2005

                  ------------  ------------  ------------  ------------


 United Kingdom ...........     $(1,338)    $(1,935)    $  13    $  (23)

 Europe ...................       (86)      (39)      (42)      (38)

 Australasia ..............       168       (4)      20       12

 North America ............       (93)     (113)      16       20

 China and Rest of World ..       (75)      (12)       -       -

                   -------    -------    -------    -------

   Total .................     $(1,424)    $(2,103)    $   7    $  (29)

                   =======    =======    =======    =======

Atributable to:

   Continuing operations .     $(1,424)    $(2,089)    $   7    $  (29)

   Discontinued operations     $   -    $  (14)    $   -    $   -

                   -------    -------    -------    -------

                   $(1,424)    $(2,103)    $   7    $  (29)

                   =======    =======    =======    =======



(a) Sales are attributed to geographic areas based on the location of the customers.

(b) Represents property, plant and equipment, net.

(c) Capital expenditure for the three months to December 31, 2006 includes $289

(2005- $320) in respect of assets acquired under finance leases.

                    18

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 13 - LEGAL PROCEEDINGS

     On April 15, 2004, the US Securities and Exchange Commission filed suit in the U.S. District Court for the Southern District of Florida against the

Company and Mr. Dennis Crowley, its then current Chief Executive

Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the

Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

     As a further measure, the Court appointed a Corporate Monitor to oversee the Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock. Although Soneet Kapila has continued

to serve as Corporate Monitor for the Company, on January 10, 2007, he applied to the Court to terminate the role of Corporate Monitor having determined that his function was no longer necessary. As discussed below, on January 22, 2007 the Court entered the order to relieve the Corporate Monitor of his duties.

     Following Mr. Crowley's suspension the Board appointed Mr. J.R.

Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman. Mr. William Fletcher, a fellow member of the Company's Board of Directors, who, until October 27, 2004, was the Company's Chief Financial

Officer, and who is a director of Spear & Jackson plc, based in Sheffield, is serving as acting Chief Executive Officer. Following extensive settlement negotiations with the SEC and Mr. Crowley, the Company reached a resolution with both parties. On September 28, 2004, Mr. Crowley signed a Consent to Final

Judgment of Permanent Judgment with the SEC, without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of

$3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000. In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants

International Media Solutions, Inc., Yolanda Velazquez and Kermit Silva who are

not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of 2002.

     On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

     Additionally, the Company entered into a Stock Purchase Agreement with

PNC Tool Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the

Stock Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC,

which represented approximately 51.1% of the outstanding common shares of the

Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase

Agreement. The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the

U.S. District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc.,

International Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case

No: 04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the

Sarbanes-Oxley Act of 2002.

                    19

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 13 - LEGAL PROCEEDINGS - CONTINUED

     With the return of the Spear & Jackson shares to the Company by PNC,

the stockholders of the Company have had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which is a beneficial owner of 3,543,281 shares of common stock, had its interest in the

Company increased to approximately 61.8% of the outstanding common stock.

     Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by

Company stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and current acting Chief Executive

Officer. These suits alleged essentially the same claims as the SEC suit discussed above.

     These various class action suits were subsequently consolidated.

Thereafter, the defendants filed certain Motions to Dismiss with regard to the

Complaint and on October 19, 2005, the U.S. District Court for the Southern

District of Florida in Re Spear & Jackson Securities Litigation entered its

Order regarding these Motions. The Order denied the Company's motion as well as that of Mr. Crowley, the former Chief Executive Officer of Spear & Jackson. The

Court granted the Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief Executive Officer, and also granted the Motion to Dismiss on behalf of the Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending.

No appeal was filed with respect to the decision to dismiss the case against Mr.

Fletcher.

     On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff

reached a Memorandum of Understanding ("MOU") which confirmed that the plaintiffs, the Company and Dennis Crowley had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited $650,000 into a Qualified Settlement

Fund, for disbursement to the Settlement Class pending approval of the Court.

Subsequent to this Sherb & Co. also agreed to the terms of the Settlement agreeing to contribute an additional $125,000.

     On November 9, 2006, the Stipulation of Settlement was filed with the

Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement , certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The Settlement Hearing

has been set for May 11, 2007 at 11:30 a.m. at the West Palm Beach, Florida

Federal District Courthouse to determine whether the terms of the Settlement are fair, just reasonable and adequate to the Settlement Class, and should be approved by the Court; whether a final judgment should be entered dismissing the litigation; whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to plaintiffs' lead counsel. The Order also appointed a claims administrator and provided for notice to those who sought exclusion from the Settlement Class.

     If the Settlement outlined in the MOU is not approved by the Court or,

if subsequently terminated, the terms of the above Settlement will be without prejudice. Any settlement amounts already paid will be returned and parties will revert to their litigation positions immediately prior to the MOU.

     Should the class action settlement be approved, to facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's Administrator applied to the

Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's

Administrator to disburse the collective funds.

                    20

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 13 - LEGAL PROCEEDINGS - CONTINUED

     On September 6, 2005, the Company was served with a Shareholder

Derivative Complaint, Hapka v. Crowley, et al. Case No: CA005068, filed on June

1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit names the

Company as nominal defendant. Also named as defendants were former directors,

Robert Dinerman, William Fletcher and John Harrington, in addition to Dennis

Crowley and the Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in April 2004 in the U. S. District Court for the Southern District of

Florida, and the series of class actions claims initiated in the U.S. District

Court, but additionally alleges state law claims of breaches of fiduciary duty,

abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

     Due to ongoing settlement discussions with the plaintiff's attorney,

the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of

$70,000 in legal fees. The settlement was filed with the Court in early November

2006, and if approved by the Court, will result in a dismissal of the suit and release the Company and the former director defendants, Messrs Robert Dinerman,

William Fletcher and John Harrington. A Preliminary Approval hearing is scheduled on February 4, 2007. Dennis Crowley and Sherb & Co. continue as defendants in this suit.

     On February 2, 2007, the Circuit Court entered a Preliminary Approval

Order preliminarily approving the partial settlement pursuant to the Stipulation of Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman.. The Court has set May

29, 2007 at 8a.m. at the West Palm Beach County Courthouse, for the Settlement

Hearing to determine (i) whether the terms of the Partial Settlement are fair,

just reasonable and adequate to the derivative stockholders and to the Company,

and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear & Jackson,

as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

     There can be no assurance that the respective courts will approve either settlement.

     Additionally, the Company is, from time to time, subject to legal proceedings and claims arising from the conduct of its business operations,

including litigation related to personal injury claims, customer contract matters, employment claims and environmental matters. While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities including lawsuits, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts accrued or covered by insurance, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

                    21

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - SUBSEQUENT EVENTS

     On January 22, 2007, the US District Court for the Southern District of

Florida in SEC V Dennis Crowley, et al., case No.

04-80354-civ-Middlebrooks/Johnson, entered its Order Determining Corporate

Monitor Is No Longer Necessary and Terminating Appointment of Corporate Monitor.

The order was in response to the uncontested application by the Corporate

Monitor, Soneet Kapila, who had concluded that his function as the Corporate

Monitor was no longer necessary and thus sought to relieve the Corporate Monitor of his duties by voluntarily ending his term.

     The Corporate Monitor was first appointed at the request of the SEC by

Order dated April 15, 2004, and has served in that capacity for nearly three years. By Court Order, the Corporate Monitor was charged with the duty to oversee the Company's operations, including the ability to "review and approve all corporate actions by SJI and by all agents of SJI", and to devise and implement any procedures, systems, and controls that he deems appropriate to ensure that all prospective SJI actions are brought to his attention and to document his approval of such actions. On May 1 2004, The Corporate Monitor's powers were expanded to permit the Corporate Monitor to investigate the

Company's historic business and the conduct of management, corporate transactions, and financial records and disclosures.

                    22

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS

     OF OPERATIONS.

GENERAL

The following information should be read in conjunction with the consolidated financial statements and notes hereto and other information set forth in this report.

FORWARD LOOKING STATEMENTS

This report (including the information in this discussion) contains forward-looking statements within the meaning of Section 27A of the Securities

Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,

as amended. These forward-looking statements involve risks and uncertainties,

including statements regarding the Company's capital needs, business strategy and expectations, and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Terminology such as "may", "will", "should",

"believes", "estimates", "plans", "expects", "attempts", "intends",

"anticipates", "could", "potential" or "continue", the negative of such terms,

or other comparable terminology, are intended to identify forward-looking statements.

In evaluating any forward-looking statements, you should consider various risk factors, including those summarized under "Risk Factors", below, and those described in other sections of this report, in the other reports the Company files with the SEC and in the Company's press releases. Such factors may cause the Company's actual results to differ materially from any forward-looking statement. The Company disclaims any obligation to publicly update the statements, or disclose any difference between its actual results and those reflected in the statements. With respect to all such forward-looking statements, the Company seeks the protection afforded by the Private Securities

Litigation Reform Act of 1995.

RISK FACTORS

Historically, Spear & Jackson, Inc. ("Spear & Jackson", "the Company", "we") has

achieved growth by the development of new products, strategic acquisitions and expansion of the Company's sales organization. There can be no assurance that the Company will be able to continue to develop new products, effect corporate acquisitions or expand sales to sustain rates of revenue growth and profitability in future periods. Any future success that the Company may achieve will depend upon many factors including factors which may be beyond the control of the Company or which cannot be predicted at this time.

Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, actual results may differ materially from our expectations. Uncertainties and factors which could cause actual results or events to differ materially from those set forth or implied include, without limitation:

THE COMPANY IS SUBJECT TO A NUMBER OF SIGNIFICANT RISKS THAT MIGHT CAUSE THE

COMPANY'S ACTUAL SALES TO VARY MATERIALLY FROM ITS FORECASTS, TARGETS, OR

PROJECTIONS, INCLUDING:

   - achieving planned revenue and profit growth in each of the Company's business units;

   - changes in customer requirements and in the volume of sales to principal customers; renewal of material contracts in the Company's business units consistent with past experience;

   - the timing of orders and shipments;

   - emergence of new competitors or consolidation of existing competitors;

   - continued absence of consolidation among key customers;

   - Industry demand fluctuations.

                    23

Our expectations for both short- and long-term future net revenues are based on our own estimates of future demand. Orders from our principal customers are ultimately based on demand from end-users and such prospective end-user demand can be difficult to measure. Low end-user demand would negatively affect orders we receive from distributors and other principal customers and this would mean that our revenues in any fiscal period could be adversely impacted. If our estimates of sales are not accurate and we experience unforeseen variability in our revenues and operating results, we may be unable to adjust our expense levels accordingly and our profit margins will be adversely affected.

A number of our products are sold through distributors and large retailers. No assurances can be given that any or all such distributors or retailers will continue their relationship with us. Distributors and other significant retail customers cannot easily be replaced and the loss of revenues and our inability to reduce expenses to compensate for the loss of revenues could adversely affect our net revenues and profit margins.

With the growing trend toward retail trade consolidation, especially in the developed US, European and Australasian markets, certain of our product groups are sold to key retailers whose bargaining strength is growing. Accordingly, we face greater pressure from such significant retail trade customers to provide more favorable trade terms with, accordingly, the risk of margin dilution. We can also be negatively affected by changes in the policies of our material retail trade customers, particularly with regard to the reduction of trade inventory levels, access to shelf space, and other conditions.

The market for certain of the Company's products is subject to economic conditions affecting the industrial manufacturing sector, including the level of capital spending by industrial companies and the general movement of manufacturing to low cost foreign countries where the Company may not have a competitive market presence. Accordingly, economic weakness in the industrial manufacturing sector may result in decreased demand for certain of the Company's products, which will impact negatively on the Company's trading performance.

Economic weakness in the consumer market will also have a detrimental effect on the Company's profitability. In the event that demand for any of the Company's products declines significantly, the Company could be required to recognize certain costs as well as asset impairment charges on long-lived assets related to those products.

RISKS ASSOCIATED WITH THE SUCCESSFUL AND TIMELY INTEGRATION OF ANY SIGNIFICANT

BUSINESSES ACQUIRED BY THE COMPANY AND REALIZATION OF ANTICIPATED SYNERGIES:

The Company has made, and in the future may make, acquisitions of, or significant investments in, businesses with complementary or aligned products and services or in new start up businesses. Acquisitions involve numerous risks,

including but not limited to: (1) diversion of management's attention from other operational matters; (2) inability to complete acquisitions along anticipated timescales, or at all; (3) lack of success in realizing anticipated synergies from acquisitions and investments (4) weaknesses in acquired company's internal controls; (5) worse-than-expected performance of the acquired company or its product offerings; (6) unknown, underestimated and/or undisclosed commitments or liabilities; (7) failure to integrate and retain key employees; and (8)

unsuccessful integration of operations. The Company's inability to effectively manage these risks could materially and adversely affect the Company's business,

financial condition and results of operations.

RISKS ASSOCIATED WITH MAJORITY STOCKHOLDER

As detailed in the footnotes to the consolidated financial statements, on July

28, 2006, the Company's majority stockholder, Jacuzzi Brands, Inc. ("Jacuzzi"),

completed the sale of its 61.8% stockholding in Spear & Jackson, Inc. to United

Pacific Industries Limited, a Bermuda corporation, and its wholly-owned subsidiary Pantene Global Holdings Limited (collectively, "UPI"). This change in ownership and control of the Company may have a significant impact on its future strategy, the way that it conducts its operations and the size and composition of its earnings and net assets, since UPI can influence substantially all matters requiring stockholder approval by simple majority in excess of 50%,

including the election of directors, the approval of significant corporate transactions, such as acquisitions, the ability to block an unsolicited tender offer predicated on minimum acquisition of at least 50% of the equity and any other matter requiring a simple majority vote of shareholders.

                    24

Additionally, assuming it exercises its majority ownership rights, UPI is in position to complete a merger or other transaction involving the Company,

subject to compliance with applicable regulatory requirements, which could result in minority stockholders being required to sell or otherwise dispose of their shares. UPI paid Jacuzzi $1.40 per share for its shares of common stock of the Company. UPI has agreed that for a one-year period following the closing of its acquisition of the majority interest in the Company, should UPI or any of its affiliates acquire any additional shares of the Company, the purchase price per share will not be less than $1.40. However, UPI is under no obligation to acquire any additional shares of the Company.

RISKS CONCERNING THE CONTINUING AVAILABILITY OF APPROPRIATE RAW MATERIALS AND

FACTORED PRODUCTS:

The Company's business units source raw materials, component parts and factored goods from a wide range of domestic and foreign suppliers. If the business units experience difficulties in obtaining sufficient supplies of such items as a result of component prices becoming unreasonable, interruptions in supply due to natural disaster, economic or political difficulties, changes in regulatory requirements and tariffs, quarantines or other restrictions, the Company would experience resultant delays in the shipping of its products to customers which would have a negative impact on our revenues.

RISKS CONCERNING THE MAINTAINING AND IMPROVEMENT OF CURRENT PRODUCT MIX:

If we fail to appropriately manage our cost structure to allocate resources to areas that will provide the best long-term benefits to our customers and shareholders, our reporting results will be adversely affected. For instance, we may experience unfavorable shifts in product mix or reductions in demand for a product or products that could dilute margins or limit our ability to spread manufacturing costs over normal levels of sales volume.

RISKS RELATING TO INCREASING PRICE, PRODUCTS AND SERVICES COMPETITION:

The markets for our products are characterized by intense competition and pricing pressures. We compete with businesses having substantially greater financial, research and development, manufacturing, marketing, and other resources. If we are not able to continually design, manufacture, and successfully introduce new or enhanced products or services that are comparable or superior to those provided by our competitors and at comparable or better prices, we could experience pricing pressures and reduced sales, profit margins,

profits, and market share, each of which could have a materially adverse effect on the Company's sales and margins.

RISKS IN CONNECTION WITH CHANGES IN COMPANY INVENTORY LEVELS:

Our inventory is subject to risks of changes in market demand for particular products. Our inability to obtain critical parts and supplies or any resulting excess and/or obsolete inventory could have an adverse impact on our results of operations.

RISKS CONCERNING THE TIMELY IMPLEMENTATION OF THE COMPANY'S RESTRUCTURING

PROGRAMS AND FINANCIAL PLANS:

The Company continues to evaluate plans to consolidate and reorganize some of its manufacturing and distribution operations. There can be no assurance that the Company will be successful in these efforts or that any consolidation or reorganization will result in revenue increases or cost savings to the Company.

The implementation of these reorganization measures may disrupt the Company's manufacturing and distribution activities, could adversely affect operations,

and could result in asset impairment charges and other costs that will be recognized if and as these reorganization or restructuring plans are implemented or the related obligations are incurred.

RISKS INHERENT IN OUR DEPENDENCE ON INTERNATIONAL SALES AND FOREIGN OPERATIONS:

Our principal business locations are situated in the UK, France, the

Netherlands, Australasia and China and we generate sales from many areas of the world involving transactions denominated in a variety of currencies. The Company is subject to currency exchange rate risk to the extent that its costs are denominated in currencies other than those in which its revenues are derived. In addition, since our financial statements are denominated in U.S. dollars,

changes in currency exchange rates between the U.S. dollar and other currencies have had, and will continue to have, an impact on our earnings and net assets.

Accordingly, we cannot be certain that currency exchange rate fluctuations will not adversely affect our future results of operations and financial condition.

                    25

As explained above, a significant proportion of sales are made by our businesses, particularly those in the UK, into foreign export markets. We anticipate that the portion of our total revenue from international sales will continue to increase as we further enhance our focus on developing new products,

establishing new business partners and strengthening our presence in key growth areas. These overseas interests will therefore be subject to various financial and operating risks that arise from conducting business internationally,

including:

   - unexpected changes in, or the imposition of, additional legislative or regulatory requirements in the various geographical regions where the

     Company operates;

   - fluctuating exchange rates;

   - tariffs and other barriers;

   - difficulties in staffing and managing foreign sales operations;

   - import and export restrictions;

   - greater difficulties in accounts receivable collection and longer payment cycles;

   - potentially adverse tax consequences;

   - potential hostilities and changes in diplomatic and trade relationships.

RISKS CONCERNING THE CONTINUING DEVELOPMENT AND MAINTENANCE OF APPROPRIATE

BUSINESS CONTINUITY PLANS FOR THE COMPANY'S PROCESSING SYSTEMS:

Our results could be adversely affected if we are unable to implement improvements in our reporting systems without significant interruptions in our accounting, order entry, billing, manufacturing and other customer support IT functions.

Additionally, should employee time and advisory costs to be incurred in respect of compliance with Section 404 of the Sarbanes-Oxley Act 2002 be higher than management's expectations, this may also have a negative impact on Company earnings.

RISKS IN CONNECTION WITH ATTRACTING AND RETAINING QUALIFIED KEY EMPLOYEES:

The success of the Company's efforts to grow its business depends on the contributions and abilities of key executive and operating officers and other personnel. The Company must therefore continue to recruit, retain and motivate management and operating personnel sufficient to maintain its current business and support its projected growth. A shortage of these key employees might jeopardize the Company's ability to meet its growth targets.

RISKS RELATING TO MATERIAL BREACHES OF SECURITY OF ANY OF THE COMPANY'S SYSTEMS:

The Company's management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of financial reporting for external purposes in accordance with accounting principles generally accepted in the United States of America.

Internal control over financial reporting includes: maintaining records that in reasonable detail accurately and fairly reflect the Company's transactions;

providing reasonable assurance that transactions are recorded as necessary for preparation of the financial statements; providing reasonable assurance that receipts and expenditures of the Company's assets are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition, use or disposition of the Company assets that could have a material effect on the financial statements would be prevented or detected on a timely basis. Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of the Company's financial statements would be prevented or detected. Any failure to maintain an effective system of internal control over financial reporting could limit the Company's ability to report its financial results accurately and timely or to detect and prevent fraud.

                    26

RISKS CONCERNING SIGNIFICANT INCREASES IN THE COST OF PROVIDING PENSION BENEFITS

TO EMPLOYEES AND RETIREES:

The Company has a defined benefit pension plan ("The Pension Plan", "The Plan")

covering certain of its UK employees, former employees and retirees. The Pension

Plan assets are invested primarily in equity securities and fixed-income government and corporate securities. At present, the Pension Plan has pension liabilities that exceed its assets. Under applicable law, we are required to make cash contributions to an under funded pension plan to the extent necessary to comply with minimum funding requirements imposed by regulatory demands. The amount of such cash contributions is based on an actuarial valuation of the

Plan.

A number of statistical and other factors which attempt to anticipate future events are used by the actuaries in calculating the expense and liability related to the Plan. These factors include assumptions about the discount rate,

expected return on plan assets and rate of future compensation increases as determined by us, within certain guidelines, and in conjunction with our actuarial consultants and auditors. Our actuarial consultants also use subjective factors such as withdrawal and mortality rates to estimate the expense and liability related to the Plans. The actuarial assumptions used by us may differ significantly, either favorably or unfavorably, from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of participants.

The funding status of the Plan can therefore alter as a result of changes in the actuarial assumptions used, changes in market conditions and a number of other factors. We cannot provide assurance that the value of the Pension Plan assets,

or the investment returns on those Plan assets, will continue to be sufficient in the future. It is therefore possible that we may be required to make significant additional cash contributions to the Plan which would reduce the cash available for other business requirements, or that we will have to recognize a significant pension liability adjustment which would decrease the net assets of the Company.

RISKS RELATED TO RAW MATERIAL AND ENERGY COSTS:

The prices of many of the Company's raw materials vary with market conditions.

In addition, the price of many of the Company's finished goods that are sourced from overseas' suppliers are impacted by changes in currency rates, freight costs and raw materials at the point of production.

We purchase the majority of our raw materials for our products on the open market and we also rely on third parties for the sourcing of certain finished goods and component parts and assemblies. Accordingly, our cost of products may be affected by changes in the market price of raw materials, sourced components or finished goods.

Gas, electricity and other utility prices have become increasingly volatile in the UK, where we have a significant manufacturing presence. This situation has been exacerbated by price increases for certain of our raw materials,

particularly steel, cobalt and plastics. We do not generally engage in commodity hedging transactions for raw materials.

Significant increases in the prices of raw materials, sourced components,

finished goods or other commodities could require us to increase the prices of our products, which may reduce consumer demand for our products or make us more susceptible to competition. The Company's ability to pass these increases on to its customers varies depending on the product line and the rate and magnitude of any increase. There may be periods of time during which increases in these costs cannot be recovered and our profitability will be adversely affected.

RISKS ASSOCIATED WITH FOREIGN SUPPLIERS:

We purchase a growing portion of our products from foreign suppliers based in

India and the Far East. In line with the those risks, outlined above, associated with our foreign operations and international selling, our use of foreign suppliers also causes increased risk to our business due to:

                    27

   - increases in transportation costs;

   - new or increased import duties;

   - transportation delays;

   - foreign work stoppages;

   - potential war, terrorism and political unrest;

   - exchange rate fluctuations that could increase the cost of foreign manufactured goods.

RISKS CONCERNING THE CONTINUED AVAILABILITY OF FINANCING, AND FINANCIAL

RESOURCES ON THE TERMS REQUIRED TO SUPPORT THE COMPANY'S FUTURE BUSINESS

STRATEGIES:

We believe that our existing balances of cash, cash equivalents, our cash flow from operations, and the existing credit facilities negotiated for the Company's

UK and other operations will be sufficient to meet our cash needs for working capital and capital expenditures for at least the next 12 months. We may,

however, require additional financing to fund our operations in the future.

Although we expect existing debt financing arrangements and cash flows generated from operating activities to be sufficient to fund operations at the current and projected levels in the future, there is no assurance that our operating plan will be achieved. We may need to take actions to reduce costs and to seek alternative financing arrangements.

RISKS RELATING TO THE OUTCOME OF PENDING AND FUTURE LITIGATION AND GOVERNMENTAL

OR REGULATORY PROCEEDINGS:

As discussed in the footnotes to the condensed consolidated financial statements, we are, and have been, involved in various pending litigation matters arising out of main and Derivative Class Action claims and also from the ordinary routine conduct of our business, including, from time to time,

litigation relating to such items as commercial transactions, contracts, and environmental matters. The final outcome of such matters cannot always be determined with certainty and such actions may therefore have a material adverse effect on the Company's financial position and its results of operations or cash flows.

RISKS ASSOCIATED WITH OUR ACCOUNTING POLICIES AND ESTIMATES THAT MAY HAVE A

MATERIAL EFFECT ON THE COMPANY'S FINANCIAL RESULTS:

Significant accounting policies and estimates have material effects on our calculations and estimations of amounts in our financial statements. Our operating results and balance sheets may be adversely affected either to the extent that actual results prove to be adversely different from previous accounting estimates or to the extent that accounting estimates are revised adversely. We base our critical accounting policies, including our policies regarding revenue recognition, reserves for returns, rebates, and bad debts,

deferred tax asset recognition, pension plan assumptions and inventory valuation, on various estimates and subjective judgments that we may make from time to time. The judgments made can significantly affect net income and our balance sheets. Our judgments, estimates and assumptions are subject to change at any time. In addition, our accounting policies may change at any time as a result of changes in GAAP as it applies to us or changes in other circumstances affecting us. Changes in accounting policy have affected and could further affect, in each case materially and adversely, our results of operations or financial position.

RISK FACTORS THAT MAY NEGATIVELY IMPACT OUR STOCK PRICE:

Our revenues and operating results may vary significantly from quarter to quarter due to a number of factors particular to the Company, its industry and the markets in which it operates. Not all of these factors are in our control.

These factors may include: sales falling below anticipated levels because of the timing of orders or weakening demand; adverse sales mixes; regional economic and governmental conditions; raw material price volatility; profit volatility arising from the seasonality of the garden product trade and benefits from restructuring initiatives falling below forecast. Such factors may therefore cause our operating results for future periods to be below the expectations of management and the Company's advisers and this may cause a decline in the price of our common stock.

                    28

There has been no material change in our risk factors from those described on pages 12 to 16 in our Form 10-K for the fiscal year ended September 30, 2006.

CORPORATE ORGANISATION

Spear & Jackson, Inc. ("Spear & Jackson", the "Company" or "we") currently conducts its business operations through its wholly owned subsidiaries, Spear &

Jackson plc and Bowers Group plc, and, until September 30, 2003, Mega Tools Ltd and Mega Tools USA, Inc. A brief summary of our corporate organizational history is as follows:

Incorporation of Megapro Tools, Inc.

The Company was incorporated under the name Megapro Tools, Inc., on December 17,

1998 under the laws of the State of Nevada. The Company was inactive until the acquisition of Mega Tools Ltd and Mega Tools USA, Inc., by means of a reverse acquisition, on September 30, 1999.

Incorporation of Mega Tools Ltd and Mega Tools USA, Inc.

Mega Tools Ltd was incorporated in British Columbia, Canada, on January 7, 1994.

Mega Tools USA Inc. was incorporated under the laws of the State of Washington on April 18, 1994. Prior to the acquisition by Megapro Tools, Inc., Mega Tools

USA Inc. was operated as a subsidiary of Mega Tools Ltd.

The acquisition of Mega Tools Ltd and Mega Tools USA, Inc. by Megapro Tools,

Inc.

On September 30, 1999 Mega Tools Ltd was acquired from Mrs. Maria Morgan,

Envision Worldwide Products Ltd, Mr. Robert Jeffrey, Mr. Lex Hoos and Mr. Eric

Paakspuu in exchange for the issue of 6,200,000 restricted shares in the common stock of Megapro Tools, Inc. These shares were valued at $275 for accounting purposes, representing the total paid-in-capital of the Mega Tools Ltd shares acquired. Mega Tools USA, Inc. was acquired from Mega Tools Ltd in exchange for the payment of $340,000 which was satisfied by the issuance of a promissory note to Mega Tools Ltd. The acquisition of Mega Tools USA, Inc. was completed immediately prior to the acquisition of Mega Tools Ltd. Megapro Tools, Inc. had no business assets prior to the acquisition of the two companies.

Prior to the acquisition of Mega Tools Ltd and Mega Tools USA, Inc., each of

Mrs. Maria Morgan, Mr. Robert Jeffery, Mr. Lex Hoos and Mr. Eric Paakspuu were shareholders of Mega Tools Ltd. Neither Mrs. Maria Morgan, Mr. Robert Jeffery,

Mr. Lex Hoos nor Mr. Eric Paakspuu was a director or officer of Mega Tools Ltd or Mega Tools USA and neither individual had any management role with Mega Tools

Ltd or Mega Tools USA, either before or after the acquisition. Envision

Worldwide Products Ltd owned 24.8% of the shares of Mega Tools Ltd prior to the acquisition of this interest by Megapro Tools, Inc.

The former stockholders of Mega Tools Ltd acquired a proportionate interest in

Megapro Tools, Inc. upon completion of the acquisition of Mega Tools Ltd and

Mega Tools USA. Mr. Neil Morgan, husband of Mrs. Maria Morgan, was sole promoter upon inception. Other than the issue of stock to Mrs. Maria Morgan upon the acquisition of Mega Tools Ltd, Mr. Morgan did not enter into any agreement with the Company in which he was to receive from or to provide to the company anything of value. Mr. Neil Morgan was the legal and beneficial owner of the interest in Mega Tools Ltd held by Mrs. Maria Morgan. Mrs. Morgan acquired the interest previously held by Mr. Morgan on April 16, 1999. Prior to the acquisition of Mega Tools Ltd and Mega Tools USA, Mr. Neil Morgan was the

president and chief executive officer of Megapro Tools, Inc. and each of Mega

Tools Ltd and Mega Tools USA. Mr. Morgan continued as president and CEO of

Megapro Tools, Inc. upon completion of this acquisition.

Acquisition of Spear & Jackson plc and Bowers Group plc by Megapro Tools, Inc.

On August 23, 2002, USI Mayfair Limited, a corporation organized under the laws of England and a wholly owned subsidiary of USI Global Corp., Megapro Tools,

Inc. ("Megapro") and S and J Acquisitions Corp. (a company incorporated on

August 22, 2002 under the laws of the State of Florida and a wholly owned subsidiary of Megapro Tools, Inc.) executed a Stock Purchase Agreement to acquire all of the issued and outstanding shares of Spear & Jackson plc and its affiliate, Bowers Group plc, owned by USI Mayfair Limited. The purchase price comprised 3,543,281 shares of common stock of Megapro and promissory notes in the principal amount of (pound)150,000 pounds sterling ($232,860) ("the

Transaction"). The Transaction closed on September 6, 2002.

                    29

Concurrently with the closing of the Transaction, and as a condition precedent thereto, Megapro closed a Private Placement pursuant to which it agreed to issue

6,005,561 shares of the common stock of Megapro to PNC Tool Holdings, LLC, a

Nevada limited liability company ("PNC"), in consideration for $2,000,000 (the

"Private Placement"). Mr. Dennis Crowley ("Crowley"), who became CEO of the company, was the sole owner of PNC.

In connection with the closing of the Transaction, certain principal shareholders of Megapro, including Envision Worldwide Products, Ltd, Neil Morgan and Maria Morgan contributed an aggregate of 4,742,820 shares of their common stock of Megapro to the capital of Megapro, and agreed to a two-year lock-up with respect to their remaining 192,480 shares of common stock of Megapro. The stockholders did not receive any consideration in connection with their contribution of shares. As a result of the closing of the Transaction and the

Private Placement, and upon the effectuation of all post closing matters,

Megapro had 12,011,122 shares of common stock outstanding, 6,005,561 shares of which were beneficially owned by PNC. The shares issued to PNC was subject to the terms of a Stockholder's Agreement and a Registration Rights Agreement.

In the Stockholders' Agreement dated as of September 6, 2002 by and among

Megapro Tools, Inc., USI Mayfair Limited, PNC and Crowley (the "Stockholders")

it was agreed that, other than certain "unrestricted transfers", the parties involved would not transfer any Company securities for the two years beginning on September 6, 2002. On September 6, 2002, under an unrestricted transfer relating to the transfer of stock from a permitted affiliate, USI Mayfair

Limited, transferred all of the Company securities owned by it, along with all of its rights under the Stockholders' Agreement, to USI Global Corp.

Since the date of the Transaction, the Company has not issued any shares of its stock except under a limited number of options and has not engaged in any financing using its stock.

Change of Name to Spear & Jackson, Inc.

On October 1, 2002, the Board of Directors unanimously executed a written consent authorizing and recommending that the stockholders approve a proposal to effect the change of name to Spear & Jackson, Inc. On October 2, 2002, company stockholders holding a majority of the voting power of the Company executed a written consent authorizing and approving the proposal to effect the name change.

The Board believed that the new name, Spear & Jackson, Inc., would reflect the change in business and would promote public recognition and more accurately reflect the Company's intended business focus.

On November 7, 2002, the name of the Company was changed from Megapro Tools,

Inc. to Spear & Jackson, Inc. through the filing of a Certificate of Amendment to the Company's Articles of Incorporation with the Secretary of State of the

State of Nevada.

Recent Regulatory Matters.

On April 15, 2004, the US Securities and Exchange Commission filed suit in the

U.S. District Court for the Southern District of Florida against the Company and

Mr. Dennis Crowley, its then current Chief Executive Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the

Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

As a further measure, the Court appointed a Corporate Monitor to oversee the

Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock.

                    30

Following Mr. Crowley's suspension the Board appointed Mr. J.R. Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman.

Mr. William Fletcher, a fellow member of the Company's Board of Directors, who,

until October 27, 2004, was the Company's Chief Financial Officer, and who is a

director of Spear & Jackson plc, based in Sheffield, was elected to serve as acting Chief Executive Officer.

Following extensive settlement negotiations with the SEC and Mr. Crowley, the

Company reached a resolution with both parties. On September 28, 2004, Mr.

Crowley signed a Consent to Final Judgment of Permanent Judgment with the SEC,

without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of $3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000.

In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants International Media Solutions, Inc., Yolanda Velazquez and

Kermit Silva who are not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of

2002.

On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

Additionally, the Company entered into a Stock Purchase Agreement with PNC Tool

Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the Stock

Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC, which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the Sarbanes-Oxley Act of

2002.

With the return of the Spear & Jackson shares to the Company by PNC, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which at this time was a beneficial owner of 3,543,281 shares of common stock, had its interest in the

Company increased to approximately 61.8% of the outstanding common stock.

On April 11, 2005, Jacuzzi agreed to the termination of a previous letter agreement dated September 6, 2002, which supplemented the Stockholders'

Agreement of the same date. The letter agreement required Jacuzzi to vote a substantial portion of its voting stock in the Company in proportion to the vote of other stockholders of the Company. At the time the letter was executed,

Jacuzzi was a principal, but a minority shareholder of the Company. As explained above, with the return to the capital of the Company of the majority shareholder interest previously held by PNC, Jacuzzi then held a majority capital stock interest in the Company, and the continuation of the letter agreement was no longer considered necessary for the fulfillment of its original intent. Jacuzzi also provided a general release to the Company and its affiliates excepting

Dennis Crowley and his spouse.

                    31

Disposal of Majority Interest by Jacuzzi to United Pacific Industries Limited

On April 21, 2005, Jacuzzi adopted a plan of disposition of its interest in the

Company's common stock. On March 23, 2006, Jacuzzi and its subsidiary undertaking, USI American Holdings, Inc. ("USI" and, together with Jacuzzi, "the

Seller") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"

with United Pacific Industries Limited ("UPI"), a Bermuda Corporation, whose shares are traded on the Hong Kong Exchange, to sell its entire holding of

3,543,281 shares of the common stock ("the Shares") of Spear & Jackson, Inc. to

UPI for $1.40 per share for an aggregate purchase price of $4,960,593.

The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction. UPI agreed that neither it nor any of its affiliates would purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

A copy of the Stock Purchase Agreement is on file with the SEC in connection with the filing by Jacuzzi of a Schedule 13D/A on March 27, 2006.

The Seller and UPI entered into Amendment No. 1 dated as of May 4, 2006

("Amendment No. 1 to the Stock Purchase Agreement") to extend the date by which the Seller and UPI were required to lodge the clearance application with the UK

Pensions Regulator. The Seller and UPI subsequently received a comfort letter dated July 5, 2006 issued by the UK Pensions Regulator (the "Comfort Letter").

The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated as of

July 10, 2006 ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which states the UK Pensions Regulator is of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the

Seller of all of its shares of Spear & Jackson, Inc. to UPI is not detrimental to the UK pension plan and the UK Pensions Regulator believes that a clearance is not necessary for the transaction.

In addition, pursuant to Amendment No. 2 to the Stock Purchase Agreement, UPI

agreed, subject to the Closing having occurred, to indemnify the Seller and JBI

Holdings Limited (the "Jacuzzi Indemnified Parties") should the UK Pensions

Regulator, regardless of the Comfort Letter, require any of the Jacuzzi

Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries.

In addition, UPI has also agreed that for a period of 12-months from the Closing

Date, UPI will not, and will use its best efforts to ensure that neither SJI nor any of its subsidiaries will, take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the Jacuzzi Indemnified Parties in relation to any UK pension plan in which SJI or any subsidiary of SJI is an employer.

Further, UPI agreed that for a period of 12-months from the Closing Date, that it will not (and will use its best efforts to ensure that neither SJI nor any subsidiary of SJI will) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a 'Type A' event unless UPI procures that clearance is issued by the UK Pensions Regulator in relation to such event in terms which confirm that no Jacuzzi Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

                    32

Closing occurred on July 28, 2006.

On June 22, 2006, Jacuzzi and UPI filed a preliminary Form 14C with the SEC announcing notice of change in control and of a majority of directors pursuant to section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1

thereunder. The 14C indicated that three new directors would be designated by and elected to the Board of directors by UPI, to serve until the Company's next annual meeting. The 14C became effective on August 7, 2006, and the three new directors replaced the incumbent directors on about August 27, 2006. In the interim, the Board by resolution, appointed the three new directors--Lewis Hon

Ching Ho, Andy Yan Wai Poon and Maria Yuen Man Lam--to the Board effective on

August 9, 2006.

As previously reported by the Company, on July 28, 2006, Jacuzzi Brands, Inc.

together with USI American Holdings, Inc., completed the sale of their shares of common stock of Spear & Jackson (representing a majority interest) to United

Pacific Industries Limited, which shares are held by United Pacific Industries

Limited's wholly-owned subsidiary Pantene Global Holdings Limited (collectively,

"UPI"). On August 7, 2006, the Company filed with the Securities and Exchange

Commission, and mailed to the Company's stockholders, an Information Statement pursuant to Sections 14(c) and 14(f) of the Securities Exchange Act of 1934, as

amended, disclosing the intention of UPI to execute a written consent, as majority stockholder, electing to the Board of Directors the following UPI nominees: Lewis Hon Ching Ho; Andy Yan Wai Poon; and Maria Yuen Man Lam. On

August 9, 2006, the Board of Directors expanded the Board of Directors from three members to six members and elected as additional directors Messrs. Ho and

Poon and Ms. Lam. Information concerning the backgrounds of the new Directors is included in the Information Statement under the heading "Information Regarding the Executive Officers and New Directors".

The Board of Directors elected the new Directors as a means to facilitate the transition from the prior Board of Directors to the new Board of Directors.

Messrs. Harrington, Fletcher and Dinerman retired as Directors on or about

August 27, 2006. No new officers have been elected as yet by the Company although the Board appointed various officers to fill vacancies in the interim.

On November 8, 2006, the Company filed Form 8K to announce Maria Yuen Man Lam's resignation as a director of the Company with effect from 4 January 2007

Although Soneet Kapila continued to serve as Corporate Monitor for the Company,

on January 10, 2007, he applied to the Court to terminate his role as Corporate

Monitor having determined that his function was no longer necessary. On January

22, 2007, the US District Court for the Southern District of Florida entered into its Order and the Corporate Monitor was relieved of his duties.

Further Changes to Corporate Organization

During the year ended September 30, 2005 the Company set up a new sales and distribution facility, CV Instruments BV, in Maastricht, Holland. This new

facility specializes in the distribution of portable hardness testing equipment manufactured in China and the sale of general engineers hand tools.

Additionally, an allied manufacturing, quality control and distribution centre,

Bowers Eclipse Equipment Shanghai Co. Limited, was established in Shanghai,

China and it is expected to become fully operational as a distribution and manufacturing operation during the second quarter of fiscal 2007.

Exit from Screwdriver and Thread Gauge Measuring Operations

With effect from September 30, 2003 the Company exited its screwdriver operations following the disposition of the trade and assets of Mega Tools Ltd and Mega Tools USA, Inc.

                    33

The disposition of the trade and assets of the screwdriver division was undertaken by Neil Morgan who was then heading up the division. The Company believed that no specific authorization was afforded to Mr. Morgan to undertake that disposition. The disposition proceeds were in the form of $284,000 of loan notes and other receivables and the discharge of a loan of $100,000 owed by the

Company to the managing director of the screwdriver division. Full provision was made in the Company's Financial Statements against the recoverability of these disposition proceeds. It was subsequently agreed with Megapro that it would pay

Canadian $ 53,900 (approximately $41,000) in settlement of those debts and these were paid in monthly installments of Canadian $5,000 (approximately $3,800).

During the fourth quarter of fiscal 2005, the Company began marketing for sale certain assets associated with its UK thread gauge measuring business. On

February 28, 2006, the Company concluded the sale of these assets for a nominal consideration. The assets sold comprised plant and equipment, inventories and goodwill. The acquirer paid (pound)1 sterling and assumed certain liabilities in respect of the leased premises from which the trade operates. The carrying values of the assets relating to this operation were written down to estimated fair value and the net operations, cash flows and assets have been presented as

"Discontinued Operations" in accordance with Statement of Financial Accounting

Standards ("SFAS") 144.

Recent Litigation Developments

Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by Company

stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and former acting Chief Executive

Officer. These suits alleged essentially the same claims as the SEC suit discussed above.

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson.. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Crowley in the class action had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited the sum of $650,000 into a Qualified

Settlement Fund, for disbursement to the Settlement Class pending approval of the Court. Subsequent to this, Sherb & Co. also agreed to the terms of the

Settlement agreeing to contribute an additional $125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The Settlement Hearing

has been set for May 11, 2007 at 11:30 a.m. at the West Palm Beach, Florida

Federal District Courthouse to determine whether the terms of the Settlement are fair, just reasonable and adequate to the Settlement Class, and should be approved by the Court; whether a final judgment should be entered dismissing the litigation; whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to plaintiffs' lead counsel. The Order also appointed a claims administrator and provided for notice to those who sought exclusion from the Settlement Class.

                    34

If the Settlement outlined in the MOU is not approved by the Court or, if subsequently terminated, the terms of the above Settlement will be without prejudice, any settlement amounts already paid will be returned and parties will revert to their litigation positions immediately prior to the MOU.

Should the class action settlement be approved, to facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's Administrator applied to the

Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's

Administrator to disburse the collective funds.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint, Hapka v. Crowley, et al. Case No: CA005068 filed on June 1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit named the Company as a nominal defendant. Also named as defendants were former directors Robert

Dinerman, William Fletcher and John Harrington, in addition to Dennis Crowley and the Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in

April 2004 in the U. S. District Court for the Southern District of Florida, and

the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

Due to ongoing settlement discussions with the plaintiff's attorney, the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of up to $70,000 in legal fees. The settlement was filed with the Court in early November 2006, and if approved by the Court, will result in a dismissal of the suit and release the

Company and the former director defendants Messrs. Robert Dinerman, William

Fletcher and John Harrington, would be dismissed. Dennis Crowley and Sherb & Co.

continue as defendants in this suit.

On February 2, 2007, the Circuit Court entered a Preliminary Approval Order preliminarily approving the partial settlement pursuant to the Stipulation of

Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman. The Court has set May

29, 2007 at 8a.m. at the West Palm Beach County Courthouse, for the Settlement

Hearing to determine (i) whether the terms of the Partial Settlement are fair,

just reasonable and adequate to the derivative stockholders and to the Company,

and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear & Jackson,

as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

There can be no assurance that the respective courts will approve either settlement.

SUMMARY OF PRINCIPAL OPERATIONS

Spear & Jackson, Inc., through its principal operating entities, as disclosed in note 1 to the financial statements, manufactures, factors and distributes a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australasia, North and

South America, Asia and the Far East. These products are manufactured and distributed under various brand names including:

   * Spear & Jackson - garden tools;

   * Neill - hand tools;

   * Bowers - bore gauges and precision measuring tools;

   * CV - precision measuring instruments;

   * Robert Sorby - wood turning tools;

   * Moore & Wright - precision tools;

   * Eclipse - blades and magnetic equipment;

   * Elliot Lucas - pincers and pliers; and

   * Tyzack - builders' tools

                    35

Until the disposition of the screwdriver division in September 2003, the Company also manufactured and sold a range of patented multi-bit screwdrivers under the

"Megapro" brand name. The Company also manufactured and sold a rage of thread gauge measuring equipment under the "Coventry Gauge" logo until the sale of the principal business assets of that operation in February 2006.

The Company's four principal business units and their product offerings can be summarized as:

1)  NEILL TOOLS, consisting of Spear & Jackson Garden Tools and Neill Tools,

   manufactures, among other products, hand hacksaws, hacksaw blades, hacksaw frames, builder's tools and wood saws, all non-powered. In addition, Neill

   Tools has supplemented its UK manufactured products with factored products and bought in components from Far Eastern and Indian suppliers. Neill

   Tools product offering now includes a full range of hand power tools and,

   from January 1, 2005, Spear & Jackson Garden Tools' range has been supplemented by a portfolio of electric powered garden tools.

2)  ECLIPSE MAGNETICS' key products are permanent magnets (cast alloy),

   magnetic tools, machine tools, magnetic chucks and turnkey magnetic systems. Products range from very simple low-cost items to technically complex high value added systems. In addition, Eclipse Magnetics engages in the trading of other magnetic material, sourced from the Far East, both to end-customers as well as parts to UK manufacturers. Eclipse is also involved in applied magnetics and supplies many areas of manufacturing with products such as separators, conveyors, lifting equipment and material handling solutions.

3)  The Company's metrology division comprises:

   MOORE & WRIGHT which manufactures a wide variety of products. The core product ranges principally include low technology measuring tools and hand held gauges for checking the threads, diameters and tapers of machined components. This division has supplemented its manufactured products with a range of factored items.

   BOWERS METROLOGY, which is a manufacturer of high specification metrology instruments including precision, bore gauges, which measure the diameter of machined components. In addition to the core range of bore gauges, the

   Company also manufactures universal gauges and hardness testing equipment.

   In December 2004, the division secured the European distributorship rights for a range of premier portable hardness testers sourced from China. This distribution operation is operated through a specifically formed Dutch subsidiary company, CV Instruments Europe BV, based in Maastricht,

   Holland. An allied manufacturing, quality control and distribution centre,

   Bowers Eclipse Shanghai Equipment Limited, was established in Shanghai,

   China, during the year ended September 30, 2005.

4)  ROBERT SORBY is a manufacturer of hand held wood working tools and complementary products. The products are handcrafted with strong aesthetic appeal.

In addition, Spear & Jackson, Inc. has subsidiary companies in France (Spear &

Jackson France SA) and Australasia (Spear & Jackson (Australia) Pty Limited and

Spear & Jackson (New Zealand) Limited) which act as distributors for Spear &

Jackson and Bowers manufactured products and complementary products sourced from third party suppliers.

The Company's continuing operations can be analyzed into three business segments, hand and garden tools, magnetic products and metrology tools.

For further detailed financial information by reportable segment, including sales, profit and loss, and total asset information, see note 12 in the "Notes to the Condensed Consolidated Financial Statements" included within this

Quarterly Report on Form 10-Q. Also included within note 12 is a detailed geographical analysis including sales, profit and loss, and total net asset information.

The Company's product offering comprises both own-manufactured items and products sourced from third party suppliers as fully complete factored products or semi finished products.

                    36

The Company's principal manufacturing sites can be summarized as:

     Name/Location           Products Manufactured

     -------------           ---------------------

A. UK:

     Neill Tools            Hand tools

     Atlas Site, Sheffield

     Robert Sorby            Woodturning tools

     Sheffield

     Bowers Metrology          Precision measuring tools

     Bradford

Up to the date of their closure in November and December 2006, the Company also manufactured a range of garden tools at its UK plant in Wednesbury and a range of magnetic products at its premises in Vulcan Road, Sheffield, England.

B. France:

     Spear & Jackson          Assembly of garden tools

     France

We currently sell our products to industrial, commercial and retail markets throughout the world, with a significant concentration in the United Kingdom,

European Union, Australia, New Zealand and the Far East.

These markets chiefly comprise:

The non-powered hand tool industry in which the Company has hand tool,

engineers' hand tool and garden tool business interests. These products are typically sold in industrial catalogs, hardware stores, garden centers and multiple retailers. This industry is highly mature with clearly defined traditional brand names being joined by a broad base of "house brands" typically supplied from third world manufacturers.

The magnetic industry. This can be split into magnet manufacturers and magnetic integrators. The magnet users and integrators utilize the magnetic materials to produce products such as security sensors, electrical windows and magnetic filters and lifters.

The metrology industry, which can be split into two main market segments: (i)

low tolerance tools such as tape measures, rulers and protractors and (ii)

surface roughness measuring equipment and laser measuring instruments, etc.,

used in the exact measurement of technologically precise machined components.

The Company's Bowers Metrology Group presently operates in the latter market segment on a worldwide basis.

The hobbyist and professional wood turning industry. This industry is relatively small and caters to individuals who have reasonable disposable income, often retirees, or who are professional wood turners producing craft products.

Our strategy is to maintain and develop the revenues of our businesses through such methods as:

  o Maintaining and heightening the profile of our existing quality brand names. Such activity will comprise trade, general and TV advertising,

   extensive promotional work at trade shows, the development of corporate web sites, etc.

  o Continuous product improvement and innovation.

  o Increasing market share by offering highly competitive product offerings.

  o The launch of new and innovative product and product ranges.

  o Improving manufacturing efficiencies and continually reviewing other cost saving measures.

The Company offers a comprehensive range of tools and equipment ranging from hacksaw blades to pliers, from secateurs to digging forks and from a simple red magnet to a computer controlled materials handling system.

                    37

The Company's policy is to support its core product offering with a pipeline of new products and range extensions. In the three months to December 2006 new product range launches and other significant product related business developments have included:

  o Within Neill Tools, the new "Predator X", marketed as the best performing hard point woodsaw available, has been accepted in the retail sector and the main launch to the UK DIY journals took place in January 2007.

   Additionally, the UK garden centre direct sales initiative has delivered volumes far in excess of original expectations. The investment in placing over 600 merchandisers throughout the UK will give returns not only in the current fiscal year but will also provides a base for growth next year.

  o The Eclipse Magnetics division has been focusing on filtration products aimed at domestic and industrial boiler systems, consumable hydraulic filters and products for filtering petroleum to be delivered to gas stations.

  o With the establishment of the Bowers Shanghai facility a new range of portable testing instruments has been launched and a catalogue covering all products offered by the Bowers Shanghai division has now been released. A significant expansion of this range is scheduled for the remainder of the fiscal year with two major product launches planned for the annual Control Exhibition to be held in Germany in May 2007. New products from the Bowers UK division include the "Snapmatic", which has now been released to all distributors worldwide.

  o Robert Sorby has promoted its "ProEdge" sharpening system and improved the profile of its retail operation, Turner's Retreat, with the launch of a new catalog and further development of the e-commerce site.

  o Spear & Jackson France continues to diversify its product range. There have been significant inroads in bonsai tools, and wood accessories such as wooden baskets, wooden crates and wheelbarrows.

  o Our Australasian divisions continue to develop and introduce new and extended products under the S&J brand across the garden digging, garden cutting, hand tool and masonry, hammer and air tool ranges.

DISCUSSION OF CRITICAL ACCOUNTING POLICIES

We prepare our consolidated financial statements in accordance with accounting policies generally accepted in the United States. As such, we are required to make certain estimates, judgments and assumptions that we believe are reasonable based upon the information available. These estimates and assumptions affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Actual results could differ significantly from those estimates under different assumptions and conditions.

Management's Discussion and Analysis or Plan of Operation in the Company's 10-K

filing for the year ended September 30, 2006 included a detailed discussion which addressed our most critical accounting policies. The quarterly financial statements for the period ended December 31, 2006, attached hereto, should therefore be read in conjunction with that discussion.

These policies are those that are most important to the portrayal of our financial condition and results of operations and which require our most difficult and subjective judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.

Our most critical accounting policies are those relating to revenue recognition,

foreign exchange risk, inventory valuation, pension and post-retirement benefit obligations and accounting for deferred and income taxes.

Since September 30, 2006 there have been no changes in our critical accounting policies and no significant change to the assumptions and estimates related to them.

                    38

OVERVIEW

When compared to the equivalent period last year, the results for the quarter ended December 31, 2006 show an increase in sales of $1.88 million and a decrease in the operating loss from $2.09 million to $1.42 million.

Sales revenues for the quarter ended December 31, 2006 were $24.81 million,

representing an increase of $1.88 million (8.23%) over the comparable period in the previous year. This increase was primarily attributable to favorable currency exchange fluctuations in the period of $1.73 million, and increased sales volumes of $0.34 million. These favorable volume and exchange movements were partially offset, however, by increased sales rebates of $0.19 million.

Sales volume improvements were recorded in our Metrology, Magnetics, Robert

Sorby, Australia, New Zealand and French divisions, but theses increases were mitigated by a volume decrease in our Neill Tools business. Once again, soft domestic retail demand in the UK, and the weak US dollar had an adverse effect on the division's sales in the first quarter of fiscal 2007. In addition, UK garden product sales were down compared to Q1 of fiscal 2006 as a result of sales direct into UK garden centers being lower than those into the previous wholesale channel.

Gross profit was $ 8.34 million (33.62%) for the period ended December 31, 2006 compared to $ 7.03 million (30.66%) for the prior year. The increase reflects the improvements in manufacturing efficiencies and the reduction of direct costs as a result of the extensive restructuring initiatives in our UK manufacturing operations. Own-manufactured product is being progressively replaced with factored items sourced from overseas thereby reducing costs and increasing profitability.

Selling, general and administrative expenses have increased by $0.64 million

(7.11%) in the quarter. After eliminating the adverse impact of movements in average US$/sterling cross rates in the period ($0.74 million) and general inflationary increases ($0.22 million) the underlying trend is one of decreased

SG&A costs.

As a result of the increase in sales volume, higher gross profits and higher overhead costs, the Company's Q1 operating loss has decreased by $0.67 million

(31.83%) from a loss of $2.09 million in 2005 to a loss of $1.42 million in

2006.

The Company has started to benefit in the quarter from the various reorganization programs initiated in fiscal 2006. In November2006, the Company completed the closure of the remaining element of its manufacturing site at

Wednesbury. All warehouse and distribution operations previously carried out at that location were transferred to the Company's principal UK manufacturing site,

Atlas, in Sheffield. Additionally, in the final quarter of the year, the Company performed a review of its remaining UK manufacturing operations. Certain manufacturing activities at the Atlas site were also closed down in the final quarter of fiscal 2006. Additionally, in December 2006, the Company ceased magnet production at its Sheffield plant and relocated its remaining operations to the Company's Atlas site.

The Company intends to continue to launch new products and to explore initiatives to reduce its operational base costs, through improved raw materials and product sourcing and by more efficient processes, in order to minimize margin erosion and to retain its competitive edge over cheap foreign imports. As noted above, the Company's management has already implemented a number of initiatives to improve profitability and to restructure its UK manufacturing base. These strategies will continue and further opportunities will be explored.

Such restructuring costs and other initiatives, together with planned investment in new capital equipment in the UK, are anticipated to achieve improved efficiencies and reduce labor costs with corresponding improvements in the ongoing profitability of the Company in the forthcoming year.

                    39

RESULTS OF OPERATIONS

The following discussion provides a review of results for the three months ended

December 31, 2006 compared to the three months ended December 31, 2005.

Summary Profit and Loss Account Data:

                        Three Months ended December 31,

                         2006     2005   % Change

                         $m      $m

Sales ....................................    24.81    22.93    +8.23

Cost of goods sold .......................   (16.47)   (15.9)    +3.61

                        ------    -----

Gross profit .............................    8.34    7.03    +18.68

Selling, general and

 administrative expenses ................    (9.76)   (9.12)    +7.11

                        ------    -----

Operating loss ...........................    (1.42)   (2.09)   +31.83

Other income .............................    0.05    0.01     +488

Unusual or infrequent items ..............    0.07    0.00     +100

                        ------    -----

Loss from continuing operations

 before income taxes ....................    (1.30)   (2.08)   +37.58

Income tax (provision) benefit ...........    (0.05)    0.41    (87.98)

Net loss from discontinued operations ....    0.00    (0.01)    +100

                        ------    -----

Net loss .................................    (1.35)   (1.68)   +19.65

                        ------    -----

Effective tax rate .......................    (3.85%)   19.86%

                        ------    -----

As a percentage of sales:

Gross profit .............................    33.62%   30.66%

Selling, general and

 administration expenses ................    39.36%   39.77%

Operating loss ...........................    (5.74%)   (9.11%)

Loss from continuing

 operations before income taxes .........    (5.24%)   (9.08%)

Net loss .................................    (5.44%)   (7.32%)

Note: The percentage and percentage change data shown above have been calculated from the Consolidated Statements of Operations included within the Financial

Statements attached hereto. The financial data shown in the Financial Statements is given in thousands rather than the millions presentation adopted in the table above.

SALES

Sales from continuing activities increased by $1.88 million (8.23%) from $22.93 million in the three months ended December 31, 2005 to $24.81 million for the three months ended December 31, 2006.

The net increase in sales is analyzed as follows:

                               Three months ended

                               December 31, 2006

                       Note      $m

Effect of exchange rate movements ......   (a)       1.73

Sales volume increases .................   (b)       0.34

Increased rebates ......................   (c)       (0.19)

                               -----

                                1.88

                               =====

                    40

Analyzed by principal business segment, the net sales increase is as follows:

                               Three months ended

                               December 31, 2006

                       Note      $m

a) Hand and garden tools

  Effect of exchange rate movements ...   (a)       1.18

  Sales volume increases ..............   (b)       0.24

  Rebates .............................   (c)       (0.19)

                               -----

                                1.23

                               -----

b) Metrology tools

  Effect of exchange rate movements ...   (a)       0.30

  Sales volume increases ..............   (b)       0.01

                               -----

                                0.31

                               -----

c) Magnetic products

  Effect of exchange rate movements ...   (a)       0.25

  Sales volume increases ..............   (b)       0.09

                               -----

                                0.34

                               -----

  Total                            1.88

                               =====

Notes:

(a)  The functional currencies of the group's revenues are UK sterling, the

   Euro, the Australian and New Zealand dollar and the Chinese Yuan. The principal functional currency is sterling and the variation in the average

   US$/(pound) cross rate in the three month period to December 31, 2006 compared to the comparable period last year has had a significant favorable impact on the US dollar value of the group's sales. The average

   US$/(pound) cross rates in the periods under review can be summarized as:

                         Average Cross Rates

                         -------------------

                     2006     2005     % Movement

   3 months ended December 31,    1.9105    1.7474      9.33

(b)  The trading environment in our principal markets was again challenging as a result of flat consumer demand, continuing competition from rival suppliers across a number of product ranges and the increasing practice of major retail customers promoting own label offerings sourced from the Far

   East at the expense of S & J Company product.

   Despite the ongoing trading conditions all of our divisions, with the exception of Neill Tools, have witnessed favorable sales volume growth in the period under review. Neill Tools has suffered from subdued UK consumer demand and rescheduled orders in both the UK and export markets.

   Elsewhere, growth has been more forthcoming, especially in Australia,

   where a successful air tools promotion has increased sales.

   Despite the less than favorable market conditions in the Metrology and

   Magnetics products divisions, sales volumes have increased. This increase arose from incremental sales growth in the Metrology division's distribution facilities in Maastricht and Shanghai (the latter business only started to trade in the second quarter of fiscal 2006) and increases in sales in Eclipse Magnetics with both the filtration and separation ranges featuring prominently.

(c)  Sales rebates charged in the period ended December 31, 2006 amounted to

   $1.26 million compared to $ 0.99 million in the three month period ended

   December 31, 2005. The increase is primarily due to increased trading volumes in Australia and the variation in exchange rates.

                    41

SEGMENTAL REVIEW OF SALES

We aim to maintain and develop the sales levels of our businesses through the launch of new products, the improvement of existing ranges and the continued

marketing of our portfolio of brands in order to retain and gain market share.

Sales and revenue details on a segment basis are as follows:

NEILL TOOLS

Sales for the quarter ended December 31, 2006 of $9.28 million showed a marginal decrease over last years sales of $9.29 million. The decrease was attributable to adverse volumes of $0.83 million, favorable exchange rates of $0.79 million and decreased rebates of $0.03 million.

Neill Tools continued to experience particularly tough trading conditions in the period under review in both its export and home markets. The UK retail sector,

once again, has reported a downturn in consumer spending that has had an impact on our hand and garden tools sales. Against this difficult trading backdrop there were a number of encouraging developments. For example, the UK garden centre initiative has shown encouraging signs, delivering volumes greater than our original expectations. Over 600 Spear & Jackson merchandiser stands have been placed in garden centers throughout the UK. The timing of the sales made direct to UK garden centers has had an adverse effect on current quarter sales when compared to Q1 2006 when the route to market was via wholesalers. It is expected, however, that these shortfalls will be recovered in the forthcoming quarter. Positive returns are anticipated from these merchandisers in this financial year and it is hoped that the current trading results will provide a base for future growth in this area. Additionally, the new "Predator X",

recognized as the best performing hard point wood saw, has been accepted within the retail sector and the main launch to the DIY journals took take place in

January 2007.

In the export market sales were 8% down compared to the same period last year,

mainly attributable to the timing of key account orders moving into April 2007.

The export market continues to be driven by demand for our hacksaw blades. Sales of these products now represent 60% of our industrial tools' revenues and strategies are being prepared to spread this sales concentration risk through the development of higher margin product ranges, brand presence and new product development.

Gross margins have improved considerably when compared to the same period last year despite the strength of the US dollar providing margin challenges within currency driven markets. The main drivers behind the increased margins were the reduction in fixed production costs and the outsourcing of previously manufactured products. As previously reported, on November 2006, the company completed the closure of the remaining element of its manufacturing site at

Wednesbury, England. The site closure forms a key part of the Company's UK manufacturing strategy to regenerate and modernize key areas of the hand and garden tools businesses. All warehouse and distribution operations previously performed at this location have now been transferred to the Atlas site in

Sheffield. The manufacturing and assembly functions formally carried out at the

Wednesbury site have been outsourced to suppliers based outside the UK. As a further element of its UK reorganization program, in the third quarter of fiscal

2006 the company announced that certain manufacturing operations carried out at its Atlas site would also cease. We are now witnessing the beneficial effects of both of these restructuring initiatives, including fixed cost reductions and improved customer service and satisfaction.

Improvements in manufacturing costs continue to be the focus of management to improve competitiveness in new and existing markets.

Going forward, the main challenges for the business centre in the continuing reduction of the manufacturing cost base and driving innovation and new product development in line with our core brands and competences. Demand for the new

"Predator " woodsaw range will continue to drive UK manufacturing as we focus on improving our output to satisfy the demand from our markets.

ECLIPSE MAGNETICS

Revenues for the quarter showed a $0.35 million increase over last year's figures (2006 $2.95 million, 2005 $2.6 million) with favorable exchange movements of $0.25 million and volume increases of $0.1 million.

                    42

Overall, sales for the quarter were 2% higher than in the first quarter of fiscal 2006. The net increase represents a 16% sales volume growth in our export markets offset by a 9% reduction in our home sales. The UK market has reflected global industrial economic conditions with our Magnetic Materials products suffering reduced demand within the Industrial distribution sector. Likewise, a downturn in capital expenditure in the Engineered Products market is having a direct impact on our project based business. Export markets have, however, shown increases in the quarter driven by the supply of new separation based products into Germany.

Competition from the Far East remains the main threat, whether directly or through agents, as we continue to see the emergence of more and more companies in our trading markets offering high quality goods at low market price points.

Gross margins have remained the same as the comparable period last year. This was achieved despite a weak US$ and the cost of key primary materials, steel,

nickel and cobalt increasing during the period, with cobalt and nickel trading at a 8 year high. This increase has and will continue to put pressure on our margins and, although we were able to pass on this increase as a surcharge within certain sectors, our main customers will not accept such surcharges until supply contract renewal dates.

On August 11, 2006, the company announced both the cessation of certain manufacturing activities at its site in Sheffield, England and the relocation of its remaining business to the Atlas site, Sheffield. This site consolidation forms another part of the Group's strategy to regenerate and modernize operations and to reduce costs. The relocation was completed in December 2006 and this reduction in direct costs and improvements in manufacturing efficiencies continues therefore, to be the focus of management to improve competitiveness in new and existing markets.

Looking forward, the main challenge remains the distancing of rival Far East manufacturers from our key customer base. Our commodity-based business is under continued threat but to counter this, we continue to promote the attractiveness of our product by offering added value options to our customers. At the same time we are taking positive steps to improve our manufacturing process and product sourcing.

The continued price increases of neodymium, nickel and cobalt, which are already having an adverse impact on our margins, will continue to do so if prices keep increasing. To counter this management continues to follow a strategy of new product development as a key driver in increasing market share within key product segments, active cost control and manufacturing efficiencies.

ROBERT SORBY

Sales for the first quarter were $0.21 million more than the comparable period last year last year (2006 $1.52 million, 2005 $1.31 million), attributable to favorable exchange variances of $0.13million and increased volumes of $0.08 million.

Following the difficulties of the last fiscal year which was one of the most challenging periods faced by Robert Sorby for many years, the first quarter of fiscal 2007 has witnessed improvements in both home and export retail sales.

This has resulted in an overall 6% increase in sales over the previous year.

Our North American business picked up on the back of increased retail activity,

including a program of in-store demonstrations and retail shows across the

United States and Canada in October and November. Additionally, one of our

leading US customers held a month long promotion of our lines and we introduced a short range of timber framers' slick which was immediately listed by two specialist customers.

In the UK trade sector we have continued to support our network of dealers with intensive participation in their in-house shows, thereby allowing us to actively promote and demonstrate our new "Pro-edge" sharpening system to consumers around the country. Our retail operation has continued to improve its image in the market place with attendance at major woodworking shows, the promotion of its own in-house events and the launch of a new 88-page mail order catalogue with over 50 new product lines. The greatest progress, however, continues to be made within our e-commerce site, which now attracts business from all over the world.

                    43

Gross margins in the period have improved when compared to the same period last year, mainly attributable to a more favorable mix of product sales. At the same time overhead costs have been rigorously held in check. During the quarter a new

CNC and drilling machine was procured in order to bring operations in-house thereby reducing operating costs and improve service on key items. This is part of our long- term strategy to rationalize and up-date our manufacturing facility.

Looking forward the business climate remains uncertain. One of the biggest factors which could impact adversely upon our business is the continuing weakness of the US dollar against the pound sterling. Most of our North America customers operate annual mail order catalogs and so are locked into fixed pricing structures. The weakening of the dollar constantly eats into their gross margins making UK products an increasingly far less attractive proposition. The launch of the new "Pro-edge" sharpening system has created a number of new opportunities, but given the increases in domestic demand and the relative complexities of marketing electrical products in international markets, the full launch of this product is to be phased in over a period of time and should be completed by the end of fiscal 2007.

BOWERS

Sales for the first quarter have increased by $0.31 million (7.6%) from $4.07 million in Q1of fiscal 2006 to $4.38 million in Q1 of fiscal 2007. This increase is attributable to favorable exchange rate variances of $0.30 million and increased volumes of $.01 million.

Increased quarter one sales were mainly due to the activities in our Maastricht and Bowers Shanghai divisions as well as strong export sales in our Bowers

German, Italian and USA markets.

The Shanghai facility is currently operating as a quality control and administration centre for products being shipped to Europe. A new range of portable testing instruments was launched in the quarter and a catalog covering all of the products offered by the Shanghai division has been printed and released. Activities in Shanghai will be further enhanced when manufacturing operations commence in quarter 2 of Fiscal 2007.

Growth in the UK based UK markets has been rather more subdued with disappointing results in the value Systems and Specials division products. The

UK market remains the main concern, with the double threat of competition from low cost imports and a shrinking industrial market place.

Gross margins have been in line with budgets with some higher than expected machinery maintenance costs being offset by improved margins on imported products due to the weakness of the US $. Energy costs and raw material costs have now stabilized but are still running at significantly higher than historic levels. Initiatives have been put in place to source non-sensitive components and packaging from overseas low cost centers in order to compensate for these increases. A full product review of our low-end Engineers' hand tools is underway with a view to making substantial cost savings in this area.

The employment of skilled labor in the UK manufacturing division continues to be challenging with fewer graduates choosing engineering as a career. New capital expenditure programs for CNC machinery are currently being investigated in order to counter this shortage of labor.

The outlook for the remainder of fiscal 2007 remains positive as long as we can rectify the disappointing first quarter sales in the UK domestic division. With

Machine Tool sales running at a 5 year high, we expect to see the benefit of this in the coming months due to the normal investment trend of measuring equipment being purchased to compliment this Machine Tool expenditure. Providing the pound does not strengthen further against the US $ we expect export markets to remain buoyant for the rest of the year.

Looking forward, demand for our own manufactured hand tools will continue to face further pressure from cheap Far East imports. The company recognizes that new products are the key drivers for growth in the business and several significant new products are due to be launched during the current fiscal year.

                    44

S&J FRANCE

Sales in the quarter have increased by $0.24 million from $1.94 million in 2005 to $2.18 million in 2006, the increase being attributable to favorable exchange rate variances of $.15 million and increased volumes of $0.09 million.

While our traditional garden tool sales have continued to be effected by intense competition, and the increasing flow of cheap Asian and Far Eastern imports, our product diversification in the quarter has more than accounted for the increased sales volumes. We have noticed that garden tools have a tired image in the garden centers and what are now attracting the most attention are garden associated leisure products such as garden furniture, and barbecue accessories.

With this in mind we have tried to launch new products which are competitive in terms of price and which are associated with this garden leisure theme such as bonsai tools, wooden baskets, wooden crates, repotting tables and decorative wooden wheel barrows.

Despite our success in product diversification our base garden tool business is suffering. The French economy remains subdued and business conditions in the

Company's principal markets have continued to mirror this depressed retail environment. French garden product trade associations have spoken of up to 5% in the value of garden tools. This reflects both reductions in the volume of products sold and the lowering of retail price points through an increasing amount of entry level products sourced, typically, from the Far East.

Additionally, competition remains intense in the French garden products market with a number of suppliers trying to secure business with a shrinking base of retail outlets. This competition inevitably leads to pressure on margins and the situation is exacerbated by our sales profile where 40% of our turnover is concentrated on two customers. This makes price negotiations difficult and can result in additional incentives, e.g. rebates being offered, as a matter of course, in order to gain orders.

We continue to feel the effects from the increasing flow of cheap Asian and Far

Eastern imports which puts pressure on turnover and margins. These pressures are being intensified with the opening of specialist cut-price garden stores.

In order to relieve these margin pressures the Company continues to look for new suppliers in China and India in order to drive down product costs. Quality control and reliability of delivery times will be a key criteria here to ensure that the Company's branding and market reputation are not compromised. The

Company will continue to concentrate on marketing activity to promote its principal brands and to secure new listings. Such activity will centre on the publication of a new 2007 product catalogue, improvements to the Company web site, advertising, newsletters, e-marketing, etc.

As sales of traditional product lines decline (forks, hooks, snow tools, etc.)

it is clear that we must offer new product ranges and that we are able to offer quality products at lower price points. We will therefore focus on new product development as a way of both improving margins and eliminating the seasonal peaks that are typical of the garden products business.

AUSTRALASIA

Sales have increased by $0.79 million (21.31%) from $3.71 million in Q1 of 2006 to $4.5 million in Q1 of 2007. Volume increases of $0.89 million and favorable exchange rate variances of $.12 million were partially offset by increased sales rebates of $0.22 million.

The sales volume increases have occurred both within our Australian and our New

Zealand divisions.

In Australia, while imported house brands and the ongoing drought impeded sales of garden products compared to the previous year, this was offset by improved sales in core masonry and hand tool products. The most significant factor behind the increase in sales, however, was due to the increased air tool promotions within our major customers. This increased promotional activity has been reflected in the higher levels of sales rebates.

Likewise, New Zealand sales have benefited from increased promotional activity due to the release of new ranges of Spear & Jackson petrol generators, air compressors and trade digging tools. Customer confidence is at a high in New

Zealand with reduced fuel prices resulting in increased disposable income.

                    45

As a result of increased sales levels, improved sourcing, wholesale and currency price gains, and changes within the sales and customer mix of the businesses,

gross margins have seen a considerable improvement over the same period last year.

Despite quarter one achievements, the Australian and New Zealand markets continue to be highly competitive as a result of Asian imports and retailers promoting those brands at the expense of comparable S&J products. This practice has placed, and will continue to place, added pressure on our sales, margins and market share. Overall, sales to our major customers reflect the continued

expansion and domination of the market by the major corporate retailers who continue to expand their market share at the expense of the traditional independent retail groups. As such, our sales mix reflects this trend with sales growth continuing in the corporate sector whilst sales to the independent retailers continue to decline. Our objective going forward is to spread our exposure to the corporate sector by increasing our sales and market share in the independent and industrial markets.

A major focus going forward will be the promotion and marketing of Spear &

Jackson brands to gain incremental sales and profit growth together with aggressive pricing strategies to maintain and improve market share in all the categories in which we compete. The division will also continue to develop and introduce new and extended ranges under the S&J brand across our garden digging,

cutting, hand tool, masonry, hammer and air tool ranges as a further lever to generate additional revenues and as a means of distancing ourselves from low-end house brands.

COSTS OF GOODS SOLD AND GROSS PROFIT

Summary details regarding costs of goods sold as a percentage of sales and gross profit margins in the periods under review are as follows:

                           Three months ended

                       December 31,      December 31,

                         2006          2005

                          %           %

Cost of goods sold as a % of sales        66.38         69.34

Gross profit margin               33.62         30.66

Costs of goods sold increased to $16.47 million in the three month period ended

September 31, 2006 from $15.9 million in 2005.

The increased gross margin in the period under review and the decrease in cost of goods as a percentage of sales reflects the improvements in manufacturing efficiencies and the reduction of direct costs as a result of the extensive restructuring initiatives in our UK manufacturing operations. The UK manufacturing reorganization program, initiated in the last quarter of 2005, and continued in the second and subsequent quarters of Fiscal 2006 with the announcement of the closure of our manufacturing site at Wednesbury in the UK,

the relocation of the UK central warehouse to the Atlas site in Sheffield and the cessation of certain manufacturing activities in the UK magnetics division has had, and will have, a beneficial effect on margins. Own-manufactured product is being progressively replaced with factored items sourced from overseas thereby reducing costs and increasing profitability.

We will continue to evaluate means of maintaining and improving current sales mixes and of further reducing costs of goods sold across all of our principal trading operations to avoid margin erosion. Improvements in manufacturing efficiency and the reduction of direct costs continue to be the focus of management as a means to improve competitiveness in new and existing markets.

Further pressure is exerted on our margins by the weak dollar and, to retain competitiveness, additional discounts have been offered in certain markets where our sales are transacted in that currency.

The Company's position is not, however, unique in this respect since the trading issues crystallized by the weakening value of the dollar are currently faced by many other UK companies with material export sales interests.

                    46

EXPENSES

Selling, general and administrative (SG&A) expenses increased by $0.64 million

(7.11%) from $9.12 million in the quarter ended December 31, 2005 to $9.76 million in the quarter ended December 31, 2006.

The principal reasons for the movements are as follows:

                            Increase over Prior Year

                               Quarter ended

                               December 31,

                                 2006

                                  $m

a)  Impact of movements in average

   US$/sterling cross rates in the period           0.74

b)  Decreased FAS87 pension costs               (0.07)

c)  Bowers Shanghai quarter 1 2007 costs            0.12

d)  Inflationary increases                   0.22

e)  Other net decreases                    (0.37)

                                 -----

Total net increase in SG&A expenses                0.64

                                 =====

OTHER INCOME AND EXPENSES

Other income and expenses has moved from a net credit of $.01 million in Q1 of

2006 to a net credit of $0.05 million in Q1 of 2007.

This increase is due to the increased level of bank interest receivable levels in Q1 of 2007 in the UK and Australian divisions. In particular, the UK cash balances during the latter part of fiscal 2006 benefited from the receipt, in

July 2006, of sale proceeds of $4.8 million relating to the remaining element of the Company's Wednesbury manufacturing site. This has resulted in higher interest receivable levels in the UK.

UNUSUAL OR INFREQUENT EVENTS

Unusual or infrequent events comprise a $0.09 million credit in relation to the deferred portion of the gain arising on the sale of the Wednesbury land and buildings and a $0.01 restructuring charge. As previously reported, the Company completed the sale of the remaining element of its industrial site at

Wednesbury, England on July 27, 2006. The conditions of the sale agreement stipulated that the Company could occupy the site, for a peppercorn rent, until

November 30, 2006. In the financial statements for the year ended September 30,

2006, $88 of the gain on the sale of the site was deferred. This deferral represented the fair value of rentals during the period of occupation from the sale of the site until November 30, 2006,the planned closure date. The

Wednesbury site was vacated on schedule and the deferred element of the gain has accordingly been released to the profit and loss account in the three month period under review. The $0.01 million charge relates to that element of employee severance costs in connection with the reorganization of the Wednesbury and Atlas sites which did not become payable until completion of the relevant reorganizations in December 2006.

INCOME TAX

An income tax charge of $0.05 million arose in the quarter to December 31, 2006 compared to a credit of $0.41 million in the comparable period last year.

Income taxes represented 3.85% of the loss before tax in 2006 and 19.86% of the loss before tax in 2005.

In general, differences between the Company's effective rate of income tax and the statutory rate of 35% result from such factors as: tax charges in certain overseas subsidiaries within the Spear & Jackson group being taxed at rates different from the statutory rate; the utilization of tax losses which are not recognized within the deferred tax computation, the provision of valuation allowances against potential deferred tax assets regarded as non-recoverable and permanent differences between accounting and taxable income as a result of non-deductible expenses and non-taxable income.

                    47

The principal reasons for the significant fluctuations between the effective rates of tax and the US Federal statutory rate in the periods under review are summarized below:

   i)  As a result of pre-tax losses in the UK in the three months to

      December 2006 and the benefit of a tax deduction (spread over 4 years) in respect of the special contribution of $7.2 million that was made to the Company Pension Plan in fiscal 2005, tax losses have been generated in certain of the UK companies. Valuation allowances of approximately $0.38 million have been applied to these losses as a recent history of losses and other factors has precluded the

      Company from demonstrating that it is more likely than not that the benefits of these operating loss carry forwards will be realized.

   ii)  Income within certain overseas subsidiaries within the Spear &

      Jackson Group is taxed at different rates from the effective rate.

      The typical local taxation rate suffered by the Company's non-US overseas subsidiaries is approximately 30% compared to a US Federal

      Statutory rate of 35%. The effect of applying a rate of 30%, as opposed to 35%, to the Company's results is a tax debit of approximately $0.06 million.

   iii) Permanent differences between accounting and taxable income as a result of non-deductible expenses have had the effect of increasing the taxation charge by $.04 million.

   iv)  In addition, the rate of tax has been increased as a result of losses that have been incurred in the United States for which no utilization against future income is envisaged in the short term and to which a valuation allowance has therefore been applied (tax impact $0.03 million).

NET LOSS FROM CONTINUING OPERATIONS AFTER INCOME TAXES

Our net loss from continuing activities after income taxes was $1.35 million for the three months to December 31, 2006 (2005: $1.67 million).

DISCONTINUED OPERATIONS

Discontinued operations in the results for the quarter to December 31, 2005 relate to the Coventry Gauge thread gauge measuring division of the Metrology

Division, based in the UK, and the Megapro screwdriver division of Spear &

Jackson, Inc.

During the fourth quarter of fiscal 2005, the company began marketing for sale its thread gauge measuring business located in the United Kingdom. The carrying values of the assets relating to this entity were initially written down to estimated fair value in the quarter ended March 31, 2005 and further write-downs were made in the final quarter of fiscal 2005. On February 28, 2006, the Company concluded the sale of these assets for a nominal consideration.

The Megapro screwdriver division was disposed with effect from September 30,

2003 when the trade and assets of the principal Megapro companies were transferred at their net book value to a management buy-in team headed by the managing director of the Megapro business.

In accordance with SFAS No. 144, "Accounting For the Impairment or Disposal of

Long-Lived Assets", the Company's previously issued Financial Statements have been reclassified to present separately the net operations, cash flows, assets and liabilities of these business segments, where material, as "Discontinued

Operations".

LIQUIDITY AND CAPITAL RESOURCES

Our cash and cash equivalents amounted to $11.08 million at December 31, 2006

($9.93 million at September 30, 2006), working capital (excluding deferred taxes) totaled $31.86 million ($30.25 million at September 30, 2006) and our stockholder's equity was $21.53 at December 31, 2006 ($21.84 million at

September 31, 2006).

                    48

Net cash generated from operating activities in the quarter ended December 31,

2006 was $0.59 million compared to $1.41 million in the three months ended

December 31, 2005. This decrease of $0.82 million primarily arises from:

  - decrease in trade working capital inflows of $0.60 million (21.9%)

  - decrease in net inflows from other assets and liabilities (including taxation) of $0.96m (294%)

  - Reduction in net loss (adjusted for depreciation, gain on sale of land and buildings and deferred income taxes, etc) of $0.74 million (45.2%) as dealt with in the commentary of results above.

The reasons for these trade working capital variances and movements in other assets and liabilities are summarized below:

(a)  Trade working capital variances.

   The net decrease in cash inflows derived from decreases in trade working capital is as follows:

                            Note      $ million

   Decreased inventory inflows            (i)       (0.17)

   Decreased trade receivable inflows        (ii)       (0.67)

   Decreased trade payable outflows         (iii)       0.24

                                     -----

                                     (0.6)

                                     -----

i)  The inventory inflows for the three months to December 31, 2005 benefited from the rigorous inventory reduction program initiated within the UK hand and tool division at the beginning of fiscal 2006. By September 30, 2006 stock levels across most of the divisions, especially those undergoing manufacturing reorganization programs, had decreased. In addition, the UK manufacturing reorganization program had also begun to take effect at

   September 30, 2006 with a number of divisions recording lower inventory levels following the move to factored rather than own-manufactured product. As a result therefore, stock reductions in the quarter to

   December 31, 2006, in certain UK operations were not as pronounced as in the comparable period under review. In Eclipse Magnetics, however, where the reorganization plans were initiated at a later date, there have been significant stock reductions in the three month period to December 31,

   2006. Elsewhere, in Australia and New Zealand, for example, stock levels were higher than last year due to lower December 2006 sales.

ii)  The decrease in trade receivable inflows is primarily due to an increase in debtors days outstanding in certain of our operating divisions when compared to last year and the differences in sales profiles. For example,

   payment terms can range from 30 days to 90 days dependant upon whether the customer is home or export based. The differing sales profiles can have a significant impact upon trade receivable levels when comparing one period to another.

iii) Decreased trade payable outflows of $0.24 million mirror the inventory movements discussed in i), above although the favorable variance has been diluted by increasing levels of purchases of factored goods from overseas suppliers on reduced settlement terms.

(b)  Variances in cash flows attributable to other assets and liabilities

i)  The major contributory factor is the $1.31 million payment of severance and move costs associated with the UK manufacturing reorganization programs at Wednesbury, Atlas and Eclipse. For the three month period to

   December 31, 2005 $ 1.3 million had been defrayed.

The adverse effect of the above has been mitigated by:

i)  Reduced accrual levels at December 31, 2006 compared to December 31, 2005 in trading entities in line with the reduction in trading activity levels.

ii)  Other receivables, which, due to the Christmas holiday period, were received in January 2007 instead of December 2006.

                    49

Cash inflow from investing activities in the three months to December 31, 2006 was $0.003 million compared to a $0.26 million outflow in 2005. This is attributable to lower levels of capital expenditure in the quarter to December

2006, and higher levels of proceeds from the sale of property plant and equipment.

Net cash used in financing activities was $0.73 million in the quarter to

December 31, 2005 (December 31, 2006 $nil). The outflow in 2005 represents the repayment of the UK bank overdraft at September 30, 2005 which had been utilized following the payment of the second element of a special pension contribution to the UK Pension Plan in September 2005.

BANK FACILITIES

The UK subsidiaries of Spear & Jackson plc and Bowers Group plc maintain a line of credit of $8.8 million. This is secured by fixed and floating charges on the assets and undertakings of these businesses. Of the total facility, $5.9 million relates to bank overdrafts and $2.9 million is available for letters of credit.

These facilities are denominated in British pounds. The overdraft carries interest at UK base rate plus 1%. At December 31, 2006 and September 30, 2005 the company had $nil outstanding under the overdraft line and $0.06 million in outstanding letters of credit (September 30, 2006: $0.6 million).

The French and Australian subsidiaries of Spear & Jackson plc maintain short-term credit facilities of $2.8 million denominated in Euros and Australian dollars. The facilities comprise bank overdraft lines, with interest rates ranging from 6.8% to 12.6%, together with facilities for letters of credit and the discount of bills receivable. There was nothing outstanding under the overdraft lines at both December 31, 2006 and September 30, 2006. $0.5 million of letters of credit and bills were outstanding under these facilities at

December 31, 2006 (September 30, 2006: $0.5 million).

The UK facilities were renewed in December 2006, the Australian facilities were renewed in October 2006 and the French facilities fall for renewal at various dates in 2007. These lines of credit are subject to the Company's and its subsidiaries' continued credit worthiness and compliance with the applicable terms and conditions of the various facilities. Assuming that the Company maintains compliance with these conditions it is anticipated that all the facilities will continue to be renewed on comparable terms and conditions.

The Company's bank accounts held with the HSBC Bank plc by UK subsidiaries of

Spear & Jackson plc and Bowers Group plc form a pooled fund. As part of this arrangement the companies involved have entered into a cross guarantee with HSBC

Bank plc to guarantee any bank overdraft of the entities in the pool. At

December 31, 2006 the extent of this guarantee relating to gross bank overdrafts was $22.9 million (September 30, 2006 $21.6 million). The overall pooled balance of the bank accounts within the pool at December 31, 2006 was a net cash in hand balance of $6.6 million (September 30, 2005 $5.4 million).

The bank overdraft and other facilities of Spear & Jackson Australia Pty.

Limited have been guaranteed by its immediate parent, James Neill Holdings

Limited and the bank overdraft and other facilities of Spear & Jackson France SA have been guaranteed by Spear & Jackson plc.

Historically, our business operations have been funded from net operating income supplemented, where necessary, by utilization of the UK, French and Australian banking facilities described above. We believe what we have sufficient capital resources, liquidity and available credit under our current principal banking facilities supplemented, where necessary, by temporary increases, to sustain our current business operations and normal operating requirements for the foreseeable future.

As the Company continues to focus its efforts on improving the competitiveness of its worldwide operations, additional funding may be required to finance restructuring of the non-profitable areas of the Company's divisions and to meet items of significant one-off expenditure. Such expenditure may include:

investment in new capital equipment; further special contribution payments to reduce the pension plan deficit; and any expansion of the Spear & Jackson or

Bowers operations.

Funding for these initiatives may be obtained through the negotiation of increased bank lending facilities or the sale of surplus assets.

                    50

OFF BALANCE SHEET ARRANGEMENTS AND CONTRACTUAL OBLIGATIONS

The Company makes a range of contractual obligations in the ordinary course of business. The following table summarizes the Company's principal obligations at

December 31, 2006:

               Total Amount    Payments due by period ($m)

               Committed   1 year   1-3   4-5   5 years

Contractual obligation    ($m)      or less  years  years  or more

Capital lease obligations  1.0      0.5    0.3   0.2   -

Operating leases (note a)  5.9      1.1    2.0   1.5   1.3

               ---      ---    ---   ---   ---

               6.9      1.6    2.3   1.7   1.3

               ---      ---    ---   ---   ---

(a)  Amounts represent the minimum rental commitments under non-cancellable operating leases.

(b)  Excluded from the above tables are the amounts payable by the Company to the UK defined benefit pension plan as future funding obligations over the five year term shown above cannot be accurately forecast. The annual contribution rate is set annually by the actuary in accordance with the applicable UK regulatory legislation. In the year ended September 30, 2006 the Company paid $3.4 million into the plan. With regard to the year ended

   September 30, 2007, in the ten month period to July 31, 2007 the level of contributions will be approximately $3.1 million. Contributions after that date will be determined after consultation between the Company, the actuary and the pension plan trustees. Following the introduction of new

   UK pension legislation it is anticipated that post July 31, 2007 Company contributions will increase to approximately $5.9 million per annum.

(c)  As at December 31, 2006, the Company had letters of credit of $0.56 million outstanding, which are secured by the UK and Australian credit facilities.

At December 31, 2006 the Company had no material off-balance sheet arrangements other than the non-debt obligations described in contractual obligations above.

OUTLOOK

We anticipate that, because of the seasonal demand increase in our garden products businesses in the UK and France, and a partial recovery of the low level of December sales, an operating profit (before the inclusion of FAS 87 pension charges) of approximately $2.2 million will be recorded in Quarter 2.

After taking into account quarterly pension charges of $2.1 million a small operating profit is forecast for Quarter 2. This result is dependant upon current forecast sales levels being realized with no significant sales revenue either being lost or being deferred into future quarters. Although current forecasts indicate a small operating profit for Quarter 2, the trading profit for the year is still anticipated to be a loss, as all base trading profits will be eliminated by the significant non-cash pension charge calculated in accordance with FAS 87. The Company's actuaries anticipate that the charge will be $8.0 million for fiscal 2007 compared to $8.4 million for fiscal 2006. As a result of the level of pension charges the Company does not anticipate returning a net profit after tax for fiscal 2007. Management will consider all available operational strategies to mitigate the negative impact of trading losses which arise as a result of the high pension costs during the forthcoming year.

During the later part of fiscal 2005 and during 2006 the Company performed a detailed review of its UK manufacturing operations to identify initiatives to combat declining sales performance and the increase in low price point imports from Far Eastern markets. The implementation of a number of strategies to reduce its ongoing cost base was carried out during the year. In January 2006, the

Company announced the closure of its Wednesbury manufacturing and distribution facility and the relocation of the central UK warehousing facility to the Atlas site in Sheffield, England. This was completed by the end of November 2006. In fiscal 2005 the Company had previously sold the excess element of its site and on July 27, 2006 the Company completed the sale of the remaining element of the

Wednesbury property. Funds realized from the disposal have been used to finance the closure costs associated with the Wednesbury site with any excess sale proceeds being reinvested in the business.

                    51

In addition, in the third quarter of fiscal 2006 the Company announced the cessation of certain manufacturing operations at its Atlas site. Likewise, on

August 11, 2006 the Company's UK subsidiary, Eclipse Magnetics, announced that the Company would cease a number of its manufacturing activities at its site in

Sheffield and that the remaining elements of the business would also be transferred to the Atlas Site. This reorganization was completed in December

2006.

The Wednesbury site closure, the Atlas reorganization and the Eclipse restructuring and relocation form part of the Company's UK manufacturing reorganization program which has been initiated to regenerate and modernize key areas of the hand and garden tools and Eclipse businesses. The closures will enable the Company to consolidate its sites and will allow the Company to develop a modern manufacturing, warehouse and distribution facility which will be well placed to meet the current and future needs of its customers. The changes made to the shape and structure of the UK business are significant and it is therefore probable that, in the short term, the cost savings that the reorganizations will deliver will be diluted whilst new procedures and processes are being established. The results foe the quarter ended December 31, 2006 show,

however, an improvement in the Company's gross margins from 30.66% in Q1 of 2006 to 33.62% in the current quarter which demonstrates that these initiatives are already impacting positively on the business.

Given the competitive markets in which we operate, we will continue to look at further initiatives to rationalize underperforming areas of the business and to monitor operational infrastructures in the United Kingdom, particularly overhead costs, to ensure that these are as cost efficient as possible and at a level appropriate to the needs of the business.

The Company's core UK hand and garden businesses continue to face challenging trading conditions with the key considerations being soft demand in the UK retail sector, fierce competition from cheap foreign imports and the increasing trend for multiple retailers to buy and promote own label brands in preference to Company products. The reorganization program referred to above was implemented to address these issues and further strategies will be considered to reduce the Company's cost base.

As with the Company's UK hand and garden tool businesses, and despite strong trading performances in Quarter 1,our Australasian and French subsidiaries continue to experience difficult trading conditions because of flat retail demand, increased levels of competition from Far East imports, reduced consumer spending and the increasing trend of retail groups to consolidate and to increase their promotional activity of house brands.

To counteract such factors, the management of these operations has developed and introduced a number of new and extended ranges and promotional programs. Going forward it is anticipated that these ranges should deliver incremental sales and margin growth. Additionally, overhead reduction programs are ongoing as management continues to focus on the removal of all excess costs from the businesses.

Within the Metrology division, the new selling and distribution outlet in

Maastricht is now fully operational. In the future, this revenue and earnings growth will be enhanced by the division's operation in Shanghai, China.

Currently this acts as a quality and distribution centre, but in Q2 of fiscal

2007 its business will be expanded to include a manufacturing facility.

Looking forward, demand for our own manufactured metrology hand tools will continue to face further pressure from low cost Far East imports. The Company therefore recognizes the need to focus its UK manufacturing sites on producing more high technology products and measuring solutions. New products are the key drivers for growth and several new ranges are due to be released during fiscal

2007.

Our businesses will again face the issues of increased costs and margin erosion as a result of raw material, fuel and other utility price increases, interest rate increases, the $8.0 million FAS 87 pension charge and a weak dollar. This will again put pressure on our margins and overhead costs, and wherever possible, these increases will be passed on though sales price increases.

                    52

Any strengthening of the US dollar would impact favorably on the business as it would benefit our sales into a number of export markets where sales are denominated in US$. The beneficial impact would be diluted, however, by the increased pressure that such a strengthening would have on the sterling value of products and materials purchased in US$.

Current trends, however, suggest a continued weakening which will place additional pressure on export sales, particularly from the UK.

In the forthcoming months we will continue to focus on improving cash generation. As explained above, during fiscal 2006 the Company announced the closure of its Wednesbury site and the relocation and reorganization of its

Eclipse and Atlas sites. In addition, therefore, to normal trading cash requirements, in the first quarter of fiscal 2007, and for the forthcoming quarter, costs will be defrayed in the relation to the various restructuring initiatives. These costs have been funded from existing core UK bank facilities.

Further funds will also be required to finance the next stage of the development of the Shanghai business through the set up of its own manufacturing facility.

During the course of the forthcoming year the Company will commence negotiations with the trustees of the pension plan to determine the level of future employer cash contributions. The contributions will be calculated in accordance with new

UK pension legislation and it is therefore likely that pension payments will increase by at least $2 million per annum from July 2007.

To restrict the pressure that this expenditure will have on the Company's bank facilities, focus will be maintained on the working capital reduction program that has already been initiated. Emphasis will therefore continue to be placed on strict working capital control in the forthcoming months. In conjunction with this, the inventory reduction program that was implemented fiscal 2006 will continue.

Going forward, the success factors critical to our business include sales growth through penetration in new and existing markets; the implementation of strategies to enable us to compete against suppliers based in low cost manufacturing regimes; successful sourcing of new and existing products at favorable prices, emphasis on new product development activities so that we can exploit our brand equity and technical expertise to differentiate our product offerings from cheap "me-too" imports; emphasis on promotional campaigns and demonstration tours which focus on high margin product groups and on those high added value areas of the Metrology and Magnetics businesses; continued

reorganization of our manufacturing and overhead bases so that they are as cost efficient as possible; the successful onward development of new operations in

China and elsewhere; and the maximization of cash resources and the negotiation of additional bank facilities, where required, so that we are able to fund new initiatives and take advantage of market opportunities.

Much, however, will continue to depend on the level of retail demand in our UK,

French and Australasian markets. Softening demand and a further deterioration in consumer confidence could significantly impact on our earnings levels in subsequent periods.

As previously reported, the formal resolution of the SEC legal action in fiscal

2005 enabled the Company to move forward with more certainty so that both short and long term commercial strategies could be formulated and implemented. The stability of the Company will be further enhanced by the settlement of the Class and derivative Action litigation. Additionally, the Court's approval, on January

22, 2007, to the Corporate Monitor's request to be relieved of his duties is another indication of the significant steps that the Company has taken in restoring its financial and reputational standing since the Monitor's original appointment in April 2004.

The sale of Jacuzzi Brands, Inc.'s 61.8% majority shareholding in Spear &

Jackson, Inc. to United Pacific Industries Limited ("UPI") on July 28, 2006

removed another area of uncertainty and has provided a platform for future business growth. The development of detailed business strategies under our new ownership structure is in its formative stages but potential synergies and areas of specific market and commercial expertise have been identified which, going forward, are hoped to be of benefit to both Spear & Jackson, Inc. and UPI. Both

UPI and Spear & Jackson, Inc. welcome this business combination which should lead to the formation of an enterprise of sufficient size and with a range of products that will enable it to compete effectively in the modern global trading environment.

                    53

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS

The principal market risks to which the Company is exposed comprise interest and exchange rate fluctuation, changes in commodity prices and credit risk.

INTEREST RATE RISK

The Company is exposed to interest rate changes primarily as a result of interest payable on its bank borrowings and interest receivable on its cash deposits. At December 31, 2006 the Company had no borrowings in the form of overdrafts and had cash and cash equivalents of approximately $11.08 million.

Given the current levels of borrowings, the Company believes that a 1% change in interest rates would not have a material impact on consolidated income or cash flows. Holding the same variables constant, a 10% increase in interest rates would again have a negligible effect on interest payable.

The nature and amount of our debt and cash deposits may, however, vary as a result of future business requirements, market conditions, and other factors.

The definitive extent of our interest rate risk is not therefore quantifiable or predictable because of the variability of future interest rates and business financing requirements.

EXCHANGE RATE RISK

The Company has operations in the United Kingdom, France, Holland, Australia,

New Zealand and China. These operations transact business in the relevant local currency and their financial statements are prepared in those currencies.

Translation of the balance sheets, income statements and cash flows of these subsidiaries into US dollars is therefore impacted by changes in foreign exchange rates.

In the three months ended December 31,2006 compared to the equivalent period in

2005, the change in exchange rates had the effect of increasing the Company's consolidated sales by $1.73 million or 7.54%. Since most of the Company's international operating expenses are also denominated in local currencies, the change in exchange rates had the effect increasing operating expenses by $0.74 million for the three months ended December 31, 2006 compared to the comparable prior year period. If the US dollar further weakens in the future, it could result in the Company having to suffer reduced margins in order for its products to remain competitive in the local market place.

Additionally, our subsidiaries bill and receive payments from some of their foreign customers and are invoiced and pay certain of their overseas suppliers in the functional currencies of those customers and suppliers. Accordingly, the base currency equivalent of these sales and purchases is affected by changes in foreign currency exchange rate.

We manage the risk and attempt to reduce such exposure by periodically entering into short-term forward exchange contracts. At December 31, 2006 the Company held forward contracts to sell Australian and New Zealand dollars to buy approximately $1.4 million US dollars.

The contract values were not materially different to the period end value of the contracts. A 10% strengthening or weakening of the US$ against its Australian and New Zealand counterparts could, however, result in the Company suffering losses or benefiting from gains of approximately $0.1 million had no forward contracts been taken out.

COMMODITY PRICE RISK

The major raw materials that we purchase for production are steel, cobalt,

nickel and plastic. We currently do not have a hedging program in place to manage fluctuations in commodity prices. The prices of certain of these raw materials are currently falling but this trend cannot be guaranteed to be maintained and we will continue to monitor price movements closely.

                    54

CREDIT RISK

Credit risk is the possibility of loss from a customer's failure to make payments according to contract terms. Prior to granting credit, each customer is evaluated, taking into consideration the borrower's financial condition, past payment experience, credit bureau information, and other financial and qualitative factors that may affect the borrower's ability to repay. Specific credit reviews are used in performing this evaluation. Credit that has been granted is typically monitored through a control process that closely monitors past due accounts and initiates collection actions when appropriate. In addition, credit insurance is taken out in respect of a substantial proportion of the Company's non-UK receivables as a means of recovering outstanding debt where the customer is unable to pay.

At December 31, 2006 the Company had made an allowance of $1.67 million in respect of doubtful accounts which management believes is sufficient to cover all known or expected debt non-recoveries.

ITEM 4. CONTROLS AND PROCEDURES

The Company maintains disclosure controls and procedures as defined in Rules

13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended

(the "Exchange Act") that are designed to ensure that information required to be disclosed in its reports filed or submitted under the Exchange Act is processed,

recorded, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to the Company's management, including the Company's Principal Executive Officer

(PEO) and Chief Financial Officer (CFO), as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

The Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the former acting Chief

Executive Officer (now Chairman and Managing Director of the Company's principal

UK operating subsidiaries), the PEO and our CFO, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-15(e) as of the end of the period covered by this report. Based upon that evaluation, the PEO and CFO concluded that the

Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in the Company's periodic SEC filings, and management has concluded that the unaudited consolidated condensed financial statements included in this Form 10-Q fairly present, in all material respects,

the Company's financial position, results of operations and cash flows for the periods presented.

There has been no significant change in our internal control over financial reporting that occurred during the period covered by this report that has materially affected, or that is reasonably likely to materially affect our internal control over financial reporting.

              PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

On April 15, 2004, the US Securities and Exchange Commission filed suit in the

U.S. District Court for the Southern District of Florida against the Company and

Mr. Dennis Crowley, its then current Chief Executive Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the

Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

                    55

As a further measure, the Court appointed a Corporate Monitor to oversee the

Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock. Although Soneet Kapila has continued to serve as

Corporate Monitor for the Company, on January 10, 2007, he applied to the Court to terminate the role of Corporate Monitor having determined that his function was no longer necessary. On January 22, 2007, the Court entered the order relieving the Corporate Monitor of his duties.

Following Mr. Crowley's suspension the Board appointed Mr. J.R. Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman.

Mr. William Fletcher, a fellow member of the Company's Board of Directors, who,

until October 27, 2004, was the Company's Chief Financial Officer, and who is a

director of Spear & Jackson plc, based in Sheffield, was elected to serve as acting Chief Executive Officer. Following extensive settlement negotiations with the SEC and Mr. Crowley, the Company reached a resolution with both parties. On

September 28, 2004, Mr. Crowley signed a Consent to Final Judgment of Permanent

Judgment with the SEC, without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by

Mr. Crowley consisting of a disgorgement payment of $3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000. In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants International Media Solutions, Inc., Yolanda

Velazquez and Kermit Silva who were not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the

Sarbanes-Oxley Act of 2002.

On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

Additionally, the Company entered into a Stock Purchase Agreement with PNC Tool

Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the Stock

Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC, which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the Sarbanes-Oxley Act of

2002.

With the return of the Spear & Jackson shares to the Company by PNC, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which a this time was a beneficial owner of 3,543,281 shares of common stock had its interest in the

Company increase to approximately 61.8% of the outstanding common stock.

Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by Company

stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and current acting Chief Executive

Officer. These suits allege essentially the same claims as the SEC suit discussed above.

                    56

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has filed an appeal regarding the trial court's decision to dismiss the case against

Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Crowley in the class action had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited the sum of $650,000 into a Qualified

Settlement Fund, for disbursement to the Settlement Class pending approval of the Court. Subsequent to this, Sherb & Co. also agreed to the terms of the

Settlement agreeing to contribute an additional $125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The Settlement Hearing

has been set for May 11, 2007 at 11:30 a.m. at the West Palm Beach, Florida

Federal District Courthouse to determine whether the terms of the Settlement are fair, just reasonable and adequate to the Settlement Class, and should be approved by the Court; whether a final judgment should be entered dismissing the litigation; whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to plaintiffs' lead counsel. The Order also appointed a claims administrator and provided for notice to those who sought exclusion from the Settlement Class.

If the Settlement outlined in the MOU is not approved by the Court or, if subsequently terminated, the terms of the above Settlement will be without prejudice, any settlement amounts already paid will be returned and parties will revert to their litigation positions immediately prior to the MOU.

Should the class action settlement be approved, to facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's Administrator applied to the

Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's

Administrator to disburse the collective funds.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint, Hapka v. Crowley, et al. Case No. CA005068, filed on June 1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit names the Company as a nominal defendant, and former directors Robert Dinerman, William Fletcher and

John Harrington, in addition to Dennis Crowley and the Company's prior independent auditors, Sherb & Co. LLP.,. The suit contains essentially the same factual allegations as the SEC suit, which was filed in April 2004 in the U. S.

District Court for the Southern District of Florida, and the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

                    57

Due to ongoing settlement discussions with the plaintiff's attorney, the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of $70,000 in legal fees.

The settlement was filed with the Court in early November 2006, and if approved by the Court, will result in a dismissal of the suit and release the Company and the former director defendants Robert Dinerman, William Fletcher and John

Harrington. Dennis Crowley and Sherb & Co. continue as defendants in this suit.

On February 2, 2007, the Circuit Court entered a Preliminary Approval Order preliminarily approving the partial settlement pursuant to the Stipulation of

Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman. The Court has set May

29, 2007 at 8a.m. at the West Palm Beach County Courthouse, for the Settlement

Hearing to determine (i) whether the terms of the Partial Settlement are fair,

just reasonable and adequate to the derivative stockholders and to the Company,

and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear & Jackson,

as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

There can be no assurance that the respective courts will approve either settlement.

Additionally, the Company is, from time to time, subject to legal proceedings and claims arising from the conduct of its business operations, including litigation related to personal injury claims, customer contract matters,

employment claims and environmental matters. While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities including lawsuits, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts accrued or covered by insurance, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

ITEM 6. EXHIBITS

31.1   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                    58

                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act of 1934,

the registrant caused this report to be signed on its behalf by the undersigned,

thereunto duly authorized.

Dated: February 14, 2007      SPEAR & JACKSON, INC.

                  By: /s/ Lewis Hon Ching Ho

                    ----------------------

                    Lewis Hon Ching Ho

                    Director and Chief Administrative Officer

                    (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated:  February 14, 2007     By: /s/ Lewis Hon Ching Ho

                    ----------------------

                    Lewis Hon Ching Ho

                    Director and Chief Administrative Officer

                    (Principal Executive Officer)

Dated:  February 14, 2007     By: /s/ Andy Yan Wai Poon

                    ---------------------

                    Andy Yan Wai Poon

                    Director, Corporate Controller, and

                    Secretary

Dated: February 14, 2007      By: /s/ Patrick J. Dyson

                    --------------------

                    Patrick J. Dyson

                    Chief Financial Officer

                    (Principal Financial

                    And Accounting Officer)

                    59

                                  Exhibit 31.1

    CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a) OF THE

       SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lewis Hon Ching Ho, director and Principal Executive Officer of Spear &

Jackson, Inc., certify that:

1. I have reviewed this Quarterly report on Form 10-Q of Spear & Jackson, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

  a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,

   to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

  b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

  a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record,

   process, summarize and report financial information; and

  b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Lewis Hon Ching Ho

Director and Principal Executive Officer

Date: February 14, 2007

</TEXT>

</DOCUMENT>

                                  Exhibit 31.2

    CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a) OF THE

       SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick J. Dyson, the Chief Financial Officer of Spear & Jackson, Inc.,

certify that:

1. I have reviewed this Quarterly report on Form 10-Q of Spear & Jackson, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

  a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,

   to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

  b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

  a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record,

   process, summarize and report financial information; and

  b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Patrick J. Dyson

Chief Financial Officer

Date: February 14, 2007

</TEXT>

</DOCUMENT>

                                  Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. AS ADOPTED PURSUANT TO

         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Spear & Jackson, Inc. (the "Company") on

Form 10-Q for the period ended December 31, 2006 (the "Report"), I, Lewis Hon

Ching Ho, director and Principal Executive Officer of the Company, certify,

pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section. 906 of the

Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d)

   of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lewis Hon Ching Ho

----------------------

Lewis Hon Ching Ho

Director and Principal Executive Officer

February 14, 2007

</TEXT>

</DOCUMENT>

                                  Exhibit 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. AS ADOPTED PURSUANT TO

     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report of Spear & Jackson, Inc. (the "Company") on

Form 10-Q for the period ended December 31, 2006 (the "Report"), I, Patrick J.

Dyson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002,

that, to the best of my knowledge:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d)

   of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Patrick J. Dyson

--------------------

Patrick J. Dyson

Chief Financial Officer

February 14, 2007

EXHIBIT F

           U.S. SECURITIES AND EXCHANGE COMMISSION

               WASHINGTON, D.C. 20549

                  FORM 10-Q

(Mark One)

[X] Quarterly Report Pursuant To Section 13 or 15(d) of The Securities Exchange

  Act of 1934

         For the quarterly period ended March 31, 2007

                    or

[ ] Transition Report Pursuant to Section 13 or 15(d) of The Securities Exchange

  Act of 1934

          For the transition period from N/A to N/A

             COMMISSION FILE NUMBER: 0-32013

               SPEAR & JACKSON, INC.

               ---------------------

       (Exact name of registrant as specified in its charter)

         Nevada                  91-2037081

         ------                  ----------

   (State or other jurisdiction of          (I.R.S. Employer

    incorporation or organization)         Identification No.)

    12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414

    ----------------------------------------------------------------

     (Address of principal executive offices, including Zip Code)

                 (561) 793 7233

                 --------------

        Registrant's telephone number, including area code

Securities registered pursuant to Section 12(b) of the Exchange Act:  NONE.

Securities registered pursuant to Section 12(g) of the Exchange Act:

          COMMON STOCK, PAR VALUE $0.001 PER SHARE.

          -----------------------------------------

                (TITLE OF CLASS)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Indicate by check mark whether the registrant is a well-known seasoned user (as defined in Rule 405 of the Securities Act). Yes [ ] No [X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this

Form 10-K. [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [ ]  Accelerated filer [ ]  Non-accelerated filer [X]

Indicate by check mark whether the registrant is a shell company (as defined in

Rule 12b-2 of the Exchange Act), Yes [ ] No [X]

The number of shares of registrant's common stock outstanding as of May 15, 2007 was 5,735,561.

PART I. FINANCIAL INFORMATION

ITEM 1. Financial Statements (Unaudited)

     Condensed Consolidated Statements of Operations - Three and

     Six Months ended March 31, 2007 and 2006 .........................  1

     Condensed Consolidated Balance Sheets - March 31, 2007

     And September 30, 2006 (audited) .................................  2

     Condensed Consolidated Statement of Cash flows - Three and Six

     And Results of Operations

Certification of Principal Executive Officer and

 Chief Administrative Officer pursuant to Section 302 ....................EX 31

Certification of Principal Executive Officer and

  Chief Administrative Officer pursuant to Section 906 ...................EX 32

                   PART I

ITEM 1. FINANCIAL STATEMENTS



                  SPEAR & JACKSON, INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                         (UNAUDITED)

                  (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                FOR THE THREE MONTHS   FOR THE SIX MONTHS

                                   ENDED          ENDED

                               MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,

                                 2007    2006    2007    2006

                               ---------  ---------  ---------  ---------


Net sales .................................................  $ 29,172  $ 27,572  $ 53,985  $ 50,498

Cost of goods sold ........................................   18,925   19,078   35,396   34,975

                               ---------  ---------  ---------  ---------

Gross profit ..............................................   10,247    8,494   18,589   15,523

Operating costs, income and expenses:

  Selling, general and administrative expenses ...........    9,926    9,305   19,692   18,423

  Gain on sale of land and buildings .....................    (224)     -    (312)     -

  Manufacturing and other reorganization costs ...........     88    1,228     98    1,228

                               ---------  ---------  ---------  ---------

Operating income (loss) ...................................     457   (2,039)    (889)   (4,128)

Other income

  Rental and other income ................................     42     37     82     74

  Interest (net) .........................................     18     42     25     13

  Share of net earnings of investment in joint venture ...     76      -     76      -

                               ---------  ---------  ---------  ---------

Income (loss) from continuing operations before income

  taxes ..................................................     593   (1,960)    (706)   (4,041)

Income tax (provision) benefit ............................     (45)    (103)    (95)    313

                               ---------  ---------  ---------  ---------

Income (loss) from continuing operations ..................     548   (2,063)    (801)   (3,728)

                               ---------  ---------  ---------  ---------

Discontinued operations:

Loss from discontinued operations .........................      -     (66)     -     (87)

  Adjustments to previously recorded losses on disposal

   of discontinued operations ..........................      -      2      -      9

                               ---------  ---------  ---------  ---------

  Loss from discontinued operations ......................      -     (64)     -     (78)

                               ---------  ---------  ---------  ---------

Net income (loss) .........................................  $   548  $ (2,127) $  (801) $ (3,806)

                               =========  =========  =========  =========

Basic and diluted income (loss) per share:

From continuing operations ................................  $  0.10  $  (0.36) $  (0.14) $  (0.65)

From discontinued operations ..............................    0.00    (0.01)    0.00    (0.01)

                               ---------  ---------  ---------  ---------

                               $  0.10  $  (0.37) $  (0.14) $  (0.66)

                               =========  =========  =========  =========

         The accompanying notes are an integral part of these financial statements.

                           1





                  SPEAR & JACKSON, INC. AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED BALANCE SHEETS

                    (IN THOUSANDS EXCEPT SHARES)


                                     AT MARCH 31,   AT SEPTEMBER 30,

                                       2007       2006

                                    ----------------  ----------------

                                     (UNAUDITED)


                ASSETS

Current assets:

  Cash and cash equivalents ........................................  $     7,205  $     9,930

  Trade receivables, net of allowances for doubtful debts of $1,167

   and $1,635 ....................................................       21,471       15,983

  Inventories ......................................................       24,343       22,853

  Foreign taxes recoverable ........................................        200        215

  Deferred income tax asset, current portion .......................       2,289       2,182

  Other current assets .............................................       1,624       1,425

                                    ----------------  ----------------

   Total current assets ..........................................       57,132       52,588

Property, plant and equipment, net ..................................       17,051       15,594

Deferred income tax asset ...........................................       15,288       14,570

Investments .........................................................        586        508

                                    ----------------  ----------------

   Total assets ..................................................  $     90,057  $     83,260

                                    ================  ================

         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Trade accounts payable ...........................................  $     10,132  $     7,766

  Accrued expenses and other liabilities ...........................       11,408       12,234

  Foreign taxes payable ............................................        202        155

   Total current liabilities .....................................       21,742       20,155

                                    ----------------  ----------------

Other liabilities ...................................................       1,136        699

Pension liability ...................................................       44,800       40,565

                                    ----------------  ----------------

   Total liabilities .............................................       67,678       61,419

                                    ----------------  ----------------

Stockholders' equity:

Common stock, 25,000,000 shares authorized $0.001 par value;

  12,011,122 issued and 5,735,561 shares outstanding ...............         12         12

Additional paid in capital ..........................................       51,590       51,590

Accumulated other comprehensive income (loss):

  Minimum pension liability adjustment, net of tax .................      (46,660)      (44,447)

  Foreign currency translation adjustment, net of tax of $nil ......       18,139       14,581

  Unrealized loss on derivative instruments ........................        (16)        (10)

(Accumulated Deficit) retained earnings .............................        (146)        655

Less: 6,275,561 common stock held in treasury, at cost ..............        (540)       (540)

                                    ----------------  ----------------

   Total stockholders' equity ....................................       22,379       21,841

                                    ----------------  ----------------

                                    ----------------  ----------------

   Total liabilities and stockholders' equity ....................  $     90,057  $     83,260

                                    ================  ================

         The accompanying notes are an integral part of these financial statements.

                           2





                  SPEAR & JACKSON, INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                         (UNAUDITED)

                        (IN THOUSANDS)


                                          FOR THE SIX MONTHS ENDED

                                          MARCH 31,   MARCH 31,

                                            2007     2006

                                          ---------   ---------


CASH FLOWS FROM OPERATING ACTIVITIES:

  Net loss ..................................................................   $  (801)   $ (3,806)

  Adjustments to reconcile net loss to net cash used in operating activities:

   Depreciation ...........................................................      937     1,084

   Gain on sale of land and buildings .....................................     (312)       -

     (Profit) loss on sale of plant, property and equipment ..............      (4)       2

     Deferred income taxes ...............................................       -      (566)

     Equity earnings in joint venture ....................................      (76)       -

  Changes in operating assets and liabilities:

   Increase in trade receivables ..........................................    (4,457)    (3,979)

   (Increase) decrease in inventories .....................................     (277)     1,725

   Increase in other current assets .......................................     (190)      (64)

   Contributions paid to pension plan .....................................    (1,883)    (1,829)

   Increase in other non-current liabilities ..............................     4,066     4,060

   Increase in trade accounts payable .....................................     1,908     1,641

   (Decrease) increase in accrued expenses and other liabilities ..........    (2,359)      742

   Increase (decrease) in foreign taxes payable ...........................      80      (116)

   Increase in other liabilities ..........................................      402       55

                                          --------    --------

NET CASH USED IN OPERATING ACTIVITIES ........................................    (2,966)    (1,051)

                                          --------    --------

INVESTING ACTIVITIES:

  Purchases of property, plant and equipment ................................     (863)     (638)

  Proceeds from sale of property, plant and equipment .......................      428       44

  Purchase of equity investment .............................................       -      (229)

                                          --------    --------

NET CASH USED IN INVESTING ACTIVITIES ........................................     (435)     (823)

                                          --------    --------

FINANCING ACTIVITIES:

  Increase in overdraft .....................................................       -      678

                                          --------    --------

NET CASH PROVIDED BY FINANCING ACTIVITIES ....................................       -      678

                                          --------    --------

Effect of exchange rate changes on cash and cash equivalents .................      676      (113)

                                          --------    --------

CHANGE IN CASH AND CASH EQUIVALENTS ..........................................    (2,725)    (1,309)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD .............................     9,930     7,289

                                          --------    --------

CASH AND CASH EQUIVALENTS AT END OF PERIOD ...................................   $ 7,205    $ 5,980

                                          ========    ========

SUPPLEMENTAL CASH FLOW INFORMATION

  Cash paid for interest ....................................................   $  162    $   92

                                          ========    ========

  Cash paid for taxes .......................................................   $   46    $  369

                                          ========    ========

         The accompanying notes are an integral part of these financial statements.

                           3



           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

             (IN THOUSANDS EXCEPT SHARES)

NOTE 1 - BASIS OF PRESENTATION

     These condensed consolidated financial statements are expressed in U.S.

dollars and have been prepared in accordance with accounting principles generally accepted in the United States. The condensed consolidated financial statements include the accounts of Spear & Jackson, Inc. (the Company) and its wholly owned subsidiaries, Mega Tools Ltd., Mega Tools USA, Inc., Megapro Tools,

Inc., S and J Acquisition Corp., Spear & Jackson plc and Bowers Group plc. Both

Spear & Jackson plc and Bowers Group plc are sub-holding companies and their business is carried out by the following directly and indirectly owned subsidiaries: Bowers Metrology Limited, Bowers Metrology (UK) Limited, Coventry

Gauge Limited, CV Instruments Limited, Eclipse Magnetics Limited, Spear &

Jackson (New Zealand) Limited, James Neill Canada Inc., James Neill Holdings

Limited, James Neill U.S.A. Inc., Spear & Jackson (Australia) Pty Ltd., Magnacut

Limited, Neill Tools Limited, Spear & Jackson Garden Products Limited, Spear &

Jackson Holdings Limited, Spear & Jackson France S.A., Societe Neill France

S.A , CV Instruments Europe BV and Bowers Eclipse Equipment Shanghai Co.

Limited.

     As further explained in note 4, below, the purchase of Spear & Jackson plc and Bowers Group plc by Megapro Tools, Inc. (now Spear & Jackson, Inc.),

which was completed on September 6, 2002, was treated as a reverse acquisition.

The results and assets of discontinued operations are presented in accordance with Statement of Financial Accounting Standards ("SFAS") 144.

     All significant intercompany accounts and transactions have been eliminated on consolidation.

     The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements pursuant to both the rules and regulations of the

Securities and Exchange Commission and with instructions to Form 10-Q.

Accordingly, certain information and footnote disclosures required for annual financial statements have been condensed or omitted. The Company's management believes that all adjustments necessary to present fairly the Company's financial position as of March 31, 2007 and September 30, 2006, and the results of operations for the three and six month periods ended March 31, 2007 and March

31, 2006 and cash flows for the three and six month periods ended March 31, 2007 and March 31, 2006 have been included and that the disclosures are adequate to make the information presented not misleading. The balance sheet at September

30, 2006 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's and Subsidiaries' annual report on Form 10-K for the year ended September 30, 2006.

     It is suggested that these financial statements be read in conjunction with the audited consolidated financial statements and related footnotes of the

Company for the year ended September 30, 2006 included in the Company's annual report filed on Form 10-K for the period then ended.

     The condensed consolidated financial statements of Spear & Jackson,

Inc. are denominated in US dollars. Changes in exchange rates between UK sterling, the Euro, the Australian dollar, the New Zealand dollar, the Chinese

Yuan and the US dollar will affect the translation of the Company's UK, French,

Dutch, Chinese, New Zealand and Australian subsidiaries' financial results into

US dollars for the purposes of reporting the consolidated financial results. The process by which each foreign subsidiary's financial results are translated into

US dollars is as follows: income statement accounts are translated at average exchange rates for the period; balance sheet asset and liability accounts are translated at end of period exchange rates; and equity accounts are translated at historical exchange rates. Translation of the balance sheet in this manner affects the stockholders' equity account, referred to as the accumulated other comprehensive income account. Management has decided not to hedge against the impact of exposures giving rise to these translation adjustments as such hedges may impact upon the Company's cash flow compared to the translation adjustments which do not affect cash flow in the medium term.

     The results of operations for any interim periods are not necessarily indicative of the results to be expected for the full year, or any subsequent periods.

                    4

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 1 - BASIS OF PRESENTATION - CONTINUED

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 2 - RECLASSIFICATION

     Certain reclassifications have been made to the consolidated financial statements for the three and six months ended March 31, 2006 in order to conform to current year presentation. Gains arising on the sale of property and manufacturing and other reorganization costs have been reclassified so that such gains and costs are now shown as a component of "Operating Costs, Income and

Expense". These items that are further described in Notes 10 and 11, were previously captioned as "Unusual or Infrequent Items" and were presented after the Operating profit (loss) for the period. These reclassifications impact only on the presentation of the Consolidated Statement of Operations and do not have any impact on previously reported net income or loss.

NOTE 3 - RECENTLY ISSUED ACCOUNTING STANDARDS

     In February 2006, FASB issued statement No. 155, Accounting for Certain

Hybrid Financial Instruments, as an amendment to Statement No. 133, Accounting for Derivatives Instruments and Hedging Activities, and Statement No. 140,

Accounting for Transfers and Servicing of Financial Assets and Extinguishment of

Liabilities. Statement No. 155 amends Statement No. 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. Statement No. 155 amends

Statement No. 140 to allow qualifying special purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instrument. Statement No. 155 is effective for all financial instruments acquired or issued in fiscal years beginning after September 15,

2006. The adoption of Statement No. 155 has not had a material impact on the

Company's condensed consolidated financial statements.

     In March 2006, the FASB issued Statement No. 156, Accounting for

Servicing of Financial Assets as an amendment to Statement No. 140. Statement

No. 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective for reporting periods beginning after September 15, 2006.The adoption of SFAS 156 has not had a material impact on our results of operations or financial condition.

     In July 2006, FASB issued FIN 48, "Accounting for Uncertainty in Income

Taxes" as an interpretation of Statement No. 109. This interpretation clarifies the application of Statement No. 109 by defining a criterion than an individual tax position must meet for any part of the benefit of that position to be recognized in an enterprise's financial statements and also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods and disclosure. FIN 48 is effective for our fiscal years beginning after December 15, 2006. At this time, we have not completed our review and assessment of the impact of adoption of FIN 48.

     In September 2006, the SEC staff issued SAB 108, Considering the

Effects of Prior Year Misstatements when Quantifying Misstatements in Current

Year Financial Statements ("SAB 108"). SAB 108 was issued in order to eliminate the diversity in practice surrounding how public companies quantify financial statement misstatements. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in a misstated amount that, when all relevant quantitative and qualitative factors are considered, is material. SAB 108 must be implemented by the end of the Company's 2007 fiscal year. The Company is currently assessing the potential effect of SAB 108 on its financial statements.

                    5

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 3 - NEW ACCOUNTING PRONOUNCEMENTS - CONTINUED

     In September 2006, the FASB issued SFAS 157, Fair Value Measurements

(SFAS 157). SFAS 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS 157 is effective for the Company's 2009 fiscal year, although early adoption is permitted. The Company is currently assessing the potential effect of SFAS 157 on its financial statements.

     In September 2006, the FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB

Statements No. 87, 88, 106, and 132(R) ("SFAS 158"). This statement requires recognition of the overfunded or underfunded status of defined benefit pension and other postretirement plans as an asset or liability in the statement of financial position and also requires in the funded status to be recognized in comprehensive income in the year in which such changes occur. SFAS 158 also requires measurement of the funded status of a plan as of the date of the statement of financial position. The recognition and disclosure provisions of

SFAS 158 are effective as of the end of the fiscal year ending after December

16, 2006, while the measurement date provisions are effective for fiscal years ending after December 15, 2008. If SFAS 158 were applied as at March 31, 2007,

using the Company's September 30, 2006 actuarial valuation and rolling this forward, we would have recorded an additional pre-tax charge to accumulated other comprehensive income totaling $8.2 million ($5.7 million after tax)

representing the difference between the funded status of the plans based on the project benefit obligation and the amounts recorded on our balance sheet at

March 31, 2007.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB

Statement No. 115 ("SFAS 159"). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 permits all entities to choose, at specified election dates, to measure eligible items at fair value

(the "fair value option"). A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Upfront costs and fees related to items for which the fair value option is elected shall be recognized in earnings as incurred and not deferred. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.

SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact this statement will have on its financial position and results of operations

NOTE 4 - CRITICAL ACCOUNTING POLICIES

     A summary of our critical accounting policies is included in Note 2 to the audited consolidated financial statements included in the Company's Annual

Report on Form 10-K for the year ended September 30, 2006. Management believes that the application of these policies on a consistent basis enables the Company to provide useful and reliable financial information about the Company's operating results and financial condition.

     As disclosed in the annual report on Form 10-K for the fiscal year ended September 30, 2006, the discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements.

These have been prepared in conformity with accounting principles generally accepted in the United States. The preparation of the financial statements requires us to make estimates and assumptions and adopt accounting policies that affect the reported amounts of assets, liabilities, revenues and expenses as disclosed in those financial statements. These judgments can be subjective and complex, and consequently actual results could differ from those estimates. Our most critical accounting policies relate to revenue recognition; foreign exchange risk; inventory, the computation of deferred income taxes, the recognition of deferred income tax assets and pension and other post retirement benefit costs. Since September 30, 2006, there have been no changes in our critical accounting policies and no significant changes to the assumptions and estimates related to them.

                    6

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 5 - NATURE OF BUSINESS - CONTINUED

     The Company was incorporated in the State of Nevada on December 17,

1998 and was inactive until the acquisition of Mega Tools Ltd. and Mega Tools

USA, Inc. via reverse acquisition on September 30, 1999. The Company was engaged in the manufacture and sale of a patented multi-bit screwdriver. The Company entered into an exclusive North American license agreement with the patent holder of a retracting cartridge type screwdriver. This license agreement gave the Company unrestricted use of the patent in Canada and the United States until

November 8, 2005. The Company's wholly owned subsidiaries, Mega Tools USA, Inc.

and Mega Tools Ltd. manufactured and marketed the drivers to customers in the

United States and Canada. With effect from September 30, 2003 the Company exited its screwdriver operations following the sale of the trade and net assets of

Mega Tools USA, Inc. and Mega Tools Ltd. The historical results of operations for this business have been reclassified to earnings (loss) from discontinued

operations on the Company's Consolidated Statements of Operations.

     On September 6, 2002 the Company acquired the entire issued share capital of Spear & Jackson plc and Bowers Group plc. These companies, through their principal operating entities, as disclosed in note 1, manufacture and distribute a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australia, North and South America, Asia and the Far East.

     Following recommendations by the SEC, the acquisition of Spear &

Jackson plc and Bowers Group plc ("S&J") by Megapro Tools, Inc. was accounted for as a reverse acquisition for financial reporting purposes. The reverse acquisition is deemed a capital transaction and the net assets of S&J (the accounting acquirer) were carried forward to Megapro Tools, Inc. (the legal acquirer and the reporting entity) at their carrying value before the combination. Although S&J was deemed to be the acquiring corporation for financial accounting and reporting purposes, the legal status of Megapro Tools,

Inc. as the surviving corporation does not change. The relevant acquisition process utilizes the capital structure of Megapro Tools, Inc. and the assets and liabilities of S&J are recorded at historical cost.

     In these financial statements, S&J is the operating entity for financial reporting purposes and the financial statements for all periods presented represent S&J's financial position and results of operations. The equity of Megapro Tools Inc. is the historical equity of S&J retroactively restated to reflect the number of shares issued in the S&J acquisition.

     On November 7, 2002 the Company changed its name from Megapro Tools,

Inc. to Spear & Jackson, Inc.

     Following formal approval by the SEC and the U.S. District Court for the Southern district of Florida of the settlement of the litigation captioned

SEC v. Dennis Crowley, Spear & Jackson, Inc., International Media Solutions,

Inc., Yolanda Velazquez and Kermit Silva (Case No: 04-80354-civ-Middlebrooks),

the Company entered into a Stock Purchase Agreement with PNC Tool Holdings LLC

("PNC") and Dennis Crowley, the sole member of PNC and former Chief Executive

Officer and Chairman of the Company. The Stock Purchase Agreement was effected on April 8, 2005.

     Under the Stock Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock

Purchase Agreement.

     As a result of the stock purchase, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc.

("Jacuzzi"), which, at that time was a beneficial owner of 3,543,281 shares of common stock, had its interest in the Company increase to approximately 61.8% of the outstanding common stock.

                    7

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 5 - NATURE OF BUSINESS - CONTINUED

     On April 21, 2005, Jacuzzi adopted a plan of disposition of the

Company's common stock. On March 23, 2006, "Jacuzzi" and its subsidiary undertaking, USI American Holdings, Inc. ("USI" and, together with Jacuzzi, the

"Seller") entered into a Stock Purchase Agreement (the "Stock Purchase

Agreement") with United Pacific Industries Limited ("UPI"), a Bermuda

Corporation, to sell its entire holding of 3,543,281 shares of the common stock

(the "Shares") of Spear & Jackson, Inc. ("SJI") to UPI for $1.40 per share for an aggregate purchase price of $4,960,593. Such shares constituted all of the shares of SJI owned by the Seller.

     The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction. UPI agreed that it or any of its affiliates would not purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

     The Seller and UPI then announced that they had entered into Amendment

No. 1 dated 4 May 2006, ("Amendment No. 1 to the Stock Purchase Agreement") to

extend the date by which the Seller and UPI were required to lodge the clearance application with the UK Pensions Regulator. The Seller and UPI subsequently received a comfort letter, dated July 5, 2006, issued by the UK Pensions

Regulator (the "Comfort Letter").

     The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated July

10, 2006, ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which states the UK Pensions Regulator is of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the

Seller of all of its shares of Spear & Jackson, Inc. to UPI is not detrimental to the UK pension plan and the UK Pensions Regulator believes that a clearance is not necessary for the transaction.

     In addition, pursuant to Amendment No. 2 to the Stock Purchase

Agreement UPI agreed, subject to the Closing having occurred, to indemnify the

Seller and JBI Holdings Limited (the "Jacuzzi Indemnified Parties") should the

UK Pensions Regulator, regardless of the Comfort Letter, require any of the

Jacuzzi Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries. In addition, UPI has also agreed that for a period of twelve months from the Closing Date, UPI will not, and will use its best efforts to ensure that neither SJI nor any of its subsidiaries will, take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the Jacuzzi

Indemnified Parties in relation to any UK pension plan in which SJI or any subsidiary of SJI is an employer. Further, UPI agreed that for a period of twelve months from the Closing Date, that it will not (and will use its best efforts to ensure that neither SJI nor any subsidiary of SJI will) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a

'Type A' event unless UPI procures that clearance is issued by the UK Pensions

Regulator in relation to such event in terms which confirm that no Jacuzzi

Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

Closing occurred on July 28, 2006.

                    8

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 6 - DISCONTINUED OPERATIONS

     The following table presents the results of the Company's operations that have been reclassified as discontinued and the (loss) income that has been recorded in connection with the disposal of these businesses:




                           FOR THE THREE MONTHS ENDED     FOR THE SIX MONTHS ENDED

                           MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,

                            2007       2006       2007       2006

                          --------------  --------------  --------------  --------------

                      NOTE  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Revenues reclassified to discontinued

  operations:

Thread gauge measuring division .........  (a)  $      -  $     235  $      -  $     590

                          --------------  --------------  --------------  --------------

                          $      -  $     235  $      -  $     590

                          ==============  ==============  ==============  ==============

Loss from discontinued operations:

Loss from operations of thread gauge

  measuring division ...................  (a)         -  $     (66)        -  $     (87)

                          --------------  --------------  --------------  --------------

                          $      -  $     (66) $      -  $     (87)

                          ==============  ==============  ==============  ==============

Adjustment to previously recorded loss on

  disposal of discontinued operations:

  Megapro screwdrivers division ........  (b)         -  $      2        -  $      11

                          --------------  --------------  --------------  --------------

                          $      -  $      2  $      -  $      11

                          ==============  ==============  ==============  ==============

                          --------------  --------------  --------------  --------------

Loss from discontinued operations, net of

  taxes ................................     $      -  $     (64) $      -  $     (76)

                          ==============  ==============  ==============  ==============



     (a) During the fourth quarter of fiscal 2005, the Company began marketing for sale certain assets associated with its Coventry Gauge thread gauge measuring business that is located in the United Kingdom. On February 28,

2006, the Company concluded the sale of these assets for a nominal consideration. The assets sold comprised plant and equipment, inventories and goodwill. The acquirer paid (pound)1 and assumed certain liabilities in respect of the leased premises from which the trade operates. The carrying values of the assets relating to this entity were written down to the lower of depreciated cost or estimated fair value after consideration of selling costs in the quarters ended March 31, 2005 and September 30, 2005. No further losses or gain on disposal are required to be recognized in the current period. The assets and liabilities of discontinued operations held for sale have not been reported separately in the consolidated balance sheets of the Company, as the net book amounts involved are not considered material.

     (b) During the year ending September 30, 2003, the directors of Spear &

Jackson, Inc. carried out a strategic review of the Company's loss making

Megapro screwdriver division ("Megapro"). It was determined that the division was no longer a core activity of the group and various divestment strategies were considered.

     With effect from September 30, 2003, the trade and assets of the division's principal operating companies, Mega Tool USA, Inc. and Mega Tools

Limited, were transferred by prior subsidiary management, and without prior authorization, at their net book value of $384 to the division's former managing director. The transfer proceeds were in the form of $284 of loan notes and other receivables and the discharge of a loan of $100 owed by the company to the

Megapro managing director.

     Having considered the future financial position of Megapro, the directors of Spear & Jackson, Inc. provided $97 against the recoverability of the balance of the sales proceeds which was outstanding at September 30, 2003. A further $187 was provided against this debt in the year ended September 30,

2004. It was then agreed with Megapro that it would pay Canadian $54

(approximately $41) in settlement of those debts and this was repaid in monthly installments of Canadian $5 (approximately $4).

                    9

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 7 - RETIREMENT BENEFIT PLAN

     The Company operates a contributory defined benefit pension plan covering certain of its employees in the United Kingdom based subsidiaries of

Spear & Jackson plc. The benefits covered by the Plan are based on years of service and compensation history. Plan assets are primarily invested in equities, fixed income securities and Government Stocks.

     Pension costs amounted to $2,053 for the quarter ending March 31, 2007 and $2,033 for the same quarter last year. Pension costs for the six months ended March 31 2007 were $4,066 compared with $4,060 with the comparable period last year. The net periodic costs include the following components:




                    FOR THE THREE MONTHS ENDED     FOR THE SIX MONTHS ENDED

                    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,

                     2007       2006       2007       2006

                  --------------  --------------  --------------  --------------

                  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Service cost ....................  $     413  $     524  $     818  $    1,049

Interest cost ...................      3,031      2,609      6,002      5,209

Expected return on plan assets ..      (2,829)     (2,466)     (5,602)     (4,925)

Recognition of actuarial loss ...      1,438      1,366      2,848      2,727

                  --------------  --------------  --------------  --------------

Total Benefit cost ..............  $    2,053  $    2,033  $    4,066  $    4,060

                  ==============  ==============  ==============  ==============



     The Company's funding policy with respect to the Plan is to contribute annually not less than the minimum required by applicable UK law and pension regulations. Amounts payable are determined on the advice of the Plan's actuaries and in agreement with the Plan's Trustees. The Company has contributed

$949 to the Plan in the quarter to March 31, 2007 (2006 $945) and $1,883 in the six month period ended on that date (2006 $1,829). In the year ended September

30, 2006 the Company paid $3.4 million into the Plan. In the ten month period to

July 31, 2007 the level of contributions will be approximately $3.1 million.

Contributions after that date will be determined after consultation between the

Company, the actuary and the Plan trustees. Following the introduction of new UK pension legislation it is anticipated that, post July 31, 2007, Company contributions will increase to approximately $5.9 million per annum.

     Accounting standards require a minimum pension liability be recorded when the value of pension assets is less than the accumulated benefit obligation

("ABO") at the annual measurement date. As of September 30, 2006, our most recent measurement date for pension accounting, the value of the ABO exceeded the market value of investments held by the pension plan by approximately $40.56 million. In accordance with accounting standards, the charge against stockholders' equity will be adjusted in the fourth quarter to reflect the value of pension assets compared to the ABO as of the end of September 2007. If the level of pension assets exceeds the ABO as of a future measurement date, the full charge against stockholders' equity would be reversed.

                    10

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 8 - PROPERTY, PLANT AND EQUIPMENT, NET

                       AT MARCH 31,   AT SEPTEMBER 30,

                         2007        2006

                       --------------  ----------------

                       (IN THOUSANDS)   (IN THOUSANDS)

Assets held and used at cost:

  Land and buildings .................   $    15,971  $     15,269

  Machinery, equipment and vehicles ..       24,817       29,299

  Furniture and fixtures .............         912         867

  Computer hardware ..................        2,616        1,834

  Computer software ..................         379         361

  Assets held under finance leases ... (a)     2,544        2,433

                       --------------  ----------------

                           47,239       50,063

  Accumulated Depreciation ...........       (30,188)      (34,469)

                       --------------  ----------------

  Net ................................   $    17,051  $     15,594

                       ==============  ================

(a) Included in property, plant and equipment at March 31, 2007 are capital leases with a net book value of $1.41 million (September 30, 2006 $0.86 million). The cost of these assets held under capital leases was $2.54 million

(September 30, 2006 $2.43 million) and the accumulated depreciation relating to these assets was $1.13 million (September 30, 2006 $1.57 million).

NOTE 9 - INVENTORIES

                       AT MARCH 31,   AT SEPTEMBER 30,

                       --------------  ----------------

                         2007        2006

                       --------------  ----------------

                       (IN THOUSANDS)   (IN THOUSANDS)

Finished products .....................   $    21,960  $     19,329

In-process products ...................        4,091        4,443

Raw materials .........................        5,578        6,191

Less: allowance for slow moving

  and obsolete inventories ...........       (7,286)       (7,110)

                       --------------  ----------------

                       $    24,343  $     22,853

                       ==============  ================

NOTE 10 - GAIN ON SALE OF LAND AND BUILDINGS

The gain on the sale of land and buildings comprises the following:




                    FOR THE THREE MONTHS ENDED     FOR THE SIX MONTHS ENDED

                    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,

                     2007       2006       2007       2006

                  --------------  --------------  --------------  --------------

                  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Gain on sale of land and buildings       224        -       312        -

                  ==============  ==============  ==============  ==============



     (a) The $224 gain in the quarter to March 31, 2007 represents the sale,

on March 27, 2007 of land at the Company's Atlas site in Sheffield, England that was surplus to current requirements. Sale proceeds were $294 and the cost of the land plus attributable expenses amounted to $70.

     (b) On July 27, 2006 the Company completed the sale of the remaining element of its industrial site at St. Paul's Road, Wednesbury, England for

$4,756. The conditions of the sale agreement stipulated that the Company could occupy the site, for a peppercorn rent, until November 30, 2006. In the financial statements for the year ended September 30, 2006 $88 of the gain on the sale of the site was deferred. This deferral represented

                    11

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 10 - GAIN ON SALE OF LAND AND BUILDINGS - CONTINUED

the fair value of rentals during the period of occupation from the sale of the site until November 30, 2006, the planned closure dates. The Wednesbury site was vacated on schedule and the deferred element of the gain was released to the profit and loss account in the three month period to December 31, 2006 and accordingly included in the gain reported in the six month period ended March

31, 2007.

NOTE 11 - MANUFACTURING AND OTHER REORGANIZATION COSTS




                    FOR THE THREE MONTHS ENDED     FOR THE SIX MONTHS ENDED

                    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,

                     2007       2006       2007       2006

                  --------------  --------------  --------------  --------------

                  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Manufacturing and other

  reorganization costs ..........       88      1,228        98      1,228

                  ==============  ==============  ==============  ==============



   (i) Manufacturing and other reorganization costs of $88 and $98 have been incurred in the three and six months periods ended March 31, 2007, respectively.

These are analyzed as follows:

     (a) On January 25, 2006, the Company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. All warehouse and distribution operations previously performed at this location have now been transferred to the Company's principal UK manufacturing site in

Sheffield. The manufacturing and assembly functions formerly carried out at this site have now been out sourced to suppliers based outside the UK.

     (b) The closure and relocation of the Wednesbury facility was completed by November 30, 2006 and the costs of this exercise, including employee severance payments, site closure expenses, factory reorganization expenses, were provided for in the year ended September 30, 2006. Certain costs totaling $12 however, were not provided at that date and provision has been made for them in the quarter ended March 31, 2007. Additionally, that element of employee severance costs relating to the payment of loyalty bonuses for those employees staying until the site vacation in November 2006 was not provided for at

September 30, 2006 and $10 has been expensed to the profit and loss in the quarter to December 31, 2006 in respect of such bonuses.

     (c) Additionally, in the quarter to September 30, 2006, the Company's

UK subsidiary, Eclipse Magnetics Limited ("Eclipse"), announced the cessation of certain manufacturing activities at its site in Sheffield, England. Eclipse also announced that it would be relocating the remaining elements of its business to the group's Sheffield, Atlas site. Provisions were made at September 30, 2006 in respect of severance, relocation and empty property rentals and the cessation of manufacturing and site relocation were completed by December 31, 2006. In the quarter to March 31, 2007 further provisions of $76 were made with regard to increases in the amounts previously provided re empty property rentals.

   (ii) Summary of Movements on Provisions in respect of the UK Manufacturing and Reorganization Program

     A noted above, in January 2006 the company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. With effect from November 30, 2006 all warehouse and distribution operations performed at this operation were transferred to the Company's principal UK manufacturing site in Sheffield. The manufacturing and assembly functions formerly carried out at this site have now been out sourced to suppliers based outside the UK. Provision for the costs of closure, including employee severance costs, site closure expenses, factory reorganization expenses, and plant transfer costs were made in the quarter ended March 31, 2006.

                    12

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 11 - MANUFACTURING AND OTHER REORGANIZATION COSTS - CONTINUED

     In addition to the above, in the quarter ended June 30, 2006, the

Company announced that certain manufacturing operations carried out at its Atlas site in Sheffield would also cease. Provision for employee severance and reorganization costs in respect of the closure of these manufacturing operations were made in that quarter.

     As mentioned above, on August 11, 2006, The Company's UK subsidiary,

Eclipse Magnetics Limited ("Eclipse"), announced the cessation of certain manufacturing activities at its site in Sheffield, England. Eclipse also announced that it would be relocating the remaining elements of its business to the Sheffield, Atlas site. The cessation of manufacturing and site relocation were completed by December 31, 2006 and provisions were made at September 30,

2006 in respect of severance, relocation and empty property rentals.

     The Wednesbury site closure, the production rationalization at Atlas and the restructuring at Eclipse form part of the Company's UK manufacturing reorganization program which has been initiated to regenerate and modernize key areas of the hand and garden tools business. The closures will enable the

Company to consolidate its two UK hand and garden tool manufacturing sites and will allow the Company to develop a modern manufacturing, warehouse and distribution facility which will be well placed to meet the current and future needs of its customers.

     As at September 30, 2006 provisions of $3,730 were included within accrued expenses and other liabilities as follows:

     (a)   $1,387 was provided for in respect of severance, site closure costs and factory reorganization costs in relation to the

         Wednesbury site closure and Atlas reorganization.

     (b)   $299 was provided in respect of severance costs relating to the cessation of certain manufacturing activities at Eclipse and costs in connection with the relocation of its remaining business to the Atlas site.

     (c)   The Company also had a further provision of $2,044 in respect of other UK manufacturing reorganization costs that was set up in previous years.

Additionally, asset impairments write-downs of $1,767 were made at September 30,

2006 in respect of plant and machinery at the restructured operations.

     The movements in the provisions balance between October 1, 2006 and

March 31, 2007 are as follows:

Included in Accrued Expenses and Other Liabilities:




                AT SEPTEMBER 30,                            AT MARCH 31,

                ----------------   EXCHANGE     AMOUNTS     AMOUNTS   --------------

                   2006      MOVEMENTS    PROVIDED    PAID/UTILISED    2007

                ----------------  --------------  --------------  --------------  --------------

                 (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Other UK reorganization costs       2,044       100        74       (176)      2,042

Wednesbury / Atlas costs ....       1,387        43       (17)     (1,232)       181

Eclipse move ................        299        15        -       (292)       22

                ----------------  --------------  --------------  --------------  --------------

                $     3,730  $     158  $      57  $    (1,700) $    2,245

                ================  ==============  ==============  ==============  ==============

Included in Property, Plant

  and Equipment:

Asset impairments ...........  $     1,767  $      87  $     (47) $     (446) $    1,361

                ================  ==============  ==============  ==============  ==============

Total .......................  $     5,497  $     245  $      10  $    (2,146) $    3,606

                ================  ==============  ==============  ==============  ==============



                    13

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 11 - MANUFACTURING AND OTHER REORGANIZATION COSTS - CONTINUED

     The movements in the provisions balance between January 1, 2007 and

March 31, 2007 are as follows:

(a) Included in Accrued Expenses and Other Liabilities:




                 AT DECEMBER 31,                            AT MARCH 31,

                ----------------   EXCHANGE     AMOUNTS     AMOUNTS   --------------

                   2006      MOVEMENTS    PROVIDED    PAID/UTILISED    2007

                ----------------  --------------  --------------  --------------  --------------

                 (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Other UK reorganization costs       2,057        3        74       (92)      2,042

Wednesbury / Atlas costs ....        327        (2)       61       (205)       181

Eclipse move ................        112        -        -       (90)       22

                ----------------  --------------  --------------  --------------  --------------

                $     2,496  $      1  $     135  $     (387) $    2,245

                ================  ==============  ==============  ==============  ==============

(b) Included in Property,

  Plant and Equipment:

Asset impairments ...........  $     1,575  $      3  $     (47) $     (170) $    1,361

                ================  ==============  ==============  ==============  ==============

Total .......................  $     4,071  $      4  $      88  $     (557) $    3,606

                ================  ==============  ==============  ==============  ==============



NOTE 12 - INCOME TAXES

     Spear & Jackson is subject to income taxes in the US and in the other overseas tax jurisdictions where its principal trading subsidiaries operate. The

(provision)/ benefit for US and foreign income taxes arising on its continuing operations consists of:




                FOR THE THREE MONTHS ENDED     FOR THE SIX MONTHS ENDED

                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,

                 2007       2006       2007       2006

              --------------  --------------  --------------  --------------

              (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Current tax charge ......  $     (45) $     (103) $     (95) $     (253)

Deferred tax credit .....        -        -        -       566

              --------------  --------------  --------------  --------------

              $     (45) $     (103) $     (95) $     313

              ==============  ==============  ==============  ==============



     A reconciliation of the net (provision) benefit for income taxes compared with the amounts arising at the US federal rate is as follows:




                            FOR THE THREE MONTHS ENDED     FOR THE SIX MONTHS ENDED

                            MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,

                             2007       2006       2007       2006

                           --------------  --------------  --------------  --------------

                           (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Tax at US federal statutory income tax rate ......  $     (207) $     708  $     247  $    1,441

Overseas tax at rates different to effective rate        59       (189)       17       (336)

Adjustment to prior year overseas tax provisions .        -        -        -       (89)

Gain on sale of UK property covered by losses

  brought forward ...............................        67        -        67        -

Permanent differences ............................       (52)       (36)       (92)       (72)

Valuation allowance ..............................        88       (586)      (334)      (631)

                           --------------  --------------  --------------  --------------

                           $     (45) $     (103) $     (95) $     313

                           ==============  ==============  ==============  ==============



                    14

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 12 - INCOME TAXES - CONTINUED

     The Company follows the provisions of SFAS No. 109, "Accounting for

Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.

     Deferred income tax expense or benefit is based on the changes in the asset or liability from period to period. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company reviews the recoverability of its deferred tax assets and, based on such periodic reviews, the Company could recognize a change in the valuation allowance relating to its deferred tax assets in the future should, for example,

estimates of forecast taxable income be reduced or other favorable or adverse events occur.

     In the six month period ended March 31, 2007, the potential income tax benefit relating to the Company's U.S. and non-U.S. subsidiary losses arising in the period has been offset by a valuation allowance. In assessing the Company's ability to realize its deferred tax assets, management considered the scheduled reversal of deferred tax liabilities, projected future taxable income and tax and other strategic planning initiatives. Future reversal of the valuation allowance will be achieved either when the tax benefit is realized or when it has been determined that it is more likely than not that the benefit will be realized through offset against future taxable income.

     The majority of the Group's deferred tax asset relates to timing differences originating in its UK subsidiaries. Such deferred tax balances have been provided at 30%. Legislation currently awaiting government approval will reduce the rate to 28% from April 1, 2008 onwards. If this new tax legislation had been formally enacted, the effect on the Group' condensed consolidated financial statements for the six months ended March 31, 2007 would have been as follows:

     (i)   The income tax provision would have been reduced by $165

         resulting in an income tax benefit for the period of $70.

     (ii)   The deferred tax asset of $17,577 would reduce by $1,168 to

         $16,409.

     (iii)  The net of tax minimum pension liability adjustment of $46,660 would increase by $1,333 to $47,993.

                    15

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 13 - COMPREHENSIVE INCOME

     Comprehensive income represents net income and other revenues,

expenses, gains and losses that are excluded from net income and recognized directly as a component of stockholder's equity. Comprehensive income and its components comprise the following:




                         FOR THE THREE MONTHS ENDED     FOR THE SIX MONTHS ENDED

                         MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,

                          2007       2006       2007       2006

                       --------------  --------------  --------------  --------------

                       (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Net income (loss) .........................  $     548  $    (2,127) $     (801) $    (3,806)

Other comprehensive income (loss)

  Additional minimum pension liability ...       (100)      (445)     (2,213)       849

  Foreign currency translation adjustments       391       434      3,558      (1,546)

  Unrealized gains (losses) on derivative

   instruments .........................        7        24        (6)       38

                       --------------  --------------  --------------  --------------

Total comprehensive income (loss) .........  $     846  $    (2,114) $     538  $    (4,465)

                       ==============  ==============  ==============  ==============



NOTE 14 - SEGMENT DATA

     The Company's principal operations relate to the manufacture and distribution of a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools. These operations are conducted through business divisions located primarily in the United Kingdom, France, the Netherlands, USA,

Australasia and China.

     Given below are summaries of the significant accounts and balances by business segment and by geographical location, reconciled to the consolidated totals. In both periods, transactions and balances applicable to the Company's distribution companies in France, Australia and New Zealand have been aggregated with the hand and garden product businesses since these products represent the most significant proportion of the distribution companies' trades. Those transactions relating to the Company's distribution entities in the Netherlands and China have been included in the Metrology division disclosures. The summaries also provide an analysis of the accounts and balances between continuing and discontinued operations.

     The financial information of the segments is regularly evaluated by the corporate operating executives in determining resource allocation and assessing performance and is reviewed by the Company's Board of Directors.

     The Company's senior management evaluates the performance of each business segment based on its operating results and, other than general corporate expenses, allocates specific corporate overhead to each segment.

Accounting policies for the segments are the same as those for the Company.

                    16

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - SEGMENT DATA - CONTINUED

     The following is a summary of the significant accounts and balances (in thousands) by business segment, reconciled to the consolidated totals.




                   SALES      LONG-LIVED ASSETS (a)       SALES      LONG-LIVED ASSETS (a)

              --------------------  -----------------------  -----------------------  ---------------------

               THREE MONTHS ENDED       AT         SIX MONTHS ENDED        AT

              MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,   MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,

               2007    2006     2007    2006     2007     2006    2007    2006

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------


Hand & garden tools ..... $  20,807 $  20,795  $  3,583 $   5,003  $  38,296 $  37,053  $  3,583 $  5,003

Metrology tools .........    5,528    4,203    3,091    2,825    9,904    8,624    3,091    2,825

Magnetic products .......    2,837    2,809     368     244    5,785    5,411     368     244

Corporate ...............      -      -    10,009    9,110      -      -   10,009    9,110

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

 Total ................. $  29,172 $  27,807  $  17,051 $  17,182  $  53,985 $  51,088  $ 17,051 $  17,182

              ========== ==========  ========== ===========  ========== ===========  ========= ==========

Attributable to:

 Continuing operations . $  29,172 $  27,572  $  17,051 $  17,182  $  53,985 $  50,498  $ 17,051 $  17,182

 Discontinued operations $    - $   235  $    - $     -  $    - $    590  $    - $    -

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

              $  29,172 $  27,807  $  17,051 $  17,182  $  53,985 $  51,088  $ 17,051 $  17,182

              ========== ==========  ========== ===========  ========== ===========  ========= ==========


                DEPRECIATION    CAPITAL EXPENDITURE (b)    DEPRECIATION     CAPITAL EXPENDITURE(b)

              ----------------------  -----------------------  -----------------------  ----------------------

               THREE MONTHS ENDED    THREE MONTHS ENDED     SIX MONTHS ENDED     SIX MONTHS ENDED

              MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,   MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,

               2007    2006     2007    2006     2007     2006     2007    2006

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------


Hand & garden tools ..... $   267 $   356  $  1,102 $    175  $   592 $    734  $  1,331 $   538

Metrology tools .........     83     14     130     327     174      99     157     537

Magnetic products .......     (7)     69     160      -      60     150     280      7

Corporate ...............     57     51      -      -     111     101      -      -

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

 Total ................. $   400 $   490  $  1,392 $    502  $   937 $   1,084  $  1,768 $  1,082

              ========== ==========  ========== ===========  ========== ===========  ========= ==========

Attributable to:

 Continuing operations . $   400 $   490  $  1,392 $    502  $   937 $   1,084  $  1,768 $  1,082

              ========== ==========  ========== ===========  ========== ===========  ========= ==========


              OPERATING INCOME(LOSS)    NET INTEREST     OPERATING (LOSS) INCOME    NET INTEREST

              ----------------------  -----------------------  -----------------------  ---------------------

               THREE MONTHS ENDED    THREE MONTHS ENDED    SIX MONTHS ENDED     SIX MONTHS ENDED

              MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,   MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,

               2007    2006     2007    2006     2007     2006     2007    2006

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------


Hand & garden tools ..... $   221 $  (1,534) $   (38) $     2  $  (1,206) $  (3,762) $   (81) $   (36)

Metrology tools .........     578     217      3      (3)     904     612     (8)    (13)

Magnetic products .......     13     119      (3)     (1)     206     195     (4)     (3)

Corporate ...............    (355)    (905)     56      44     (793)   (1,251)    118     65

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

 Total ................. $   457 $  (2,103) $    18 $    42  $   (889) $  (4,206) $   25 $    13

              ========== ==========  ========== ===========  ========== ===========  ========= ==========

Attributable to:

 Continuing operations . $   457 $  (2,039) $    18 $    42  $   (889) $  (4,128) $   25 $    13

 Discontinued operations $    - $   (64) $    - $     -  $    - $    (78) $    - $    -

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

              $   457 $  (2,103) $    18 $    42  $   (889) $  (4,206) $   25 $    13

              ========== ==========  ========== ===========  ========== ===========  ========= ==========



(a)  Represents property, plant and equipment, net.

(b)  Capital expenditure for the three months to March 31, 2007 includes $616

   (2006- $124) in respect of assets under finance leases. Capital expenditure or for the six months to March 31, 2007 includes $905 (2006-

   $444) in respect of assets under finance leases.

                    17

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - SEGMENT DATA - CONTINUED

The following table presents certain data by geographic areas (in thousands):




                 SALES (a)     LONG-LIVED ASSETS (b)      SALES (a)     LONG-LIVED ASSETS (b)

              ----------------------  -----------------------  -----------------------  ---------------------

               THREE MONTHS ENDED        AT         SIX MONTHS ENDED        AT

              MARCH 31  MARCH 31   MARCH 31   MARCH 31   MARCH 31   MARCH 31   MARCH 31  MARCH 31

               2007    2006     2007     2006     2007     2006     2007    2006

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------


United Kingdom .......... $  11,446 $  12,901  $  15,106 $  15,341  $  20,963 $  22,509  $ 15,106 $  15,341

Europe ..................    8,011    6,580    1,230    1,130    13,488    11,255    1,230    1,130

Australasia .............    3,711    3,334     395     411    8,238    7,067     395     411

North America ...........    2,385    1,735      -      -    4,263    3,524      -      -

China and Rest of

 World .................    3,619    3,257     320     300    7,033    6,733     320     300

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

 Total ................. $  29,172 $  27,807  $  17,051 $  17,182  $  53,985 $  51,088  $ 17,051 $  17,182

              ========== ==========  ========== ===========  ========== ===========  ========= ==========

Attributable to:

 Continuing operations . $  29,172 $  27,572  $  17,051 $  17,182  $  53,985 $  50,498  $ 17,051 $  17,182

 Discontinued operations $    - $   235  $    - $     -  $    - $    590  $    - $    -

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

              $  29,172 $  27,807  $  17,051 $  17,182  $  53,985 $  51,088  $ 17,051 $  17,182

              ========== ==========  ========== ===========  ========== ===========  ========= ==========


                DEPRECIATION    CAPITAL EXPENDITURE (c)    DEPRECIATION     CAPITAL EXPENDITURE(c)

              ----------------------  -----------------------  -----------------------  ---------------------

               THREE MONTHS ENDED    THREE MONTHS ENDED     SIX MONTHS ENDED     SIX MONTHS ENDED

              MARCH 31  MARCH 31   MARCH 31   MARCH 31   MARCH 31   MARCH 31   MARCH 31  MARCH 31

               2007    2006     2007     2006     2007     2006     2007    2006

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------


United Kingdom .......... $   218 $   403  $  1,169 $    359  $   651 $    902  $  1,490 $   849

Europe ..................     109     36     171      7     148      73     195     34

Australasia .............     61     48      29      20     116     106     60     20

China and Rest of

 World .................     12      3      23     116      22      3     23     179

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

 Total ................. $   400 $   490  $  1,392 $    502  $   937 $   1,084  $  1,768 $  1,082

              ========== ==========  ========== ===========  ========== ===========  ========= ==========

Attributable to:

 Continuing operations . $   400 $   490  $  1,392 $    502  $   937 $   1,084  $  1,768 $  1,082

              ========== ==========  ========== ===========  ========== ===========  ========= ==========


              OPERATING INCOME (LOSS)    NET INTEREST    OPERATING (LOSS) INCOME    NET INTEREST

              ----------------------  -----------------------  -----------------------  ---------------------

               THREE MONTHS ENDED    THREE MONTHS ENDED     SIX MONTHS ENDED     SIX MONTHS ENDED

              MARCH 31  MARCH 31   MARCH 31   MARCH 31   MARCH 31   MARCH 31   MARCH 31  MARCH 31

               2007    2006     2007     2006     2007     2006     2007    2006

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------


United Kingdom .......... $    89 $  (2,242) $    26 $    (9) $  (1,172) $  (4,177) $   39 $   (32)

Europe ..................     600     399     (49)     (4)     489     360     (91)    (42)

Australasia .............     (26)    (11)     20      13     142     (15)     40     25

North America ...........     (69)    (137)     15      42     (162)    (250)     31     62

China and Rest of

 World .................    (137)    (112)      6      -     (186)    (124)     6      -

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

 Total ................. $   457 $  (2,103) $    18 $    42  $   (889) $  (4,206) $   25 $    13

              ========== ==========  ========== ===========  ========== ===========  ========= ==========

Attributable to:

 Continuing operations . $   457 $  (2,039) $    18 $    42  $   (889) $  (4,128) $   25 $    13

 Discontinued operations $    - $   (64) $    - $     -  $    - $    (78) $    - $    -

              ---------- ----------  ---------- -----------  ---------- -----------  --------- ----------

              $   457 $  (2,103) $    18 $    42  $   (889) $  (4,206) $   25 $    13

              ========== ==========  ========== ===========  ========== ===========  ========= ==========



(a)  Sales are attributed to geographic areas based on the location of the customers.

(b)  Represents property, plant and equipment, net.

(c)  Capital expenditure for the three months to March 31, 2007 includes $616

   (2006- $124) in respect of assets under finance leases. Capital expenditure or for the six months to March 31, 2007 includes $905

   (2006-$444) in respect of assets under finance leases.

                    18

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 15 - LEGAL PROCEEDINGS

     On April 15, 2004, the US Securities and Exchange Commission filed suit in the U.S. District Court for the Southern District of Florida against the

Company and Mr. Dennis Crowley, its then current Chief Executive

Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the

Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

     As a further measure, the Court appointed a Corporate Monitor to oversee the Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock. Although Soneet Kapila has continued

to serve as Corporate Monitor for the Company, on January 10, 2007, he applied to the Court to terminate the role of Corporate Monitor having determined that his function was no longer necessary. As discussed below, on January 22, 2007 the Court entered the order to relieve the Corporate Monitor of his duties.

     Following Mr. Crowley's suspension the Board appointed Mr. J.R.

Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman. Mr. William Fletcher, a fellow member of the Company's Board of Directors, who, until October 27, 2004, was the Company's Chief Financial

Officer, and who is a director of Spear & Jackson plc, based in Sheffield, UK,

is serving as acting Chief Executive Officer. Following extensive settlement negotiations with the SEC and Mr. Crowley, the Company reached a resolution with both parties. On September 28, 2004, Mr. Crowley signed a Consent to Final

Judgment of Permanent Judgment with the SEC, without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of

$3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000. In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants

International Media Solutions, Inc., Yolanda Velazquez and Kermit Silva who are

not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of 2002.

     On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

     Additionally, the Company entered into a Stock Purchase Agreement with

PNC Tool Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the

Stock Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC,

which represented approximately 51.1% of the outstanding common shares of the

Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase

Agreement. The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the

U.S. District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc.,

International Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case

No: 04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the

Sarbanes-Oxley Act of 2002.

                    19

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 15 - LEGAL PROCEEDINGS - CONTINUED.

     With the return of the Spear & Jackson shares to the Company by PNC,

the stockholders of the Company have had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which is a beneficial owner of 3,543,281 shares of common stock, had its interest in the

Company increased to approximately 61.8% of the outstanding common stock.

     Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by

Company stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and current acting Chief Executive

Officer. These suits alleged essentially the same claims as the SEC suit discussed above.

     These various class action suits were subsequently consolidated.

Thereafter, the defendants filed certain Motions to Dismiss with regard to the

Complaint and on October 19, 2005, the U.S. District Court for the Southern

District of Florida in Re Spear & Jackson Securities Litigation entered its

Order regarding these Motions. The Order denied the Company's motion as well as that of Mr. Crowley, the former Chief Executive Officer of Spear & Jackson. The

Court granted the Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief Executive Officer, and also granted the Motion to Dismiss on behalf of the Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending.

No appeal was filed with respect to the decision to dismiss the case against Mr.

Fletcher.

     On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff

reached a Memorandum of Understanding ("MOU") which confirmed that the plaintiffs, the Company and Dennis Crowley had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited $650,000 into a Qualified Settlement

Fund, for disbursement to the Settlement Class pending approval of the Court.

Subsequent to this Sherb & Co. also agreed to the terms of the Settlement agreeing to contribute an additional $125,000.

     On November 9, 2006, the Stipulation of Settlement was filed with the

Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The Settlement Hearing

was set for May 11, 2007 at 11:30 a.m. at the West Palm Beach, Florida Federal

District Courthouse to determine whether the terms of the Settlement are fair,

just reasonable and adequate to the Settlement Class, and should be approved by the Court; whether a final judgment should be entered dismissing the litigation;

whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to plaintiffs' lead counsel. The Order also appointed a claims administrator and provided for notice to those who sought exclusion from the Settlement Class.

     On May 11, 2007, the U.S. District Court for the Southern District of

Florida, sitting in West Palm Beach Florida, heard the Plaintiff's motion for

Final Approval of the Class Action Settlement and Plan of Allocation, to which there were no objectors or class members that opted out of, the settlement. On

May 14, 2007, the Court signed the Final Judgment thus forever extinguishing all of the class claims against the Company, and barring any claims for contribution by third parties. The Final Judgment made clear that the settlement was not an admission of wrongdoing or liability by the Company.

     To facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's

Administrator applied to the Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's Administrator to disburse the collective funds.

                    20

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 15 - LEGAL PROCEEDINGS - CONTINUED.

     On September 6, 2005, the Company was served with a Shareholder

Derivative Complaint, Hapka v. Crowley, et al. Case No: CA005068, filed on June

1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit names the

Company as nominal defendant. Also named as defendants were former directors,

Robert Dinerman, William Fletcher and John Harrington, in addition to Dennis

Crowley and the Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in April 2004 in the U. S. District Court for the Southern District of

Florida, and the series of class actions claims initiated in the U.S. District

Court, but additionally alleges state law claims of breaches of fiduciary duty,

abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

     Due to ongoing settlement discussions with the plaintiff's attorney,

the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of

$70,000 in legal fees. The settlement was filed with the Court in early November

2006, and if approved by the Court, will result in a dismissal of the suit and release the Company and the former director defendants, Messrs Robert Dinerman,

William Fletcher and John Harrington. Dennis Crowley and Sherb & Co. continue as defendants in this suit.

     On February 2, 2007, the Circuit Court entered a Preliminary Approval

Order preliminarily approving the partial settlement pursuant to the Stipulation of Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman. The Court has set May

29, 2007 at 8a.m. at the West Palm Beach County Courthouse, for the final

Settlement Hearing to determine (i) whether the terms of the Partial Settlement are fair, just reasonable and adequate to the derivative stockholders and to the

Company, and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear &

Jackson, as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

     There can be no assurance that the Court will approve the terms of this settlement.

     Additionally, the Company is, from time to time, subject to legal proceedings and claims arising from the conduct of its business operations,

including litigation related to personal injury claims, customer contract matters, employment claims and environmental matters. While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities including lawsuits, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts accrued or covered by insurance, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

NOTE 16 - SUBSEQUENT EVENTS

     On May 14, 2007, the Company issued a press release reporting that it had received an offer letter from its majority shareholder, United Pacific

Industries Limited ("UPI"), in which UPI proposes to acquire for $1.483 per share in cash (the "Offer") the remaining 2,192,280 outstanding shares of common stock (the "Shares") of the Company that it does not already own.

     The Company's Board of Directors has delegated to the Finance Committee chaired by the Company's independent director, Dr. J. Preston Jones, the authorization to analyze, review and negotiate the Offer. The Finance Committee will, with the assistance of financial and legal advisors, review the proposal.

The Finance Committee has not yet determined if the Offer is in the best interests of the Company and its shareholders.

                    21

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS

     OF OPERATIONS.

GENERAL

The following information should be read in conjunction with the consolidated financial statements and notes hereto and other information set forth in this report.

FORWARD LOOKING STATEMENTS

This report (including the information in this discussion) contains forward-looking statements within the meaning of Section 27A of the Securities

Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,

as amended. These forward-looking statements involve risks and uncertainties,

including statements regarding the Company's capital needs, business strategy and expectations, and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Terminology such as "may", "will", "should",

"believes", "estimates", "plans", "expects", "attempts", "intends",

"anticipates", "could", "potential" or "continue", the negative of such terms,

or other comparable terminology, are intended to identify forward-looking statements.

In evaluating any forward-looking statements, you should consider various risk factors, including those summarized under "Risk Factors", below, and those described in other sections of this report, in the other reports the Company files with the SEC and in the Company's press releases. Such factors may cause the Company's actual results to differ materially from any forward-looking statement. The Company disclaims any obligation to publicly update the statements, or disclose any difference between its actual results and those reflected in the statements. With respect to all such forward-looking statements, the Company seeks the protection afforded by the Private Securities

Litigation Reform Act of 1995.

RISK FACTORS

Historically, Spear & Jackson, Inc. ("Spear & Jackson", "the Company", "we") has

achieved growth by the development of new products, strategic acquisitions and expansion of the Company's sales organization. There can be no assurance that the Company will be able to continue to develop new products, effect corporate acquisitions or expand sales to sustain rates of revenue growth and profitability in future periods. Any future success that the Company may achieve will depend upon many factors including factors which may be beyond the control of the Company or which cannot be predicted at this time.

Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, actual results may differ materially from our expectations. Uncertainties and factors which could cause actual results or events to differ materially from those set forth or implied include, without limitation:

THE COMPANY IS SUBJECT TO A NUMBER OF SIGNIFICANT RISKS THAT MIGHT CAUSE THE

COMPANY'S ACTUAL SALES TO VARY MATERIALLY FROM ITS FORECASTS, TARGETS, OR

PROJECTIONS, INCLUDING:

   - achieving planned revenue and profit growth in each of the Company's business units;

   - changes in customer requirements and in the volume of sales to principal customers;

   - renewal of material contracts in the Company's business units consistent with past experience;

   - the timing of orders and shipments;

   - emergence of new competitors or consolidation of existing competitors;

   - continued absence of consolidation among key customers;

   - industry demand fluctuations.

                    22

Our expectations for both short- and long-term future net revenues are based on our own estimates of future demand. Orders from our principal customers are ultimately based on demand from end-users and such prospective end-user demand can be difficult to measure. Low end-user demand would negatively affect orders we receive from distributors and other principal customers and this would mean that our revenues in any fiscal period could be adversely impacted. If our estimates of sales are not accurate and we experience unforeseen variability in our revenues and operating results, we may be unable to adjust our expense levels accordingly and our profit margins will be adversely affected.

A number of our products are sold through distributors and large retailers. No assurances can be given that any or all such distributors or retailers will continue their relationship with us. Distributors and other significant retail customers cannot easily be replaced and the loss of revenues and our inability to reduce expenses to compensate for the loss of revenues could adversely affect our net revenues and profit margins.

With the growing trend toward retail trade consolidation, especially in the developed US, European and Australasian markets, certain of our product groups are sold to key retailers whose bargaining strength is growing. Accordingly, we face greater pressure from such significant retail trade customers to provide more favorable trade terms with, accordingly, the risk of margin dilution. We can also be negatively affected by changes in the policies of our material retail trade customers, particularly with regard to the reduction of trade inventory levels, access to shelf space, and other conditions.

The market for certain of the Company's products is subject to economic conditions affecting the industrial manufacturing sector, including the level of capital spending by industrial companies and the general movement of manufacturing to low cost foreign countries where the Company may not have a competitive market presence. Accordingly, economic weakness in the industrial manufacturing sector may result in decreased demand for certain of the Company's products, which will impact negatively on the Company's trading performance.

Economic weakness in the consumer market will also have a detrimental effect on the Company's profitability. In the event that demand for any of the Company's products declines significantly, the Company could be required to recognize certain costs as well as asset impairment charges on long-lived assets related to those products.

RISKS ASSOCIATED WITH THE SUCCESSFUL AND TIMELY INTEGRATION OF ANY SIGNIFICANT

BUSINESSES ACQUIRED BY THE COMPANY AND REALIZATION OF ANTICIPATED SYNERGIES:

The Company has made, and in the future may make, acquisitions of, or significant investments in, businesses with complementary or aligned products and services or in new start up businesses. Acquisitions involve numerous risks,

including but not limited to: (1) diversion of management's attention from other operational matters; (2) inability to complete acquisitions along anticipated timescales, or at all; (3) lack of success in realizing anticipated synergies from acquisitions and investments (4) weaknesses in acquired company's internal controls; (5) worse-than-expected performance of the acquired company or its product offerings; (6) unknown, underestimated and/or undisclosed commitments or liabilities; (7) failure to integrate and retain key employees; and (8)

unsuccessful integration of operations. The Company's inability to effectively manage these risks could materially and adversely affect the Company's business,

financial condition and results of operations.

RISKS ASSOCIATED WITH MAJORITY STOCKHOLDER

As detailed in the footnotes to the consolidated financial statements, on July

28, 2006, the Company's majority stockholder, Jacuzzi Brands, Inc. ("Jacuzzi"),

completed the sale of its 61.8% stockholding in Spear & Jackson, Inc. to United

Pacific Industries Limited, a Bermuda corporation, and its wholly-owned subsidiary Pantene Global Holdings Limited (collectively, "UPI"). This change in ownership and control of the Company may have a significant impact on its future strategy, the way that it conducts its operations and the size and composition of its earnings and net assets, since UPI can influence substantially all matters requiring stockholder approval by simple majority in excess of 50%,

including the election of directors, the approval of significant corporate transactions, such as acquisitions, the ability to block an unsolicited tender offer and any other matter requiring a vote of shareholders.

                    23

Additionally, based on its majority ownership, UPI is in position to complete a merger or other transaction involving the Company, subject to compliance with applicable regulatory requirements, which could result in the elimination of minority stockholders. UPI paid Jacuzzi $1.40 per share for its shares of common stock of the Company. UPI has agreed that for a one-year period following the closing of its acquisition of the majority interest in the Company, should UPI or any of its affiliates acquire any additional shares of the Company, the purchase price per share will not be less than $1.40.

On May 14, 2007, the Company issued a press release reporting that it had received an offer letter from UPI, in which UPI proposes to acquire for $1.483 per share in cash the remaining 2,192,280 outstanding shares of common stock of the Company that it does not already own.

RISKS CONCERNING THE CONTINUING AVAILABILITY OF APPROPRIATE RAW MATERIALS AND

FACTORED PRODUCTS:

The Company's business units source raw materials, component parts and factored goods from a wide range of domestic and foreign suppliers. If the business units experience difficulties in obtaining sufficient supplies of such items as a result of component prices becoming unreasonable, interruptions in supply due to natural disaster, economic or political difficulties, changes in regulatory requirements and tariffs, quarantines or other restrictions, the Company would experience resultant delays in the shipping of its products to customers which would have a negative impact on our revenues.

RISKS CONCERNING THE MAINTAINING AND IMPROVEMENT OF CURRENT PRODUCT MIX:

If we fail to appropriately manage our cost structure to allocate resources to areas that will provide the best long-term benefits to our customers and shareholders, our reporting results will be adversely affected. For instance, we may experience unfavorable shifts in product mix or reductions in demand for a product or products that could dilute margins or limit our ability to spread manufacturing costs over normal levels of sales volume.

RISKS RELATING TO INCREASING PRICE, PRODUCTS AND SERVICES COMPETITION:

The markets for our products are characterized by intense competition and pricing pressures. We compete with businesses having substantially greater financial, research and development, manufacturing, marketing, and other resources. If we are not able to continually design, manufacture, and successfully introduce new or enhanced products or services that are comparable or superior to those provided by our competitors and at comparable or better prices, we could experience pricing pressures and reduced sales, profit margins,

profits, and market share, each of which could have a materially adverse effect on the Company's sales and margins.

RISKS IN CONNECTION WITH CHANGES IN COMPANY INVENTORY LEVELS:

Our inventory is subject to risks of changes in market demand for particular products. Our inability to obtain critical parts and supplies or any resulting excess and/or obsolete inventory could have an adverse impact on our results of operations.

RISKS CONCERNING THE TIMELY IMPLEMENTATION OF THE COMPANY'S RESTRUCTURING

PROGRAMS AND FINANCIAL PLANS:

The Company continues to evaluate plans to consolidate and reorganize some of its manufacturing and distribution operations. There can be no assurance that the Company will be successful in these efforts or that any consolidation or reorganization will result in revenue increases or cost savings to the Company.

The implementation of these reorganization measures may disrupt the Company's manufacturing and distribution activities, could adversely affect operations,

and could result in asset impairment charges and other costs that will be recognized if and as these reorganization or restructuring plans are implemented or the related obligations are incurred.

RISKS INHERENT IN OUR DEPENDENCE ON INTERNATIONAL SALES AND FOREIGN OPERATIONS:

Our principal business locations are situated in the UK, France, the

Netherlands, Australasia and China and we generate sales from many areas of the world involving transactions denominated in a variety of currencies. The Company is subject to currency exchange rate risk to the extent that its costs are denominated in currencies other than those in which its revenues are derived. In addition, since our financial statements are denominated in U.S. dollars,

changes in currency exchange rates between the U.S. dollar and other currencies have had, and will continue to have, an impact on our earnings and net assets.

Accordingly, we cannot be certain that currency exchange rate fluctuations will not adversely affect our future results of operations and financial condition.

                    24

As explained above, a significant proportion of sales are made by our businesses, particularly those in the UK, into foreign export markets. We anticipate that the portion of our total revenue from international sales will continue to increase as we further enhance our focus on developing new products,

establishing new business partners and strengthening our presence in key growth areas. These overseas interests will therefore be subject to various financial and operating risks that arise from conducting business internationally,

including:

   - unexpected changes in, or the imposition of, additional legislative or regulatory requirements in the various geographical regions where the

     Company operates ;

   - fluctuating exchange rates;

   - tariffs and other barriers;

   - difficulties in staffing and managing foreign sales operations;

   - import and export restrictions;

   - greater difficulties in accounts receivable collection and longer payment cycles;

   - potentially adverse tax consequences;

   - potential hostilities and changes in diplomatic and trade relationships.

RISKS CONCERNING THE CONTINUING DEVELOPMENT AND MAINTENANCE OF APPROPRIATE

BUSINESS CONTINUITY PLANS FOR THE COMPANY'S PROCESSING SYSTEMS:

Our results could be adversely affected if we are unable to implement improvements in our reporting systems without significant interruptions in our accounting, order entry, billing, manufacturing and other customer support IT functions.

Additionally, should employee time and advisory costs to be incurred in respect of compliance with Section 404 of the Sarbanes-Oxley Act 2002 be higher than management's expectations, this may also have a negative impact on Company earnings.

RISKS IN CONNECTION WITH ATTRACTING AND RETAINING QUALIFIED KEY EMPLOYEES:

The success of the Company's efforts to grow its business depends on the contributions and abilities of key executive and operating officers and other personnel. The Company must therefore continue to recruit, retain and motivate management and operating personnel sufficient to maintain its current business and support its projected growth. A shortage of these key employees might jeopardize the Company's ability to meet its growth targets.

RISKS RELATING TO MATERIAL BREACHES OF SECURITY OF ANY OF THE COMPANY'S SYSTEMS:

The Company's management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of financial reporting for external purposes in accordance with accounting principles generally accepted in the United States of America.

Internal control over financial reporting includes: maintaining records that in reasonable detail accurately and fairly reflect the Company's transactions;

providing reasonable assurance that transactions are recorded as necessary for preparation of the financial statements; providing reasonable assurance that receipts and expenditures of the Company's assets are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition, use or disposition of the Company assets that could have a material effect on the financial statements would be prevented or detected on a timely basis. Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of the Company's financial statements would be prevented or detected. Any failure to maintain an effective system of internal control over financial reporting could limit the Company's ability to report its financial results accurately and timely or to detect and prevent fraud.

                    25

RISKS CONCERNING SIGNIFICANT INCREASES IN THE COST OF PROVIDING PENSION BENEFITS

TO EMPLOYEES AND RETIREES:

The Company has a defined benefit pension plan ("The Pension Plan", "The Plan")

covering certain of its UK employees, former employees and retirees. The Pension

Plan assets are invested primarily in equity securities and fixed-income government and corporate securities. At present, the Pension Plan has pension liabilities that exceed its assets. Under applicable law, we are required to make cash contributions to an under funded pension plan to the extent necessary to comply with minimum funding requirements imposed by regulatory demands. The amount of such cash contributions is based on an actuarial valuation of the

Plan.

A number of statistical and other factors which attempt to anticipate future events are used by the actuaries in calculating the expense and liability related to the Plan. These factors include assumptions about the discount rate,

expected return on plan assets and rate of future compensation increases as determined by us, within certain guidelines, and in conjunction with our actuarial consultants and auditors. Our actuarial consultants also use subjective factors such as withdrawal and mortality rates to estimate the expense and liability related to the Plans. The actuarial assumptions used by us may differ significantly, either favorably or unfavorably, from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of participants.

The funding status of the Plan can therefore alter as a result of changes in the actuarial assumptions used, changes in market conditions and a number of other factors. We cannot provide assurance that the value of the Pension Plan assets,

or the investment returns on those Plan assets, will continue to be sufficient in the future. It is therefore possible that we may be required to make significant additional cash contributions to the Plan which would reduce the cash available for other business requirements, or that we will have to recognize a significant pension liability adjustment which would decrease the net assets of the Company.

RISKS RELATED TO RAW MATERIAL AND ENERGY COSTS:

The prices of many of the Company's raw materials vary with market conditions.

In addition, the price of many of the Company's finished goods that are sourced from overseas' suppliers are impacted by changes in currency rates, freight costs and raw materials at the point of production.

We purchase the majority of our raw materials for our products on the open market and we also rely on third parties for the sourcing of certain finished goods and component parts and assemblies. Accordingly, our cost of products may be affected by changes in the market price of raw materials, sourced components or finished goods.

Gas, electricity and other utility prices have become increasingly volatile in the UK, where we have a significant manufacturing presence. This situation has been exacerbated by price increases for certain of our raw materials,

particularly steel, cobalt, nickel and plastics. For example, the movements on cobalt and nickel prices since September 30, 2006 have been as follows:

Cobalt : September 30, 2006 $18/1lb

     March 31, 2007, $30/1lb

     Increase 67%

Nickel : September 30, 2006 $32,250 /tonne

     March 31, 2007, $52,400/ tonne

     Increase 62%

We do not generally engage in commodity hedging transactions for raw materials.

Significant increases in the prices of raw materials, sourced components,

finished goods or other commodities could require us to increase the prices of our products, which may reduce consumer demand for our products or make us more susceptible to competition. The Company's ability to pass these increases on to its customers varies depending on the product line and the rate and magnitude of any increase. There may be periods of time during which increases in these costs cannot be recovered and our profitability will be adversely affected.

RISKS ASSOCIATED WITH FOREIGN SUPPLIERS:

We purchase a growing portion of our products from foreign suppliers based in

India and the Far East. In line with the those risks, outlined above, associated with our foreign operations and international selling, our use of foreign suppliers also causes increased risk to our business due to:

                    26

   - increases in transportation costs;

   - new or increased import duties;

   - transportation delays;

   - foreign work stoppages;

   - potential war, terrorism and political unrest;

   - exchange rate fluctuations that could increase the cost of foreign manufactured goods.

RISKS CONCERNING THE CONTINUED AVAILABILITY OF FINANCING, AND FINANCIAL

RESOURCES ON THE TERMS REQUIRED TO SUPPORT THE COMPANY'S FUTURE BUSINESS

STRATEGIES:

We believe that our existing balances of cash, cash equivalents, our cash flow from operations, and the existing credit facilities negotiated for the Company's

UK and other operations will be sufficient to meet our cash needs for working capital and capital expenditures for at least the next 12 months. We may,

however, require additional financing to fund our operations in the future.

Although we expect existing debt financing arrangements and cash flows generated from operating activities to be sufficient to fund operations at the current and projected levels in the future, there is no assurance that our operating plan will be achieved. We may need to take actions to reduce costs and to seek alternative financing arrangements.

RISKS RELATING TO THE OUTCOME OF PENDING AND FUTURE LITIGATION AND GOVERNMENTAL

OR REGULATORY PROCEEDINGS:

As discussed in the footnotes to the condensed consolidated financial statements, we are, and have been, involved in various pending litigation matters arising out of main and Derivative Class Action claims and also from the ordinary routine conduct of our business, including, from time to time,

litigation relating to such items as commercial transactions, contracts, and environmental matters. The final outcome of such matters cannot always be determined with certainty and such actions may therefore have a material adverse effect on the Company's financial position and its results of operations or cash flows.

RISKS ASSOCIATED WITH OUR ACCOUNTING POLICIES AND ESTIMATES THAT MAY HAVE A

MATERIAL EFFECT ON THE COMPANY'S FINANCIAL RESULTS:

Significant accounting policies and estimates have material effects on our calculations and estimations of amounts in our financial statements. Our operating results and balance sheets may be adversely affected either to the extent that actual results prove to be adversely different from previous accounting estimates or to the extent that accounting estimates are revised adversely. We base our critical accounting policies, including our policies regarding revenue recognition, reserves for returns, rebates, and bad debts,

deferred tax asset recognition, pension plan assumptions and inventory valuation, on various estimates and subjective judgments that we may make from time to time. The judgments made can significantly affect net income and our balance sheets. Our judgments, estimates and assumptions are subject to change at any time. In addition, our accounting policies may change at any time as a result of changes in GAAP as it applies to us or changes in other circumstances affecting us. Changes in accounting policy have affected and could further affect, in each case materially and adversely, our results of operations or financial position.

RISK FACTORS THAT MAY NEGATIVELY IMPACT OUR STOCK PRICE:

Our revenues and operating results may vary significantly from quarter to quarter due to a number of factors particular to the Company, its industry and the markets in which it operates. Not all of these factors are in our control.

These factors may include: sales falling below anticipated levels because of the timing of orders or weakening demand; adverse sales mixes; regional economic and governmental conditions; raw material price volatility; profit volatility arising from the seasonality of the garden product trade and benefits from restructuring initiatives falling below forecast. Such factors may therefore cause our operating results for future periods to be below the expectations of management and the Company's advisers and this may cause a decline in the price of our common stock.

There has been no material change in our risk factors from those described on pages 12 to 16 in our Form 10-K for the fiscal year ended September 30, 2006.

                    27

CORPORATE ORGANISATION

Spear & Jackson, Inc. ("Spear & Jackson", the "Company" or "we") currently conducts its business operations through its wholly owned subsidiaries, Spear &

Jackson plc and Bowers Group plc, and, until September 30, 2003, Mega Tools Ltd and Mega Tools USA, Inc. A brief summary of our corporate organizational history is as follows:

Incorporation of Megapro Tools, Inc.

The Company was incorporated under the name Megapro Tools, Inc., on December 17,

1998 under the laws of the State of Nevada. The Company was inactive until the acquisition of Mega Tools Ltd and Mega Tools USA, Inc., by means of a reverse acquisition, on September 30, 1999.

Incorporation of Mega Tools Ltd and Mega Tools USA, Inc.

Mega Tools Ltd was incorporated in British Columbia, Canada, on January 7, 1994.

Mega Tools USA Inc. was incorporated under the laws of the State of Washington on April 18, 1994. Prior to the acquisition by Megapro Tools, Inc., Mega Tools

USA Inc. was operated as a subsidiary of Mega Tools Ltd.

The acquisition of Mega Tools Ltd and Mega Tools USA, Inc. by Megapro Tools,

Inc.

On September 30, 1999 Mega Tools Ltd was acquired from Mrs. Maria Morgan,

Envision Worldwide Products Ltd, Mr. Robert Jeffrey, Mr. Lex Hoos and Mr. Eric

Paakspuu in exchange for the issue of 6,200,000 restricted shares in the common stock of Megapro Tools, Inc. These shares were valued at $275 for accounting purposes, representing the total paid-in-capital of the Mega Tools Ltd shares acquired. Mega Tools USA, Inc. was acquired from Mega Tools Ltd in exchange for the payment of $340,000 which was satisfied by the issuance of a promissory note to Mega Tools Ltd. The acquisition of Mega Tools USA, Inc. was completed immediately prior to the acquisition of Mega Tools Ltd. Megapro Tools, Inc. had no business assets prior to the acquisition of the two companies.

Prior to the acquisition of Mega Tools Ltd and Mega Tools USA, Inc., each of

Mrs. Maria Morgan, Mr. Robert Jeffery, Mr. Lex Hoos and Mr. Eric Paakspuu were shareholders of Mega Tools Ltd. Neither Mrs. Maria Morgan, Mr. Robert Jeffery,

Mr. Lex Hoos nor Mr. Eric Paakspuu was a director or officer of Mega Tools Ltd or Mega Tools USA and neither individual had any management role with Mega Tools

Ltd or Mega Tools USA, either before or after the acquisition. Envision

Worldwide Products Ltd owned 24.8% of the shares of Mega Tools Ltd prior to the acquisition of this interest by Megapro Tools, Inc.

The former stockholders of Mega Tools Ltd acquired a proportionate interest in

Megapro Tools, Inc. upon completion of the acquisition of Mega Tools Ltd and

Mega Tools USA. Mr. Neil Morgan, husband of Mrs. Maria Morgan, was sole promoter upon inception. Other than the issue of stock to Mrs. Maria Morgan upon the acquisition of Mega Tools Ltd, Mr. Morgan did not enter into any agreement with the Company in which he was to receive from or to provide to the company anything of value. Mr. Neil Morgan was the legal and beneficial owner of the interest in Mega Tools Ltd held by Mrs. Maria Morgan. Mrs. Morgan acquired the interest previously held by Mr. Morgan on April 16, 1999. Prior to the acquisition of Mega Tools Ltd and Mega Tools USA, Mr. Neil Morgan was the

president and chief executive officer of Megapro Tools, Inc. and each of Mega

Tools Ltd and Mega Tools USA. Mr. Morgan continued as president and CEO of

Megapro Tools, Inc. upon completion of this acquisition.

Acquisition of Spear & Jackson plc and Bowers Group plc by Megapro Tools, Inc.

On August 23, 2002, USI Mayfair Limited, a corporation organized under the laws of England and a wholly owned subsidiary of USI Global Corp., Megapro Tools,

Inc. ("Megapro") and S and J Acquisitions Corp. (a company incorporated on

August 22, 2002 under the laws of the State of Florida and a wholly owned subsidiary of Megapro Tools, Inc.) executed a Stock Purchase Agreement to acquire all of the issued and outstanding shares of Spear & Jackson plc and its affiliate, Bowers Group plc, owned by USI Mayfair Limited. The purchase price comprised 3,543,281 shares of common stock of Megapro and promissory notes in the principal amount of (pound)150,000 pounds sterling ($232,860) ("the

Transaction"). The Transaction closed on September 6, 2002.

                    28

Concurrently with the closing of the Transaction, and as a condition precedent thereto, Megapro closed a Private Placement pursuant to which it agreed to issue

6,005,561 shares of the common stock of Megapro to PNC Tool Holdings, LLC, a

Nevada limited liability company ("PNC"), in consideration for $2,000,000 (the

"Private Placement"). Mr. Dennis Crowley ("Crowley"), who became CEO of the company, was the sole owner of PNC.

In connection with the closing of the Transaction, certain principal shareholders of Megapro, including Envision Worldwide Products, Ltd, Neil Morgan and Maria Morgan contributed an aggregate of 4,742,820 shares of their common stock of Megapro to the capital of Megapro, and agreed to a two-year lock-up with respect to their remaining 192,480 shares of common stock of Megapro. The stockholders did not receive any consideration in connection with their contribution of shares. As a result of the closing of the Transaction and the

Private Placement, and upon the effectuation of all post closing matters,

Megapro had 12,011,122 shares of common stock outstanding, 6,005,561 shares of which were beneficially owned by PNC. The shares issued to PNC were subject to the terms of a Stockholder's Agreement and a Registration Rights Agreement.

In the Stockholders' Agreement dated as of September 6, 2002 by and among

Megapro Tools, Inc., USI Mayfair Limited, PNC and Crowley (the "Stockholders")

it was agreed that, other than certain "unrestricted transfers", the parties involved would not transfer any Company securities for the two years beginning on September 6, 2002. On September 6, 2002, under an unrestricted transfer relating to the transfer of stock from a permitted affiliate, USI Mayfair

Limited, transferred all of the Company securities owned by it, along with all of its rights under the Stockholders' Agreement, to USI Global Corp.

Since the date of the Transaction, the Company has not issued any shares of its stock except under a limited number of options and has not engaged in any financing using its stock.

Change of Name to Spear & Jackson, Inc.

On October 1, 2002, the Board of Directors unanimously executed a written consent authorizing and recommending that the stockholders approve a proposal to effect the change of name to Spear & Jackson, Inc. On October 2, 2002, company stockholders holding a majority of the voting power of the Company executed a written consent authorizing and approving the proposal to effect the name change.

The Board believed that the new name, Spear & Jackson, Inc., would reflect the change in business and would promote public recognition and more accurately reflect the Company's intended business focus.

On November 7, 2002, the name of the Company was changed from Megapro Tools,

Inc. to Spear & Jackson, Inc. through the filing of a Certificate of Amendment to the Company's Articles of Incorporation with the Secretary of State of the

State of Nevada.

Recent Regulatory Matters

On April 15, 2004, the US Securities and Exchange Commission filed suit in the

U.S. District Court for the Southern District of Florida against the Company and

Mr. Dennis Crowley, its then current Chief Executive Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the

Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

As a further measure, the Court appointed a Corporate Monitor to oversee the

Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock.

                    29

Following Mr. Crowley's suspension the Board appointed Mr. J.R. Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman.

Mr. William Fletcher, a fellow member of the Company's Board of Directors, who,

until October 27, 2004, was the Company's Chief Financial Officer, and who is a

director of Spear & Jackson plc, based in Sheffield, was elected to serve as acting Chief Executive Officer.

Following extensive settlement negotiations with the SEC and Mr. Crowley, the

Company reached a resolution with both parties. On September 28, 2004, Mr.

Crowley signed a Consent to Final Judgment of Permanent Judgment with the SEC,

without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of $3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000.

In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants International Media Solutions, Inc., Yolanda Velazquez and

Kermit Silva who are not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of

2002.

On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

Additionally, the Company entered into a Stock Purchase Agreement with PNC Tool

Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the Stock

Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC, which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the Sarbanes-Oxley Act of

2002.

With the return of the Spear & Jackson shares to the Company by PNC, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which at this time was a beneficial owner of 3,543,281 shares of common stock, had its interest in the

Company increased to approximately 61.8% of the outstanding common stock.

On April 11, 2005, Jacuzzi agreed to the termination of a previous letter agreement dated September 6, 2002, which supplemented the Stockholders'

Agreement of the same date. The letter agreement required Jacuzzi to vote a substantial portion of its voting stock in the Company in proportion to the vote of other stockholders of the Company. At the time the letter was executed,

Jacuzzi was a principal, but a minority shareholder of the Company. As explained above, with the return to the capital of the Company of the majority shareholder interest previously held by PNC, Jacuzzi then held a majority capital stock interest in the Company, and the continuation of the letter agreement was no longer considered necessary for the fulfillment of its original intent. Jacuzzi also provided a general release to the Company and its affiliates excepting

Dennis Crowley and his spouse.

                    30

Disposal of Majority Interest by Jacuzzi to United Pacific Industries Limited

On April 21, 2005, Jacuzzi adopted a plan of disposition of its interest in the

Company's common stock. On March 23, 2006, Jacuzzi and its subsidiary undertaking, USI American Holdings, Inc. ("USI" and, together with Jacuzzi, "the

Seller") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"

with United Pacific Industries Limited ("UPI"), a Bermuda Corporation, whose shares are traded on the Hong Kong Exchange, to sell its entire holding of

3,543,281 shares of the common stock ("the Shares") of Spear & Jackson, Inc. to

UPI for $1.40 per share for an aggregate purchase price of $4,960,593.

The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction. UPI agreed that neither it nor any of its affiliates would purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

A copy of the Stock Purchase Agreement is on file with the SEC in connection with the filing by Jacuzzi of a Schedule 13D/A on March 27, 2006.

The Seller and UPI entered into Amendment No. 1 dated as of May 4, 2006

("Amendment No. 1 to the Stock Purchase Agreement") to extend the date by which the Seller and UPI were required to lodge the clearance application with the UK

Pensions Regulator. The Seller and UPI subsequently received a comfort letter dated July 5, 2006 issued by the UK Pensions Regulator (the "Comfort Letter").

The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated as of

July 10, 2006 ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which states the UK Pensions Regulator is of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the

Seller of all of its shares of Spear & Jackson, Inc. to UPI is not detrimental to the UK pension plan and the UK Pensions Regulator believes that a clearance is not necessary for the transaction.

In addition, pursuant to Amendment No. 2 to the Stock Purchase Agreement, UPI

agreed, subject to the Closing having occurred, to indemnify the Seller and JBI

Holdings Limited (the "Jacuzzi Indemnified Parties") should the UK Pensions

Regulator, regardless of the Comfort Letter, require any of the Jacuzzi

Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries.

In addition, UPI has also agreed that for a period of 12-months from the Closing

Date, UPI will not, and will use its best efforts to ensure that neither SJI nor any of its subsidiaries will, take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the Jacuzzi Indemnified Parties in relation to any UK pension plan in which SJI or any subsidiary of SJI is an employer.

Further, UPI agreed that for a period of 12-months from the Closing Date, that it will not (and will use its best efforts to ensure that neither SJI nor any subsidiary of SJI will) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a 'Type A' event unless UPI procures that clearance is issued by the UK Pensions Regulator in relation to such event in terms which confirm that no Jacuzzi Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

Closing occurred on July 28, 2006.

On June 22, 2006, Jacuzzi and UPI filed a preliminary Form 14C with the SEC announcing notice of change in control and of a majority of directors pursuant to section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1

thereunder. The 14C indicated that three new directors would be designated by and elected to the Board of directors by UPI, to serve until the Company's next annual meeting. The 14C became effective on August 7, 2006, and the three new directors replaced the incumbent directors on about August 27, 2006. In the interim, the Board by resolution, appointed the three new directors--Lewis Hon

Ching Ho, Andy Yan Wai Poon and Maria Yuen Man Lam--to the Board effective on

August 9, 2006.

                    31

As previously reported by the Company, on July 28, 2006, Jacuzzi Brands, Inc.

together with USI American Holdings, Inc., completed the sale of their shares of common stock of Spear & Jackson (representing a majority interest) to United

Pacific Industries Limited, which shares are held by United Pacific Industries

Limited's wholly-owned subsidiary Pantene Global Holdings Limited (collectively,

"UPI"). On August 7, 2006, the Company filed with the Securities and Exchange

Commission, and mailed to the Company's stockholders, an Information Statement pursuant to Sections 14(c) and 14(f) of the Securities Exchange Act of 1934, as

amended, disclosing the intention of UPI to execute a written consent, as majority stockholder, electing to the Board of Directors the following UPI nominees: Lewis Hon Ching Ho; Andy Yan Wai Poon; and Maria Yuen Man Lam. On

August 9, 2006, the Board of Directors expanded the Board of Directors from three members to six members and elected as additional directors Messrs. Ho and

Poon and Ms. Lam. Information concerning the backgrounds of the new Directors is included in the Information Statement under the heading "Information Regarding the Executive Officers and New Directors".

The Board of Directors elected the new Directors as a means to facilitate the transition from the prior Board of Directors to the new Board of Directors.

Messrs. Harrington, Fletcher and Dinerman retired as Directors on or about

August 27, 2006. On November 8, 2006 the Company filed form 8-K to announce

Maria Yuen Man Lam's resignation as a director of the Company. On February 21,

2007 the Company filed form 8-K to announce the appointment of Mr. Patrick J.

Dyson as director and Chairman of the Company with effect from that date. In addition, the filing contained the announcement of the resignation of Mr. Andy

Yan Wai Poon as a director and secretary of the Company with effect from

February 28, 2007 and the appointment of Mr. Patrick J. Dyson as secretary with effect from that date. On April 17, 2007 Mr. D. Preston Jones was appointed as an independent director. Although Soneet Kapila continued to serve as Corporate

Monitor for the Company, on January 10, 2007, he applied to the Court to terminate his role as Corporate Monitor having determined that his function was no longer necessary. On January 22, 2007, the US District Court for the Southern

District of Florida entered into its Order and the Corporate Monitor was relieved of his duties.

Further Changes to Corporate Organization

During the year ended September 30, 2005 the Company set up a new sales and distribution facility, CV Instruments BV, in Maastricht, Holland. This new

facility specializes in the distribution of portable hardness testing equipment manufactured in China and the sale of general engineers hand tools.

Additionally, an allied manufacturing, quality control and distribution centre,

Bowers Eclipse Equipment Shanghai Co. Limited, was established in Shanghai,

China and it is expected to become fully operational as a distribution and manufacturing operation during the third quarter of fiscal 2007.

Exit from Screwdriver and Thread Gauge Measuring Operations

With effect from September 30, 2003 the Company exited its screwdriver operations following the disposition of the trade and assets of Mega Tools Ltd and Mega Tools USA, Inc.

The disposition of the trade and assets of the screwdriver division was undertaken by Neil Morgan who was then heading up the division. The Company believed that no specific authorization was afforded to Mr. Morgan to undertake that disposition. The disposition proceeds were in the form of $284,000 of loan notes and other receivables and the discharge of a loan of $100,000 owed by the

Company to the managing director of the screwdriver division. Full provision was made in the Company's Financial Statements against the recoverability of these disposition proceeds. It was subsequently agreed with Megapro that it would pay

Canadian $ 53,900 (approximately $41,000) in settlement of those debts and these were paid in monthly installments of Canadian $5,000 (approximately $3,800).

During the fourth quarter of fiscal 2005, the Company began marketing for sale certain assets associated with its UK thread gauge measuring business. On

February 28, 2006, the Company concluded the sale of these assets for a nominal consideration. The assets sold comprised plant and equipment, inventories and goodwill. The acquirer paid (pound)1 sterling and assumed certain liabilities in respect of the leased premises from which the trade operates. The carrying values of the assets relating to this operation were written down to estimated fair value and the net operations, cash flows and assets have been presented as

"Discontinued Operations" in accordance with Statement of Financial Accounting

Standards ("SFAS") 144.

                    32

Recent Litigation Developments

Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by Company

stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and former acting Chief Executive

Officer. These suits alleged essentially the same claims as the SEC suit discussed above.

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Crowley in the class action had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited the sum of $650,000 into a Qualified

Settlement Fund, for disbursement to the Settlement Class pending approval of the Court. Subsequent to this, Sherb & Co. also agreed to the terms of the

Settlement agreeing to contribute an additional $125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The Settlement Hearing

was set for May 11, 2007 at 11:30 a.m. at the West Palm Beach, Florida Federal

District Courthouse to determine whether the terms of the Settlement are fair,

just reasonable and adequate to the Settlement Class, and should be approved by the Court; whether a final judgment should be entered dismissing the litigation;

whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to plaintiffs' lead counsel. The Order also appointed a claims administrator and provided for notice to those who sought exclusion from the Settlement Class.

On May 11, 2007, the U.S. District Court for the Southern District of Florida,

sitting in West Palm Beach Florida, heard the Plaintiff's motion for Final

Approval of the Class Action Settlement and Plan of Allocation, to which there were no objectors or class members that opted out of, the settlement. On May 14,

2007, the Court signed the Final Judgment thus forever extinguishing all of the class claims against the Company, and barring any claims for contribution by third parties. The Final Judgment made clear that the settlement was not an admission of wrongdoing or liability by the Company.

To facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's

Administrator applied to the Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's Administrator to disburse the collective funds.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint, Hapka v. Crowley, et al. Case No: CA005068 filed on June 1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit named the Company as a nominal defendant. Also named as defendants were former directors Robert

Dinerman, William Fletcher and John Harrington, in addition to Dennis Crowley and the Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in

April 2004 in the U. S. District Court for the Southern District of Florida, and

the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

                    33

Due to ongoing settlement discussions with the plaintiff's attorney, the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of $70,000 in legal fees.

The settlement was filed with the Court in early November 2006, and if approved by the Court, will result in a dismissal of the suit and release the Company and the former director defendants Messrs. Robert Dinerman, William Fletcher and

John Harrington, would be dismissed. Dennis Crowley and Sherb & Co. continue as defendants in this suit.

On February 2, 2007, the Circuit Court entered a Preliminary Approval Order preliminarily approving the partial settlement pursuant to the Stipulation of

Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman. The Court has set May

29, 2007 at 8a.m. at the West Palm Beach County Courthouse, for the final

Settlement Hearing to determine (i) whether the terms of the Partial Settlement are fair, just reasonable and adequate to the derivative stockholders and to the

Company, and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear &

Jackson, as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

There can be no assurance that the Courts will approve the terms of this settlement.

SUMMARY OF PRINCIPAL OPERATIONS

Spear & Jackson, Inc., through its principal operating entities, as disclosed in note 1 to the financial statements, manufactures, factors and distributes a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australasia, North and

South America, Asia and the Far East. These products are manufactured and distributed under various brand names including:

   * Spear & Jackson - garden tools;

   * Neill - hand tools;

   * Bowers - bore gauges and precision measuring tools;

   * CV - precision measuring instruments;

   * Robert Sorby - wood turning tools;

   * Moore & Wright - precision tools;

   * Eclipse - blades and magnetic equipment;

   * Elliot Lucas - pincers and pliers; and

   * Tyzack - builders' tools

Until the disposition of the screwdriver division in September 2003, the Company also manufactured and sold a range of patented multi-bit screwdrivers under the

"Megapro" brand name. The Company also manufactured and sold a rage of thread gauge measuring equipment under the "Coventry Gauge" logo until the sale of the principal business assets of that operation in February 2006.

The Company's four principal business units and their product offerings can be summarized as:

1)  NEILL TOOLS, consisting of Spear & Jackson Garden Tools and Neill Tools,

   manufactures, among other products, hand hacksaws, hacksaw blades, hacksaw frames, builder's tools and wood saws, all non-powered. In addition, Neill

   Tools has supplemented its UK manufactured products with factored products and bought in components from Far Eastern and Indian suppliers. Neill

   Tools product offering now includes a full range of hand power tools and,

   from January 1, 2005, Spear & Jackson Garden Tools' range has been supplemented by a portfolio of electric powered garden tools.

2)  ECLIPSE MAGNETICS' key products are permanent magnets (cast alloy),

   magnetic tools, machine tools, magnetic chucks and turnkey magnetic systems. Products range from very simple low-cost items to technically complex high value added systems. In addition, Eclipse Magnetics engages in the trading of other magnetic material, sourced from the Far East, both to end-customers as well as parts to UK manufacturers. Eclipse is also involved in applied magnetics and supplies many areas of manufacturing with products such as separators, conveyors, lifting equipment and material handling solutions.

                    34

3)  The Company's metrology division comprises:

   MOORE & WRIGHT which manufactures a wide variety of products. The core product ranges principally include low technology measuring tools and hand held gauges for checking the threads, diameters and tapers of machined components. This division has supplemented its manufactured products with a range of factored items.

   BOWERS METROLOGY, which is a manufacturer of high specification metrology instruments including precision, bore gauges, which measure the diameter of machined components. In addition to the core range of bore gauges, the

   Company also manufactures universal gauges and hardness testing equipment.

   In December 2004, the division secured the European distributorship rights for a range of premier portable hardness testers sourced from China. This distribution operation is operated through a specifically formed Dutch subsidiary company, CV Instruments Europe BV, based in Maastricht,

   Holland. An allied manufacturing, quality control and distribution centre,

   Bowers Eclipse Shanghai Equipment Limited, was established in Shanghai,

   China, during the year ended September 30, 2005.

4)  ROBERT SORBY is a manufacturer of hand held wood working tools and complementary products. The products are handcrafted with strong aesthetic appeal.

In addition, Spear & Jackson, Inc. has subsidiary companies in France (Spear &

Jackson France SA) and Australasia (Spear & Jackson (Australia) Pty Limited and

Spear & Jackson (New Zealand) Limited) which act as distributors for Spear &

Jackson and Bowers manufactured products and complementary products sourced from third party suppliers.

The Company's continuing operations can be analyzed into three business segments, hand and garden tools, magnetic products and metrology tools.

For further detailed financial information by reportable segment, including sales, profit and loss, and total asset information, see note 12 in the "Notes to the Condensed Consolidated Financial Statements" included within this

Quarterly Report on Form 10-Q. Also included within note 12 is a detailed geographical analysis including sales, profit and loss, and total net asset information.

The Company's product offering comprises both own-manufactured items and products sourced from third party suppliers as fully complete factored products or semi finished products.

The Company's principal manufacturing sites can be summarized as:

   Name/Location           Products Manufactured

   -------------           ---------------------

A.  UK:

   Neill Tools            Hand tools

   Atlas Site, Sheffield

   Robert Sorby           Woodturning tools

   Sheffield

   Bowers Metrology         Precision measuring tools

   Bradford

Up to the date of their closure in November and December 2006, the Company also manufactured a range of garden tools at its UK plant in Wednesbury and a range of magnetic products at its premises in Vulcan Road, Sheffield, England.

B.  France:

   Spear & Jackson          Assembly of garden tools

   France

We currently sell our products to industrial, commercial and retail markets throughout the world, with a significant concentration in the United Kingdom,

European Union, Australia, New Zealand and the Far East.

                    35

These markets chiefly comprise:

The non-powered hand tool industry in which the Company has hand tool,

engineers' hand tool and garden tool business interests. These products are typically sold in industrial catalogs, hardware stores, garden centers and multiple retailers. This industry is highly mature with clearly defined traditional brand names being joined by a broad base of "house brands" typically supplied from third world manufacturers.

The magnetic industry. This can be split into magnet manufacturers and magnetic integrators. The magnet users and integrators utilize the magnetic materials to produce products such as security sensors, electrical windows and magnetic filters and lifters.

The metrology industry, which can be split into two main market segments: (i)

low tolerance tools such as tape measures, rulers and protractors and (ii)

surface roughness measuring equipment and laser measuring instruments, etc.,

used in the exact measurement of technologically precise machined components.

The Company's Bowers Metrology Group presently operates in the latter market segment on a worldwide basis.

The hobbyist and professional wood turning industry. This industry is relatively small and caters to individuals who have reasonable disposable income, often retirees, or who are professional wood turners producing craft products.

Our strategy is to maintain and develop the revenues of our businesses through such methods as:

  o Maintaining and heightening the profile of our existing quality brand names. Such activity will comprise trade, general and TV advertising,

   extensive promotional work at trade shows, the development of corporate web sites, etc.

  o Continuous product improvement and innovation.

  o Increasing market share by offering highly competitive product offerings.

  o The launch of new and innovative product and product ranges.

  o Improving manufacturing efficiencies and continually reviewing other cost saving measures.

The Company offers a comprehensive range of tools and equipment ranging from hacksaw blades to pliers, from secateurs to digging forks and from a simple red magnet to a computer controlled materials handling system.

The Company's policy is to support its core product offering with a pipeline of new products and range extensions. In the three months to March 2007 new product range launches and other significant product related business developments have included:

  o Neill Tools has confirmed new listings within major UK builder's merchants with a new range of "Ready to go" plasterers tools. Additionally, a new range of petrol driven garden tools was launched within the UK retail sector complementing the division's existing range of electric powered garden tools. The new e-series range of garden digging tools was launched,

   designed to prevent back strain.

  o The Eclipse Magnetics division has continued to focus on filtration products aimed at domestic and industrial boiler systems, consumer hydraulic filters and products for filtering petroleum delivered to gas stations.

  o The Bowers division has been preparing for the launch of a range of new products including the Bowers "Ultima" high-accuracy bore gauging range and the "Eseway" automatic Rockwell hardness testers at the main industry trade show to be held in Germany in May 2007.

  o Our Australasian division has been investigating and reviewing a number of product initiatives for release including garden digging products, power generators and a S&J apprentice pack comprising S&J masonry and hand tool products.

                    36

DISCUSSION OF CRITICAL ACCOUNTING POLICIES

We prepare our consolidated financial statements in accordance with accounting policies generally accepted in the United States. As such, we are required to make certain estimates, judgments and assumptions that we believe are reasonable based upon the information available. These estimates and assumptions affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Actual results could differ significantly from those estimates under different assumptions and conditions.

Management's Discussion and Analysis or Plan of Operation in the Company's 10-K

filing for the year ended September 30, 2006 included a detailed discussion which addressed our most critical accounting policies. The quarterly financial statements for the period ended March 31, 2007, attached hereto, should therefore be read in conjunction with that discussion.

These policies are those that are most important to the portrayal of our financial condition and results of operations and which require our most difficult and subjective judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.

Our most critical accounting policies are those relating to revenue recognition,

foreign exchange risk, inventory valuation, pension and post-retirement benefit obligations and accounting for deferred and income taxes.

Since September 30, 2006 there have been no changes in our critical accounting policies and no significant change to the assumptions and estimates related to them.

Reclassification

Certain reclassifications have been made to the consolidated financial statements for the three and six months ended March 31, 2006 in order to conform to current year presentation. Gains arising on the sale of property and manufacturing and other reorganization costs have been reclassified so that such gains and costs are now shown as a component of "Operating Costs, Income and

Expense". These items were previously captioned as "Unusual or Infrequent Items"

and were presented after the Operating profit (loss) for the period. These reclassifications impact only on the presentation of the Consolidated Statement of Operations and do not have any impact on previously reported net income or loss.

OVERVIEW

When compared to the equivalent periods last year, the results for the quarter and six months ended March 31, 2007 show increases in sales and reductions in operating losses such that the company returned to operating profitability for the quarter ended March 31, 2007.

Sales revenues for the quarter ended March 31, 2007 increased by $1.6 million

(5.8%) from $27.57 million in 2006 to $29.17 million in 2007. This increase is analyzed as favorable currency exchange fluctuations in the period of $2.85 million offset by reduced sales volumes of $1.17 million and increased sales rebates of $0.08 million. Sales volume improvements were recorded in our

Metrology, Robert Sorby, Australia, New Zealand and French divisions, but these increases were negated by volume shortfalls in our Neill Tools and Eclipse

Magnetics businesses.

In the second quarter of fiscal 2007 soft retail demand continued in the UK, and the weak US dollar had an adverse effect on the division's sales into US$

denominated markets. In addition, UK garden product sales in the quarter were down compared to Q2 of fiscal 2006. This arose as a result of timing differences on sales of Spear & Jackson electric garden products to a major UK catalog chain. Sales to this customer were transacted in quarter 2 of 2006 but, in fiscal 2007, the comparable sales have been rescheduled into later months of the year.

For the six months to March 31, 2007 sales increased by $3.49 million (6.91%)

from $50.50 million in 2006 to $53.99 million in 2007. The increase comprised

$4.58 million relating to favorable currency exchange variations, offset by

$0.83 million reductions in sales volumes and $0.26 million increased sales rebates.

                    37

Gross profit was $ 10.25 million (35.13%) for the quarter to March 31, 2007 compared to $8.49 million (30.81%) for the prior year. For the six months to

March 31, 2007 the gross profit was $18.59 million (34.43%) compared to $15.52 million (30.74%) in the previous year. The improvement reflects the reduction of direct costs as a result of the extensive restructuring initiatives in our UK tool and magnetic products manufacturing operations. Own-manufactured product is being progressively replaced with factored items sourced from overseas thereby reducing costs and increasing profitability.

Selling, general and administrative expenses have increased by $0.63 million

(6.67%) in the current quarter and $1.27 million (6.89%) for the year to date.

After eliminating the adverse impact of movements in average US$/sterling cross rates in the period ($1.85 million in the half year and $1.04 million in the quarter ended March 31, 2007) and general inflationary increases ($0.44 million in the six months ended March 31, 2007 and $0.22 million in the quarter ended on that date) the underlying trend is one of decreased SG&A costs.

The results for the three months and six months to March 31, 2007 include a

$0.22 million and $0.31 million credit respectively relating to gains on property sales. Reorganization costs in the three months to March 31,2007 were

$0.08 million (2006: $1.23 million) and for the six month period under review they were $0.10 million (2006: $1.23 million). The $1.23 million loss in 2006 relates to costs in connection with the closure of the company's manufacturing facility in Wednesbury, England.

As a result of the higher gross profits less increased overhead costs, the

Company's Q2 operating result has improved by $2.5 million (122.4%) from a loss of $2.04 million in 2006 to an income of $0.46 million in 2007. For the six months to March 31, 2007 losses have decreased by $3.24 million from $4.13 million in 2006 t $0.89 million in 2007.

The improvements in profitability are principally driven by the various UK reorganization programs initiated in fiscal 2006. These comprise the closure of the remaining element of the Company's manufacturing site at Wednesbury, the transfer of all warehouse and distribution operations previously carried out at that location to the Company's Atlas site in Sheffield, the closure of certain manufacturing activities at the Atlas site and the cessation of magnet production and the relocation of the remaining operations of the Magnetics division to the Company's Atlas site.

To consolidate these operating profit improvements, the Company's focus continues to be the launch of new products and the implementation of initiatives to reduce its operational base costs. Such initiatives may include improved raw materials and product procurement and the introduction of more efficient processes in order to minimize margin erosion and to retain a competitive pricing edge over cheap foreign imports. Opportunities will be explored to make the Company's manufacturing base more cost efficient. Going forward such initiatives, together with planned investment in new capital equipment in the

UK, China and elsewhere, if successfully implemented, should further improve the operating performance of the Company.

Despite consideration of these cost control initiatives, the Company's results continue to be adversely impacted by the significant non-cash, $8.0 million annual FAS 87 pension charge. As a result, and as is further explained in the

Outlook section, the Company anticipates that it will suffer an operating loss in the third quarter of fiscal 2007.

                    38

RESULTS OF OPERATIONS

The following discussion provides a review of results for the three and six months ended March 31, 2007 compared to the three and six months ended March 31,

2006.

Summary Profit and Loss Account Data:




                      Three Months             Six Months

                     Ended March 31,           Ended March 31,

                 --------------------------------   --------------------------------

                  2007    2006    % Change   2007    2006    % Change

                  $m     $m            $m     $m


Sales ......................    29.17    27.57    +5.80    53.99    50.50    +6.91

Cost of goods sold .........   (18.92)   (19.08)    (0.80)   (35.40)   (34.98)    +1.20

                 ------   ------          ------   ------

Gross profit ...............    10.25    8.49    +20.64    18.59    15.52    +19.75

Selling, general and

 administrative expenses ..    (9.93)   (9.30)    +6.67   (19.69)   (18.42)    +6.89

Gain on sale of land

  buildings ...............    0.22    -     +100.00    0.31      -   +100.00

Reorganization costs .......    (0.08)   (1.23)   (92.83)   (0.10)   (1.23)   (92.02)

                 ------   ------          ------   ------

Operating income (loss) ....    0.46    (2.04)   +122.4    (0.89)   (4.13)   +78.46

Other income ...............    0.13    0.08    +72.15    0.18    0.09   +110.3

                 ------   ------          ------   ------

Income(loss) from continuing    0.59    (1.96)   +130.3    (0.71)   (4.04)   +82.53

Income tax .................    (0.04)   (0.1)    +56.30    (0.09)    0.31   +429.5

                 ------   ------          ------   ------

Income(loss) from continuing

 operations after taxes ....    0.55    2.06   +126.56    (0.80)   (3.73)   +78.51

Loss from discontinued

 operations ...............    0.00    (0.07)   +100.00    0.00    (0.08)   +100.00

                 ------   ------          ------   ------

Net income (loss) ..........    0.55    (2.13)   +125.7    (0.80)   (3.81)   +78.95

                 ------   ------          ------   ------

Effective tax rate (%) .....    7.59    (5.09)         (13.46)   (7.59)

As a percentage of sales %:

Gross profit ...............    35.13    30.81          34.43    30.74

Selling, general and

 administration expenses ..    34.06    33.75          36.48    36.48

Operating income (loss) ....    1.57    (7.40)          (1.65)   (8.17)

Net income (loss) ..........    1.88    (7.71%)         (1.48)   (7.54)



Note: The percentage and percentage change data shown above have been calculated from the Consolidated Statements of Operations included within the Financial

Statements attached hereto. The financial data shown in the Financial Statements is given in thousands rather than the millions presentation adopted in the table above.

                    39

SALES

Sales from continuing activities increased by $3.49 million (6.91%) from $50.50 million in the six months ended March 31, 2006 to $53.99 million for the six months ended March 31, 2007. Sales of $29.17 million in the quarter ended March

31, 2007 were $1.60 million (5.80%) higher than sales of $50.5 million recorded for the comparable period last year.

The net increase in sales is analyzed as follows:

                           Three months   Six months

                           Ended      Ended

                           March 31,    March 31,

                           2007       2007

                      Note   $m        $m

Effect of exchange rate movements .....   (a)    2.85       4.58

Sales volume decreases ................   (b)   (1.17)      (0.83)

Increased rebates .....................   (c)   (0.08)      (0.26)

                           -----      -----

                           1.60       3.49

                           -----      -----

Analyzed by principal business segment, the net sales increase is reconciled as follows:

                           Three months   Six months

                           Ended      Ended

                           March 31,    March 31,

                           2007       2007

                      Note   $m        $m

a) Hand and garden tools

  Effect of exchange rate movements ..   (a)    1.92       3.11

  Sales volume increases .............   (b)   (1.84)      (1.60)

  Rebates ............................   (c)   (0.08)      (0.26)

                           -----      -----

                           0.00       1.25

                           -----      -----

b) Metrology tools

  Effect of exchange rate movements ..   (a)    0.63       0.92

  Sales volume increases .............   (b)    0.94       0.95

                           -----      -----

                           1.57       1.87

                           -----      -----

c) Magnetic products

  Effect of exchange rate movements ..   (a)    0.30       0.55

  Sales volume decreases .............   (b)   (0.27)      (0.18)

                           -----      -----

                           0.03       0.37

                           -----      -----

  Total                       1.60       3.49

                           -----      -----

Notes:

(a)  The functional currencies of the group's revenues are UK sterling, the

   Euro, the Australian and New Zealand dollar and the Chinese Yuan. The principal functional currency is sterling and the variation in the average

   US$/(pound) cross rate in the three and six month period to March 31, 2007 compared to the comparable period last year has had a significant favorable impact on the US dollar value of the group's sales. The average

   US$/(pound) cross rates in the periods under review can be summarized as:

                       Average Cross Rates

                       -------------------

                    2007    2006    % Movement

   3 months ended March 31,     1.955    1.750     11.72

   6 months ended March 31,     1.934    1.752     10.39

                    40

(b)  The general trading environment in our principal markets remains little changed from that reported in the previous quarter. Flat consumer demand continues, we face ongoing competition from rival suppliers across a number of product ranges and the practice of major retail customers promoting own label offerings sourced from the Far East at the expense of

   S & J Company product increases. As an additional factor, although the US

   $ value of the Company's sales has increased as a result of the movement,

   in particular, in the US$/Sterling cross rate, this weakening results in our products becoming uncompetitive in US$ denominated export markets.

   The Neill Tools division witnessed a decrease in sales due to rescheduling of certain electric garden product sales to later months of 2007 when the comparable sales in the prior year were transacted in Q2 of 2006. In addition, our Eclipse Magnetics division has witnessed poor demand for magnetic assemblies and materials and has further suffered as a result of low customer investment within the Materials Handling sector.

   Despite the ongoing trading conditions there have been some significant sales volume increases. In particular, within the Metrology division there has been both continued incremental sales growth via its selling and distribution facilities in Maastricht and Shanghai and resurgence in UK sales. Likewise, Robert Sorby witnessed strong North American sales and our Australian division has benefited from a successful air tools promotion.

(c)  Sales rebates charged in the three month period ended March 31, 2007 amounted to $1.65 million compared to $ 1.45 million in the three month period ended March 31, 2006. For the six month period under review rebates increased from $2.44 million in 2006 to $2.91 million in 2007. The increase is primarily due to increased trading volumes in Australia and

   France and the adverse movement in exchange rates.

SEGMENTAL REVIEW OF SALES

We aim to maintain and develop the sales levels of our businesses through the launch of new products, the improvement of existing ranges and the continued

marketing of our portfolio of brands in order to retain and gain market share.

Sales and revenue details on a segment basis are as follows:

NEILL TOOLS

Sales for the quarter ended March 31, 2007 of $11.62 million showed a decrease of $1.11 (8.7%) million over last years sales of $12.73 million. The decrease was attributable to adverse volumes of $2.32 million, offset by favorable exchange rates of $1.21 million. In the six months ended March 31, 2007 sales of

$20.90 million were $1.12 million (5.1%) lower than last year's sales of $22.02 million. This decrease comprised adverse volumes of $3.15 million, offset by favorable exchange movements of $2.0 million and decreased sales rebates of

$0.03 million.

Neill Tools continues to encounter a challenging trading environment in both its export and home markets.

One again, the UK retail sector has reported a downturn in consumer spending that has had an adverse impact on our hand and garden tools sales. Additionally,

the division's UK performance in the comparable period to March 2006 benefited from electrical product sales to a major catalog chain. The customer has rescheduled comparable sales in fiscal 2007 to the second half of the year.

Despite these difficult trading conditions, the UK garden centre initiative continues to develop, delivering volumes greater than our original expectations.

A complete new range of garden digging tools was launched in the UK independent garden market. Following this launch we now have three tiers of product for customer requirements. During the period under review we launched our new

"E-series" range of Garden digging tools. These are ergonomically designed to prevent back strain. Initial uptake is encouraging with listings obtained within both the UK retail and independent sectors.

In export markets, sales have been performing in line with levels experienced last year. Although demand from the Middle East has softened, this has been compensated by sales increases in the Far East. The export market continues to be driven by demand for our hacksaw blades. Sales of these products now represent 60% of our industrial tools' revenues and strategies continue to be evaluated to spread this sales concentration risk. The weakening US$ provides margin challenges within markets where transactions are denominated in that currency. We are now being approached to offer currency support to mitigate the adverse effect that the weak dollar has on certain of our customers.

                    41

Gross margins have improved considerably when compared to the same period last year. The main drivers behind the increased margins are the reduction in fixed production costs arising from the closure of the Company's UK manufacturing plant at Wednesbury and other reorganization initiatives and the outsourcing of previously manufactured products.

Going forward, the main challenges for the business remain the continuing review of the manufacturing cost base and the innovation of new product development in line with our core brands and competences. The division has now established links with UK universities to use their specialist design and technology skills to aid new product development. The outlook for quarter 3 looks positive with the order book being almost $1 million higher at March 31, 2007 than it was in the previous year. This places additional challenges on the business to ensure that these orders are delivered on a timely basis.

ECLIPSE MAGNETICS

Revenues for the quarter showed a marginal $0.03 million increase (1%) over last year's figures (2007 $2.84 million, 2006 $2.81 million) with favorable exchange movements of $0.30 million and adverse volumes of $0.27 million. For the six months ended March 31, 2007 sales showed a 6.95% increase of $0.37 million

(2007, $5.78 million, 2006, $5.41 million) attributable to favorable exchange variances of $0.55 million offset by adverse volumes of $0.18 million.

The sales shortfalls were driven by poor demand for magnetic assemblies and materials. Additionally, the lack of capital expenditure investment held back sales in the materials handling sector. Offsetting these adverse factors were improvements of 10% in our Separation division, which continues to increase its market share within the food processing industry.

Trading patterns within the magnetics market continue to reflect global industrial economic conditions. Our magnetic materials products suffered reduced demand within both the UK and overseas industrial distribution sectors.

Likewise, a downturn in capital expenditure in the Engineered Products market is having a negative impact on our project based business.

Competition from the Far East remains the main threat, whether directly or through agents, as more and more companies emerge in our trading markets who are able to offer high quality goods at low market price points. The strength of sterling against the US$ and the Euro is applying increasing pressure on our margins with the USA being our biggest export market.

Gross margins of 41%, before one -time stock provisioning, have improved since last year, the main driver being the reduction in fixed production costs. As previously reported, in August 2006, the company announced both the cessation of certain manufacturing activities at its site in Sheffield, England and the relocation of its remaining business to the Atlas site, Sheffield. The relocation was completed in December 2006. The cost of key primary materials,

steel, nickel and cobalt has continued to increase during the period, with cobalt and nickel trading at an 8 year high. This increase has and will continue to put pressure on our margins and, although we were able to pass on this increase as a surcharge within certain sectors, our main customers will not accept such surcharges until supply contract renewal dates.

Looking forward, the main challenge remains the distancing of rival Far East manufacturers from our key customer base. Our commodity-based business is under threat but to counter this, we continue to promote the attractiveness of our product by offering added value options to our customers. The materials handling section of the Engineered Products division is currently facing low quotation conversions and resource is therefore being focused on other key product groups to recover those shortfalls.

The continued price increases of neodymium, nickel and cobalt, which are already having an adverse impact on our margins, will continue to do so if prices keep increasing. To counter this, management continues to follow a strategy of new product development as a key driver in increasing market share within key product segments, active cost control and manufacturing efficiencies.

                    42

ROBERT SORBY

Sales for the quarter were $0.34 million (28.4%) more than the comparable period last year last year (2007 $1.55 million, 2006 $1.21 million), attributable to favorable exchange variances of $0.16 million and increased volumes of $0.18 million. In the six month period ending March 31, 2007, sales have increased by

$0.55 million (21.78%) from $2.53 million in 2006 to $3.08 million in 2007. This increase is attributable to favorable exchange variances of $0.29 million and increases sales volumes of $0.26 million.

The first two quarters of fiscal 2007 have witnessed improvements in both home and export retail sales when compared to the same period last year.

Growth in the second quarter has come primarily from North America where long-term marketing initiatives are coming into fruition. These initiatives include a program of in-store demonstrations in North-Eastern USA and retail shows across the United States and Canada.

In the UK sales increased by 2% where the success of the "ProEdge" sharpening system was offset by a downturn in demand for lathes and lathe chucks. Demand for the "ProEdge" product continues to exceed expectations but it is clear that sales are generated by dedicated product demonstrations and we will therefore continue to participate in dealer in-house shows etc. to promote this and other items.

Our retail operation continued to benefit form the incorporation of an

e-commerce site last summer and this now contributes 15% of the store's turnover. As a result, further focus will be put on e-commerce in future months.

Gross margins in the period have improved when compared to the same period last year, mainly attributable to a more favorable mix of product sales. At the same time overhead costs have been rigorously held in check.

Looking forward the business climate remains uncertain. There will be changes in our UK distribution of lathes and chucks and the continuing weakness of the US dollar against the pound sterling will negatively impact margins. The launch of the new "Pro-edge" sharpening system has created a number of new opportunities,

but given the relative complexities of marketing electrical products in international markets, the full launch of this product is to be phased in over a period of time. A European launch will be followed by the product's introduction into the US market with both launches being completed by the end of fiscal 2007.

BOWERS

Sales for the second quarter have increased by $1.57 million (39.34.%) from

$3.97 million in Q2 of fiscal 2006 to $5.54 million in Q2 of fiscal 2007. This increase is attributable to favorable exchange rate variances of $0.63 million and increased volumes of $.94 million. Cumulatively, sales have increased by

$1.87 million (23.28%) from $8.03 million in the six months to March 31, 2006 to

$9.90 million in the six months to March 31, 2007 attributable to favorable exchange rate variances of $0.92 million and increased sales volumes of $0.95 million.

Quarter 2 has proved to be excellent for the Bowers Group as a whole with all divisions performing well. In particular, export sales via our UK operations and sales from our distribution outlet in the Netherlands have been particularly strong. Additionally, after a disappointing Q1 UK sales performance, the UK division bounced back strongly with an excellent order intake from all sectors.

The Shanghai facility is currently operating as a quality control and administration centre for products being shipped to Europe. A further investment of $0.5 million was made in the operation in the current quarter to fund the purchase of capital equipment so that manufacturing operations can commence in quarter 3 of Fiscal 2007.

Gross margins have been in line with expectations with the cost of incentives to offset the strength of sterling and some higher than expected machinery maintenance costs being offset by improved margins on imported products due to the weakness of the US $. Energy costs and raw material costs have now stabilized but increases in the price of high demand materials such as steel and aluminium remain possible.

                    43

There were no major exhibitions in the latest quarter but, in May 2007, Bowers will be exhibiting in Germany, at the "Control" industry exhibition. This show is to be used as a platform to launch a new range of products including the new

Bowers "Ultima" high-accuracy bore gauging range and the new "Eseway" automatic

Rockwell hardness testers. These are two of the largest product launches that

Bowers has seen in more than five years and production of both lines is expected to commence from June 2007.

The continued recruitment of skilled labor in the UK manufacturing division continues to be challenging with fewer graduates choosing engineering as a career. New capital expenditure programs for CNC machinery are currently being implemented in order to counter this shortage of labor.

The outlook for the remainder of fiscal 2007 remains positive, particularly as we have rectified the disappointing first quarter sales in the UK domestic division. Much of the new business relates to the Aerospace market although the automotive sector is now showing signs of improvement. Recent currency fluctuations are a cause for concern although there are no signs, at the moment,

of the buoyant US industrial market slowing down.

S&J FRANCE

Sales in the quarter have increased by $0.36 million (10.13%) from $3.58 million in 2006 to $3.94 million in 2007, the increase being attributable to favorable exchange rate variances of $0.34 million and increased volumes of $0.04 million offset by increased rebate levels of $0.02 million. For the six month period ended March 31, 2007 sales have increased by $0.60 million (10.95%) from $5.52 million in 2006 to $6.12 million in 2007. This is attributable to favorable exchange variances of $0.49 million and increased volumes of $0.13 less increased rebates of $0.02 million.

Recently released statistics compiled by French garden product trade associations indicate that sales of garden products in the French market have decreased by 4.3% between 2005 and 2006. In addition to this overall decrease in demand, traditional garden tool sales continue to be negatively affected by intense competition and the increasing flow of cheap Asian and Far Eastern imports.

Despite this environment of softening demand for garden tools, sales of new products and the benefits of an increasingly diversified product offering have resulted in the company achieving increased sales volumes in the period. As an additional contributory factor, in comparison to the same period last year, we have also recorded increased sales to certain of our major customers under their own label brands albeit at very narrow margins.

Although our success in product diversification is encouraging, our base garden tool business continues to suffer. The French economy remains subdued and business conditions in the Company's principal markets have continued to mirror this depressed retail environment. As noted above, the volume of products sold is decreasing and the retail price points are being systematically reduced thanks to the amount of entry level products sourced, typically, from the Far

East. Additionally, competition remains intense in the French garden products market with a number of suppliers trying to secure business with a shrinking base of retail outlets. We can also see the trend becoming more widespread of customers switching to the sale of own label offerings at the expense of premium branded product. All of these factors inevitably lead to pressure on margins and the situation is exacerbated by our sales profile where 40% of our turnover is concentrated on two customers.

In order to relieve these margin pressures the Company continues to look for new suppliers in China and India in order to drive down product costs. Quality control and reliability of delivery times remain key criteria to ensure that the

Company's branding, customer service and market reputation are not compromised.

The Company will continue to concentrate on marketing activity to promote its principal brands and to secure new listings. Such activity has and will continue to centre on the publication of a new 2007 product catalogue, improvements to the Company web site, advertising, newsletters, e-marketing, etc.

                    44

As sales of traditional product lines decline (forks, hooks, snow tools, etc.)

it is clear that we must offer new product ranges and that we are able to offer products of the right quality and at appropriate price points. With this in mind we have tried to launch new products which are competitive in terms of price and which are not simply garden tools but with which are associated with a more general garden leisure theme, e.g. bonsai tools, wooden baskets, wooden crates,

repotting tables and decorative wooden wheel barrows. Focus will therefore continue on new product development as a way of both improving margins and eliminating the seasonal peaks that are typical of the garden products business.

AUSTRALASIA

Sales have increased by $0.42 million (12.71%) in the current quarter from $3.28 million in Q2 of 2006 to $3.70 million in Q2 of 2007. Volume increases of $0.26 million and favorable exchange rate variances of $.0.19 million were partially offset by increased sales rebates of $0.03 million. Cumulatively, for the six months to March 31, 2007 sales have increased by $1.21 million (17.25%) from

$6.99 million in 2006 to $8.20 million in 2007 due to favorable volumes of $1.16 million and exchange variances of $0.33 million, offset by increased rebates of

$0.28 million.

Australia has had a successful quarter following on from a high achieving Q1.

Once again, imported house brands and the ongoing drought have impeded sales of garden products compared to the previous year but this was offset by improved sales in masonry, hand tool and particularly air product categories as a result of promotions with major customers. This increased promotional activity has,

however, incurred higher levels of sales rebates.

In New Zealand there has been a slight dip in Q2 sales levels when compared to last year due to decreases in air and garden sales and the delisting of an unprofitable drainage product range being only partially offset by gains in garden cutting and digging tools. Overall for the six month period sales are higher than last year due to increased promotional activity within the air tool category. Customer confidence is at a high in New Zealand with reduced fuel prices resulting in increased disposable income.

As a result of increased sales levels, improved sourcing, wholesale price increases and currency price gains, and changes within the sales and customer mix of the businesses, gross margins have seen a considerable improvement over the same period last year.

Despite the Q1 and Q2 achievements, competition from imported Asian products and retailer house brands continue to place sales volumes, margins and market share under pressure.

Overall, increased sales to our major customers reflect the continued expansion and domination of the market by the major corporate retailers who continue to expand their market share at the expense of the traditional independent retail groups. As such, our sales mix reflects this trend with sales growth continuing in the corporate sector whilst sales to the independent retailers continue to decline. Our objective going forward is to spread our exposure to the corporate sector by increasing our sales and market share in the independent and industrial markets.

A major focus going forward will be the promotion and marketing of Spear &

Jackson brands to gain incremental sales and profit growth together with aggressive pricing strategies to maintain and improve market share in all the categories in which we compete. The division will continue to develop and introduce new and extended ranges under the S&J brand across the garden digging,

cutting, hand tool, masonry, hammer and air tool ranges. In addition, improved product procurement and the successful implementation of price increases will help to ensure our sales and trading margins continue to improve going forward.

                    45

COSTS OF GOODS SOLD AND GROSS PROFIT

Summary details regarding costs of goods sold as a percentage of sales and gross profit margins in the periods under review are as follows:

              Three months ended      Six months ended

             March 31,   March 31,   March 31,   March, 31

               2007     2006     2007     2006

               %       %       %       %

Cost of goods sold .....  64.87     69.19     65.56     69.26

as a % of sales

Gross profit margin ....  35.13     30.81     34.43     30.74

Costs of goods sold decreased to $18.92 million in the three month period ended

March 31, 2007 from $19.08 million in 2006. In the six month period under review costs of goods sold have increased from $34.98 million in 2006 to $35.40 million in 2007.

The increased gross margin in the periods under review and the decrease in the cost of goods sold as a percentage of sales reflects the improvements in manufacturing efficiencies and the reduction of direct costs as a result of the extensive restructuring initiatives in our UK manufacturing operations. The UK manufacturing reorganization program, initiated in the last quarter of 2005 and continued in the second and subsequent quarters of Fiscal 2006 with the announcement of the closure of our manufacturing site at Wednesbury in the UK,

the relocation of the UK central warehouse to the Atlas site in Sheffield and the cessation of certain manufacturing activities in the UK magnetics division has had, and will have, a beneficial effect on margins. Own-manufactured product is being progressively replaced with factored items sourced from overseas thereby reducing costs and increasing profitability.

We will continue to evaluate means of maintaining and improving current sales mixes and of further reducing costs of goods sold across all of our principal trading operations to avoid margin erosion. Improvements in manufacturing efficiency and the reduction of direct costs continue to be the focus of management as a means to improve competitiveness in new and existing markets.

Further pressure is exerted on our margins by the weak dollar and, to retain competitiveness, additional discounts have been offered in certain markets where our sales are transacted in that currency.

The Company's position is not, however, unique in this respect since the trading issues crystallized by the weakening value of the dollar are currently faced by many other UK companies with material export sales interests.

EXPENSES

Selling, general and administrative (SG&A) expenses increased by $0.63 million

(6.67%) from $9.30 million in the quarter ended March 31, 2006 to $9.93 million in the quarter ended March 31, 2007. In the six months ended March 3, 2007 costs of $19.69 million have increased by $1.27 million (6.89%) from $18.42 million in the six months to March 2006.

                    46

The principal reasons for the movements are as follows:

                          Increase over Prior Year

                       Quarter ended   Six months ended

                        March 31,      March 31,

                         2007        2007

                          $m         $m

a) Impact of movements in average

  US$/sterling cross rates in the period     1.04        1.85

b) Increased Bowers Shanghai 2007 costs .     0.08        0.20

c) Increased UK distribution costs ......     0.13        0.24

d) Inflationary increases ...............     0.22        0.44

e) Decreased US head office costs .......     (0.07)       (0.08)

f) Other net decreases ..................     (0.77)       (1.38)

                         -----       -----

Total net increase in SG&A expenses .....     0.63        1.27

                         -----       -----

GAIN ON SALE OF LAND AND BUILDINGS

The credit of $0.22 million in the quarter to March 31, 2007 represents the sale, on March 27, 2007, of land at the company's Atlas site in Sheffield,

England that was surplus to current requirements. The net credit of $0.31 million in the six month period relates to the gain on the sale of the Atlas site referred to above together with a credit of $0.9 million in relation to the deferred element of the gain arising on the sale, in July 2006, of the land and buildings at the Company's UK manufacturing site Wednesbury.

MANUFACTURING AND OTHER REORGANIZATION COSTS

A net charge of $0.08 million was incurred in the three month period to March

31, 2007 compared to a $1.23 million charge in the previous year. Cumulatively,

to March 31, 2007, a $0.10 million charge was incurred compared to $1.23 million in the previous year.

On January 25, 2006, the Company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. The closure and relocation of the Wednesbury facility was completed by November 30, 2006 and the costs for this exercise of $1.23 million, including employee severance payments, site closure expenses, factory reorganization expenses were provided for in the quarter to March 31, 2006. However, costs of $0.01million, including that element of employee severance costs relating to the payment of loyalty bonuses,

have been expensed to the profit and loss account in the Quarter to December

2006.

Additionally, in the quarter to September 30, 2006, the Company's UK subsidiary,

Eclipse Magnetics Limited, announced the cessation of certain of its manufacturing activities and its relocation to the Atlas site in Sheffield,

England. While provision was made for this move at September 30, 2006, further provisions of $0.08 have been made in the three months to March 31, 2007,

principally in respect of increases in the amounts previously provided re empty property rentals.

OTHER INCOME AND EXPENSES

Other income and expenses has moved from a net credit of $.08 million in Q2 of

2006 to a net credit of $0.13 million in Q2 of 2007. For the six month period under review other income and expenses has moved from a net credit of $0.09 million in 2006 to a net credit of $0.18 in 2007.

The increase is primarily due to the inclusion of $0.08 million in Q2 of fiscal

2007 in respect of the Group's share of earnings in Ningbo Hightec Magnetic

Assemblies Co. Ltd., a joint venture company in which the company holds a 25%

stake.

                    47

INCOME TAX

An income tax charge of $0.04 million arose in the quarter to March 31, 2007 compared to a charge of $0.1 million in the comparable period last year. For the six months to March 31, 2007 there was a $0.09 million charge compared to a

$0.31 million credit in the comparable period last year.

Income taxes represented 7.59% of the profit before tax in the three months to

March 31, 2007 and 5.09% of the loss before tax in 2006. For the six months to

March 31, 2007 taxes represented 13.46% of the net loss before tax and 7.59% for the comparable period last year.

In general, differences between the Company's effective rate of income tax and the statutory rate of 35% result from such factors as: tax charges in certain overseas subsidiaries within the Spear & Jackson group being taxed at rates different from the statutory rate; the utilization of tax losses which are not recognized within the deferred tax computation, the provision of valuation allowances against potential deferred tax assets regarded as non-recoverable and permanent differences between accounting and taxable income as a result of non-deductible expenses and non-taxable income.

The principal reasons for the significant fluctuations between the effective rates of tax and the US Federal statutory rate in the periods under review are summarized below:

   i)  As a result of pre-tax losses in a number of the UK entities in the six months to March 2007 and the ongoing benefit of a tax deduction

      (spread over 4 years) in respect of the special contribution of $7.2 million that was made to the Company Pension Plan in fiscal 2005,

      tax losses have been generated in certain of the UK companies.

      Valuation allowances of approximately $0.19 million have been applied to these losses as a recent history of losses and other factors has precluded the Company from demonstrating that it is more likely than not that the benefits of these operating loss carry forwards will be realized.

   ii)  Income within certain overseas subsidiaries within the Spear &

      Jackson Group is taxed at different rates from the effective rate.

      The typical local taxation rate suffered by the Company's non-US overseas subsidiaries is approximately 30% compared to a US Federal

      Statutory rate of 35%. The effect of applying a rate of 30%, as opposed to 35%, to the Company's results is a tax debit of approximately $0.02 million.

   iii) Permanent differences between accounting and taxable income as a result of non-deductible expenses have had the effect of increasing the taxation charge by $.0 9 million.

   iv)  In addition, the rate of tax has been increased as a result of losses that have been incurred in the United States for which no utilization against future income is envisaged in the short term and to which a valuation allowance has therefore been applied (tax impact $0.07 million).

   v)  The gain of $0.22 arising in the three months to March 31, 2007 on the sale of the Company's surplus land at its Atlas site, Sheffield,

      is not subject to taxation due to the availability of capital losses brought forward which have not been recognized within the deferred tax computation.

The majority of the Group's deferred tax asset relates to timing differences originating in its UK subsidiaries. Such deferred tax balances have been provided at 30%. Legislation currently awaiting government approval will reduce the rate to 28% from April 2008 onwards. If this new tax legislation had been formally enacted as of Mach 31, 2007, the effect on the Group's condensed consolidated financial statements for the six months ended March 31, 2007 would have been as follows:

   i)  The income tax provision would have been reduced by $165 resulting in an income tax benefit of $70.

   ii)  The deferred tax asset of $17,577 would reduce by $1,168 to $16,409.

   iii) The net of tax minimum pension liability adjustment of $46,660 would increase by $1,333 to $47,993.

                    48

INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES

Our net income from continuing activities after income taxes in the three months to March 31, 2007 was $0.55 million (2006: $2.06 million loss). In the six months to March 31, 2007 the loss from continuing activities was $0.80 million

(2006: $3.73 million)

DISCONTINUED OPERATIONS

Discontinued operations in the results for the three and six month periods ending to March 31, 2006 relate to the Metrology Division's Coventry Gauge thread gauge measuring division based in the UK, and the Megapro screwdriver division of Spear & Jackson, Inc.

During the fourth quarter of fiscal 2005, the company began marketing for sale its thread gauge measuring business located in the United Kingdom. The carrying values of the assets relating to this entity were initially written down to estimated fair value in the quarter ended March 31, 2005 and further write-downs were made in the final quarter of fiscal 2005. On February 28, 2006, the Company concluded the sale of these assets for a nominal consideration.

The Megapro screwdriver division was disposed with effect from September 30,

2003 when the trade and assets of the principal Megapro companies were transferred at their net book value to a management buy-in team headed by the managing director of the Megapro business.

In accordance with SFAS No. 144, "Accounting For the Impairment or Disposal of

Long-Lived Assets", the Company's previously issued Financial Statements have been reclassified to present separately the net operations, cash flows, assets and liabilities of these business segments, where material, as "Discontinued

Operations".

LIQUIDITY AND CAPITAL RESOURCES

Our cash and cash equivalents amounted to $7.21 million at March 31, 2007 ($9.93 million at September 30, 2006), working capital (excluding deferred taxes)

totaled $33.10 million ($30.25 million at September 30, 2006) and our stockholder's equity was $22.38 at March 31, 2007 ($21.84 million at September

31, 2006).

Net cash used in operating activities in the six month period ended March 31,

2007 was $2.97 million compared to $1.05 million in the six months ended March

31, 2006. This increase of $1.92 million primarily arises from:

  - increase in trade working capital outflows of $2.21 million (361%)

  - decrease in net inflows from other assets and liabilities (including taxation) of $2.74 million (95.93%)

  - Reduction in net loss (adjusted for depreciation, gain on sale of land and buildings and deferred income taxes, etc) of $3.03 million (92.2%) as dealt with in the commentary on results, above.

The reasons for these trade working capital variances and movements in other assets and liabilities are summarized below:

(a)  Trade working capital variances.

   The net decrease in cash inflows derived from decreases in trade working capital is as follows:

                          Note     $ million

   Decreased inventory inflows         (i)       (2.00)

   Increased trade receivable outflows     (ii)      (0.49)

   Increased trade payable inflows       (iii)      0.28

                                  -----

                                  (2.21)

                    49

i)  The inventory inflows for the six months to March 31, 2006 benefited from the rigorous inventory reduction program initiated within the UK hand and tool division at the beginning of fiscal 2006. By September 30, 2006,

   stock levels across most of the divisions had decreased, especially in those operations undergoing manufacturing reorganization programs, where lower inventory levels were achieved following the move to factored rather than own-manufactured product. As a result, therefore, stock reductions in the six months to March 31, 2007 were not as pronounced as in the previous period under review. In Eclipse Magnetics, however, where the reorganization plans were initiated at a later date, there have been significant stock reductions in the six month period to March 31, 2007.

ii)  The increase in trade receivable outflows is primarily due to the increased levels of export sales in February and March 2007 in certain of our operating divisions when compared to the same period last year. Such export sales have longer settlement terms For example, payment dates can range from 60 days to 90 days after date of invoice for export based customers, compared to 30 to 60 days for home based customers. The differing sales profiles can therefore have a significant impact on trade receivable levels when comparing one period to another.

iii) Decreased trade payable outflows of $0.28 million mirror the inventory movements discussed in i), above, although the favorable variance has been diluted by increasing levels of purchases of factored goods from overseas suppliers on reduced settlement terms.

(b)  Variances in cash flows attributable to other assets and liabilities

i)  The major contributory factor is the $1.7 million payment of severance and move costs associated with the UK manufacturing reorganization programs at the Wednesbury and Atlas sites and the Eclipse Magnetics division. In the six month period to March 31, 2007 $ 1.7 million had been defrayed. In the six-month period to March 31, 2006 although $0.5 million had been defrayed at that date in respect of the UK manufacturing reorganization program,

   this payment was offset, in cash flow terms, by an additional restructuring provision of $1.5 million that was made in respect of the closure of the Wednesbury site.

ii)  Reduced accrual levels at March 31, 2007 compared to March 31, 2006,

   especially in those restructured trading entities where creditors in respect of direct labor costs, previously accrued for in other creditors,

   have been replaced with accruals for factored/bought-in product, that are included within trade payables.

Cash used in investing activities in the six months to March 31, 2007 was $0.44 million compared to $0.82 million in 2006. The 2006 comparatives include a $0.23 million investment in Ningbo Hightec Magnetic Assemblies Co. Ltd., a joint venture company in which the company holds a 25% stake. Additionally, the 2006 figures include higher capital expenditure levels including start up funding in the Bowers Shanghai operation and new investment in the Bowers UK operations.

The 2007 expenditure mainly comprises the purchase of new computer hardware at the UK operations Head Quarters at the Atlas site in Sheffield. The six months to March 31, 2007 also includes an inflow of $294 relating to the sale proceeds of land at the Atlas site, Sheffield, England.

There was no net cash provided by financing activities in the six month period to March 31, 2007 compared to $0.68 million in the comparable period last year.

The 2006 figure represents the utilization of the UK bank facility to meet cyclical trading demands in the UK, increased pension plan contributions and the payment of restructuring costs associated with the manufacturing reorganization program. There has been no similar utilization of the UK bank overdraft facility in the six months to March 31, 2007.

BANK FACILITIES

The UK subsidiaries of Spear & Jackson plc and Bowers Group plc maintain a line of credit of $8.83 million. This is secured by fixed and floating charges on the assets and undertakings of these businesses. Of the total facility, $5.88 million relates to bank overdrafts and $2.95 million is available for letters of credit. These facilities are denominated in British pounds. The overdraft carries interest at UK base rate plus 1%. At March 31, 2007 and September 30,

2006 the company had $nil outstanding under the overdraft line and at March 31,

2007 $0.04 million in outstanding letters of credit (September 30, 2006: $0.6 million).

                    50

The French and Australian subsidiaries of Spear & Jackson plc maintain short-term credit facilities of $2.86 million denominated in Euros and

Australian dollars. The facilities comprise bank overdraft lines, with interest rates ranging from 6.8% to 12.6%, together with facilities for letters of credit and the discount of bills receivable. There was nothing outstanding under the overdraft lines at both March 31, 2007 and September 30, 2006. $0.22 million of letters of credit and bills were outstanding under these facilities at March 31,

2007 (September 30, 2006: $0.5 million).

The UK facilities were renewed in December 2006, the Australian facilities were renewed in October 2006 and the French facilities fall for renewal at various dates in 2007. These lines of credit are subject to the Company's and its subsidiaries' continued credit worthiness and compliance with the applicable terms and conditions of the various facilities. Assuming that the Company maintains compliance with these conditions it is anticipated that all the facilities will continue to be renewed on comparable terms and conditions.

The Company's bank accounts held with the HSBC Bank plc by UK subsidiaries of

Spear & Jackson plc and Bowers Group plc form a pooled fund. As part of this arrangement the companies involved have entered into a cross guarantee with HSBC

Bank plc to guarantee any bank overdraft of the entities in the pool. At March

31, 2007 the extent of this guarantee relating to gross bank overdrafts was

$23.43 million (September 30, 2006 $21.6 million). The overall pooled balance of the bank accounts within the pool at March 31, 2007 was net cash in hand balance of $3.56 million (September 30, 2005 $5.4 million).

The bank overdraft and other facilities of Spear & Jackson Australia Pty.

Limited have been guaranteed by its immediate parent, James Neill Holdings

Limited and the bank overdraft and other facilities of Spear & Jackson France SA have been guaranteed by Spear & Jackson plc.

Historically, our business operations have been funded from net operating income supplemented, where necessary, by utilization of the UK, French and Australian banking facilities described above. We believe what we have sufficient capital resources, liquidity and available credit under our current principal banking facilities supplemented, where necessary, by temporary increases, to sustain our current business operations and normal operating requirements for the foreseeable future.

As the Company continues to focus its efforts on improving the competitiveness of its worldwide operations, additional funding may be required to finance restructuring of the non-profitable areas of the Company's divisions and to meet items of significant one-off expenditure. Such expenditure may include:

investment in new capital equipment; further special contribution payments to reduce the pension plan deficit; and any expansion of the Spear & Jackson or

Bowers operations.

Funding for these initiatives may be obtained through the negotiation of increased bank lending facilities or the sale of surplus assets.

OFF BALANCE SHEET ARRANGEMENTS AND CONTRACTUAL OBLIGATIONS

The Company makes a range of contractual obligations in the ordinary course of business. The following table summarizes the Company's principal obligations at

March 31, 2007:

               Total Amount    Payments due by period ($m)

               Committed   1 year   1-3   4-5   5 years

Contractual obligation    ($m)      or less  years  years  or more

Capital lease obligations  1.5      0.6    0.8   0.1   -

Operating leases

(note a)           5.5      1.1    1.8   1.3   1.3

               ---      ---    ---   ---   ---

               7.0      1.7    2.6   1.4   1.3

               ---      ---    ---   ---   ---

(a)  Amounts represent the minimum rental commitments under non-cancelable operating leases.

                    51

(b)  Excluded from the above tables are the amounts payable by the Company to the UK defined benefit pension plan as future funding obligations over the five year term shown above cannot be accurately forecast. The annual contribution rate is set annually by the actuary in accordance with the applicable UK regulatory legislation. In the year ended September 30, 2006 the Company paid $3.4 million into the plan. With regard to the year ended

   September 30, 2007, in the ten month period to July 31, 2007 the level of contributions will be approximately $3.1 million. Contributions after that date will be determined after consultation between the Company, the actuary and the pension plan trustees. Following the introduction of new

   UK pension legislation it is anticipated that, post July 31, 2007, Company contributions will increase but the amount of such increase will only be established once the Plan's triennial valuation at April 5, 2007 is completed by the Plan actuary and discussions between the Company and the

   Plan Trustees are concluded.

(c)  As at March 31, 2007 the Company had letters of credit of $0.26 million outstanding, which are secured by the UK and Australian credit facilities.

At March 31, 2007 the Company had no material off-balance sheet arrangements other than the non-debt obligations described in contractual obligations above.

OUTLOOK

We anticipate that an operating profit (before the inclusion of FAS 87 pension charges) of approximately $1.4 million will be recorded in Quarter 3 of fiscal

2007. After taking into account quarterly pension charges of $2.1 million an operating loss is forecast for Quarter 3. This result is dependant upon current forecast sales levels being realized with no significant sales revenue either being lost or being deferred into future quarters and no dilution of margins.

The trading result for the year is still anticipated to be a loss, as all base trading profits will be eliminated by the significant non-cash pension charge calculated in accordance with FAS 87. The Company's actuaries anticipate that the charge will be $8.0 million for fiscal 2007 compared to $8.4 million for fiscal 2006. As a result of the level of pension charges, the Company also does not anticipate returning a net profit after tax for fiscal 2007. Management will consider all available operational strategies to mitigate the negative impact of trading losses which arise as a result of these high pension costs.

As previously reported, during the later part of fiscal 2005 and during 2006 the

Company performed a detailed review of its UK manufacturing operations to identify initiatives to combat declining sales performance and the increase in low cost imports from Far Eastern markets. In January 2006, the Company announced the closure of its Wednesbury manufacturing and distribution facility and the relocation of the central UK warehousing facility to the Atlas site in

Sheffield, England. This was completed by the end of November 2006. In fiscal

2005 the Company had previously sold the excess element of its site and on July

27, 2006 the Company completed the sale of the remaining element of the

Wednesbury property.

In addition, in the third quarter of fiscal 2006, the Company announced the cessation of certain manufacturing operations at both its Atlas site and the

Eclipse Magnetics UK facility in Sheffield. It was also announced that the remaining elements of the Magnetics business would be transferred to the Atlas

Site. This reorganization was completed in December 2006.

The Wednesbury site closure, the Atlas reorganization and the Eclipse restructuring and relocation represent a significant change to the shape and structure of the UK business and it is therefore probable that, in the short term, the cost savings that the reorganizations will deliver will be diluted whilst new procedures and processes are being established. Nevertheless, the results for the six month period ended March 31, 2007 showed an improvement in the Company's gross margins over the comparable period in the prior year from

30.74% in 2006 to 34.43% in 2007 which demonstrates that the reorganization initiatives are already impacting positively on the business.

Given the competitive markets in which we operate, we will continue to look at further initiatives to rationalize underperforming areas of the business and to monitor operational infrastructures in the United Kingdom, particularly overhead costs, to ensure that these are as cost efficient as possible and at a level appropriate to the needs of the business.

                    52

The Company's core UK hand and garden businesses continue to face challenging trading conditions. The trends highlighted in Q1 of fiscal 2007 remain, with the key considerations being soft demand in the UK retail sector, fierce competition from cheap foreign imports and the increasing trend for multiple retailers to buy and promote own label brands in preference to Company products. The reorganization program referred to above was implemented to address these issues and further strategies will be considered to further improve the Company's base

- line profitability.

As with the Company's UK hand and garden tool businesses, and despite strong trading performances in Quarters 1 and 2, our Australasian and French

subsidiaries continue to experience difficult trading conditions because of flat retail demand, the ongoing drought in Australia, increased levels of competition from Far East imports, reduced consumer spending and the increasing trend of retail groups to consolidate and to increase their promotional activity of house brands in preference to company branded product.

To counteract such factors, the management of these operations has developed and introduced a number of new and extended ranges and promotional programs. Going forward it is anticipated that these ranges should deliver incremental sales and margin growth. Additionally, overhead reduction programs are ongoing as management continues to focus on the removal of all excess costs from the businesses.

Within the Metrology division, the selling and distribution outlet in Maastricht is now fully operational. In the future, this revenue and earnings growth will be enhanced by the division's operation in Shanghai, China. In Q2 of fiscal

2007, a further $0.5 million of investment funding has been injected into the business. These funds will be utilized in acquiring items of plant and machinery, which will enable the company to set up its own manufacturing facility. This manufacturing should be operational during the course of Q3

Looking forward, demand for our own manufactured metrology hand tools will continue to face further pressure from low cost Far East imports. The Company therefore recognizes the need to focus its UK manufacturing sites on producing more high technology products and measuring solutions. New products are the key drivers for growth and several new ranges are due to be launched during the remainder of fiscal 2007.

We anticipate that our businesses will face the issues of increased costs and margin erosion as a result of raw material, fuel and other utility price increases, interest rate increases, the $8.0 million FAS 87 pension charge and a weak dollar. These factors will again put pressure on our margins and overhead costs. Wherever possible, these increases will be passed on though sales price increases or their adverse effects will be mitigated by cost reductions or the implementation of earning enhancing strategies.

Any strengthening of the US dollar would impact favorably on the business, as this would ease the pressure on margins and increase our competitiveness.

Current trends, however, indicate no end to a continued weakening which will place additional pressure on our sales into a number of our US$ denominated export markets.

In the forthcoming months we will continue to focus on improving cash generation. In the first half of fiscal 2007 significant costs have been defrayed in relation to the various restructuring initiatives. These costs have been funded from existing core UK bank facilities. Further funds have also been utilized to finance the next stage of the development of the Shanghai business through the set up of its own manufacturing facility. The Company has commenced negotiations with the trustees of the pension plan to determine the level of future employer cash contributions that will become effective in Q4. The contributions will be calculated in accordance with new UK pension legislation and after discussions with the Plan trustees. The new contribution rate will not be known until after the Plan's triennial valuation has been completed by the

Plan actuary and discussions between the Company and the Trustees are concluded.

It is likely, however, that pension payments will increase from July 2007.

To restrict the pressure that this expenditure will have on the Company's bank facilities, focus will be maintained on the strict control of working capital and the implementation of strategies to both increase Company profitability and reduce costs.

                    53

Going forward, the success factors critical to our business include sales growth through penetration in new and existing markets; the implementation of strategies to enable us to compete against suppliers based in low cost manufacturing regimes; successful procurement of new and existing products at favorable prices, emphasis on new product development activities so that we can exploit our brand equity and technical expertise to differentiate our product offerings from cheap "me-too" imports; emphasis on promotional campaigns and demonstration tours which focus on high margin product groups and on those high added value areas of the Metrology and Magnetics businesses; continued

reorganization of our existing manufacturing and overhead bases so that they are as cost efficient as possible; the successful development of our operations in

China and elsewhere; and the maximization of cash resources and the negotiation of additional bank facilities, where required, so that we are able to fund new initiatives and take advantage of market opportunities.

Much, however, will continue to depend on the level of retail demand in our UK,

French and Australasian markets. Softening demand and a further deterioration in consumer confidence could significantly impact on our earnings levels in subsequent periods.

The formal resolution of the SEC legal action in fiscal 2005 and the Class

Action Litigation will enable the Company to move forward with more certainty so that both short and long term commercial strategies can be formulated and implemented. The stability of the Company will be further enhanced by the settlement of the derivative Action litigation. Additionally, the Court's approval, on January 22, 2007, to the Corporate Monitor's request to be relieved of his duties is another indication of the significant steps that the Company has taken in restoring its financial and reputational standing since the

Monitor's original appointment in April 2004.

The sale of Jacuzzi Brands, Inc.'s 61.8% majority shareholding in Spear &

Jackson, Inc. to United Pacific Industries Limited ("UPI") on July 28, 2006

removed another area of uncertainty and has provided a platform for future business growth. The development of detailed business strategies under our new ownership structure is in its formative stages but potential synergies and areas of specific market and commercial expertise, particularly in the Far Eastern trading arena, have been identified which, going forward, are hoped to be of benefit to both Spear & Jackson, Inc. and UPI.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS

The principal market risks to which the Company is exposed comprise interest and exchange rate fluctuation, changes in commodity prices and credit risk.

INTEREST RATE RISK

The Company is exposed to interest rate changes primarily as a result of interest payable on its bank borrowings, car finance arrangements classified as finance leases and interest receivable on its cash deposits. At March 31, 2007 the Company had no borrowings in the form of overdrafts, finance lease liabilities of $0.84 million and had cash and cash equivalents of approximately

$7.21 million. Given the current levels of borrowings and the amounts outstanding under finance leases, the Company believes that a 1% change in interest rates would not have a material impact on consolidated income or cash flows. Holding the same variables constant, a 10% increase in interest rates would increase the Company's interest charge by $0.08 million.

The nature and amount of our debt and cash deposits may, however, vary as a result of future business requirements, market conditions, and other factors.

The definitive extent of our interest rate risk is not therefore quantifiable or predictable because of the variability of future interest rates and business financing requirements.

EXCHANGE RATE RISK

The Company has operations in the United Kingdom, France, Holland, Australia,

New Zealand and China. These operations transact business in the relevant local currency and their financial statements are prepared in those currencies.

Translation of the balance sheets, income statements and cash flows of these subsidiaries into US dollars is therefore impacted by changes in foreign exchange rates.

                    54

In the six months ended March 31, 2007 compared to the equivalent period in

2006, the change in exchange rates had the effect of increasing the Company's consolidated sales by $4.58 million or 9.07%. Since most of the Company's international operating expenses are also denominated in local currencies, the change in exchange rates had the effect increasing operating expenses by $1.85 million for the six months ended March 31, 2007 compared to the comparable prior year period. If the US dollar further weakens in the future, it could result in the Company having to suffer reduced margins in order for its products to remain competitive in the local market place.

Additionally, our subsidiaries bill and receive payments from some of their foreign customers and are invoiced and pay certain of their overseas suppliers in the functional currencies of those customers and suppliers. Accordingly, the base currency equivalent of these sales and purchases is affected by changes in foreign currency exchange rate.

We manage the risk and attempt to reduce such exposure by periodically entering into short-term forward exchange contracts. At March 31, 2007 the Company held forward contracts to sell Australian and New Zealand dollars to buy approximately $0.78 million US dollars.

The contract values were not materially different to the period end value of the contracts. A 10% strengthening or weakening of the US$ against its Australian and New Zealand counterparts could, however, result in the Company suffering losses or benefiting from gains of approximately $0.08 million had no forward contracts been taken out.

COMMODITY PRICE RISK

The major raw materials that we purchase for production are steel, cobalt,

nickel and plastic. We currently do not have a hedging program in place to manage fluctuations in commodity prices.

CREDIT RISK

Credit risk is the possibility of loss from a customer's failure to make payments according to contract terms. Prior to granting credit, each customer is evaluated, taking into consideration the borrower's financial condition, past payment experience, credit bureau information, and other financial and qualitative factors that may affect the borrower's ability to repay. Specific credit reviews are used in performing this evaluation. Credit that has been granted is typically monitored through a control process that closely monitors past due accounts and initiates collection actions when appropriate. In addition, credit insurance is taken out in respect of a substantial proportion of the Company's non-UK receivables as a means of recovering outstanding debt where the customer is unable to pay.

At March 31, 2007 the Company had made an allowance of $1.17 million in respect of doubtful accounts which management believes is sufficient to cover all known or expected debt non-recoveries.

ITEM 4. CONTROLS AND PROCEDURES

The Company maintains disclosure controls and procedures as defined in Rules

13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended

(the "Exchange Act") that are designed to ensure that information required to be disclosed in its reports filed or submitted under the Exchange Act is processed,

recorded, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to the Company's management, including the Company's Principal Administrative

Officer (PAO) and Chief Financial Officer (CFO), as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

                    55

The Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the former acting Chief

Executive Officer (now Chairman and Managing Director of the Company's principal

UK operating subsidiaries), the PAO and CFO, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to

Exchange Act Rule 13a-15(e) as of the end of the period covered by this report.

Based upon that evaluation, the PAO and CFO concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in the Company's periodic SEC filings, and management has concluded that the unaudited consolidated condensed financial statements included in this Form 10-Q fairly present, in all material respects,

the Company's financial position, results of operations and cash flows for the periods presented.

There has been no significant change in our internal control over financial reporting that occurred during the period covered by this report that has materially affected, or that is reasonably likely to materially affect our internal control over financial reporting.

              PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

On April 15, 2004, the US Securities and Exchange Commission filed suit in the

U.S. District Court for the Southern District of Florida against the Company and

Mr. Dennis Crowley, its then current Chief Executive Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the

Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

As a further measure, the Court appointed a Corporate Monitor to oversee the

Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock. Although Soneet Kapila has continued to serve as

Corporate Monitor for the Company, on January 10, 2007, he applied to the Court to terminate the role of Corporate Monitor having determined that his function was no longer necessary. On January 22, 2007, the Court entered the order relieving the Corporate Monitor of his duties.

Following Mr. Crowley's suspension the Board appointed Mr. J.R. Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman.

Mr. William Fletcher, a fellow member of the Company's Board of Directors, who,

until October 27, 2004, was the Company's Chief Financial Officer, and who is a

director of Spear & Jackson plc, based in Sheffield, was elected to serve as acting Chief Executive Officer. Following extensive settlement negotiations with the SEC and Mr. Crowley, the Company reached a resolution with both parties. On

September 28, 2004, Mr. Crowley signed a Consent to Final Judgment of Permanent

Judgment with the SEC, without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by

Mr. Crowley consisting of a disgorgement payment of $3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000. In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants International Media Solutions, Inc., Yolanda

Velazquez and Kermit Silva who were not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the

Sarbanes-Oxley Act of 2002.

On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

                    56

Additionally, the Company entered into a Stock Purchase Agreement with PNC Tool

Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the Stock

Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC, which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the Sarbanes-Oxley Act of

2002.

With the return of the Spear & Jackson shares to the Company by PNC, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which at this time was a beneficial owner of 3,543,281 shares of common stock had its interest in the

Company increase to approximately 61.8% of the outstanding common stock.

Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by Company

stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and current acting Chief Executive

Officer. These suits allege essentially the same claims as the SEC suit discussed above.

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has filed an appeal regarding the trial court's decision to dismiss the case against

Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Crowley in the class action had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited the sum of $650,000 into a Qualified

Settlement Fund for disbursement to the Settlement Class pending approval of the

Court. Subsequent to this, Sherb & Co. also agreed to the terms of the

Settlement agreeing to contribute an additional $125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement, certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The Settlement Hearing

was set for May 11, 2007 at 11:30 a.m. at the West Palm Beach, Florida Federal

District Courthouse to determine whether the terms of the Settlement are fair,

just reasonable and adequate to the Settlement Class, and should be approved by the Court; whether a final judgment should be entered dismissing the litigation;

whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to plaintiffs' lead counsel. The Order also appointed a claims administrator and provided for notice to those who sought exclusion from the Settlement Class.

                    57

On May 11, 2007, the U.S. District Court for the Southern District of Florida,

sitting in West Palm Beach Florida, heard the Plaintiff's motion for Final

Approval of the Class Action Settlement and Plan of Allocation, to which there were no objectors or class members that opted out of, the settlement. On May 14,

2007, the Court signed the Final Judgment thus forever extinguishing all of the class claims against the Company, and barring any claims for contribution by third parties. The Final Judgment made clear that the settlement was not an admission of wrongdoing or liability by the Company.

To facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's

Administrator applied to the Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's Administrator to disburse the collective funds.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint, Hapka v. Crowley, et al. Case No. CA005068, filed on June 1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit names the Company as a nominal defendant, and former directors Robert Dinerman, William Fletcher and

John Harrington, in addition to Dennis Crowley and the Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in April 2004 in the U. S.

District Court for the Southern District of Florida, and the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

Due to ongoing settlement discussions with the plaintiff's attorney, the Company had not responded to the Complaint. In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of $70,000 in legal fees.

The settlement was filed with the Court in early November 2006, and if approved by the Court, will result in a dismissal of the suit and release the Company and the former director defendants Robert Dinerman, William Fletcher and John

Harrington. Dennis Crowley and Sherb & Co. continue as defendants in this suit.

On February 2, 2007, the Circuit Court entered a Preliminary Approval Order preliminarily approving the partial settlement pursuant to the Stipulation of

Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman. The Court has set May

29, 2007 at 8a.m. at the West Palm Beach County Courthouse, for the final

Settlement Hearing to determine (i) whether the terms of the Partial Settlement are fair, just reasonable and adequate to the derivative stockholders and to the

Company, and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear &

Jackson, as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

There can be no assurance that the Courts will approve the terms of this settlement.

Additionally, the Company is, from time to time, subject to legal proceedings and claims arising from the conduct of its business operations, including litigation related to personal injury claims, customer contract matters,

employment claims and environmental matters. While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities including lawsuits, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts accrued or covered by insurance, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

ITEM 6. EXHIBITS

31.1   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                    58

                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act of 1934,

the registrant caused this report to be signed on its behalf by the undersigned,

thereunto duly authorized.

Dated: May 15, 2007           SPEAR & JACKSON, INC.

                    By: /s/ Patrick J. Dyson

                      --------------------

                      Patrick J. Dyson

                      Chairman, Director and

                      Chief Financial Officer

                      (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated: May 15, 2007           By: /s/ Patrick J. Dyson

                      --------------------

                      Patrick J. Dyson

                      Chairman, Director and

                      Chief Financial Officer

                      (Principal Executive Officer)

Dated: May 15, 2007           By: /s/ Lewis Hon Ching Ho

                      ----------------------

                      Lewis Hon Ching Ho

                      Director and

                      Chief Administrative Officer

                      (Principal Administrative Officer)

                    59

                                  Exhibit 31.1

    CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a) OF THE

       SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick J. Dyson, certify that:

1. I have reviewed this Quarterly report on Form 10-Q of Spear & Jackson, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

  a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,

   to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

  b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

  a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record,

   process, summarize and report financial information; and

  b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ Patrick J. Dyson

Chairman, Chief Financial Officer and Principal Executive Officer

Date: May 15, 2007

                                  Exhibit 31.2

    CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a) OF THE

       SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lewis Hon Ching Ho, certify that:

1. I have reviewed this Quarterly report on Form 10-Q of Spear & Jackson, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

  a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,

   to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

  b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

  a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record,

   process, summarize and report financial information; and

  b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ Lewis Hon Ching Ho

Chief Administrative Officer

Date: May 15, 2007

                                  Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. AS ADOPTED PURSUANT TO

         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Spear & Jackson, Inc. (the "Company") on

Form 10-Q for the period ended March 31, 2007 (the "Report"), I, Patrick J.

Dyson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d)

   of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Patrick J. Dyson

-------------------

Patrick J. Dyson

Director and Principal Executive Officer

May 15, 2007

                                  Exhibit 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. AS ADOPTED PURSUANT TO

     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report of Spear & Jackson, Inc. (the "Company") on

Form 10-Q for the period ended March 31, 2007 (the "Report"), I, Lewis Hon Ching

Ho, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d)

   of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lewis Hon Ching Ho

----------------------

Lewis Hon Ching Ho

Chief Administrative Officer

May 15, 2007

EXHIBIT G

           U.S. SECURITIES AND EXCHANGE COMMISSION

               WASHINGTON, D.C. 20549

                  FORM 10-Q

(Mark One)

[X] Quarterly Report Pursuant To Section 13 or 15(d) of The Securities Exchange

  Act of 1934

         For the quarterly period ended June 30, 2007

                    or

[ ] Transition Report Pursuant to Section 13 or 15(d) of The Securities Exchange

  Act of 1934

          For the transition period from N/A to N/A

             COMMISSION FILE NUMBER: 0-32013

               SPEAR & JACKSON, INC.

               ---------------------

       (Exact name of registrant as specified in its charter)

         Nevada                  91-2037081

         ------                  ----------

   (State or other jurisdiction of          (I.R.S. Employer

    incorporation or organization)         Identification No.)

    12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414

    ----------------------------------------------------------------

     (Address of principal executive offices, including Zip Code)

                 (561) 793 7233

                 --------------

        Registrant's telephone number, including area code

Securities registered pursuant to Section 12(b) of the Exchange Act:  NONE.

Securities registered pursuant to Section 12(g) of the Exchange Act:

          COMMON STOCK, PAR VALUE $0.001 PER SHARE.

          -----------------------------------------

                (TITLE OF CLASS)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Indicate by check mark whether the registrant is a well-known seasoned user (as defined in Rule 405 of the Securities Act),(Yes [ ] No [X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this

Form 10-K. [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [ ]  Accelerated filer [ ]  Non-accelerated filer [X]

Indicate by check mark whether the registrant is a shell company (as defined in

Rule 12b-2 of the Exchange Act), Yes [ ] No [X]

The number of shares of registrant's common stock outstanding as of August 14,

2007 was 5,735,561.

PART I. FINANCIAL INFORMATION

ITEM 1. Financial Statements (Unaudited) .................................  1

     Condensed Consolidated Statements of Operations - Three and

     Nine Months ended June 30, 2007 and 2006 .........................  1

     Condensed Consolidated Balance Sheets - June 30, 2007

     and September 30, 2006 (audited) .................................  2

     Condensed Consolidated Statement of Cash flows - Nine Months ended June 30, 2007 and 2006 .....................................  3

     Notes to Condensed Consolidated Financial Statements .............  4

ITEM 2. Management's Discussion and Analysis of Financial Condition

Certification of Principal Executive Officer and

 Chief Administrative Officer pursuant to Section 302 ....................EX 31

Certification of Principal Executive Officer and

 Chief Administrative Officer pursuant to Section 906 ....................EX 32

                   PART I

ITEM 1. FINANCIAL STATEMENTS



                 SPEAR & JACKSON, INC. AND SUBSIDIARIES

               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                        (UNAUDITED)

                 (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                             FOR THE THREE MONTHS   FOR THE NINE MONTHS

                                 ENDED          ENDED

                             JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,

                              2007     2006     2007     2006

                             ---------  ---------  ---------  ---------


Net sales ............................................  $ 28,730   $ 24,647   $ 82,715   $ 75,145

Cost of goods sold ...................................   18,795    16,768    54,191    51,743

                             ---------  ---------  ---------  ---------

Gross profit .........................................    9,935    7,879    28,524    23,402

Operating costs, income and expenses:

  Selling, general and administrative expenses ......   10,288    9,360    29,980    27,783

  Gain on sale of land and buildings ................      -      -     (312)      -

  Settlement of class action litigation .............      -     650      -     650

  Manufacturing and other reorganization costs ......     22     592     120    1,820

                             ---------  ---------  ---------  ---------

Operating loss .......................................    (375)   (2,723)   (1,264)   (6,851)

Other income and expenses

  Rental and other income ...........................     50      37     132     111

  Interest (net) ....................................     (7)     (38)     18     (25)

  Share of net earnings of investment in joint

   venture ........................................     64      -     140      -

                             ---------  ---------  ---------  ---------

Loss from continuing operations before income taxes ..    (268)   (2,724)    (974)   (6,765)

Income tax (provision) benefit .......................     (41)     (41)    (136)     272

                             ---------  ---------  ---------  ---------

Loss from continuing operations ......................    (309)   (2,765)   (1,110)   (6,493)

                             ---------  ---------  ---------  ---------

Discontinued operations:

  Loss from discontinued operations .................      -     (14)      -     (101)

  Adjustments to previously recorded losses on

   disposal of discontinued operations ............      -      3      -      12

                             ---------  ---------  ---------  ---------

Loss from discontinued operations ....................      -     (11)      -     (89)

                             ---------  ---------  ---------  ---------

Net loss .............................................  $  (309)  $ (2,776)  $ (1,110)  $ (6,582)

                             =========  =========  =========  =========

Basic and diluted loss per share:

From continuing operations ...........................  $  (0.05)  $  (0.48)  $  (0.19)  $  (1.13)

From discontinued operations .........................    0.00     0.00     0.00    (0.02)

                             ---------  ---------  ---------  ---------

Total ................................................  $  (0.05)  $  (0.48)  $  (0.19)  $  (1.15)

                             =========  =========  =========  =========

        The accompanying notes are an integral part of these financial statements.

                           1





                 SPEAR & JACKSON, INC. AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED BALANCE SHEETS

                    (IN THOUSANDS EXCEPT SHARES)


                                     AT JUNE 30,   AT SEPTEMBER 30,

                                      2007        2006

                                   ----------------  ----------------

                                     (UNAUDITED)


                         ASSETS

Current assets:

  Cash and cash equivalents ......................................  $     9,833  $     9,930

  Trade receivables, net of allowances for doubtful debts of

   $1,165 and $1,635 ............................................       20,097       15,983

  Inventories ....................................................       25,772       22,853

  Foreign taxes recoverable ......................................        203        215

  Deferred income tax asset, current portion .....................       2,342       2,182

  Other current assets ...........................................       1,349       1,425

                                   ----------------  ----------------

   Total current assets ........................................       59,596       52,588

Property, plant and equipment, net ................................       17,355       15,594

Deferred income tax asset .........................................       15,641       14,570

Investments .......................................................        660        508

                                   ----------------  ----------------

   Total assets ................................................  $     93,252  $     83,260

                                   ================  ================

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Trade accounts payable .........................................  $     10,556  $     7,766

  Accrued expenses and other liabilities .........................       11,393       12,234

  Foreign taxes payable ..........................................        201        155

                                   ----------------  ----------------

   Total current liabilities ...................................       22,150       20,155

Other liabilities .................................................       1,106        699

Pension liability .................................................       46,998       40,565

                                   ----------------  ----------------

   Total liabilities ...........................................       70,254       61,419

                                   ----------------  ----------------

Stockholders' equity:

Common stock, 25,000,000 shares authorised $0.001 par value;

  12,011,122 issued and 5,735,561 shares outstanding .............         12         12

Additional paid in capital ........................................       51,590       51,590

Accumulated other comprehensive income (loss):

  Minimum pension liability adjustment, net of tax ...............      (47,734)      (44,447)

  Foreign currency translation adjustment, net of tax of $nil ....       20,181       14,581

  Unrealized loss on derivative instruments ......................        (56)        (10)

(Accumulated deficit)/retained earnings ...........................        (455)        655

Less: 6,275,561 common stock held in treasury, at cost ............        (540)       (540)

                                   ----------------  ----------------

   Total stockholders' equity ..................................       22,998       21,841

                                   ----------------  ----------------

                                   ----------------  ----------------

   Total liabilities and stockholders' equity ..................  $     93,252  $     83,260

                                   ================  ================

        The accompanying notes are an integral part of these financial statements.

                           2





                 SPEAR & JACKSON, INC. AND SUBSIDIARIES

               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                        (UNAUDITED)

                       (IN THOUSANDS)


                                      FOR THE NINE MONTHS ENDED

                                     JUNE 30,      JUNE 30,

                                      2007        2006

                                   ----------------  ----------------


CASH FLOWS FROM OPERATING ACTIVITIES:

  Net loss .......................................................  $     (1,110) $     (6,582)

  Adjustments to reconcile net loss to net cash used in operating activities:

   Depreciation ................................................       1,409       1,775

   Gain on sale of land and buildings ..........................        (312)         -

   (Profit) loss on sale of plant, property and equipment ......         (4)         2

   Deferred income taxes .......................................         -        (566)

   Equity earnings in joint venture ............................        (140)         -

  Changes in operating assets and liabilities:

   (Increase) decrease in trade receivables ....................       (2,555)        104

   (Increase) decrease in inventories ..........................       (1,066)       1,681

   Decrease in other current assets ............................        111        208

   Contributions paid to pension plan ..........................       (2,814)      (2,595)

   Increase in other non-current liabilities ...................       6,153       6,181

   Increase in trade accounts payable ..........................       2,112        109

   (Decrease) increase in accrued expenses and other liabilities       (2,922)        669

   Increase (decrease) in foreign taxes payable ................         79        (108)

   Increase (decrease) in other liabilities ....................        407        (26)

                                   ----------------  ----------------

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ...............        (652)        852

                                   ----------------  ----------------

INVESTING ACTIVITIES:

  Purchases of property, plant and equipment .....................       (1,089)       (738)

  Proceeds from sale of property, plant and equipment ............        447         86

  Purchase of equity investment ..................................         -        (229)

                                   ----------------  ----------------

NET CASH USED IN INVESTING ACTIVITIES .............................        (642)       (881)

                                   ----------------  ----------------

FINANCING ACTIVITIES:

  Decrease in overdraft ..........................................         -        (773)

                                   ----------------  ----------------

NET CASH USED IN FINANCING ACTIVITIES .............................         -        (773)

                                   ----------------  ----------------

Effect of exchange rate changes on cash and cash equivalents ......       1,197        (166)

                                   ----------------  ----------------

CHANGE IN CASH AND CASH EQUIVALENTS ...............................        (97)       (968)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD ..................       9,930       7,289

                                   ----------------  ----------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD ........................  $     9,833  $     6,321

                                   ================  ================

SUPPLEMENTAL CASH FLOW INFORMATION

  Cash paid for interest .........................................  $      236  $       82

                                   ================  ================

  Cash paid for taxes ............................................  $       57  $      402

                                   ================  ================

        The accompanying notes are an integral part of these financial statements.

                           3



           SPEAR & JACKSON, INC. AND SUBSIDIARIES

       NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

             (IN THOUSANDS EXCEPT SHARES)

NOTE 1 - BASIS OF PRESENTATION

     These condensed consolidated financial statements are expressed in U.S.

dollars and have been prepared in accordance with accounting principles generally accepted in the United States. The condensed consolidated financial statements include the accounts of Spear & Jackson, Inc. (the Company) and its wholly owned subsidiaries, Mega Tools Ltd., Mega Tools USA, Inc., Megapro Tools,

Inc., S and J Acquisition Corp., Spear & Jackson plc and Bowers Group plc. Both

Spear & Jackson plc and Bowers Group plc are sub-holding companies and their business is carried out by the following directly and indirectly owned subsidiaries: Bowers Metrology Limited, Bowers Metrology (UK) Limited, Coventry

Gauge Limited, CV Instruments Limited, Eclipse Magnetics Limited, Spear &

Jackson (New Zealand) Limited, James Neill Canada Inc., James Neill Holdings

Limited, James Neill U.S.A. Inc., Spear & Jackson (Australia) Pty Ltd., Magnacut

Limited, Neill Tools Limited, Spear & Jackson Garden Products Limited, Spear &

Jackson Holdings Limited, Spear & Jackson France S.A., Societe Neill France

S.A , CV Instruments Europe BV and Bowers Eclipse Equipment Shanghai

Co. Limited.

     As further explained in note 4, below, the purchase of Spear & Jackson plc and Bowers Group plc by Megapro Tools, Inc. (now Spear & Jackson, Inc.),

which was completed on September 6, 2002, was treated as a reverse acquisition.

The results and assets of discontinued operations are presented in accordance with Statement of Financial Accounting Standards ("SFAS") 144.

     All significant intercompany accounts and transactions have been eliminated on consolidation.

     The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements pursuant to both the rules and regulations of the

Securities and Exchange Commission and with instructions to Form 10-Q.

Accordingly, certain information and footnote disclosures required for annual financial statements have been condensed or omitted. The Company's management believes that all adjustments necessary to present fairly the Company's financial position as of June 30, 2007 and September 30, 2006, and the results of operations for the three and nine month periods ended June 30, 2007 and June

30, 2006 and cash flows for the nine month periods ended June 30, 2007 and June

30, 2006 have been included and that the disclosures are adequate to make the information presented not misleading. The balance sheet at September 30, 2006 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's and Subsidiaries' annual report on Form 10-K for the year ended September 30, 2006.

     It is suggested that these financial statements be read in conjunction with the audited consolidated financial statements and related footnotes of the

Company for the year ended September 30, 2006 included in the Company's annual report filed on Form 10-K for the period then ended.

     The condensed consolidated financial statements of Spear & Jackson,

Inc. are denominated in US dollars. Changes in exchange rates between UK sterling, the Euro, the Australian dollar, the New Zealand dollar, the Chinese

Yuan and the US dollar will affect the translation of the Company's UK, French,

Dutch, Chinese, New Zealand and Australian subsidiaries' financial results into

US dollars for the purposes of reporting the consolidated financial results. The process by which each foreign subsidiary's financial results are translated into

US dollars is as follows: income statement accounts are translated at average exchange rates for the period; balance sheet asset and liability accounts are translated at end of period exchange rates; and equity accounts are translated at historical exchange rates. Translation of the balance sheet in this manner affects the stockholders' equity account, referred to as the accumulated other comprehensive income account. Management has decided not to hedge against the impact of exposures giving rise to these translation adjustments as such hedges may impact upon the Company's cash flow compared to the translation adjustments which do not affect cash flow in the medium term.

     The results of operations for any interim periods are not necessarily indicative of the results to be expected for the full year, or any subsequent periods.

                    4

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 1 - BASIS OF PRESENTATION - CONTINUED

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 2 - RECLASSIFICATION

     Certain reclassifications have been made to the condensed consolidated financial statements for the three and nine months ended June 30, 2006 in order to conform to current year presentation. Gains arising on the sale of property and manufacturing and other reorganization costs have been reclassified so that such gains and costs are now shown as a component of "Operating Costs, Income and Expense". These items, that are further described in Notes 10 and 11, were previously captioned as "Unusual or Infrequent Items" and were presented after the Operating loss for the period. These reclassifications impact only on the presentation of the Condensed Consolidated Statement of Operations and do not

have any impact on previously reported net income or loss.

NOTE 3 - RECENTLY ISSUED ACCOUNTING STANDARDS

     In February 2006, FASB issued statement No. 155, Accounting for Certain

Hybrid Financial Instruments, as an amendment to Statement No. 133, Accounting for Derivatives Instruments and Hedging Activities, and Statement No. 140,

Accounting for Transfers and Servicing of Financial Assets and Extinguishment of

Liabilities. Statement No. 155 amends Statement No. 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. Statement No. 155 amends

Statement No. 140 to allow qualifying special purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instrument. Statement No. 155 is effective for all financial instruments acquired or issued in fiscal years beginning after September 15,

2006. The adoption of Statement No. 155 has not had a material impact on the

Company's condensed consolidated financial statements.

     In March 2006, the FASB issued Statement No. 156, Accounting for

Servicing of Financial Assets as an amendment to Statement No. 140. Statement

No. 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective for reporting periods beginning after September 15, 2006.The adoption of SFAS 156 has not had a material impact on our results of operations or financial condition.

     In July 2006, FASB issued FIN 48, "Accounting for Uncertainty in Income

Taxes" as an interpretation of Statement No. 109. This interpretation clarifies the application of Statement No. 109 by defining a criterion than an individual tax position must meet for any part of the benefit of that position to be recognized in an enterprise's financial statements and also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods and disclosure. FIN 48 is effective for our fiscal years beginning after December 15, 2006. At this time, we have not completed our review and assessment of the impact of adoption of FIN 48.

     In September 2006, the SEC staff issued SAB 108, Considering the

Effects of Prior Year Misstatements when Quantifying Misstatements in Current

Year Financial Statements ("SAB 108"). SAB 108 was issued in order to eliminate the diversity in practice surrounding how public companies quantify financial statement misstatements. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in a misstated amount that, when all relevant quantitative and qualitative factors are considered, is material. SAB 108 must be implemented by the end of the Company's financial year ended September 30, 2007. The Company is currently assessing the potential effect of SAB 108 on its financial statements.

     In September 2006, the FASB issued SFAS 157, Fair Value Measurements

(SFAS 157). SFAS 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted

                    5

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 3 - NEW ACCOUNTING PRONOUNCEMENTS - CONTINUED

accounting principles more consistent and comparable. SFAS 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS 157 is effective for the Company's 2009 fiscal year, although early adoption is permitted. The Company is currently assessing the potential effect of SFAS 157 on its financial statements.

     In September 2006, the FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB

Statements No. 87, 88, 106, and 132(R) ("SFAS 158"). This statement requires recognition of the overfunded or underfunded status of defined benefit pension and other postretirement plans as an asset or liability in the statement of financial position and also requires in the funded status to be recognized in comprehensive income in the year in which such changes occur. SFAS 158 also requires measurement of the funded status of a plan as of the date of the statement of financial position. The recognition and disclosure provisions of

SFAS 158 are effective as of the end of the fiscal year ending after December

16, 2006, while the measurement date provisions are effective for fiscal years ending after December 15, 2008. For quarterly reporting purposes, the value of the pension deficit is computed at each period end by taking the detailed FAS 87 deficit calculation at the previous financial year end and adjusting this to take account of Company pension contributions paid and pension charges,

calculated in accordance with FAS 87, that arise in the period. If SFAS 158 were applied, on a similar basis, as at June 30, 2007, we would have recorded an additional pre-tax charge to accumulated other comprehensive income totalling

$8.2 million ($5.7 million after tax) representing the difference between the funded status of the Plan based on its projected benefit obligation at June 30,

2007 and the amount recorded on our balance sheet at that date.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB

Statement No. 115 ("SFAS 159"). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 permits all entities to choose, at specified election dates, to measure eligible items at fair value

(the "fair value option"). A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Upfront costs and fees related to items for which the fair value option is elected shall be recognized in earnings as incurred and not deferred. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.

SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact this statement will have on its financial position and results of operations

NOTE 4 - CRITICAL ACCOUNTING POLICIES

     A summary of our critical accounting policies is included in Note 2 to the audited consolidated financial statements included in the Company's Annual

Report on Form 10-K for the year ended September 30, 2006. Management believes that the application of these policies on a consistent basis enables the Company to provide useful and reliable financial information about the Company's operating results and financial condition.

     As disclosed in the annual report on Form 10-K for the fiscal year ended September 30, 2006, the discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements.

These have been prepared in conformity with accounting principles generally accepted in the United States. The preparation of the financial statements requires us to make estimates and assumptions and adopt accounting policies that affect the reported amounts of assets, liabilities, revenues and expenses as disclosed in those financial statements. These judgments can be subjective and complex, and consequently actual results could differ from those estimates. Our most critical accounting policies relate to revenue recognition; foreign exchange risk; inventory, the computation of deferred income taxes, the recognition of deferred income tax assets and pension and other post retirement benefit costs. Since September 30, 2006, there have been no changes in our critical accounting policies and no significant changes to the assumptions and estimates related to them.

                    6

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 5 - NATURE OF BUSINESS

     The Company was incorporated in the State of Nevada on December 17,

1998 and was inactive until the acquisition of Mega Tools Ltd. and Mega Tools

USA, Inc. via reverse acquisition on September 30, 1999. The Company was engaged in the manufacture and sale of a patented multi-bit screwdriver. The Company entered into an exclusive North American license agreement with the patent holder of a retracting cartridge type screwdriver. This license agreement gave the Company unrestricted use of the patent in Canada and the United States until

November 8, 2005. The Company's wholly owned subsidiaries, Mega Tools USA, Inc.

and Mega Tools Ltd. manufactured and marketed the drivers to customers in the

United States and Canada. With effect from September 30, 2003 the Company exited its screwdriver operations following the sale of the trade and net assets of

Mega Tools USA, Inc. and Mega Tools Ltd. The historical results of operations for this business have been reclassified to earnings (loss) from discontinued

operations on the Company's Consolidated Statements of Operations.

     On September 6, 2002 the Company acquired the entire issued share capital of Spear & Jackson plc and Bowers Group plc ("S&J"). These companies,

through their principal operating entities, as disclosed in note 1, manufacture and distribute a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australia,

North and South America, Asia and the Far East.

     Following recommendations by the SEC, the acquisition of S&J by Megapro

Tools, Inc. was accounted for as a reverse acquisition for financial reporting purposes. The reverse acquisition is deemed a capital transaction and the net assets of S&J (the accounting acquirer) were carried forward to Megapro Tools,

Inc. (the legal acquirer and the reporting entity) at their carrying value before the combination. Although S&J was deemed to be the acquiring corporation for financial accounting and reporting purposes, the legal status of Megapro

Tools, Inc. as the surviving corporation does not change. The relevant acquisition process utilizes the capital structure of Megapro Tools, Inc. and the assets and liabilities of S&J are recorded at historical cost.

     In these financial statements, S&J is the operating entity for financial reporting purposes and the financial statements for all periods presented represent S&J's financial position and results of operations. The equity of Megapro Tools Inc. is the historical equity of S&J retroactively restated to reflect the number of shares issued in the S&J acquisition.

     On November 7, 2002 the Company changed its name from Megapro Tools,

Inc. to Spear & Jackson, Inc.

     Following formal approval by the SEC and the U.S. District Court for the Southern district of Florida of the settlement of the litigation captioned

SEC v. Dennis Crowley, Spear & Jackson, Inc., International Media Solutions,

Inc., Yolanda Velazquez and Kermit Silva (Case No: 04-80354-civ-Middlebrooks),

the Company entered into a Stock Purchase Agreement with PNC Tool Holdings LLC

("PNC") and Dennis Crowley, the sole member of PNC and former Chief Executive

Officer and Chairman of the Company. The Stock Purchase Agreement was effected on April 8, 2005.

     Under the Stock Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock

Purchase Agreement.

     As a result of the stock purchase, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc.

("Jacuzzi"), which, at that time was a beneficial owner of 3,543,281 shares of common stock, had its interest in the Company increase to approximately 61.8% of the outstanding common stock.

                    7

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 5 - NATURE OF BUSINESS - CONTINUED

     On April 21, 2005, Jacuzzi adopted a plan of disposition of the

Company's common stock. On March 23, 2006, Jacuzzi and its subsidiary undertaking, USI American Holdings, Inc. ("USI" and, together with Jacuzzi, the

"Seller") entered into a Stock Purchase Agreement (the "Stock Purchase

Agreement") with United Pacific Industries Limited ("UPI"), a Bermuda

Corporation, to sell its entire holding of 3,543,281 shares of the common stock

(the "Shares") of Spear & Jackson, Inc. ("SJI") to UPI for $1.40 per share for an aggregate purchase price of $4,960,593. Such shares constituted all of the shares of SJI owned by the Seller.

     The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction. UPI agreed that neither it nor any of its affiliates would purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

     The Seller and UPI then announced that they had entered into Amendment

No. 1 dated 4 May 2006, ("Amendment No. 1 to the Stock Purchase Agreement") to

extend the date by which the Seller and UPI were required to lodge the clearance application with the UK Pensions Regulator. The Seller and UPI subsequently received a comfort letter, dated July 5, 2006, issued by the UK Pensions

Regulator (the "Comfort Letter")in respect of this clearance application.

     The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated July

10, 2006, ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which states that the UK Pensions

Regulator is of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the Seller of all of its shares of Spear & Jackson, Inc. to UPI is not detrimental to the UK pension plan and the UK Pensions Regulator believes that a clearance is not necessary for the transaction.

     In addition, pursuant to Amendment No. 2 to the Stock Purchase

Agreement, UPI agreed, subject to the Closing having occurred, to indemnify the

Seller and JBI Holdings Limited (the "Jacuzzi Indemnified Parties") should the

UK Pensions Regulator, regardless of the Comfort Letter, require any of the

Jacuzzi Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries. In addition, UPI also agreed that, for a period of twelve months from the Closing Date, UPI would not (and would use its best efforts to ensure that neither SJI nor any of its subsidiaries would) take any action or omit to take any action that would cause the UK Pensions Regulator, as a result of such action or omission, to issue a contribution notice against the Jacuzzi

Indemnified Parties in relation to any UK pension plan in which SJI or any subsidiary of SJI is an employer. Further, UPI agreed that for a period of twelve months from the Closing Date, that it would not (and would use its best efforts to ensure that neither SJI nor any subsidiary of SJI would) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a

'Type A' event unless UPI procures that clearance is issued by the UK Pensions

Regulator in relation to such event in terms which confirm that no Jacuzzi

Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

     Closing occurred on July 28, 2006.

     On May 14, 2007, UPI made a formal offer to the Board of the Company to acquire the remaining 38.2% of outstanding shares of common stock of US$0.001 par value per share ("S&J Shares") not already owned by UPI for an aggregate cash consideration of US$3,251,510 representing a price of US$1.483 ("the

Acquisition").

     Following extensive discussions between UPI and the Company's Finance

Committee, a revised offer price of US$1.96 per share was agreed representing a total amount due to the minority shareholders of US$4,297,343. Consequently, on

June 22, 2007 the Company entered into a definitive merger agreement (the

"Agreement") with UPI, under the terms of which the Company will be merged with a newly formed Nevada corporation (the "Merger Sub"). At the effective date of the merger the separate existence of the Company will

                    8

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 5 - NATURE OF BUSINESS - CONTINUED

cease and the Merger Sub will continue as the surviving corporation.

Accordingly, the stockholders of the Company (other than UPI, Pantene Global

Holdings Limited, any of their wholly owned subsidiaries, Merger Sub and any SJI stockholders who exercise their dissenter's rights) will receive a cash payment of US$1.96 per share. Dissenters will be entitled to seek court adjudication as to the fair value of their shares.

     The closing of the proposed transaction is subject to, among other things: affirmative vote of majority outstanding shares of the Company (UPI,

being the Company's majority stockholder, intends to vote its shares in favour of the merger transaction); approval of the proposed transaction by the shareholders of UPI; receipt of any regulatory approvals and third party consents; and, since the date of the Agreement, no Effect (as described in the

Agreement) shall have occurred which has, or would be reasonably expected to have, a Company Material Adverse Effect (again, as described in the Agreement).

NOTE 6 - DISCONTINUED OPERATIONS

     The following table presents the results of the Company's operations that have been reclassified as discontinued and the (loss) income that has been recorded in connection with the disposal of these businesses:




                                 FOR THE THREE MONTHS        FOR THE NINE MONTHS

                                     ENDED               ENDED

                                JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,

                                 2007       2006       2007       2006

                              --------------  --------------  --------------  --------------

                           Note  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Revenues reclassified to discontinued operations:

  Thread gauge measuring division ................ (a)  $      -  $      -  $      -  $     590

                              --------------  --------------  --------------  --------------

                              $      -  $      -  $      -  $     590

                              ==============  ==============  ==============  ==============

Loss from discontinued operations:

  Loss from operations of thread gauge measuring

   division ..................................... (a)         -  $     (14)        -  $     (101)

                              --------------  --------------  --------------  --------------

                              $      -  $     (14) $      -  $     (101)

                              ==============  ==============  ==============  ==============

Adjustment to previously recorded loss on disposal

 of discontinued operations:

  Megapro screwdrivers division .................. (b)         -  $      3        -  $      12

                              --------------  --------------  --------------  --------------

                              $      -  $      3  $      -  $      12

                              ==============  ==============  ==============  ==============

                              --------------  --------------  --------------  --------------

Loss from discontinued operations, net of taxes ...     $      -  $     (11) $      -  $     (89)

                              ==============  ==============  ==============  ==============



     (a) During the fourth quarter of fiscal 2005, the Company began marketing for sale certain assets associated with its Coventry Gauge thread gauge measuring business that is located in the United Kingdom. On February 28,

2006, the Company concluded the sale of these assets for a nominal consideration. The assets sold comprised plant and equipment, inventories and goodwill. The acquirer paid (pound)1 and assumed certain liabilities in respect of the leased premises from which the trade operates. The carrying values of the assets relating to this entity were written down to the lower of depreciated cost or estimated fair value (after consideration of selling costs) in the quarters ended March 31, 2005 and September 30, 2005. The assets and liabilities of discontinued operations held for sale have not been reported separately in the consolidated balance sheets of the Company, as the net book amounts involved are not considered material.

     (b) During the year ending September 30, 2003, the directors of Spear &

Jackson, Inc. carried out a strategic review of the Company's loss making

Megapro screwdriver division ("Megapro"). It was determined that the division was no longer a core activity of the group and various divestment strategies were considered.

     With effect from September 30, 2003, the trade and assets of the division's principal operating companies, Mega Tool USA, Inc. and Mega Tools

Limited, were transferred by prior subsidiary management, and without prior authorization, at their net book value of $384 to the division's former managing director. The transfer proceeds were in the form of $284 of loan notes and other receivables and the discharge of a loan of $100 owed by the company to the

Megapro managing director.

                    9

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 6 - DISCONTINUED OPERATIONS - CONTINUED

     Having considered the future financial position of Megapro, the directors of Spear & Jackson, Inc. provided $97 against the recoverability of the balance of the sales proceeds which was outstanding at September 30, 2003. A further $187 was provided against this debt in the year ended September 30,

2004. It was then agreed with Megapro that it would pay Canadian $54

(approximately $41) in settlement of those debts and this was repaid in monthly installments of Canadian $5 (approximately $4).

NOTE 7 - RETIREMENT BENEFIT PLAN

     The Company operates a contributory defined benefit pension plan covering certain of its employees in the United Kingdom based subsidiaries of

Spear & Jackson plc. The benefits covered by the Plan are based on years of service and compensation history. Plan assets are primarily invested in equities, fixed income securities and Government Stocks.

     Pension costs amounted to $2,087 for the quarter ending June 30, 2007 and $2,121 for the same quarter last year. Pension costs for the nine months ended June 30, 2007 were $6,153 compared to $6,181 in the comparable period last year. The net periodic costs include the following components:




                       FOR THE THREE MONTHS        FOR THE NINE MONTHS

                           ENDED               ENDED

                      JUNE 30,     JUNE 30,     JUNE 30,    JUNE 30,

                       2007       2006       2007      2006

                    --------------  --------------  -------------------------------

                    (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Sevice cost .........................  $     420  $     546  $    1,238  $    1,595

Interest cost .......................      3,081      2,720      9,083      7,929

Expected return on plan assets ......      (2,875)     (2,568)     (8,477)     (7,493)

Recognition of actuarial loss .......      1,461      1,423      4,309      4,150

                    --------------  --------------  --------------  --------------

Total Benefit cost ..................  $    2,087  $    2,121  $    6,153  $    6,181

                    ==============  ==============  ==============  ==============



     The Company's funding policy with respect to the Plan is to contribute annually not less than the minimum required by applicable UK law and pension regulations. Amounts payable are determined on the advice of the Plan's actuaries and in agreement with the Plan's Trustees. The Company has contributed

$931 to the Plan in the quarter to June 30, 2007 (2006 $766) and $2,814 in the nine month period ended on that date (2006 $2,595). In the year ended September

30, 2006 the Company paid $3.4 million into the Plan. In the ten month period to

July 31, 2007 the level of contributions will be approximately $3.1 million.

     The current funding arrangement whereby the Company contributes

(pound)1.9 million (approximately $3.8 million) per annum into the Plan came to an end on July 31, 2007. On July 11, 2007 the Company reached an interim arrangement with the Plan's trustees and actuary whereby it was agreed that a one-time special contribution of (pound)1 million (approximately $2 million) was to be paid to the Plan by August 1, 2007 and that employer contributions are to continue at the rate of (pound)1.9 million per annum (approximately $3.8 million). This is an interim arrangement pending, and without prejudice to, the conclusion of negotiations between the Company, the Plan's trustees and actuary regarding ongoing funding. These negotiations may take several months to complete. Following the recent introduction of new UK pension legislation, if no agreement is reached between the parties by June 2008, the UK Pensions Regulator will then participate in all further negotiations.

     Accounting standards require a minimum pension liability be recorded when the value of pension assets is less than the accumulated benefit obligation

("ABO") at the annual measurement date. As of September 30, 2006, our most recent measurement date for pension accounting, the value of the ABO exceeded the market value of investments held by the pension plan by approximately $40.56 million. In accordance with accounting standards, the charge against stockholders' equity will be adjusted in the fourth quarter to reflect the value

                    10

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 7 - RETIREMENT BENEFIT PLAN - CONTINUED

of pension assets compared to the ABO as of the end of September 2007. If the level of pension assets exceeds the ABO as of a future measurement date, the full charge against stockholders' equity would be reversed.

     As noted above, for quarterly reporting purposes in both the current and prior fiscal years, the value of the pension deficit has been calculated at each period end by taking the detailed FAS 87 deficit calculation at the previous financial year end and adjusting this to take account of Company pension contributions paid and pension charges calculated in accordance with FAS

87, that arise in the period.

     The Company will shortly be commissioning a fully detailed calculation of the Pension Plan deficit at June 30, 2007 in accordance with FAS 87. This detailed calculation will form part of the required disclosures to be made in a

Circular to be published, in due course, on the Hong Kong Stock Exchange

("HKSE') in connection with the proposed acquisition by the Company's majority shareholder, United Pacific Industries Limited, of the remaining minority interests in the Company that UPI does not already own.

     The Pension Plan deficit, calculated on the basis described above, as included in the balance sheet of the current form 10-Q at June 30, 2007 may therefore be significantly different to the detailed FAS 87 computation that will be incorporated in the HKSE Circular, when published.

                    11

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 8 - PROPERTY, PLANT AND EQUIPMENT, NET

                        AT JUNE 30,   AT SEPTEMBER 30,

                          2007       2006

                        --------------  ----------------

                    NOTE  (IN THOUSANDS)  (IN THOUSANDS)

Assets held and used at cost:

  Land and buildings ...............     $   16,328  $    15,269

  Machinery, equipment and vehicles         25,729       29,299

  Furniture and fixtures ...........          933        867

  Computer hardware ................         2,697       1,834

  Computer software ................          402        361

  Assets held under finance leases .  (a)      2,389       2,433

                        -------------  ---------------

                           48,478       50,063

  Accumulated Depreciation .........        (31,123)      (34,469)

                        -------------  ---------------

   Net ...........................     $   17,355  $    15,594

                        =============  ===============

(a) Included in property, plant and equipment at June 30, 2007 are capital leases with a net book value of $1.42 million (September 30, 2006 $0.86 million). The cost of these assets held under capital leases was $2.39 million

(September 30, 2006 $2.43 million) and the accumulated depreciation relating to these assets was $0.97 million (September 30, 2006 $1.57 million).

NOTE 9 - INVENTORIES

                        AT JUNE 30,   AT SEPTEMBER 30,

                        --------------  ----------------

                          2007       2006

                        --------------  ----------------

                        (IN THOUSANDS)  (IN THOUSANDS)

Finished products ..........................  $   22,099  $    19,329

In-process products ........................      4,466       4,443

Raw materials ..............................      6,048       6,191

  Less: allowance for slow moving and

   obsolete inventories ..................     (6,841)      (7,110)

                        -------------  ---------------

                        $   25,772  $    22,853

                        =============  ===============

NOTE 10 - GAIN ON SALE OF LAND AND BUILDINGS

The gain of $312 arising on the sale of land and buildings in the nine months to

June 30, 2007 represents:

     (a) The sale, on March 27, 2007, of land at the Company's Atlas site in

     Sheffield, England that was surplus to current requirements. Sale proceeds were $294 and the cost of the land plus attributable expenses amounted to $70.

     (b) On July 27, 2006 the Company completed the sale of the remaining element of its industrial site at St. Paul's Road, Wednesbury, England for $4,756. The conditions of the sale agreement stipulated that the

     Company could occupy the site, for a peppercorn rent, until November

     30, 2006. In the financial statements for the year ended September 30,

     2006, $88 of the gain on the sale of the site was deferred. This deferral represented the fair value of rentals during the period of occupation from the sale of the site until November 30, 2006, the planned closure date. The Wednesbury site was vacated on schedule and the deferred element of the gain was released to the profit and loss account in the three month period to December 31, 2006 and is accordingly included in the gain reported in the nine month period ended June 30, 2007.

                    12

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 11 - MANUFACTURING AND OTHER REORGANIZATION COSTS




                  FOR THE THREE MONTHS        FOR THE NINE MONTHS

                      ENDED               ENDED

                 JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,

                  2007       2006       2007       2006

                --------------  --------------  -------------------------------

                (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Manufacturing and other

 reorganization costs ......      (22)      (592)      (120)     (1,820)

                =============  =============  =============  =============



     (i) Manufacturing and other reorganization costs of $22 and $120 have been incurred in the three and nine months periods ended June 30, 2007,

respectively. These are analyzed as follows:

      (a) On January 25, 2006, the Company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. The manufacturing and assembly functions formerly carried out at this site have been out sourced to suppliers based outside the UK and all warehouse and distribution operations previously performed at this location have now been transferred to the Company's principal UK manufacturing site in Sheffield. The closure and relocation of the Wednesbury facility was completed by November 30, 2006 and the costs of this exercise, including employee severance payments, site closure expenses, factory reorganization expenses, were provided for in the year ended

September 30, 2006. However, certain costs totaling $12 were not provided at that date and provision was made for them in the quarter ended March 31, 2007.

Additionally, that element of employee severance costs relating to the payment of loyalty bonuses for those employees staying until the site closure in

November 2006 was not provided for at September 30, 2006 and $10 was expensed to the profit and loss in the quarter to December 31, 2006 in respect of such bonuses.

      (c) Additionally, in the quarter to September 30, 2006, the

Company's UK subsidiary, Eclipse Magnetics Limited ("Eclipse"), announced the cessation of certain manufacturing activities at its site in Sheffield, England.

Eclipse also announced that it would be relocating the remaining elements of its business to the group's Sheffield, Atlas site. Provisions were made at September

30, 2006 in respect of severance, relocation and empty property rentals and the cessation of manufacturing and site relocation were completed by December 31,

2006. In the nine months to June 30, 2007 further provisions of $98 ($22 in the quarter to June 30, 2007) were made with regard to increases in the amounts previously provided re empty property rentals.

     (II)  SUMMARY OF MOVEMENTS ON PROVISIONS IN RESPECT OF THE UK

        MANUFACTURING AND REORGANIZATION PROGRAM

     The Wednesbury site closure, the production rationalization at Atlas and the restructuring at Eclipse form part of the Company's UK manufacturing reorganization program which was initiated to regenerate and modernize key areas of the hand and garden tools business. The closures have enabled the Company to consolidate its two UK hand and garden tool manufacturing sites and will allow the Company to develop a modern manufacturing, warehouse and distribution facility which will be well placed to meet the current and future needs of its customers.

     As at September 30, 2006 provisions of $3,730 were included within accrued expenses and other liabilities as follows:

      (a)  $1,387 was provided for in respect of severance, site closure costs and factory reorganization costs in relation to the

         Wednesbury site closure and Atlas reorganization.

                    13

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 11 - MANUFACTURING AND OTHER REORGANIZATION COSTS - CONTINUED

      (b)  $299 was provided in respect of severance costs relating to the cessation of certain manufacturing activities at Eclipse and costs in connection with the relocation of its remaining business to the Atlas site.

      (c)  The Company also had a further provision of $2,044 in respect of other UK manufacturing reorganization costs that was set up in previous years.

Additionally, asset impairments write-downs of $1,767 were made at September 30,

2006 in respect of plant and machinery at the restructured operations.

     The movements in the provisions balance between October 1, 2006 and

June 30, 2007 are as follows:

Included in Accrued Expenses and Other Liabilities:




                AT SEPTEMBER 30,                            AT JUNE 30,

                ----------------   EXCHANGE     AMOUNTS     AMOUNTS   --------------

                   2006      MOVEMENTS    PROVIDED    PAID/UTILISED    2007

                ----------------  --------------  --------------  --------------  --------------

                 (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Other UK reorganization costs       2,044       145        96       (265)      2,020

Wednesbury / Atlas costs ....       1,387        43       (17)     (1,250)       163

Eclipse move ................        299        22        -       (319)        2

                ----------------  --------------  --------------  --------------  --------------

                $     3,730  $     210  $      79  $    (1,834) $    2,185

                ================  ==============  ==============  ==============  ==============

Included in Property, Plant and Equipment:

Asset impairments ...........  $     1,767  $     118  $     (47) $     (540) $    1,298

                ================  ==============  ==============  ==============  ==============

Total .......................  $     5,497  $     328  $      32  $    (2,374) $    3,483

                ================  ==============  ==============  ==============  ==============



     The movements in the provisions balance between April 1, 2007 and June

30, 2007 are as follows:

Included in Accrued Expenses and Other Liabilities:




                 AT MARCH 31,                             AT JUNE 30,

                ----------------   EXCHANGE     AMOUNTS     AMOUNTS   --------------

                   2007      MOVEMENTS     PROVIDED    PAID/UTILISED    2007

                ----------------  --------------  --------------  --------------  --------------

                 (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Other UK reorganization costs       2,042        45        22       (89)      2,020

Wednesbury / Atlas costs ....        181        4        -       (22)       163

Eclipse move ................         22        7        -       (27)        2

                ----------------  --------------  --------------  --------------  --------------

                $     2,245  $      56  $      22  $     (138) $    2,185

                ================  ==============  ==============  ==============  ==============

(b) Included in Property, Plant and Equipment:

Asset impairments ...........  $     1,361  $      31  $      -  $     (94) $    1,298

                ================  ==============  ==============  ==============  ==============

Total .......................  $     3,606  $      87  $      22  $     (232) $    3,483

                ================  ==============  ==============  ==============  ==============



                    14

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 12 - INCOME TAXES

     Spear & Jackson is subject to income taxes in the US and in the other overseas tax jurisdictions where its principal trading subsidiaries operate. The

(provision)/ benefit for US and foreign income taxes arising on its continuing operations consists of:

            FOR THE THREE MONTHS ENDED  FOR THE NINE MONTHS ENDED

             JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,

              2007      2006      2007      2006

            ------------  ------------  ------------  ------------

            IN THOUSANDS  IN THOUSANDS  IN THOUSANDS  IN THOUSANDS

Current tax provision $    (41)  $    (41)  $   (136)  $   (294)

Deferred tax benefit       -       -       -      566

            -----------  -----------  -----------  -----------

            $    (41)  $    (41)  $   (136)  $    272

            ===========  ===========  ===========  ===========

     A reconciliation of the net (provision) benefit for income taxes compared with the amounts arising at the US federal rate is as follows:




                            FOR THE THREE MONTHS     FOR THE NINE MONTHS

                                ENDED             ENDED

                            JUNE 30,   JUNE 30,    JUNE 30,    JUNE 30,

                             2007     2006      2007      2006

                          ------------  ------------  ------------  ------------

                          IN THOUSANDS  IN THOUSANDS  IN THOUSANDS  IN THOUSANDS


Tax at US federal statutory income tax rate .....  $     94  $    958  $    341  $   2,399

Overseas tax at rates different to effective rate       46      (190)      19      (526)

Adjustment to prior year overseas tax provisions        -       -       -      (89)

Gain on sale of UK property covered by losses

 brought forward ...............................       -       -       67       -

Settlement of class litigation ..................       -      (179)       -      (179)

Permanent differences ...........................      (31)      (40)     (123)     (112)

Valuation allowance .............................      (150)     (590)     (440)    (1,221)

                          ------------  ------------  ------------  ------------

                          $    (41) $    (41) $    (136) $    272

                          ============  ============  ============  ============



                    15

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 12 - INCOME TAXES - CONTINUED

     The Company follows the provisions of SFAS No. 109, "Accounting for

Income Taxes", which require the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.

     Deferred income tax expense or benefit is based on the changes in the asset or liability from period to period. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company reviews the recoverability of its deferred tax assets and, based on such periodic reviews, the Company could recognize a change in the valuation allowance relating to its deferred tax assets in the future should, for example,

estimates of forecast taxable income be reduced or other favorable or adverse events occur.

     In the nine month period ended June 30, 2007, the potential income tax benefit relating to the Company's U.S. and non-U.S. subsidiary losses arising in the period has been offset by a valuation allowance. In assessing the Company's ability to realize its deferred tax assets, management considered the scheduled reversal of deferred tax liabilities, projected future taxable income and tax and other strategic planning initiatives. Future reversal of the valuation allowance will be achieved either when the tax benefit is realized or when it has been determined that it is more likely than not that the benefit will be realized through offset against future taxable income.

     The majority of the Group's deferred tax asset relates to timing differences originating in its UK subsidiaries. Such deferred tax balances have been provided at 30%. Legislation, which was enacted in July 2007, will reduce the rate to 28%. If this new tax legislation had been formally enacted prior to

June 30, 2007, the effect on the Group' condensed consolidated financial statements for the nine months ended on that date would have been as follows:

     (i)   The income tax provision would reduce by $165 resulting in an income tax benefit of $29.

     (ii)   The deferred tax asset of $17,983 would reduce by $1,199 to

         $16,784.

     (iii)  The net of tax minimum pension liability adjustment of $47,734 would increase by $1,365 to $49,099.

                    16

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 13 - COMPREHENSIVE INCOME

     Comprehensive income represents net income and other revenues,

expenses, gains and losses that are excluded from net income and recognized directly as a component of stockholder's equity. Comprehensive income and its components comprise the following:




                        FOR THE THREE MONTHS ENDED    FOR THE NINE MONTHS ENDED

                         JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,

                          2007       2006      2007       2007

                       --------------  --------------  --------------  --------------

                       (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)  (IN THOUSANDS)


Net loss .................................  $     (309) $    (2,776) $    (1,110) $    (6,582)

Other comprehensive income (loss)

 Additional minimum pension liability ...      (1,074)     (2,842)     (3,287)     (1,993)

 Foreign currency translation adjustments      2,042      3,823      5,600      2,277

 Unrealized (losses) gains on derivative

  instruments ..........................       (40)       (31)       (46)        7

                       --------------  --------------  --------------  --------------

Total comprehensive income (loss) ........  $     619  $    (1,826) $    1,157  $    (6,291)

                       ==============  ==============  ==============  ==============



NOTE 14 - SEGMENT DATA

     The Company's principal operations relate to the manufacture and distribution of a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools. These operations are conducted through business divisions located primarily in the United Kingdom, France, the Netherlands, USA,

Australasia and China.

     Given below are summaries of the significant accounts and balances by business segment and by geographical location, reconciled to the consolidated totals. In both periods, transactions and balances applicable to the Company's distribution companies in France, Australia and New Zealand have been aggregated with the hand and garden product businesses since these products represent the most significant proportion of the distribution companies' trades. Those transactions relating to the Company's distribution entities in the Netherlands and China have been included in the Metrology division disclosures. The summaries also provide an analysis of the accounts and balances between continuing and discontinued operations.

     The financial information of the segments is regularly evaluated by the corporate operating executives in determining resource allocation and assessing performance and is reviewed by the Company's Board of Directors.

     The Company's senior management evaluates the performance of each business segment based on its operating results and, other than general corporate expenses, allocates specific corporate overhead to each segment.

Accounting policies for the segments are the same as those for the Company.

     The following is a summary of the significant accounts and balances (in thousands) by business segment, reconciled to the consolidated totals.

                    17

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 14 - SEGMENT DATA - CONTINUED




                    SALES      LONG-LIVED ASSETS (a)      SALES      LONG-LIVED ASSETS (a)

                -------------------  -----------------------  -------------------  -----------------------

                 THREE MONTHS ENDED       AT        NINE MONTHS ENDED       AT

                JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,

                 2007    2006    2007     2006    2007    2006    2007     2006

                --------  --------  ---------  -----------  --------  --------  --------  ------------


Hand & garden tools .........  $ 20,133  $ 17,580  $  3,601  $   4,886  $ 58,429  $ 54,632  $ 3,601  $   4,886

Metrology tools .............   5,327   4,103    3,193     2,967   15,231   12,728   3,193     2,967

Magnetic products ...........   3,270   2,964     338      159   9,055   8,375    338      159

Corporate ...................     -     -   10,223     9,662     -     -   10,223     9,662

                --------  --------  ---------  -----------  --------  --------  --------  ------------

  Total ....................  $ 28,730  $ 24,647  $ 17,355  $  17,674  $ 82,715  $ 75,735  $ 17,355  $   17,674

                ========  ========  =========  ===========  ========  ========  ========  ============

Attributable to:

  Continuing operations ....  $ 28,730  $ 24,647  $ 17,355  $  17,674  $ 82,715  $ 75,145  $ 17,355  $   17,674

  Discontinued operations ..  $   -  $   -  $    -  $     -  $   -  $  590  $   -  $     -

                --------  --------  ---------  -----------  --------  --------  --------  ------------

                $ 28,730  $ 24,647  $ 17,355  $  17,674  $ 82,715  $ 75,735  $ 17,355  $   17,674

                ========  ========  =========  ===========  ========  ========  ========  ============


                  DEPRECIATION   CAPITAL EXPENDITURE (b)    DEPRECIATION   CAPITAL EXPENDITURE (b)

                -------------------  -----------------------  -------------------  -----------------------

                 THREE MONTHS ENDED   THREE MONTHS ENDED   NINE MONTHS ENDED    NINE MONTHS ENDED

                JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,

                 2007    2006    2007     2006    2007    2006    2007     2006

                --------  --------  ---------  -----------  --------  --------  --------  ------------


Hand & garden tools .........  $  303  $  478  $   231  $    83  $  895  $ 1,215  $ 1,562  $    621

Metrology tools .............     84     77     118      46    258    173    275      583

Magnetic products ...........     29     86     (10)      2     89    236    270       9

Corporate ...................     56     50     41       -    167    151     41       -

                --------  --------  ---------  -----------  --------  --------  --------  ------------

  Total ....................  $  472  $  691  $   380  $    131  $ 1,409  $ 1,775  $ 2,148  $   1,213

                ========  ========  =========  ===========  ========  ========  ========  ============

Attributable to:

  Continuing operations ....  $  472  $  691  $   380  $    131  $ 1,409  $ 1,775  $ 2,148  $   1,213

                ========  ========  =========  ===========  ========  ========  ========  ============


                 OPERATING LOSS      NET INTEREST      OPERATING LOSS      NET INTEREST

                -------------------  -----------------------  -------------------  -----------------------

                THREE MONTHS ENDED   THREE MONTHS ENDED   NINE MONTHS ENDED    NINE MONTHS ENDED

                JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,

                 2007    2006    2007     2006    2007    2006    2007     2006

                --------  --------  ---------  -----------  --------  --------  --------  ------------


Hand & garden tools .........  $ (1,076) $ (2,309) $   (31) $    (73) $ (2,282) $ (6,057) $  (110) $    (109)

Metrology tools .............    652    343     (9)      (2)   1,556    941    (17)      (15)

Magnetic products ...........    413    192     (7)      (1)    619    387    (11)      (4)

Corporate ...................    (364)   (960)     40      38   (1,157)  (2,211)    156      103

                --------  --------  ---------  -----------  --------  --------  --------  ------------

  Total ....................  $  (375) $ (2,734) $   (7) $    (38) $ (1,264) $ (6,940) $   18  $    (25)

                ========  ========  =========  ===========  ========  ========  ========  ============

Attributable to:

  Continuing operations ....  $  (375) $ (2,723) $   (7) $    (38) $ (1,264) $ (6,851) $   18  $    (25)

  Discontinued operations ..  $   -  $  (11) $    -  $     -  $   -  $  (89) $   -  $     -

                --------  --------  ---------  -----------  --------  --------  --------  ------------

                $  (375) $ (2,734) $   (7) $    (38) $ (1,264) $ (6,940) $   18  $    (25)

                ========  ========  =========  ===========  ========  ========  ========  ============



(a)  Represents property, plant and equipment, net.

(b)  Capital expenditure for the three months to June 30, 2007 includes $154

   (2006- $31) in respect of assets under finance leases. Capital expenditure for the nine months to June 30, 2007 includes $1,059 (2006- $475) in respect of assets under finance leases.

                    18

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

The following table presents certain data by geographic areas (in thousands):




                   SALES (a)     LONG-LIVED ASSETS (b)     SALES (a)    LONG-LIVED ASSETS (b)

                -------------------  -----------------------  -------------------  -----------------------

                 THREE MONTHS ENDED       AT        NINE MONTHS ENDED       AT

                JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,

                 2007    2006    2007     2006    2007    2006    2007     2006

                --------  --------  ---------  -----------  --------  --------  --------  ------------


United Kingdom ..............  $ 12,791  $ 10,893  $ 15,230  $  15,800  $ 33,755  $ 33,402  $ 15,230  $   15,800

Europe ......................   6,578   5,668    1,244     1,171   20,065   16,923   1,244     1,171

Australasia .................   3,815   3,366     488      389   12,052   10,433    488      389

North America ...............   2,700   1,836      -       -   6,963   5,360     -       -

China and Rest of World .....   2,846   2,884     393      314   9,880   9,617    393      314

                --------  --------  ---------  -----------  --------  --------  --------  ------------

  Total ....................  $ 28,730  $ 24,647  $ 17,355  $  17,674  $ 82,715  $ 75,735  $ 17,355  $   17,674

                ========  ========  =========  ===========  ========  ========  ========  ============

Atributable to:

  Continuing operations ....  $ 28,730  $ 24,647  $ 17,355  $  17,674  $ 82,715  $ 75,145  $ 17,355  $   17,674

  Discontinued operations ..  $   -  $   -  $    -  $     -  $   -  $  590  $   -  $     -

                --------  --------  ---------  -----------  --------  --------  --------  ------------

                $ 28,730  $ 24,647  $ 17,355  $  17,674  $ 82,715  $ 75,735  $ 17,355  $   17,674

                ========  ========  =========  ===========  ========  ========  ========  ============


                  DEPRECIATION    CAPITAL EXPENDITURE (c)   DEPRECIATION    CAPITAL EXPENDITURE (c)

                -------------------  -----------------------  -------------------  -----------------------

                 THREE MONTHS ENDED   THREE MONTHS ENDED   NINE MONTHS ENDED    NINE MONTHS ENDED

                JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,

                 2007    2006    2007     2006    2007    2006    2007     2006

                --------  --------  ---------  -----------  --------  --------  --------  ------------


United Kingdom ..............  $  331  $  590  $   105  $    89  $  982  $ 1,495  $ 1,595  $    938

Europe ......................     64     37     61      13    212    110    256       47

Australasia .................     63     50     131       9    179    156    191       29

China and Rest of World .....     14     14     83      20     36     14    106      199

                --------  --------  ---------  -----------  --------  --------  --------  ------------

  Total ....................  $  472  $  691  $   380  $    131  $ 1,409  $ 1,775  $ 2,148  $   1,213

                ========  ========  =========  ===========  ========  ========  ========  ============

Atributable to:

  Continuing operations ....  $  472  $  691  $   380  $    131  $ 1,409  $ 1,775  $ 2,148  $   1,213

                ========  ========  =========  ===========  ========  ========  ========  ============


                  OPERATING LOSS      NET INTEREST      OPERATING LOSS      NET INTEREST

                -------------------  -----------------------  -------------------  -----------------------

                 THREE MONTHS ENDED   THREE MONTHS ENDED   NINE MONTHS ENDED    NINE MONTHS ENDED

                JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,   JUNE 30,

                 2007    2006    2007     2006    2007    2006    2007     2006

                --------  --------  ---------  -----------  --------  --------  --------  ------------


United Kingdom ..............  $  (226) $ (1,842) $    4  $    (40) $ (1,400) $ (6,019) $   43  $    (72)

Europe ......................     93     41     (35)     (45)    582    401    (126)      (87)

Australasia .................    (26)    (82)     17      12    116    (97)    57       37

North America ...............    (97)   (805)     13      35    (257)  (1,055)    44       97

China and Rest of World .....    (119)    (46)     (6)      -    (305)   (170)     -       -

                --------  --------  ---------  -----------  --------  --------  --------  ------------

  Total ....................  $  (375) $ (2,734) $   (7) $    (38) $ (1,264) $ (6,940) $   18  $    (25)

                ========  ========  =========  ===========  ========  ========  ========  ============

Atributable to:

  Continuing operations ....  $  (375) $ (2,723) $   (7) $    (38) $ (1,264) $ (6,851) $   18  $    (25)

  Discontinued operations ..  $   -  $  (11) $    -  $     -  $   -  $  (89) $   -  $     -

                --------  --------  ---------  -----------  --------  --------  --------  ------------

                $  (375) $ (2,734) $   (7) $    (38) $ (1,264) $ (6,940) $   18  $    (25)

                ========  ========  =========  ===========  ========  ========  ========  ============



(a)  Sales are attributed to geographic areas based on the location of the customers.

(b)  Represents property, plant and equipment, net.

(c)  Capital expenditure or for the three months to June 30, 2007 includes $154

   (2006- $31) in respect of assets under finance leases. Capital expenditure for the nine months to June 30, 2007 includes $1,059 (2006- $475) in respect of assets under finance leases.

                    19

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 15 - LEGAL PROCEEDINGS

     On April 15, 2004, the US Securities and Exchange Commission filed suit in the U.S. District Court for the Southern District of Florida against the

Company and Mr. Dennis Crowley, its then current Chief Executive

Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arise from the alleged failure of Mr. Crowley to accurately report his ownership of the Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the

Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

     As a further measure, the Court appointed a Corporate Monitor to oversee the Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock. Although Soneet Kapila has continued

to serve as Corporate Monitor for the Company, on January 10, 2007, he applied to the Court to terminate the role of Corporate Monitor having determined that his function was no longer necessary. As discussed below, on January 22, 2007 the Court entered the order to relieve the Corporate Monitor of his duties.

     Following Mr. Crowley's suspension, the Board appointed Mr. J.R.

Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman. Mr. William Fletcher, a fellow member of the Company's Board of Directors, who, until October 27, 2004, was the Company's Chief Financial

Officer, and who is a director of Spear & Jackson plc, based in Sheffield,

served as acting Chief Executive Officer. Following extensive settlement negotiations with the SEC and Mr. Crowley, the Company reached a resolution with both parties. On September 28, 2004, Mr. Crowley signed a Consent to Final

Judgment of Permanent Judgment with the SEC, without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of

$3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000. In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants

International Media Solutions, Inc., Yolanda Velazquez and Kermit Silva, who are

not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of 2002.

     On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

     Additionally, the Company entered into a Stock Purchase Agreement with

PNC Tool Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the

Stock Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC,

which represented approximately 51.1% of the outstanding common shares of the

Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase

Agreement. The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005, by

the U.S. District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc.,

International Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case

No: 04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by Mr. Crowley. These monies have been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the

Sarbanes-Oxley Act of 2002.

                    20

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 15 - LEGAL PROCEEDINGS - CONTINUED.

     With the return of the Spear & Jackson shares to the Company by PNC,

the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which is a beneficial owner of 3,543,281 shares of common stock, had its interest in the Company increased to approximately 61.8% of the outstanding common stock.

     Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by

Company stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and current acting Chief Executive

Officer. These suits alleged essentially the same claims as the SEC suit discussed above.

     These various class action suits were subsequently consolidated.

Thereafter, the defendants filed certain Motions to Dismiss with regard to the

Complaint and on October 19, 2005, the U.S. District Court for the Southern

District of Florida in Re Spear & Jackson Securities Litigation entered its

Order regarding these Motions. The Order denied the Company's motion as well as that of Mr. Crowley, the former Chief Executive Officer of Spear & Jackson. The

Court granted the Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief Executive Officer, and also granted the Motion to Dismiss on behalf of the Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending.

No appeal was filed with respect to the decision to dismiss the case against Mr.

Fletcher.

     On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff

reached a Memorandum of Understanding ("MOU") which confirmed that the plaintiffs, the Company and Dennis Crowley had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited $650,000 into a Qualified Settlement

Fund, for disbursement to the Settlement Class pending approval of the Court.

Subsequent to this Sherb & Co. also agreed to the terms of the Settlement agreeing to contribute an additional $125,000.

     On November 9, 2006, the Stipulation of Settlement was filed with the

Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The Settlement hearing was set for May 11, 2007 to determine whether the terms of the Settlement were fair, just, reasonable and adequate to the Settlement Class and should be approved by the Court; whether a final judgment should be entered dismissing the litigation; whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to the plaintiffs' lead counsel. The Order also appointed a claim administrator and provided for notice to those who sought exclusion from the Settlement Class.

     On January 10, 2007, Soneet Kapila applied to the Court to terminate the role of Corporate Monitor having determined that his function was no longer necessary. On January 22, 2007 the Court entered the order to relieve the

Corporate Monitor of his duties.

     On May 11, 2007, the US District Court for the Southern District,

sitting in West Beach, Florida, heard the Plaintiff's motion for Final Approval of the Class Action Settlement and Plan of Approval, to which there were no objectors or class members that opted out of the settlement. On May 14, 2007,

the Court signed the Final Judgment thus forever extinguishing all of the class claims against the Company and barring any claims for contribution by third parties. The Final Judgment made clear that the settlement was not an admission of wrongdoing or liability by the company.

                    21

           SPEAR & JACKSON, INC. AND SUBSIDIARIES

    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

             (IN THOUSANDS EXCEPT SHARES)

NOTE 15 - LEGAL PROCEEDINGS - CONTINUED.

     On September 6, 2005, the Company was served with a Shareholder

Derivative Complaint, Hapka v. Crowley, et al. Case No: CA005068, filed on June

1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit named the

Company as nominal defendant. Also named as defendants were former directors,

Robert Dinerman, William Fletcher and John Harrington, in addition to Dennis

Crowley and the Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in April 2004 in the U. S. District Court for the Southern District of

Florida, and the series of class actions claims initiated in the U.S. District

Court, but additionally alleges state law claims of breaches of fiduciary duty,

abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

     In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of $70,000 in legal fees. The settlement was filed with the Court in early November 2006.

     On February 2, 2007, the Circuit Court entered a Preliminary Approval

Order preliminarily approving the partial settlement pursuant to the Stipulation of Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman. The Court set May 29,

2007 at 8a.m. at the West Palm Beach County Courthouse, for the Settlement

Hearing to determine (i) whether the terms of the Partial Settlement are fair,

just reasonable and adequate to the derivative stockholders and to the Company,

and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear & Jackson,

as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

     On May 29, 2007, the Circuit Court in Palm Beach County entered a Final

Judgment and Order approving the settlement and award of attorneys' fees and expenses detailed in the Stipulation, resulting in the dismissal of the suit and the release of the Company and certain officers and directors.

     Additionally, the Company is, from time to time, subject to legal proceedings and claims arising from the conduct of its business operations,

including litigation related to personal injury claims, customer contract matters, employment claims and environmental matters. While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities including lawsuits, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts accrued or covered by insurance, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

                    22

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS

     OF OPERATIONS.

GENERAL

The following information should be read in conjunction with the consolidated financial statements and notes hereto and other information set forth in this report.

FORWARD LOOKING STATEMENTS

This report (including the information in this discussion) contains forward-looking statements within the meaning of Section 27A of the Securities

Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,

as amended. These forward-looking statements involve risks and uncertainties,

including statements regarding the Company's capital needs, business strategy and expectations, and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Terminology such as "may", "will", "should",

"believes", "estimates", "plans", "expects", "attempts", "intends",

"anticipates", "could", "potential" or "continue", the negative of such terms,

or other comparable terminology, are intended to identify forward-looking statements.

In evaluating any forward-looking statements, you should consider various risk factors, including those summarized under "Risk Factors", below, and those described in other sections of this report, in the other reports the Company files with the SEC and in the Company's press releases. Such factors may cause the Company's actual results to differ materially from any forward-looking statement. The Company disclaims any obligation to publicly update the statements, or disclose any difference between its actual results and those reflected in the statements. With respect to all such forward-looking statements, the Company seeks the protection afforded by the Private Securities

Litigation Reform Act of 1995.

RISK FACTORS

Historically, Spear & Jackson, Inc. ("Spear & Jackson", "the Company", "we") has

achieved growth by the development of new products, strategic acquisitions and expansion of the Company's sales organization. There can be no assurance that the Company will be able to continue to develop new products, effect corporate acquisitions or expand sales to sustain rates of revenue growth and profitability in future periods. Any future success that the Company may achieve will depend upon many factors including factors which may be beyond the control of the Company or which cannot be predicted at this time.

Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, actual results may differ materially from our expectations. Uncertainties and factors which could cause actual results or events to differ materially from those set forth or implied include, without limitation:

THE COMPANY IS SUBJECT TO A NUMBER OF SIGNIFICANT RISKS THAT MIGHT CAUSE THE

COMPANY'S ACTUAL SALES TO VARY MATERIALLY FROM ITS FORECASTS, TARGETS, OR

PROJECTIONS, INCLUDING:

   - achieving planned revenue and profit growth in each of the Company's business units;

   - changes in customer requirements and in the volume of sales to principal customers;

   - renewal of material contracts in the Company's business units consistent with past experience;

   - the timing of orders and shipments;

   - emergence of new competitors or consolidation of existing competitors;

   - continued absence of consolidation among key customers;

   - industry demand fluctuations.

                    23

Our expectations for both short- and long-term future net revenues are based on our own estimates of future demand. Orders from our principal customers are ultimately based on demand from end-users and such prospective end-user demand can be difficult to measure. Low end-user demand would negatively affect orders we receive from distributors and other principal customers and this would mean that our revenues in any fiscal period could be adversely impacted. If our estimates of sales are not accurate and we experience unforeseen variability in our revenues and operating results, we may be unable to adjust our expense levels accordingly and our profit margins will be adversely affected.

A number of our products are sold through distributors and large retailers. No assurances can be given that any or all such distributors or retailers will continue their relationship with us. Distributors and other significant retail customers cannot easily be replaced and the loss of revenues and our inability to reduce expenses to compensate for the loss of revenues could adversely affect our net revenues and profit margins.

With the growing trend toward retail trade consolidation, especially in the developed US, European and Australasian markets, certain of our product groups are sold to key retailers whose bargaining strength is growing. Accordingly, we face greater pressure from such significant retail trade customers to provide more favorable trade terms with, accordingly, the risk of margin dilution. We can also be negatively affected by changes in the policies of our material retail trade customers, particularly with regard to the reduction of trade inventory levels, access to shelf space, and other conditions.

The market for certain of the Company's products is subject to economic conditions affecting the industrial manufacturing sector, including the level of capital spending by industrial companies and the general movement of manufacturing to low cost foreign countries where the Company may not have a competitive market presence. Accordingly, economic weakness in the industrial manufacturing sector may result in decreased demand for certain of the Company's products, which will impact negatively on the Company's trading performance.

Economic weakness in the consumer market will also have a detrimental effect on the Company's profitability. In the event that demand for any of the Company's products declines significantly, the Company could be required to recognize certain costs as well as asset impairment charges on long-lived assets related to those products.

RISKS ASSOCIATED WITH THE SUCCESSFUL AND TIMELY INTEGRATION OF ANY SIGNIFICANT

BUSINESSES ACQUIRED BY THE COMPANY AND REALIZATION OF ANTICIPATED SYNERGIES:

The Company has made, and in the future may make, acquisitions of, or significant investments in, businesses with complementary or aligned products and services or in new start up businesses. Acquisitions involve numerous risks,

including but not limited to: (1) diversion of management's attention from other operational matters; (2) inability to complete acquisitions along anticipated timescales, or at all; (3) lack of success in realizing anticipated synergies from acquisitions and investments (4) weaknesses in acquired company's internal controls; (5) worse-than-expected performance of the acquired company or its product offerings; (6) unknown, underestimated and/or undisclosed commitments or liabilities; (7) failure to integrate and retain key employees; and (8)

unsuccessful integration of operations. The Company's inability to effectively manage these risks could materially and adversely affect the Company's business,

financial condition and results of operations.

RISKS ASSOCIATED WITH MAJORITY STOCKHOLDER

As detailed in the footnotes to the consolidated financial statements, on July

28, 2006, the Company's majority stockholder, Jacuzzi Brands, Inc. ("Jacuzzi"),

completed the sale of its 61.8% stockholding in Spear & Jackson, Inc. to United

Pacific Industries Limited, a Bermuda corporation, and its wholly owned subsidiary Pantene Global Holdings Limited (collectively, "UPI"). This change in ownership and control of the Company may have a significant impact on its future strategy, the way that it conducts its operations and the size and composition of its earnings and net assets, since UPI can influence substantially all matters requiring stockholder approval by simple majority in excess of 50%,

including the election of directors, the approval of significant corporate transactions, such as acquisitions, the ability to block an unsolicited tender offer and any other matter requiring a vote of shareholders.

Additionally, based on its majority ownership, UPI is in position to complete a merger or other transaction involving the Company, subject to compliance with applicable regulatory requirements, which could result in the elimination of minority stockholders.

                    24

UPI paid Jacuzzi $1.40 per share for its shares of common stock of the Company and agreed that for a one-year period following the closing of its acquisition of the majority interest in the Company, should UPI or any of its affiliates acquire any additional shares of the Company, the purchase price per share would not be less than $1.40.

On May 14, 2007, UPI made a formal offer to the Company to acquire its remaining

38.2% of outstanding shares of common stock of US$0.001 par value per share

("S&J Shares") not already owned by UPI for an aggregate cash consideration of

US$3,251,510 representing a price of US$1.483 ("the Acquisition").

Following extensive discussions between UPI and the Company's Finance Committee,

a revised offer price of US$1.96 per share was agreed representing a total amount due to the minority shareholders of US$4,297,343. Consequently, on June

22, 2007 the Company entered into a definitive merger agreement (the

"Agreement") with UPI, under the terms of which the Company will be merged with a newly formed Nevada corporation (the "Merger Sub"). At the effective date of the merger the separate existence of the Company will cease and the Merger Sub will continue as the surviving corporation. Accordingly, the stockholders of the

Company (other than UPI, Pantene Global Holdings Limited, any of their wholly owned subsidiaries, Merger Sub and any Company stockholders who exercise their dissenter's rights) will receive a cash payment of US$1.96 per share. Dissenters will be entitled to seek court adjudication as to the fair value of their shares.

RISKS CONCERNING THE CONTINUING AVAILABILITY OF APPROPRIATE RAW MATERIALS AND

FACTORED PRODUCTS:

The Company's business units source raw materials, component parts and factored goods from a wide range of domestic and foreign suppliers. If the business units experience difficulties in obtaining sufficient supplies of such items as a result of component prices becoming unreasonable, interruptions in supply due to natural disaster, economic or political difficulties, changes in regulatory requirements and tariffs, quarantines or other restrictions, the Company would experience resultant delays in the shipping of its products to customers which would have a negative impact on our revenues.

RISKS CONCERNING THE MAINTAINING AND IMPROVEMENT OF CURRENT PRODUCT MIX:

We may experience unfavorable shifts in product mix or reductions in demand for a product or products that could dilute margins or limit our ability to spread manufacturing costs over normal levels of sales volume.

RISKS RELATING TO INCREASING PRICE, PRODUCTS AND SERVICES COMPETITION:

The markets for our products are characterized by intense competition and pricing pressures. We compete with businesses having substantially greater financial, research and development, manufacturing, marketing, and other resources. If we are not able to continually design, manufacture, and successfully introduce new or enhanced products or services that are comparable or superior to those provided by our competitors and at comparable or better prices, we could experience pricing pressures and reduced sales, profit margins,

profits, and market share, each of which could have a materially adverse effect on the Company's sales and margins.

RISKS IN CONNECTION WITH CHANGES IN COMPANY INVENTORY LEVELS:

Our inventory is subject to risks of changes in market demand for particular products. Our inability to obtain critical parts and supplies or any resulting excess and/or obsolete inventory could have an adverse impact on our results of operations.

RISKS CONCERNING THE TIMELY IMPLEMENTATION OF THE COMPANY'S RESTRUCTURING

PROGRAMS AND FINANCIAL PLANS:

The Company continues to evaluate plans to consolidate and reorganize some of its manufacturing and distribution operations. There can be no assurance that the Company will be successful in these efforts or that any consolidation or reorganization will result in revenue increases or cost savings to the Company.

The implementation of these reorganization measures may disrupt the Company's manufacturing and distribution activities, could adversely affect operations,

and could result in asset impairment charges and other costs that will be recognized if and as these reorganization or restructuring plans are implemented or the related obligations are incurred.

                    25

RISKS INHERENT IN OUR DEPENDENCE ON INTERNATIONAL SALES AND FOREIGN OPERATIONS:

Our principal business locations are situated in the UK, France, the

Netherlands, Australasia and China and we generate sales from many areas of the world involving transactions denominated in a variety of currencies. The Company is subject to currency exchange rate risk to the extent that its costs are denominated in currencies other than those in which its revenues are derived. In addition, since our financial statements are denominated in U.S. dollars,

changes in currency exchange rates between the U.S. dollar and other currencies have had, and will continue to have, an impact on our earnings and net assets.

Accordingly, we cannot be certain that currency exchange rate fluctuations will not adversely affect our future results of operations and financial condition.

As explained above, a significant proportion of sales are made by our businesses, particularly those in the UK, into foreign export markets. We anticipate that the portion of our total revenue from international sales will continue to increase as we further enhance our focus on developing new products,

establishing new business partners and strengthening our presence in key growth areas. These overseas interests will therefore be subject to various financial and operating risks that arise from conducting business internationally,

including:

   - unexpected changes in, or the imposition of, additional legislative or regulatory requirements in the various geographical regions where the

     Company operates ;

   - fluctuating exchange rates;

   - tariffs and other barriers;

   - difficulties in staffing and managing foreign sales operations;

   - import and export restrictions;

   - greater difficulties in accounts receivable collection and longer payment cycles;

   - potentially adverse tax consequences;

   - potential hostilities and changes in diplomatic and trade relationships.

RISKS CONCERNING THE CONTINUING DEVELOPMENT AND MAINTENANCE OF APPROPRIATE

BUSINESS CONTINUITY PLANS FOR THE COMPANY'S PROCESSING SYSTEMS:

Our results could be adversely affected if we are unable to implement improvements in our reporting systems without significant interruptions in our accounting, order entry, billing, manufacturing and other customer support IT functions.

Additionally, should employee time and advisory costs to be incurred in respect of compliance with Section 404 of the Sarbanes-Oxley Act 2002 be higher than management's expectations, this may also have a negative impact on Company earnings.

RISKS IN CONNECTION WITH ATTRACTING AND RETAINING QUALIFIED KEY EMPLOYEES:

The success of the Company's efforts to grow its business depends on the contributions and abilities of key executive and operating officers and other personnel. The Company must therefore continue to recruit, retain and motivate management and operating personnel sufficient to maintain its current business and support its projected growth. A shortage of these key employees might jeopardize the Company's ability to meet its growth targets.

RISKS RELATING TO MATERIAL BREACHES OF SECURITY OF ANY OF THE COMPANY'S SYSTEMS:

The Company's management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of financial reporting for external purposes in accordance with accounting principles generally accepted in the United States of America.

Internal control over financial reporting includes: maintaining records that in reasonable detail accurately and fairly reflect the Company's transactions;

providing reasonable assurance that transactions are recorded as necessary for

                    26

preparation of the financial statements; providing reasonable assurance that receipts and expenditures of the Company's assets are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition, use or disposition of the Company assets that could have a material effect on the financial statements would be prevented or detected on a timely basis. Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of the Company's financial statements would be prevented or detected. Any failure to maintain an effective system of internal control over financial reporting could limit the Company's ability to report its financial results accurately and timely or to detect and prevent fraud.

RISKS CONCERNING SIGNIFICANT INCREASES IN THE COST OF PROVIDING PENSION BENEFITS

TO EMPLOYEES AND RETIREES:

The Company has a defined benefit pension plan ("The Pension Plan", "The Plan")

covering certain of its UK employees, former employees and retirees. The Pension

Plan assets are invested primarily in equity securities and fixed-income government and corporate securities. At present, the Pension Plan has pension liabilities that exceed its assets. Under applicable law, we are required to make cash contributions to an under funded pension plan to the extent necessary to comply with minimum funding requirements imposed by regulatory demands. The amount of such cash contributions is based on an actuarial valuation of the

Plan.

A number of statistical and other factors which attempt to anticipate future events are used by the actuaries in calculating the expense and liability related to the Plan. These factors include assumptions about the discount rate,

expected return on plan assets and rate of future compensation increases as determined by us, within certain guidelines, and in conjunction with our actuarial consultants and auditors. Our actuarial consultants also use subjective factors such as withdrawal and mortality rates to estimate the expense and liability related to the Plans. The actuarial assumptions used by us may differ significantly, either favorably or unfavorably, from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of participants.

The funding status of the Plan can therefore alter as a result of changes in the actuarial assumptions used, changes in market conditions and a number of other factors. We cannot provide assurance that the value of the Pension Plan assets,

or the investment returns on those Plan assets, will continue to be sufficient in the future. It is therefore possible that we may be required to make significant additional cash contributions to the Plan which would reduce the cash available for other business requirements, or that we will have to recognize a significant pension liability adjustment which would decrease the net assets of the Company.

RISKS RELATED TO RAW MATERIAL AND ENERGY COSTS:

The prices of many of the Company's raw materials vary with market conditions.

In addition, the price of many of the Company's finished goods that are sourced from overseas' suppliers are impacted by changes in currency rates, freight costs and raw materials at the point of production.

We purchase the majority of our raw materials for our products on the open market and we also rely on third parties for the sourcing of certain finished goods and component parts and assemblies. Accordingly, our cost of products may be affected by changes in the market price of raw materials, sourced components or finished goods.

Gas, electricity and other utility prices have become increasingly volatile in the UK, where we have a significant manufacturing presence. This situation has been exacerbated by price increases for certain of our raw materials,

particularly steel, cobalt and plastics. For example, the movements on cobalt and nickel prices since September 30, 2006 have been as follows:

Cobalt: September 30, 2006 $18/1lb

     June 30, 2007 $30/1lb

     Increase 67%

Nickel: September 30, 2006 $32,250/tonne

     June 30, 2007 $52,400/tonne

     Increase 62%

We do not generally engage in commodity hedging transactions for raw materials.

                    27

Significant increases in the prices of raw materials, sourced components,

finished goods or other commodities could require us to increase the prices of our products, which may reduce consumer demand for our products or make us more susceptible to competition. The Company's ability to pass these increases on to its customers varies depending on the product line and the rate and magnitude of any increase. There may be periods of time during which increases in these costs cannot be recovered and our profitability will be adversely affected.

RISKS ASSOCIATED WITH FOREIGN SUPPLIERS:

We purchase a growing portion of our products from foreign suppliers based in

India and the Far East. In line with the those risks, outlined above, associated with our foreign operations and international selling, our use of foreign suppliers also causes increased risk to our business due to:

   - increases in transportation costs;

   - new or increased import duties;

   - transportation delays;

   - foreign work stoppages;

   - potential war, terrorism and political unrest;

   - exchange rate fluctuations that could increase the cost of foreign manufactured goods.

RISKS CONCERNING THE CONTINUED AVAILABILITY OF FINANCING, AND FINANCIAL

RESOURCES ON THE TERMS REQUIRED TO SUPPORT THE COMPANY'S FUTURE BUSINESS

STRATEGIES:

We believe that our existing balances of cash, cash equivalents, our cash flow from operations, and the existing credit facilities negotiated for the Company's

UK and other operations will be sufficient to meet our cash needs for working capital and capital expenditures for at least the next 12 months. We may,

however, require additional financing to fund our operations in the future.

Although we expect existing debt financing arrangements and cash flows generated from operating activities to be sufficient to fund operations at the current and projected levels in the future, there is no assurance that our operating plan will be achieved. We may need to take actions to reduce costs and to seek alternative financing arrangements.

RISKS RELATING TO THE OUTCOME OF PENDING AND FUTURE LITIGATION AND GOVERNMENTAL

OR REGULATORY PROCEEDINGS:

As discussed in the footnotes to the condensed consolidated financial statements, we are, and have been, involved in litigation matters arising out of main and Derivative Class Action claims and also from the ordinary routine conduct of our business, including, from time to time, litigation relating to such items as commercial transactions, contracts, and environmental matters. The final outcome of such matters cannot always be determined with certainty and such actions may therefore have a material adverse effect on the Company's financial position and its results of operations or cash flows.

RISKS ASSOCIATED WITH OUR ACCOUNTING POLICIES AND ESTIMATES THAT MAY HAVE A

MATERIAL EFFECT ON THE COMPANY'S FINANCIAL RESULTS:

Significant accounting policies and estimates have material effects on our calculations and estimations of amounts in our financial statements. Our operating results and balance sheets may be adversely affected either to the extent that actual results prove to be adversely different from previous accounting estimates, to the extent that accounting estimates are revised adversely or as a result of other external factors such as changes in corporate income tax rates in the geographic regions in which the Company operates. We base our critical accounting policies, including our policies regarding revenue recognition, reserves for returns, rebates, and bad debts, deferred tax asset recognition, pension plan assumptions and inventory valuation, on various estimates and subjective judgments that we may make from time to time. The judgments made can significantly affect net income and our balance sheets. Our judgments, estimates and assumptions are subject to change at any time. In addition, our accounting policies may change at any time as a result of changes in GAAP as it applies to us or changes in other circumstances affecting us.

Changes in accounting policy have affected and could further affect, in each case materially and adversely, our results of operations or financial position.

                    28

RISK FACTORS THAT MAY NEGATIVELY IMPACT OUR STOCK PRICE:

Our revenues and operating results may vary significantly from quarter to quarter due to a number of factors particular to the Company, its industry and the markets in which it operates. Not all of these factors are in our control.

These factors may include: sales falling below anticipated levels because of the timing of orders or weakening demand; adverse sales mixes; regional economic and governmental conditions; raw material price volatility; profit volatility arising from the seasonality of the garden product trade and benefits from restructuring initiatives falling below forecast. Such factors may therefore cause our operating results for future periods to be below the expectations of management and the Company's advisers and this may cause a decline in the price of our common stock.

There has been no material change in our risk factors from those described on pages 12 to 16 in our Form 10-K for the fiscal year ended September 30, 2006.

CORPORATE ORGANISATION

Spear & Jackson, Inc. ("Spear & Jackson", the "Company" or "we") currently conducts its business operations through its wholly owned subsidiaries, Spear &

Jackson plc and Bowers Group plc, and, until September 30, 2003, Mega Tools Ltd and Mega Tools USA, Inc. A brief summary of our corporate organizational history is as follows:

Incorporation of Megapro Tools, Inc.

The Company was incorporated under the name Megapro Tools, Inc., on December 17,

1998 under the laws of the State of Nevada. The Company was inactive until the acquisition of Mega Tools Ltd and Mega Tools USA, Inc., by means of a reverse acquisition, on September 30, 1999.

Incorporation of Mega Tools Ltd and Mega Tools USA, Inc.

Mega Tools Ltd was incorporated in British Columbia, Canada, on January 7, 1994.

Mega Tools USA Inc. was incorporated under the laws of the State of Washington on April 18, 1994. Prior to the acquisition by Megapro Tools, Inc., Mega Tools

USA Inc. was operated as a subsidiary of Mega Tools Ltd.

The acquisition of Mega Tools Ltd and Mega Tools USA, Inc. by Megapro Tools,

Inc.

On September 30, 1999 Mega Tools Ltd was acquired from Mrs. Maria Morgan,

Envision Worldwide Products Ltd, Mr. Robert Jeffrey, Mr. Lex Hoos and Mr. Eric

Paakspuu in exchange for the issue of 6,200,000 restricted shares in the common stock of Megapro Tools, Inc. These shares were valued at $275 for accounting purposes, representing the total paid-in-capital of the Mega Tools Ltd shares acquired. Mega Tools USA, Inc. was acquired from Mega Tools Ltd in exchange for the payment of $340,000 which was satisfied by the issuance of a promissory note to Mega Tools Ltd. The acquisition of Mega Tools USA, Inc. was completed immediately prior to the acquisition of Mega Tools Ltd. Megapro Tools, Inc. had no business assets prior to the acquisition of the two companies.

Prior to the acquisition of Mega Tools Ltd and Mega Tools USA, Inc., each of

Mrs. Maria Morgan, Mr. Robert Jeffery, Mr. Lex Hoos and Mr. Eric Paakspuu were shareholders of Mega Tools Ltd. Neither Mrs. Maria Morgan, Mr. Robert Jeffery,

Mr. Lex Hoos nor Mr. Eric Paakspuu was a director or officer of Mega Tools Ltd or Mega Tools USA and neither individual had any management role with Mega Tools

Ltd or Mega Tools USA, either before or after the acquisition. Envision

Worldwide Products Ltd owned 24.8% of the shares of Mega Tools Ltd prior to the acquisition of this interest by Megapro Tools, Inc.

The former stockholders of Mega Tools Ltd acquired a proportionate interest in

Megapro Tools, Inc. upon completion of the acquisition of Mega Tools Ltd and

Mega Tools USA. Mr. Neil Morgan, husband of Mrs. Maria Morgan, was sole promoter upon inception. Other than the issue of stock to Mrs. Maria Morgan upon the acquisition of Mega Tools Ltd, Mr. Morgan did not enter into any agreement with the Company in which he was to receive from or to provide to the company anything of value. Mr. Neil Morgan was the legal and beneficial owner of the interest in Mega Tools Ltd held by Mrs. Maria Morgan. Mrs. Morgan acquired the interest previously held by Mr. Morgan on April 16, 1999. Prior to the acquisition of Mega Tools Ltd and Mega Tools USA, Mr. Neil Morgan was the

president and chief executive officer of Megapro Tools, Inc. and each of Mega

Tools Ltd and Mega Tools USA. Mr. Morgan continued as president and CEO of

Megapro Tools, Inc. upon completion of this acquisition.

                    29

Acquisition of Spear & Jackson plc and Bowers Group plc by Megapro Tools, Inc.

On August 23, 2002, USI Mayfair Limited, a corporation organized under the laws of England and a wholly owned subsidiary of USI Global Corp., Megapro Tools,

Inc. ("Megapro") and S and J Acquisitions Corp. (a company incorporated on

August 22, 2002 under the laws of the State of Florida and a wholly owned subsidiary of Megapro Tools, Inc.) executed a Stock Purchase Agreement to acquire all of the issued and outstanding shares of Spear & Jackson plc and its affiliate, Bowers Group plc, owned by USI Mayfair Limited. The purchase price comprised 3,543,281 shares of common stock of Megapro and promissory notes in the principal amount of (pound)150,000 pounds sterling ($232,860) ("the

Transaction"). The Transaction closed on September 6, 2002.

Concurrently with the closing of the Transaction, and as a condition precedent thereto, Megapro closed a Private Placement pursuant to which it agreed to issue

6,005,561 shares of the common stock of Megapro to PNC Tool Holdings, LLC, a

Nevada limited liability company ("PNC"), in consideration for $2,000,000 (the

"Private Placement"). Mr. Dennis Crowley ("Crowley"), who became CEO of the company, was the sole owner of PNC.

In connection with the closing of the Transaction, certain principal shareholders of Megapro, including Envision Worldwide Products, Ltd, Neil Morgan and Maria Morgan contributed an aggregate of 4,742,820 shares of their common stock of Megapro to the capital of Megapro, and agreed to a two-year lock-up with respect to their remaining 192,480 shares of common stock of Megapro. The stockholders did not receive any consideration in connection with their contribution of shares. As a result of the closing of the Transaction and the

Private Placement, and upon the effectuation of all post closing matters,

Megapro had 12,011,122 shares of common stock outstanding, 6,005,561 shares of which were beneficially owned by PNC. The shares issued to PNC were subject to the terms of a Stockholder's Agreement and a Registration Rights Agreement.

In the Stockholders' Agreement dated as of September 6, 2002 by and among

Megapro Tools, Inc., USI Mayfair Limited, PNC and Crowley (the "Stockholders")

it was agreed that, other than certain "unrestricted transfers", the parties involved would not transfer any Company securities for the two years beginning on September 6, 2002. On September 6, 2002, under an unrestricted transfer relating to the transfer of stock from a permitted affiliate, USI Mayfair

Limited, transferred all of the Company securities owned by it, along with all of its rights under the Stockholders' Agreement, to USI Global Corp.

Since the date of the Transaction, the Company has not issued any shares of its stock except under a limited number of options and has not engaged in any financing using its stock.

Change of Name to Spear & Jackson, Inc.

On October 1, 2002, the Board of Directors unanimously executed a written consent authorizing and recommending that the stockholders approve a proposal to effect the change of name to Spear & Jackson, Inc. On October 2, 2002, company stockholders holding a majority of the voting power of the Company executed a written consent authorizing and approving the proposal to effect the name change.

The Board believed that the new name, Spear & Jackson, Inc., would reflect the change in business and would promote public recognition and more accurately reflect the Company's intended business focus.

On November 7, 2002, the name of the Company was changed from Megapro Tools,

Inc. to Spear & Jackson, Inc. through the filing of a Certificate of Amendment to the Company's Articles of Incorporation with the Secretary of State of the

State of Nevada.

Recent Regulatory Matters

On April 15, 2004, the US Securities and Exchange Commission filed suit in the

U.S. District Court for the Southern District of Florida against the Company and

Mr. Dennis Crowley, its then current Chief Executive Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arose from the alleged failure of Mr. Crowley to accurately report his ownership of the

Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

                    30

As a further measure, the Court appointed a Corporate Monitor to oversee the

Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction, the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock.

Following Mr. Crowley's suspension, the Board appointed Mr. J.R. Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman.

Mr. William Fletcher, a fellow member of the Company's Board of Directors, who,

until October 27, 2004, was the Company's Chief Financial Officer, and who is a

director of Spear & Jackson plc, based in Sheffield, was elected to serve as acting Chief Executive Officer.

After extensive settlement negotiations with the SEC and Mr. Crowley, the

Company reached a resolution with both parties. On September 28, 2004, Mr.

Crowley signed a Consent to Final Judgment of Permanent Judgment with the SEC,

without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of $3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000.

In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants International Media Solutions, Inc., Yolanda Velazquez and

Kermit Silva, who are not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of

2002.

On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

Additionally, the Company entered into a Stock Purchase Agreement with PNC Tool

Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the Stock

Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC, which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005, by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the Sarbanes-Oxley Act of

2002.

With the return of the Spear & Jackson shares to the Company by PNC, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which at this time was a beneficial owner of 3,543,281 shares of common stock, had its interest in the

Company increased to approximately 61.8% of the outstanding common stock.

On April 11, 2005, Jacuzzi agreed to the termination of a previous letter agreement dated September 6, 2002, which supplemented the Stockholders'

Agreement of the same date. The letter agreement required Jacuzzi to vote a substantial portion of its voting stock in the Company in proportion to the vote of other stockholders of the Company. At the time the letter was executed,

Jacuzzi was a principal, but a minority shareholder of the Company. As explained above, with the return to the capital of the Company of the majority shareholder interest previously held by PNC, Jacuzzi then held a majority capital stock interest in the Company, and the continuation of the letter agreement was no longer considered necessary for the fulfillment of its original intent. Jacuzzi also provided a general release to the Company and its affiliates excepting

Dennis Crowley and his spouse.

                    31

Disposal of Majority Interest by Jacuzzi to United Pacific Industries Limited

On April 21, 2005, Jacuzzi adopted a plan of disposition of its interest in the

Company's common stock. On March 23, 2006, Jacuzzi and its subsidiary undertaking, USI American Holdings, Inc. ("USI" and, together with Jacuzzi, "the

Seller") entered into a Stock Purchase Agreement (the "Stock Purchase

Agreement") with United Pacific Industries Limited ("UPI"), a Bermuda

Corporation, whose shares are traded on the Hong Kong Exchange, to sell its entire holding of 3,543,281 shares of the common stock ("the Shares") of Spear &

Jackson, Inc. to UPI for $1.40 per share for an aggregate purchase price of

$4,960,593.

The representations, warranties and covenants made by Jacuzzi and UPI were typical for this type of transaction. UPI agreed that neither it nor any of its affiliates would purchase any additional Common Stock during the period from the signing date of the Stock Purchase Agreement through one year following the closing at a price less than $1.40 per share.

A copy of the Stock Purchase Agreement is on file with the SEC in connection with the filing by Jacuzzi of a Schedule 13D/A on March 27, 2006.

The Seller and UPI entered into Amendment No. 1 dated as of May 4, 2006

("Amendment No. 1 to the Stock Purchase Agreement") to extend the date by which the Seller and UPI were required to lodge the clearance application with the UK

Pensions Regulator. The Seller and UPI subsequently received a comfort letter dated July 5, 2006 issued by the UK Pensions Regulator (the "Comfort Letter").

The trustees of Spear & Jackson, Inc.'s UK Pension Plan confirmed by a letter dated July 6, 2006 their acceptance of the UK Pensions Regulator's determination. The Seller and UPI then entered into Amendment No. 2 dated as of

July 10, 2006 ("Amendment No. 2 to the Stock Purchase Agreement") to waive their respective requirements for a clearance from the UK Pensions Regulator and to accept in its place the Comfort Letter which states the UK Pensions Regulator is of the view, based on the information supplied to him in connection with the clearance application, that the change of control as a result of the sale by the

Seller of all of its shares of Spear & Jackson, Inc. to UPI is not detrimental to the UK pension plan and the UK Pensions Regulator believes that a clearance is not necessary for the transaction.

In addition, pursuant to Amendment No. 2 to the Stock Purchase Agreement, UPI

agreed, subject to the Closing having occurred, to indemnify the Seller and JBI

Holdings Limited (the "Jacuzzi Indemnified Parties") should the UK Pensions

Regulator, regardless of the Comfort Letter, require any of the Jacuzzi

Indemnified Parties to make a contribution or provide financial support in relation to the potential pension plan liabilities of SJI or its subsidiaries.

In addition, UPI also agreed that for a period of 12-months from the Closing

Date, UPI would not, and would use its best efforts to ensure that neither SJI nor any of its subsidiaries would, take any action or omit to take any action that causes the UK Pensions Regulator, as a result of such action or omission,

to issue a contribution notice against the Jacuzzi Indemnified Parties in relation to any UK pension plan in which SJI or any subsidiary of SJI is an employer. Further, UPI agreed that for a period of 12-months from the Closing

Date, that it would not (and would use its best efforts to ensure that neither

SJI nor any subsidiary of SJI would) engage in any action or inaction which in relation to any such UK pension plan would fall within the UK Pension Regulation clearance guidance note dated April 2005 as a 'Type A' event unless UPI procured that clearance be issued by the UK Pensions Regulator in relation to such event in terms which confirm that no Jacuzzi Indemnified Party shall be linked to a financial support direction or contribution notice in respect of such event.

Closing occurred on July 28, 2006.

On June 22, 2006, Jacuzzi and UPI filed a preliminary Form 14C with the SEC announcing notice of change in control and of a majority of directors pursuant to section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1

thereunder. The 14C indicated that three new directors would be designated by and elected to the Board of directors by UPI, to serve until the Company's next annual meeting. The 14C became effective on August 7, 2006, and the three new directors replaced the incumbent directors on or about August 27, 2006. In the interim, the Board by resolution, appointed the three new directors--Lewis Hon

Ching Ho, Andy Yan Wai Poon and Maria Yuen Man Lam--to the Board effective on

August 9, 2006.

                    32

On August 7, 2006, the Company filed with the Securities and Exchange

Commission, and mailed to the Company's stockholders, an Information Statement pursuant to Sections 14(c) and 14(f) of the Securities Exchange Act of 1934, as

amended, disclosing the intention of UPI to execute a written consent, as majority stockholder, electing to the Board of Directors the following UPI nominees: Lewis Hon Ching Ho; Andy Yan Wai Poon; and Maria Yuen Man Lam. On

August 9, 2006, the Board of Directors expanded the Board of Directors from three members to six members and elected as additional directors Messrs. Ho and

Poon and Ms. Lam. Information concerning the backgrounds of the new Directors is included in the Information Statement under the heading "Information Regarding the Executive Officers and New Directors".

The Board of Directors elected the new Directors as a means to facilitate the transition from the prior Board of Directors to the new Board of Directors.

Messrs. Harrington, Fletcher and Dinerman retired as Directors on or about

August 27, 2006. On November 8, 2006 the Company filed form 8-K to announce

Maria Yuen Man Lam's resignation as a director of the Company. On February 21,

2007 the Company filed form 8-K to announce the appointment of Mr. Patrick J.

Dyson as director and Chairman of the Company with effect from that date. In addition, the filing contained the announcement of the resignation of Mr. Andy

Yan Wai Poon as a director and secretary of the Company with effect from

February 28, 2007 and the appointment of Mr Patrick J. Dyson as secretary with effect from that date. On April 17, 2007 Dr. D. Preston Jones was appointed as an independent director. Although Soneet Kapila continued to serve as Corporate

Monitor for the Company, on January 10, 2007, he applied to the Court to terminate his role as Corporate Monitor having determined that his function was no longer necessary. On January 22, 2007, the US District Court for the Southern

District of Florida entered into its Order and the Corporate Monitor was relieved of his duties.

On May 14, 2007, UPI made a formal offer to the Board of the Company to acquire the remaining 38.2% of outstanding shares of common stock of US$0.001 par value per share ("S&J Shares") not already owned by UPI for an aggregate cash consideration of US$3,251,510 representing a price of US$1.483 ("the

Acquisition").

Following extensive discussions between UPI and the Finance Committee of the

Company, a revised offer price of US$1.96 per share was agreed representing a total amount due to the minority shareholders of US$4,297,343. Consequently, on

June 22, 2007 the Company entered into a definitive merger agreement (the

"Agreement") with UPI, under the terms of which the Company will be merged with a newly formed Nevada corporation (the "Merger Sub"). At the effective date of the merger the separate existence of the Company will cease and the Merger Sub will continue as the surviving corporation. Accordingly, the stockholders of the

Company (other than UPI, Pantene Global Holdings Limited, any of their wholly owned subsidiaries, Merger Sub and any Company stockholders who exercise their dissenter's rights) will receive a cash payment of US$1.96 per share. Dissenters will be entitled to seek court adjudication as to the fair value of their shares.

The closing of the proposed transaction is subject to, among other things:

affirmative vote of majority outstanding shares of the Company (UPI, being the

Company's majority stockholder, intends to vote its shares in favor of the merger transaction); approval of the proposed transaction by the shareholders of

UPI; receipt of any regulatory approvals and third party consents; and, since the date of the Agreement, no Effect (as described in the Agreement) shall have occurred which has, or would be reasonably expected to have, a Company Material

Adverse Effect (again, as described in the Agreement).

Further Changes to Corporate Organization

During the year ended September 30, 2005 the Company set up a new sales and distribution facility, CV Instruments BV, in Maastricht, Holland. This new

facility specializes in the distribution of portable hardness testing equipment manufactured in China and the sale of general engineers hand tools.

Additionally, an allied manufacturing, quality control and distribution centre,

Bowers Eclipse Equipment Shanghai Co. Limited, was established in Shanghai,

China and it is expected to become fully operational as a distribution and manufacturing operation during the fourth quarter of fiscal 2007.

Exit from Screwdriver and Thread Gauge Measuring Operations

With effect from September 30, 2003 the Company exited its screwdriver operations following the disposition of the trade and assets of Mega Tools Ltd and Mega Tools USA, Inc.

                    33

The disposition of the trade and assets of the screwdriver division was undertaken by Neil Morgan who was then heading up the division. The Company believed that no specific authorization was afforded to Mr. Morgan to undertake that disposition. The disposition proceeds were in the form of $284,000 of loan notes and other receivables and the discharge of a loan of $100,000 owed by the

Company to the managing director of the screwdriver division. Full provision was made in the Company's Financial Statements against the recoverability of these disposition proceeds. It was subsequently agreed with Megapro that it would pay

Canadian $ 53,900 (approximately $41,000) in settlement of those debts and these were paid in monthly installments of Canadian $5,000 (approximately $3,800).

During the fourth quarter of fiscal 2005, the Company began marketing for sale certain assets associated with its UK thread gauge measuring business. On

February 28, 2006, the Company concluded the sale of these assets for a nominal consideration. The assets sold comprised plant and equipment, inventories and goodwill. The acquirer paid (pound)1 sterling and assumed certain liabilities in respect of the leased premises from which the trade operates. The carrying values of the assets relating to this operation were written down to estimated fair value and the net operations, cash flows and assets have been presented as

"Discontinued Operations" in accordance with Statement of Financial Accounting

Standards ("SFAS") 144.

Recent Litigation Developments

Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by Company

stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and former acting Chief Executive

Officer. These suits alleged essentially the same claims as the SEC suit discussed above.

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff subsequently filed an appeal regarding the trial court's decision to dismiss the case against Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Crowley in the class action had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited the sum of $650,000 into a Qualified

Settlement Fund, for disbursement to the Settlement Class pending approval of the Court. Subsequent to this, Sherb & Co. also agreed to the terms of the

Settlement agreeing to contribute an additional $125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The settlement hearing was set for May 11, 2007 to determine whether the terms of the Settlement were fair, just, reasonable and adequate to the Settlement Class and should be approved by the Court; whether a final judgment should be entered dismissing the litigation; whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to the plaintiffs' lead counsel. The Order also appointed a claim administrator and provided for notice to those who sought exclusion from the Settlement Class.

                    34

On May 11, 2007, the US District Court for the Southern District, sitting in

West Beach, Florida, heard the Plaintiff's motion for Final Approval of the

Class Action Settlement and Plan of Approval, to which there were no objectors or class members that opted out of the settlement. On May 14, 2007, the Court signed the Final Judgment thus forever extinguishing all of the class claims against the Company and barring any claims for contribution by third parties.

The Final Judgment made clear that the settlement was not an admission of wrongdoing or liability by the company.

To facilitate the distribution of the funds from the class suit to the class shareholders and keep administrative costs to a minimum, the SEC Claim's

Administrator applied to the Court on January 9, 2007 for permission to combine the class action funds with the funds derived in the SEC litigation, and allow for the SEC's Claim's Administrator to disburse the collective funds.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint, Hapka v. Crowley, et al. Case No: CA005068 filed on June 1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit named the Company as a nominal defendant. Also named as defendants were former directors Robert

Dinerman, William Fletcher and John Harrington, in addition to Dennis Crowley and the Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in

April 2004 in the U. S. District Court for the Southern District of Florida, and

the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of $70,000 in legal fees. The settlement was filed with the Court in early November 2006, and if approved by the Court, would result in a dismissal of the suit and would release the Company and the former director defendants Messrs. Robert Dinerman, William Fletcher and John

Harrington. Dennis Crowley and Sherb & Co. continue as defendants in this suit.

On February 2, 2007, the Circuit Court entered a Preliminary Approval Order preliminarily approving the partial settlement pursuant to the Stipulation of

Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman. The Court set May 29,

2007 at 8a.m. at the West Palm Beach County Courthouse, for the Settlement

Hearing to determine (i) whether the terms of the Partial Settlement were fair,

just reasonable and adequate to the derivative stockholders and to the Company,

and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear & Jackson,

as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

On May 29, 2007, the Circuit Court in Palm Beach County entered a Final Judgment and Order approving the settlement and award of attorneys' fees and expenses detailed in the Stipulation, resulting in the dismissal of the suit and the release of the Company and certain officers and directors.

SUMMARY OF PRINCIPAL OPERATIONS

Spear & Jackson, Inc., through its principal operating entities, as disclosed in note 1 to the financial statements, manufactures, factors and distributes a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools primarily in the United Kingdom, Europe, Australasia, North and

South America, Asia and the Far East. These products are manufactured and distributed under various brand names including:

   * Spear & Jackson - garden tools;

   * Neill - hand tools;

   * Bowers - bore gauges and precision measuring tools;

   * CV - precision measuring instruments;

   * Robert Sorby - wood turning tools;

   * Moore & Wright - precision tools;

   * Eclipse - blades and magnetic equipment;

   * Elliot Lucas - pincers and pliers; and

   * Tyzack - builders' tools

                    35

Until the disposition of the screwdriver division in September 2003, the Company also manufactured and sold a range of patented multi-bit screwdrivers under the

"Megapro" brand name. The Company also manufactured and sold a rage of thread gauge measuring equipment under the "Coventry Gauge" logo until the sale of the principal business assets of that operation in February 2006.

The Company's four principal business units and their product offerings can be summarized as:

1)  NEILL TOOLS, consisting of Spear & Jackson Garden Tools and Neill Tools,

   manufactures, among other products, hand hacksaws, hacksaw blades, hacksaw frames, builder's tools and wood saws, all non-powered. In addition, Neill

   Tools has supplemented its UK manufactured products with factored products and bought in components from Far Eastern and Indian suppliers. Neill

   Tools product offering now includes a full range of hand power tools and,

   from January 1, 2005, Spear & Jackson Garden Tools' range has been supplemented by a portfolio of electric powered garden tools.

2)  ECLIPSE MAGNETICS whose key products are permanent magnets (cast alloy),

   magnetic tools, machine tools, magnetic chucks and turnkey magnetic systems. Products range from very simple low-cost items to technically complex high value added systems. In addition, Eclipse Magnetics engages in the trading of other magnetic material, sourced from the Far East, both to end-customers as well as parts to UK manufacturers. Eclipse is also involved in applied magnetics and supplies many areas of manufacturing with products such as separators, conveyors, lifting equipment and material handling solutions.

3)  The Company's metrology division comprises:

   MOORE & WRIGHT which manufactures a wide variety of products. The core product ranges principally include low technology measuring tools and hand held gauges for checking the threads, diameters and tapers of machined components. This division has supplemented its manufactured products with a range of factored items.

   BOWERS METROLOGY, which is a manufacturer of high specification metrology instruments including precision, bore gauges, which measure the diameter of machined components. In addition to the core range of bore gauges, the

   Company also manufactures universal gauges and hardness testing equipment.

   In December 2004, the division secured the European distributorship rights for a range of premier portable hardness testers sourced from China. This distribution operation is operated through a specifically formed Dutch subsidiary company, CV Instruments Europe BV, based in Maastricht,

   Holland. An allied manufacturing, quality control and distribution centre,

   Bowers Eclipse Shanghai Equipment Limited, was established in Shanghai,

   China, during the year ended September 30, 2005.

4)  ROBERT SORBY is a manufacturer of hand held wood working tools and complementary products. The products are handcrafted with strong aesthetic appeal.

In addition, Spear & Jackson, Inc. has subsidiary companies in France (Spear &

Jackson France SA) and Australasia (Spear & Jackson (Australia) Pty Limited and

Spear & Jackson (New Zealand) Limited) which act as distributors for Spear &

Jackson and Bowers manufactured products and complementary products sourced from third party suppliers.

The Company's continuing operations can be analyzed into three business segments, hand and garden tools, magnetic products and metrology tools.

For further detailed financial information by reportable segment, including sales, profit and loss, and total asset information, see note 14 in the "Notes to the Condensed Consolidated Financial Statements" included within this

Quarterly Report on Form 10-Q. Also included within note 14 is a detailed geographical analysis including sales, profit and loss, and total net asset information.

The Company's product offering comprises both own-manufactured items and products sourced from third party suppliers as fully complete factored products or semi finished products.

                    36

The Company's principal manufacturing sites can be summarized as:

   Name/Location           Products Manufactured

   -------------           ---------------------

A.  UK:

   Neill Tools            Hand tools

   Atlas Site, Sheffield

   Robert Sorby           Woodturning tools

   Sheffield

   Bowers Metrology         Precision measuring tools

   Bradford

Up to the date of their closure in November and December 2006, the Company also manufactured a range of garden tools at its UK plant in Wednesbury and a range of magnetic products at its leased premises in Vulcan Road, Sheffield, England.

B.  France:

   Spear & Jackson          Assembly of garden tools

   France

We currently sell our products to industrial, commercial and retail markets throughout the world, with a significant concentration in the United Kingdom,

European Union, Australia, New Zealand and the Far East.

These markets chiefly comprise:

The non-powered hand tool industry in which the Company has hand tool,

engineers' hand tool and garden tool business interests. These products are typically sold in industrial catalogs, hardware stores, garden centers and multiple retailers. This industry is highly mature with clearly defined traditional brand names being joined by a broad base of "house brands" typically supplied from third world manufacturers.

The magnetic industry. This can be split into magnet manufacturers and magnetic integrators. The magnet users and integrators utilize the magnetic materials to produce products such as security sensors, electrical windows and magnetic filters and lifters.

The metrology industry, which can be split into two main market segments: (i)

low tolerance tools such as tape measures, rulers and protractors and (ii)

surface roughness measuring equipment and laser measuring instruments, etc.,

used in the exact measurement of technologically precise machined components.

The Company's Bowers Metrology Group presently operates in the latter market segment on a worldwide basis.

The hobbyist and professional wood turning industry. This industry is relatively small and caters to individuals who have reasonable disposable income, often retirees, or who are professional wood turners producing craft products.

Our strategy is to maintain and develop the revenues of our businesses through such methods as:

  o Maintaining and heightening the profile of our existing quality brand names. Such activity will comprise trade, general and TV advertising,

   extensive promotional work at trade shows, the development of corporate web sites, etc.

  o Continuous product improvement and innovation.

  o Increasing market share by offering highly competitive product offerings.

  o The launch of new and innovative product and product ranges.

  o Improving manufacturing efficiencies and continually reviewing other cost saving measures.

The Company offers a comprehensive range of tools and equipment ranging from hacksaw blades to pliers, from secateurs to digging forks and from a simple red magnet to a computer controlled materials handling system.

                    37

The Company's policy is to support its core product offering with a pipeline of new products and range extensions. In the three months to June 2007 new product range launches and other significant product related business developments have included:

  o Neill Tools has confirmed listings within new retail channels for its new range of soft feel hacksaw frames. Its new ergonomic series of Garden

   Tools has received innovation awards during the quarter with two major retailers looking to list next fiscal year. The division is also in the process of developing a new version of its successful "Predator" woodsaw,

   incorporating value added features for customers.

  o The Eclipse Magnetics division has continued to focus on filtration products aimed at domestic and industrial boiler systems, and has introduced a new range of lifting magnets for thin sheets, and battery powered lifting magnets.

  o The Bowers division successfully launched the Bowers "Ultima"

   high-accuracy bore gauging range and the "Eseway" automatic Rockwell hardness testers at the main industry trade show in Germany in May 2007.

  o Our Australasian division has released the "S&J Masonry Apprentice Kit"

   comprising S&J masonry and hand tool products as well as gaining commitments from a major retail group to promote selected lines of the new

   S&J "E Series" digging tools.

DISCUSSION OF CRITICAL ACCOUNTING POLICIES

We prepare our consolidated financial statements in accordance with accounting policies generally accepted in the United States. As such, we are required to make certain estimates, judgments and assumptions that we believe are reasonable based upon the information available. These estimates and assumptions affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Actual results could differ significantly from those estimates under different assumptions and conditions.

Management's Discussion and Analysis or Plan of Operation in the Company's 10-K

filing for the year ended September 30, 2006 included a detailed discussion which addressed our most critical accounting policies. The quarterly financial statements for the period ended June 30, 2007, attached hereto, should therefore be read in conjunction with that discussion.

These policies are those that are most important to the portrayal of our financial condition and results of operations and which require our most difficult and subjective judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.

Our most critical accounting policies are those relating to revenue recognition,

foreign exchange risk, inventory valuation, pension and post-retirement benefit obligations and accounting for deferred and income taxes.

Since September 30, 2006 there have been no changes in our critical accounting policies and no significant change to the assumptions and estimates related to them.

Reclassification

Certain reclassifications have been made to the condensed consolidated financial statements for the three and nine months ended June 30, 2006 in order to conform to current year presentation. Gains arising on the sale of property and manufacturing and other reorganization costs have been reclassified so that such gains and costs are now shown as a component of "Operating Costs, Income and

Expense". These items were previously captioned as "Unusual or Infrequent Items"

and were presented after the Operating loss for the period. These reclassifications impact only on the presentation of the Condensed Consolidated

Statement of Operations and do not have any impact on previously reported net income or loss.

OVERVIEW

When compared to the equivalent periods last year, the results for the quarter and nine months ended June 30, 2007 show increases in sales and reductions in operating losses.

                    38

Sales revenues for the quarter ended June 30, 2007 increased by $4.08 million

(16.57%) from $24.65 million in 2006 to $28.73 million in 2007. This increase is analyzed as favorable currency exchange fluctuations in the period of $2.46 million and increased sales volumes of $1.70 million being offset by increased sales rebates of $0.08 million. Sales volume improvements were recorded in our

Neill Tools, Metrology, Robert Sorby, Eclipse, Australia, and French divisions,

with these favorable variances only slightly negated by volume shortfalls in our

New Zealand business.

While soft retail demand has continued in the UK and the weakening US dollar has had a further adverse effect on sales into US$ denominated markets, there have been some encouraging signs in the quarter. The Bowers division has witnessed sales gains in its UK based export facility as well as its distribution outlet in Maastricht, while Neill Tools has continued to develop its UK garden centre initiatives and has now benefited from garden power tool sales to a major retailer that were deferred from earlier periods.

For the nine months to June 30, 2007 sales increased by $7.57 million (10.07%)

from $75.15 million in 2006 to $82.72 million in 2007. The increase comprised

$7.04 million relating to favorable currency exchange variations and increased sales volumes of $0.87 million, offset by increased sales rebates of $0.34 million.

Gross profit was $ 9.93 million (34.58%) for the quarter to June 30, 2007 compared to $7.88 million (31.97%) for the prior year. For the nine months to

June 30, 2007 the gross profit was $28.52 million (34.48%) compared to $23.40 million (31.14%) in the previous year. The improvement reflects the reduction of direct costs as a result of the extensive restructuring initiatives in our UK tool and magnetic products manufacturing operations. Own-manufactured product is being progressively replaced with factored items sourced from overseas thereby reducing costs and increasing profitability.

Selling, general and administrative expenses have increased by $0.93 million

(9.91%) in the current quarter from $9.36 million in 2006 to $10.29 million in

2007 and $2.20 million (7.91%) for the year to date from $27.78 million in 20076 to $29.98 million in 2007. After eliminating the adverse impact of movements in average US$/sterling cross rates in the period ($2.71 million in the nine months and $0.85 million in the three months ended June 30, 2007) and general inflationary increases ($0.60 million in the nine months ended June 30, 2007 and

$0.16 million in the quarter ended on that date) the underlying trend is one of decreased SG&A costs.

Reorganization costs in the three months to June 30, 2007 were $0.02 million

(2006: $0.59 million) and for the nine month period under review they were $0.12 million (2006: $1.82 million). The $1.82 million charge in 2006 relates to costs in connection with the closure of the company's manufacturing facility in

Wednesbury, England and the reorganization of its Atlas manufacturing site in

Sheffield, England. Additionally, the 2006 comparatives include a $0.65 million provision for Class Action settlement costs.

As a result of the higher gross profits, decreased reorganization and litigation costs and higher selling, general and administrative costs, the Company's Q3 operating result has improved by $2.34 million (86.23%) from a loss of $2.72 million in 2006 to a loss of $0.38 million in 2007. For the nine months to June

30, 2007 losses have decreased by $5.59 million (81.61%) from $6.85 million in

2006 to $1.26 million in 2007.

The increases in profitability have been principally driven by the margin improvements arising from the UK reorganization programs initiated in fiscal

2006. These comprise the closure of the Company's manufacturing site at

Wednesbury, the transfer of all warehouse and distribution operations previously carried out at that location to the Company's Atlas site in Sheffield, the closure of certain manufacturing activities at the Atlas site and the cessation of magnet production and the relocation of the remaining operations of the

Magnetics division to the Company's Atlas site.

To consolidate these improvements in operating performance the Company remains focused on the launch of innovative new products and the implementation of initiatives to reduce its operational cost base. Such initiatives may include improved raw materials and product procurement and the introduction of more efficient processes in order to minimize margin erosion and to retain a competitive pricing edge over cheap foreign imports. Opportunities will continue to be explored to make the Company's manufacturing base more cost efficient.

Going forward such initiatives, together with planned investment in new capital equipment in the UK, China and elsewhere, if successfully implemented, should further improve the operating performance of the Company.

                    39

Despite consideration of these cost control initiatives, the Company's results continue to be adversely impacted by the significant non-cash, $8.0 million annual FAS 87 pension charge. As a result, and as is further explained in the

Outlook section, the Company anticipates that it will suffer an operating loss in the fourth quarter of fiscal 2007.

RESULTS OF OPERATIONS

The following discussion provides a review of results for the three and nine months ended June 30, 2007 compared to the three and nine months ended June 30,

2006.

Summary Profit and Loss Account Data:




                      Three Months             Nine Months

                     Ended June 30,            Ended June 30,

                 --------------------------------   --------------------------------

                  2007    2006    % Change   2007    2006    % Change

                  $m     $m            $m     $m


Sales ......................    28.73    24.65    +16.57    82.72    75.15    +10.07

Cost of goods sold .........   (18.80)   (16.77)   +12.09   (54.20)   (51.75)    +4.73

                 ------   ------          ------   ------

Gross profit ...............    9.93    7.88    +26.09    28.52    23.40    +21.89

Selling, general and

 administrative expenses ..   (10.29)   (9.36)    +9.91   (29.98)   (27.78)    +7.91

Gain on sale of land

 buildings ................      -      -      -    0.32      -   +100.00

Class action settlement ....      -    (0.65)   (100.00)     -    (0.65)   (100.00)

Reorganization costs .......    (0.02)   (0.59)   (96.28)   (0.12)   (1.82)   +93.41

                 ------   ------          ------   ------

Operating loss .............    (0.38)   (2.72)   +86.23    (1.26)   (6.85)   +81.55

Other income ...............    0.11      -   +100.00    0.29    0.09   +237.21

                 ------   ------          ------   ------

Loss from continuing

 operations ...............    (0.27)   (2.72)   +90.16    (0.97)   (6.76)   +85.60

Income tax .................    (0.04)   (0.04)      -    (0.14)    0.27   (150.00)

                 ------   ------          ------   ------

Loss from continuing

 operations after taxes ....    (0.31)   (2.76)   +88.83    (1.11)   (6.49)   +82.91

Loss from discontinued

 operations ...............    0.00    (0.01)   +100.00    0.00    (0.09)   +100.00

                 ------   ------          ------   ------

Net loss ...................    (0.31)   (2.77)   +88.87    (1.11)   (6.58)   +83.14

                 ------   ------          ------   ------

Effective tax rate (%) .....   (15.30)   (1.50)         (13.96)    3.97

As a percentage of sales %:

Gross profit ...............    34.58    31.97          34.48    31.14

Selling, general and

 administration expenses ..    35.81    37.98          36.25    36.97

Operating loss .............    (1.31)   (11.05)          (1.53)   (9.12)

Net loss ...................    (1.08)   (11.26)          (1.34)   (8.76)



Note: The percentage and percentage change data shown above have been calculated from the Consolidated Statements of Operations included within the Financial

Statements attached hereto. The financial data shown in the Financial Statements is given in thousands rather than the millions presentation adopted in the table above.

SALES

Sales from continuing activities increased by $7.57 million (10.07%) from $75.15 million in the nine months ended June 30, 2006 to $82.72 million for the nine months ended June 30, 2007. Sales of $28.73 million in the quarter ended June

30, 2007 were $4.08 million (16.57%) higher than sales of $24.65 million recorded for the comparable period last year.

                    40

The net increase in sales is analyzed as follows:

                          Three months   Nine months

                          Ended      Ended

                          June 30,     June 30,

                          2007       2007

                      Note   $m        $m

Effect of exchange rate movements .....  (a)    2.46       7.04

Sales volume increases ................  (b)    1.70       0.87

Increased rebates .....................  (c)   (0.08)      (0.34)

                          -----      -----

                           4.08       7.57

                          -----      -----

Analyzed by principal business segment, the net sales increase is reconciled as follows:

                          Three months   Nine months

                          Ended      Ended

                          June 30,     June 30,

                          2007       2007

                      Note   $m        $m

a) Hand and garden tools

  Effect of exchange rate movements ..  (a)    1.77       4.88

  Sales volume movements .............  (b)    0.86      (0.75)

  Rebates ............................  (c)   (0.08)      (0.34)

                          -----      -----

                           2.55       3.79

                          -----      -----

b) Metrology tools

  Effect of exchange rate movements ..  (a)    0.43       1.35

  Sales volume increases         (b)    0.79       1.75

                          -----      -----

                           1.22       3.10

                          -----      -----

c) Magnetic products

  Effect of exchange rate movements ..  (a)    0.26       0.81

  Sales volume movements .............  (b)    0.05      (0.13)

                          -----      -----

                           0.31       0.68

                          -----      -----

  Total ..............................       4.08       7.57

                          -----      -----

Notes:

(a)  The functional currencies of the group's revenues are UK sterling, the

   Euro, the Australian and New Zealand dollar and the Chinese Yuan. The principal functional currency is sterling and the variation in the average

   US$/(pound) cross rate in the three and nine month period to June 30, 2007 compared to the comparable period last year has had a significant favorable impact on the US dollar value of the group's sales. The average

   US$/(pound) cross rates in the periods under review can be summarized as:

                       Average Cross Rates

                       -------------------

                    2007    2006    % Movement

   3 months ended June 30,      1.9865   1.826     8.79

   9 months ended June 30,      1.9519   1.774     10.03

(b)  The general trading environment in our principal markets remains little changed from that reported in previous quarters. Flat consumer demand continues. We also face ongoing competition from rival suppliers across a number of product ranges and the practice of major retail customers promoting own label offerings sourced from the Far East at the expense of

   S & J Company product increases.

                    41

   Despite the continuing difficult trading conditions there have been some excellent results in the third quarter. The Bowers division experienced volume increases out of its UK based export facility as well as its distribution outlet in Maastricht. Likewise, there have been strong sales in the Eclipse Magnetics Separation business. The Neill Tools division continues to develop its UK garden centre initiatives and has benefited from Garden Power sales to a major retailer that were deferred from earlier periods. In S&J France, diversification away from traditional garden tool products is proving very successful and Robert Sorby has continued to witness strong North American sales in the period under review.

(c)  Sales rebates charged in the three month period ended June 30, 2007 amounted to $1.34 million compared to $ 1.14 million in the three month period ended June 30, 2006. For the nine month period under review rebates increased from $3.79 million in 2006 to $4.24 million in 2007. The increase is primarily due to increased trading volumes in Australia and

   France and the adverse movement in exchange rates.

SEGMENTAL REVIEW OF SALES

We aim to maintain and develop the sales levels of our businesses through the launch of new products, the improvement of existing ranges and the continued

marketing of our portfolio of brands in order to retain and gain market share.

Sales and revenue details on a segment basis are as follows:

NEILL TOOLS

Sales for the quarter ended June 30, 2007 of $12.15 million showed an increase of $1.38 (12.80%) million over last years sales of $10.77 million. The increase was attributable to favorable exchange rates of $1.02 million, favorable volume increases of $0.41 million, offset by increased sales rebates of $0.05 million.

In the nine months ended June 30, 2007 sales of $33.04 million were $0.26 million (0.80%) higher than last year's sales of $32.78 million. This increase comprised favorable exchange movements of $3.02 million offset by adverse volume variances of $2.74 million and increased sales rebates of $0.02 million.

Neill Tools continues to encounter a challenging trading environment in both its export and home markets. Once again, the UK retail sector has reported a downturn in consumer spending that has had an adverse impact on our hand and garden tools sales. This has been exacerbated by poor UK weather conditions during the third quarter, which have negatively affected garden product sales.

Despite these difficult trading conditions, the UK garden centre initiative reported in previous quarters continues to progress, delivering sales volumes greater than our original expectations. This, together with the success of the

Spear & Jackson powered garden tools franchising initiative, demonstrates the strength of the Spear & Jackson brand within the gardening sector. Additionally,

in the quarter, the division's sales have benefited from the power tool deliveries to a major retailer that were deferred from earlier periods.

In the export markets sales have again been lower than anticipated mainly as a result of the continued overstocking at certain of our key Middle Eastern distributors. The export market continues to be driven by demand for our hacksaw blades. Sales of these products now represent 60% of our industrial tools'

revenues and strategies continue to be evaluated to spread this sales concentration risk. The continued weakness of the US$ provides margin challenges within markets where transactions are denominated in that currency. We have been approached by certain customers to offer them currency support to mitigate the adverse effect that the weakening dollar has on their purchases from us. In addition, export customers who traditionally purchase product from us in sterling are delaying orders as a result of their local currency being linked to the US$.

Gross margins have improved considerably when compared to the same period last year. The main drivers behind the increased margins are the reduction in fixed production costs arising from the closure of the Company's UK manufacturing plant at Wednesbury, other reorganization initiatives and the outsourcing of previously manufactured products. Whilst these improvements in gross margins when compared to last year are welcome, the significant changes in the division's manufacturing and sourcing profiles are currently placing additional pressures on sales delivery as the company strives to meet its current order schedules. These delivery issues have resulted in additional costs being incurred in order to satisfy customer demand and this has diluted margins in the period. Management is currently reviewing the settlement of overdue orders in order that such additional product procurement costs are minimised in future periods.

                    42

As previously explained, the main challenges for the business remain the continuing review of the manufacturing cost base and the development of innovative new products. The demand for the Predator woodsaw range continues to drive UK manufacturing as we look to improve output to satisfy demand.

Development continues on a new version of our successful Predator woodsaw range,

incorporating added value features for our customers. We continue to explore new initiatives with key retail and trade customers in order to build a platform for continued organic growth.

ECLIPSE MAGNETICS

Revenues for the quarter showed a $0.31 million increase (10.32%) over last year's figures (2007 3.27 million, 2006 $2.96 million) with favorable exchange movements of $0.26 million and increased volumes of $0.05 million. For the nine months ended June 30, 2007 sales showed an 8.12% increase of $0.68 million

(2007, $9.06 million, 2006, $8.38 million) attributable to favorable exchange variances of $0.81 million offset by adverse volumes of $0.13 million.

Sales for the third quarter have improved when compared to the same period last year with strong Separation sales compensating for lost business within the

Industrial sector. The Separation division continues to increase its market share within the food processing industry. We continue to grow our division to offset continued reductions in demand for Alnico magnetic materials as a result of many of our OEM customers moving to direct supply from China and the Far

East.

Competition from the Far East remains the main threat, whether directly or through agents, as more and more companies emerge in our trading markets who are able to offer high quality goods at low market price points. The strength of sterling against the US$ and the Euro is applying increasing pressure on our margins with the USA being our biggest export market.

Gross margins, before one-time stock provisioning, have improved since last year, the main driver being the reduction in fixed production costs that has arisen from the division's UK restructuring program. As previously reported, in

August 2006, the company announced both the cessation of certain manufacturing activities at its site in Sheffield, England and the relocation of its remaining business to the Atlas site, Sheffield. The relocation was completed in December

2006.

The cost of key primary materials, steel, nickel and cobalt has continued to increase during the period, with cobalt and nickel trading at an 8 year high.

This increase has and will continue to put pressure on our margins and, although we were able to pass on this increase as a surcharge within certain sectors, our main customers will not accept such surcharges until supply contract renewal dates. The strength of sterling against the US$ and the Euro is again impacting on margins, particularly on sales to the US which is our biggest export market.

Looking forward, the main challenge remains the distancing of rival Far East manufacturers from our key customer base. Our commodity-based business is under threat but, to counter this, we continue to promote the attractiveness of our product by offering added value options to our customers. The Engineered

Products division continues to grow with a strong quarter four forecast.

The continued price increases of neodymium, nickel and cobalt that are already having an adverse impact on our margins, will continue to do so if prices keep increasing. To counter this, management continues to follow a strategy of new product development, increasing market share within key product segments through the introduction of new products and through other initiatives, including strict cost control and the implementation of manufacturing and other efficiencies.

ROBERT SORBY

Sales for the quarter were $0.21 million (20.85%) more than the comparable period last year last year (2007 $1.24 million, 2006 $1.03 million),

attributable to favorable exchange variances of $0.11 million and increased volumes of $0.10 million. In the nine month period ending June 2007, sales have increased by $0.76 million (21.52%) from $3.56 million in 2006 to $4.32 million in 2007. This increase is attributable to favorable exchange variances of $0.40 million and increased sales volumes of $0.36 million.

Growth in the third quarter is again attributable to continued success in North

America. This has arisen through ongoing focused promotional activity together with more "co-operative" initiatives with key dealers. Further North American promotional activity is planned for Q1 of fiscal 2008 when the US buying season begins. These sales increases have occurred despite the continued strengthening of sterling against the US dollar.

                    43

In the UK, sales demand was soft despite the highly successful launch of the

"Pro-edge" sharpening system. Indeed, so successful has the UK launch been that the North American introduction has been delayed until adequate inventory cover has been secured.

The decline in UK sales reflects the more challenging nature of our home market since the end of March. Sales and marketing costs will be reviewed and controlled to mitigate the impact of any lost revenues in this sector.

The declining UK trade sales have been largely offset by the continued growth of our retail business. Our retail operation continues to benefit from the incorporation of an e-commerce site last summer as well as the thriving mail order catalogue trade. The initiation of a retail arm has given us an element of control over the distribution of our product line in the UK which should prove beneficial. We anticipate that further resources will be transferred from our trade to our retail operations to capitalize on the opportunities experienced in that market.

Gross margins in the period have improved when compared to the same period last year, mainly attributable to a more favorable mix of product sales. At the same time overhead costs have been rigorously held in check.

Looking forward the business climate still remains uncertain. UK trade markets remain challenging and although we have enjoyed strong North American sales, the continued strengthening of sterling against the US dollar could negatively impact on our export sales and our margins.

BOWERS

Sales for the third quarter have increased by $1.22 million (29.8.%) from $4.10 million in Q3 of fiscal 2006 to $5.32 million in Q3 of fiscal 2007. This increase is attributable to favorable exchange rate variances of $0.43 million and increased volumes of $.79 million. Cumulatively, sales have increased by

$3.10 million (25.48%) from $12.13 million in the nine months to June 30, 2006 to $15.23 million in the nine months to June 30, 2007. This was attributable to favorable exchange rate variances of $1.35 million and increased sales volumes of $1.75 million.

Quarter 3 has continued the strong trend seen in quarter 2 and has proved to be excellent for the Bowers Group. In particular, export sales via our UK operations and sales from our distribution outlet in the Netherlands have been particularly strong.

To date, the Shanghai facility has been operating as a quality control and administration centre for products being shipped to Europe. Delays in completing the implementation of the production facility at that site have negatively impacted operating profit but capital equipment is now in place and the production of the first batch of "Eseway" hardness testers will be made in the forthcoming quarter.

Gross margins have been in line with expectations but the further weakening of the US$ is a concern. Energy costs and raw material costs have now stabilized but increases in the price of high demand materials such as steel and aluminium remain possible.

The new "Bowers Ultima" high-accuracy bore gauging system was successfully launched at the main industry exhibition in Germany in May 2007. Customer reaction was excellent with several pre-orders received from key customers.

Similarly, the trade show witnessed the launch of the new "Eseway" fully automatic bench hardness testers, sourced from our Shanghai facility, and orders were placed during the show.

The continued recruitment of skilled labor in the UK manufacturing division continues to be challenging. New capital expenditure programs for CNC machinery have now been implemented in order to counter this shortage of labor but, with the UK factory running at full capacity, the business is being forced to pay overtime and to sub contract certain work.

The outlook for the remainder of fiscal 2007 remains positive with a good order book across all divisions. Recent currency fluctuations, especially the weakening in the US dollar, pose margin dilution issues but, at present, these concerns are alleviated by the strength of demand in the US market.

                    44

S&J FRANCE

Sales in the quarter have increased by $0.46 million (18.35%) from $2.49 million in 2006 to $2.95 million in 2007, the increase being attributable to favorable exchange rate variances of $0.18 million and increased volumes of $0.29 million offset by increased rebate levels of $0.01 million. For the nine month period ended June 30, 2007 sales have increased by $1.06 million (13.25%) from $8.00 million in 2006 to $9.06 million in 2007. This is attributable to favorable exchange variances of $0.67 million and increased volumes of $0.42 less increased rebates of $0.03 million.

The above sales increases have been achieved against a backdrop of declining demand where recently released statistics compiled by French garden product trade associations indicate that sales of garden products in the French market have decreased by 4.3% between 2005 and 2006.

Maintaining turnover levels has, however, negatively impacted on margins.

Certain customers have requested price reductions and, although new business has been achieved with key French retailers, such incremental business has related to the supply of "own label" ranges rather than the premium S&J brands which carry higher gross margins.

To mitigate these reduced margins, and also to generate additional sales, the

S&J France division has been offering an increasingly diversified product range.

In the current quarter, sales of such new products amounted to over $0.2 million which represents most of the volume increase in the period. In the year to date,

sales of new products account for approximately $1.0 million of the business's sales.

Although our success in product diversification and gaining new business is encouraging, our base garden tool business faces a number of fundamental issues.

As noted above, the volume of products sold is decreasing and the retail price points are being systematically reduced thanks to the amount of entry level products sourced, typically, from the Far East. Additionally, competition remains intense in the French garden products market with a number of suppliers trying to secure business with a shrinking base of retail outlets. The trend of customers switching to the sale of own label offerings at the expense of premium branded product is continuing. All of these factors inevitably lead to pressure on margins and the situation is exacerbated by our sales profile where 40% of our turnover is concentrated on two customers.

In order to relieve these margin pressures the Company continues to develop new products and to look for new suppliers in China and India in order to drive down product costs. Quality control and reliability of delivery times remain key criteria, especially where these products are being used to source customers'

own label demand requirements.

The Company will continue to concentrate on marketing activity to promote its principal brands and to secure new listings. Such activity has and will continue to centre on the publication of a new 2007/8 product catalogue, improvements to the Company web site, advertising, newsletters, e-marketing, etc.

As sales of traditional product lines decline (forks, hooks, snow tools, etc.)

it is clear that we must offer new product ranges and that we are able to offer products of the right quality and at appropriate price points. With this in mind we have tried to launch new products which are competitive in terms of price and which are not simply garden tools but with which are associated with a more general garden leisure theme, e.g. bonsai tools, wooden baskets, wooden crates,

repotting tables and decorative wooden wheel barrows. This trend will continue as a way of both improving margins and eliminating the seasonal peaks that are typical of the traditional garden products business.

AUSTRALASIA

Sales have increased by $0.50 million (15.2%) in the current quarter from $3.30 million in Q3 of 2006 to $3.80 million in Q3 of 2007. Volume increases of $0.07 million and favorable exchange rate variances of $.0.45 million were partially offset by increased sales rebates of $0.02 million. Cumulatively, for the nine months to June 30, 2007 sales have increased by $1.71 million (16.60%) from

$10.29 million in 2006 to $12.0 million in 2007 due to favorable volumes of

$1.22 million and exchange variances of $0.78 million, offset by increased rebates of $0.29 million.

                    45

The Australian operation had another successful quarter, following the trends set in Quarters 1 and 2. Competition from imported house brands and the ongoing drought have again restricted sales of garden products when compared to the previous year but this was offset by improved sales in masonry, hand tool and,

particularly, air product categories.

In New Zealand there was an 8% reduction in Q3 sales levels when compared to last year. Decreases in air and garden sales and the delisting of an unprofitable drainage product range were only partially offset by gains in garden cutting, digging and hand tools. For the nine month period, however,

sales are 3% higher than last year due to increased sales in the air tool and power generator categories.

As a result of increased sales levels, improved product sourcing, wholesale price increases and currency price gains, and changes within the sales and customer mix of the businesses, gross margins have seen a considerable improvement over the same period last year.

Overall, our sales profile mirrors general market trends and therefore continues to reflect the continued expansion and domination of the market by the major corporate retailers who continue to expand their market share at the expense of the traditional independent retail sectors. Our sales mix reflects this pattern with sales growth continuing in the corporate sector whilst sales to the independent retailers continue to decline. Our objective going forward is to spread our exposure to the corporate sector by increasing our sales and market share in the independent and industrial markets.

In Australia, year to date sales growth of 13% in the independent sector is a significant improvement on the previous year and, as such, is in line with management sales strategies for this sector. Sales to independents show a year on year decline in New Zealand but much of this relates to the deletion of the drainage product range and the non-availability of generators.

Despite the various sales achievements, competition from imported Asian products and retailer house brands continue to place sales volumes, margins and market share under pressure.

Going forward, our focus will be on the promotion and marketing of new and improved Spear & Jackson ranges to gain incremental sales and profit growth together with aggressive pricing strategies to maintain and improve market share in all the categories in which we compete. In addition, improved product procurement and the successful implementation of price increases will help to ensure our sales and trading margins continue to improve going forward.

COSTS OF GOODS SOLD AND GROSS PROFIT

Summary details regarding costs of goods sold as a percentage of sales and gross profit margins in the periods under review are as follows:

              Three months ended      Nine months ended

              June 30,   June 30,    June 30,   June 30,

              2007     2006     2007     2006

               %       %       %       %

Cost of goods sold

as a % of sales ........  65.42     68.03     65.52     68.86

Gross profit margin ....  34.58     31.97     34.48     31.14

Costs of goods sold increased by $2.03 from $16.77 million in the three month period ended June 30, 2006 to $18.80 million in 2007. In the nine month period under review costs of goods sold have increased by $2.45 million from $51.75 million in 2006 to $54.20 million in 2007.

The increased gross margin in the periods under review and the decrease in the cost of goods sold as a percentage of sales reflect the improvements in manufacturing efficiencies and the reduction of direct costs as a result of the extensive restructuring initiatives in our UK manufacturing operations. The UK manufacturing reorganization program, initiated in the last quarter of 2005 and continued in the second and subsequent quarters of Fiscal 2006 and 2007 with the closure of our manufacturing site at Wednesbury in the UK, the relocation of the

UK central warehouse to the Atlas site in Sheffield and the cessation of certain manufacturing activities in the UK magnetics division has had, and will continue to have, a beneficial effect on margins. Own-manufactured product is being progressively replaced with factored items sourced from overseas thereby reducing costs and increasing profitability. The margin improvements have been diluted, however, as additional costs have been incurred in addressing quality control issues and in meeting current sales order schedules.

                    46

We will continue to evaluate means of maintaining and improving current sales mixes and of further reducing costs of goods sold across all of our principal trading operations to avoid margin erosion. Improvements in manufacturing efficiency and the reduction of direct costs and those costs associated with the sourcing of product continue to be the focus of management as a means to improve competitiveness in new and existing markets.

Further pressure is exerted on our margins by the continuing weakness of the dollar and, to retain competitiveness, additional discounts have been offered in certain markets where our sales are transacted in that currency.

The Company's position is not, however, unique in this respect since the trading issues crystallized by the weakening value of the dollar are currently faced by many other UK companies with material export sales interests.

OPERATING COSTS, INCOME AND EXPENSES

(a) SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

Selling, general and administrative (SG&A) expenses increased by $0.93 million

(9.91%) from $9.36 million in the quarter ended June 30, 2006 to $10.29 million in the quarter ended June 30, 2007. In the nine months ended June 30, 2007 costs of $29.98 million have increased by $2.20 million (7.91%) from $27.78 million in the nine months to June 2006.

The principal reasons for the movements are as follows:

                         Increase over Prior Year

                        Three months    Nine months

                         ended       ended

                         June 30,      June 30,

                         2007       2007

                          $m        $m

a) Impact of movements in average

  US$/sterling cross rates in the period     0.85        2.71

b) Increased Bowers Shanghai 2007 costs .     0.10        0.30

c) Increased UK distribution costs ......       -        0.24

d) Inflationary increases ...............     0.16        0.60

e) Decreased US head office costs .......     (0.06)       (0.14)

f) Other net decreases ..................     (0.12)       (1.51)

                         -----       -----

Total net increase in SG&A expenses .....     0.93        2.20

                         -----       -----

(b) GAIN ON SALE OF LAND AND BUILDINGS

Of the $0.32 million credit in the nine months to June 30, 2007 $0.23 million represents the sale, on March 27, 2007, of land at the company's Atlas site in

Sheffield, England that was surplus to current requirements. The remaining $0.09 million relates to the deferred element of the gain arising on the sale, in July

2006, of the land and buildings at the Company's UK manufacturing site at

Wednesbury.

(c) SETTLEMENT OF CLASS ACTION LITIGATION

On July 7, 2006, Spear & Jackson, Inc. entered into a Memorandum of

Understanding whereby it agreed to pay $0.65 million in settlement of the class action litigation, in which it was a defendant. Provision was accordingly made for that sum in the financial statements for the quarter to June 30, 2006.

(d) MANUFACTURING AND OTHER REORGANIZATION COSTS

A net charge of $0.02 million was incurred in the three month period to June 30,

2007 compared to a $0.59 million charge in the previous year. Cumulatively, to

June 30, 2007, a $0.12 million charge was incurred compared to $1.82 million in the previous year.

                    47

On January 25, 2006, the Company announced the closure of the remaining element of its manufacturing site at Wednesbury, England. The closure and relocation of the Wednesbury facility was completed by November 30, 2006 and the costs for this exercise, including employee severance payments, site closure expenses and factory reorganization expenses were provided for in the quarter to March 31,

2006. Additionally, in the quarter to June 2006, the Company announced that certain manufacturing operations carried out at its Atlas site in Sheffield,

England would also cease. Provisions for employee severance costs in respect of the closure of these manufacturing operations were made in that quarter. Costs of $0.59 million were expensed in the three months and $1.82 million in the nine months to June 30, 2006 in relation to the Wednesbury and Atlas manufacturing reorganizations.

Costs of $0.01 million, including that element of employee severance costs relating to the payment of loyalty bonuses, were expensed to the profit and loss account in the Quarter to December 31, 2006.

Additionally, in the quarter to September 30, 2006, the Company's UK subsidiary,

Eclipse Magnetics Limited, announced the cessation of certain of its manufacturing activities and its relocation to the Atlas site in Sheffield,

England. Provision was made for this move at September 30, 2006 and further provisions of $0.02 million have been made in the three months to June 30, 2007

($0.10 million in the nine month period under review), principally in respect of increases in the amounts initially provided re empty property rentals.

OTHER INCOME AND EXPENSES

Other income and expenses has moved from $nil in Q3 of 2006 to a net credit of

$0.11 million in Q3 of 2007. For the nine month period under review other income and expenses has moved from a net credit of $0.09 million in 2006 to a net credit of $0.29 in 2007.

The increase is primarily due to the inclusion of $0.06 million in Q3 of fiscal

2007 and $0.14 million for the nine month period under review in respect of the

Group's share of earnings in Ningbo Hightec Magnetic Assemblies Co. Ltd., a joint venture company in which the company holds a 25% stake.

INCOME TAX

An income tax charge of $0.04 million arose in both the quarter to June 30, 2007 and June 30, 2006. For the nine months to June 30, 2007 there was a $0.14 million charge compared to a $0.27 million credit in the comparable period last year.

Income taxes represented 15.3% of the loss before tax in the three months to

June 30, 2007 and 1.50% of the loss before tax in 2006. For the nine months to

June 30, 2007 taxes represented 13.96% of the net loss before tax and 3.97% for the comparable period last year.

In general, differences between the Company's effective rate of income tax and the statutory rate of 35% result from such factors as: tax charges in certain overseas subsidiaries within the Spear & Jackson group being taxed at rates different from the statutory rate; the utilization of tax losses which are not recognized within the deferred tax computation, the provision of valuation allowances against potential deferred tax assets regarded as non-recoverable and permanent differences between accounting and taxable income as a result of non-deductible expenses and non-taxable income.

The principal reasons for the significant fluctuations between the effective rates of tax and the US Federal statutory rate in the periods under review are summarized below:

   i)  As a result of pre-tax losses in a number of the UK entities in the nine months to June 30, 2007 and the ongoing benefit of a tax deduction (spread over 4 years) in respect of the special

      contribution of $7.2 million that was made to the Company Pension

      Plan in fiscal 2005, tax losses have been generated in certain of the UK companies. Valuation allowances of approximately $0.32 million have been applied to these losses as a recent history of losses and other factors has precluded the Company from

      demonstrating that it is more likely than not that the benefits of these operating loss carry forwards will be realized.

                    48

   ii)  Income within certain overseas subsidiaries within the Spear &

      Jackson Group is taxed at different rates from the effective rate.

      The typical local taxation rate suffered by the Company's non-US overseas subsidiaries is approximately 30% compared to a US Federal

      Statutory rate of 35%. The effect of applying a rate of 30%, as opposed to 35%, to the Company's results is a tax credit of approximately $0.02 million.

   iii) Permanent differences between accounting and taxable income as a result of non-deductible expenses have had the effect of increasing the taxation charge by $0.12 million.

   iv)  In addition, the rate of tax has been increased as a result of losses that have been incurred in the United States for which no utilization against future income is envisaged in the short term and to which a valuation allowance has therefore been applied (tax impact $0.12 million).

   v)  The gain of $0.22 arising in the three months to March 31, 2007 on the sale of the Company's surplus land at its Atlas site, Sheffield,

      is not subject to taxation due to the availability of capital losses brought forward which have not been recognized within the deferred tax computation.

The majority of the Group's deferred tax asset relates to timing differences originating in its UK subsidiaries. Such deferred tax balances have been provided at 30%. Legislation, which was formally enacted at the beginning of

July 2007, will reduce the rate to 28% from April 2008 onwards. If this new tax legislation had been formally enacted as of June 30, 2007, the effect on the

Group's condensed consolidated financial statements for the nine months ended

June 30, 2007 would have been as follows:

   i)  The income tax provision would have been reduced by $165 resulting in an income tax benefit of $29.

   ii)  The deferred tax asset of $17,983 would reduce by $1,199 to $16,784.

   iii) The net of tax minimum pension liability adjustment of $47,734 would increase by $1,365 to $49,099.

LOSS FROM CONTINUING OPERATIONS AFTER INCOME TAXES

Our net loss from continuing activities after income taxes in the three months to June 30, 2007 was $0.31 million (2006: $2.76 million loss). In the nine months to June 30, 2007 the loss from continuing activities was $1.11 million

(2006: $6.49 million loss).

DISCONTINUED OPERATIONS

Discontinued operations included in the results for the three and nine month periods ending to June 30, 2006 relate to the Metrology Division's Coventry

Gauge thread gauge measuring division based in the UK, and the Megapro screwdriver division of Spear & Jackson, Inc.

During the fourth quarter of fiscal 2005, the company began marketing for sale its thread gauge measuring business located in the United Kingdom. The carrying values of the assets relating to this entity were initially written down to estimated fair value in the quarter ended March 31, 2005 and further write-downs were made in the final quarter of fiscal 2005. On February 28, 2006, the Company concluded the sale of these assets for a nominal consideration.

The Megapro screwdriver division was disposed with effect from September 30,

2003 when the trade and assets of the principal Megapro companies were transferred at their net book value to a management buy-in team headed by the managing director of the Megapro business.

In accordance with SFAS No. 144, "Accounting For the Impairment or Disposal of

Long-Lived Assets", the Company's previously issued Financial Statements have been reclassified to present separately the net operations, cash flows, assets and liabilities of these business segments, where material, as "Discontinued

Operations".

                    49

LIQUIDITY AND CAPITAL RESOURCES

Our cash and cash equivalents amounted to $9.83 million at June 30, 2007 ($9.93 million at September 30, 2006), working capital (excluding deferred taxes)

totaled $35.10 million ($30.25 million at September 30, 2006) and our stockholder's equity was $23.00 at June 30, 2007 ($21.84 million at September

31, 2006).

Net cash used in operating activities in the nine month period ended June 30,

2007 was $0.65 million compared to $0.85 million provided by operating activities in the nine months ended June 30, 2006. This decrease of $1.50 million primarily arises from:

  - increase in trade working capital outflows of $3.40 million (127%)

  - decrease in net inflows from other assets and liabilities (including taxation) of $3.5 million (78.93%)

  - Reduction in net loss (adjusted for depreciation, gain on sale of land and buildings and deferred income taxes, etc) of $5.4 million (102.63%) as dealt with in the commentary on results, above.

The reasons for these trade working capital variances and movements in other assets and liabilities are summarized below:

(a)  Trade working capital variances.

   The net decrease in trade working capital cash inflows is analyzed as follows:

                          Note     $ million

   Decreased inventory inflows         (i)       (2.75)

   Increased trade receivable outflows     (ii)      (2.66)

   Increased trade payable inflows       (iii)      2.01

                                  -----

                                  (3.40)

i)  Inventories reduced by $1.68 million in the nine months ended June 30 2006 whereas the same period in the current year showed an increase of $1.07 million. The increase of $1.07 million principally relates to higher inventory levels of $1.90 million in our Australian and French subsidiaries offset by inventory reductions of $0.80 million in the

   Company's UK operations.

   The inventory inflows for the nine months to June 30, 2006 benefited from the rigorous inventory reduction program initiated within the UK hand and tool division at the beginning of fiscal 2006. By September 30, 2006 stock levels across most of the divisions had decreased, especially those undergoing manufacturing reorganization programs, where lower inventory levels were achieved following the move to factored rather than own-manufactured product. As a result therefore, stock reductions in the nine months to June 30, 2007 were not as pronounced as in the comparable period under review. In Eclipse Magnetics, however, where the reorganization plans were initiated at a later date, there have been significant stock reductions in the nine month period to June 30, 2007 which are reflected in the UK inventory reductions at June 30, 2007,

   referred to above.

ii)  Trade receivables at June 30, 2007 were $2.55 million higher than those at

   September 30, 2006. This increase mainly arises from the higher sales achieved in April to June 2007 compared to those generated in the three months ended September 30, 2006.

   Similarly, the increase in trade receivable outflows in the nine months ended June 30, 2007 when compared to the comparable period in the prior year is primarily due to the increased levels sales in the quarter to June

   2007 when compared to last year together with the impact of increased levels of export sales, with longer settlement terms, in May and June 2007 in certain of our operating divisions over those recorded last year. For example, payment terms can range from 60 days to 90 days for export based customers compared to 30 to 60 days for home based customers and the differing sales profiles can have a significant impact upon trade receivable levels when comparing one period to another.

                    50

iii) Trade payables at June 30, 2007 were $2.56 million higher than those at

   September 30, 2006 compared to and increase of $0.11 million in the prior period. This increase mirrors the inventory movements discussed in i),

   above, although the favorable variance has been diluted by increasing levels of purchases of factored goods from overseas suppliers on reduced settlement terms.

(b)  Variances in cash flows attributable to other assets and liabilities

i)  The major contributory factor is the $1.8 million payment of severance and move costs associated with the UK manufacturing reorganization programs at the Wednesbury and Atlas sites and the Eclipse Magnetics division. In the nine month period to June 30, 2007 $ 1.8 million had been defrayed. In the nine-month period to June 30, 2006 although $0.9 million had been defrayed at that date in respect of the UK manufacturing reorganization program, an additional restructuring provisions of $1.82 million in relation to the closure of the Wednesbury site and the reorganization of the Atlas site were made.

ii)  Reduced accrual levels at June 30, 2007 compared to June 30, 2006 especially in those restructured trading entities where creditors in respect of direct labor costs, previously accrued for in other creditors,

   have been replaced with accruals for factored/bought-in product, that are included within trade payables. Additionally, other creditors at June 30,

   2006 included $0.65 million with regard to the settlement of the class action litigation.

Cash used in investing activities in the nine months to June 30, 2007 was $0.64 million compared to $0.88 million in 2006. The 2006 comparatives include a $0.23 million investment in Ningbo Hightec Magnetic Assemblies Co. Ltd., a joint venture company in which the company holds a 25% stake. Although capital expenditure for the nine months to June 30, 2007 was $0.35 million higher than in 2006, primarily due to the purchase of the new computer hardware at the UK operations Head Quarters at the Atlas site, Sheffield, England, these cash outflows were offset in the period by an inflow of $0.29 million relating to the sale proceeds of surplus land at the Atlas site.

There was no net cash provided by financing activities in the nine month period to June 30, 2007 compared to $0.77 million in the comparable period last year.

The 2006 figure represents the utilization of the UK bank facility to meet cyclical trading demands in the UK, increased pension plan contributions and the payment of restructuring costs associated with the manufacturing reorganization program. There was no similar utilization of the UK bank overdraft facility at

June 30, 2007.

BANK FACILITIES

The UK subsidiaries of Spear & Jackson plc and Bowers Group plc maintain a line of credit of $9.03 million. This is secured by fixed and floating charges on the assets and undertakings of these businesses. Of the total facility, $6.02 million relates to bank overdrafts and $3.01 million is available for letters of credit. These facilities are denominated in sterling. The overdraft carries interest at UK base rate plus 1%. At June 30, 2007 and September 30, 2006 the company had $nil outstanding under the overdraft line and at June 30, 2007 $0.02 million in outstanding letters of credit (September 30, 2006: $0.60 million).

The French and Australian subsidiaries of Spear & Jackson plc maintain short-term credit facilities of $2.89 million denominated in Euros and

Australian dollars. The facilities comprise bank overdraft lines, with interest rates ranging from 6.8% to 12.6%, together with facilities for letters of credit and the discount of bills receivable. There was nothing outstanding under the overdraft lines at both June 30, 2007 and September 30, 2006. $0.03 million of letters of credit and bills were outstanding under these facilities at June 30,

2007 (September 30, 2006: $0.50 million).

The UK facilities were renewed in December 2006, the Australian facilities were renewed in October 2006 and the French facilities fall for renewal at various dates in 2007. These lines of credit are subject to the Company's and its subsidiaries' continued credit worthiness and compliance with the applicable terms and conditions of the various facilities. Assuming that the Company maintains compliance with these conditions it is anticipated that all the facilities will continue to be renewed on comparable terms and conditions.

                    51

The Company's bank accounts held with the HSBC Bank plc by UK subsidiaries of

Spear & Jackson plc and Bowers Group plc form a pooled fund. As part of this arrangement the companies involved have entered into a cross guarantee with HSBC

Bank plc to guarantee any bank overdraft of the entities in the pool. At June

30, 2007 the extent of this guarantee relating to gross bank overdrafts was

$23.75 million (September 30, 2006 $21.6 million). The overall pooled balance of the bank accounts within the pool at June 30, 2007 was net cash in hand balance of $5.25 million (September 30, 2006 $5.40 million).

The bank overdraft and other facilities of Spear & Jackson Australia Pty.

Limited have been guaranteed by its immediate parent, James Neill Holdings

Limited and the bank overdraft and other facilities of Spear & Jackson France SA have been guaranteed by Spear & Jackson plc.

Historically, our business operations have been funded from net operating income supplemented, where necessary, by utilization of the UK, French and Australian banking facilities described above. We believe what we have sufficient capital resources, liquidity and available credit under our current principal banking facilities supplemented, where necessary, by temporary increases, to sustain our current business operations and normal operating requirements for the foreseeable future.

As discussed below, in Off Balance Sheet Arrangements and Contractual

Obligations, on July 11, 2007, the Company reached an interim arrangement with the Plan trustees and actuaries, whereby it was agreed that a one-time special contribution of approximately $2 million was paid to the Plan on August 1, 2007.

This was met out of current capital resources and no additional funding is envisaged to meet this obligation.

As the Company continues to focus its efforts on improving the competitiveness of its worldwide operations, additional funding may be required to finance restructuring of the non-profitable areas of the Company's divisions and to meet items of significant one-off expenditure. Such expenditure may include:

investment in new capital equipment; further special contribution payments to reduce the pension plan deficit; and any expansion of the Spear & Jackson or

Bowers operations.

Funding for these initiatives may be obtained through the negotiation of increased bank lending facilities or the sale of surplus assets.

OFF BALANCE SHEET ARRANGEMENTS AND CONTRACTUAL OBLIGATIONS

The Company makes a range of contractual obligations in the ordinary course of business. The following table summarizes the Company's principal obligations at

June 30, 2007:

               Total

               Amount       Payments due by period ($m)

               Committed   1 year   1-3   4-5   5 years

Contractual obligation    ($m)      or less  years  years  or more

Capital lease obligations  1.5      0.6    0.8   0.1    -

Operating leases (note a)  6.1      1.3    2.3   1.3   1.2

               ---      ---    ---   ---   ---

               7.6      1.9    3.1   1.4   1.2

               ---      ---    ---   ---   ---

(a)  Amounts represent the minimum rental commitments under non-cancelable operating leases.

(b)  Excluded from the above tables are the amounts payable by the Company to the UK defined benefit pension plan as future funding obligations over the five year term shown above cannot be accurately forecast. The annual contribution rate is set annually by the actuary in accordance with the applicable UK regulatory legislation. In the year ended September 30, 2006 the Company paid $3.4 million into the plan.

                    52

   The Company's current funding agreement with the Plan ended on July 31,

   2007. In the ten month period ending on that date, the total Company contributions amounted to approximately $3.1 million. On July 11, 2007,

   the Company reached an interim arrangement with the Plan's trustees and actuary whereby it was agreed that a one-time special contribution of

   (pound)1 million (approximately $2.0 million) was to be paid to the Plan by August 1, 2007 and employer contributions are to continue at the rate of (pound)1.9 million (approximately $3.8 million) per annum. This is an interim arrangement pending, and without prejudice to, the conclusion of negotiations between the Company, the actuary and the Plan trustees. When formal agreement is reached between the parties concerning the definitive funding contributions, future annual contributions may therefore be in excess of the $3.8 million determined by the interim arrangement explained above. Following the recent introduction of new UK pensions legislation,

   if no agreement is reached by the parties with regard to future Pan funding by June 2008, the UK Pensions Regulator will then become involved in all further negotiations.

(c)  As at June 30, 2007 the Company had letters of credit of $0.05 million outstanding, which are secured by the UK and Australian credit facilities.

At June 30, 2007 the Company had no material off-balance sheet arrangements other than the non-debt obligations described in contractual obligations above.

OUTLOOK

We anticipate that an operating profit (before the inclusion of FAS 87 pension charges) of approximately $1.1 million will be recorded in Quarter 4 of fiscal

2007. After taking into account quarterly pension charges of $2.1 million a net operating loss of $1.0 million is forecast for Quarter 4. This result is dependant upon current forecast sales levels being realized with no significant sales revenue either being lost or being deferred into future quarters and no dilution of margins.

The trading result for the year is therefore anticipated to be a loss of approximately $2.3 million, as all base trading profits will be eliminated by the significant non-cash pension charge of $8.0 million calculated in accordance with FAS 87. As a result of the level of pension charges, the Company also anticipates sustaining a net loss after tax for fiscal 2007. Management will continue to consider all available operational strategies to mitigate the negative impact of trading losses that arise as a result of these high pension costs, both in the forthcoming quarter and beyond.

The results for the nine month period ended June 30, 2007 showed an improvement in the Company's gross margins over the comparable period in the prior year from

31.14% in 2006 to 34.48% in 2007, which demonstrates that the reorganization initiatives are now impacting positively on the business. As previously reported, during the later part of fiscal 2005 and during 2006 the Company performed a detailed review of its UK manufacturing operations to identify initiatives to combat declining sales performance and the increase in low cost imports from Far Eastern markets. In November 2006, the Company completed the closure of its Wednesbury manufacturing and distribution facility and the relocation of the central UK warehousing facility to the Atlas site in

Sheffield, England. In addition, in the third quarter of fiscal 2006, the

Company announced the cessation of certain manufacturing operations at both its

Atlas site and the Eclipse Magnetics UK facility in Sheffield. It was also announced that the remaining elements of the Magnetics business would be transferred to the Atlas Site. This reorganization was completed in December

2006.

The Wednesbury site closure, the Atlas reorganization and the Eclipse restructuring and relocation represent a significant change to the shape and structure of the Company's UK hand tool and magnetic products business models.

Given the size of the project and the changes involved it was anticipated that there may be initial teething problems as the new sourcing operation and relocated warehousing facility became fully operational. There have, indeed,

been issues to resolve whilst new procedures and processes were being established with regard to supplier deliveries, quality control and distribution costs. These have diluted the savings that the reorganization should deliver.

Management is currently reviewing all of these issues so that corrective measures can be implemented in order that the full earnings benefits of the restructuring can be realized as soon as possible.

                    53

Given the competitive markets in which we operate, we will continue to look at further initiatives to rationalize underperforming areas of the business and to monitor operational infrastructures in the United Kingdom, particularly overhead and sourcing costs, to ensure that these are as cost efficient as possible and at a level appropriate to the needs of the business.

The Company's core UK hand and garden businesses continue to face challenging trading conditions. The trends highlighted in Q2 of fiscal 2007 remain, with the key considerations being soft demand in the UK retail sector, fierce competition from cheap foreign imports and the increasing trend for multiple retailers to buy and promote own label brands in preference to Company products. The reorganization program referred to above was implemented to address these issues and further strategies will be considered to further improve the Company's base

- line profitability.

As with the Company's UK hand and garden tool businesses, our Australasian and

French subsidiaries continue to experience difficult trading conditions because of flat retail demand, the ongoing drought in Australia, increased levels of competition from Far East imports, reduced consumer spending, consolidation of retail groups, and the increasing trend of such groups to promote house brands in preference to company branded product.

To counteract such factors, the management of these operations has developed and introduced a number of new and extended ranges and promotional programs. Going forward it is anticipated that these ranges should deliver incremental sales and margin growth. Additionally, overhead reduction programs are ongoing as management continues to focus on the removal of all excess costs from the businesses.

Within the Metrology division, the selling and distribution outlet in Maastricht is now fully operational. In the future, this revenue and earnings growth should be enhanced by the division's subsidiary in Shanghai, China. A further $0.5 million of investment funding was injected into the business in Q2 and these funds are currently being utilized in acquiring items of plant and machinery,

which will enable the company to set up its own manufacturing facility. This manufacturing operation should be operational during the course of Q4.

Looking forward, demand for our own manufactured metrology hand tools will continue to face further pressure from low cost Far East imports. The Company therefore recognizes the need to focus its UK manufacturing sites on producing more high technology products and measuring solutions. New products are the key drivers for growth and several new ranges have been launched during the year.

We anticipate that our businesses will face the issues of increased costs and margin erosion as a result of raw material, fuel and other utility price increases, interest rate increases, the $8.0 million FAS 87 pension charge and a weak dollar. These factors will again put pressure on our margins and overhead costs. Wherever possible, these increases will be passed on though sales price increases or their adverse effects will be mitigated by cost reductions or the implementation of earning enhancing strategies.

Any strengthening of the US dollar would impact favorably on the business, as this would ease the pressure on margins and increase our competitiveness.

Current trends, however, indicate no end to a continued weakening which will place additional pressure on our sales into a number of our US$ denominated export markets.

In the forthcoming months we will continue to focus on improving cash generation. In the first nine months fiscal 2007 significant costs have been defrayed in relation to the various restructuring initiatives. These costs have been funded from existing core UK bank facilities. Further funds have also been utilized to finance the next stage of the development of the Shanghai business through the set up of its own manufacturing facility. The Company has commenced initial negotiations with the trustees of the Pension Plan to determine the level of future employer cash contributions that will become effective following the termination of the existing agreement on July 31, 2007. As an interim arrangement, a one-time special contribution of $2 million was paid to the Plan on August 1, 2007. In addition, employer contributions are to continue at a rate of approximately $3.8 million per annum until agreement is reached between the

Trustees of the Plan and the Company on a definitive funding arrangement. This new contribution rate will not be known until the Plan's triennial valuation has been completed by the Plan actuary and discussions between the Company and the

Trustees are concluded. Such agreement may result in the Company's annual contributions being finalized at an amount in excess of the current interim arrangement $3.8 million. If no agreement is reached between the Company and the

Plan Trustees by June 2008, the UK Pensions Regulator will then become involved in all further negotiations.

                    54

To restrict the pressure that this expenditure will have on the Company's bank facilities, focus will be maintained on the strict control of working capital and the implementation of strategies to both increase Company profitability and reduce costs.

Going forward, the success factors critical to our business include sales growth through penetration in new and existing markets; the implementation of strategies to enable us to compete against suppliers based in low cost manufacturing regimes; successful procurement of new and existing products at favorable prices, emphasis on new product development activities so that we can exploit our brand equity and technical expertise to differentiate our product offerings from cheap "me-too" imports; emphasis on promotional campaigns and demonstration tours which focus on high margin product groups and on those high added value areas of the Metrology and Magnetics businesses; continued

reorganization of our existing manufacturing and overhead bases so that they are as cost efficient as possible; the successful development of our operations in

China and elsewhere; and the maximization of cash resources and the negotiation of additional bank facilities, where required, so that we are able to fund new initiatives and take advantage of market opportunities.

Much, however, will continue to depend on the level of retail demand in our UK,

French and Australasian markets. Softening demand and a further deterioration in consumer confidence could significantly impact on our earnings levels in subsequent periods.

The development of detailed business strategies under our new ownership structure continues. Potential synergies and areas of specific market and commercial expertise, particularly in the Far Eastern trading arena, have been identified and initiatives are being actioned which, going forward, are hoped to be of benefit to both Spear & Jackson, Inc. and United Pacific Industries

Limited ("UPI").

As previously reported, the formal resolution of the SEC legal action in fiscal

2005 has enabled the Company to move forward with more certainty so that both short and long term commercial strategies could be formulated and implemented.

Additionally, the Court's approval, on January 22, 2007, to the Corporate

Monitor's request to be relieved of his duties is another indication of the significant steps that the Company has taken in restoring its financial and reputational standing since the Monitor's original appointment in April 2004.

The stability of the Company will now be further enhanced by the settlement of the Class and Derivative Action litigation in May 2007.

The sale of Jacuzzi Brands, Inc.'s 61.8% majority shareholding in Spear &

Jackson, Inc. to UPI on July 28, 2006 removed another area of uncertainty and has provided a platform for future business growth. Furthermore, on May 14,

2007, UPI made a formal offer to the Board of the Company to acquire the remaining 38.2% of outstanding shares. Following extensive discussions between

UPI and the Company's Finance Committee, a revised offer price of US$1.96 per share was agreed representing a total amount due to the minority shareholders of

US$4,297,343. Consequently, on June 22, 2007 the Company entered into a definitive merger agreement (the "Agreement") with UPI, under the terms of which the Company will be merged with a newly formed Nevada corporation (the "Merger

Sub"). At the effective date of the merger the separate existence of the Company will cease and the Merger Sub will continue as the surviving corporation.

Accordingly, the stockholders of the Company (other than UPI, Pantene Global

Holdings Limited, any of their wholly owned subsidiaries, Merger Sub and any

Company stockholders who exercise their dissenter's rights) will receive a cash payment of US$1.96 per share. Dissenters will be entitled to seek court adjudication as to the fair value of their shares.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS

The principal market risks to which the Company is exposed comprise interest and exchange rate fluctuation, changes in commodity prices and credit risk.

INTEREST RATE RISK

The Company is exposed to interest rate changes primarily as a result of interest payable on its bank borrowings, car finance arrangements classified as finance leases and interest receivable on its cash deposits. At June 30, 2007 the Company had no borrowings in the form of overdrafts, finance lease liabilities of $1.46 million and had cash and cash equivalents of approximately

$9.83 million. Given the current levels of borrowings and the amounts outstanding under finance leases, the Company believes that a 1% change in interest rates would not have a material impact on consolidated income or cash flows. Holding the same variables constant, a 10% increase in interest rates would increase the Company's interest charge by $0.15 million.

                    55

The nature and amount of our debt and cash deposits may, however, vary as a result of future business requirements, market conditions, and other factors.

The definitive extent of our interest rate risk is not therefore quantifiable or predictable because of the variability of future interest rates and business financing requirements.

EXCHANGE RATE RISK

The Company has operations in the United Kingdom, France, Holland, Australia,

New Zealand and China. These operations transact business in the relevant local currency and their financial statements are prepared in those currencies.

Translation of the balance sheets, income statements and cash flows of these subsidiaries into US dollars is therefore impacted by changes in foreign exchange rates.

In the nine months ended June, 2007 compared to the equivalent period in 2006,

the change in exchange rates had the effect of increasing the Company's consolidated sales by $7.04 million or 9.37%. Since most of the Company's international operating expenses are also denominated in local currencies, the change in exchange rates had the effect of increasing SG&A expenses by $2.71 million for the nine months ended June 30, 2007 compared to the comparable prior year period.

If the US dollar further weakens in the future, it could result in the Company having to suffer reduced margins in order for its products to remain competitive in the local market place.

Additionally, our subsidiaries bill and receive payments from some of their foreign customers and are invoiced by and pay certain of their overseas suppliers in the functional currencies of those customers and suppliers.

Accordingly, the base currency equivalent of these sales and purchases is affected by changes in foreign currency exchange rates.

We manage the risk and attempt to reduce such exposure by periodically entering into short-term forward exchange contracts. At June 30, 2007 the Company held forward contracts to sell Australian and New Zealand dollars to buy approximately $1.77 million US dollars.

The contract values were not materially different to the period end value of the contracts. A 10% strengthening or weakening of the US$ against its Australian and New Zealand counterparts could, however, result in the Company suffering losses or benefiting from gains of approximately $0.18 million had no forward contracts been taken out.

COMMODITY PRICE RISK

The major raw materials that we purchase for production are steel, cobalt,

nickel and plastic. We currently do not have a hedging program in place to manage fluctuations in commodity prices.

CREDIT RISK

Credit risk is the possibility of loss from a customer's failure to make payments according to contract terms. Prior to granting credit, each customer is evaluated, taking into consideration the borrower's financial condition, past payment experience, credit bureau information, and other financial and qualitative factors that may affect the borrower's ability to repay. Specific credit reviews are used in performing this evaluation. Credit that has been granted is typically monitored through a control process that closely reviews past due accounts and initiates collection actions when appropriate. In addition, credit insurance is taken out in respect of a substantial proportion of the Company's non-UK receivables as a means of recovering outstanding debt where the customer is unable to pay.

At June 30, 2007 the Company had made an allowance of $1.17 million in respect of doubtful accounts which management believes is sufficient to cover all known or expected debt non-recoveries.

                    56

ITEM 4. CONTROLS AND PROCEDURES

The Company maintains disclosure controls and procedures as defined in Rules

13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended

(the "Exchange Act") that are designed to ensure that information required to be disclosed in its reports filed or submitted under the Exchange Act is processed,

recorded, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to the Company's management, including the Company's Principal Administrative

Officer (PAO) and Chief Financial Officer (CFO), as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

The Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the former acting Chief

Executive Officer (now Chairman and Managing Director of the Company's principal

UK operating subsidiaries), the PAO and CFO, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to

Exchange Act Rule 13a-15(e) as of the end of the period covered by this report.

Based upon that evaluation, the PAO and CFO concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in the Company's periodic SEC filings, and management has concluded that the unaudited consolidated condensed financial statements included in this Form 10-Q fairly present, in all material respects,

the Company's financial position, results of operations and cash flows for the periods presented.

There has been no significant change in our internal control over financial reporting that occurred during the period covered by this report that has materially affected, or that is reasonably likely to materially affect our internal control over financial reporting.

              PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

On April 15, 2004, the US Securities and Exchange Commission filed suit in the

U.S. District Court for the Southern District of Florida against the Company and

Mr. Dennis Crowley, its then current Chief Executive Officer/Chairman, among others, alleging violations of the federal securities laws. Specifically with regard to the Company, the SEC alleged that the Company violated the SEC's registration, anti-fraud and reporting provisions. These allegations arose from the alleged failure of Mr. Crowley to accurately report his ownership of the

Company's stock, and his alleged manipulation of the price of the Company's stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts. On May 10, 2004, the Company consented to the entry of a preliminary injunction, without admitting or denying the allegations of the SEC complaint. The SEC is continuing its investigation into pension issues. The Company is offering its full cooperation.

As a further measure, the Court appointed a Corporate Monitor to oversee the

Company's operations. In addition to Mr. Crowley consenting to a preliminary injunction, the Court's order also temporarily barred Mr. Crowley from service as an officer or director of a public company, and prohibited him from voting or disposing of Company stock.

Following Mr. Crowley's suspension the Board appointed Mr. J.R. Harrington, a member of its Board of Directors, to serve as the Company's interim Chairman.

Mr. William Fletcher, a fellow member of the Company's Board of Directors, who,

until October 27, 2004, was the Company's Chief Financial Officer, and who is a

director of Spear & Jackson plc, based in Sheffield, was elected to serve as acting Chief Executive Officer.

                    57

After extensive settlement negotiations with the SEC and Mr. Crowley, the

Company reached a resolution with both parties. On September 28, 2004, Mr.

Crowley signed a Consent to Final Judgment of Permanent Judgment with the SEC,

without admitting or denying the allegations included in the complaint, which required a disgorgement and payment of civil penalties by Mr. Crowley consisting of a disgorgement payment of $3,765,777 plus prejudgment interest in the amount of $304,014, as well as payment of a civil penalty in the amount of $2,000,000.

In May 2005, the SEC applied to the Court for the appointment of an administrator for the distribution of these funds as well as funds collected from co-defendants International Media Solutions, Inc., Yolanda Velazquez and

Kermit Silva, who were not affiliated with the Company, to the victims of their actions, pursuant to the Fair Funds provisions of the Sarbanes-Oxley Act of

2002.

On November 18, 2004, the Company signed a Consent to Final Judgment of

Permanent Injunction with the SEC pursuant to which the Company, without admitting or denying the allegations included in the Complaint filed by the

Commission, consented to a permanent injunction from violation of various sections and rules under the Securities Act of 1933 and the Securities Exchange

Act of 1934. No disgorgement or civil penalties were sought from, or ordered to be paid by, the Company.

Additionally, the Company entered into a Stock Purchase Agreement with PNC Tool

Holdings LLC ("PNC") and Mr. Crowley, the sole member of PNC. Under the Stock

Purchase Agreement, the Company acquired, for $100, and other good and valuable consideration, 6,005,561 common shares of the Company held by PNC, which represented approximately 51.1% of the outstanding common shares of the Company at December 31, 2004, and which constituted 100% of the common stock held by such entity. The parties also executed general releases in favor of each other subject to the fulfillment of the conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement was effected on April 8, 2005, following formal approval by the SEC on February 10, 2005 and, on February 15, 2005 by the U.S.

District Court for the Southern District of Florida of the settlement of the litigation captioned SEC v. Dennis Crowley, Spear & Jackson, Inc., International

Media Solutions, Inc., Yolanda Velazquez and Kermit Silva (Case No:

04-80354-civ-Middlebrooks). The Stock Purchase Agreement was further conditioned on, among other things, the disgorgement and civil penalty funds being paid by

Mr. Crowley. These monies have now been received and are being administered for the benefit of the victims of the alleged fraud by a court appointed administrator pursuant to the Fair Funds provision of the Sarbanes-Oxley Act of

2002.

With the return of the Spear & Jackson shares to the Company by PNC, the stockholders of the Company had their percentage stock interest increase correspondingly. Jacuzzi Brands, Inc. ("Jacuzzi"), which at this time was a beneficial owner of 3,543,281 shares of common stock had its interest in the

Company increase to approximately 61.8% of the outstanding common stock.

Subsequent to the SEC action a number of class action lawsuits were initiated in the U.S. District Court for the Southern District of Florida by Company

stockholders against the Company, Sherb & Co. LLP, the Company's former independent auditor, and certain of the Company's directors and officers,

including Mr. Crowley, the Company's former Chief Executive Officer/Chairman,

and Mr. Fletcher, the Company's former CFO and current acting Chief Executive

Officer. These suits allege essentially the same claims as the SEC suit discussed above.

These various class action suits were subsequently consolidated. Thereafter, the defendants filed certain Motions to Dismiss with regard to the Complaint and on

October 19, 2005, the U.S. District Court for the Southern District of Florida

in Re Spear & Jackson Securities Litigation entered its Order regarding these

Motions. The Order denied the Company's motion as well as that of Mr. Crowley,

the former Chief Executive Officer of Spear & Jackson. The Court granted the

Motion to Dismiss on behalf of Mr. Fletcher, the Company's interim Chief

Executive Officer, and also granted the Motion to Dismiss on behalf of the

Company's former independent auditor, Sherb & Co., LLP. The class plaintiff has filed an appeal regarding the trial court's decision to dismiss the case against

Sherb & Co., LLP, which appeal is presently pending. No appeal was filed with respect to the decision to dismiss the case against Mr. Fletcher.

                    58

On July 7, 2006 the Company, Dennis Crowley and the Class Plaintiff reached a

Memorandum of Understanding ("MOU"), which confirmed that the plaintiffs, the

Company and Crowley in the class action had reached an agreement in principle for the settlement of this litigation, subject to Court approval. According to the terms of the MOU, the Company deposited the sum of $650,000 into a Qualified

Settlement Fund for disbursement to the Settlement Class pending approval of the

Court. Subsequent to this, Sherb & Co. also agreed to the terms of the

Settlement agreeing to contribute an additional $125,000.

On November 9, 2006, the Stipulation of Settlement was filed with the Court for preliminary approval. On January 31, 2007, the Court entered its Order

Preliminarily Approving Settlement and Providing for Notice and Setting Class

Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement, certified a "Settlement Class" of persons (with certain exceptions)

who purchased the Company's common stock between February 1, 2002 and April 15,

2004. The Order also approved as to form and content the Notice of Pendency and

Proposed Settlement of Class Action and Summary Notice. The Settlement hearing was set for May 11, 2007 to determine whether the terms of the Settlement were fair, just, reasonable and adequate to the Settlement Class and should be approved by the Court; whether a final judgment should be entered dismissing the litigation; whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to the plaintiffs' lead counsel. The Order also appointed a claim administrator and provided for notice to those who sought exclusion from the Settlement Class.

On January 10, 2007, Soneet Kapila applied to the Court to terminate the role of

Corporate Monitor having determined that his function was no longer necessary.

On January 22, 2007, the Court entered the order relieving the Corporate Monitor of his duties.

On May 11, 2007, the US District Court for the Southern District, sitting in

West Beach, Florida, heard the Plaintiff's motion for Final Approval of the

Class Action Settlement and Plan of Approval, to which there were no objectors or class members that opted out of the Settlement. On May 14, 2007, the Court signed the Final Judgment thus forever extinguishing all of the class action claims against the company and barring any claims for contribution by third parties. The Final Judgment made clear that the settlement was not an admission of wrongdoing or liability by the company.

On September 6, 2005, the Company was served with a Shareholder Derivative

Complaint, Hapka v. Crowley, et al. Case No. CA005068, filed on June 1, 2004 in the Circuit Court for Palm Beach County, Florida. The suit names the Company as a nominal defendant, and former directors Robert Dinerman, William Fletcher and

John Harrington, in addition to Dennis Crowley and the Company's prior independent auditors, Sherb & Co. LLP. The suit contains essentially the same factual allegations as the SEC suit, which was filed in April 2004 in the U. S.

District Court for the Southern District of Florida, and the series of class actions claims initiated in the U.S. District Court, but additionally alleges state law claims of breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and lack of reasonable care by various or all the defendants.

In August 2006 the Company entered into a settlement agreement with the plaintiff by agreeing to accept certain changes to its corporate governance procedures and the payment of $70,000 in legal fees. The settlement was filed with the Court in early November 2006, and if approved by the Court, would result in a dismissal of the suit and would release the Company and the former director defendants Robert Dinerman, William Fletcher and John Harrington.

Dennis Crowley and Sherb & Co. continue as defendants in this suit.

On February 2, 2007, the Circuit Court entered a Preliminary Approval Order preliminarily approving the partial settlement pursuant to the Stipulation of

Settlement between plaintiff and the Company, including its former directors

William Fletcher, John Harrington, and Robert Dinerman. The Court set May 29,

2007 at 8a.m. at the West Palm Beach County Courthouse, for the Settlement

Hearing to determine (i) whether the terms of the Partial Settlement were fair,

just reasonable and adequate to the derivative stockholders and to the Company,

and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear & Jackson,

as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs' counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

                    59

On May 29, 2007, the Circuit Court in Palm Beach County entered a Final Judgment and Order approving the settlement and award of attorneys' fees and expenses detailed in the Stipulation, resulting in the dismissal of the suit and the release of the Company and certain officers and directors.

Additionally, the Company is, from time to time, subject to legal proceedings and claims arising from the conduct of its business operations, including litigation related to personal injury claims, customer contract matters,

employment claims and environmental matters. While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities including lawsuits, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts accrued or covered by insurance, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

ITEM 6. EXHIBITS

31.1   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2   Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                    60

                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act of 1934,

the registrant caused this report to be signed on its behalf by the undersigned,

thereunto duly authorized.

Dated: August 14, 2007         SPEAR & JACKSON, INC.

                    By: /s/ Patrick J. Dyson

                      --------------------

                      Patrick J. Dyson

                      Chairman, Director and

                      Chief Financial Officer

                      (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated: August 14, 2007         By: /s/ Patrick J. Dyson

                      --------------------

                      Patrick J. Dyson

                      Chairman, Director and

                      Chief Financial Officer

                      (Principal Executive Officer)

Dated: August 14, 2007         By: /s/ Lewis Hon Ching Ho

                      ----------------------

                      Lewis Hon Ching Ho

                      Director and

                      Chief Administrative Officer

                      (Principal Administrative Officer)

                    61

                                  Exhibit 31.1

    CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a) OF THE

       SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick J. Dyson certify that:

1. I have reviewed this Quarterly report on Form 10-Q of Spear & Jackson, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

  a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,

   to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

  b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

  a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record,

   process, summarize and report financial information; and

  b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Patrick J. Dyson

Chairman, Chief Financial Officer and Principal Executive Officer

Date: August 14, 2007

</TEXT>

</DOCUMENT>

                                  Exhibit 31.2

    CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a) OF THE

       SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lewis Hon Ching Ho certify that:

1. I have reviewed this Quarterly report on Form 10-Q of Spear & Jackson, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

  a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,

   to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

  b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

  a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record,

   process, summarize and report financial information; and

  b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Lewis Hon Ching Ho

Chief Administrative Officer

Date: August 14, 2007

</TEXT>

</DOCUMENT>

                                  Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. AS ADOPTED PURSUANT TO

         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Spear & Jackson, Inc. (the "Company")

on Form 10-Q for the period ended June 30, 2007 (the "Report"), I, Patrick J.

Dyson certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)    The Report fully complies with the requirements of Section 13(a) or

     15(d) of the Securities Exchange Act of 1934; and

2)    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Patrick J. Dyson

--------------------

Patrick J. Dyson

Director and Principal Executive Officer

August 14, 2007

</TEXT>

</DOCUMENT>

                                  Exhibit 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. AS ADOPTED PURSUANT TO

     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report of Spear & Jackson, Inc. (the "Company")

on Form 10-Q for the period ended June 30, 2007 (the "Report"), I, Lewis Hon

Ching Ho, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)    The Report fully complies with the requirements of Section 13(a) or

     15(d) of the Securities Exchange Act of 1934; and

2)    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lewis Hon Ching Ho

----------------------

Lewis Hon Ching Ho

Chief Administrative Officer

August 14, 2007